UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No. 5)

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AGBA ACQUISITION LIMITED
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT DATED SEPTEMBER 2, 2022 — SUBJECT TO COMPLETION

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF AGBA ACQUISITION LIMITED,
WHICH WILL BE RENAMED “AGBA GROUP HOLDING LIMITED”
IN CONNECTION WITH THE BUSINESS COMBINATION DESCRIBED HEREIN

AGBA ACQUISITION LIMITED
Room 1108, 11th Floor, Block B
New Mandarin Plaza, 14 Science Museum Road
Tsimshatsui East, Kowloon, Hong Kong

Dear Shareholders:

You are cordially invited to attend the extraordinary general meeting of the shareholders of AGBA Acquisition Limited (“AGBA”, “we”, “our”, or “us”), which will be held at [•] at [•].am., Eastern Time, on [•], 2022. The extraordinary general meeting will be a virtual meeting via live webcast. Shareholders will NOT be able to attend the extraordinary general meeting in-person. You will be able to attend the extraordinary general meeting and vote and submit questions during the extraordinary general meeting via the live webcast by visiting [•]. This proxy statement includes additional instructions on how to access the extraordinary general meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity.

The board of directors of AGBA Acquisition Limited, a BVI company (“AGBA”), has unanimously approved the transactions (collectively, the “Business Combination”) contemplated by that certain Business Combination Agreement, dated November 3, 2021, as amended on November 18, 2021, January 4, 2022, and May 4, 2022, and as may be further amended, supplemented or otherwise modified from time to time, (the “Business Combination Agreement”), by and among AGBA, TAG Holdings Limited (“TAG”), and the other parties thereto, a copy of which is attached to this proxy statement as Annex A, Annex A-1, Annex A-2, and Annex A-3. On behalf of the board of directors of AGBA, we are pleased to enclose the proxy statement relating to the proposed acquisition of OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), and their collective subsidiaries, and such other transactions contemplated by the Business Combination Agreement (OPH and Fintech together, prior to the OPH Merger, and B2B and Fintech together, after the OPH Merger, in each case including such entities’ respective subsidiaries, being the “TAG Business”).

TAG is a British Virgin Islands incorporated holding company that does not conduct any material business operations. After the Business Combination, AGBA Group Holding Limited (the “Post-Combination Company”) will also be a British Virgin Islands incorporated holding company that does not conduct any material business operations. The TAG Business’s operations are, and will be, conducted by its Hong Kong-based operating subsidiaries. This offshore holding company structure may present certain risks to shareholders as described further in the section titled “Risk Factors — Risk Factors Relating to the Business Combination” beginning on page 96 of this proxy statement. Please also refer to the organization chart set out on pages 31, 33 and 117 of this proxy statement for further information on the TAG Business’s holding company structure both before and after the Business Combination.

On May 20, 2020, the U.S. Senate passed the HFCA Act that requires a foreign company to certify it is not owned or controlled by a foreign government if the Public Company Accounting Oversight Board (“PCAOB”) is unable to audit specified reports because the company uses a foreign auditor not subject to PCAOB inspection. If the PCAOB is unable to inspect the company’s auditors for three consecutive years, the issuer’s securities are prohibited to trade on a national exchange. On December 2, 2020, the U.S. House of Representatives approved the HFCA Act, and on December 18, 2020, the HFCA Act was signed into law. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act. The bill, if enacted, would shorten the three-consecutive-year compliance period under the HFCA Act to two consecutive years. As a result, the time period before the Post-Combination Company’s securities may be prohibited from trading or delisted will be reduced. On December 2, 2021, the SEC adopted final amendments implementing congressionally mandated submission and disclosure requirements of the HFCA Act. The PCAOB has stated that currently it is unable to fully inspect or investigate registered public accounting firms headquartered in: (i) China, and (ii) Hong Kong. On December 16, 2021, the PCAOB issued a Determination Report finding that the PCAOB is unable to inspect or investigate with sufficient completeness registered public accounting firms headquartered in: (i) China, and (ii) Hong Kong. The management of the TAG Business believes that this determination does not impact the TAG Business, as the auditor of both AGBA and the TAG Business, Friedman LLP,

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(i) is headquartered in New York, U.S.A., (ii) is an independent registered public accounting firm with the PCAOB, and (iii) has been inspected by the PCAOB on a regular basis. The management of the TAG Business, therefore, believes that Friedman LLP is not subject to the determinations announced by the PCAOB on December 16, 2021 with respect to PRC and Hong Kong-based auditors. Friedman LLP is not included in the list of determinations announced by the PCAOB on December 21, 2021 in their HFCAA Determination Report under PCAOB Rule 6100. On August 26, 2022, the China Securities Regulatory Commission, or CSRC, the Ministry of Finance of the PRC, and PCAOB signed a Statement of Protocol, or the Protocol, governing inspections and investigations of audit firms based in China and Hong Kong. Pursuant to the Protocol, the PCAOB has independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. However, uncertainties still exist whether this new framework will be fully complied with. If notwithstanding this new framework, the PCAOB was unable to fully inspect Friedman LLP (or any other auditor of the Post-Combination Company) in the future, the Post-Combination Company’s securities could be subject to certain consequences under the Holding Foreign Companies Accountable Act, including being delisted or prohibited from being traded “over-the-counter” which could have an adverse impact on the business and prospects of the Post-Combination Company. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC — The securities of the Post-Combination Company may be delisted or prohibited from being traded “over-the-counter” under the Holding Foreign Companies Accountable Act (and the Accelerating Holding Foreign Companies Accountable Act, if passed into law) if the PCAOB were unable to fully inspect the company’s auditor.”

OPH, a holding company incorporated in Hong Kong, is a direct wholly-owned subsidiary of TAG engaged in the operation of business-to-business or “B2B” and business-to-consumer or “B2C” financial services in each case through its subsidiary entities in Hong Kong. OPH’s subsidiary entities operate, respectively, insurance brokerage services (through OnePlatform Wealth Management Limited), asset management services (through OnePlatform Asset Management Limited and Kerberos (Nominee) Limited), property brokerage services (through OnePlatform International Property Limited) and money lending (through Maxthree Limited, OnePlatform Credit Limited, Trendy Reach Holdings Limited, Profit Vision Limited and Hong Kong Credit Corporation Limited). Fintech, a British Virgin Islands holding company, is a direct wholly-owned subsidiary of TAG engaged, through its subsidiaries, in financial technology or “fintech” businesses. It currently holds minority interests in several fintech investments through its wholly-owned subsidiary TAG Technologies Limited. Tandem Fintech Limited, another wholly-owned subsidiary of Fintech, operates a health and wealth digital platform. Please refer to the section of this proxy statement titled “Information About the TAG Business” for further information. B2B, B2BSub, and HKSub are newly formed companies incorporated for the purpose of effecting the acquisition mergers of OPH and Fintech contemplated by the Business Combination Agreement. TAG is the beneficial owner of each of OPH, Fintech, B2B, B2BSub, HKSub, and their collective subsidiaries.

Upon the closing of the transactions contemplated in the Business Combination Agreement (the “Closing”): (i) AGBA will become, through an acquisition merger, the 100% owner of the issued and outstanding securities of each of OPH and Fintech, in exchange for 55,500,000 ordinary shares of AGBA, par value US$0.001 per share (the “Aggregate Stock Consideration”); (ii) the governing documents of AGBA will be amended and restated and become the Fifth Amended and Restated Memorandum and Articles of Association as described in this proxy statement; and (iii) AGBA’s name will change to “AGBA Group Holding Limited” which we also refer to as “Post-Combination Company” in this proxy statement.

At the extraordinary general meeting, AGBA shareholders will be asked to consider and vote upon the following proposals:

•        To approve the Business Combination Agreement between AGBA, TAG, OPH, Fintech, and the other parties thereto and the transactions contemplated thereunder, including but not limited to the acquisition by way of merger of all of the issued and outstanding shares of OPH and Fintech from TAG, as provided for in the Business Combination Agreement and the consideration paid to TAG by way of new issue of AGBA ordinary shares in accordance with the Business Combination Agreement, or the “Business Combination.” This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.” A copy of the Business Combination Agreement is attached to this proxy statement as Annex A, Annex A-1, Annex A-2, and Annex A-3.

•        To approve the proposed amendment to the Existing Charter and adopt the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 2.”

•        To approve, on a non-binding advisory basis, six separate governance proposals relating to certain material differences between the corporate governance provisions of the Existing Charter and those of the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. These proposals are collectively referred to as the “Governance Proposals” or “Proposal No. 3.”

•        To approve the issuance of more than 20% of the issued and outstanding AGBA ordinary shares pursuant to the terms of the Business Combination Agreement, as required by Nasdaq Listing Rules 5635(a), (b), and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

•        To approve and adopt the AGBA Group Holding Limited Share Award Scheme. This proposal is called the “Share Award Scheme Proposal” or “Proposal No. 5.”

•        To consider a proposal, if put, to approve the adjournment of the extraordinary general meeting in the event AGBA does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 6.”

Proposals No. 1 through No. 6 are collectively referred to as the “Proposals.”

It is anticipated that, upon consummation of the Business Combination, AGBA’s existing shareholders, including the Sponsor (as defined below), will own approximately 8.5% of the issued Post-Combination Company’s ordinary shares, and TAG, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, will own approximately 85.3% of the issued Post-Combination Company’s ordinary shares (comprising 100% of the Aggregate Stock Consideration). These relative percentages assume that (i) none of AGBA’s existing public shareholders exercise their redemption rights, as discussed herein; and (ii) there is no exercise or conversion of AGBA Warrants (as defined below). If any of AGBA’s existing public shareholders exercise their redemption rights, the anticipated percentage ownership of AGBA’s existing shareholders will be reduced. You should read “Summary of the Proxy Statement — The Business Combination Proposal” and “Unaudited Pro Forma Condensed Combined Financial Statements” for further information.

Pursuant to the Business Combination Agreement, AGBA and TAG agree that they shall use their reasonable best efforts to cause the Post-Combination Company to receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 (or such greater amount as determined by the parties) in a private placement or other financing to be consummated simultaneously with the Closing (the “PIPE Investment”), and it is a condition precedent to Closing that the Post-Combination Company shall receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 comprised of (i) amounts not redeemed from AGBA’s trust account and (ii) amounts raised in the PIPE Investment. On July 14, 2022, AGBA filed a preliminary S-1 registration statement with the SEC to register the resale of ordinary shares of AGBA (the “AGBA Shares”) comprising the Aggregate Stock Consideration. However, prior to Closing, AGBA will amend the July 14, 2022 initial filing of the S-1 registration statement such that (i) the only selling shareholders thereunder shall be those pursuant the PIPE Investment, and (ii) the only shares to be registered for resale at that time prior to Closing shall be the AGBA Shares issued pursuant to the PIPE Investment (the “PIPE Shares”), and not the Aggregate Stock Consideration. Then, following Closing, the second and third phases of the distribution process after the initial distribution at Closing of 100% of the Aggregate Stock Consideration to TAG shall involve the filing of a resale registration statement on Form S-1 to register the distribution of the Aggregate Stock Consideration from TAG to its ultimate beneficial shareholders; followed by the filing of a resale registration statement on Form S-1 to register the resale of 100% of the Aggregate Stock Consideration by the ultimate beneficial shareholders. Furthermore, on August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

Only shareholders who held AGBA Shares at the close of business on [•], 2022 will be entitled to vote at the extraordinary general meeting and at any adjournments and postponements thereof. Holders of AGBA Shares will be asked to approve the Business Combination Agreement dated as of November 3, 2021 (as amended) and other related proposals.

Regardless of how many shares you own, your vote is very important. Whether or not you plan to attend the extraordinary general meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the extraordinary general meeting.

AGBA is a blank check company incorporated on October 8, 2018 as a BVI limited company and incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. AGBA’s units, ordinary shares, rights and warrants are traded on the Nasdaq Capital Market (“Nasdaq”) under the symbols “AGBAU,” “AGBA,” “AGBAR,” and “AGBAW,” respectively. At the Closing, the AGBA rights will automatically convert into shares so that the rights will no longer trade under “AGBAR.” AGBA will apply for listing, to be effective at the time of the Business Combination, of the Aggregate Stock Consideration on Nasdaq under the proposed symbol “AGBA.” It is a condition of the consummation of the Business Combination that the listing application for the Aggregate Stock Consideration shall have been approved by Nasdaq, but there can be no assurance such listing condition will be met. If such listing condition is not met, the Business Combination will not be consummated unless the Nasdaq condition set forth in the Business Combination Agreement is waived by TAG.

The TAG Business is centered in Hong Kong and does not have any operations in mainland China (“China” or the “PRC”). Pursuant to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”), which is a national law of the PRC and the constitutional document for Hong Kong, national laws of the PRC shall not be applied in Hong Kong except for those listed in Annex III of the Basic Law (which shall be confined to laws relating to defense and foreign affairs as well as other matters outside the autonomy of Hong Kong). AGBA and TAG expect that, immediately following the Business Combination, the Post-Combination Company will not have operations in mainland China.

Notwithstanding, the PRC legal system is evolving rapidly, and PRC laws, regulations, and rules may change quickly with little advance notice. As many of these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and the non-precedential nature of these decisions, the interpretation of these laws, rules, and regulations may be inconsistent and they may be subject to inconsistent enforcement. The PRC government has exercised and continues to exercise substantial control over many sectors of the PRC economy, including through regulation and/or state ownership. PRC government actions have had, and may continue to have, a significant effect on economic conditions in the PRC and the businesses which are subject to them.

If certain PRC laws and regulations were to apply to the TAG Business or its subsidiaries in the future, the application of such laws and regulations may have a material adverse impact on the business, financial condition, results of operations, and prospects of the TAG Business, which, in turn, may cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. For example, if the PRC Data Security Law were to apply to the TAG Business’s Hong Kong-based businesses, the Post-Combination Company could become subject to data security and privacy obligations, including the need to conduct a national security review of data activities that may affect the national security of the PRC, and could be prohibited from providing data stored in Hong Kong to foreign judicial or law enforcement agencies without approval from relevant PRC regulatory authorities. Compliance with such or similar requirements could have a chilling effect on the business, financial condition and results of operations of the Post Combination Company.

As well as these operational risks arising out of the potential application of such PRC laws and regulations to the Post Combination Company, transactional risk may arise if the Measures for Cybersecurity Review issued by the Cyberspace Administration of China which became effective on February 15, 2022 (the “Measures”), which relates to data security and overseas listing of mainland Chinese businesses, were to apply to the TAG Business’s Hong Kong-based businesses. Although, as of the date of this proxy statement, and as advised by TAG’s PRC counsel AnJie Law, the Measures do not apply to the TAG Business, if they did apply, the affected companies could be required to apply for a cybersecurity review by the Cybersecurity Review Office of the PRC prior to completing the Business Combination and the listing of the Post-Combination Company’s shares on the Nasdaq. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC” in this proxy statement.

There can be no guarantee that the recent statements or regulatory actions by the relevant organs of the PRC government, including those in relation to the PRC Data Security Law, the Measures, the PRC Personal Information Protection Law and variable interest entities, and the anti-monopoly enforcement actions taken by relevant PRC government authorities, will continue not to apply to the TAG Business, or that the organs of the PRC government will not seek to intervene or influence the operations of the TAG Business at any time in the future. Should certain laws and regulations applicable to PRC companies apply to the TAG Business or its subsidiaries in the future, the TAG Business may become subject to increased control or oversight by PRC government organs, which, depending on the nature of such potential oversight or control or which laws or regulations apply, may have a material adverse impact on the business, financial condition, results of operations, and prospects of the Post-Combination Company, the Post-Combination Company’s ability to accept foreign investments, and the Post-Combination Company’s ability to offer or continue to offer securities to investors on a U.S. or other international securities exchange, any combination of which may, in turn, cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. Neither AGBA nor TAG can predict the extent of such impact, if any or if at all, if such events were to occur. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC” for additional information on these risks.

Until recently, neither OPH nor Fintech had previously declared any dividends or made any distributions between it and TAG, it and its subsidiaries, it and any other entities, or it to investors. On January 18, 2022, however, Fintech approved, declared, and distributed a special dividend of US$47 million to TAG. This one-off special dividend distribution was made solely due to the investment gain from the sale of Fintech’s investment in Nutmeg Saving and Investment Limited in September 2021. The dividends were paid by offsetting a receivable due from the Legacy Group and the remaining balance was paid by cash. Please refer to the financial statements of OPH and Fintech including “Note 13 — shareholder’s deficit” at page F-82 for further details. Apart from this one-off special dividend distribution, the management of the TAG Business intends to retain all available funds and future earnings, if any, for operation and business developments and does not anticipate declaring or paying any dividends in the foreseeable future. Any future determination related to the TAG Business’s dividend policy will be made at the discretion of the TAG Business’s board of directors after considering the TAG Business’s financial condition, results of operations, capital requirements, contractual requirements, business prospects and other factors the board of directors deems relevant, and subject to the restrictions contained in any future financing instruments.

The entities comprising the TAG Business currently transfer cash through their organization for daily business and operating activities, commercial transactions, and related party transactions on an arms-length basis following appropriate approvals and governance processes. Please refer to the section of this proxy statement entitled “Related Party Transactions — Certain Transactions of the TAG Business” for further details of the TAG Business’s related party transactions. These fund transfers are made in accordance with the TAG Business’s cash management policies and payment policy and procedure, with established delegation and signing authority processes to ensure appropriate corporate approvals are obtained before execution. Other than the distribution of 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG (i.e. shareholders of Convoy Global), pursuant to the terms of the Business Combination Agreement, (see “Proposal No. 1 — The Business Combination Proposal”) the management of the TAG Business anticipates that these practices will continue after the Business Combination. Please refer to the section of this proxy statement titled “Summary of the Proxy Statement — The TAG Business’s Cash Flows and Transfers of Other Assets” for further information.

Investing in the Post-Combination Company’s securities involves a high degree of risk. We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the section entitled “Risk Factors.”

As of June 23, 2022, there was approximately US$38.3 million in AGBA’s trust account. On May 12, 2022, the last sale price of AGBA ordinary shares was US$11.29 per share.

Pursuant to AGBA’s Fourth Amended and Restated Memorandum and Articles of Association, as amended and restated on May 3, 2022 (the “Existing Charter”), AGBA is providing its public shareholders with the opportunity to redeem all or a portion of their shares of AGBA Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in AGBA’s trust account as of two Business Days prior to the consummation of the Business Combination, including interest, less taxes payable, divided by the number of then outstanding AGBA Shares that were sold as part of the AGBA Units in AGBA’s initial public offering (“IPO”), subject to the limitations described herein. AGBA estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately US$11.39 at the time of the extraordinary general meeting. AGBA’s public shareholders may elect to redeem their shares even if they vote for the Business Combination Proposal or do not vote at all. AGBA has no specified maximum redemption threshold under AGBA’s Existing Charter. Holders of outstanding AGBA Warrants and AGBA Rights do not have redemption rights in connection with the Business Combination.

AGBA is providing this proxy statement and accompanying proxy card to its shareholders in connection with the solicitation of proxies to be voted at the extraordinary general meeting and at any adjournments or postponements of the meeting. The Initial Shareholders, who own approximately 29.0% of AGBA Shares as of the Record Date, have agreed to vote all shares they own in favor of the Business Combination Proposal, and intend to vote for each of the other Proposals as well, although there is no agreement in place with respect to voting on those proposals.

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On [•], 2022, the record date for the extraordinary general meeting (the “Record Date”), the last sale price of AGBA Shares was US$[•].

Each shareholder’s vote is very important. Whether or not you plan to attend the extraordinary general meeting in person, please submit your proxy card without delay. Shareholders may revoke proxies at any time before they are voted at the meeting. Voting by proxy will not prevent a shareholder from voting in person if such shareholder subsequently chooses to attend the extraordinary general meeting.

The accompanying proxy statement provides shareholders of AGBA with detailed information about the Business Combination and other matters to be considered at the extraordinary general meeting of AGBA. We encourage you to read the entire accompanying proxy statement, including the Annexes and other documents referred to therein, carefully and in their entirety.

AGBA’s board of directors unanimously recommends that AGBA shareholders vote “FOR” approval of each of the proposals.

Gordon Lee Chief Executive Officer AGBA Acquisition Limited
[•], 2022

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

HOW TO OBTAIN ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about AGBA that is not included or delivered herewith. If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents filed by AGBA with the Securities and Exchange Commission, such information is available without charge upon written or oral request. Please contact the following:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If you would like to request documents, please do so no later than [•], 2022 to receive them before AGBA’s extraordinary general meeting. Please be sure to include your complete name and address in your request. Please see the section entitled “Where You Can Find Additional Information” to find out where you can find more information about AGBA and the TAG Business. You should rely only on the information contained in this proxy statement in deciding how to vote on the Business Combination. Neither AGBA nor TAG has authorized anyone to give any information or to make any representations other than those contained in this proxy statement. Do not rely upon any information or representations made outside of this proxy statement. The information contained in this proxy statement may change after the date of this proxy statement. Do not assume after the date of this proxy statement that the information contained in this proxy statement is still correct.

TRADEMARKS

This document contains references to trademarks, trade names, and service marks belonging to other entities. Solely for convenience, trademarks, trade names, and service marks referred to in this proxy statement may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

MARKET AND INDUSTRY DATA

This proxy statement includes industry and market data obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this proxy statement, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. Each publication, study and report speaks as of its original publication date (and not as of the date of this proxy statement). Certain of these publications, studies and reports were published before the COVID-19 pandemic and therefore do not reflect any impact of COVID-19 on any specific market or globally. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. We have not independently verified this third-party information. The industry in which the TAG Business and its subsidiaries operate is subject to a high degree of uncertainty and risk. As a result, the estimates and market and industry information provided in this proxy statement are subject to change based on various factors, including those described in the sections entitled “Special Note Regarding Forward-Looking Statements” beginning on page 106 of this proxy statement and “Risk Factors” beginning on page 58 of this proxy statement and elsewhere in this proxy statement.

FREQUENTLY USED TERMS

Unless otherwise stated in this proxy statement or unless the context requires otherwise, references in this proxy statement to:

•        “AGBA,” “we,” “us” or “our company” means AGBA Acquisition Limited;

•        “AGBA Group Holding Limited” or the “Post-Combination Company” means AGBA following the consummation of the Business Combination;

•        “AGBA Holding” or the “Sponsor” means AGBA Holding Limited;

•        “AGBA Rights” means the rights to receive one-tenth (1/10) of one AGBA Share upon the consummation of an initial business combination by AGBA;

•        “AGBA Shares” means the ordinary shares of AGBA, US$0.001 par value per share;

•        “AGBA Units” means the units issued in the IPO, consisting of one AGBA Share, one AGBA Warrant, and one AGBA Right;

•        “AGBA Warrants” means the redeemable warrants entitling the holder thereof to purchase one-half of one AGBA Share;

•        “Aggregate Stock Consideration” means the 55,500,000 AGBA Shares, with a deemed price of US$10.00 per share, to be issued to TAG, in its capacity as sole shareholder of B2B and Fintech, in accordance with the terms of the Business Combination Agreement;

•        “B2B” means TAG International Limited, a BVI business company and wholly-owned subsidiary of TAG;

•        “B2BSub” means TAG Asset Partners Limited, a BVI business company and wholly-owned subsidiary of B2B;

•        “Business Combination” means the transactions contemplated by the Business Combination Agreement;

•        “Business Combination Agreement” means that certain Business Combination Agreement dated November 3, 2021 by and among AGBA, B2B, B2BSub, HKSub, OPH, Fintech, and TAG, as amended on November 18, 2021, January 4, 2022, and May 4, 2022, and as may be further amended, supplemented or otherwise modified from time to time, and its schedules and exhibits thereto;

•        “Business Day” means any day (except any Saturday, Sunday, or public holiday) on which banks in New York City, New York are open for business;

•        “BVI” means the British Virgin Islands;

•        “BVI Companies Law” means the BVI Business Companies Act, 2004 (as amended from time to time);

•        “CFS” means Convoy Financial Services Limited, a member of the Legacy Group;

•        “China,” “mainland China,” or the “PRC” means the People’s Republic of China;

•        “Closing” means closing of the Business Combination in accordance with the terms of the Business Combination Agreement;

•        “Convoy Global” means Convoy Global Holdings Limited, TAG’s parent company;

•        “COVID-19” means the novel coronavirus, SARS-CoV-2;

•        “DTC” means Depository Trust Company;

•        “Exchange Act” means the Securities Exchange Act of 1934, as amended;

•        “Existing Charter” means AGBA’s Fourth Amended and Restated Memorandum and Articles of Association, as amended and restated on May 3, 2022;

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•        “extraordinary general meeting” means the meeting of the shareholders of AGBA that is the subject of this proxy statement;

•        “fintech” means financial technology;

•        “Fintech” means TAG Asia Capital Holdings Limited;

•        “Fifth Amended and Restated Memorandum and Articles of Association” means the Fifth Amended and Restated Memorandum and Articles of Association of AGBA, substantially in the form as set forth at Annex B;

•        “Governance Proposals” means, collectively, Proposals 3A, 3B, 3C, 3D, 3E and 3F of this proxy statement as set forth in the section entitled “Proposal No. 3 — The Governance Proposals”;

•        “Group Parties” means, collectively, B2B, B2BSub, HKSub, OPH, Fintech, and their respective subsidiaries, and each a “Group Party”;

•        “HKCC” means Hong Kong Credit Corporation Limited;

•        “HKSub” means OnePlatform International Limited, a Hong Kong company and wholly-owned subsidiary of B2BSub;

•        “Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China;

•        “Hong Kong Dollars” or “HK$” means the lawful currency of Hong Kong;

•        “IFA” means the Legacy Group’s independent financial advisory business, conducted by CFS;

•        “IFA Restructuring” means the transfer of CFS’s independent financial advisors to OnePlatform Wealth Management Limited;

•        “Initial Shareholders” means the Sponsor and the officers and directors of AGBA who hold Insider Shares and 225,000 Private Placement Units;

•        “Insider Shares” means the aggregate of 1,150,000 AGBA Shares sold to our Initial Shareholders in October 2018 and February 2019 for an aggregate purchase price of US$25,000;

•        “IPO” means the initial public offering of AGBA, completed on May 16, 2019, pursuant to which the AGBA Units were listed on Nasdaq;

•        “Legacy Group” means, prior to the Closing, Convoy Global Holdings Limited and its subsidiaries and affiliates, and after the Closing, Convoy Global Holdings Limited and its subsidiaries and affiliates, excluding the TAG Business, its subsidiaries, B2B, B2BSub, and HKSub;

•        “Merger Sub I” means AGBA Merger Sub I Limited, a BVI business company and wholly-owned subsidiary of AGBA;

•        “Merger Sub II” means AGBA Merger Sub II Limited, a BVI business company and wholly-owned subsidiary of AGBA;

•        “Merger Subs” means, together Merger Sub I and Merger Sub II;

•        “Nasdaq” means the Nasdaq Capital Market;

•        “OAM” means OnePlatform Asset Management Limited;

•        “OIP” means OnePlatform International Property Limited;

•        “OPH” means, as the context requires, OnePlatform Holdings Limited prior to the OPH Merger, and, with respect to the entities that comprise the TAG Business, B2B following the OPH Merger;

•        “OPH Merger” means the merger of OPH with and into HKSub, with HKSub as the surviving entity, which completed on August 11, 2022;

•        “OWM” means OnePlatform Wealth Management Limited;

•        “PCAOB” means the Public Company Accounting Oversight Board of the United States;

•        “PIPE Investment” means a private placement or other private financing to be consummated simultaneously with the Closing;

•        “PIPE Shares” means the AGBA Shares issued pursuant to the PIPE Investment;

•        “Post-Combination Company” means AGBA following the consummation of the Business Combination;

•        “Private Placement Units” means private AGBA Units held by the Sponsor, which were acquired by the Sponsor at the consummation of the IPO;

•        “Private Warrants” means warrants sold as part of the Private Placement Units at the consummation of the IPO;

•        “Public Warrants” means warrants sold as part of the ABGA Units sold in the IPO;

•        “Record Date” means [•];

•        “SEC” or “Securities and Exchange Commission” means the Securities and Exchange Commission of the United States;

•        “Securities Act” means the Securities Act of 1933, as amended;

•        “Share Award Scheme” means the Post-Combination Company’s Share Award Scheme, the form of which is attached to this proxy statement as Annex C;

•        “Sponsor” means AGBA Holding Limited, the sponsor of AGBA;

•        “TAG” means TAG Holdings Limited, a member of the Legacy Group;

•        “TAG Business” means, as the context requires, OPH and Fintech together, prior to the OPH Merger, and B2B and Fintech together, after the OPH Merger, in each case including such entities’ respective subsidiaries;

•        “Transfer Agent” or “Continental” means Continental Stock Transfer & Trust Company;

•        “trust account” means the trust account of AGBA that holds the proceeds of the IPO;

•        “U.S. Dollars,” “USD,” and “US$” means the legal currency of the United States; and

•        “U.S. GAAP” means the accounting principles generally accepted in the United States.

Reporting Currency

The reporting currency of AGBA is the U.S. Dollar. This proxy statement also contains translations of certain foreign currency amounts into U.S. Dollars for the convenience of the reader. The reporting currency of the TAG Business is the U.S. Dollar and the accompanying combined and consolidated financial statements have been expressed in U.S. Dollars. In addition, the TAG Business and its subsidiaries operating in Hong Kong maintain their books and record in their local currency, Hong Kong Dollars, which is a functional currency being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not U.S. Dollars are translated into U.S. Dollars, in accordance with ASC Topic 830-30, “Translation of Financial Statements”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statements of changes in shareholder’s equity. We make no representation that the Hong Kong Dollar or U.S. Dollar amounts referred to in this proxy statement could have been or could be converted into U.S. Dollars or Hong Kong Dollars, as the case may be, at any particular rate or at all.

AGBA ACQUISITION LIMITED
Room 1108, 11th Floor, Block B
New Mandarin Plaza
14 Science Museum Road
Tsimshatsui East
Kowloon, Hong Kong

Attn: Gordon Lee
Tel: (852) 6872 0258

NOTICE OF EXTRAORDINARY GENERAL MEETING OF
AGBA ACQUISITION LIMITED SHAREHOLDERS

To Be Held on [•], 2022

To AGBA Acquisition Limited (“AGBA”) Shareholders:

NOTICE IS HEREBY GIVEN that you are cordially invited to attend an extraordinary general meeting of shareholders of AGBA (“AGBA,” “we,” “our,” or “us”) to be held at [•], on [•], 2022, at [•] a.m. (the “extraordinary general meeting”), for the following purposes:

•        To approve the business combination agreement dated as of November 3, 2021 (as amended on November 18, 2021, January 4, 2022, and May 4, 2022, and as may be amended or supplemented from time to time, the “Business Combination Agreement”) between AGBA, TAG International Limited, TAG Asset Partners Limited, OnePlatform International Limited, OnePlatform Holdings Limited (“OPH”) and TAG Asia Capital Holdings Limited (“Fintech”), and TAG Holdings Limited (“TAG”) and the transactions contemplated thereunder, including but not limited to the acquisition, by way of merger, of all of the issued and outstanding shares of each of OPH and Fintech, as provided for in the Business Combination Agreement, and the consideration paid to TAG by way of new issue of ordinary shares in accordance with the Business Combination Agreement, or the “Business Combination.” A copy of the Business Combination Agreement is attached to this proxy statement as Annex A, Annex A-1, Annex A-2, and Annex A-3. This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•        To approve the proposed amendment to the Existing Charter and adopt the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 2.”

•        To approve, on a non-binding advisory basis, six separate governance proposals relating to certain material differences between the corporate governance provisions of the Existing Charter and those of the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. These proposals are collectively referred to as the “Governance Proposals” or “Proposal No. 3.”

•        To approve the issuance of more than 20% of the issued and outstanding AGBA ordinary shares pursuant to the terms of the Business Combination Agreement, as required by Nasdaq Listing Rules 5635(a), (b), and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

•        To approve and adopt the AGBA Group Holding Limited Share Award Scheme. A copy of the form of the Share Award Scheme is attached to this proxy statement as Annex C. This proposal is called the “Share Award Scheme Proposal” or “Proposal No. 5.”

•        To consider a proposal, if put, to approve the adjournment of the extraordinary general meeting in the event AGBA does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 6.”

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The Business Combination Proposal is conditioned upon the approval of the Amendment Proposal and the Nasdaq Proposal. The Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, and the Share Award Scheme Proposal are dependent upon the approval of the Business Combination Proposal. In the event that the Business Combination Proposal is not approved, AGBA will not consummate the Business Combination. If AGBA does not consummate the Business Combination and fails to complete an initial business combination by November 16, 2022, AGBA will be required to dissolve and liquidate.

Proposals No. 1 through No. 6 are sometimes collectively referred to herein as the “Proposals.”

As of the date of this proxy statement, there were 4,737,871 AGBA Shares issued and outstanding and entitled to vote. Only AGBA shareholders who hold shares of record as of the close of business on [•], 2022 are entitled to vote at the extraordinary general meeting or any adjournment of the extraordinary general meeting. This proxy statement is first being mailed to shareholders on or about [•], 2022. Approval of the Business Combination Proposal, the Amendment Proposal, and the Governance Proposals will each require 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Further, approval of the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal will each require the affirmative vote of the holders of a majority of the outstanding ordinary shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Attending the extraordinary general meeting by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal.

AGBA currently is authorized to issue 100,000,000 ordinary shares, US$0.001 par value per share.

Whether or not you plan to participate in the virtual extraordinary general meeting, please date, sign, and return your proxy card without delay, or submit your proxy through the Internet or by telephone as promptly as possible in order to ensure your representation at the extraordinary general meeting no later than the time appointed for the meeting or adjourned meeting. Voting by proxy will not prevent you from voting your shares online if you subsequently choose to participate in the extraordinary general meeting virtually. If you fail to return your proxy card and do not participate in the virtual meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the extraordinary general meeting.

You may revoke a proxy at any time before it is voted at the extraordinary general meeting by executing and returning a proxy card dated later than the previous one, by participating in the virtual extraordinary general meeting and casting your vote by hand or by ballot (as applicable) or by submitting a written revocation to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565 (“Advantage Proxy”), that is received by Advantage Proxy before we take the vote at the extraordinary general meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

AGBA is providing the accompanying proxy statement and accompanying proxy card to AGBA’s shareholders in connection with the solicitation of proxies to be voted at the extraordinary general meeting and at any adjournments of the extraordinary general meeting. Information about the extraordinary general meeting, the Business Combination and other related business to be considered by AGBA’s shareholders at the extraordinary general meeting is included in the accompanying proxy statement. Whether or not you plan to attend the extraordinary general meeting virtually, all of AGBA’s shareholders should read the accompanying proxy statement, including the Annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 58 of the accompanying proxy statement.

After careful consideration, the board of directors of AGBA has unanimously approved the Business Combination Agreement and the transactions contemplated thereby, and unanimously recommends that shareholders vote “FOR” the adoption of the Business Combination Agreement and approval of the transactions contemplated thereby, and “FOR” all other proposals presented to AGBA’s shareholders in the accompanying proxy statement. When you consider the recommendation of these proposals by the board of directors of AGBA,

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you should keep in mind that AGBA’s directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of AGBA’s Directors and Executive Officers in the Business Combination” in the accompanying proxy statement for a further discussion of these considerations.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU: (A) HOLD PUBLIC ORDINARY SHARES, OR (B) HOLD PUBLIC ORDINARY SHARES THROUGH PUBLIC UNITS AND YOU ELECT TO SEPARATE YOUR PUBLIC UNITS INTO THE UNDERLYING PUBLIC ORDINARY SHARES PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC ORDINARY SHARES; AND (II) (A) DEMAND, NO LATER THAN 5:00 P.M., EASTERN TIME ON [•], 2022 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), THAT AGBA REDEEM YOUR SHARES INTO CASH; AND (B) SUBMIT YOUR REQUEST IN WRITING TO AGBA’S TRANSFER AGENT, AT THE ADDRESS LISTED AT THE END OF THIS SECTION AND DELIVERING YOUR SHARES TO AGBA’S TRANSFER AGENT PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

By order of the Board of Directors,

Gordon Lee Chief Executive Officer of AGBA Acquisition Limited
[•], 2022

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR AGBA SHAREHOLDERS

The questions and answers below highlight only selected information from this document and only briefly address some commonly asked questions about the proposals to be presented at the extraordinary general meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to AGBA’s shareholders. Shareholders should read this proxy statement, including the Annexes and the other documents referred to herein, carefully and in their entirety to fully understand the proposed Business Combination and the voting procedures for the extraordinary general meeting, which will be held virtually at 10:00 a.m. Eastern Time on [•], 2022. If you hold your shares through a bank, broker, or other nominee, you will need to take additional steps to participate in the meeting, as described in this proxy statement.

Q:     Why am I receiving this proxy statement?

A:     AGBA Acquisition Limited, a BVI business company, or “AGBA,” TAG International Limited, a BVI business company, or “B2B,” TAG Asset Partners Limited, a BVI business company, or “B2BSub,” OnePlatform International Limited, a Hong Kong company, or “HKSub”, OnePlatform Holdings Limited, a Hong Kong company, or “OPH”, TAG Asia Capital Holdings Limited, a BVI business company, or “Fintech,” and TAG Holdings Limited, a BVI business company, or “TAG”, have agreed to a business combination under the terms of a business combination agreement, dated as of November 3, 2021, as amended on November 18, 2021, January 4, 2022, and May 4, 2022, and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”, and the other related proposals. The consummation of the transactions contemplated by the Business Combination Agreement relating to the business combination with the TAG Business are referred to as the Business Combination and the proposal to approve the Business Combination is referred to as the Business Combination Proposal. The Business Combination Agreement is attached to this proxy statement as Annex A, Annex A-1, Annex A-2, and Annex A-3 and is incorporated into this proxy statement by reference. You are encouraged to read this proxy statement, including the section titled “Risk Factors” and all the Annexes hereto. See the section titled “Proposal No. 1 — The Business Combination Proposal” for more information.

AGBA shareholders are being asked to consider and vote upon a proposal to adopt the Business Combination Agreement pursuant to which AGBA will become, through an acquisition merger, the beneficial owner of all of the issued and outstanding shares and other equity interests of the TAG Business from TAG, and related proposals.

The units that were issued in AGBA’s initial public offering, or the “AGBA Units”, each consist of one ordinary share of AGBA, US$0.001 par value per share, or the “AGBA Shares”, one redeemable warrant, each redeemable warrant entitling the holder thereof to purchase one-half of one AGBA Share, or the “AGBA Warrants”, and one right to receive one-tenth (1/10) of one AGBA Share upon the consummation of an initial business combination, or the “AGBA Rights”. AGBA shareholders (except for Initial Shareholders or officers or directors of AGBA) will be entitled to redeem their AGBA Shares for a pro rata share of the trust account (currently anticipated to be no less than approximately US$11.39 per share for shareholders) net of taxes payable. The AGBA Units, AGBA Shares, AGBA Warrants, and AGBA Rights are currently listed on Nasdaq.

The provisions of the Fifth Amended and Restated Memorandum and Articles of Association will differ in certain material respects from the Existing Charter. Please see “What amendments will be made to the current constitutional documents of AGBA?” below.

This proxy statement contains important information about the proposed Business Combination and the other matters to be acted upon at the extraordinary general meeting of AGBA shareholders. You should read it carefully.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.

Q:     What is being voted on?

A:     Below are the proposals on which AGBA shareholders are being asked to vote:

•        To approve the Business Combination Agreement and the transactions contemplated thereunder, including but not limited to the acquisition by way of merger of all of the issued and outstanding shares of each of OPH and Fintech from TAG, as provided for in the Business Combination Agreement, and the consideration paid to TAG by way of new issue of ordinary shares in accordance with the Business Combination Agreement, or the “Business Combination.” The Business Combination Agreement is attached to this proxy statement as Annex A, Annex A-1, Annex A-2, and Annex A-3. This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•        To approve the proposed amendment to the Existing Charter and adopt the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 2.”

•        To approve, on a non-binding advisory basis, six separate governance proposals relating to certain material differences between the corporate governance provisions of the Existing Charter and those of the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. These proposals are collectively referred to as the “Governance Proposals” or “Proposal No. 3.”

•        To approve the issuance of more than 20% of the issued and outstanding AGBA ordinary shares pursuant to the terms of the Business Combination Agreement, as required by Nasdaq Listing Rules 5635(a), (b), and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

•        To approve and adopt the Share Award Scheme (the form of which is attached to this proxy statement as Annex C). This proposal is called the “Share Award Scheme Proposal” or “Proposal No. 5.”

•        To consider a proposal, if put, to approve the adjournment of the extraordinary general meeting in the event AGBA does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 6.”

Proposals No. 1 through No. 6 are collectively referred to as the “Proposals.”

If our shareholders do not approve each of the Proposals, then unless certain conditions in the Business Combination Agreement are waived by the applicable parties to the Business Combination Agreement, the Business Combination Agreement could terminate and the Business Combination may not be consummated. For more information, please see “Proposal No. 1 — The Business Combination Proposal,” “Proposal No. 2 — The Amendment Proposal,” “Proposal No. 3 — The Governance Proposals” “Proposal No. 4 — The Nasdaq Proposal,” “Proposal No. 5 — The Share Award Scheme Proposal”, and “Proposal No. 6 — The Business Combination Adjournment Proposal.”

AGBA will hold the extraordinary general meeting to consider and vote upon these proposals. This proxy statement contains important information about the Business Combination and the other matters to be acted upon at the extraordinary general meeting. Shareholders of AGBA should read it carefully.

After careful consideration, the AGBA board has determined that the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal are in the best interests of AGBA and its shareholders and unanimously recommends that you vote or give instruction to vote “FOR” each of those proposals.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of AGBA’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

Q:     Why is AGBA proposing the Business Combination?

A.     AGBA was organized to effect a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination, with one or more businesses or entities.

Based on its due diligence investigations of the TAG Business, its subsidiaries, and the industry in which they operate, including the financial and other information provided by TAG in the course of AGBA’s due diligence investigations, the AGBA board of directors believes that the Business Combination with AGBA is in the best interests of AGBA and its shareholders and presents an opportunity to increase shareholder value. However, there is no assurance of this. See “Proposal No. 1 — The Business Combination Proposal — AGBA’s Board of Directors’ Reasons for the Approval of the Business Combination” for additional information. Although AGBA’s board of directors believes that the Business Combination with the TAG Business presents a unique business combination opportunity and is in the best interests of AGBA and its shareholders, the board of directors did consider the following potentially material negative factors in arriving at that conclusion:

•        Macroeconomic Risks.    Macroeconomic uncertainty, including the potential impact of the COVID-19 pandemic, and the effects they could have on the combined company’s revenues.

•        Benefits May Not Be Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•        Growth Initiatives May Not be Achieved.    The risk that the growth initiatives may not be fully achieved or may not be achieved within the expected timeframe.

•        No Third-Party Valuation.    The risk that AGBA did not obtain a third-party valuation or fairness opinion in connection with the Business Combination.

•        Liquidation of AGBA.    The risks and costs to AGBA if the Business Combination is not completed, including the risk of diverting our officer’s and directors’ focus and resources from other business combination opportunities, which could result in AGBA being unable to effect a business combination by November 16, 2022, forcing AGBA to liquidate and the warrants to expire worthless.

•        Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within AGBA’s control.

•        Regulatory Approval.    The fact that completion of the Business Combination is conditioned on obtaining regulatory approvals (both foreign and domestic), including SEC review and approval of this proxy statement, that are not within AGBA’s control and can take a significant amount of time to obtain, which provides the parties with the ability to extend closing and delay the consummation of the transactions contemplated by the Business Combination until certain of such approvals have been obtained.

•        Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•        Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

•        Other Risks.    Various other risks associated with the Business Combination, the business of AGBA, and the business of the TAG Business described under the section of this proxy statement entitled “Risk Factors”.

In addition to considering the various foregoing factors, the AGBA board also considered:

•        Interests of Certain Persons.    The Sponsor and certain officers and directors of AGBA may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AGBA’s shareholders (see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination”). AGBA’s independent directors on the AGBA audit committee reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the AGBA audit committee, the Business Combination Agreement, and the transactions contemplated therein.

These factors are discussed in greater detail in the section entitled “Proposal No. 1 — The Business Combination Proposal — AGBA’s Board of Directors’ Reasons for the Approval of the Business Combination”, as well as in the section entitled “Risk Factors”.

Q:     Did the ABGA board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A.     No. The ABGA board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. Accordingly, investors will be relying solely on the judgment of the AGBA board in valuing the TAG Business’s business and assuming the risk that the AGBA board may not have properly valued such business.

Q:     How was the implied TAG Business’s equity value of US$555,000,000 determined?

A.     The AGBA Board considered the implied TAG Business’s equity value of approximately US$555 million based on the sum of the equity value of OPH and IFA, its major distribution channel, derived from a comparable company approach, plus the value of Fintech’s investment portfolio. See “Proposal No. 1 — The Business Combination Proposal — AGBA’s Board of Directors’ Reasons for Approval of the Business Combination.”

Q:     What is the value of the consideration to be received in the Business Combination?

A.     The aggregate value of the Aggregate Stock Consideration to be paid by AGBA in the Business Combination is approximately US$555,000,000 (calculated as follows: 55,500,000 AGBA Shares to be issued to TAG, multiplied by US$10.00 per share (the deemed value of the shares in the Business Combination Agreement)).

Q:     What is the TAG Business’s corporate structure?

A.     TAG is a British Virgin Islands incorporated holding company that does not conduct any material business operations. After the Business Combination, the Post-Combination Company will also be a British Virgin Islands incorporated holding company that does not conduct any material business operations. The TAG Business’s operations are, and will be, primarily conducted by its Hong Kong-based operating subsidiaries. This offshore holding company structure may present certain risks to shareholders as described further in the section titled “Risk Factors — Risk Factors Relating to the Business Combination” beginning on page 96 of this proxy statement. Please also refer to the organization chart set out on pages 31, 33 and 117 of this proxy statement for a description of the TAG Business’s holding company structure both before and after the Business Combination.

Q:     What are the TAG Business’s dividend, distribution and cash management policies?

A:     Until recently, neither OPH nor Fintech had previously declared any dividends or made any distributions between it and TAG, it and its subsidiaries, it and any other entities, or it to investors. On January 18, 2022, however, Fintech approved, declared, and distributed a special dividend of US$47 million to TAG. The one-off special dividend distribution was made solely due to the investment gain from the sale of Fintech’s investment in Nutmeg Saving and Investment Limited in September 2021. The dividends were paid by offsetting a receivable due from the Legacy Group, and the remaining balance was paid by cash. Please refer to the financial statements of OPH and Fintech including “Note 13 — shareholder’s deficit” at page F-82 for further details. Apart from this one-off special dividend distribution, the management of the TAG Business intends to retain all available funds and future earnings, if any, for operations and business developments and does not anticipate declaring or paying any dividends in the foreseeable future. Any future determination related to the TAG Business’s dividend policy will be made at the discretion of the TAG Business’s board of directors after considering the TAG Business’s financial condition, results of operations, capital requirements, contractual requirements, business prospects, and other factors that the board of directors deems relevant, and subject to the restrictions contained in any future financing instruments.

The entities that comprise the TAG Business currently transfer cash through their organization for daily business and operating activities, commercial transactions, and related party transactions on an arms-length basis following appropriate approvals and governance processes. Please refer to the section of this proxy statement entitled “Related Party Transactions — Certain Transactions of the TAG Business” for further details of the TAG Business’s related party transactions. These fund transfers are made in accordance with the TAG Business’s cash management policies and payment policy and procedure, with established delegation and signing authority processes to ensure appropriate corporate approvals are obtained before execution. Other than the distribution of 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG (i.e. the shareholders of Convoy Global), pursuant to the terms of the Business Combination Agreement, (see “Proposal No. 1 — The Business Combination Proposal”) the management of the TAG Business anticipates that these practices will continue after the Business Combination.

Q:     Will the Post-Combination Company obtain new financing in connection with the Business Combination?

A.     Pursuant to the Business Combination Agreement, AGBA and TAG agree that they shall use their reasonable best efforts to cause the Post-Combination Company to receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, in a private placement or other financing to be consummated with the Closing (the “PIPE Investment”), and it is a condition precedent to Closing that the Post-Combination Company shall receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 comprised of (i) amounts not redeemed from AGBA’s trust account and (ii) amounts raised in the PIPE Investment. The initial public offering price of AGBA’s Units was US$10.00 per unit. At this time, both AGBA and TAG anticipate that the ordinary shares to be sold in connection with the PIPE Investment will be sold at the same IPO price, at US$10.00 per share. None of AGBA’s Sponsor, directors, officers or their affiliates plan to participate in the PIPE Investment.

Q:     What is the maximum number of AGBA shares that may be redeemed in order for AGBA to satisfy the minimum cash condition?

A.     AGBA has no specified maximum redemption threshold under its Existing Charter. The Business Combination Agreement, however, provides that the obligation of TAG and its subsidiaries to consummate the Business Combination is conditioned, among other things, on the Post-Combination Company’s receipt of an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000, comprised of (i) amounts not redeemed from our trust account and (ii) amounts raised in the PIPE Investment. If there is no PIPE Investment at all, 3,362,871 is the maximum number of AGBA Shares that may be redeemed in order for AGBA to still meet this minimum cash condition. If redemptions by AGBA’s public shareholders cause AGBA to be unable to meet this closing condition, then TAG and its subsidiaries will not be required to consummate the Business Combination, although they may, in their sole discretion, waive this condition. In the event that TAG and its subsidiaries waive this condition, AGBA does not intend to seek additional shareholder approval or extend the time period in which its public shareholders can exercise their redemption rights. Holders of AGBA Warrants and AGBA Rights do not have redemption rights in connection with the Business Combination.

Q:     How will the combined company be managed following the Business Combination?

A.     Effective as at Closing, the board of directors of AGBA will consist of the following five (5) members, designated by TAG in accordance with the Business Combination Agreement: Lee Jin Yi, Ng Wing Fai, Brian Chan, Thomas Ng, and Felix Wong. Three of these directors are currently on AGBA’s board of directors and qualify as independent directors under Nasdaq rules. Lee Jin Yi will be the Chairman and Ng Wing Fai will be the Deputy Chairman and Executive Director of the Post-Combination Company after the consummation of the Business Combination.

Q:     What equity stake will current AGBA shareholders and current equityholders of the TAG Business hold in the Post-Combination Company immediately after the consummation of the Business Combination?

A.     It is anticipated that, upon consummation of the Business Combination, AGBA’s existing shareholders, including the Sponsor, will own approximately 8.5% of the issued Post-Combination Company’s ordinary shares, and TAG, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, will own approximately 85.3% of the issued Post-Combination Company’s ordinary shares (comprising 100% of the Aggregate Stock Consideration). These relative percentages assume that (i) none of AGBA’s existing public shareholders exercise their redemption rights, as discussed herein; and (ii) there is no exercise or conversion of AGBA Warrants. If any of AGBA’s existing public shareholders exercise their redemption rights, the anticipated percentage ownership of AGBA’s existing shareholders will be reduced. You should read “Summary of the Proxy Statement — The Business Combination Proposal” and “Unaudited Pro Forma Condensed Combined Financial Statements” for further information.

Q:     What equity stake will the Sponsor and AGBA’s directors and officers hold in the Post-Combination Company immediately after the consummation of the Business Combination?

A.     Immediately after the consummation of the Business Combination, assuming no redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately 2.07% in the Post-Combination Company, and the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately 0.17% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by the Initial Shareholders will be different.

Assuming maximum redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately 2.19% in the Post-Combination Company, and the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately 0.18% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by the Initial Shareholders will be different.

Q:     Is the Acquisition Merger a tax-free “reorganization” within the meaning of Section 368(a) of the Code?

A:     AGBA and TAG intend for the Acquisition Merger to be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. However, neither AGBA nor TAG has requested, or intends to request, an opinion of tax counsel or a ruling from the IRS, with respect to the tax consequences of the Acquisition Merger, and there can be no assurance that the companies’ position would be sustained by a court if challenged by the IRS. Accordingly, if the IRS or a court determines that the Acquisition Merger does not qualify as a reorganization under Section 368(a) of the Code and is therefore fully taxable for U.S. federal income tax purposes, U.S. persons receiving the AGBA Shares in connection with the Business Combination generally would recognize taxable gain or loss on their receipt of the same in connection with the Business Combination. For a more complete discussion of the U.S. federal income tax consequences of the Business Combination, see the section titled, “Material U.S. Federal Income Tax Consequences of the Business Combination.” The tax-free nature of the Acquisition Merger or any transaction contemplated in the Business Combination Agreement is not a condition to the closing of the Business Combination.

Q:     Why is AGBA proposing the Amendment Proposal and the Governance Proposals?

A:     The Fifth Amended and Restated Memorandum and Articles of Association that we are asking our shareholders to adopt in connection with the Business Combination provides for certain amendments to our Existing Charter, including, among other things, a change of the name of our company (the proposal to amend the Existing Charter and adopt the Fifth Amended and Restated Memorandum and Articles of Association, the “Amendment Proposal” or “Proposal No. 2”). Pursuant to BVI law and the Business Combination Agreement, we are required to submit the Amendment Proposal to our shareholders for adoption. For additional information about the proposed changes to our organizational documents please see the section entitled “Proposal No. 2 — The Amendment Proposal.”

The adoption of the Fifth Amended and Restated Memorandum and Articles of Association will result in certain material differences between its corporate governance provisions and those of the Existing Charter. In order to give our shareholders the opportunity to present separate views on these important governance procedures, we are asking our shareholders to approve, on a non-binding advisory basis, six separate governance proposals resulting from the adoption of the Fifth Amended and Restated Memorandum and Articles of Association (these governance proposals, collectively, the “Governance Proposals” or “Proposal No. 3”)

Q:     What amendments will be made to the current constitutional documents of AGBA?

A:     In addition to voting on the Business Combination, AGBA shareholders are also being asked to consider and vote upon Proposal No. 2 to amend and replace our Existing Charter with the Fifth Amended and Restated Memorandum and Articles of Association, a copy of which is attached to this proxy statement as Annex B, and which differs materially from the Existing Charter. For more information about the material differences, please see the section entitled “Comparison of Shareholder Rights”.

Special resolutions of shareholders

•        Introduce the concept of special resolutions of shareholders, being certain matters approved by a majority of 75% or greater of the votes of the shares cast by such shareholders entitled to vote.

Hybrid and electronic only shareholder meetings and other shareholder meetings arrangements

•        Update the provisions governing the location of shareholder meetings to explicitly permit such meetings to be held physically in any part of the world or, at the board of directors’ discretion, in a hybrid manner (i.e., with both physical and virtual attendance by shareholders) or in an electronic only manner (i.e with only virtual attendance);

•        Provide the board of directors with authority to make the necessary arrangements for managing attendance, participation, and/or voting, as well as security, at physical, hybrid or electronic only shareholder meetings, where the Existing Charter is presently silent;

•        Update the notice provisions for shareholder meetings to increase the amount of notice required from 10 to 14 days;

•        Amend the quorum provisions for shareholder meetings to require two shareholders, instead of half of the votes of the shares entitled to vote on shareholder resolutions, to form a quorum for all purposes;

•        Include additional provisions, where the Existing Charter is currently silent, allowing shareholders to vote by a show of hands, unless a poll is demanded in certain circumstances;

•        Increase the threshold of shareholders required to convene a general meeting by written request from 10% to 30%; and

•        Amend the shareholder voting provisions to newly allow the chairperson of a shareholder meeting to cast a second or casting vote.

Arbitration in the BVI as the forum for resolution of disputes

•        Include a provision, where the Existing Charter is presently silent, calling for arbitration in the BVI under the BVI International Arbitration Centre Rules to be the forum for all claims or disputes arising out the company’s memorandum and articles of association or otherwise related to each shareholder’s shareholding, except that such arbitration provision will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act, or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim. Please refer to the section of this proxy statement titled “Risk Factors — Risk Factors Relating to the Business Combination” for further information on the potential risks to AGBA’s shareholders arising out of this provision.

Other general and administrative changes

•        Change the name of the company from AGBA Acquisition Limited to AGBA Group Holding Limited;

•        Introduce the ability of the company to change its name by both ordinary resolution of shareholders and resolution of directors;

•        Update the charter amendment provision, so that the memorandum and articles may be amended only by a special resolution of shareholders, as opposed to ordinary resolutions of shareholders or resolutions of directors;

•        Include new provisions, not present in the Existing Charter, permitting the company to pay a commission to any person in consideration for subscribing or agreeing to subscribe for any of its shares;

•        Include the right for the chairperson to adjourn a general meeting without the consent of such meeting if, in the chairperson’s sole opinion and absolute discretion, it necessary to do so to: secure the orderly conduct or proceedings of the meeting; give all persons present in person or by proxy and having the right to speak and/or vote at such meeting, the ability to do so; or to give due time to permit proper consideration of any matters raised at a meeting;

•        Amend the number of days’ notice of board meetings from three to one day;

•        Include new provisions relating to share liens, not present in the Existing Charter, such that the company has a first and paramount lien on each of its shares and may sell such shares with liens under certain circumstances;

•        Include new provisions, not present in the Existing Charter, allowing directors to make calls upon shareholders for money unpaid on their shares from time to time;

•        Update the share transfer provisions to reduce the previous absolute discretion of directors to refuse or approve any intended transfer of share, instead allowing for the board of directors to decline to register a transfer of shares specifically if they are not fully paid-up, are issued under any share incentive scheme for employees which imposes a restriction on transfer, or on which the company has a lien;

•        Clarify the circumstances when the company may sell the shares of untraceable shareholders and explicitly specify the company’s ability to cease dividend payments to untraceable shareholders under certain circumstances, including if checks or warrants have been left uncashed on two consecutive occasions;

•        Include a new article, not present in the Existing Charter, permitting depositaries and clearing houses that are shareholders of the company to authorize representatives under certain circumstances;

•        Update the director removal provisions to allow for removal of directors, with or without cause, only by ordinary resolution of shareholders at a general meeting, as opposed to with or without cause by (i) the approval of 75% of the shareholders, or (ii) resolution of directors;

•        Clarify the conditions for disqualification of a director where the Existing Charter did not specify the meaning of “disqualified”;

•        Update the quorum requirements for meetings of the board of directors such that the presence of two directors, not half of the total number of directors, constitutes quorum;

•        Update the provision on the audit committee to require an audit committee so long as the company’s shares are admitted to trading on a stock exchange;

•        Update the auditor appointment and remuneration provisions to provide that appointments and remuneration are to be made by resolution of directors;

•        Remove the provision entitling shareholders to redeem their shares in connection with a business combination;

•        Update the indemnification provisions to explicitly cover directors, alternate directors, the company secretary, and other executive officers (but not including the company’s auditors);

•        Update the provisions on accounts and audits, where the Existing Charter was silent, to prohibit shareholders from inspecting the books and accounts of the company, except as allowed by applicable law, regulation, or listing rule or as authorized by the board, and to require the company to have its accounts independently audited as long as it is admitted to trading on a stock exchange;

•        Update the dividend provisions from authorization for dividends solely by resolution of directors to allow declaration of dividends and other distributions by resolution of directors and to authorize the shareholders, by ordinary resolution, to declare dividends, provided they do not exceed the amount recommended by the directors;

•        Revise the continuation provision, which allows the company to continue as a company incorporated under the laws of any jurisdiction outside of the BVI, from authorization by director resolution or ordinary shareholder resolution to authorization by a special resolution of shareholders and resolution of directors; and

•        Include a new disclosure provision, authorizing the board of directors or any authorized service provider to disclose company information to any regulatory or judicial authority or to any stock exchange.

Q:     If Proposal No. 2 is approved, what material governing provision of the Existing Charter will be amended?

A:     In addition to voting on the Amendment Proposal, AGBA shareholders are also being asked to consider and vote upon six separate proposals with respect to certain governance provisions in the Fifth Amended and Restated Memorandum and Articles of Association. These are being presented separately in order to give AGBA shareholders the opportunity to present their separate views on important corporate governance procedures, and these will be voted upon on a non-binding advisory basis (the “Governance Proposals”). Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, AGBA and TAG intend that the Fifth Amended and Restated Memorandum and Articles of Association in the form attached to this proxy statement as Annex B will take effect at the Closing of the Business Combination, assuming approval of the Proposal No. 2 — Amendment Proposal. Please see “Proposals Nos. 3A-3F — The Governance Proposals.”

Proposal 3A: Special resolutions of shareholders

•        Introduce the concept of special resolutions of shareholders, being certain matters requiring approval by a majority of 75% or greater of the votes of the shares cast by such shareholders entitled to vote.

Proposal 3B: Ability to requisition general meetings

•        Increase the threshold of shareholders required to convene a general meeting by written request from 10% to 30%.

Proposal 3C: Forum for disputes

•        Include a provision, where the Existing Charter is presently silent, calling for arbitration in the BVI under the BVI International Arbitration Centre Rules to be the forum for all claims or disputes arising out the company’s memorandum and articles of association or otherwise related to each shareholder’s shareholding, except that such forum provision will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act, or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Proposal 3D: Director removals

•        Update the director removal provisions to allow for removal of directors, with or without cause, only by ordinary resolution of shareholders at a general meeting, as opposed to with or without cause by (i) the approval of 75% of the shareholders, or (ii) resolution of directors.

Proposal 3E: Amendment to the Memorandum and Articles

•        Update the charter amendment provision, so that the memorandum and articles may be amended only by a special resolution of shareholders, as opposed to ordinary resolutions of shareholders or resolutions of directors.

Proposal 3F: Increase in authorized shares

•        Increase the authorized share capital of the company from 100 million ordinary shares to 200 million ordinary shares.

Q:     Why is AGBA proposing the Nasdaq Proposal?

A:     We are proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d), which require shareholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of ordinary shares outstanding before the issuance of such stock or an issuance or potential issuance of stock that would result in a change of control.

In connection with the Business Combination, we expect to issue 55,500,000 AGBA Shares. Because we may issue 20% or more of our outstanding ordinary shares, we are required to obtain shareholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(a), (b) and (d). For more information, please see the section entitled “Proposal No. 4 — The Nasdaq Proposal.”

Q:     Why is AGBA proposing the Share Award Scheme Proposal?

A:     The purpose of the Share Award Scheme Proposal is to further align the interests of the eligible participants with those of shareholders by providing long-term incentive compensation opportunities tied to the performance of the Post-Combination Company. Please see the section entitled “Proposal No. 5 — The Share Award Scheme Proposal.”

Q:     Why is AGBA proposing the Business Combination Adjournment Proposal?

A:     We are proposing the Business Combination Adjournment Proposal to allow the adjournment of the extraordinary general meeting to a later date or dates to permit further solicitation of proxies in the event there are not sufficient votes for the Business Combination Proposal. In no event will AGBA seek adjournment which would result in soliciting of proxies, having a shareholder vote, or otherwise consummating a business combination after November 16, 2022. Please see the section entitled “Proposal No. 6 — The Business Combination Adjournment Proposal” for additional information.

Q:     What revenues and profits/losses has the TAG Business generated in the last two full years and in the most recent period for the last two years?

A:     For the years ended December 31, 2021 and 2020, the TAG Business had total revenue of approximately US$11.5 million and US$14.0 million, respectively, and net income of approximately US$96.5 million and net loss of approximately US$16.1 million, respectively. For the six months ended June 30, 2022 and 2021, the TAG Business had total revenue of approximately US$6.2 million and US$6.2 million, respectively, and net loss of approximately US$11.3 million and US$5.8 million, respectively. For additional information, please see the sections entitled “OnePlatform Holdings Limited and TAG Asia Capital Holdings Limited Summary Financial Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business.”

Q:     What impact will the COVID-19 pandemic have on the Business Combination?

A:     Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the impact of the coronavirus outbreak on the business of AGBA and the TAG Business, and there is no guarantee that efforts by AGBA and the TAG Business to address the adverse impacts of the coronavirus will be effective. The extent of such impact will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and actions taken to contain the coronavirus or its impact, among others. If AGBA or the TAG Business is unable to recover from a business disruption on a timely basis, the Business Combination and the Post-Combination Company’s business, financial condition, and results of operations following the completion of the Business Combination could be adversely affected. The Business Combination may also be delayed and adversely affected by the coronavirus outbreak and become more costly. Each of AGBA and the TAG Business may also incur additional costs to remedy damages caused by any such disruptions, which could adversely affect its financial condition and results of operations.

Q:     What impact will the rules and regulations of the PRC government have on the Business Combination or the Post-Combination Company?

A:     The TAG Business currently does not have any operations in mainland China (“China” or the “PRC”). Pursuant to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”), which is a national law of the PRC and the constitutional document for Hong Kong, national laws of the PRC shall not be applied in Hong Kong except for those listed in Annex III of the Basic Law (which shall be confined to laws relating to defense and foreign affairs as well as other matters outside the autonomy of Hong Kong). AGBA and TAG expect that, immediately following the Business Combination, the Post-Combination Company will not have operations in mainland China.

Notwithstanding, the PRC legal system is evolving rapidly, and PRC laws, regulations, and rules may change quickly with little advance notice. As many of these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and the non-precedential nature of these decisions, the interpretation of these laws, rules, and regulations may be inconsistent and they may be subject to inconsistent enforcement. The PRC government has exercised and continues to exercise substantial control over many sectors of the PRC economy, including through regulation and/or state ownership. PRC government actions have had, and may continue to have, a significant effect on economic conditions in the PRC and the businesses which are subject to them.

If certain PRC laws and regulations were to apply to the TAG Business or its subsidiaries in the future, the application of such laws and regulations may have a material adverse impact on the business, financial condition, results of operations, and prospects of the TAG Business, which, in turn, may cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. For example, if the PRC Data Security Law were to apply to the TAG Business’s Hong Kong-based businesses, the Post-Combination Company could become subject to data security and privacy obligations, including the need to conduct a national security review of data activities that may affect the national security of the PRC, and could be prohibited from providing data stored in Hong Kong to foreign judicial or law enforcement agencies without approval from relevant PRC regulatory authorities. Compliance with such or similar requirements could have a chilling effect on the business, financial condition and results of operations of the Post Combination Company.

As well as these operational risks arising out of the potential application of such PRC laws and regulations to the Post Combination Company, transactional risk may arise if the Measures for Cybersecurity Review issued by the Cyberspace Administration of China which became effective on February 15, 2022 (the “Measures”), which relates to data security and overseas listing of mainland Chinese businesses, were to apply to the TAG Business’s Hong Kong-based businesses. Although, as of the date of this proxy statement, and as advised by TAG’s PRC counsel AnJie Law, the Measures do not apply to the TAG Business, if they did apply, the affected companies could be required to apply for a cybersecurity review by the Cybersecurity Review Office of the PRC prior to completing the Business Combination and the listing of the Post-Combination Company’s shares on the Nasdaq. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC” in this proxy statement.

There can be no assurance that the recent statements or regulatory actions by the relevant organs of the PRC government, including those in relation to the PRC Data Security Law, the Measures, the PRC Personal Information Protection Law and variable interest entities, and the anti-monopoly enforcement actions taken by relevant PRC government authorities, will continue not to apply to the TAG Business. Nor is there assurance that the organs of PRC government will not seek to intervene or influence the operations of the TAG Business at any time in the future. Should certain laws and regulations applicable to PRC companies apply to the TAG Business or its subsidiaries in the future, the TAG Business may become subject to increased control or oversight by PRC government organs, which, depending on the nature of such potential oversight or control or which laws or regulations apply, may have a material adverse impact on the business, financial condition, results of operations, and prospects of the Post-Combination Company, the Post-Combination Company’s ability to accept foreign investments, and the Post-Combination Company’s ability to offer or continue to offer securities to investors on a U.S. or other international securities exchange, any combination of which, in turn, may cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. Neither AGBA nor TAG can predict the extent of such impact if such events were to occur. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC” for additional information on these risks.

Q:     Will the TAG Business or its auditor, Friedman LLP be impacted by the Holding Foreign Companies Accountable Act or the Statement of Protocol signed by the PCAOB and Chinese authorities on August 26, 2022 given the TAG Business’s status as a Hong Kong-based business?

A:     The Holding Foreign Companies Accountable Act, or the HFCA Act, was enacted on December 18, 2020. The HFCA Act states that if the SEC determines that the Post-Combination Company has filed audit reports issued by a registered public accounting firm that has not been subject to inspection by the Public Company Accounting Oversight Board of the United States (the “PCAOB”) for three consecutive years beginning in 2021, the SEC shall prohibit its securities from being traded on a national securities exchange or in the over-the-counter trading market in the U.S.

The PCAOB has stated that it is currently unable to inspect the audit work and practices of PCAOB-registered firms in mainland China. On December 16, 2021, the PCAOB issued a Determination Report finding that the PCAOB is unable to inspect or investigate with sufficient completeness registered public accounting firms headquartered in: (i) China, and (ii) Hong Kong. However, the management of the TAG Business believes that this determination does not impact the TAG Business.

The TAG Business’s auditor, Friedman LLP, is the independent registered public accounting firm that has issued the audit reports included elsewhere in this proxy statement. As an auditor of companies that are traded publicly in the United States and a firm registered with the PCAOB, Friedman LLP is subject to laws in the United

States pursuant to which the PCAOB conducts regular inspections to assess its compliance with the applicable professional standards. Friedman LLP is headquartered in New York and has been inspected by the PCAOB on a regular basis. The management of the TAG Business, therefore, believes that Friedman LLP is not subject to the determinations announced by the PCAOB on December 16, 2021 with respect to PRC and Hong Kong-based auditors. Friedman LLP is not included in the list of determinations announced by the PCAOB on December 21, 2021 in their HFCAA Determination Report under PCAOB Rule 6100.

On August 26, 2022, the CSRC, the Ministry of Finance of the PRC, and PCAOB signed a Statement of Protocol, or the Protocol, governing inspections and investigations of audit firms based in China and Hong Kong. Pursuant to the Protocol, the PCAOB has independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. However, uncertainties still exist whether this new framework will be fully complied.

The PRC legal system is evolving rapidly and laws, regulations, and rules of the PRC may change quickly with little advance notice. To the extent any PRC laws and regulations become applicable to companies such as the TAG Business or to Friedman LLP (or a future auditor of the Post-Combination Company), the PCAOB may be unable to properly inspect Friedman LLP (or such future auditor of the Post-Combination Company), which may have a material adverse impact on the business, financial condition, results of operations, and prospects of the TAG Business, and which, in turn, may cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC — The securities of the Post-Combination Company may be delisted or prohibited from being traded “over-the-counter” under the Holding Foreign Companies Accountable Act (and the Accelerating Holding Foreign Companies Accountable Act, if passed into law) if the PCAOB were unable to fully inspect the company’s auditor.”

Q:     Do any of AGBA’s directors, officers, Sponsor, or the affiliates of Initial Shareholders have interests that may conflict with my interests with respect to the Business Combination?

A:     In considering the recommendation of AGBA’s board to approve the Business Combination Agreement and related proposals, AGBA shareholders should be aware that AGBA’s directors, officers, Sponsor, and the affiliates of Initial Shareholders may have interests in the Business Combination that are different from your interests as a shareholder.

If an initial business combination is not completed by November 16, 2022, AGBA will be required to liquidate. In such event:

•        1,150,000 ordinary shares held by Initial Shareholders (“Insider Shares”), including 114,000 ordinary shares held by the directors and officers of AGBA and 1,036,000 ordinary shares held by the Sponsor, which were acquired prior to the IPO for an aggregate purchase price of US$25,000, will be worthless. Based on the closing price of the AGBA Shares of US$11.40 on Nasdaq as of August 30, 2022, these Insider Shares had an aggregate market value of approximately US$13.1 million.

•        225,000 private AGBA Units (“Private Placement Units”) held by the Sponsor, which were acquired by our Sponsor at the consummation of the IPO for an aggregate purchase price of US$2,250,000, will be worthless. Such Private Placement Units would have an aggregate market value of approximately US$2.4 million based on the closing price of the AGBA Units of US$10.70 on Nasdaq as of August 30, 2022.

•        US$1,419,337 of advances paid by the Sponsor for expenses incurred on AGBA’s behalf as of June 30, 2022, would not be repaid.

•        An unsecured promissory note in the aggregate principal amount of US$4,761,812 was issued to the Sponsor in return for the deposit of the same amount by the Sponsor into the trust account in order to extend the amount of available time to complete a business combination will not be repaid.

If AGBA does not consummate the Business Combination by November 16, 2022, AGBA will be required to dissolve and liquidate and the securities held by AGBA’s Initial Shareholders will be worthless because such holders have agreed to waive their rights to any liquidation distributions.

If a business combination is not completed by November 16, 2022, the Sponsor will lose a combined aggregate amount of approximately US$22.4 million, including the ordinary shares, Private Placement Units, and unsecured promissory notes held by the Sponsor and all other advances and expenses paid by the Sponsor, based on the closing price of the ordinary shares at US$11.40 per share on August 30, 2022. Because of these interests, AGBA’s Initial Shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the ordinary shares declined to US$5.00 per share after the close of the Business Combination, AGBA’s public shareholders who purchased shares in the IPO, would have a loss of US$5.00 per share, while AGBA’s Sponsor would have a gain of US$4.98 per share because it acquired the Insider Shares for a nominal amount. In other words, AGBA’s Initial Shareholders can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the Post-Combination Company.

Approval of the Business Combination Proposal, the Amendment Proposal, and the Governance Proposals will each require 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Further, approval of the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding AGBA Shares present and entitled to vote at the extraordinary general meeting. As of the Record Date, 1,375,000 shares held by AGBA’s Initial Shareholders, or approximately 29.0% of the outstanding AGBA Shares, will be voted in favor of each of the Proposals.

In addition, the exercise of AGBA’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in AGBA shareholders’ best interests.

Q:     When and where is the extraordinary general meeting of AGBA shareholders?

A:     The extraordinary general meeting will take place virtually on [•], 2022, at [•] a.m.

Q:     Who may vote at the extraordinary general meeting?

A:     Only holders of record of AGBA Shares as of the close of business on [•], 2022 may vote at the extraordinary general meeting. As of the date of this proxy statement, there were 4,737,871 AGBA Shares outstanding and entitled to vote. Please see “Extraordinary General Meeting of AGBA Shareholders — Record Date; Who is Entitled to Vote” for further information.

Q:     How many votes do I have?

A.     AGBA shareholders are entitled to one vote at the extraordinary general meeting for each ordinary share held of record as of the Record Date. As of the close of business on the Record Date for the extraordinary general meeting, there were 4,737,871 ordinary shares issued and outstanding, of which 3,362,871 were issued and outstanding public shares.

Q:     What is the quorum requirement for the extraordinary general meeting?

A:     Shareholders representing a majority of the AGBA Shares issued and outstanding as of the Record Date and entitled to vote at the extraordinary general meeting must be present by virtual attendance or represented by proxy in order to hold the extraordinary general meeting and conduct business. This is called a quorum. AGBA Shares will be counted for purposes of determining if there is a quorum if the shareholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card. In the absence of a quorum, shareholders representing a majority of the votes present in person by virtual attendance or represented by proxy at such meeting may adjourn the meeting until a quorum is present. Broker non-votes will not be considered present for the purposes of establishing a quorum.

Q:     What vote is required to approve the Business Combination Proposal?

A:     A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Approval of the Business Combination Proposal will require 65% of the issued and outstanding ordinary shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. AGBA’s Initial Shareholders, who as of the Record Date owned 1,375,000 AGBA Shares, or approximately 29.0% of the outstanding AGBA Shares, have agreed to vote their respective ordinary shares acquired by them prior to the initial public offering in favor of the Business Combination Proposal and related proposals. Therefore, approximately 36.1% of the AGBA Shares held by our public shareholders will need to vote in favor of the Business Combination Proposal for the Business Combination Proposal to be approved (assuming all such shareholders are represented in person or by proxy and entitled to vote at the extraordinary general meeting).

Q:     What vote is required to approve the Proposals?

A:     Approval of the Business Combination Proposal, the Amendment Proposal, and the Governance Proposals will each require 65% of the issued and outstanding ordinary shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Further, approval of the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding AGBA Shares present and entitled to vote at the extraordinary general meeting. Attending the extraordinary general meeting either virtually or by proxy and abstaining from voting will have the same effect as voting against all the Proposals, and, assuming a quorum is present, broker non-votes will have no effect on the Proposals.

Q:     Are the Proposals conditioned on one another?

A:     Yes. The Business Combination Proposal is conditioned upon the approval of the Amendment Proposal and the Nasdaq Proposal. The Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, and the Share Award Scheme Proposal are dependent upon the approval of the Business Combination Proposal. It is important for you to note that in the event that the Business Combination Proposal is not approved, we will not consummate the Business Combination.

If we do not consummate the Business Combination and fail to complete an initial business combination by November 16, 2022, we will be required to dissolve and liquidate our trust account by returning the then-remaining funds in such account to our public shareholders.

Q:     How will the Initial Shareholders vote?

A:     AGBA’s Initial Shareholders, who as of the Record Date owned 1,375,000 AGBA Shares, or approximately 29.0% of the outstanding AGBA Shares, have agreed to vote their respective ordinary shares acquired by them prior to the IPO in favor of the Business Combination Proposal and related proposals. AGBA’s Initial Shareholders have also agreed that they will vote any AGBA Shares that they purchase in the open market in or after the IPO in favor of each of the proposals.

Q:     Do I have redemption rights?

A.     If you are a holder of public shares, you have the right to request that we redeem all or a portion of your public shares for cash provided that you follow the procedures and deadlines described elsewhere in this proxy statement. Public shareholders may elect to redeem all or a portion of the public shares held by them regardless of if or how they vote in respect of the Business Combination Proposal. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?” below.

The Initial Shareholders have agreed to waive their redemption rights with respect to all of their ordinary shares in connection with the consummation of the Business Combination. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. This waiver was made at the time that the Insider Shares were purchased, and the Initial Shareholders did not receive any additional consideration for such waiver.

Q:     Am I required to vote in order to have my AGBA Shares redeemed?

A:     No. You are not required to vote in order to have the right to demand that AGBA redeem your AGBA Shares for cash equal to your pro rata share of the aggregate amount then on deposit in the trust account (before payment of deferred underwriting commissions and including interest earned on their pro rata portion of the trust account, net of taxes payable). These rights to demand redemption of AGBA Shares for cash are sometimes referred to herein as redemption rights. If the Business Combination is not consummated, then holders of AGBA Shares electing to exercise their redemption rights will not be entitled to receive such payments.

Q:     How do I exercise my redemption rights?

A:     If you are a public shareholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time on [•], 2022 (two Business Days before the extraordinary general meeting), that AGBA redeem your shares into cash; and (ii) submit your request in writing to AGBA’s Transfer Agent, at the address listed at the end of this section and delivering your shares to AGBA’s Transfer Agent physically or electronically using the depository trust company’s deposit/withdrawal at custodian (“DWAC”) system two Business Days prior to the vote at the extraordinary general meeting.

Any corrected or changed written demand of redemption rights must be received by AGBA’s Transfer Agent two Business Days prior to the extraordinary general meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent two Business Days prior to the vote at the meeting.

Public shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from AGBA’s Transfer Agent and to effect delivery. It is AGBA’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks.

Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination and whether they are holders of AGBA Shares as of the Record Date. Any public shareholder who holds AGBA Shares on or before [•], 2022 (two Business Days before the extraordinary general meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination.

Q:     If I am a holder of units, can I exercise redemption rights with respect to my units?

A:     No. Holders of issued and outstanding units must elect to separate the units into the underlying public shares, public warrants, and public rights prior to exercising redemption rights with respect to the public shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the units into the underlying public shares, public warrants, and public rights, or if you hold units registered in your own name, you must contact our Transfer Agent, directly and instruct them to do so. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to our Transfer Agent in order to validly redeem its shares. You are requested to cause your public shares to be separated and your share certificates (if any) and other redemption forms (as applicable) delivered to our Transfer Agent, by 5:00 p.m., Eastern Time, on [•], 2022 two Business Days before the extraordinary general meeting) in order to exercise your redemption rights with respect to your public shares.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     In the event that a U.S. Holder elects to redeem its AGBA ordinary shares for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale or exchange of the AGBA ordinary shares under Section 302 of the Internal Revenue Code (the “Code”) or is treated as a distribution under Section 301 of the Code and whether AGBA would be characterized as a passive foreign investment company (“PFIC”). If the redemption qualifies as a sale or exchange of the AGBA ordinary shares, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the AGBA ordinary shares surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the AGBA ordinary shares redeemed exceeds one year.

Subject to the PFIC rules, long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. However, it is unclear whether the redemption rights with respect to the AGBA ordinary shares may prevent a U.S. Holder from satisfying the applicable holding period requirement. The deductibility of capital losses is subject to limitations. See the section titled “U.S. Federal Income Tax and BVI Tax Considerations — Material United States Federal Income Tax Consequences of the Business Combination” for a more detailed discussion of the U.S. federal income tax consequences of a U.S. Holder electing to redeem its AGBA ordinary shares for cash, including with respect to AGBA’s potential PFIC status and certain tax implications thereof.

Q:     What are the BVI tax consequences of exercising my redemption rights?

A:     There are no material tax considerations with respect to the Business Combination or the redemption of AGBA Shares from a BVI law perspective. Please refer to the section entitled “U.S. Federal Income Tax and BVI Tax Considerations — Material BVI Tax Consequences” for BVI tax considerations with respect to the ownership of new AGBA securities.

Q:     How can I vote?

A:     If you are a shareholder of record, you may vote online at the virtual extraordinary general meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the extraordinary general meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the virtual extraordinary general meeting and vote online, if you choose.

To vote online at the virtual extraordinary general meeting, follow the instructions below under “How may I participate in the virtual extraordinary general meeting?”

To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the extraordinary general meeting, we will vote your shares as you direct.

To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

To vote via the Internet, please go to [•] and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on [•], 2022. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the extraordinary general meeting or attend the virtual extraordinary general meeting to vote your shares online.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self- addressed, postage-paid envelope provided.

If you plan to vote at the virtual extraordinary general meeting, you will need to contact AGBA’s Transfer Agent, Continental Stock Transfer & Trust Company, or Continental, at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of ordinary shares you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the extraordinary general meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to 917-262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than [•] p.m., Eastern Time, on [•], 2022.

You will receive a confirmation of your registration by email after we receive your registration materials. We encourage you to access the extraordinary general meeting prior to the start time leaving ample time for the check in.

Q:     How may I participate in the virtual extraordinary general meeting?

A.     If you are a shareholder of record as of the Record Date for the extraordinary general meeting, you should receive a proxy card from Continental, containing instructions on how to attend the virtual extraordinary general meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual extraordinary general meeting starting on [•], 2022. Go to [•] and enter the control number found on your proxy card you previously received, as well as your name and email address. Once you pre-register you can vote. At the start of the extraordinary general meeting you will need to re-log into [•] using your control number.

If your shares are held in street name, and you would like to join and not vote, Continental will issue you a guest control number. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to [48] hours prior to the meeting for processing your control number.

Q:     Who can help answer any other questions I might have about the virtual extraordinary general meeting?

A.     If you have any questions concerning the virtual extraordinary general meeting (including accessing the meeting by virtual means) or need help voting your AGBA Shares, please contact Continental at 917-262-2373 or email proxy@continentalstock.com.

The Notice of Extraordinary General Meeting, proxy statement and form of Proxy Card are available at: [•].

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. AGBA believes the Proposals are non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Proposals. If you do not provide instructions with your proxy, your bank, broker, or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your AGBA Shares in accordance with directions you provide.

Q:     What if I abstain from voting or fail to instruct my bank, brokerage firm, or nominee?

A:     AGBA will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the extraordinary general meeting of AGBA shareholders. For purposes of approval, an abstention on any Proposals will have the same effect as a vote “AGAINST” such Proposal.

Q:     If I am not going to attend the extraordinary general meeting, should I return my proxy card instead?

A.     Yes. Whether you plan to attend the extraordinary general meeting virtually or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     How can I submit a proxy?

A.     You may submit a proxy by (a) visiting [•] and following the on screen instructions (have your proxy card available when you access the webpage), or (b) calling toll-free [•] in the U.S. or [•] from foreign countries from any touch-tone phone and follow the instructions (have your proxy card available when you call), or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope.

Q:     Can I change my vote after I have mailed my proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the extraordinary general meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the extraordinary general meeting in person by virtual attendance and casting your vote by ballot or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the extraordinary general meeting. If you hold your shares through a bank, brokerage firm, or nominee, you should follow the instructions of your bank, brokerage firm, or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: KSmith@advantageproxy.com

Unless revoked, a proxy will be voted at the virtual extraordinary general meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR each of the Proposals.

Q:     Should I send in my share certificates now?

A:     Yes. AGBA shareholders who intend to have their AGBA Shares redeemed, by electing to have those AGBA Shares redeemed for cash on the proxy card, should send their certificates at least two Business Days before the extraordinary general meeting. Please see “Extraordinary General Meeting of AGBA Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your ordinary shares for cash.

Q:     Who will solicit the proxies and pay the cost of soliciting proxies for the extraordinary general meeting?

A:     AGBA will pay the cost of soliciting proxies for the extraordinary general meeting. AGBA has engaged Advantage Proxy to assist in the solicitation of proxies for the extraordinary general meeting. AGBA has agreed to pay Advantage Proxy a fee of US$10,000, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages, and expenses. AGBA will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of AGBA Shares for their expenses in forwarding soliciting materials to beneficial owners of the AGBA Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet, or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     What happens if I sell my shares before the extraordinary general meeting?

A:     The Record Date for the extraordinary general meeting is earlier than the date of the extraordinary general meeting, as well as the date that the Business Combination is expected to be consummated. If you transfer your AGBA Shares after the Record Date, but before the extraordinary general meeting, unless the transferee obtains from you a proxy to vote those shares, you would retain your right to vote at the extraordinary general meeting, but you will have transferred ownership of the shares and will not hold an interest in AGBA after the Business Combination is consummated.

Q:     When is the Business Combination expected to occur?

A:     Assuming the requisite shareholder approvals are received and the conditions to completion have been met, the parties to the Business Combination Agreement expect that the Business Combination will occur no later than October 31, 2022.

Q:     What happens if a substantial number of the public shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A.      Our public shareholders are not required to vote in respect of the Business Combination in order to exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the trust account and the number of public shareholders is reduced as a result of redemptions by public shareholders. In no event will we redeem public shares in an amount that would cause the TAG Business’s net tangible assets (as determined in accordance with Rule 3a5 1-1 (g)(1) of the Exchange Act) to be less than US$5,000,001.

Q:     What conditions must be satisfied to complete the Business Combination?

A.      The Business Combination Agreement is subject to the satisfaction or waiver of certain mutual customary closing conditions, including, among others: (i) effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties obtaining the necessary corporate approvals, (iii) the consummation of the OPH Merger, (iv) the parties entering into all ancillary agreements required by the Business Combination Agreement, and (v) no provisions of any applicable law prohibiting the Closing. The obligations of TAG and its related parties are also subject to certain closing conditions, including, among others: (i) receipt of approval for listing on the Nasdaq of the Aggregate Stock Consideration; (ii) the approval of our Fifth Amended and Restated Memorandum and Articles of Association, (iii) the completion of our securities redemption, (iv) the incorporation of the Merger Subs, and (v) the receipt by the Post-Combination Company of an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 (or such greater amount as determined by the parties). In addition, the obligations of AGBA are subject to closing conditions, including, among others: (i) execution of employment agreements by the key personnel of the TAG Business with the Post-Combination Company, (ii) receipt of updated disclosure schedules, and (iii) receipt of legal opinions from the Hong Kong and BVI counsel of B2B and the BVI counsel of Fintech. On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

For more information about the material conditions to the consummation of the Business Combination, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Business Combination Agreement — Closing Conditions”.

Q:     May I seek statutory appraisal rights or dissenter rights with respect to my shares?

A:     The BVI Companies Law prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. For additional information, see the section entitled “Extraordinary General Meeting of AGBA Shareholders — Appraisal Rights.”

Q:     What happens if the Business Combination is not consummated?

A:     If AGBA does not consummate the Business Combination by November 16, 2022, then pursuant to Article 28.2 of AGBA’s Existing Charter, AGBA’s officers must take all actions necessary in accordance with the BVI Companies Law to dissolve and liquidate AGBA as soon as reasonably practicable. AGBA has already amended its Memorandum and Articles of Association, as reflected in its Existing Charter, to extend the deadline to its maximum allowance and cannot extend it further. Following dissolution, AGBA will no longer exist as a company. In any liquidation, the funds held in the trust account, plus any interest earned thereon (net of taxes payable), together with any remaining out-of-trust net assets will be distributed pro-rata to holders of AGBA Shares who acquired such ordinary shares in AGBA’s IPO or in the aftermarket. If the Business Combination is not effected by November 16, 2022, then the AGBA Warrants and AGBA Rights will expire worthless. The estimated consideration that each AGBA Share would be paid at liquidation would be approximately US$11.39 per share for shareholders based on amounts on deposit in the trust account as of June 30, 2022. The closing price of AGBA Shares on Nasdaq as of July 28, 2022, was US$11.36. AGBA’s Initial Shareholders waived the right to any liquidation distribution with respect to any AGBA Shares held by them.

Q:     What happens to the funds deposited in the trust account following the Business Combination?

A:     Following the Closing, funds in the trust account will be released to AGBA. Holders of AGBA Shares exercising redemption rights will receive their per share redemption price. The balance of the funds will be utilized to fund the Business Combination. As of June 30, 2022, there was approximately US$38.3 million in AGBA’s trust account. Approximately US$11.39 per outstanding share issued in AGBA’s IPO will be paid to the public investors. Any funds remaining in the trust account after such uses will be used for future working capital and other corporate purposes of the Post-Combination Company.

Q:     What happens if I fail to take any action with respect to the extraordinary general meeting?

A:     If you fail to vote with respect to the extraordinary general meeting and the Business Combination is approved by shareholders and the Business Combination is consummated, you will become a shareholder of the Post-Combination Company. If you fail to vote with respect to the extraordinary general meeting and the Business Combination is not approved, you will remain a shareholder of AGBA. However, if you fail to vote with respect to the extraordinary general meeting, you will nonetheless be able to elect to redeem your public shares in connection with the Business Combination.

Q:     What should I do if I receive more than one set of voting materials?

A.     Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.

Q:     Where can I find the voting results of the extraordinary general meeting?

A.     The preliminary voting results will be announced at the extraordinary general meeting. AGBA will publish final voting results of the extraordinary general meeting in a Current Report on Form 8-K within four Business Days after the extraordinary general meeting.

DELIVERY OF DOCUMENTS TO AGBA SHAREHOLDERS

Pursuant to the rules of the SEC, AGBA and servicers that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement, unless AGBA has received contrary instructions from one or more of such shareholders. Upon written or oral request, AGBA will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request that AGBA deliver single copies of the proxy statement in the future. Shareholders may notify AGBA of their requests by contacting Advantage Proxy, AGBA’s proxy solicitor, at:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: KSmith@advantageproxy.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement but may not contain all of the information that may be important to you. Accordingly, we encourage you to carefully read this entire proxy statement, including the Business Combination Agreement attached as Annex A, Annex A-1, Annex A-2, and Annex A-3. Please read these documents carefully as they are the legal documents that govern the Business Combination and your rights in the Business Combination.

The Parties

The AGBA Parties

AGBA Acquisition Limited

Room 1108, 11th Floor, Block B
New Mandarin Plaza
14 Science Museum Road
Tsimshatsui East
Kowloon, Hong Kong
Attn: Gordon Lee
Telephone: (852) 6872 0258

AGBA Acquisition Limited, or AGBA, was incorporated as a blank check company on October 8, 2018, under the laws of the BVI, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.” AGBA’s efforts to identify a prospective target business were not limited to any particular industry or geographic location.

AGBA completed its IPO on May 16, 2019 of 4,000,000 AGBA Units at US$10.00 per unit, with each unit consisting of one AGBA Share, US$0.001 par value per share, one redeemable AGBA Warrant and one AGBA Right to receive one-tenth of one AGBA Share upon consummation of an initial business combination. Simultaneous with the consummation of our IPO, we consummated the private placement of 225,000 Private Placement Units at a price of US$10.00 per Private Placement Unit, generating total proceeds of US$2,250,000. The Private Placement Units were purchased by AGBA’s Sponsor. The underwriters in the IPO exercised the over-allotment option on May 16, 2019, and the underwriters purchased 600,000 over-allotment option units, which were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$6,000,000.

After deducting the underwriting discounts and commissions and the offering expenses, a total of US$46.0 million was deposited into the trust account established for the benefit of AGBA’s public shareholders, and the remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of June 23, 2022, funds in the trust account totaled approximately US$38.3 million.

On August 18, 2020, AGBA held its annual meeting of shareholders (the “Annual Meeting”). During the Annual Meeting, AGBA’s shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders and also ratified the reappointment of Marcum LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2020. On October 15, 2020, AGBA dismissed Marcum LLP as its independent registered public accounting firm. Effective October 20, 2020, Friedman LLP has been engaged as AGBA’s new independent registered public accounting firm. On October 15, 2020, the Audit Committee of AGBA’s board of directors approved the dismissal of Marcum LLP and the engagement of Friedman LLP as the independent registered public accounting firm. As described in this proxy statement, Friedman LLP has also been engaged as the TAG Business’s new independent registered public accounting firm. All necessary waivers and consents required under applicable laws and regulations have been obtained in connection with Friedman LLP’s role as independent auditor for both AGBA and the TAG Business. See “Changes in Independent Registered Public Accounting Firms.”

On November 2, 2021, AGBA held its extraordinary meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals to (i) amend the Second Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022. On November 10, 2021, 316,503 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$10.94 per share, in an aggregate principal amount of US$3,462,565. On November 10, 2021, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$546,991, which amount was deposited into the trust account to extend the available time to complete a business combination to February 16, 2022. On February 7, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$546,991, which amount was deposited into the trust account to extend the available time to complete a business combination to May 16, 2022. None of the funds held in trust will be released from the trust account, other than interest income to pay any tax obligations, until the earlier of the completion of an initial business combination within the required time period or our entry into liquidation if AGBA has not consummated a business combination by May 16, 2022. On May 3, 2022, AGBA held its annual meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals, among other things, to (i) amend the Third Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022. On May 3, 2022, 283,736 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$11.24 per share, in an aggregate principal amount of US$3,189,369. On May 9, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$504,431, which amount was deposited into the trust account to extend the available time to complete a business combination to August 16, 2022. On August 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to its Sponsor, which amount was deposited into the trust account to extend the amount of available time to complete a business combination until November 16, 2022.

As of December 31, 2021, we had approximately US$164,863 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. As of June 30, 2022, AGBA had cash outside our trust account of US$85,619 available for working capital needs. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of August 31, 2022, there was, as a result of the redemptions discussed above, approximately US$38.8 million in AGBA’s trust account.

AGBA Units, AGBA Shares, AGBA Warrants, and AGBA Rights are each quoted on Nasdaq, under the symbols “AGBAU,” “AGBA,” “AGBAW” and “AGBAR,” respectively. Each AGBA Unit consists of one ordinary share, one redeemable warrant, and one right to receive one-tenth (1/10) of one AGBA Share upon the consummation of an initial business combination. AGBA Units commenced trading on May 16, 2019. AGBA Shares, AGBA Warrants, and AGBA Rights commenced trading on July 15, 2019.

The Merger Subs

Pursuant to the terms of the Business Combination Agreement, AGBA incorporated AGBA Merger Sub I Limited (“Merger Sub I”) and AGBA Merger Sub II Limited (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”) as British Virgin Island business companies in accordance with BVI law on November 26, 2021. The Merger Subs were incorporated for the purpose of effecting the acquisition merger contemplated by the Business Combination Agreement. AGBA owns 100% of the issued and outstanding shares of each of the Merger Subs.

Promptly following their incorporation, the Merger Subs acceded to the Business Combination Agreement, in accordance with its terms, on December 3, 2021.

The TAG Parties

TAG Holdings Limited

TAG Holdings Limited
Trust Tower
68 Johnson Road
Wan Chai, Hong Kong SAR

Attn: Mr. Ng Wing Fai
Telephone: +852 3601 8363

TAG Holdings Limited (“TAG”) is the beneficial owner of each of OPH, Fintech, B2B, B2BSub, HKSub, and their collective subsidiaries

OnePlatform Holdings Limited

OnePlatform Holdings Limited (“OPH”) is a wholly-owned Hong Kong incorporated subsidiary holding company of TAG, whose subsidiaries are engaged in the operation of business-to-business or “B2B” and business-to-consumer or “B2C” services. It mainly operates under the OnePlatform brand, and offers a full-service platform to banks, other financial institutions, brokers, and individual independent financial advisors to advise and serve its retail clients. OPH’s technology-enabled platform offers a wide range of financial products, covering life insurance, pensions, property-casualty insurance, stock brokerage, mutual funds, money lending and real estate agency. It currently operates its business through its subsidiaries OnePlatform Wealth Management Limited (insurance brokerage services), OnePlatform Asset Management Limited and Kerberos (Nominee) Limited (asset management services), OnePlatform International Property Limited (property brokerage services) and Maxthree Limited, OnePlatform Credit Limited, Trendy Reach Holdings Limited, Profit Vision Limited and Hong Kong Credit Corporation Limited (money lending services).

As of the date of the Business Combination Agreement, TAG Holdings Limited owned 100% of the issued and outstanding shares of OPH. As a result of the merger required by the Business Combination Agreement between OPH and HKSub, with HKSub as the surviving entity, which completed on August 11, 2022 (the “OPH Merger”), B2BSub directly owns 100% of the issued and outstanding shares of HKSub, as the combined surviving company.

TAG Asia Capital Holdings Limited

TAG Asia Capital Holdings Limited (“Fintech”) is a British Virgin Islands incorporated holding company engaged in investing in financial technology or “fintech” businesses. It currently operates its business and holds such interests through its subsidiaries TAG Technologies Limited, Tandem Money Hong Kong Limited, and Tandem Fintech Limited. Tandem Fintech Limited also operates a health and wealth digital platform.

As of the date of the Business Combination, TAG Holdings Limited owns 100% of the issued and outstanding shares of Fintech. It is a condition to Closing that Fintech shall merge with Merger Sub II, with Fintech as the surviving entity.

TAG International Limited

TAG International Limited (“B2B”) is a newly formed BVI business company incorporated for the purpose of effecting the acquisition merger contemplated by the Business Combination Agreement. It is a condition to Closing that B2B shall merge with Merger Sub I, with B2B as the surviving entity.

TAG Asset Partners Limited

TAG Asset Partners Limited (“B2BSub”) is a newly formed BVI business company incorporated for the purpose of effecting the acquisition merger contemplated by the Business Combination Agreement.

B2B owns 100% of the issued and outstanding shares of B2BSub.

OnePlatform International Limited

OnePlatform International Limited (“HKSub”) is a newly formed Hong Kong company incorporated for the purpose of effecting the OPH Merger.

B2BSub owns 100% of the issued and outstanding shares of HKSub. As required by the Business Combination Agreement, OPH has merged with and into HKSub, with HKSub as the surviving entity.

Proposals to be put to the AGBA Shareholders at the Extraordinary General Meeting

The following is a summary of the proposals to be put to the extraordinary general meeting of AGBA and certain transactions contemplated by the Business Combination Agreement. The Business Combination Proposal is conditioned upon the approval of the Amendment Proposal and the Nasdaq Proposal. The Amendment Proposal, the Governance Proposal, the Nasdaq Proposal, and the Share Award Scheme Proposal are dependent upon the approval of the Business Combination Proposal. The transactions contemplated by the Business Combination Agreement will be consummated only if the Proposals are approved at the extraordinary general meeting.

The Business Combination Proposal (or “Proposal No. 1.”)

Overview

Upon the Closing, AGBA will become, through an acquisition merger, the 100% owner of the issued and outstanding securities of each of OnePlatform Holdings Limited (“OPH”) and TAG Asia Capital Holdings Limited (“Fintech”), in exchange for 55,500,000 AGBA Shares (the “Aggregate Stock Consideration”).

After the Business Combination, assuming no redemptions of ordinary shares for cash, TAG will, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, own approximately 85.3% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), the former shareholders of AGBA will own approximately 8.5% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming target minimum of US$35,000,000) will own approximately 5.4% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). The target minimum US$35,000,000 amount of Post-Combination Company ordinary shares to be owned by investors of the PIPE financing is subject to the final amount subscribed for by the PIPE investors, with US$35,000,000 being a minimum amount required by the Business Combination Agreement as a condition to Closing (less amounts not redeemed from AGBA’s trust account). Upon completion of the Business Combination, assuming no redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately 2.07% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately 0.17% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons above, including the Initial Shareholders, will be different.

If 3,362,871 ordinary shares are redeemed for cash, which assumes the maximum redemption of AGBA ordinary shares, TAG, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, will own approximately [90.4]% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), AGBA former shareholders will own approximately [3.0]% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming the target minimum of US$35,000,000) will own approximately [5.7]% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). Assuming maximum redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately [2.19]% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately [0.18]% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons above, including, the Initial Shareholders will be different.

Upon consummation of the Business Combination, each of B2B, Fintech, and their subsidiaries will be wholly-owned by the Post-Combination Company (directly or through intermediate subsidiaries, as reflected in the organization charts set out on pages 31 and 33 of this proxy statement), with the exception of OnePlatform Wealth Management Limited, which will be 99.8% owned by OPH.

Parties to and Structure of the Acquisition Merger

On November 3, 2021, each of AGBA Acquisition Limited (“AGBA”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2B Sub”), OnePlatform International Limited (“HKSub”), OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”), and TAG Holdings Limited (“TAG”) entered into the Business Combination Agreement. On November 18, 2021, these same parties entered into an amendment to the Business Combination Agreement which provided for a change in the terms of the OPH Merger so that HKSub will be the surviving entity in such merger. On January 4, 2022, these parties and the Merger Subs, which had acceded to the Business Combination Agreement in accordance with its terms, entered into a second amendment of the Business Combination Agreement, extending the timeline for the parties to agree on the ancillary agreements thereto and the deadline for the consummation of the Business Combination. On May 4, 2022, the parties to the Business Combination executed a third amendment to the agreement, further extending those deadlines. At Closing, AGBA will acquire from TAG, by way of acquisition merger as described below, all of the issued and outstanding shares and other equity interests in and of each of OPH and Fintech, in exchange for 55,500,000 AGBA Shares to be issued to TAG, in compliance with any applicable laws. Pursuant to the Business Combination Agreement, three (3) percent of the Aggregate Stock Consideration shall be paid to TAG upon the expiry of TAG’s indemnity period.

To effect this acquisition, TAG incorporated B2B (a BVI business company and wholly-owned subsidiary of TAG), B2BSub (a BVI business company and wholly-owned subsidiary of B2B), and HKSub (a Hong Kong company and a wholly-owned subsidiary of B2BSub). AGBA incorporated Merger Sub I and Merger Sub II (each a BVI business company and wholly-owned subsidiary of AGBA). Merger Sub I and Merger Sub II were obligated to accede to and become parties to the Business Combination Agreement upon their due incorporation and acceded to the agreement, in accordance with its terms, on December 3, 2021.

On August 11, 2022, OPH merged with and into HKSub, with HKSub as the surviving entity, and as a result, B2B became the beneficial owner of the subsidiaries of OPH (the “OPH Merger”). Pursuant to the terms of Business Combination Agreement, (i) Merger Sub I will merger with and into B2B, with B2B as the surviving entity, as a result of which B2B will be a wholly-owned subsidiary of AGBA, and (ii) Merger Sub II will merge with and into Fintech, with Fintech as the surviving entity, as a result of which Fintech will be a wholly-owned subsidiary of AGBA (these mergers together, the “Acquisition Merger”). The Acquisition Merger will become effective upon the filing and registration of the Articles of Merger for each merger with the Registrar of Corporate Affairs of the BVI in accordance with the BVI Companies Law.

After consideration of the factors identified and discussed in the section entitled “Proposal No. 1 — The Business Combination Proposal — AGBA’s Board of Directors’ Reasons for the Approval of the Business Combination”, the AGBA board concluded that the Business Combination satisfies its investment criteria, as more fully disclosed in the prospectus for AGBA’s initial public offering, including that the businesses of the TAG Business had a fair market value of at least 80% of the balance of the funds in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of execution of the Business Combination Agreement. For more information about the transactions contemplated by the Business Combination Agreement, see “Proposal No. 1 — The Business Combination Proposal.”

Consideration

At the effective time of the Acquisition Merger, among other things, all equity securities of each of B2B and Fintech issued and outstanding as of immediately prior to the effective time of the Acquisition Merger shall be cancelled and automatically converted into TAG’s right, as sole shareholder of B2B and Fintech, to direct receipt of the Aggregate Stock Consideration. The aggregate value of the Aggregate Stock Consideration to be paid by AGBA in the Business Combination is US$555,000,000 (calculated as follows: 55,500,000 AGBA Shares to be issued to TAG, multiplied by US$10.00 per share (the deemed value of the shares in the Business Combination Agreement)).

The value of the Aggregate Stock Consideration may be higher, if, in accordance with the Business Combination Agreement, the parties mutually agree for AGBA to issue a larger number of AGBA Shares. AGBA currently is authorized to issue 100,000,000 ordinary shares, US$0.001 par value per share.

Pursuant to the Business Combination Agreement, at Closing, AGBA shall issue the full amount of the Aggregate Stock Consideration, less certain Holdback Shares (for indemnification purposes), to TAG, in its capacity as sole shareholder of B2B and Fintech. Post-Closing, TAG intends to further distribute 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG, subject to legal and regulatory requirements. On the day following the last day of the survival period (i.e. six months following the Closing), AGBA shall issue the Holdback Shares to TAG, in its capacity as sole shareholder of B2B and Fintech, subject to compliance with applicable Law, and deliver such Holdback Shares in accordance with the terms and conditions of the Business Combination Agreement. Upon the written agreement of the parties to the Business Combination Agreement, AGBA may deliver all or a portion of the Aggregate Stock Consideration in the form of cash, pursuant to payment mechanisms to be mutually agreed.

Tax Considerations

AGBA and TAG intend for the Acquisition Merger to be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. However, neither AGBA nor TAG has requested, or intends to request, an opinion of tax counsel or a ruling from the IRS, with respect to the tax consequences of the Acquisition Merger and there can be no assurance that the companies’ position would be sustained by a court if challenged by the IRS. Accordingly, if the IRS or a court determines that the Acquisition Merger does not qualify as a reorganization under Section 368(a) of the Code and is therefore fully taxable for U.S. federal income tax purposes, U.S. persons receiving the AGBA Shares in connection with the Business Combination generally would recognize taxable gain or loss on their receipt of the same in connection with the Business Combination. For a more complete discussion of the U.S. federal income tax consequences of the Business Combination, see the section titled, “Material U.S. Federal Income Tax Consequences of the Business Combination.” The tax-free nature of the Acquisition Merger or any transaction contemplated in the Business Combination Agreement is not a condition to the closing of the Business Combination.

Covenants and Undertakings

Joint Covenants of the Parties

Each of the parties to the Business Combination Agreement, including the Merger Subs which have acceded to the agreement upon their formation, has agreed to take certain actions, including among other things:

•        not to enter into alternative transactions competing with the Business Combination;

•        to provide access to their books and records and provide information relating to their respective business to the other party, its counsel, and other representatives;

•        to provide notice upon the occurrence of certain events, such as the commencement of material litigation or actions materially affecting the transactions contemplated in the Business Combination Agreement;

•        to cooperate to prepare a proxy statement to be circulated to the shareholders of AGBA to approve the transaction and a resale registration statement on Form S-1 (and certain other regulatory filings) to be filed with the SEC to register the AGBA Shares comprising the Aggregate Stock Consideration and to meet all other SEC requirements and obtain other required approvals;

•        to cooperate regarding tax matters;

•        to take commercially reasonable efforts to obtain necessary third-party consents;

•        to use reasonable best efforts to finalize related agreements to the Business Combination Agreement no later than September 30, 2022 (unless otherwise agreed by the parties in writing);

•        to comply with all agreements entered into in connection with AGBA’s IPO;

•        to maintain confidentiality;

•        to provide indemnification and insurance for directors and officers of AGBA and the Post-Combination Company;

•        to cooperate in obtaining sufficient financing for the Post-Combination Company to receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 (or such greater amount as determined by the parties) in a private placement or other financing to be consummated simultaneously with closing (the “PIPE Investment”); and

•        to cooperate with the Transfer Agent of AGBA to remove any restriction legends on the shares comprising the Aggregate Stock Consideration to be registered by a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration upon it becoming effective under U.S. securities law.

On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

Conduct of Business; Covenants of AGBA and the Merger Subs

AGBA has agreed to remain a “blank check company” as defined in Rule 419 of the Securities Act and to not conduct any business operations other than in connection with the Business Combination Agreement. Each of Merger Sub I and Merger Sub II has agreed (upon their accession to the agreement on December 3, 2021) to remain subsidiaries solely for the purpose of entering into the Acquisition Merger.

The Business Combination Agreement also contains covenants of AGBA and the Merger Subs (upon their accession to the Business Combination Agreement) providing for:

•        allowance for AGBA to make certain distributions from its trust account;

•        the continued employment of certain key personnel of OPH, Fintech, and their subsidiaries following the Business Combination;

•        AGBA to prepare and submit to Nasdaq a listing application for the AGBA Shares comprising the Aggregate Stock Consideration to be registered pursuant to the registration statement;

•        AGBA’s directors adopting a resolution consistent with the interpretive guidance of the SEC relating to Rule 16b-3(d) under the Exchange Act, such that the acquisition of AGBA Shares pursuant to the Business Combination Agreement by any officer or director of B2B, B2BSub, HKSub, OPH, Fintech, or TAG who is expected to become a “covered person” of AGBA for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder shall be exempt acquisitions for purposes of that section;

•        the release of the Group Parties, their subsidiaries, and their affiliates from all disputes, claims, losses, controversies, demands, rights, liabilities, actions, and causes of action of every kind and nature, whether known or unknown, arising from any matter concerning the TAG Business and its subsidiaries occurring prior to Closing, save for certain exceptions;

•        AGBA incorporating the Merger Subs, and the Merger Subs acceding to the Business Combination Agreement; and

•        Settlement of all outstanding liabilities of AGBA and reimbursement of out-of-pocket expenses reasonably incurred by AGBA’s officers and directors in investigating business combination opportunities.

Conduct of Business; Covenants of the Group Parties

Each of B2B, B2BSub, HKSub, OPH, and Fintech have agreed to operate their business in the ordinary course, consistent with past practices, prior to Closing of the Business Combination (with certain exceptions) and not to take certain specified actions without the prior written consent of AGBA. TAG and the Group Parties also have agreed to furnish the financial statements required by AGBA to make applicable filings with the SEC.

The Business Combination Agreement also contains covenants of these parties providing for:

•        the delivery of certain future annual and interim financial statements;

•        an update to the disclosure schedules of the TAG Business and its subsidiaries at Closing; and

•        the consummation of the merger of OPH with HKSub, with HKSub as the surviving entity.

Closing

In accordance with the terms and subject to the conditions of the Business Combination Agreement, the Closing shall occur via the remote electronic exchange of documentation, unless otherwise agreed by the parties thereto, and shall be deemed to take place at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 at 10:00 a.m. local time, on a date no later than five (5) Business Days after the satisfaction or waiver of all the conditions described below, or at such other place and time as the parties may mutually agree upon.

General Conditions to Closing

Consummation of the Business Combination and the obligations of the parties to consummate the transactions contemplated by the Business Combination Agreement (which may be waived by the mutual agreement of the parties) are conditioned on, among other things:

•        the absence of any applicable law or final, non-appealable order prohibiting the consummation of the closing of the Business Combination and the absence of any third-party legal action seeking to interfere with the Business Combination in any respect;

•        AGBA receiving approval from its shareholders to the Business Combination;

•        the Merger Subs receiving approval from AGBA, as their sole shareholder, approving and adopting the plans and articles of merger for the Acquisition Merger;

•        B2B, HKSub, OPH, and Fintech receiving approval from their respective shareholders, approving and adopting the plans and articles of merger for the OPH Merger and the Acquisition Merger;

•        the SEC having completed its review of the proxy statement, and AGBA filing the definitive proxy statement with the SEC and distributing the definitive proxy statement to its shareholders;

•        the resale registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration becoming effective under U.S. securities law;

•        the OPH Merger having been consummated and legally effective under Hong Kong law;

•        all consents required to be obtained from or made with any authority having been obtained;

•        each of the additional agreements contemplated by the Business Combination Agreement being duly executed and in full force and effect;

•        the Articles of Merger for B2B and Merger Sub I being executed, filed, and accepted by the BVI Registrar of Corporate Affairs; and

•        the Articles of Merger for Fintech and Merger Sub II being executed, filed, and accepted by the BVI Registrar of Corporate Affairs.

On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

AGBA’s Conditions to Closing

The obligations of AGBA to consummate the transactions contemplated by the Business Combination Agreement (which may be waived by AGBA in its discretion), in addition to the conditions described above in the first paragraph of this section, are conditioned upon, among other things, each of the following:

•        the Group Parties complying with all of their obligations under the Business Combination Agreement, including executing the additional agreements contemplated therein;

•        the representations and warranties of TAG being true on the signing date of the Business Combination Agreement and as at Closing;

•        there having been no Group Parties Material Adverse Effect (as defined in the Business Combination Agreement);

•        AGBA receiving a certificate from a representative of each of B2B, B2BSub, HKSub, OPH, Fintech, and TAG, certifying satisfaction of their closing obligations;

•        AGBA receiving (i) the organizational documents of B2B, B2BSub, HKSub, OPH, Fintech, and TAG and (ii) the resolutions of their boards authorizing the transactions contemplated by the Business Combination Agreement;

•        TAG’s key personnel having executed employment agreements with respect to their employment with the Post-Combination Company;

•        AGBA receiving the Group Parties’ disclosure schedules, updated as at Closing; and

•        AGBA having received duly executed legal opinions from B2B’s Hong Kong and BVI counsel and Fintech’s BVI counsel.

TAG Group Parties’ Conditions to Closing

The obligations of B2B, B2BSub, HKSub, OPH, Fintech, and TAG to consummate the transactions contemplated by the Business Combination Agreement (which may be waived by the Group Parties in their discretion), in addition to the conditions described above, are conditioned upon, among other things, each of the following:

•        AGBA and the Merger Subs complying with all of their respective obligations under the Business Combination Agreement, including executing the additional agreements contemplated therein;

•        the representations and warranties of AGBA being true on the signing date and as at Closing;

•        no Acquiror Material Adverse Effect (as defined in the Business Combination Agreement) having occurred or continuing;

•        the Group Parties receiving a certificate from the CEO and CFO of AGBA, certifying satisfaction of their closing obligations;

•        the incorporation of the Merger Subs and their accession to the Business Combination Agreement;

•        AGBA completing payment to all holders of its securities who validly redeemed their securities in accordance with the terms of the Business Combination Agreement, AGBA’s resale registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration, and this proxy statement;

•        all remaining indebtedness owed by AGBA to the Sponsor, after repayment, shall have been converted into AGBA Units at the price of US$10.00 per unit, which is the same as the Private Placement Units, in accordance with the promissory notes issued to the Sponsor;

•        AGBA filing with the BVI Registrar of Corporate Affairs the Fifth Amended and Restated Memorandum and Articles of Association of AGBA and obtaining approval at the extraordinary general meeting, and the BVI Registrar of Corporate Affairs having registered such amended memorandum and articles;

•        AGBA’s listing application with Nasdaq for the AGBA Shares to be issued pursuant to the Business Combination Agreement having been approved and AGBA remaining listed on Nasdaq; and

•        upon the Closing, after deducting the aggregate amount of cash proceeds that will be required to satisfy any exercise of AGBA securities redemptions from the trust account and the aggregate amount of any unpaid AGBA transaction costs and TAG transaction costs, the Post-Combination Company shall receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 comprised of (i) amounts not redeemed from AGBA’s trust account, and (ii) amounts raised in the PIPE Investment.

See “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Conditions to Closing” for more details on the applicable closing conditions. Please also see the section titled “Proposal No. 1 — The Business Combination Proposal” generally for more information. On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

Pre-Business Combination Structure

The following chart illustrates the ownership structure, prior to the completion of the OPH Merger, of OPH, Fintech, B2B, and their respective subsidiaries, each of which will together be carved-out of the Legacy Group as a result of the Business Combination:

HKSCC and Other Brokers
26.00%
Perfect Able Global Limited
29.91%
Eagle Legacy Limited
14.99%
Oceana Glory Limited
14.99%
Other Minority Shareholders
14.11%
Convoy Global
Convoy Global Holdings Limited
100%
Convoy (BVI) Limited
100%
TAG
TAG Holdings Limited
100%
B2B
TAG International Limited
100%
B2BSub
TAG Asset Partners Limited
100%
HKSub
OnePlatform International Limited
100%
OPH
OnePlatform Holdings Limited
99.8%
OnePlatform Wealth Management Limited
100%
OnePlatform International Property Limited
100%
AGBA Innovation Limited
100%
FinLiving Limited
100%
OnePlatform Asset Management Limited
100%
Kerberos (Nominee) Limited
100%
Maxthree Limited
100%
OnePlatform Credit Limited
100%
Hong Kong Credit Corporation Limited
100%
Trendy Reach Holdings Limited
100%
Profit Vision Limited
100%
Fintech
TAG Asia Capital Holdings Limited
100%
TAG Technologies Limited
100%
Tandem Money Hong Kong Limited
100%
Tandem Fintech Limited
A Cayman Company
B BVI Company
C Hong Kong Company

There are approximately over 4,000 ultimate beneficial shareholders of TAG, and due to TAG’s ultimate parent company’s prior listing on the Hong Kong Exchange, approximately 99.16% of such holders each hold less than 0.05% of the total ultimate parent company’s shares. The majority of such small shareholders hold their shares indirectly via Hong Kong HKSCC Nominees Limited (“HKSCC”) and Hong Kong market participant brokers, as demonstrated in the chart above. HKSCC is a nominee service provided by the Hong Kong Exchange to facilitate on-market trading of shares listed in Hong Kong. These shares are registered in the name of HKSCC as bare nominee to the order of the brokers, who then hold the beneficial interests for and on behalf of their ultimate clients.

On August 11, 2022, OPH and HKSub consummated the OPH Merger whereby OPH merged into HKSub with HKSub as the surviving entity. As a result, B2BSub directly owns 100% of the issued and outstanding shares of HKSub, becoming the beneficial owner of the subsidiaries of OPH. The following chart illustrates the ownership structure of the TAG Business immediately following the OPH Merger:

A BVI Company
B Hong Kong Company
TAG Holdings Limited
100%
B2B
TAG International Limited
100%
B2BSub
TAG Asset Partners Limited
100%
HKSub
OnePlatform International Limited
99.8%
OnePlatform Wealth Management Limited
100%
OnePlatform International Property Limited
100%
AGBA Innovation Limited
100%
FinLiving Limited
100%
OnePlatform Asset Management Limited
100%
Kerberos (Nominee) Limited
100%
Maxthree Limited
100%
OnePlatform Credit Limited
100%
Hong Kong Credit Corporation Limited
100%
Trendy Reach Holdings Limited
100%
Profit Vision Limited
100%
Fintech
TAG Asia Capital Holdings Limited
100%
TAG Technologies Limited
100%
Tandem Money Hong Kong Limited
100%
Tandem Fintech Limited

Post-Business Combination Structure and Impact on the Public Float

The following chart illustrates the ownership structure of the combined company immediately following the Business Combination, or the “Post-Combination Company”, but prior to the distribution of the Aggregate Stock Consideration to TAG’s ultimate beneficial shareholders. The equity interests shown in the diagram below were calculated based on the assumptions that (i) no AGBA shareholder exercises appraisal or dissenter rights, (ii) none of the Initial Shareholders or TAG purchase AGBA Shares in the open market, (iii) there is no exercise or conversion of AGBA Warrants, (iv) an aggregate of 425,738 shares are issued upon conversion of the notes issued to the Sponsor (“Notes”), (v) the issuance of 555,000 shares to Apex Twinkle Limited as financial advisor to the Business Combination, and (vi) there are no other issuances of equity by AGBA prior to or in connection with the consummation of the Business Combination. Prior to Closing, AGBA will amend the July 14, 2022 initial filing of the S-1 registration statement such that (i) the only selling shareholders thereunder shall be those pursuant the PIPE Investment, and (ii) the only shares to be registered for resale at that time prior to Closing shall be the AGBA Shares issued pursuant to the PIPE Investment (the “PIPE Shares”), and not the Aggregate Stock Consideration. Then, following Closing, the second and third phases of the distribution process after the initial distribution at Closing of 100% of the Aggregate Stock Consideration to TAG shall involve the filing of a resale registration statement on Form S-1 to register the distribution of the Aggregate Stock Consideration from TAG to its ultimate beneficial shareholders; followed by the filing of a resale registration statement on Form S-1 to register the resale of 100% of the Aggregate Stock Consideration by the ultimate beneficial shareholders. On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration.

AGBA's Current Shareholders
8.5%
AGBA's Directors and Officers
<1%
TAG
TAG Holdings Limited
85.3%
PIPE Investors
5.4%
Apex Twinkle Limited
<1%
Post-Combination Company
AGBA Group Holding Limited
A BVI Company
B Hong Kong Company
100%
B2B
TAG International Limited
100%
TAG Asset Partners Limited
100%
OnePlatform International Limited
100%
99.8%
OnePlatform Wealth Management Limited
100%
OnePlatform International Property Limited
100%
AGBA Innovation Limited
100%
FinLiving Limited
100%
OnePlatform Asset Management Limited
100%
Kerberos (Nominee) Limited
100%
Maxthree Limited
100%
OnePlatform Credit Limited
100%
Hong Kong Credit Corporation Limited
100%
Trendy Reach Holdings Limited
100%
Profit Vision Limited
100%
Fintech
TAG Asia Capital Holdings Limited
100%
TAG Technologies Limited
100%
Tandem Money Hong Kong Limited
100%
Tandem Fintech Limited

As a result of the Business Combination and immediately following the closing of the Business Combination, assuming no AGBA shareholders elect to redeem their shares for cash, TAG will, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, own approximately 85.3% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), the former shareholders of AGBA will own approximately 8.5% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming the target minimum of US$35,000,000) will own approximately 5.4% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). The target minimum US$35,000,000 amount of Post-Combination Company ordinary shares to be owned by investors of the PIPE financing is subject to the final amount actually subscribed for by the PIPE investors, with US$35,000,000 being a minimum amount required by the Business Combination Agreement as a condition to Closing (less any amounts not redeemed from AGBA’s trust account). Apex Twinkle Limited, as financial advisor to the Business Combination, will own 555,000 AGBA Shares — less than 1%. If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons in the two charts above will be different.

The following chart illustrates the ownership structure of the Post-Combination Company after the distribution of the Aggregate Stock Consideration to TAG’s ultimate beneficial shareholders.

AGBA's Current Shareholders
AGBA's Directors and Officers
Ultimate beneficial shareholders of TAG
PIPE Investors
Apex Twinkle Limited
8.5%
<1%
85.3%
5.4%
<1%
Post-Combination Company
AGBA Group Holding Limited
A BVI Company
B Hong Kong Company
100%
B2B
TAG International Limited
100%
TAG Asset Partners Limited
100%
OnePlatform International Limited
100%
Fintech
TAG Asia Capital Holdings Limited
100%
TAG Technologies Limited
100%
Tandem Fintech Limited
100%
Tandem Money Hong Kong Limited
99.8%
OnePlatform Wealth Management Limited
100%
OnePlatform International Property Limited
100%
AGBA Innovation Limited
100%
OnePlatform Asset Management Limited
100%
Maxthree Limited
100%
FinLiving Limited
100%
Kerberos (Nominee) Limited
100%
OnePlatform Credit Limited
100%
Trendy Reach Holdings Limited
100%
Hong Kong Credit Corporation Limited
100%
Profit Vision Limited

Redemption Rights

Pursuant to AGBA’s Existing Charter, a holder of AGBA Shares may demand that AGBA redeem such ordinary shares for cash at the applicable redemption price per share equal to the quotient obtained by dividing the (i) the aggregate amount on deposit in the trust account as of two Business Days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of the then outstanding public ordinary shares. As of June 30, 2022, this would have amounted to approximately US$11.39 per share.

You will be entitled to receive cash for any public ordinary shares to be redeemed only if you:

•        hold public shares; and

•        prior to 5:00 pm Eastern Time, on [•], 2022 (two Business Days prior to AGBA’s extraordinary general meeting), (a) submit a written request to Continental that AGBA redeem your public shares for cash; and (b) deliver your public shares to Continental, physically or electronically through DTC.

Holders of issued and outstanding units must elect to separate the units into the underlying public shares, public warrants, and public rights prior to exercising redemption rights with respect to the public shares. If a holder exercises its redemption rights, then such holder will be exchanging its AGBA Shares for cash and will no longer own shares of the Post-Combination

Company. Such a holder will be entitled to receive cash for its AGBA Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to AGBA’s Transfer Agent in accordance with the procedures described herein. Please see the section entitled “Extraordinary General Meeting of AGBA Shareholders — Redemption Rights” and “Questions and Answers about the Proposals for AGBA Shareholders — If I am a holder of units, can I exercise redemption rights with respect to my units?” for the procedures to be followed if you wish to redeem your shares for cash.

The following table demonstrates the pro forma book value of shares, as of June 30, 2022, based on 61,412,500 number of possible shares assuming the maximum redemption:

	Book Value per share owned by non-redeeming shareholders	Book Value per share assuming no warrants were issued to Initial Shareholders in connection with AGBA’s initial public offering	Book Value per share assuming no rights were issued to Initial Shareholders in connection with AGBA’s initial public offering	Book value per share assuming that no Insider Shares were issued to AGBA’s sponsor	Book value per share assuming no rights or warrants were issued to Initial Shareholders, and that no Insider Shares were issued
Assuming Maximum redemptions	0.85	0.85	0.85	0.87	0.87
Number of possible shares#	61,412,500	61,412,500	61,390,000	60,148,500	60,126,000

____________

#        excludes both public and private warrants

The table above excludes 112,500 ordinary shares underlying the private warrants which are exercisable at U.S.$11.50 per share. As these warrants are deemed anti-dilutive, they are excluded from the calculation of pro forma book value of shares.

All outstanding public warrants will continue to be outstanding notwithstanding the actual redemptions. The value of our outstanding warrants was approximately US$241,250 based on the closing price of the warrants of US$0.05 on The Nasdaq Capital Market as of August 30, 2022. The potential for the issuance of a substantial number of additional ordinary shares upon exercise of these warrants could make the combined company less attractive to investors. Any such issuance will increase the number of issued and outstanding ordinary shares and reduce the value of the outstanding ordinary shares. Therefore, the outstanding warrants could have the effect of depressing AGBA’s share price.

Management and Board of Directors Following the Business Combination

Effective as at Closing, the board of directors of AGBA will consist of the following five (5) members, designated by TAG in accordance with the Business Combination Agreement, three of whom are currently members of AGBA’s board of directors and will be acting as independent directors under the Nasdaq rules: Lee Jin Yi, Ng Wing Fai, Brian Chan, Thomas Ng, and Felix Wong. Lee Jin Yi will be Chairman and Ng Wing Fai will be the Deputy Chairman and Executive Director of the Post-Combination Company after the consummation of the Business Combination. See “Directors, Executive Officers, and Corporate Governance — Directors and Executive Officers after the Business Combination” in this proxy statement for additional information.

Additional Agreements Relating to the Business Combination

In addition to the Business Combination Agreement, the following agreements will be entered into in connection with the Business Combination.

Plans and Articles of Merger

Pursuant to the terms of the Business Combination Agreement (as amended), the relevant parties to the Acquisition Merger will enter into plans and articles of merger to effect the transactions contemplated in the Business Combination Agreement, the form of the written plans of merger and articles of merger to be agreed upon among the parties no later than September 30, 2022 (unless otherwise agreed by the parties in writing).

As a result of the Acquisition Merger, each of B2B and Fintech will become wholly-owned subsidiaries of AGBA. TAG, as the sole shareholder of each of B2B and Fintech, will be entitled to receive or direct receipt of AGBA Shares equal to the Aggregate Stock Consideration. The Acquisition Merger will become effective upon the filing and registration of the relevant Articles of Mergers with the Registrar of Corporate Affairs of the BVI, or such later time, not more than 30 calendar days from the registration of such filings, in accordance with the BVI Companies Law.

Employment Agreements

AGBA has not entered into any employment agreements with our current executive officers and have not made any agreements to provide benefits upon termination of employment.

The parties to the Business Combination Agreement (as amended) have until September 30, 2022 (unless otherwise agreed by the parties in writing) to agree upon the new employment contracts of the key personnel of TAG, who will continue their employment with the Post-Combination Company. It is a condition precedent to Closing that the key personnel shall have executed new employment contracts, which must contain compensation and benefits that are no less favorable than that to which the relevant key personnel were entitled to immediately prior to Closing.

Lock-up Agreements

The parties to the Business Combination Agreement (as amended) have until September 30, 2022 (unless otherwise agreed by the parties in writing) to agree upon the form of a lock-up agreement with respect to certain of the AGBA Shares to be issued as consideration. The parties have agreed that each person who receives 1% or more of such AGBA Shares will be required to lock-up those shares for at least 180 days from Closing. On August 29, 2022, the parties to the Business Combination Agreement mutually agreed to waive this requirement, and execution of the associated lock-up agreements is no longer a condition to Closing.

Amendment Proposal or “Proposal No. 2” and the Governance Proposals or “Proposal No. 3”

The AGBA shareholders will also be asked to vote to approve a proposal to amend the Existing Charter and adopt the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 2.”

The amendment to AGBA’s organizational documents and related procedures are intended to both install a new name for the company to be used following the Business Combination and revise the terms and conditions of our organizational documents to better reflect the Post-Combination Company’s status as an operating company listed on Nasdaq. Such revisions include, among other things, amendments to the approval thresholds for certain corporate actions, increased flexibility to hold general meetings of the company remotely, introduction of a special shareholder resolution provision, introduction of arbitration as the forum for disputes, and changes to the quorum and voting requirements for board and shareholder meetings. Please see the section entitled “Proposal No. 2 — The Amendment Proposal” for more information.

In addition, the adoption of the Fifth Amended and Restated Memorandum and Articles of Association will result in certain material differences between its corporate governance provisions and those of the Existing Charter. In order to give our shareholders the opportunity to present separate view on these important governance procedures, we are asking our shareholders to approve, on a non-binding advisory basis, six separate governance proposals resulting from the adoption of the Fifth Amended and Restated Memorandum and Articles of Association. These governance proposals, collectively, are referred to as the “Governance Proposals” or “Proposal No. 3.”

Other Proposals

In addition, the AGBA shareholders will be asked to vote on:

•        A proposal to approve the issuance of more than 20% of the issued and outstanding AGBA ordinary shares pursuant to the terms of the Business Combination Agreement, as required by Nasdaq Listing Rules 5635(a), (b) and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

•        A proposal to approve and adopt the Share Award Scheme. This proposal is called the “Share Award Scheme Proposal” or “Proposal No. 5.”

•        A proposal, if put, to approve the adjournment of the extraordinary general meeting in the event AGBA does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 6.”

Please see the sections entitled “Proposal No. 4 — The Nasdaq Proposal”, “Proposal No. 5 — The Share Award Scheme Proposal,” and “Proposal No. 6 — The Business Combination Adjournment Proposal,” respectively, for more information.

Date, Time, and Place of AGBA extraordinary general meeting

The extraordinary general meeting of AGBA shareholders will be held virtually on [•], 2022 at [•] a.m., at [•], or such other date, time, and place to which such meeting may be adjourned or postponed.

Voting Power; Record Date

Only AGBA shareholders of record at the close of business on [•], 2022, the Record Date for the extraordinary general meeting, will be entitled to vote at the extraordinary general meeting. You are entitled to one vote for each AGBA Share that you owned as of the close of business on the Record Date on each of the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank, or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 4,737,871 AGBA Shares outstanding and entitled to vote, of which 1,375,000 are shares held by AGBA’s Initial Shareholders, representing approximately 29.0% of the outstanding AGBA Shares.

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or by proxy. Abstentions present in person by virtual attendance or represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Business Combination Proposal, the Amendment Proposal, and the Governance Proposals will each require 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Further, approval of the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding AGBA Shares present and entitled to vote at the extraordinary general meeting. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Recommendations of the Board of Directors and Reasons for the Business Combination

After careful consideration of the terms and conditions of the Business Combination Agreement, the board of directors of AGBA has determined that Business Combination and the transactions contemplated thereby are fair to and in the best interests of AGBA and its shareholders. The Board did not feel it was necessary to obtain a fairness opinion because it has substantial experience in evaluating the operating and financial merits of companies similar to the TAG Business and felt capable of determining a fair value for TAG Business. Many of AGBA’s directors and officers are nationals or residents of the People’s Republic of China and Hong Kong and all or a substantial portion of their assets are located in the aforementioned locations. As disclosed in AGBA’s IPO registration statement, AGBA, or a committee of its independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that the initial business combination is fair to AGBA from a financial point of view only in the event that AGBA seeks to complete its initial business combination with a target that is affiliated with its sponsor, officers or directors. AGBA is not required to obtain such an opinion in any other context, including for the proposed Business Combination. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the board of directors of AGBA reviewed various industry and financial data and the due diligence and evaluation materials provided by TAG and its affiliates. The board of directors did not obtain a fairness opinion on which to base its assessment.

In evaluating the Business Combination, the AGBA board of directors consulted with AGBA’s management and considered a number of factors. In particular, the AGBA board of directors considered, among other things, the following factors, although not weighted or in any order of significance:

•        Strong Free Cash Flow Generation.    The TAG Business has historically exhibited profitability or has the potential to generate significant revenue and earnings growth through a combination of both existing and new business development. We focused on businesses that have predictable, stable, and increasing revenue streams with low working capital and capital expenditure.

•        Unique Market Position.    The TAG Business has a unique or niche position across an industry or businesses that have leading competitive technology, unique brand equity and/or product competences, including both TAG’s B2B platform and fintech business lines. AGBA’s management believe the TAG Business has a good chance to deliver on its vision to become “the fastest growing and most trusted platform offering wealth and health services in the Greater Bay Area.”

•        Qualified and Complementary Management Team.    The TAG Business has a seasoned management team that has a broad network and is here for the long-term. The TAG Business management team exhibits complementary qualities to ours so that we can help, where appropriate, to supplement their existing management team with leaders from our network to enhance the revenue and operational efficiencies of the target business, with a goal of delivering increased value to our shareholders.

•        Middle-Market Businesses with Growth Potential.    Although higher than the value we were initially seeking, the TAG Business has significant growth potential and a middle-market enterprise value not exceeding US$600 million.

•        Potential benefit from capital markets access.    Through this transaction, AGBA hopes to take advantage of easier capital raise in the secondary market and unlock greater value for the TAG Business and investors.

The AGBA board of directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•        Macroeconomic Risks.    Macroeconomic uncertainty, including the potential impact of the COVID-19 pandemic, and the effects they could have on the combined company’s revenues.

•        Benefits May Not Be Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•        Growth Initiatives May Not be Achieved.    The risk that the growth initiatives may not be fully achieved or may not be achieved within the expected timeframe.

•        No Third-Party Valuation.    The risk that AGBA did not obtain a third-party valuation or fairness opinion in connection with the Business Combination.

•        Liquidation of AGBA.    The risks and costs to AGBA if the Business Combination is not completed, including the risk of diverting our officer’s and directors’ focus and resources from other business combination opportunities, which could result in AGBA being unable to effect a business combination by November 16, 2022, forcing AGBA to liquidate and the warrants to expire worthless.

•        Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within AGBA’s control.

•        Regulatory Approval.    The fact that completion of the Business Combination is conditioned on obtaining regulatory approvals (both foreign and domestic), including SEC review and approval of this proxy statement, that are not within AGBA’s control and can take a significant amount of time to obtain, which provides the parties with the ability to extend closing and delay the consummation of the transactions contemplated by the Business Combination until certain of such approvals have been obtained.

•        Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•        Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

•        Other Risks.    Various other risks associated with the Business Combination, the business of AGBA and the business of the TAG Business described under the section of this proxy statement entitled “Risk Factors”.

In addition to considering the various foregoing factors, the AGBA board also considered:

•        Interests of Certain Persons.    The Sponsor and certain officers and directors of AGBA may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AGBA’s shareholders (see the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination”). AGBA’s independent directors on the AGBA audit committee reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the AGBA audit committee, the Business Combination Agreement and the transactions contemplated therein.

AGBA’s board of directors recommends that AGBA shareholders vote:

•        FOR the Business Combination Proposal;

•        FOR the Amendment Proposal;

•        FOR the Governance Proposals;

•        FOR the Nasdaq Proposal;

•        FOR the Share Award Scheme Proposal; and

•        FOR the Business Combination Adjournment Proposal.

Independent Director Oversight

Our board of directors is comprised of a majority of independent directors who are not affiliated with our Sponsor and its affiliates. In connection with the Business Combination, our independent directors, Brian Chan, Eric Lam, and Thomas Ng took an active role in evaluating and negotiating the proposed terms of the Business Combination, including the Business Combination Agreement, the related agreements, and the Fifth Amended and Restated Memorandum and Articles of Association to take effect upon the completion of the Business Combination. As part of their evaluation of the Business Combination, our independent directors were aware of the potential conflicts of interest with our Sponsor and its affiliates, that could arise with regard to the proposed terms of the Business Combination Agreement and the Fifth Amended and Restated Memorandum and Articles of Association to take effect upon the completion of the Business Combination. Our independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Independent Director Oversight.”

Interests of Certain Persons in the Business Combination

When you consider the recommendation of AGBA’s board of directors in favor of adoption of the Business Combination Proposal and the other Proposals, you should keep in mind that AGBA’s Initial Shareholders, including its directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•        If the proposed Business Combination is not consummated by November 16, 2022, we will be required to liquidate. In such event, the 1,150,000 ordinary shares held by AGBA’s Initial Shareholders, which were acquired prior to the IPO for an aggregate purchase price of US$25,000, will be worthless. Such ordinary shares had an aggregate market value of approximately US$13.1 million based on the closing price of AGBA Shares of US$11.40 on Nasdaq as of August 30, 2022.

•        If the proposed Business Combination is not consummated by November 16, 2022, 225,000 Private Placement Units purchased by the Sponsor for a total purchase price of US$2,250,000, will be worthless. Such Private Placement Units had an aggregate market value of approximately US$2.4 million based on the closing price of AGBA Units of US$10.70 on Nasdaq as of August 30, 2022.

•        As of June 30, 2022, AGBA has unsecured promissory notes in the aggregate principal amount of US$4,761,812 outstanding. If the proposed Business Combination is not consummated by November 16, 2022, then such loans will not be repaid.

•        Unless AGBA consummates the Business Combination, its officers, directors, and Initial Shareholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital. As of June 30, 2022, US$1,419,337 of advances was paid by Sponsor for expenses incurred on AGBA’s behalf and if the proposed Business Combination is not consummated by November 16, 2022, that amount would not be repaid. As a result, the financial interest of AGBA’s officers, directors, and Initial Shareholders or their affiliates could influence its officers’ and directors’ motivation in selecting the TAG Business as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the shareholders’ best interest.

•        Two of AGBA’s current five directors are director nominees of the Post-Combination Company’s board.

•        The exercise of AGBA’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

•        If a business combination is not completed by November 16, 2022, the Sponsor will lose a combined aggregate amount of approximately US$22.4 million, including the ordinary shares, Private Placement Units, and unsecured promissory notes held by the Sponsor and all other advances and expenses paid by the Sponsor, based on the closing price of the ordinary shares at US$11.40 per share on August 30, 2022. Because of these interests, AGBA’s Initial Shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the ordinary shares declined to US$5.00 per share after the close of the Business Combination, AGBA’s public shareholders who purchased shares in the IPO, would have a loss of US$5.00 per share, while AGBA’s Sponsor would have a gain of US$4.98 per share because it acquired the Insider Shares for a nominal amount. In other words, AGBA’s Initial Shareholders can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the Post-Combination Company.

China Regulation, Hong Kong Operations and Associated Risks

PRC Law and Regulation

The TAG Business currently does not have any operations in mainland China (“China” or the “PRC”). Pursuant to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”), which is a national law of the PRC and the constitutional document for Hong Kong, national laws of the PRC shall not be applied in Hong Kong except for those listed in Annex III of the Basic Law (which shall be confined to laws relating to defense and foreign affairs as well as other matters outside the autonomy of Hong Kong). AGBA and TAG expect that, immediately following the Business Combination, the Post-Combination Company will not have operations in mainland China. On the basis that the TAG Business currently does not have any business operations in mainland China, and as advised by TAG’s PRC counsel AnJie Law, the TAG Business currently is not required to obtain permissions or approvals from Chinese authorities to operate its business or list on the U.S. exchanges and offer securities; specifically, the TAG Business is currently not required to obtain any permission or approval from the China Securities Regulatory Commission (“CSRC”), Cyberspace Administration of China (“CAC”) or any other PRC governmental authority to operate its business or to issue securities to foreign investors, and has not received or been denied such permissions or approvals by any PRC authority. This conclusion is also subject to the uncertainty of different interpretation and implementation of the rules and regulations in the PRC that could be potentially adverse to the TAG Business, which may take place quickly with little advance notice. If the TAG Business (i) does not receive or maintain future approvals, or (ii) it inadvertently concludes that such approvals are not required, or (iii) applicable laws, regulations, or interpretations change such that the TAG Business is required to obtain approvals in the future, the TAG Business may be subject to investigations by competent regulators, fines or penalties, ordered to suspend its relevant operations and rectify any non-compliance, prohibited from engaging in relevant business or conducting any offering, and these risks could result in a material adverse change in the TAG Business’s operations, significantly limit or completely hinder its ability to offer or continue to offer securities to investors, or cause such securities to significantly decline in value.

PRC Government Influence and Control

Notwithstanding, the PRC legal system is evolving rapidly, and PRC laws, regulations, and rules may change quickly with little advance notice. As many of these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and the non-precedential nature of these decisions, the interpretation of these laws, rules, and regulations may be inconsistent and they may be subject to inconsistent enforcement. The PRC government has exercised and continues to exercise substantial control over many sectors of the PRC economy, including through regulation and/or state ownership. PRC government actions have had, and may continue to have, a significant effect on economic conditions in the PRC and the businesses which are subject to them.

There can be no guarantee that the recent statements or regulatory actions by the relevant organs of the PRC government, and the anti-monopoly enforcement actions taken by relevant PRC government authorities will continue not to apply to the TAG Business. Nor is there any assurance that the organs of PRC government will not seek to intervene or influence the operations of the TAG Business at any time in the future. If certain PRC laws and regulations, such as those discussed below in the section titled “PRC Data Security Laws,” were to apply to the TAG Business or its subsidiaries in the future, the application of such laws and regulations may have a material adverse impact on the business, financial condition, results of operations, and prospects of the TAG Business, which, in turn, may cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. Neither AGBA nor TAG cannot predict the extent of such impact if such events were to occur. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC — The PRC government exerts substantial influence, discretion, oversight, and control over the manner in which companies incorporated under the laws of PRC must conduct their business activities. The TAG Business is a Hong Kong-based company with no operations in mainland China; however, there can be no guarantee that the PRC government will not seek to intervene or influence the operations of the TAG Business or its subsidiaries at any time.”

PRC Data Security Laws

Certain recently enacted PRC data security related laws and regulations could have an impact on the Hong Kong-based TAG Business, if applied in Hong Kong. For example, on December 24, 2021, the China Securities Regulatory Commission (“CSRC”), together with other relevant government authorities in China issued the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments), and the Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (“Draft Overseas Listing Regulations”). The Draft Overseas Listing Regulations requires that PRC-based enterprises seeking to issue and list shares overseas (“Overseas Issuance and Listing”) shall complete the filing procedures of and submit the relevant information to CSRC. Where an enterprise whose principal business activities are conducted in PRC seeks to issue and list its shares in the name of an overseas enterprise on the basis of the equity, assets, income or other similar rights and interests of the relevant PRC domestic enterprise, such activities shall be deemed an indirect overseas issuance and listing under the Draft Overseas Listing Regulations.

On December 28, 2021, the Cyberspace Administration of China (“CAC”) jointly with the relevant authorities formally published Measures for Cybersecurity Review (2021) which took effect on February 15, 2022 and replaced the former Measures for Cybersecurity Review (2020) issued on July 10, 2021. Measures for Cybersecurity Review (2021) stipulates that operators of critical information infrastructure purchasing network products and services, and online platform operators (together with the operators of critical information infrastructure, the “CII Operators”) carrying out data processing activities that affect or may affect national security, shall conduct a cybersecurity review, any online platform operator who controls more than one million users’ personal information must go through a cybersecurity review by the cybersecurity review office if it seeks to be listed in a foreign country.

Given that (1) the TAG Business and its subsidiaries are incorporated either in Hong Kong or the British Virgin Islands and are located in and conduct their operations in Hong Kong, (2) they have no subsidiary, VIE structure, nor any operations in mainland China, and (3) pursuant to the Basic Law, national laws of the PRC shall not be applied in Hong Kong except for those listed in Annex III of the Basic Law (which is confined to laws relating to defense and foreign affairs, as well as other matters outside the autonomy of Hong Kong), and as advised by TAG’s PRC counsel Anjie Law, the management of the TAG Business do not currently expect the Measures for Cybersecurity Review (2021), the PRC Personal Information Protection Law or the Draft Overseas Listing Regulations to impact the operations of the TAG Business, the Post-Combination Company or the transactions contemplated by the Business Combination. As of date of this proxy statement, the TAG Business and its subsidiaries have conducted all sales activities in Hong Kong and in aggregate collected and stored personal information of less than one million users in the PRC, all of the data collected is stored in servers located in Hong Kong, and none of the TAG Business or its subsidiaries have been informed by any PRC governmental authority of any requirement that it files for a cybersecurity review or a CSRC review. As advised by TAG’s PRC counsel AnJie Law, the management of the TAG Business does not currently expect that the laws and regulations in the PRC on data security, data protection or cybersecurity apply to the TAG Business or that the oversight of the CAC will be extended to the TAG Business’s operations in Hong Kong, because (i) the TAG Business is not a “CII Operator” or a “Network Platform Operator” as defined under the relevant PRC cyberspace laws; (ii) the TAG Business does not harm PRC national security, public interests, or the legitimate rights and interests of citizens or organizations of the PRC; (iii) the TAG Business is not subject to PRC government cyberspace scrutiny; and (iv) the TAG Business is compliant with PRC cyberspace laws that have been issued up to the date of this proxy statement.

However, there is no assurance that these laws and pronouncements will continue not to apply to the TAG Business in relation to the listing or continued listing of the Post-Combination Company’s securities on a U.S. securities exchange or to the Post-Combination Company’s operations after Closing of the Business Combination. Moreover, in the event that these laws applied, and the Post-Combination Company was able to secure the requisite permissions or approvals, there can be no assurance that it will not be subsequently revoked or rescinded. Any actions by the PRC government to exert more influence, oversight, and control over offerings (including of businesses whose primary operations are in Hong Kong) that are conducted overseas and/or foreign investments in Hong Kong-based issuers could significantly limit or hinder the ability of the Post-Combination Company to offer or continue to offer securities to investors, and may, in turn, cause the value of the Post-Combination Company’s securities to significantly decline or be worthless. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC — Although not currently subject, the TAG Business may become subject to the PRC laws and regulations regarding offerings that are conducted overseas and/or foreign investment in China-based issuers, and any failure to comply with applicable laws and obligations could have a material and adverse effect on the business, financial condition, and results of operations of the TAG Business and may hinder the ability of the Post-Combination Company to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless.”

PCAOB and the Holding Foreign Companies Accountable Act

On December 16, 2021, the PCAOB issued a Determination Report finding that the PCAOB is unable to inspect or investigate with sufficient completeness registered public accounting firms headquartered in: (i) China, and (ii) Hong Kong. The management of the TAG Business believes that this determination does not impact the TAG Business, as the auditor of both AGBA and the TAG Business, Friedman LLP, (i) is headquartered in New York, U.S.A., (ii) is an independent registered public accounting firm with the PCAOB, and (iii) has been inspected by the PCAOB on a regular basis. However, if the PCAOB, for whatever reason, was unable to fully inspect Friedman LLP (or any other auditor of the Post-Combination Company) in the future, the Post-Combination Company’s securities could be subject to certain consequences under the Holding Foreign Companies Accountable Act, including being delisted or prohibited from being traded “over-the-counter” which could have an adverse impact on the business and prospects of the Post-Combination Company. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC — The securities of the Post-Combination Company may be delisted or prohibited from being traded “over-the-counter” under the Holding Foreign Companies Accountable Act (and the Accelerating Holding Foreign Companies Accountable Act, if passed into law) if the PCAOB were unable to fully inspect the company’s auditor.”

The TAG Business’s Cash Flows and Transfers of Other Assets

Until recently, neither OPH nor Fintech had previously declared any dividends or made any distributions between it and TAG, it and its subsidiaries, it and any other entities, or it to investors. On January 18, 2022, however, Fintech approved, declared, and distributed a special dividend of US$47 million to TAG. The one-off special dividend distribution was made solely due to the investment gain from the sale of Fintech’s investment in Nutmeg Saving and Investment Limited in September 2021. The dividends were paid by offsetting a receivable due from the Legacy Group and the remaining balance was paid by cash. Please refer to the financial statements of OPH and Fintech including “Note 13 — shareholder’s deficit” at page F-82 for further details. Apart from this one-off special dividend distribution, the management of the TAG Business intends to retain all available funds and future earnings, if any, for operations and business developments and does not anticipate declaring or paying any dividends in the foreseeable future. Any future determination related to the TAG Business’s dividend policy will be made at the discretion of the TAG Business’s board of directors after considering the TAG Business’s financial condition, results of operations, capital requirements, contractual requirements, business prospects and other factors the board of directors deems relevant, and subject to the restrictions contained in any future financing instruments.

The entities that comprise the TAG Business currently transfer cash through their organization for daily business and operating activities, commercial transactions, and related party transactions on an arms-length basis following appropriate approvals and governance processes. Please refer to the section of this proxy statement entitled “Related Party Transactions — Certain Transactions of the TAG Business” for further details of the TAG Business’s related party transactions. These fund transfers are made in accordance with the TAG Business’s cash management policies and payment policy and procedure, with established delegation and signing authority processes to ensure appropriate corporate approvals are obtained before execution. Other than the distribution of 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG (i.e. the shareholders of Convoy Global), pursuant to the terms of the Business Combination Agreement, (see “Proposal No. 1 — The Business Combination Proposal”) the management of the TAG Business anticipates that these practices will continue after the Business Combination.

As of the date of this Proxy Statement, the TAG Business and each of its subsidiaries primarily operate in Hong Kong. The TAG Business does not have PRC operating entities and does not plan to use “variable interest entities,” or VIEs, in the future to conduct its operations. Neither OPH, Fintech, B2B, or any of their respective subsidiaries is subject to any restrictions from Hong Kong or China on its ability to transfer cash or distribute earnings between entities, across borders and to U.S. investors. The TAG Business is not subject to any loan covenants, restrictions on the conversion of local currency earnings into U.S. dollars or other hard currency, or other regulatory restrictions applicable to the countries in which its subsidiaries are formed and conduct their businesses. For discussion of the risks created by the jurisdictions in which the TAG Business operates, see “Risk Factors — Risks Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC.”

Immediately following Closing, the Post-Combination Company will have no business operations in mainland China and will not keep its cash balances in mainland China. The Basic Law is the constitutional document for Hong Kong. Under Article 112 of the Basic Law, no foreign exchange control policies shall be applied in Hong Kong. The Hong Kong dollar shall be freely convertible, and the Government of Hong Kong shall safeguard the free flow of capital within, into and out of the region. The power to amend the Basic Law lies in the National People’s Congress of the PRC and the ultimate power of interpretation of the Basic Law is vested in the Standing Committee of the National People’s Congress of the PRC. Therefore, the PRC has the power to cause a change in the Basic Law and cause capital controls to be imposed over Hong Kong. If the PRC were to do so the PRC may also restrict the ability of the Post-Combination Company’s operating entities to remit currency maintained in Hong Kong offshore to pay dividends or make other payments, or otherwise to satisfy its foreign-currency-denominated obligations. In such case, relevant PRC governmental authorities may limit the ability of the Post-Combination Company to purchase foreign currencies in the future to settle transactions. As the PRC government may continue to strengthen its control over Hong Kong, this may limit the Post-Combination Company’s ability to utilize such currencies to fund the Post-Combination Company’s business activities outside of the PRC, or to pay dividends in foreign currencies. See “Risk Factors — Risks Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC - The PRC may prevent the cash maintained by the Post-Combination Company in Hong Kong from leaving, or the PRC could restrict deployment of such cash for the Post-Combination Company’s business purposes or for the payment of dividends”.

Risk Factors

In evaluating the proposal to be presented at the extraordinary general meeting, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors”. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of AGBA and TAG to complete the Business Combination; and (ii) the business, cash flows, financial condition and results of operations of the TAG Business prior to the consummation of the Business Combination and the Post-Combination Company following consummation of the Business Combination.

Risks relating to the TAB Business’s Hong Kong operations and proximity to the PRC include, but are not limited to, the following:

•        The TAG Business’s business, financial condition, results of operations, and prospects potentially being materially and adversely affected if certain laws and regulations of the PRC become applicable to the TAG Business or its subsidiaries;

•        The PRC government, despite the current Hong Kong legal environment of “One Country, Two Systems,” exerting substantial influence, discretion, oversight, and control over the manner in which Hong Kong-based companies must conduct their business activities;

•        TAG Business’s securities being delisted or prohibited from being traded “over-the-counter” under the Holding Foreign Companies Accountable Act if the PCAOB were unable to fully inspect its current auditor (or any future auditor of the Post-Combination Company);

•        The TAG Business becoming subject to PRC laws governing security offerings that are conducted overseas and/or foreign investment in China-based issuers;

•        The governments of the jurisdictions in which the TAG Business operates or intends to operate potentially restricting or controlling the ability of foreign investors to invest in businesses located in such jurisdictions;

•        The TAG Business being subject to many of the economic and political risks associated with emerging markets due to its operations in Hong Kong. Adverse changes in Hong Kong’s or China’s economic, political, and social conditions as well as government policies could adversely affect the TAG Business’s business and prospects;

•        Risks associated with the TAG Business’s growth strategy of potential expansion in China;

•        The TAG Business’s financial services revenues being highly dependent on macroeconomic conditions as well as Hong Kong, China, and global market conditions. Disruptions in the global financial markets and economic conditions could adversely affect the TAG Business and its institutional clients and customers;

•        Recent litigation and negative publicity surrounding China-based companies listed in the United States resulting in increased regulatory scrutiny of the Post-Combination Company and negatively impacting the trading price of its shares, which could have a material adverse effect upon its business, including its results of operations, financial condition, cash flows, and prospects;

•        Failure to comply with existing or future laws and regulations related to data protection or data security leading to liabilities, administrative penalties or other regulatory actions, which could negatively affect the TAG Business’s operating results, business, and prospects;

•        PRC laws and regulations that may make it more difficult for the TAG Business to pursue growth opportunities in China; and

•        The PRC may prevent the cash maintained by the Post-Combination Company in Hong Kong from leaving, or the PRC could restrict deployment of such cash for the Post-Combination Company’s business purposes or for the payment of dividends

Risks relating to the TAG Business include, but are not limited to, the following:

•        The ability of the TAG Business and its subsidiaries to continue as a going concern being dependent on its ability to raise additional funds and implement its business plan;

•        The success and growth of the TAG Business depending, in part, on its ability to be a leader in technological innovation in its industries;

•        The technologies that the TAG Business uses possibly containing undetected errors, which could result in customer dissatisfaction, damage to the TAG Business’s reputation, or loss of customers;

•        Fintech recently launching the Tandem Hong Kong platform. If Tandem Hong Kong cannot acquire new customers or exploit new business lines from this new platform, its business prospects may be adversely affected;

•        OPH and its subsidiaries relying on their business relationships with the issuers of financial products and the success of those product issuers, and OPH’s future development depends, in part, on the growth of such product issuers and their continued collaboration with OPH and its subsidiaries;

•        The international property agency segment of OPH historically operating on thin margins, which expose it to risk of non-profitability;

•        The TAG Business relying on third parties for various aspects of its business and the services and solutions that it offers thereby and those third parties potentially failing to provide sufficient (or any) services.

•        Failing to maintain and enlarge the TAG Business’s customer base or strengthen customer engagement;

•        A number of the TAG Business’s business partners being commercial banks and other financial institutions that are highly regulated, and the tightening of laws, regulations or standards in the financial services industry potentially harming its business;

•        Significant fluctuations in customer transactions potentially disrupting the TAG Business’s ability to efficiently process and settle transactions;

•        The TAG Business operating in a competitive and evolving industry which, if it fails to compete, could limit its growth potential;

•        The TAG Business’s ability to protect and promote its brand and reputation from damage thereby reducing its business and prospects;

•        Breach of the TAG Business’s security measures or those of any third-party cloud computing platform provider, or other third-party service providers, resulting in the TAG Business’s data, IT systems, and services being perceived as not being, or not actually being, secure;

•        Unexpected network interruptions, security breaches, or computer virus attacks and failures in the TAG Business’s information technology systems having a material adverse effect on its business, financial condition, and results of operations;

•        The TAG Business’s potential inability to use software licensed from third-parties, including open-source software;

•        The TAG Business potentially experiencing negative impacts to its financial and operating performance as a result of the COVID-19 pandemic and its effects on the jurisdictions in which the TAG Business operates;

•        The TAG Business being exposed to liquidity risk, particularly in its money lending segment;

•        The TAG Business being exposed to interest rate risks, particularly in its money lending segment;

•        The TAG Business being exposed to credit risk, particularly in its money lending segment;

•        The financial leverage of the TAG Business adversely affecting its ability to raise additional capital;

•        The TAG Business’s performance depending on key management and personnel, who are anticipated to continue in substantially similar roles in the Post-Combination Company and who may be difficult or impossible to replace;

•        The Legacy Group having experienced significant reputational damage in the past in connection with its previous management, which could adversely affect the market prospects and reputation of the TAG Business and/or the scope and quality of the services rendered by the Legacy Group to the TAG Business;

•        The TAG Business’s ability to maintain its corporate culture and the innovation, collaboration, and focus on the mission arising from that culture that contribute to its business;

•        Substantially all of the TAG Business’s operations being housed in one location, and thus subject to damage or being rendered inoperable by natural or man-made disasters;

•        The TAG Business’s inability to identify or pursue suitable acquisition or expansion opportunities or achieve optimal results in future acquisitions or expansions, and it potentially encountering difficulties in successfully integrating and developing acquired assets or businesses;

•        The TAG Business and its directors, management, and employees currently being, and may in the future be, subject to litigation and regulatory investigations and proceedings;

•        The TAG Business not having sufficient insurance coverage to cover its business risks;

•        The TAG Business not being able to prevent others from unauthorized use of its intellectual property, which could harm its business and competitive position;

•        The TAG Business having the right to use all required intellectual property for its operations, and failing to protect its existing intellectual property rights;

•        The TAG Business being subject to intellectual property infringement claims, which may be expensive to defend and may disrupt its business and operations;

•        Members of the TAG Business’s group being party to certain related party transactions.

•        The TAG Business operating in a variety of heavily regulated industries in Hong Kong and globally, which expose its business activities to risks of noncompliance with an increasing body of complex laws and regulations;

•        The TAG Business being subject to evolving regulatory requirements, and failure to comply with these regulations or to adapt to regulatory changes, could materially and adversely affect its operations, business, and prospects;

•        The TAG Business being adversely affected by the complexity, uncertainties, and changes in regulation of internet-related businesses and companies, and any lack of requisite approvals, licenses, or permits applicable to the TAG Business’s business potentially having a material adverse effect on its business and results of operations;

•        Uncertainties in the interpretation and enforcement of laws and regulations, particularly relating to new technologies;

•        Fluctuations in exchange rates having a material adverse effect on the TAG Business’s results of operations and the price of the Post-Combination Company’s shares;

•        Risks related to natural disasters, health epidemics, civil and social disruption and other outbreaks, which could significantly disrupt the TAG Business’s operations; and

•        Russia’s invasion of Ukraine may present risks to the TAG Business’s operations and investments.

Risks relating to AGBA’s business include, but are not limited to, the following:

•        AGBA being forced to liquidate the trust account if it cannot consummate a business combination by November 16, 2022. In the event of a liquidation, AGBA’s public shareholders will receive approximately US$11.39 per share and the AGBA Rights will expire worthless;

•        Nasdaq may delist AGBA’s securities from its exchange which could limit investors’ ability to make transactions in its securities and subject AGBA to additional trading restrictions;

•        There being uncertainty regarding AGBA’s ability, in the aggregate, to continue as a going concern, indicating the possibility that it may be required to curtail or discontinue its operations in the future;

•        AGBA’s Private Warrants being accounted for as liabilities and any resulting changes in the value of the warrants having a material effect on its financial results;

•        ABGA Shares subject to redemption being classified as outside permanent equity and changes in classification having a material effect on AGBA’s financial results;

•        AGBA having identified its accounting of the Private Warrants as a material weakness in its internal control over financial reporting, and if it is unable to develop and maintain an effective system of internal control over financial reporting, investor confidence and AGBA’s business may be adversely affected;

•        AGBA potentially facing litigation and other risks as a result of the material weakness, identified in its account of the Private Warrants, in its internal control over financial reporting;

•        If third parties bring claims against AGBA, the proceeds held in trust could be reduced as a result of expenses or successful claims, and the per-share liquidation price received by AGBA’s shareholders may be less than US$11.39;

•        Any distributions received by AGBA shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, the value of AGBA’s liabilities exceeds its assets and/or AGBA was unable to pay its debts as they fell due;

•        If AGBA’s due diligence investigation of the TAG Business was inadequate, then shareholders of AGBA following the Business Combination could lose some or all of their investment;

•        AGBA’s directors and officers potentially having conflicts in determining to recommend the acquisition of the TAG Business, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, AGBA shareholder interests;

•        All of AGBA’s officers and directors owning AGBA Shares and AGBA rights which will not participate in liquidation distributions and, therefore, potentially having a conflict of interest in determining whether the Business Combination is appropriate;

•        AGBA requiring its shareholders who wish to redeem their ordinary shares in connection with a proposed business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights;

•        AGBA’s Initial Shareholders, including its officers and directors, controlling a substantial interest in AGBA and thus potentially influencing certain actions requiring a shareholder vote;

•        AGBA’s Initial Shareholders potentially receiving a positive return on the Insider Shares and Private Placement Units, even if public stockholders experience a negative return on their investment after consummation of the Business Combination;

•        AGBA’s public warrants may never be in the money and may expire worthless, even if the Business Combination is consummated;

•        AGBA’s ability to redeem unexpired warrants prior to their exercise at a time that could be disadvantageous to investors;

•        If AGBA’s security holders exercise their registration rights with respect to their securities, it may have an adverse effect on the market price of AGBA’s securities;

•        AGBA not obtaining an opinion from an unaffiliated third party as to the fairness of the Business Combination to its shareholders;

•        If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of AGBA’s securities may decline;

•        AGBA having no operating or financial history and our results of operations and those of the Post-Combination Company potentially differing significantly from the unaudited pro forma financial data included in this proxy statement; and

•        AGBA being an “emerging growth company” and a smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make its securities less attractive to investors.

Finally, risks relating to the Business Combination include, but are not limited to, the following:

•        The risks to unaffiliated investors of going public through a merger rather than an underwritten offering, as the Post-Combination Company may be required to take write-downs or write-offs, restructure its operations, or take impairment of other charges, any of which could have a significant negative effect on the Post-Combination Company’s financial condition, results of operations and share price;

•        AGBA and TAG having incurred and expecting to incur significant costs associated with the Business Combination whether or not consummated;

•        In the event that a significant number of AGBA Shares are redeemed, its stock may become less liquid following the Business Combination;

•        The Post-Combination Company being required to meet the initial listing requirements to be listed on Nasdaq, and it being unable to meet those initial listing requirements. Even if the Post-Combination Company’s securities are so listed, it may be unable to maintain the listing of its securities in the future;

•        The TAG Business failing to maintain an effective system of internal controls, leading to the Post-Combination Company potentially being unable to accurately report its results of operations, meet with its reporting obligations, or prevent or report fraud;

•        AGBA potentially not being able to complete an initial business combination with a U.S. target company since such initial business combination could be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited or subject to certain conditions to obtain CFIUS clearance.

•        The Post-Combination Company incurring significant costs as a publicly listed company in the United States;

•        If the Acquisition Merger does not qualify as a tax-free reorganization, persons who are U.S. taxpayers receiving the AGBA Shares in connection with the Business Combination may incur substantially greater U.S. federal income tax liability as a result of the Business Combination.

•        The ability for AGBA to waive one or more of the conditions of the Business Combination Agreement without shareholder approval;

•        There being a substantial number of AGBA Shares available for sale in the future that may adversely affect the market price of AGBA Shares;

•        AGBA’s shareholders experiencing immediate dilution as a consequence of the issuance of ordinary shares as consideration in the Business Combination, and having a minority share position may reduce the influence that AGBA’s current shareholders have on the management of the Post-Combination Company;

•        The exercise by AGBA’s security holders of their registration rights with respect to their securities, or the exercise by holders of AGBA’s public warrants of their rights to exercise their warrants, may have an adverse effect on the market price of the Post-Combination Company’s securities;

•        Shareholder litigation and regulatory investigations potentially harming AGBA’s business, financial condition and operating results and diverting management attention;

•        The interests of members of the Legacy Group potentially conflicting with the interests of the TAG Business and the interests of the Post-Combination Company’s shareholders. Conflicts of interest between members of the Legacy Group and the Post-Combination Company could be resolved in a manner unfavorable to the Post-Combination Company and its public shareholders;

•        Risk associated with members of the Legacy Group becoming the subject of litigation, regulatory proceedings, or other claims, or is subject to remedies in respect of such litigation or proceedings, even if not directly related to the business of the Post-Combination Company, which could impact the business, operating results, and financial condition of the Post-Combination Company, either operationally or reputationally;

•        The TAG Business lacking a history as a company separate from the Legacy Group;

•        The historical financial results of the TAG Business presented in this proxy statement not being representative of the Post-Combination Company’s results as a separate company;

•        The Post-Combination Company not being able to obtain additional capital when required, on favorable terms or at all;

•        The Business Combination or the Post-Combination Company being materially adversely affected by the recent and ongoing COVID-19 outbreak;

•        The rights of shareholders under BVI law differing from those under U.S. law and the BVI having a less exhaustive body of securities laws compared to the United States; and

•        The potential difficulty of the Post-Combination Company’s shareholders enforcing judgments obtained in the U.S. in the British Virgin Islands where AGBA (and therefore the Post-Combination Company) is incorporated.

•        The potential difficulty for the shareholders of the Post-Combination Company to (i) effect service of process within the United States on directors and officers in China or Hong Kong; (ii) enforce judgments obtained in U.S. courts against such directors and officers based on the civil liability provisions of the U.S. federal securities laws; (iii) enforce in China or Hong Kong judgments of U.S. courts based on the civil liability provisions of the U.S. federal securities laws; and (iv) bring an original action in a China or Hong Kong court to enforce liabilities against directors and officers based on the U.S. federal securities laws.

Certain Developments

Extension of Date to Consummate a Business Combination

On November 2, 2021, AGBA held an extraordinary general meeting of shareholders. AGBA’s shareholders approved the proposal to amend AGBA’s Amended and Restated Memorandum and Articles of Association to extend the date by which AGBA has to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022. Further, AGBA’s shareholders approved the proposal to amend AGBA’s investment management trust agreement, dated as of May 14, 2019 and as amended, by and between AGBA and Continental Stock Transfer & Trust Company to allow AGBA to extend the time to consummate a business combination two times for three months each time from November 16, 2021 to May 16, 2022. On each of November 10, 2021 and February 7, 2022, AGBA issued an unsecured promissory note, in the aggregate principal amount of US$546,991.05 to the Sponsor in exchange for the Sponsor depositing such amount into AGBA’s trust account in order to extend the amount of time available to consummate a business combination (the “Notes”). The Notes do not bear interest and mature upon closing of a business combination by AGBA. In addition, the Notes may be converted by the holder into units of AGBA identical to the units issued in AGBA’s initial public offering at a price of US$10.00 per unit. On May 3, 2022, AGBA held its annual meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals, among other things, to (i) amend the Third Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022. On May 3, 2022, 283,736 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$11.24 per share, in an aggregate principal amount of US$3,189,369. On May 9, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$504,431, which amount was deposited into the trust account to extend the available time to complete a business combination to August 16, 2022. On August 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to its Sponsor, which amount was deposited into the trust account to extend the amount of available time to complete a business combination until November 16, 2022.

Voting Securities

As of the date of this proxy statement, there were 4,737,871 AGBA Shares issued and outstanding. Only AGBA shareholders who hold ordinary shares of record as of the close of business on [•], 2022 are entitled to vote at the extraordinary general meeting of shareholders or at any adjournment of the extraordinary general meeting. Approval of the Business Combination Proposal, the Amendment Proposal, and the Governance Proposals will each require 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Further, approval of the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding AGBA Shares present and entitled to vote at the extraordinary general meeting. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on the Proposals.

As of the Record Date, AGBA’s Initial Shareholders, either directly or beneficially, owned and were entitled to vote 1,375,000 ordinary shares, or approximately 29.0% of AGBA’s outstanding ordinary shares. With respect to the Business Combination, AGBA’s Initial Shareholders have agreed to vote their respective AGBA Shares acquired by them in favor of the Business Combination Proposal and related Proposals. They have indicated that they intend to vote their shares, as applicable, “FOR” each of the other Proposals although there is no agreement in place with respect to these Proposals.

Appraisal Rights

The BVI Companies Law prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. For additional information, see the section entitled “Extraordinary General Meeting of AGBA Shareholders — Appraisal Rights.”

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. AGBA and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card. Advantage Proxy, a proxy solicitation firm that AGBA has engaged to assist it in soliciting proxies, will be paid its customary fee of approximately US$10,000 and out-of-pocket expenses.

AGBA will ask banks, brokers and other institutions, nominees, and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. AGBA will reimburse them for their reasonable expenses.

If you send in your completed proxy card, you may still vote your shares at the extraordinary general meeting if you revoke your proxy before it is voted at the extraordinary general meeting.

Emerging Growth Company

AGBA is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”). It is anticipated that after the consummation of the transactions, the Post-Combination Company will continue to be an “emerging growth company.” As an emerging growth company, the Post-Combination Company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statement, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. AGBA has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, AGBA, as an emerging growth company, will not adopt the new or revised standard until the time private companies are required to adopt the new or revised standard. This approach may make comparison of AGBA’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

The Post-Combination Company could remain an emerging growth company until the last day of its fiscal year following the fifth anniversary of the consummation of its predecessor’s initial public offering. However, if the Post-Combination Company’s non-convertible debt issued within a three-year period or its total revenues exceed US$1.07 billion or the market value of its shares of ordinary shares that are held by non-affiliates exceeds US$700 million on the last day of the second fiscal quarter of any given fiscal year, the Post-Combination Company would cease to be an emerging growth company as of the following fiscal year.

Domestic Issuer Status

After the consummation of the Business Combination the Post-Combination Company will remain a domestic filer until June 30, 2023, on which date it will reassess whether the Post-Combination Company qualifies as a “foreign private issuer”. The Post-Combination Company may qualify as a “foreign private issuer” on June 30, 2023, after which the Post-Combination Company would become exempt from certain rules under the Exchange Act that would otherwise apply if the Post-Combination Company was a domestic issuer. For example, as a “foreign private issuer” the Post-Combination Company:

•        would not be required to provide as many Exchange Act reports, or as frequently or as promptly, as domestic issuers with securities registered under the Exchange Act. For example, the Post-Combination Company would only be required to furnish current reports on Form 6-K any information that the Post-Combination

Company (a) makes or is required to make public under the laws of the British Virgin Islands, (b) files or is required to file under the rules of any stock exchange, or (c) otherwise distributes or is required to distribute to its shareholders. In addition, the Post-Combination Company would not be required to file its annual report on Form 10-K, which may be due as soon as 60 days after its fiscal year end. As a “foreign private issuer”, the Post-Combination Company would be required to file an annual report on Form 20-F within four months after its fiscal year end;

•        would not be required to provide the same level of disclosure on certain issues, such as executive compensation or be required to conduct advisory votes on executive compensation;

•        would be exempt from filing quarterly reports under the Exchange Act with the SEC;

•        would not be subject to the requirement to comply with Regulation Fair Disclosure, or Regulation FD, which imposes certain restrictions on the selected disclosure of material information;

•        would not be required to comply with the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; and

•        would not be required to comply with Section 16 of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short-swing” trading transaction.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, AGBA will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the holders of TAG expecting to have a majority of the voting power of the post-combination company, TAG’s senior management comprising all of the senior management of the Post-Combination Company, the relative size of the TAG Business compared to AGBA, and the TAG Business’s operations comprising the ongoing operations of the Post-Combination Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of the TAG Business issuing shares for the net assets of AGBA, accompanied by a recapitalization. The net assets of AGBA will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the TAG Business.

Material Tax Consequences of the Business Combination

Tax Consequences if the Merger Qualifies as a Reorganization

The parties have structured the merger to be treated as a “reorganization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code, and the parties to the Business Combination Agreement have agreed to report the merger in a manner consistent with such tax treatment to the extent permitted under applicable law. Neither AGBA nor TAG has requested, and neither intends to request, any ruling from the IRS as to the U.S. federal income tax consequences of the merger. Furthermore, the obligations of TAG and AGBA to complete the merger are not conditioned on the receipt of opinions from counsel to the effect that the merger will qualify as a reorganization for U.S. federal income tax purposes. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. Accordingly, each U.S. Holder is urged to consult its tax advisor with respect to the particular tax consequences of the merger to it.

Assuming the merger is treated as a reorganization within the meaning of Section 368(a) of the Code, a U.S. Holder that exchanges its shares in the TAG Business (“TAG Business Shares”) for new AGBA ordinary shares in the merger generally will not recognize gain or loss in the transaction.

The aggregate tax basis in the new AGBA ordinary shares that a U.S. Holder receives pursuant to the merger will equal its aggregate adjusted tax basis in the TAG Business Shares it surrenders. A U.S. Holder’s holding period for the new AGBA ordinary shares that it receives pursuant to the merger will include the U.S. Holder’s holding period for the TAG Business Shares it surrenders.

Tax Consequences if the Merger Does Not Qualify as a Reorganization

If the merger does not qualify as a reorganization, each U.S. Holder will recognize gain or loss in an amount equal to the difference between (x) the fair market value of AGBA ordinary shares received and (y) the adjusted tax basis in the TAG Business Shares surrendered. Gain or loss will be calculated separately for each block of TAG Business Shares (generally shares acquired at the same cost in a single transaction) surrendered. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if a U.S. Holder has held its TAG Business Shares for more than one year at the time of the merger. Long-term capital gains of non-corporate U.S. Holders may be eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. A U.S. Holder generally will have an aggregate tax basis in the new AGBA shares received equal to the fair market value of such shares as of the date such shares are received, and the U.S. Holder’s holding period in such new AGBA shares would begin on the day following the date of the merger.

Information Reporting

Certain information reporting requirements may apply to each U.S. Holder that is a “significant holder” of TAG Business Shares. A “significant holder” is a holder of TAG Business Shares that, immediately before the merger, owned at least 1% (by vote or value) of the outstanding TAG Business Shares (or, in certain instances, TAG Business Shares with a basis of at least US$1 million). U.S. Holders are urged to consult their tax advisors as to the potential application of these information reporting requirements.

Material BVI Tax Consequences

Material BVI Tax Considerations with Respect to the Business Combination

There are no material tax considerations with respect to the Business Combination or the redemption of AGBA Shares from a BVI law perspective.

Material BVI Tax Considerations with Respect to Ownership of New AGBA Securities

The following is a discussion on certain BVI income tax considerations with respect to the ownership of new AGBA securities. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not include tax considerations other than those arising under BVI law.

Pursuant to Section 242 of the BVI Companies Law, a BVI business company and all dividends, interest, rents, royalties, compensations and other amounts paid by a BVI business company to persons who are not resident in the BVI and any capital gains realized with respect to any shares, debt obligations or other securities of a BVI business company by persons who are not resident in the BVI are exempt from all provisions of the Income Tax Ordinance (Cap.206) of the BVI.

Similarly, no estate, inheritance, succession, or gift tax is payable by persons who are not resident in the BVI with respect to any shares, debt obligations or other securities of a BVI business company.

All instruments relating to transfers of property to or by a BVI business company and all instruments relating to transactions in respect of the shares, debt obligations or other securities of a BVI business company and all instruments relating to other transactions relating to the business of a BVI business company, are exempt from the payment of stamp duty in the BVI. This assumes that the BVI business company does not hold an interest in real estate in the BVI.

There are currently no withholding taxes or exchange control regulations in the BVI applicable to BVI business companies or their members.

Regulatory Approvals

The Business Combination and the other transactions contemplated by the Business Combination Agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976, except for review and approval of this proxy statement and the registration statement for the Aggregate Stock Consideration with the SEC. We also anticipate that filings with the Registrar of Corporate Affairs of the BVI and with Hong Kong authorities will be necessary to effect the transactions contemplated by the Business Combination Agreement, including the Acquisition Merger and the OPH Merger.

OnePlatform Holdings Limited AND TAG ASIA CAPITAL HOLDINGS LIMITED SUMMARY FINANCIAL INFORMATION

The data below for the six-month periods ended June 30, 2022 and 2021 has been derived from the TAG Business’s unaudited combined financial statements for such periods, which are included in this proxy statement. The data below as for the years ended December 31, 2021 and 2020 has been derived from the audited combined financial statements of the TAG Business for such years, which are included in this proxy statement. The TAG Business’s combined financial statements are prepared and presented in accordance with U.S. GAAP.

The TAG Business’s historical results are not necessarily indicative of results to be expected for any future period. The information is only a summary and should be read in conjunction with the TAG Business’s combined financial statements and related notes, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of the TAG Business or the Post-Combination Company.

The following table represents the TAG Business’s selected combined statements of operations and comprehensive (loss) income for the six months ended June 30, 2022 and 2021 and for the years ended December 31, 2021 and 2020:

Selected Combined Statements of Operations and Comprehensive (Loss) Income:

	For the Six Months Ended June 30,		For the Years Ended December 31,
	2022	2021	2021	2020
	USD	USD	USD	USD
	(Unaudited)	(Unaudited)	(Audited)	(Audited)
Operating revenues	$6,165,995	$6,202,983	$11,468,603	$14,046,918
Operating expenses	(11,586,698)	(7,843,714)	(19,915,726)	(15,917,234)
Loss from operations	(5,420,703)	(1,640,731)	(8,447,123)	(1,870,316)
Other expenses, net	(5,812,652)	(3,848,365)	128,416,091	(13,586,804)
Provision for income taxes	(105,354)	(331,007)	(23,505,445)	(683,525)
Net (loss) income	(11,338,709)	(5,820,103)	96,463,523	(16,140,645)
Other comprehensive income (loss)	(380,359)	(17,283)	(393,601)	91,552
Comprehensive (loss) income	$(11,719,068)	$(5,837,386)	$96,069,922	$(16,049,093)

The following table represents the TAG Business’s selected combined balance sheet data as of June 30, 2022 and December 31, 2021 and 2020:

Selected Combined Balance Sheet Data:

	As of June 30,	As of December 31,
	2022	2021	2020
	USD	USD	USD
	(Unaudited)	(Audited)	(Audited)
Current assets	$52,730,480	$83,779,515	$71,156,529
Non-current assets	42,207,377	38,730,785	105,785,089
Total assets	94,937,857	122,510,300	176,941,618
Total liabilities	62,949,158	61,364,728	182,303,773
Total shareholders’ equity (deficit)	$31,988,699	$61,145,572	$(5,362,155)

The following table represents the TAG Business’s selected combined cash flow data for the years ended December 31, 2020 and 2021 and the six months ended June 30, 2021 and 2022:

Selected Combined Cash Flow Data:

	For the Six Months Ended June 30,		For the Years Ended December 31,
	2022	2021	2021	2020
	USD	USD	USD	USD
	(Unaudited)	(Unaudited)	(Audited)	(Audited)
Net cash (used in) provided by operating activities	$(2,448,816)	$(9,886,686)	$(2,154,059)	$21,963,557
Net cash (used in) provided by investing activities	(6,853,289)	(1,542,835)	177,494,053	(6,765,248)
Net cash used in financing activities	(13,139,326)	(6,382,263)	(163,871,706)	(5,899,270)
Effect of exchange rate on cash and cash equivalents	(310,995)	(268,394)	(155,154)	441,019
Change in cash, cash equivalents and restricted cash	(22,752,426)	(18,080,178)	11,313,134	9,740,058
Cash, cash equivalents and restricted cash, beginning of period	73,081,407	61,768,273	61,768,273	52,028,215
Cash, cash equivalents and restricted cash, end of period	$50,328,981	$43,688,095	$73,081,407	$61,768,273

SELECTED HISTORICAL FINANCIAL INFORMATION OF AGBA

The following table sets forth selected historical financial information derived from AGBA’s unaudited financial statements as of June 30, 2022 and for the six months ended June 30, 2022 and 2021 and AGBA’s audited financial statements as of and for the years ended December 31, 2021 and 2020, each of which is included elsewhere in this proxy statement. Such financial information should be read in conjunction with the audited financial statements and related notes included elsewhere in this proxy statement. All figures presented below are presented in U.S. Dollars.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should carefully read the following selected financial information in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AGBA” and AGBA’s financial statements and the related notes appearing elsewhere in this proxy statement.

	Six Months ended June 30, 2022 (Unaudited)	Six Months ended June 30, 2021 (Revised)	Year ended December 31, 2021	Year ended December 31, 2020 (Restated)
	USD	USD	USD	USD
Income Statement Data:
Operating expenses	$(534,958)	$(258,564)	$(683,796)	$(521,506)
Other expenses, net	$(48,128)	$(47,681)	$(85,520)	$484,080
Net loss	$(583,086)	$(306,245)	$(769,316)	$(37,426)
Basic and diluted net (loss) income per share, subject to possible redemption	$(0.03)	$0.15	$0.15	$(0.01)
Basic and diluted weighted average shares outstanding, subject to possible redemption	3,549,950	4,103,086	3,988,613	4,600,000
Basic and diluted net loss per share attributable to AGBA	$(0.33)	$(0.08)	$(1.00)	$(0.01)
Basic and diluted weighted average shares outstanding attributable to AGBA	1,375,000	1,375,000	1,375,000	1,375,000
	June 30, 2022	December 31, 2021	December 31, 2020 (Restated)
	USD	USD	USD
Balance Sheet Data:
Total assets	$38,401,010	$40,606,332	$48,954,047
Total liabilities	$8,577,017	$7,009,884	$4,435,024
Ordinary shares subject to possible redemption	$38,315,391	$40,441,469	$46,000,000
Total stockholders’ deficit	$(8,491,398)	$(6,845,021)	$(1,480,977)

COMPARATIVE PER SHARE DATA

The following table sets forth the per share data of each of the TAG Business and AGBA on a stand-alone basis and the unaudited pro forma condensed combined per share data, derived from the unaudited condensed combined statement of operations of the TAG Business for the six months ended June 30, 2022 and the unaudited condensed consolidated statement of operations of AGBA for the six months ended June 30, 2022, after giving effect to the Business Combination assuming (i) no redemption of AGBA ordinary shares, (ii) interim redemption of AGBA ordinary shares and (iii) maximum redemption of AGBA ordinary shares. The pro forma earnings information for the six months ended June 30, 2022 were computed as if the Business Combination had been completed on January 1, 2022, and carried forward through the interim period.

The historical book value per share is computed by dividing total ordinary shareholders’ equity by the number of AGBA ordinary shares outstanding at the end of the period. The pro forma combined book value per AGBA ordinary share is computed by dividing total pro forma ordinary shareholders’ equity by the pro forma number of AGBA ordinary shares outstanding at the end of the period. The pro forma earnings per share of the combined company is computed by dividing the pro forma income available to the combined company’s ordinary shareholders by the pro forma weighted-average number of AGBA ordinary shares outstanding over the period.

You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement, and the historical financial statements of AGBA and the TAG Business and related notes that are included elsewhere in this proxy statement. The unaudited AGBA and TAG Business pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of AGBA and the TAG Business would have been had the companies been combined during the periods presented in USD thousands.

	TAG Business	AGBA	Pro Forma Combined Assuming No Redemptions into Cash	Pro Forma Combined Assuming Interim Redemptions into Cash	Pro Forma Combined Assuming Maximum Redemptions into Cash
Net loss attributable to shareholders	$(11,338)	$(583)	$(11,933)	$(11,933)	$(11,933)
Weighted average shares outstanding – basic and diluted	—	1,375,000	64,775,371	63,093,935	61,412,500
Basic and diluted net loss per share	—	$(0.42)	$(0.18)	$(0.19)	$(0.19)

TRADING MARKET AND DIVIDENDS

AGBA Units, AGBA Shares, AGBA Warrants, and AGBA Rights are each quoted on Nasdaq, under the symbols “AGBAU,” “AGBA,” “AGBAW,” and “AGBAR,” respectively. Each of AGBA units consists of one AGBA Share, one AGBA Warrant, and one AGBA Right to acquire 1/10 of AGBA Share. AGBA Units commenced trading on May 16, 2019. AGBA Shares, AGBA Warrants, AGBA Rights commenced trading on July 15, 2019.

AGBA has not paid any cash dividends on its ordinary shares to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon AGBA’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of its then board of directors. It is the present intention of AGBA’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, AGBA’s board does not anticipate declaring any dividends in the foreseeable future.

None of the securities of TAG, OPH, Fintech, or their subsidiaries are or have been publicly traded in the United States.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals to be voted on at the extraordinary general meeting. The following risk factors apply to the business and operations of the TAG Business, the business and operations of AGBA, and will also apply to the business and operations of the Post-Combination Company following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in conjunction with other events or circumstances, may adversely affect the ability of the parties to complete or realize the anticipated benefits of the Business Combination, and may have an adverse effect on the business, cash flows, financial conditions, and results of operations the TAG Business, AGBA, or the Post-Combination Company. You should also carefully consider the following risk factors in addition to the other information contained in this proxy statement, including matters addressed in the sections entitled “Special Note Regarding Forward-Looking Statements,” “Information about the TAG Business,” “AGBA’s Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AGBA.”

This risk factors discussion does not purport to disclose all of the risks and other significant aspects of the Business Combination. AGBA or the TAG Business may face additional risks and uncertainties that are not presently known to AGBA or the TAG Business, or that AGBA or the TAG Business currently deem immaterial, which may also impair AGBA’s business, the business of the TAG Business, or the business of Post-Combination Company. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.

The risk factors discussed in this section are of equal importance and are separated into categories for ease of reference only. You should consult your own independent counsel, accountant, and other advisers as to the legal, tax, business, financial, and other related aspects of the Business Combination.

Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC

The business, financial condition, results of operations, and prospects of the TAG Business may be materially and adversely affected if certain laws and regulations of the PRC become applicable to the TAG Business or its subsidiaries. The TAG Business may be subject to the risks and uncertainties associated with the evolving laws and regulations in the PRC, their interpretation and implementation, and the legal and regulatory system in the PRC more generally, including with respect to the enforcement of laws and the possibility of changes of rules and regulations with little or no advance notice.

The TAG Business currently does not have operations in mainland China. Although the TAG Business and its subsidiaries do service Chinese clients, all sales of financial products offered by the TAG Business and its subsidiaries occur in Hong Kong. The TAG Business does not sell any financial products in mainland China, and all of the TAG Business’s customer data is maintained outside of mainland China. Accordingly, none of the TAG Business or its subsidiaries are regulated by any regulatory authorities in mainland China. See the section of this proxy statement entitled “Regulation” for further information. Pursuant to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”), which is a national law of the PRC and the constitutional document for Hong Kong, national laws of the PRC shall not be applied in Hong Kong except for those listed in Annex III of the Basic Law and applied locally by promulgation or local legislation. The Basic Law expressly provides that the national laws of the PRC which may be listed in Annex III of the Basic Law shall be confined to those relating to defense and foreign affairs as well as other matters outside the autonomy of Hong Kong. While the National People’s Congress of the PRC has the power to amend the Basic Law, the Basic Law also expressly provides that no amendment to the Basic Law shall contravene the established basic policies of the PRC regarding Hong Kong. As a result, national laws of the PRC not listed in Annex III of the Basic Law do not apply to Hong Kong-based businesses.

However, the laws and regulations in the PRC are evolving, and their enactment timetable, interpretation, and implementation involve significant uncertainties. To the extent that any PRC laws and regulations become applicable to the TAG Business, the TAG Business and the Post-Combination Company may be subject to the risks and uncertainties associated with the evolving laws and regulations in the PRC, their interpretation and implementation, and the legal and regulatory system in the PRC more generally, including with respect to the enforcement of laws and the possibility of changes of rules and regulations with little or no advance notice. If certain PRC laws and regulations, including existing laws and regulations and those enacted or promulgated in the future, were to become applicable to companies such as the TAG Business or its subsidiaries in the future, the application of such laws and regulations may have a material adverse impact on the business, financial condition, results of operations, and prospects of the TAG Business and its ability to offer securities to investors, any of which may, in turn, cause the value of the Post-Combination Company’s securities to significantly decline or become worthless.

Relevant organs of the PRC government have made recent statements or recently taken regulatory actions related to data security, anti-monopoly, and overseas listings of mainland China businesses. For example, in addition to the PRC Data Security Law and the Measures for Cybersecurity Review issued by the Cyberspace Administration of China which became effective on February 15, 2022 (the “Measures”), relevant PRC government agencies have recently taken anti-trust enforcement action against certain mainland China-based businesses. The management of the TAG Business understands that such enforcement action was taken pursuant to the PRC Anti-Monopoly Law which applies to monopolistic activities in domestic economic activities in mainland China and monopolistic activities outside mainland China which eliminate or restrict market competition in mainland China. In addition, in July 2021, the PRC government provided new guidance on PRC-based companies raising capital outside of the PRC, including through arrangements called variable interest entities (“VIEs”). In light of such developments, the SEC has imposed enhanced disclosure requirements on China-based companies seeking to register securities with the SEC.

While the TAG Business currently does not have any operations in mainland China, there is no guarantee that the recent statements or regulatory actions by the relevant organs of the PRC government, including statements relating to the PRC Data Security Law, the PRC Personal Information Protection Law, and VIEs as well as the anti-monopoly enforcement actions will continue not to apply to the TAG Business. Should such statements or regulatory actions apply to companies such as the TAG Business or its subsidiaries in the future, it could have a material adverse impact on the business, financial condition, results of operations, and prospects of the Post-Combination Company, the Post-Combination Company’s ability to accept foreign investments, and the Post-Combination Company’s ability to offer or continue to offer securities to investors on a U.S. or other international securities exchange, any of which may, in turn, cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. Neither AGBA nor TAG can predict the extent of such impact if such events were to occur.

The TAG Business may also become subject to the laws and regulations of the PRC to the extent that the TAG Business commences business and customer facing operations in mainland China as a result of any future partnership, acquisition, expansion, or organic growth. See “Information about the TAG Business — Strategic Growth Plans of the TAG Business.”

The PRC government exerts substantial influence, discretion, oversight, and control over the manner in which companies incorporated under the laws of PRC must conduct their business activities. The TAG Business is a Hong Kong-based company with no operations in mainland China; however, there can be no guarantee that the PRC government will not seek to intervene or influence the operations of the TAG Business or its subsidiaries at any time.

Because (i) the TAG Business currently does not have operations in mainland China, (ii) all sales of financial products offered by the TAG Business and its subsidiaries, including those to PRC citizens, occur in Hong Kong, and (iii) the TAG Business does not sell any financial products in mainland China, the PRC government currently does not directly govern the manner in which the TAG Business conducts its business activities outside of mainland China. However, the PRC legal system is evolving quickly, and PRC laws, regulations, and rules may change quickly with little advance notice, including with respect to Hong Kong-based businesses. As a result, there can be no assurance that the TAG Business will not be subject to direct influence or discretion over its business from organs of the PRC government in the future, due to changes in laws or other unforeseeable reasons or due to the TAG Business’s expansion or acquisition of operations in or involving mainland China. See “Information about the TAG Business — Strategic Growth Plans of the TAG Business.”

The PRC government has exercised and continues to exercise substantial control over many sectors of the PRC economy, including through regulation and/or state ownership. PRC government actions have had, and may continue to have, a significant effect on economic conditions in the PRC and the businesses which are subject to them. If the TAG Business became subject to the direct intervention or influence of the PRC government at any time due to changes in laws or other unforeseeable reasons or as a result of the TAG Business’s development, expansion, or acquisition of operations in the PRC, the TAG Business may be required to make material changes in its operations, which may result in increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply, or both. Neither AGBA nor TAG can be assured that the PRC government will not, in the future, release regulations or policies regarding other industries, which, if applicable to the TAG Business or its subsidiaries, may adversely affect the business, financial condition and results of operations of the Post-Combination Company.

In addition, the various segments of the TAG Business are regulated by a number of Hong Kong regulators, including, the Hong Kong Insurance Authority and the Mandatory Provident Fund Schemes Authority. See “Regulation” in this proxy statement. PRC government influence or oversight over such Hong Kong regulators may have an indirect but material impact on the TAG Business, including but not limited to with respect to capital requirements, its ability to operate certain businesses, its operations in certain jurisdictions (including the markets in which the TAG Business or its subsidiaries may operate in the future) and/or the implementation of certain controls and procedures in relation to risk management or cybersecurity. Furthermore, the market prices and/or liquidity of the securities of the Post-Combination Company could be adversely affected as a result of anticipated negative impacts of any such government actions, as well as negative investor sentiment towards Hong Kong-based companies subject to direct PRC government oversight and regulation, regardless of actual operating performance. There can be no assurance or guarantee that the PRC government would not intervene in or influence the operations of the TAG Business, directly or indirectly, at any time.

The securities of the Post-Combination Company may be delisted or prohibited from being traded “over-the-counter” under the Holding Foreign Companies Accountable Act (and the Accelerating Holding Foreign Companies Accountable Act, if passed into law) if the PCAOB were unable to fully inspect the company’s auditor.

The Holding Foreign Companies Accountable Act, or the HFCA Act, was enacted into U.S. law on December 18, 2020. The HFCA Act states that if the SEC determines that a company has filed audit reports issued by a registered public accounting firm that has not been subject to inspection by the Public Company Accounting Oversight Board of the United States (the “PCAOB”) for three consecutive years beginning in 2021, the SEC shall prohibit its securities from being traded on a national securities exchange or in the over-the-counter trading market in the U.S. On December 16, 2021, the Public Company Accounting Oversight Board of the United States (the “PCAOB”) issued a Determination Report which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in: (i) China, and (ii) Hong Kong. The management of the TAG Business believes that this determination does not impact the TAG Business, as the auditor of both AGBA and the TAG Business, Friedman LLP, (i) is headquartered in New York, U.S.A., (ii) is an independent registered public accounting firm with the PCAOB, and (iii) has been inspected by the PCAOB on a regular basis. Nonetheless, there can be no assurance that future changes in laws or regulations will not impact the TAG Business, Friedman LLP, or any future auditor of the Post-Combination Company. Accordingly, there can be no assurance that Friedman LLP (or any future auditor of the Post-Combination Company) will be able to meet the requirements of the HFCA Act and that the Post-Combination Company will not suffer the resulting material and adverse impact on its stock performance, as a company listed in the United States.

On April 21, 2020, SEC and PCAOB released a joint statement highlighting the risks associated with investing in companies based in or have substantial operations in emerging markets, including China. The joint statement emphasized the risks associated with the lack of access for the PCAOB to inspect auditors and audit work papers in China and higher risks of fraud in emerging markets.

On May 20, 2020, the U.S. Senate passed the HFCA Act that requires a foreign company to certify it is not owned or controlled by a foreign government if the PCAOB is unable to audit specified reports because the company uses a foreign auditor not subject to PCAOB inspection. If the PCAOB is unable to inspect the company’s auditors for three consecutive years, the issuer’s securities are prohibited to trade on a national exchange. On December 2, 2020, the U.S. House of Representatives approved the HFCA Act, and on December 18, 2020, the HFCA Act was signed into law. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act. The bill, if enacted, would shorten the three-consecutive-year compliance period under the HFCA Act to two consecutive years. As a result, the time period before the Post-Combination Company’s securities may be prohibited from trading or delisted will be reduced. On December 2, 2021, the SEC adopted final amendments implementing congressionally mandated submission and disclosure requirements of the HFCA Act.

Lack of access to PCAOB inspections prevents the PCAOB from fully evaluating audits and quality control procedures of the accounting firms headquartered in mainland China or Hong Kong. As a result, investors in companies using such auditors may be deprived of the benefits of such PCAOB inspections. The inability of the PCAOB to conduct inspections of auditors in mainland China or Hong Kong makes it more difficult to evaluate the effectiveness of these accounting firms’ audit procedures or quality control procedures as compared to auditors outside of China and Hong Kong that are subject to the PCAOB inspections.

The TAG Business’s auditor, Friedman LLP, is the independent registered public accounting firm that has issued the audit reports included elsewhere in this proxy statement. As an auditor of companies that are traded publicly in the United States and a firm registered with the PCAOB, Friedman LLP is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess its compliance with the applicable professional standards. Friedman LLP is headquartered in New York and has been inspected by the PCAOB on a regular basis. The management of the TAG Business believes, therefore, that Friedman LLP is not subject to the determinations announced by the PCAOB on December 16, 2021 with respect to PRC and Hong Kong-based auditors. Friedman LLP is not included in the list of determinations announced by the PCAOB on December 21, 2021 in their HFCAA Determination Report under PCAOB Rule 6100. On August 26, 2022, the China Securities Regulatory Commission, or CSRC, the Ministry of Finance of the PRC, and PCAOB signed a Statement of Protocol, or the Protocol, governing inspections and investigations of audit firms based in China and Hong Kong. Pursuant to the Protocol, the PCAOB has independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. However, uncertainties still exist whether this new framework will be fully complied with. If notwithstanding this new framework, the PCAOB was unable to fully inspect Friedman LLP (or any other auditor of the Post-Combination Company) in the future, or if PRC or American authorities further regulate auditing work of Chinese or Hong Kong companies listed on the U.S. stock exchanges in a manner that would restrict Friedman LLP (or any future auditor of the Post-Combination Company) from performing work in Hong Kong, the Post-Combination Company may be required to change its auditor. Furthermore, there can be no assurance that the SEC, Nasdaq, or other regulatory authorities would not apply additional and more stringent criteria to the TAG Business or the Post-Combination Company in connection with audit procedures and quality control procedures, adequacy of personnel and training, or sufficiency of resources, geographic reach or experience as it relates to the audit of the TAG Business’s financial statements. The failure to comply with the requirement in the HFCA Act that the PCAOB be permitted to inspect the issuer’s public accounting firm within three years, would subject the Post-Combination Company to consequences including the delisting of the Post-Combination Company in the future if the PCAOB is unable to inspect Post-Combination Company’s accounting firm (whether Friedman LLP or another firm) at such future time.

Although not currently subject, the TAG Business may become subject to the PRC laws and regulations regarding offerings that are conducted overseas and/or foreign investment in China-based issuers, and any failure to comply with applicable laws and obligations could have a material and adverse effect on the business, financial condition, results of operations, and prospects of the TAG Business and may hinder the ability of the Post-Combination Company to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless.

Recently, the PRC government has initiated a series of regulatory actions and statements to regulate business operations in certain areas in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using a variable interest entity structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. On June 10, 2021, the Standing Committee of the National People’s Congress enacted the PRC Data Security Law, which took effect on September 1, 2021. The law requires data collection to be conducted in a legitimate and proper manner, and stipulates that, for the purpose of data protection, data processing activities must be conducted based on data classification and hierarchical protection system for data security.

On July 6, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly issued a document to crack down on illegal activities in the securities market and promote the high-quality development of the capital market, which, among other things, requires the relevant governmental authorities to strengthen cross-border oversight of law-enforcement and judicial cooperation, to enhance supervision over China-based companies listed overseas, and to establish and improve the system of extraterritorial application of the PRC securities laws.

On August 20, 2021, the 30 meeting of the Standing Committee of the 13 National People’s Congress voted and passed the “Personal Information Protection Law of the People’s Republic of China”, or “PRC Personal Information Protection Law”, which became effective on November 1, 2021. The PRC Personal Information Protection Law applies to the processing of personal information of natural persons within the territory of China that is carried out outside of China where (1) such processing is for the purpose of providing products or services for natural persons within China, (2) such processing is to analyze or evaluate the behavior of natural persons within China, or (3) there are any other circumstances stipulated by related laws and administrative regulations.

On December 24, 2021, the China Securities Regulatory Commission (“CSRC”), together with other relevant government authorities in China issued the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments), and the Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies (Draft for Comments) (“Draft Overseas Listing

Regulations”). The Draft Overseas Listing Regulations requires that a PRC domestic enterprise seeking to issue and list its shares overseas (“Overseas Issuance and Listing”) shall complete the filing procedures of and submit the relevant information to CSRC. The Overseas Issuance and Listing includes direct and indirect issuance and listing. Where an enterprise whose principal business activities are conducted in PRC seeks to issue and list its shares in the name of an overseas enterprise (“Overseas Issuer”) on the basis of the equity, assets, income or other similar rights and interests of the relevant PRC domestic enterprise, such activities shall be deemed an indirect overseas issuance and listing (“Indirect Overseas Issuance and Listing”) under the Draft Overseas Listing Regulations.

On December 28, 2021, the Cyberspace Administration of China (“CAC”) jointly with the relevant authorities formally published Measures for Cybersecurity Review (2021) which took effect on February 15, 2022 and replaced the former Measures for Cybersecurity Review (2020) issued on July 10, 2021. Measures for Cybersecurity Review (2021) stipulates that operators of critical information infrastructure purchasing network products and services, and online platform operator (together with the operators of critical information infrastructure, the “CII Operators”) carrying out data processing activities that affect or may affect national security, shall conduct a cybersecurity review, any online platform operator who controls more than one million users’ personal information must go through a cybersecurity review by the cybersecurity review office if it seeks to be listed in a foreign country.

The TAG Business or its subsidiaries may collect and store certain data (including certain personal information) from their clients, who may be PRC individuals, in connection with their business and operations and for “Know Your Customers” purposes (to combat money laundering). Given that (1) the TAG Business and its subsidiaries are incorporated either in Hong Kong or the British Virgin Islands and are located in and conduct their operations in Hong Kong, (2) they have no subsidiary, VIE structure, nor any operations in mainland China, and (3) pursuant to the Basic Law, national laws of the PRC shall not be applied in Hong Kong except for those listed in Annex III of the Basic Law (which is confined to laws relating to defense and foreign affairs, as well as other matters outside the autonomy of Hong Kong), and as advised by TAG’s PRC counsel AnJie Law, the management of the TAG Business do not currently expect the Measures for Cybersecurity Review (2021), the PRC Personal Information Protection Law, or the Draft Overseas Listing Regulations to impact the operations of the TAG Business or the Business Combination. As of date of this proxy statement, the TAG Business and its subsidiaries have conducted all sales activities in Hong Kong and in aggregate collected and stored personal information of less than one million users in the PRC, all of the data collected is stored in servers located in Hong Kong, and none of the TAG Business or its subsidiaries have been informed by any PRC governmental authority of any requirement that it files for a cybersecurity review or a CSRC review. Accordingly, and as advised by TAG’s PRC counsel AnJie Law, the management of the TAG Business does not currently expect that the laws and regulations in the PRC on data security, data protection or cybersecurity apply to the TAG Business or that the oversight of the CAC will be extended to the TAG Business’s operations in Hong Kong, because (i) the TAG Business is not a “CII Operator” or a “Network Platform Operator” as defined under the relevant PRC cyberspace laws; (ii) the TAG Business does not harm PRC national security, public interests, or the legitimate rights and interests of citizens or organizations of the PRC; (iii) the TAG Business is not subject to PRC government cyberspace scrutiny; and (iv) the TAG Business is compliant with PRC cyberspace laws that have been issued up to the date of this proxy statement.

However, since these statements and regulatory actions are new, it is highly uncertain how soon the legislative or administrative regulation making bodies will act, what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and whether any of these will apply to the TAG Business, if at all. There can be no assurance that the TAG Business or the Post-Combination Company will be able to comply in all respects with any PRC regulatory requirements that may become applicable to it in the future. For example, the TAG Business’s current practice of collecting and processing personal information may be ordered to be rectified or terminated by regulatory authorities. In the event of a failure to comply with any applicable regulations, the TAG Business or the Post-Combination Company may become subject to the consequences of such non-compliance, including fines and other penalties, which, in turn, may have a material adverse effect on the business, operations, financial condition, and prospects of the Post-Combination Company and may hinder the ability of the Post-Combination Company to offer or continue to offer securities to investors. Such an impact could, in turn, cause the value of such securities to significantly decline or be worthless.

Governments in the jurisdictions the TAG Business operates or intends to operate may restrict or control to varying degrees the ability of foreign investors to invest in businesses located or operating in such jurisdictions.

Because TAG, B2B and Fintech are, and the Post-Combination Company will be, incorporated in the British Virgin Islands, they may be deemed to be foreign investors in Hong Kong and therefore be subject to restrictions or controls in Hong Kong on the ability of foreign investors to invest in business located or operating in Hong Kong (please refer to the organization charts on pages 31, 33 and 117 of this proxy statement for further information). As a result, there may be a risk of loss to the Post-Combination Company’s investors due to, among other things, expropriation, nationalization or confiscation of assets, or the imposition of restrictions on repatriation of capital invested, in each case by the governmental or regulatory agencies empowered in Hong Kong. While, in some cases, the British Virgin Islands has entered into international investment treaties or agreements designed to encourage and protect investment by BVI persons in foreign jurisdictions, there can be no guarantee that such treaties or agreements will cover Hong Kong or that such treaties or agreements will be fully implemented or effective. In other cases, the Post-Combination Company, TAG, B2B and Fintech may not be able to take advantage of certain treaties because they are British Virgin Islands companies and are therefore exposed to additional risk of such loss.

The TAG Business is subject to many of the economic and political risks associated with emerging markets, particularly China, due to its operations in Hong Kong. Adverse changes in Hong Kong’s or China’s economic, political, and social conditions as well as government policies could adversely affect the TAG Business’s business and prospects.

The TAG Business currently conducts its business in Hong Kong and is considering options for expansion of its business in mainland China. Accordingly, the TAG Business is subject to risks and uncertainties including fluctuations in GDP, unfavorable or unpredictable treatment in relation to tax matters, expropriation of private assets, exchange controls, restrictions affecting its ability to make cross-border transfer of funds, regulatory proceedings, inflation, currency fluctuations, or the absence of, or unexpected changes in, regulations and unforeseeable operational risks. In addition, the TAG Business’s business, prospects, financial condition, and results of operations may be significantly influenced by political, economic, and social conditions in Hong Kong and China generally and by continued economic growth in China.

The Chinese economy differs from the economies of most developed jurisdictions (such as Hong Kong) in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange, and allocation of resources. Although the PRC government has implemented measures that focus on accounting for market forces to effect economic reform and aimed at reducing the state ownership of productive assets and establishing improved corporate governance in business enterprises, a substantial portion of China’s productive assets are still owned by the government. In addition, the PRC government continues to play a significant role in regulating development through industrial policies. The PRC government also exercises significant control over China’s economic growth through its allocation of resources, control of payment of foreign currency-denominated obligations, monetary policy, and preferential treatment for particular industries or companies. Many of the economic reforms carried out by the PRC government are unprecedented or experimental and are expected to be refined and improved over time. This refining and adjustment process may not necessarily have a positive effect on the operations and business development of the TAG Business. Other political, economic, and social factors may also lead to further adjustments of the reform measures. For example, the PRC government has in the past implemented a number of measures intended to curtail certain segments of the economy, including the real estate industry, which the government believed to be overheating. These actions, as well as other actions and policies of the PRC government, could cause a decrease in the overall level of economic activity in the PRC and, in turn, have an adverse impact on the business and financial condition of the TAG Business.

While the Chinese economy has experienced significant growth over the past decades, growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures, which may benefit the overall Chinese economy, may have a negative effect on the TAG Business. For example, the TAG Business’s financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations. In addition, the PRC government has from time to time implemented certain measures, including interest rate changes, to control the pace of economic growth. These measures may cause decreased economic activity in China, as evidenced by the slowing of growth of the Chinese economy since 2012. In addition, COVID-19 had a severe and negative impact on the Chinese economy since the first quarter of 2020. Whether this will lead to a prolonged downturn in the Chinese economy is still unknown. In addition, any future escalation of the ongoing trade war between the United States and China, regional or national instability, the ongoing impact of the COVID-19 pandemic, or the armed conflict between Russia and Ukraine may negatively impact the growth of the Chinese economy. Any prolonged slowdown in the Chinese economy or adverse changes in the policies of the Chinese government or in the laws and regulations in China could have a material adverse effect on the overall economic growth of China and may reduce the demand for the TAG Business’s services and solutions among potential Chinese customers and materially and adversely affect its business and results of operations.

Except for the Basic Law of the Hong Kong Special Region of the People’s Republic of China (“Basic Law”), national laws of the PRC do not apply in Hong Kong unless they are listed in Annex III of the Basic Law and applied locally by promulgation or local legislation. National laws that may be listed in Annex III are currently limited under the Basic Law to those which fall within the scope of defense and foreign affairs as well as other matters outside the limits of the autonomy of Hong Kong. National laws and regulations relating to data protection, cybersecurity and the anti-monopoly have not been listed in Annex III and so do not apply directly to Hong Kong. The laws and regulations in the PRC are evolving, and their enactment timetable, interpretation and implementation involve significant uncertainties. To the extent any PRC laws and regulations become applicable to the TAG Business, it may be subject to the risks and uncertainties associated with the legal system in the PRC, including with respect to the enforcement of laws and the possibility of changes of rules and regulations with little or no advance notice. The TAG Business may also become subject to the laws and regulations of the PRC to the extent it commences business and customer facing operations in mainland China as a result of any future acquisition, expansion, or organic growth.

The TAG Business’s potential expansion of activities in China is subject to various risks.

The TAG Business and each of its subsidiaries, as of the date of this proxy statement, primarily operate in Hong Kong. The TAG Business has been pursuing and will continue to pursue its growth strategy in China, particularly in the Greater Bay Area, comprising Macau, Guangzhou, Shenzhen, and the surrounding area. Currently, the TAG Business does not have any Chinese operating entities and does not plan to use “variable interest entities,” or VIEs, in the future to conduct its operations. The management of the TAG Business intends for such expansion to be conducted through customer referrals and partnerships, with the actual sales activities conducted in Hong Kong. For instance, the TAG Business is currently in active discussions to establish a strategic partnership with a top asset manager (the “Potential Partner”) in China to provide offshore insurance solutions to its over 20 million customers with a total AUM over US$ 120 billion (see “Information about the TAG Business — Strategic Growth Plans of the TAG Business — Strategic Enablers to Capture GBA Opportunities”). Accordingly, the management of the TAG Business expects the main source of revenue from such expansion in China to be generated from referral income.

Notwithstanding, expansion of China-related activities may expose the TAG Business and the Post-Combination Company to additional risks, including:

•        Changing global environment, including changes in U.S., Chinese, and international trade policies;

•        Challenges associated with relying on local partners in markets that are not as familiar to the TAG Business, including joint venture partners to help the TAG Business establish its business;

•        Difficulties managing operations in new regions, including complying with the various regulatory and legal requirements;

•        Different approval or licensing requirements;

•        Recruiting sufficient suitable personnel in new markets;

•        Challenges in providing services and solutions as well as support in these new markets;

•        Challenges in attracting business partners and customers;

•        Potential adverse tax consequences;

•        Foreign exchange losses;

•        Limited protection for intellectual property rights;

•        Inability to effectively enforce contractual or legal rights;

•        International travel restriction and temporary lock-down due to COVID-19; and

•        Local political, regulatory, and economic instability or wars, civil unrest, and terrorist incidents.

Moreover, changes in China’s economic, political, or social conditions or government policies could have a material adverse effect on the growth plans of the TAG Business. If the TAG Business is unable to effectively avoid or mitigate these risks, its ability to grow its China-related business will be affected, which could have a material adverse effect on its business, financial condition, results of operations, and prospects.

As the TAG Business further expands into the international market, it is increasingly subject to additional legal and regulatory compliance requirements, including local licensing and periodic reporting obligations. The TAG Business may inadvertently fail to comply with local laws and regulations, and any such violation could subject the TAG Business to regulatory penalties, such as revocation of licenses, which would in turn harm its brand, reputation, business operation and financial results. Although the TAG Business has policies and procedures in place to enhance compliance with local laws and regulations, there can be no assurance that its employees, contractors, or agents will stay compliant with these policies and procedures.

The TAG Business’s financial services revenues are highly dependent on macroeconomic conditions as well as Hong Kong, China, and global market conditions. Disruptions in the global financial markets and economic conditions could adversely affect the TAG Business and its institutional clients and customers.

Given the significant proportion of its business operations concentrated in Hong Kong, the TAG Business’s success depends largely on the health of the Hong Kong financial industry, which is affected by changes in general economic conditions beyond the TAG Business’s control. Economic factors such as increased interest rates, slow economic growth or recessionary conditions, changes in household debt levels, and increased unemployment or stagnant or declining wages affect the TAG Business’s customers’ income and thus their ability and willingness to take loans from the TAG Business, invest with the TAG Business, or engage with the TAG Business’s other financial products. Domestic and global events affect all such macroeconomic conditions. Weak or a significant deterioration in economic conditions reduce the amount of disposable income both individual and institutional consumers have, which in turn reduces consumer spending and their willingness to engage with the TAG Business’s financial services. Any or all of the circumstances described above may lead to further volatility in or disruption of the credit markets at any time and could adversely affect the TAG Business’s financial condition.

Changes in the condition of Hong Kong’s and China’s economies generally affect the demand and supply of financial products, which in turn will affect demand for the solutions that the TAG Business provides. For example, a credit crisis, or prolonged downturn in the credit markets could severely affect the TAG Business’s operating environment by, for example, causing a tightening in credit guidelines, limited liquidity, deterioration in credit performance, or increased foreclosures. Since a significant portion of the TAG Business’s revenue is generated from transaction-based fees and commissions, a decrease in transaction volumes could cause a material decline in the TAG Business’s revenues for the duration of such crisis.

Global economies could suffer dramatic downturns as the result of a deterioration in the credit markets and related financial crisis as well as a variety of other factors including, extreme volatility in security prices, diminished liquidity and credit availability, and ratings downgrades or declining valuations of certain investments. In past economic downturns, governments have taken unprecedented actions to address and rectify these extreme market and economic conditions, including by providing liquidity and stability to the financial markets. If these actions are not successful, the return of adverse economic conditions may significantly affect the businesses of the TAG Business’s customers, which could in turn negatively affect the TAG Business’s revenues.

In addition, there is considerable uncertainty over the long-term effects of the expansionary monetary and fiscal policies adopted by central banks and financial authorities in some of the world’s leading economies, including the European Union, the United States, and China. There have been concerns over unrest and terrorist threats in the Middle East, Europe, and Africa. There have also been concerns on the relationship among China and other Asian countries, which may result in or intensify potential conflicts in relation to territorial disputes, and escalations in the trade tensions between the United States and China. Starting from 2018, changes in U.S. trade policies have occurred, including the imposition of tariffs. These types of developments, including a potential trade war, could have a material adverse impact on the Chinese economy and in turn on the Hong Kong economy. On January 31, 2020, the United Kingdom ceased to be a member of the European Union (commonly referred to as “Brexit”). The effects of Brexit on worldwide economic and market conditions remain uncertain. Brexit could adversely affect European and worldwide economic and market conditions and could contribute to instability in global financial and foreign exchange markets. Furthermore, protests in Hong Kong in 2019, political instability in the Korean Peninsula, a slump in commodity prices, uncertainty over interest rates in the United States, the outbreak and spread of the COVID-19 pandemic, and the armed conflict between Russia and Ukraine have also resulted in instability and volatility in the global financial markets. Recently, the global stock markets have experienced extreme volatility, in reaction to the outbreak of the conflict between Russia and Ukraine and governments’ responses thereto. It is unclear whether these challenges and uncertainties will be contained or resolved, and what effects they may have on the global political and economic conditions in the long term.

Recent litigation, increased SEC disclosure requirements and negative publicity surrounding China-based companies listed in the United States may result in increased regulatory scrutiny of the Post-Combination Company and negatively impact the trading price of its shares, which could have a material adverse effect upon its business, including its results of operations, financial condition, cash flows, and prospects.

The management of the TAG Business believes that recent litigation, increased SEC disclosure requirements, and negative publicity surrounding companies with operations in China that are listed in the United States have negatively impacted stock prices for these companies. Various equity-based research organizations have published reports on China-based companies, after examining their corporate governance practices, related party transactions, sales practices, and financial statements, and these reports have led to special investigations and listing suspensions on U.S. national exchanges, including the Nasdaq. In June 2021, SEC Chair Gary Gensler requested a “pause” in U.S. IPOs of Chinese companies to assess these issues. In August 2021, the SEC started to issue new disclosure requirements to companies operating in China and seeking to list on U.S. securities exchanges in order to boost investor awareness of the certain risks, including with respect to certain corporate structures of Chinese companies, such as Variable Interest Entities (VIEs) and the risk of Chinese regulators intervening with company operations or data security policies.

The Post-Combination Company will be based in Hong Kong, and the Post-Combination Company will own the equity interest of the TAG Business which is based in Hong Kong and has been pursuing and will continue to pursue a growth strategy in China, particularly in the Greater Bay Area, comprising Macau, Guangzhou, Shenzhen, and the surrounding area. This growth strategy is centered on expanding the referral network of the TAG Business. For instance, the TAG Business is currently in active discussions to establish a strategic partnership with a top asset manager in China to provide offshore insurance solutions to its over 20 million customers with a total AUM over US$120 billion (see “Information about the TAG Business — Strategic Growth Plans of the TAG Business — Strategic Enablers to Capture GBA Opportunities”).

As of the date of this proxy statement, the TAG Business and its subsidiaries have not entered into, and have no plans to enter into, any contractual arrangements with any VIEs in China. See “— The TAG Business’s potential expansion of activities in China is subject to various risks.” However, should the TAG Business’s growth strategy involving China materialize and its current expansion plans materially change, the TAG Business may be required to enter into contractual arrangements with VIEs, in which case the Post-Combination Company may become subject to risk associated with VIEs and come under increased scrutiny from U.S. securities regulators in light of such developments.

Any similar scrutiny of the Post-Combination Company, regardless of its merit (or lack thereof), could result in a diversion of management resources and energy, potential costs to defend against rumors, increased ongoing disclosure requirements, decreases and volatility in the trading price of shares, and increased directors and officers insurance premiums and could have a material adverse effect upon the company’s business, including results of operations, financial condition, cash flows, and prospects.

Failure to comply with existing or future laws and regulations related to data protection or data security could lead to liabilities, administrative penalties, or other regulatory actions, which could negatively affect the TAG Business’s operating results, business, and prospects.

The regulatory framework for the collection, use, safeguarding, sharing, transfer and other processing of personal data worldwide is rapidly evolving and is likely to remain uncertain for the foreseeable future. Regulatory authorities in virtually every jurisdiction in which members of the TAG Business’s group operate have implemented or are considering a number of legislative and regulatory proposals concerning personal data protection. The management of the TAG Business has been monitoring the evolution of this area of law and intends to take steps to ensure compliance with laws applicable to the TAG Business’s current operations in Hong Kong and potential future operations in China.

While the management of the TAG Business believes that the TAG Business is not currently subject to PRC laws relating to the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data, the TAG Business may be subject to such laws in the future. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities. See “— Although not currently subject, the TAG Business may become subject to the PRC laws and regulations regarding offerings that are conducted overseas and/or foreign investment in China-based issuers, and any failure to comply with applicable laws and obligations could have a material and adverse effect on the business, financial condition, results of operations, and prospects of the TAG Business and may hinder the ability of the Post-Combination Company to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless.”

In recent years, the PRC government has tightened the regulation of the storage, sharing, use, disclosure, and protection of personal data and user data, particularly personal data obtained through individuals’ use of websites and online services. Relevant PRC laws and regulations require internet service providers and other network operators, among other things, to clearly state the authorized purpose, methods, and scope of the collection and usage of personal data and obtain the consent of users for the processing of this personal data, as well as to establish user information protection systems with remedial measures. Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affects or may affect national security, it should be subject to cybersecurity review by the Cyberspace Administration of China (“CAC”). Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear.

Recently, the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the Opinions on Severe and Lawful Crackdown on Illegal Securities Activities, which was available to the public on July 6, 2021. These opinions emphasized the need to strengthen the administration over illegal securities activities and the supervision on overseas listings by China-based companies. These opinions proposed to take effective measures, such as promoting the construction of relevant regulatory systems, to deal with the risks and incidents facing China-based overseas-listed companies and the demand for cybersecurity and data privacy protection. Moreover, the State Internet Information Office issued the Measures of Cybersecurity Review which became effective on February 15, 2022, which requires operators with personal information of more than 1 million users who want to list abroad to file a cybersecurity review with the CAC. As these opinions and the Measures were recently issued, official guidance and interpretation of these two remain unclear in several respects at this time.

If, for example, the TAG Business pursues a business combination with a target business operating in the PRC and if the Measures mandate clearance of cybersecurity review and other specific actions to be completed by the target business, then the TAG Business may face uncertainties as to whether such clearance can be timely obtained, or at all, and incur additional time delays to complete any such acquisition. Cybersecurity review could also result in negative publicity with respect to the proposed initial business combination and diversion of managerial and financial resources. The TAG Business may also be prevented from pursuing certain investment opportunities, if the PRC government considers that the potential investments will result in a significant national security issue.

Furthermore, new laws could be introduced in the future that could also apply to the TAG Business, whether or not the TAG Business or its subsidiaries have operations in the PRC. For example, the PRC Personal Information Protection Law, which was promulgated on August 20, 2021 and took effect on November 1, 2021, potentially has extraterritorial effect. The law states it is intended to apply to the processing of personal information of natural persons within the territory of China that is carried out outside of China, where (1) such processing is for the purpose of providing products or services for natural persons within China, (2) such processing is to analyze or evaluate the behavior of natural persons within China, or (3) there are any other circumstances stipulated by laws and administrative regulations. As uncertainties remain regarding the interpretation and implementation of the PRC Personal Information Protection Law and whether it applies to companies like the TAG Business or its subsidiaries, if the PRC Personal Information Protection Law becomes applicable to the TAG Business, there can be no assurance that the TAG Business will be able to comply with the PRC Personal Information Protection Law. The TAG Business’ current practice of collecting and processing personal information may be required to be rectified or terminated by regulatory authorities. Failure to comply with any applicable requirements may subject the TAG Business to fines and other penalties which may have a material adverse effect on its business, operations, and financial condition.

The management of the TAG Business has noted a similar trend in other jurisdictions. For example, in May 2018, a new data protection regime, the European Union’s General Data Protection Regulation, or the GDPR, became applicable; the GDPR can apply to the processing of personal data by companies outside of the European Union, including where the processing of personal data relates to the offering of goods and services to, or monitoring the behavior of, individuals in the European Union. The GDPR and data protection laws in other jurisdictions may apply to the TAG Business’s processing of personal data in the future. The application of these laws would impose on the TAG Business more stringent compliance requirements with more significant penalties for non-compliance than PRC data protection laws and regulations, and the TAG Business’s compliance with such requirements could require significant resources and result in substantial costs, which may materially and adversely affect its business, financial condition, results of operations, and prospects.

The TAG Business collects, processes, and stores significant amounts of personal data concerning its customers and, for some business lines, their end-customers, as well as personal data pertaining to the TAG Business’s business partners and employees. Compliance with applicable personal data and data security laws and regulations is a rigorous and time-intensive process. However, the TAG Business’s operations are substantially carried out in Hong Kong and all of the data and personal information it collects are stored in servers outside China. The TAG Business does not hold the personal information of more than one million customers, the threshold required by the PRC Personal Information Protection Law and its management believes that the Business Combination is not subject to PRC cybersecurity review. In addition, as of the date of this proxy statement, the TAG Business has not received any notice of and is not currently subject to any proceedings initiated by the CAC or any other PRC regulatory authority. As advised by TAG’s PRC counsel AnJie Law, the management of the TAG Business does not currently expect that the laws and regulations in the PRC on data security, data protection or cyber security apply to the TAG Business or that the oversight of the CAC will be extended to the TAG Business’s operations in Hong Kong, because (i) the TAG Business is not a “CII Operator” or a “Network Platform Operator” as defined under the relevant PRC cyberspace laws; (ii) the TAG Business does not harm PRC national security, public interests, or the legitimate rights and interests of citizens or organizations of the PRC; (iii) the TAG Business is not subject to PRC government cyberspace scrutiny; and (iv) the TAG Business is compliant with PRC cyberspace laws that have been issued up to the date of this proxy statement. However, as global data protection laws and regulations increase in number and complexity, there can be no assurance that the TAG Business’s data protection systems will be considered sufficient under all current and future applicable laws and regulations including due to the uncertainty of the interpretation and implementation of these laws and regulations. Furthermore, there can be no assurance that the end-customer information that the TAG Business processes for its customers and the information the TAG Business receives from its third-party data partners are obtained and transmitted to it in full compliance with relevant laws and regulations. Moreover, there could be new laws, regulations, or industry standards that require the TAG Business to change its business practices and privacy policies. The TAG Business may also be required to put in place additional mechanisms ensuring compliance with new data protection laws, which may increase costs and materially harm the TAG Business’s business, prospects, financial condition, and results of operations. Any failure or perceived failure by the TAG Business to comply with applicable laws and regulations could result in reputational damage or proceedings or actions against the group by governmental entities, individuals, or others. These proceedings or actions could subject the TAG Business to significant civil or criminal penalties and negative publicity, result in the delayed or halted processing of personal data that the TAG Business needs to undertake to carry on its business, as well as the forced transfer or confiscation of certain personal data.

The M&A Rules and certain PRC regulations establish complex procedures for acquisitions of some Chinese companies by foreign investors, which could make it more difficult for the TAG Business to pursue growth through acquisitions in China.

The Regulations on Mergers and Acquisitions of Domestic Companies by Foreign Investors, or the M&A Rules, adopted by six PRC regulatory authorities in 2006 and amended in 2009, and some other regulations and rules concerning mergers and acquisitions, have established complex procedures and requirements that restrict merger and acquisition activities by foreign investors. For example, an overseas company established or controlled by PRC enterprises or residents needs to obtain approval from including the PRC Ministry of Commerce, or MOFCOM, before it acquires an affiliated domestic company or leads to a change in control of a domestic enterprise which holds a famous trademark or PRC time-honored brand. Moreover, the Anti-Monopoly Law promulgated by the SCNPC on August 30, 2007, and in effect as of August 1, 2008, and the Measures for the Undertaking Concentration Examination issued by MOFCOM on November 24, 2009, and in effect as of January 1, 2010 require that MOFCOM be notified in advance of any concentration of undertaking if certain thresholds are triggered. The security review rules issued by MOFCOM, which became effective in September 2011, specify that certain mergers and acquisitions by foreign investors, for example those that raise “national defense and security” concerns or through which foreign investors may acquire de facto control over domestic enterprises and therefore raise “national security” concerns, are subject to its review. Those rules prohibit any activities attempting to bypass security review, for example by structuring a transaction through a proxy or contractual control arrangements or offshore transactions. Similarly, on December 19, 2020, the NDRC and the Ministry of Commerce jointly issued the Measures for the Security Review for Foreign Investment, which took effect on January 18, 2021. These measures set forth the provisions concerning the security review mechanism on foreign investment, including, among others, the types of investments subject to review, and the review scopes and procedures. Most recently, on February 7, 2021, the Anti-Monopoly Committee of the State Council published the Anti-Monopoly Guidelines for the Internet Platform Economy Sector, which stipulates that any concentration of undertakings involving variable interest entities is subject to anti-monopoly review.

Although management of the TAG Business currently intends to focus its efforts in China on expanding its referral network, in the future, the TAG Business may seek to grow by acquiring other service providers in its industry within China. Complying with the requirements of the regulations described above and other relevant rules to complete these transactions could be time-consuming, and any required approval or filing processes, including obtaining approval from or filing with MOFCOM or its local counterparts, may delay or inhibit the TAG Business’s ability to complete these transactions, which could affect its ability to expand the TAG Business or maintain its market share. Furthermore, according to the M&A Rules, if a PRC entity or individual plans to merger or acquire its related PRC entity through an overseas company legitimately incorporated or controlled by such entity or individual, such a merger and acquisition will be subject to examination and approval by MOFCOM.

The application and interpretations of the M&A Rules are still uncertain, and it is unclear whether Chinese authorities would consider the TAG Business to be subject to the M&A. There is also possibility that the relevant PRC regulators may promulgate new rules or explanations, requiring that the TAG Business obtains MOFCOM or other regulatory approval for any completed or ongoing mergers and acquisitions. There is no assurance that the TAG Business will be able to obtain such approval for such mergers and acquisitions, and if the TAG Business fails to obtain those approvals, it may be required to suspend the acquisition, be subject to penalties, or both. Any uncertainties regarding such approval requirements could have a material adverse effect on the TAG Business’s business, results of operations, and prospects.

The PRC may prevent the cash maintained by the Post-Combination Company in Hong Kong from leaving, or the PRC could restrict deployment of such cash for the Post-Combination Company’s business purposes or for the payment of dividends

The TAG Business does not have, and the TAG Business’s management does not expect the Post-Combination Company will have, any business operations in China or maintain any cash balances in mainland China. However, if the Post-Combination Company were to establish business operations or maintain cash balances in mainland China, tit may become subject to the PRC government’s controls on the convertibility of Renminbi into foreign currencies and the remittance of currencies out of China to foreign entities or investors. Under the existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from trade-related transactions, can be made in foreign currencies without prior approval from the State Administration of Foreign Exchange (“SAFE”) as long as certain procedural requirements related to foreign exchange control are met. Although generally the PRC government may not impose any restrictions on international payments or transfers on current account, the PRC government may, at its discretion, impose restrictions on access to foreign currencies for current account transactions, and there may also exist macro-prudential control in foreign exchange through position management or know-your-customer (KYC) policies. Approval from appropriate government authorities, including SAFE, the National Development and Reform Commission (NDRC) and the Ministry of Commerce may be required for certain transactions if Renminbi is converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. Furthermore, foreign currency loans or capital contributions may be subject to statutory limits and registration with competent authorities.

The Hong Kong government has not issued similar laws or regulations for companies that are incorporated in or conduct businesses in Hong Kong. No cash is or is currently intended by the management of the TAG Business to be held in the PRC by the TAG Business or any of its subsidiaries. There is no regulatory restriction imposed by authorities in Hong Kong over the flow of funds among the TAG Business and its subsidiaries, or on any distributions or dividends of the TAG Business to its investors as of the date of this proxy statement, and management of the TAG Business does not expect there will be regulatory restrictions by authorities in Hong Kong before or after the completion of the Business Combination.

The Basic Law is the constitutional document for Hong Kong. Under Article 112 of the Basic Law, no foreign exchange control policies shall be applied in Hong Kong. The Hong Kong dollar shall be freely convertible, and the Government of Hong Kong shall safeguard the free flow of capital within, into and out of the region. The power to amend the Basic Law lies in the National People’s Congress of the PRC and the ultimate power of interpretation of the Basic Law is vested in the Standing Committee of the National People’s Congress of the PRC. Therefore, the PRC has the power to cause a change in the Basic Law and cause capital controls to be imposed over Hong Kong. If the PRC were to do so, the PRC may also restrict the ability of the Post-Combination Company’s operating entities to remit currency maintained in Hong Kong offshore to pay dividends or make other payments, or otherwise to satisfy its foreign-currency-denominated obligations. In such case, relevant PRC governmental authorities may limit the ability of the Post-Combination Company to purchase foreign currencies in the future to settle transactions. As the PRC government may continue to strengthen its control over Hong Kong, this may limit the Post Combination Company’s ability to utilize such currencies to fund the Post-Combination Company’s business activities outside of the PRC, or to pay dividends in foreign currencies.

Risk Factors Relating to the TAG Business

The ability of the TAG Business to continue as a going concern is dependent upon its ability to raise additional funds and implement its business plan.

The combined financial statements of the TAG Business accompanying this proxy statement were prepared assuming that the TAG Business will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. For the year ended December 31, 2021, the TAG Business reported a net income of approximately US$96.5 million. With a significant gain from the sale of one of its long-term investments, the TAG Business had retained earnings of approximately US$52 million as of December 31, 2021. However, for the year ended December 31, 2020, the TAG Business incurred a net loss of approximately US$16 million and during the six months ended June 30, 2022, the TAG Business incurred a net loss of approximately US$11.3 million. The pre-2021 historical operating results of the TAG Business indicate that the TAG Business has previously experienced losses from operations. The operating results for the TAG Business’s latest financial period indicate recent losses from operations. Each set of results raises the question regarding the TAG Business’s ability to continue as a going concern.

In the first and second quarters of 2022, the TAG Business has also experienced significant cash outflows from a dividend distribution and the purchase of additional investments. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of the TAG Business — Liquidity and Going Concern.” As a result, the management of the TAG Business estimates that currently available cash will not be able to provide sufficient funds for the TAG Business to meet its planned obligations for the next 12 months from the date of its combined financial statements provided with this proxy statement. See the notes to the combined financial statements of the TAG Business that accompany this proxy statement. There can be no assurance that the TAG Business will become profitable in the near term, or at all, or will obtain necessary financing for its business, or that it will be able to continue in business. There can also be no assurance that the TAG Business will have sufficient financial resources and capital to continue to settle its debts as they fall due and sustain operations in the immediate future.

The management of the TAG Business intends to continue to monitor the TAG Business’s capital structure and evaluate various funding alternatives that may be needed to finance its growth strategy, business development, and operating expenses, including fundraising through equity or debt capital markets. Nonetheless, there can be no assurance that the TAG Business will be successful in such fundraising or that if it can secure such funds that they will be sufficient to meet the financing needs of the TAG Business and to allow the TAG Business to continue as a going concern. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation of the TAG Business — Liquidity and Going Concern.”

The success and growth of the TAG Business will depend, in part, upon its ability to be a leader in technological innovation in its industries.

OPH and Fintech operate in industries experiencing rapid technological change and frequent product introductions. To succeed, the TAG Business must lead its peers in designing, innovating, and introducing new technology and product offerings. The process of developing new technologies and products is complex, and if the TAG Business is unable to successfully innovate and continue to deliver a superior client experience, the demand for its products and services may decrease, it may lose market share and its growth and operations may be hampered.

For example, part of OPH’s business relies on its continued ability to process loan applications over the internet, accept electronic signatures, provide instant process status updates, and other client- and loan applicant-expected conveniences. The TAG Business’s proprietary platform technology is integrated into all steps of its business processes. The TAG Business’s dedication to incorporating technological advancements into its service platforms requires significant financial and personnel resources. Maintaining and improving this technology will require the TAG Business to expend significant capital expenditures on its proprietary technology platforms. See “Information about the TAG Business — Overall Business Strategy: Creating an Ecosystem Empowered by Fintech.”

To the extent that the TAG Business is dependent on any particular technology or technological solution, it may be harmed if such technology or technological solution becomes non-compliant with existing industry standards, fails to meet or exceed the capabilities of its competitors’ equivalent technologies or technological solutions, becomes increasingly expensive to service, retain, and update, becomes subject to third-party claims of intellectual property infringement, misappropriation, or other violation, or malfunctions or functions in a way not anticipated. Additionally, new technologies and technological solutions are continually being released. As such, it is difficult to predict the problems that the TAG Business may encounter in improving its websites’ and other technologies’ functionality.

The technologies that the TAG Business uses may contain undetected errors, which could result in customer dissatisfaction, damage to the TAG Business’s reputation, or loss of customers.

Some of the solutions that the TAG Business offers are built on large stacks of data, requiring sophisticated and innovative technologies to address the TAG Business’s operating needs, predict operating patterns, and help make decisions in terms of business strategies and implementation plans. The TAG Business aims to make its operations and solutions more streamlined, automated, and cost-effective by using advanced technologies which are currently under development. The TAG Business may encounter technical obstacles, and it may discover problems that prevent such technologies from operating properly, or at all, which could adversely affect the TAG Business’s information infrastructure and other aspects of its business where such technologies are applied. If the TAG Business’s solutions do not function reliably or fail to achieve its customers’ expectations for performance, the TAG Business may lose existing customers or fail to attract new ones, which may damage its reputation and adversely affect its business, financial condition, and results of operations.

Material performance problems, defects, or errors in the TAG Business’s existing or new software, applications, and solutions may arise and may result from the interface between solutions and systems and data that it did not develop, the function of which is beyond its control, or defects and errors that were undetected in internal testing. These types of defects and errors, and any failure by the TAG Business to identify and address them, could result in a loss of revenue or market share, diversion of development resources, harm to the TAG Business’s reputation and increased service and maintenance costs. Defects or errors may discourage existing or potential customers from utilizing the TAG Business’s solutions. Correcting these types of defects or errors could prove to be impossible or impracticable. The costs incurred in correcting any defects or errors may be substantial and could have a material adverse effect on the business, financial condition, and results of operations of the TAG Business.

Fintech has recently launched Tandem Hong Kong, a new digital platform. If Tandem Hong Kong cannot acquire new customers or exploit new business lines from this new platform, its business prospects may be adversely affected.

In November 2020, Fintech launched Tandem Hong Kong, a health and wealth digital platform (see “Information about the TAG Business — Tandem Hong Kong: Health and Wealth Digital Platform”). The Tandem Hong Kong platform was designed to enable the development of new products, such as deposit-like white labelled money market funds, mutual funds, etc. The management of the TAG Business believes that this new platform will enable Fintech to increase its customer base and boost fund management as well as fund distribution income. Any disruption in the Tandem Hong Kong platform and the development of the new products that it offers, including due to IT or other technical issues, could negatively impact the financial performance of Fintech and its growth prospects.

The Tandem Hong Kong platform’s offerings are also new to the Hong Kong financial products market. There can be no assurance that such products will be readily accepted by its customers, if at all. These products are also subject to Hong Kong market regulation and local government policies. While the management of the TAG Business believes that the Tandem Hong Kong platform’s products are properly presented under applicable law and regulation, there can be no assurance that Fintech will not be subject to additional regulation, including potential suspension, of these financial products in the future, which could adversely impact the financial performance of Fintech and its growth prospects.

OPH and its subsidiaries rely on their business relationships with product issuers and the success of those product issuers, and OPH’s future development depends, in part, on the growth of such product issuers and their continued collaboration with OPH and its subsidiaries.

The business of OPH and its subsidiaries relies, in part, on financial products provided by certain banks, insurance companies, or other companies that offer financial products (product issuers). The management team of the TAG Business believes that establishment of business relationships with major product issuers such as MassMutual Asia Limited, Prudential Hong Kong Limited, and Zurich International Life Limited, which facilitates OPH’s ability to provide a wide variety of products to satisfy customers’ needs and enables it to negotiate favorable terms with such product issuers, to the benefit of its customers, contributes to its current success. The long-term business relationships that OPH and its subsidiaries have established with major product issuers are formed on the basis of the terms of business, broker contracts, and/or conditions issued by the product issuer(s) to certain subsidiaries of OPH setting out the terms and conditions upon which product issuer(s) are prepared to accept business referred or introduced to them. However, there is no assurance that OPH will succeed in maintaining existing and/or establishing new, strategic relationships with product issuers. If OPH cannot maintain and/or establish such relationships, it and its subsidiaries’ access to similar financial products may be restricted, and their business, operations, and financial position may, in turn, be adversely affected.

OPH’s future development depends, in part, on the growth of such product issuers, on their continued development of new financial products, and on their continued collaboration with OPH and its subsidiaries. Failure by such product issues to continue to sell new financial products may, in turn, limit the ability of OPH and its subsidiaries to offer such products to their customers. There can be no assurance that if any product issuer discontinued its business or ceased to collaborate with the TAG Business that OPH or any of its subsidiaries could find replacement products on comparable terms, or at all. If OPH cannot maintain its current pipeline of products from product issuers, it and its subsidiaries’ access to similar financial products may be restricted, and their business, operations, and financial position may, in turn, be adversely affected.

The property agency segment of OPH has historically operated on thin margins, which expose it to risk of non-profitability and recent trends have cause the segment to be loss-making.

The property agency segment of OPH, run by OnePlatform International Property Limited (“OIP”), has historically operated with thin profit margins. In accordance with its contracts with property developers and agreements with its own staff, commission income from the company’s operations is dispersed broadly among both the consultancy force and salespersons, often equaling up to 50% of the commission. This significant split of commission income has historically resulted in marginal profit for OIP.

In recent years, the segment has been loss-making and was supported by intercompany loans. While the management of the TAG Business intends to generate sufficient cashflows from the segment to repay such intercompany loans and create positive profit margins, there can be no assurance that the property agency segment of OPH will be able to generate such cashflows now or in the future. Without a change in the commission sharing mechanism or optimization of the segment’s operating costs, the property agency segment’s ability to achieve additional profits may be limited. There can be no assurance that OIP will be able to achieve changes in commission sharing or optimization of operating costs to sufficient levels, or at all. In addition, given the competitive environment in which OIP operates (see “ — Each of OPH, Fintech, and their subsidiaries operate in a competitive and evolving industry; if the TAG Business is unable to compete effectively, it may lose market share”), there can also be no guarantee that such changes would not create a loss of engagement with property developers and salespersons. Such disruptions to the property agency segment of OPH could have negative effects on its business, financial condition, results of operations, and prospects.

The TAG Business relies on third parties for various aspects of its business and the services and solutions that it offers thereby. The TAG Business’s business, results of operation, financial condition, and reputation may be materially and adversely affected if these third parties do not continue to maintain or expand their relationship with the TAG Business, or if they fail to perform in accordance with the terms of their relevant contracts.

The TAG Business relies on third parties for various aspects of its business and the solutions they offer thereby. For example, the TAG Business relies on computer hardware, software, and cloud services, internet and telecommunication services, and third-party supplied data. The TAG Business expects to continue to rely on these third parties to supplement its capabilities for a significant period, if not indefinitely. Therefore, the TAG Business needs all of these parties to function in a flawless and timely manner to conduct its business. However, there can be no assurance that these third parties will provide their support properly or in a cost-effective manner or that the third party-supplied data the TAG Business relies on will be complete, accurate, or reliable. In the event of problems with any of these third-party providers, transitioning to new providers may disrupt the TAG Business’s business and increase costs.

If any of the TAG Business’s third-party service providers fail to perform properly, there can be no assurance that the TAG Business will be able to find a suitable would be able to find suitable replacement suppliers on commercially reasonable terms or timely basis, or at all. The TAG Business’s third-party service providers may carry out their business in an inappropriate manner or in violation of regulations or laws. Any of such occurrences could diminish the TAG Business’s ability to operate or damage its business reputation, or cause it regulatory or financial harm, any of which could negatively affect the TAG Business’s business, financial condition, and results of operations.

Failure to maintain and enlarge the customer base of the TAG Business or strengthen customer engagement may adversely affect its business and results of operations.

The TAG Business’s revenue growth depends, in part, on its ability to maintain and enlarge its customer base and strengthen customer engagement so that more of its customers will use the TAG Business’s solutions more often and contribute to the group’s revenue growth. Although the TAG Business maintains business relationships with its existing customers and has successfully developed different marketing channels to generate business from referrals, recurring business, and direct marketing, less than 10% of OPH’s revenue for the year ended December 31, 2021 was generated by recurring business from existing customers purchasing new products through OPH and its subsidiaries. In addition, the TAG Business does not rely on any significantly large customers or clients, as for the year ended December 31, 2021, no single customer represented more than 10% of the TAG Business’s total revenue. This diffusion of the TAG Business’s customer base requires the TAG Business to constantly maintain and refresh its broad customer base. The TAG Business’s customers are, however, geographically concentrated, as substantially all of its major customers are located in Hong Kong. Fluctuations in the macro-economic environment in Hong Kong may have adverse effects on the TAG Business’s major clients and, in turn, on the TAG Business.

There can be no assurance that the TAG Business’s customers will continue to use its services and solutions once their existing contract or relationship expires or that they will purchase additional solutions from the TAG Business. This risk is especially apparent in circumstances where it is inexpensive for them to switch service providers. For additional information about the TAG Business’s relevant competitors, see “Information about the TAG Business — Competition”. The TAG Business’s ability to maintain and enlarge its customer base and strengthen customer engagement will depend on many factors, some of which are out of the TAG Business’s control, including:

•        its ability to continually innovate technologies to keep pace with rapid technological changes;

•        its ability to continually innovate solutions in response to evolving customer demands and expectations and intense market competition;

•        its ability to customize solutions for customers;

•        customer satisfaction with the TAG Business’s solutions, including any new solutions that the TAG Business may develop, and the competitiveness of pricing and payment terms;

•        the effectiveness of the TAG Business’s solutions in helping customers improve efficiency, enhance service quality, and reduce costs;

•        customers’ acceptance of the TAG Business’s pricing models;

•        the TAG Business’s ability to transition customers from “hook products,” which the TAG Business provides at low or even no charge, to products that provide more revenue and better margins; and

•        the success and growth of the TAG Business’s customers, which could be affected by general-economic and market conditions, regulatory developments and other factors.

As many of the TAG Business’s customers are engaged using a transaction-based model, a reduction of transactions by its customers would adversely affect the TAG Business’s business and results of operations. For example, the COVID-19 pandemic may have a negative impact on business growth, project implementation, and the TAG Business’s customers’ usage of its solutions, and thus, the TAG Business’s revenue. See “— Given the significant global health, market, employment and economic impacts of the COVID-19 pandemic and the uncertainty of its duration, the TAG Business may experience negative impacts to its financial and operating performance and business prospects.”

In addition, the TAG Business derived some of its customers either through acquisitions of new businesses or by intra-group referrals. If the TAG Business cannot develop customers organically, conduct as many acquisitions, or receive as many customer referrals as it has historically, it may not be able to grow its customer base as quickly, or at all.

A number of the TAG Business’s business partners are commercial banks and other financial institutions that are highly regulated, and the tightening of laws, regulations, or standards in the financial services industry could harm its business.

A number of the TAG Business’s business partners are commercial banks and other financial institutions that are highly regulated and must comply with complex and changing government regulations and industry standards, which are subject to significant changes, in the various jurisdictions in which they operate. Global, regional, or local regulatory developments, including those in respect of consumer protection, credit availability, risk management, and data privacy, could adversely affect the TAG Business’s customers or otherwise result in a reduction in the volume and frequency of its business transactions.

The TAG Business’s financial institution partners must sometimes include restrictive provisions in their contracts with service providers such as the TAG Business, with respect to security and privacy, ongoing monitoring, risk management, and other limitations. These provisions may increase the TAG Business’s costs, limit the scope of the solutions the TAG Business offers, or otherwise restrict customer access. In addition, the TAG Business’s customers may have less capacity or incentive to purchase solutions from the TAG Business, may pass on their increased costs to the TAG Business, or may cease to use certain of the TAG Business’s solutions. As aspects of the TAG Business’s business employ a broker-based model, any reduction of transactions by the TAG Business’s partners may materially and adversely affect the TAG Business’s business and results of operations.

As a result of such laws and regulations, certain of the TAG Business’s customers have had, or will have, to adjust their business practices in ways that reduce their use of the TAG Business’s solutions, and these types of changes in response to regulatory developments may adversely affect the TAG Business’s business, result of operations, and financial conditions.

Significant increases and decreases in the number of transactions by the TAG Business’s clients can have a material negative effect on the TAG Business’s profitability and its ability to efficiently process and settle transactions.

Significant volatility in the number of client transactions and rebalancing activity may result in operational problems such as a higher incidence of failures to deliver services and errors in processing transactions, and such volatility may also result in increased personnel and related processing costs. The TAG Business may experience adverse effects on its profitability resulting from significant reductions in product sales and may encounter operational problems arising from unanticipated high transaction volume because the TAG Business is not able to control such fluctuations.

In addition, significant transaction volume could result in inaccurate books and records, which would expose the TAG Business to disciplinary action by governmental agencies and other relevant regulators.

Each of OPH, Fintech, and their subsidiaries operate in a competitive and evolving industry; if the TAG Business is unable to compete effectively, it may lose market share.

The market competition in which each of OPH, Fintech, and their subsidiaries operate is intense and all aspects of their business are highly competitive. The TAG Business competes for clients, customers, and personnel directly with other financial advisory firms, securities firms, and, increasingly, with other types of organizations and businesses offering financial services, such as banks and insurance companies. The financial technology services industry in Hong Kong and China is also highly competitive and rapidly evolving. New competitors, including affiliates of financial institutions, traditional IT companies, and internet companies, are entering this market.

The TAG Business primarily faces competition posed by major, existing financial institutions, including traditional banks and insurance agencies. However, the TAG Business also face threats of new players entering its industries, particularly the fintech industry, in Hong Kong and China. See “Information about the TAG Business — Competition”. While the management of the TAG Business believes that the TAG Business has a competitive advantage by having a full suite of financial products (including insurance, investment, and credit) coupled with a captive customer base and well-established infrastructure (including operational capabilities and technology), some of the TAG Business’s competitors may have greater brand recognition, larger customer bases or greater financial, technological, or marketing resources. There can be no assurance that the TAG Business’s competitors will not be able to respond more quickly and effectively than the TAG Business to new or changing opportunities, technologies, standards, or customer requirements, or successfully adapt to significant changes in regulatory and industry environments.

The financial services industry continues to evolve technologically, with an increasing number of firms of all sizes providing lower cost, computer-based “robo-advice” and enhanced digital experiences for clients with previously limited personalized service. Industry and technology changes may result in increased prevalence of robo-advisors. The TAG Business is subject to risk from accelerated industry changes and competitive forces, which have resulted and are expected to continue to result in significant costs for strategic initiatives to respond to such changes. The TAG Business’s ability to compete in its industries is based primarily on a business model designed to serve clients through personalized relationships with financial advisors offering a full-product suite complemented by a low-cost digital platform. The TAG Business may be subject to operational risk if its current business model is unable to keep pace with a rapidly changing environment, which includes client, industry, technology, and regulatory changes. In addition, the TAG Business’s ability to compete and adapt its business model may be impacted by changing client demographics, preferences, and values. If the TAG Business’s services do not meet client needs, it could lose clients, thereby reducing revenues and profitability.

Talent competition among the TAG Business’s competitors also exists for financial advisors, technology specialists, and corporate staff. The TAG Business’s continued ability to expand its business and to compete effectively depends on its ability to attract qualified employees and to retain and motivate current employees. Additionally, during an economic downturn, there is increased risk that the TAG Business’s more successful personnel may leave or be hired away by its competitors, if the TAG Business experiences reduced profitability.

Competition may also result in continued pricing pressures, which may lead to price reductions for the TAG Business’s services and offerings and may adversely affect its profitability and market share. In addition, the TAG Business may face competition from its own customers or financial product providers, who may develop their own solutions internally after they have gained experience and expertise independently or through their use of the TAG Business’s solutions. If the TAG Business is unable to successfully compete in its relevant industries, its business, financial condition, and results of operations may be materially and adversely affected.

If the TAG Business is unable to protect or promote its brand and reputation, its business may be materially and adversely affected.

The brand names and reputation of the TAG Business and its subsidiaries are subject to a variety of factors that are beyond its control. For example, customer complaints about the TAG Business’s services and negative publicity about the financial services industry could diminish consumer confidence in the TAG Business’s solutions. Failure to protect the TAG Business’s customers’ privacy or effectively adopt security measures could have the same effect. Measures that the TAG Business may take from time to time to combat risks of fraud and breaches of privacy and security can damage relations with its customers. These measures heighten the need for prompt and accurate customer service to resolve irregularities. If the TAG Business cannot handle customer complaints effectively or balance different customers’ needs appropriately, its reputation may suffer, and the TAG Business may lose customers’ confidence. Furthermore, the TAG Business may be subject to claims seeking to hold it liable for inaccurate or false information. Any claims, regardless of merit, may force the TAG Business to participate in costly time-consuming litigation or investigations, divert significant management and staff attention, and damage its reputation and brand. In addition, the TAG Business’s reputation may be undermined if its customers and product issuers, many of whom are financial institutions, violate laws and regulations such as financial supervision regulations and anti-money laundering laws, when interacting with the TAG Business’s solutions. Any significant damage to the reputation of the TAG Business or any of its subsidiaries, or to the perceived quality or awareness of its brands or solutions, or any significant failure by the TAG Business to promote and protect its brands and reputation, could make it more difficult for the TAG Business to maintain a good relationship with its customers, promote its services or retain qualified personnel, any of which may have a material adverse effect on the TAG Business’s business.

The TAG Business’s future marketing and efforts to build its brands will likely require it to incur additional expenses. In 2020 and the first half of 2021, the TAG Business changed the branding of many of its group companies to reflect new brands, such as “TAG” and “OnePlatform,” that align with the group’s new approach to the market. These re-branding efforts include obtaining new trademark and domain name registrations, which efforts are ongoing. Increased marketing expenses in the short term may be required to familiarize the TAG Business’s customers and the public with these new brand names. These efforts may not result in increased revenues in the immediate future or at all and, even if they do, any increases in revenues may not offset the expenses incurred. If the TAG Business fails to successfully promote, protect, and maintain its brands while incurring additional expenses, its results of operations and financial condition would be adversely affected, and its ability to grow its business may be impaired.

Given both the TAG Business’s past and the Post-Combination Company’s future relationship with the Legacy Group, any negative development in the Legacy Group’s market position, reputation, or brand recognition may materially and adversely affect the brand image, reputation, and market value of B2B, Fintech, and their subsidiaries or the brand image, reputation, and market value of the Post-Combination Company. See “— The Legacy Group has experienced significant reputational damage in the past in connection with its previous management, which could adversely affect the market prospects and reputation of the TAG Business, and/or the scope and quality of services rendered by the Legacy Group to the TAG Business.”

Breach of the TAG Business’s security measures or those of any third-party cloud computing platform provider, or other third-party service providers, may result in the TAG Business’s data, IT systems, and services being perceived as not being, or actually not being, secure.

Some of the TAG Business’s services involve storage and transmission of its customers and their end-customers’ proprietary and other sensitive data, including financial information and other personally identifiable information. The TAG Business’s security measures may be breached as a result of efforts by individuals or groups of hackers and sophisticated organizations, including by fraudulently obtaining system information of the TAG Business’s employees or customers. The TAG Business’s security measures could also be compromised by employee error or malfeasance, which could result in unauthorized access to, or denied authorized access to, the TAG Business’s IT systems, customers’ data, or its own data, including with respect to the TAG Business’s intellectual property and other confidential business information.

Because the techniques used to breach, obtain unauthorized access to, and sabotage IT systems change frequently, grow more complex over time, and are generally not recognized until launched against a target, the TAG Business may be unable to anticipate or implement adequate measures to prevent such techniques. In addition, the TAG Business is often an early adopter of new technologies and new ways of sharing data and communicating internally and with partners and customers. As its IT systems continue to evolve, this increases their complexity. In addition, the TAG Business’s customers may authorize third-party technology providers to access their customer data, and some of the TAG Business’s customers may not have adequate security measures to protect their data that is stored on the TAG Business’s servers. Because the TAG Business does not control its customers or third-party technology providers, or the processing of such data by third-party technology providers, the TAG Business cannot ensure the integrity or security of such transmissions or processing. Malicious third parties may also conduct attacks designed to temporarily deny customers access to the TAG Business’s services.

A security breach could expose the TAG Business to a risk of loss or inappropriate use of proprietary and sensitive data, or the denial of access to this data. A security breach could also result in a loss of confidence in the security of its services, damage the TAG Business’s reputation, negatively impact future sales, disrupt its business, and lead to legal liability. Finally, the detection, prevention, and remediation of known or potential security vulnerabilities, including those arising from third-party hardware or software, may result in additional direct and indirect costs, for example, the TAG Business may be required to purchase additional infrastructure or its remediation efforts may degrade the performance of the TAG Business’s solutions.

Unexpected network interruptions, security breaches, or computer virus attacks and failures in the TAG Business’s information technology systems could have a material adverse effect on its business, financial condition, and results of operations.

The TAG Business’s information technology systems support all phases of its operations and are an essential part of the group’s technology infrastructure. The robust reliability of the TAG Business’s platform is one of its competitive strengths that it relies on to attract and retain customers. If the TAG Business’s systems fail to perform, it could experience disruptions in operations, slower response times, or decreased customer satisfaction. The TAG Business must process, record, and monitor a large number of transactions, and its operations are highly dependent on the integrity of its technology systems and its ability to make timely enhancements and additions to such systems. System interruptions, errors, or downtime can result from a variety of causes, including unexpected interruptions to the internet infrastructure, technological failures, changes to systems, changes in customer usage patterns, linkages with third-party systems, and power failures. The TAG Business’s systems are also vulnerable to disruptions from human error, execution errors, errors in models such as those used for risk management and compliance, employee misconduct, unauthorized trading, external fraud, computer viruses, denial of service attacks, computer viruses or cyber-attacks, terrorist attacks, natural disaster, power outage, capacity constraints, software flaws, events impacting the TAG Business’s key business partners and vendors, and other similar events.

While the TAG Business has in the past experienced network interruptions, which did not have a material adverse impact on the business, its business depends on the performance and reliability of the internet infrastructure. There can be no assurance that the internet infrastructure that the TAG Business depends on will remain sufficiently reliable for its needs. Any failure to maintain the performance, reliability, security, or availability of its network infrastructure may cause significant damage to its ability to attract and retain customers. Major risks involving the TAG Business’s network infrastructure include:

•        breakdowns or system failures resulting in a prolonged shutdown of its servers;

•        disruption or failure in the national backbone networks in Hong Kong, China, and the other markets where the TAG Business operates, which would make it impossible for customers to access the TAG Business’s solutions;

•        damage from natural disasters or other catastrophic events such as typhoons, volcanic eruptions, earthquakes, floods, telecommunications failures, or other similar events; and

•        any infection by or spread of computer viruses or other system failures.

Any network interruption or inadequacy that causes interruptions in the availability of the TAG Business’s platform or deterioration in the quality of access to its solutions could reduce customer satisfaction and result in a reduction in the activity level of the TAG Business’s customers. Furthermore, increases in the volume of traffic on the TAG Business’s platform could strain the capacity of its existing computer systems and bandwidth, which could lead to slower response times or system failures. This strain could cause a disruption or suspension in the TAG Business’s service delivery, which could, in turn, hurt its brand and reputation. The TAG Business may need to incur additional costs to upgrade its technology infrastructure and computer systems to accommodate increased demand if it anticipates that its systems cannot handle higher volumes of traffic and transaction in the future. In addition, it could take an extended period to restore full functionality to its technology or other operating systems in the event of an unforeseen occurrence, which could affect the TAG Business’s ability to deliver its solutions. There can be no assurance that the TAG Business will not suffer unexpected losses, reputational damage, or regulatory actions due to technology or other operational failures or errors, including those of the TAG Business’s vendors or other third parties.

The TAG Business’s inability to use software licensed from third parties, including open-source software, could negatively affect its ability to sell its solutions and subject it to possible litigation.

The TAG Business’s technology platform incorporates software licensed from third parties, including open-source software, which the TAG Business uses without charge. Although the TAG Business monitors its use of open-source software, the terms of many open-source licenses that it is subject to have not been interpreted by courts, and there is a risk that these licenses could be construed to impose unanticipated conditions or restrictions on its ability to provide its solutions. In addition, the terms of open-source software licenses may require the TAG Business to provide software that it develops to others on unfavorable license terms. For example, certain open-source licenses may require the TAG Business to offer the components of its platform that incorporate open-source software for free, to make source code for modifications or derivative works available to others, and to license such modifications or derivative works under the terms of the particular open-source license.

In addition, the TAG Business could be required to seek licenses from third parties to continue offering its solutions, and these types of licenses may not be available or may be on terms not acceptable to the TAG Business. Alternatively, the TAG Business may need to re-engineer its solutions or discontinue using certain functionalities of its solutions. The TAG Business’s inability to use third-party software could result in business disruptions, or delays in developing future offerings or enhancements of its existing solutions, which could materially and adversely affect the TAG Business’s business and results of operations.

Given the significant global health, market, employment and economic impacts of the COVID-19 pandemic and the uncertainty of its duration, the TAG Business may experience negative impacts to its financial and operating performance and business prospects.

Since December 2019, the COVID-19 pandemic has adversely affected global business activities and resulted in significant uncertainty in the global economy and volatility in financial markets. The Chinese and Hong Kong governments have issued temporary measures to limit large gatherings and imposed travel restrictions to contain the outbreak of COVID-19, which hampered business volume from mainland Chinese customers. With social distancing measures having been implemented to curtail the spread of COVID-19, businesses in Hong Kong, such as the TAG Business, which often use in-person consultations for new business production faced a slowdown. In addition, Hong Kong has suspended mainland tourists’ free travel and requested those who travel from mainland China and enter Hong Kong to undergo quarantine. The resurgence of the Omicron variant of COVID-19, which is presently thought to be the most transmissible and contagious variant of COVID-19, has caused a surge in COVID-19 cases in Hong Kong and mainland China, since March 2022, and led to government responses to combat the wave of infections. The TAG Business’s operations have accordingly been negatively affected by delays in project implementation, on-site work, business development, client interaction and general uncertainties surrounding the effective and timely constraint of COVID-19. Further economic or market events could negatively impact the operations and financial results of the TAG Business. The TAG Business’s business operations could be disrupted if any of its employees contracts COVID-19 or any other epidemic disease, since it could require such employees to be quarantined and/or offices to be closed for disinfection or other remedial measures. The TAG Business has experienced labor constraints resulting from COVID-19-related quarantine measures and may experience employee turnover due to resistance to vaccine mandates imposed by local governments or the customers. Customer usage of the TAG Business’s services and solutions, particularly in-person financial advisory services offered by OPH and its subsidiaries, and its corresponding revenue may also be adversely affected. See “Information about the TAG Business — COVID-19 Response” for information on how the TAG Business has responded to the pandemic.

The outbreak of COVID-19 and the resulting widespread health crisis has also adversely affected economies and financial markets globally, which could result in an economic downturn that could affect the demand for the TAG Business’s products and future revenue and operating results. The outlook for the COVID-19 pandemic remains fluid, and its long-term implications on the TAG Business and its results of operations are uncertain. The extent to which this outbreak impacts the operating results of the TAG Business will depend on future developments, which are highly uncertain and unpredictable, including new information that may emerge concerning the severity of the pandemic (including the spread of variants of COVID-19) and future actions, if any, to contain or cure it.

The TAG Business’s business in the credit industry requires sufficient liquidity to maintain its business activities, and it may not always have access to sufficient funds.

Liquidity, or ready access to funds, is essential to the TAG Business’s business, particularly its money lending business through OnePlatform Credit Limited (“OCL”) and Hong Kong Credit Corporation Limited (“HKCC”). A tight credit market could have a negative impact on the ability of either or both of OCL and HKCC to maintain sufficient liquidity to meet their working capital needs and to meet regulatory requirements. Short-term and long-term financing are two sources of liquidity that could be affected by a tight credit market. In a tight credit market, lenders may reduce their loan amounts. There can be no assurance that financing will be available at attractive terms, or at all, in the future. Additionally, the TAG Business’s access to funds held at the broker-dealer is subject to regulatory capital requirements and may require approval from regulators. A significant decrease in the TAG Business’s access to funds could negatively affect its business, financial management, and reputation in the industry.

The TAG Business’s business is impacted by interest rates, and its profitability could be negatively impacted by a low or a negative interest rate environment.

Presently the TAG Business has no significant interest-bearing assets, meaning that the TAG Business’s income and operating cash flows are substantially independent of changes in market interest rates. However, the TAG Business’s financial performance, particularly with respect to its money lending business, through OnePlatform Credit Limited and Hong Kong Credit Corporation Limited, is directly affected by, and subject to substantial volatility from changes in prevailing interest rates. Due to the unprecedented events surrounding the COVID-19 pandemic along with the associated severe market dislocation, there are additional factors that contribute to uncertainty and unpredictability concerning current interest rates, future interest rates, and potential negative interest rates.

Although the TAG Business does not currently expect a sustained negative interest rate environment, as evidenced by the announcement and implementation of recent raises in federal interest rates in the United States, it proactively manages interest rate risk by varying the issuance and maturity dates of its variable rate debt, limiting the amount of its variable rate debt, and continually monitoring the effects of market changes in interest rates. Nevertheless, if a sustained negative interest rate environment were to occur, the TAG Business’s profitability could be negatively impacted by reductions in interest rate revenue on its loan products, additional costs with third parties to hold both firm and client cash deposits, and potential additional expenditures related to cash solutions products.

The TAG Business is subject to credit risk due to the nature of the transactions it processes for its clients.

The TAG Business is exposed to the risk that third parties who owe it money, securities, or other assets will not meet their obligations. Many of the transactions in which the TAG Business engages expose it to credit risk in the event of default by its counterparty or client, such as loans or cash balances held at major financial institutions. In addition, the TAG Business’s credit risk may be increased when the collateral it holds cannot be realized or is liquidated at prices insufficient to recover the full amount of the obligation due to the TAG Business. Financial instruments that potentially subject the TAG Business to credit risk consist of cash equivalents, restricted cash, accounts, and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board pays compensation up to a limit of HK$500,000 (approximately US$64,493) if the bank with which an individual/a company hold its eligible deposit fails. The TAG Business maintains cash and other funds in escrows at financial institutions in Hong Kong, which can be subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness, and there can be no assurance that they will remain of high credit quality.

The TAG Business evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. Nonetheless, there can be no assurance that its customers will not default on their obligations or otherwise expose the TAG Business to the negative impacts of credit risk.

Restrictions imposed by the outstanding indebtedness and any future indebtedness of the TAG Business may limit its ability to operate its business and to finance its future operations or capital needs or to engage in acquisitions or other business activities necessary to achieve growth.

The terms of the outstanding indebtedness of the TAG Business and any future indebtedness may restrict the TAG Business or its subsidiaries from taking certain actions, including, among other things:

•        incurring additional indebtedness;

•        creating or incurring liens;

•        paying dividends and distributions on, or purchase, redeem, defease, or otherwise acquire or retire for value, capital stock;

•        making repayments or repurchases of debt that is contractually subordinated with respect to right of payment or security;

•        creating negative pledges or restrictions on the payment of dividends or payment of other amounts owed from subsidiaries;

•        making acquisitions, investments, loans (including guarantees), advance or capital contributions;

•        engaging in consolidations, amalgamations, mergers, liquidations, dissolutions, dispositions and/or selling, transferring, or otherwise disposing of assets, including capital stock of subsidiaries;

•        entering into certain sale and leaseback transactions;

•        engaging in certain transactions with affiliates; or

•        changing material lines of business.

There can be no guarantee that the TAG Business will be able to maintain compliance with any such covenants or, if the TAG Business fails to do so, that it will be able to obtain waivers from the lenders and/or amend the covenants. Even if the TAG Business complies with all of the applicable covenants, the restrictions on the conduct of business could adversely affect the TAG Business by, among other things, limiting its ability to take advantage of financings, mergers, acquisitions, investments, and other corporate opportunities that may be beneficial to business.

A breach of any of the covenants in existing or future credit agreements could result in an event of default, which, if not cured or waived, could trigger acceleration of indebtedness and an increase in the interest rates applicable to such indebtedness, and may result in the acceleration of or default under any other debt the TAG Business may incur in the future to which a cross-acceleration or cross-default provision applies. Any such acceleration of indebtedness could have a material adverse effect on the business, results of operations, and financial condition of the TAG Business. In the event of any default under existing or future credit facilities of the TAG Business, the applicable lenders could elect to terminate borrowing commitments and declare all borrowings and loans outstanding, together with accrued and unpaid interest and any fees and other obligations, to be due and payable. In addition, if the TAG Business was to grant a security interest in a significant portion of its assets to secure obligations under a lending agreement, the applicable lenders, during the existence of an event of default, could exercise their rights and remedies thereunder, including by way of initiating foreclosure proceedings against any assets constituting collateral for obligations of the TAG Business as borrower.

The TAG Business’ performance depends on key management and personnel, who are anticipated to continue in substantially similar roles in the Post-Combination Company. Any failure to attract, motivate and retain staff could severely hinder the Post-Combination Company’s ability to maintain and grow the TAG Business.

The future success of the TAG Business is significantly dependent upon the continued service of a handful of its key personnel, many of whom currently fill senior management roles within the Legacy Group and act as directors for the various members of the Legacy Group. The TAG Business and AGBA anticipate that these key personnel will continue in their current roles in the Post-Combination Company. See “Directors, Executive Officers, and Corporate Governance — Directors and Executive Officers after the Business Combination”. If the TAG Business loses the services of any member of management or other key personnel, it may not be able to locate suitable or qualified replacements, and it may incur additional expenses to recruit and train new staff, which could severely disrupt its business and growth, therefore materially and adversely affecting the TAG Business’s business, financial condition, results of operations, and prospects. In addition, although the TAG Business has entered into confidentiality and noncompetition agreements with its management and other key personnel which are expected to be replicated for the Post-Combination Company, there is no assurance that any member of the management team and such personnel will not join its competitors or form a competing business. If any dispute arises between the TAG Business’s current or former personnel and the TAG Business and/or the Post-Combination Company, the TAG Business and/or the Post-Combination Company may have to incur substantial costs and expenses in order to enforce such agreements in Hong Kong or elsewhere (as relevant), and the TAG Business and/or the Post-Combination Company may not be able to enforce them at all.

The wide range and diversity of the services and solutions that the TAG Business provides may require the hiring and retention of a wide range of experienced personnel who can adapt to a dynamic, competitive, and challenging business environment. The Post-Combination Company will need to continue to attract and retain experienced and capable personnel at all levels as it expands its business and operations. Competition for talent in Hong Kong’s and China’s financial technology industry is particularly intense, and the availability of suitable and qualified candidates is limited. See “ — Each of OPH, Fintech, and their subsidiaries operate in a competitive and evolving industry; if the TAG Business is unable to compete effectively, it may lose market share.” Competition for these individuals could cause the Post-Combination Company to offer higher compensation and other benefits to attract and retain them. In addition, even if Post-Combination Company did offer higher compensation and other benefits, there can be no assurance that these individuals would choose to join, or continue working for, the Post-Combination Company.

The Legacy Group has experienced significant reputational damage in the past in connection with its previous management, which could adversely affect the market prospects and reputation of the TAG Business, and/or the scope and quality of services rendered by the Legacy Group to the TAG Business.

Prior to December 2017, the Legacy Group dismissed certain executive directors from the board of Convoy Global, as the result of alleged inappropriate activities or personal misconduct causing harm to the Legacy Group. Although the Legacy Group has installed new management since 2017 and the TAG Business is legally distinct from the Legacy Group in all material respects, the historical issues with the Legacy Group’s previous management may have a reputational impact on the TAG Business, which may, in turn, impact its prospects. Given the TAG Business’s historical link to the Legacy Group, the reputation of the TAG Business with customers and in the market may suffer from its connection with the Legacy Group, which could adversely impact the business, financial condition, results of operations, and prospects of the TAG Business.

In connection with the actions of its past management, the Legacy Group has fully cooperated with the investigation by Hong Kong regulatory authorities, and as a safeguard, Convoy Global voluntarily suspended trading of its shares on the Hong Kong Stock Exchange. While the current management of the Legacy Group has stated that it has made considerable progress in both strengthening the corporate governance and internal controls of the group and rehabilitating the group’s reputation in the market, as described further in the section entitled “Information about the TAG Business — Historical Reputational Impact of the Legacy Group”, there can be no assurance that the efforts undertaken to date, and those taken in the future, will be sufficient to meet either the goals of the current management or the public’s expectations, or mitigate the historical reputational impact by association on the TAG Business.

In addition to the potential reputational impact on the TAG Business, the prospects of the Legacy Group may also affect the operations of the TAG Business to the extent of services to be provided by the Legacy Group to the TAG Business and the Post-Combination Company. Given the anticipated continuing relationship between TAG Business, the Post-Combination Company, and the Legacy Group following the Business Combination (see “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business”) and the overlap between the management of the TAG Business, the Post-Combination Company, and the Legacy Group (see “Directors, Executive Officers, and Corporation Governance — Directors and Executive Officers of the TAG Business”), any failure of the new internal corporate controls within the Legacy Group may impact the business, financial condition, and results of operations of the Legacy Group, which, in turn, may impact the group’s ability to provide services — administrative, managerial, or otherwise — to the TAG Business, which could in turn have an negative impact on the business, financial condition, results of operations, and prospects of the TAG Business and the Post-Combination Company.

If the TAG Business cannot maintain its corporate culture, it could lose the innovation, collaboration, and focus on the mission that contribute to its business.

The TAG Business believes that a critical component of its success is its corporate culture and its deep commitment to its mission. The TAG Business believes that this mission-based culture fosters innovation, encourages teamwork, and cultivates creativity. The mission defines its business philosophy as well as the emphasis that it places on its clients and customers, its employees, and its culture that is consistently reinforced to and by its team members. See “Information about the TAG Business — The TAG Business’s People.”

As a result of COVID-19, a significant portion of the TAG Business’s team members have had to adjust their work schedules, including working remotely at times and abiding by local COVID-19 government protocols, and there is a risk that over time such remote operations may decrease the cohesiveness of its teams and its ability to maintain its culture, both of which are integral to its success. Indeed, the TAG Business has suffered from significant disruption to operational activities and staffing shortages, which could have a material adverse effect on its business, financial condition and results of operation. If the TAG Business, or the Post-Combination Company following the Business Combination, is unable to preserve its culture, this could negatively impact its future success, including its ability to attract and retain team members, encourage innovation and teamwork, and effectively focus on and pursue its mission and corporate objectives.

Substantially all of the TAG Business’s operations are housed in one location. If the facilities are damaged or rendered inoperable by natural or man-made disasters, the TAG Business’s business may be negatively impacted.

In July 2020, the Legacy Group consolidated its offices in Hong Kong and moved into a new headquarters at Trust Tower in one of Hong Kong’s central business districts, to promote efficiency. The new headquarter adopts an open-office design throughout the entire building to minimize overall expenses, promote collaborative culture, and create a more flexible workspace environment. See “Information about the TAG Business — Property”.

As a result of this move, substantially all operations of the TAG Business are housed in one building. Certain subsidiaries of the TAG Business compensate the Legacy Group for the use of their office space through existing service agreements. See “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business”. Trust Tower, and the TAG Business’s office therein, could be harmed or rendered inoperable by natural or man-made disasters, including earthquakes, fires, power shortages, telecommunications failures, water shortages, floods, hurricanes, typhoons, extreme weather conditions, medical epidemics, and other natural or man-made disasters, pandemics, epidemics, or other business interruptions, including the COVID-19 pandemic. If due to such disaster a significant portion of the TAG Business’s team members must work remotely for an extended period, the TAG Business’s business may be negatively impacted. See “— If the TAG Business cannot maintain its corporate culture, it could lose the innovation, collaboration, and focus on the mission that contribute to its business.”

On January 25, 2022, the TAG Business purchased an office building located at Kaiseng Commercial Centre, No 4 & 6, Hankow Road, Kowloon, Hong Kong from the Legacy Group for a consideration of approximately US$8.0 million. The purchase price was offset by the deduction of a previously paid earnest deposit of US$7.2 million and partially settled by cash. The management of the TAG Business expects to use this office building for its own occupancy and to meet its anticipated business expansion in the foreseeable period. This transaction is not expected to affect the existing Trust Tower lease or current administrative service agreements.

The TAG Business may not be able to identify or pursue suitable acquisition or expansion opportunities or achieve optimal results in future acquisitions or expansions, and it may encounter difficulties in successfully integrating and developing acquired assets or businesses.

To further grow its businesses and increase its competitiveness and profitability, the TAG Business intends to continue expanding its services and solutions in both Hong Kong and China. The TAG Business has been actively looking for acquisition or expansion opportunities that may be beneficial. Over the past few years, Fintech has invested in a number of companies in the fintech space, such as Tandem (see “Information about the TAG Business — Fintech”). The TAG Business is also currently in active discussions to establish a strategic partnership with a top asset manager in China to provide offshore insurance solutions to its over 20 million customers with a total AUM over US$ 120 billion (see “Information about the TAG Business — Strategic Growth Plans of the TAG Business — Strategic Enablers to Capture GBA Opportunities”). The TAG Business will continue to seek opportunities for acquisition and expansion. However, acquisitions or expansions may not be successfully completed, and the TAG Business may not be able to find or consummate suitable acquisition or expansion alternatives. Any expansion of the TAG Business into China may also involve risks related to business operating in China (see — “The TAG Business’s potential expansion of activities in China is subject to various risks”). If the TAG Business successfully completes any acquisition or expansion, it may raise financing, either in the capital markets or in the form of bank financing, to cover all or part of the purchase price, which will lead to changes to the TAG Business’s capital structure and may restrict the TAG Business and their subsidiaries in other ways. In addition, to the extent that any of these business initiatives are funded through the issuance of equity or convertible debt securities, the ownership interest of the TAG Business’s shareholders could be diluted.

The TAG Business has acquired and may in the future acquire other businesses or companies with advanced financial technologies, leading financial technology products, valuable intellectual property, or other businesses or assets with capabilities and strategies that the management of the TAG Business believes are complementary to and are likely to enhance its businesses. However, there can be no assurance that the TAG Business will be able to identify attractive acquisition targets, negotiate favorable terms, obtain necessary government approvals or permits, complete necessary registrations or filings, or obtain necessary funding to complete these acquisitions on commercially acceptable terms, or at all.

Acquisitions and expansions involve numerous risks, including potential difficulties in retaining and assimilating personnel, risks and difficulties associated with integrating the operations and culture of the TAG Business, diversions of management attention and other resources, lack of experience and industry and market knowledge of the new businesses, risks and difficulties associated with complying with laws and regulations related to the acquisitions and the TAG Business, and failure to properly identify problems with acquisition targets through the due diligence process. In addition, acquisitions and expansions may significantly stretch the TAG Business’s capital, personnel, and management resources and, as a result, the TAG Business may fail to manage its growth effectively. Any new acquisition or expansion plans may also result in its inheritance of debts and other liabilities, assumption of potential legal liabilities in respect of the new businesses, and incurrence of impairment charges related to goodwill and other intangible assets, any of which could harm the TAG Business’s business, financial condition, and results of operations. In particular, if any new businesses the TAG Business acquires fail to perform as expected, the TAG Business may be required to recognize a significant impairment charge, which could materially and adversely affect its business, financial condition, and results of operations. There may also be established players in these sectors and markets that enjoy significant market share, and it may be difficult for the TAG Business to win market share from them. Furthermore, some of the overseas markets that the TAG Business may target may have high barriers of entry for foreign players. There can be no assurance that the TAG Business’s acquisition or expansion plans will be successful. As a result, there can be no assurance that the TAG Business will be able to realize the strategy behind an acquisition or expansion plan, reach the desired level of operational integration, or achieve its investment return targets.

Members of the TAG Business and their directors, management, and employees currently are and may in the future be subject to litigation and regulatory investigations and proceedings, and any adverse findings may have a material adverse effect on the TAG Business’s business, results of operations, financial condition, and prospects and harm its reputation.

Many aspects of the TAG Business’s business involve substantial litigation and regulatory risks, and members and management of the TAG Business may be subject to claims and lawsuits in the ordinary course of their business or in connection with the Legacy Group. The TAG Business is also, from time to time, subject to examinations, informal inquiries and investigations by regulatory and other governmental agencies. In the ordinary course of business, the TAG Business is also subject to arbitration claims, lawsuits, and litigation, either as plaintiff or defendant. Please refer to “Information about the TAG Business — Litigation” for information on material, active cases, as of the date of this proxy statement.

Actions brought against the TAG Business may result in settlements, injunctions, fines, penalties, or other results adverse to the directors, management, and employees of the TAG Business, or TAG Business itself, that could harm its business, financial condition, results of operations, and reputation. Any action against the directors, management, and employees of the TAG Business, or TAG Business itself, even those without merit and even if the relevant party is successful in defending itself against them, may cause the TAG Business to incur significant costs, and could place a strain on its financial resources, divert the attention of management from its core business, and harm its reputation. A significant judgment or regulatory action against the directors, management, and employees of the TAG Business, or TAG Business itself, or a material disruption in the business of the TAG Business arising from adverse adjudications in proceedings against its directors, officers or employees would have a material adverse effect on its liquidity, business, financial condition, results of operations, reputation, and prospects.

As a publicly listed company, the Post-Combination Company may face additional exposure to claims and lawsuits. These claims could divert management’s time and attention away from its business and result in significant costs to investigate and defend, regardless of the merits of the claims. In some instances, the Post-Combination Company may elect or be forced to pay substantial damages if it is unsuccessful in its efforts to defend against these claims, which could harm its reputation, business, financial condition, and results of operations.

The TAG Business and its subsidiaries implement policies and conduct regular compliance training designed to deter wrongdoing, promote honest and ethical conduct, and ensure the accuracy of financials and other public communications as well as compliance with applicable governmental laws, rules, and regulations. However, there can be no assurance that all of the TAG Business’s directors, management, and employees will strictly abide by these rules and policies, or that the TAG Business can effectively and timely deter, detect, and remedy all misconduct. Any gross misconduct by the TAG Business’s directors, management, and employees, including, but not limited to those in relation to commercial, labor, employment, financial, operational, accounting, auditing or securities matters may lead to investigations and/or litigation and have a material adverse impact on the TAG Business’s business, financial condition and results of operations, and harm its reputation.

The TAG Business may not have sufficient insurance coverage to cover its business risks.

The TAG Business maintains insurance to cover its potential exposure for claims and losses. However, its insurance coverage may be inadequate or unavailable to protect the TAG Business fully, and it may not be able to acquire any coverage for certain types of risks such as business liability or service disruptions, and its coverage may not be adequate to compensate the TAG Business for all losses that may occur, particularly with respect to loss of business or operations. Any business disruption, litigation, regulatory action, outbreak of epidemic disease, or natural disaster could also expose the TAG Business to substantial costs and resource diversion. There can be no assurance that the TAG Business’s existing insurance coverage will be sufficient to prevent it from any loss or that it will be able to successfully claim its losses on a timely basis, or at all. If the TAG Business incurs any loss that is not covered by its existing insurance policies, or the amount of compensation that it receives is significantly less than its actual loss, the TAG Business’s business, financial condition and results of operations could be materially and adversely affected.

Any failure to protect the intellectual property rights of the TAG Business or its subsidiaries or to ensure the continuing right to own, use or license all intellectual property required for its operations could impair its ability to protect its proprietary technology and its brand.

The TAG Business’s success and ability to compete depends in part upon its intellectual property. As of the date of this proxy statement, the TAG Business and its subsidiaries portfolio of intellectual property includes, primarily, domain names and trademarks. The TAG Business is currently in the process of re-branding its business, and as part of this exercise, the TAG Business is in the process of obtaining domain names and trademark registrations for its new brands, such as “TAG and “OnePlatform.” The TAG Business primarily relies on copyright, trade secret and trademark laws, trade secret protection and confidentiality or license agreements with its employees, customers, partners and others to protect its intellectual property rights. The steps that the TAG Business takes to secure, protect, and enforce its current and future intellectual property rights may be inadequate. The TAG Business may not be able to obtain any further trademarks or patents, its current intellectual property could be invalidated, its competitors could design their products around the TAG Business’s current technology, or it could lose access to third party intellectual property on which it may rely.

In order to protect its intellectual property rights, the TAG Business may be required to spend significant resources to monitor and protect these rights. Litigation brought to protect and enforce its intellectual property rights could be costly, time consuming and distracting to the management of the TAG Business and could result in the impairment or loss of its intellectual property. Furthermore, the efforts of the TAG Business to enforce its intellectual property rights may be met with defenses, counterclaims and countersuits attacking the validity and enforceability of its intellectual property rights. Accordingly, the TAG Business may not be able to prevent third parties from infringing upon or misappropriating its intellectual property. Any failure to secure, protect and enforce its intellectual property rights could substantially harm the value of the TAG Business’s technology, products, brand, and business.

The TAG Business may not be able to prevent others from unauthorized use of its intellectual property, which could harm its business and competitive position.

The TAG Business regards its trademarks, domain names, trade secrets, and other intellectual property as critical to its business. Unauthorized use of the TAG Business’s intellectual property by third parties may adversely affect its business and reputation. The TAG Business relies on a combination of intellectual property laws and contractual arrangements to protect its proprietary rights. It is often difficult to register, maintain, and enforce intellectual property rights in countries or regions with less developed regulatory regimes or inconsistent and unreliable enforcement mechanisms. Sometimes laws and regulations are subject to interpretation and enforcement and may not be applied consistently due to the lack of clear guidance on statutory interpretation. Legal standards relating to the validity, enforceability, and scope of protection of intellectual property rights in other countries are uncertain and may afford little or no effective protection of the TAG Business’s proprietary technology, and the risk of intellectual property misappropriation may be higher in these countries. Consequently, the TAG Business may be unable to prevent its proprietary technology from being infringed or exploited abroad, which could affect its ability to expand into international markets or require costly efforts to protect its technology. The TAG Businesses are in the process of obtaining new domain names and trademark registrations in connection with their ongoing re-branding efforts. Failure to promptly obtain such registrations or otherwise fully project such intellectual property may expose the TAG Business to intellectual property related risks, which may materially and adversely affect its business, financial condition and results of operations.

In addition, the TAG Business’s contractual agreements, including IP assignment arrangements in employment contracts, may be breached by counterparties, and there may not be adequate remedies available to the TAG Business for any such breach. Accordingly, the TAG Business may not be able to effectively protect its intellectual property rights or to enforce its contractual rights in Hong Kong, China, or other jurisdictions in which the TAG Business operates. Detecting and preventing any unauthorized use of the TAG Business’s intellectual property is difficult and costly, and the steps the TAG Business has taken may be inadequate to prevent infringement or misappropriation of its intellectual property. If the TAG Business resorts to litigation to enforce or protect its intellectual property rights, such litigation could result in substantial costs and a diversion of its managerial and financial resources. There can be no assurance that the TAG Business will prevail in such litigation. In addition, the TAG Business’s trade secrets may be leaked or otherwise become available to, or be independently discovered by, its competitors, and, in that case, the TAG Business would have no right to prevent others’ use of them.

The TAG Business may be subject to intellectual property infringement claims, which may be expensive to defend and may disrupt its business and operations.

There can be no certainty that the operations or any aspects of the TAG Business do not or would not infringe upon or otherwise violate patents, copyrights, trademarks, or other intellectual property rights held by third parties. The TAG Business may be subject to penalties, legal proceedings, and claims relating to the intellectual property rights of others. In addition, there may be other third-party intellectual property that is infringed by the TAG Business’s solutions, services, or other aspects of its business. There could also be intellectual properties that the TAG Business is not aware of that the TAG Business’s solutions or services may inadvertently infringe. To the extent that the TAG Business seeks to register any new intellectual property, there can be no assurance that such applications will be approved, that any issued intellectual property rights would adequately protect the TAG Business’s intellectual property, or that such intellectual properties would not be challenged by third parties or found by competent authority to be invalid or unenforceable.

There can be no assurance that holders of patents purportedly relating to some aspect of the TAG Business’s technology platform or business, if any such holders exist, would not seek to enforce these patents against the TAG Business in Hong Kong, China, or any other jurisdictions. Furthermore, the application and interpretation of PRC patent laws and the procedures and standards for granting patents in the PRC are still evolving and are uncertain, and there can be no assurance that PRC courts or regulatory authorities would agree with the TAG Business’s analysis. If the TAG Business is found to have violated the intellectual property rights of others, it may be subject to liability for its infringement activities or may be prohibited from using such intellectual property, and it may incur licensing fees or be forced to develop alternatives of its own. In addition, the TAG Business may incur significant expenses, and may be forced to divert management’s time and other resources from its business and operations to defend against these third-party infringement claims, regardless of their merits. Successful infringement or licensing claims made against the TAG Business may result in significant monetary liabilities and may materially disrupt its business and operations by restricting or prohibiting its use of the intellectual property in question, which may materially and adversely affect its business, financial condition, and results of operations.

Additionally, registering, managing, and enforcing intellectual property rights in the PRC is often difficult. Statutory laws and regulations may not be applied consistently due to the lack of clear interpretation guidance.

Certain members of the TAG Business’s group have registered for certain trademarks in Hong Kong, China, and Taiwan. See “Information about the TAG Business — Intellectual Property.” However, third parties may file applications to register the same or similar trademarks. In addition, third parties may object its registrations, and the relevant trademark authority may not rule in the TAG Business’s favor in such disputes. If the TAG Business’s trademarks are revoked or otherwise canceled, the TAG Business may be prohibited from using those trademarks in its business operations, and the TAG Business may need to change certain of its products logos, which may have an adverse effect on its business and operations.

OPH, Fintech, and certain of their subsidiaries are party to a number of related party transactions, which may result in interdependence or potential conflicts of interest.

In the ordinary course of their business, members of the TAG Business’s group have transactions with related parties. Related parties may be individuals (being members of key management personnel and/or their close family members) or other entities and include entities which are under the significant influence of related parties of the TAG Business’s group, including the Legacy Group. These agreements and other related party transactions are described in greater detail in “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business” and the Notes to the Financial Statements of the TAG Business. Such interdependence may mean that any material adverse changes in the operations or financial condition of related parties could adversely affect the TAG Business’s results of operations. AGBA and the TAG Business expect that, following the Business Combination, the Post-Combination Company will continue to enter into transactions with related parties.

While the TAG Business employs strong corporate governance provisions and related party transaction policies that require such transaction to be conducted on an arm’s length basis, there can be no assurance that relevant government regulators will make the same conclusion with respect to such transactions. Further, there can be no assurance that such related party transactions, if questioned, will not have an adverse effect on the TAG Business’s business or results of operations.

The TAG Business operates in a variety of heavily regulated industries in Hong Kong and globally, which expose its business activities to risks of noncompliance with an increasing body of complex laws and regulations.

Due to the heavily regulated nature of the industries in which OPH, Fintech, and their subsidiaries operate, primarily the insurance, MPF, asset management industries, and money lending industries, the TAG Business and certain of its subsidiaries are required to comply with a wide array of Hong Kong laws and regulations that regulate, among other things, the manner in which they conducts their businesses, which of the TAG Business’s operating entities can provide certain services, and the fees that they may charge. Governmental authorities and various Hong Kong agencies, including, among others, the Insurance Authority, the Mandatory Provident Fund Authority, the Securities and Futures Commission, and the Inland Revenue Department, have broad oversight and supervisory authority over the TAG Business. For additional information on these regulations, see the section of this proxy statement titled “Regulations.”

Because of the financial services that the TAG Business offers, each of OPH, Fintech, and their subsidiaries that engages in the relevant service must be licensed in Hong Kong as well as all relevant jurisdictions that require licensure and must comply with each such jurisdiction’s respective laws and regulations, as well as with judicial and administrative decisions applicable to it. Presently subsidiaries of the TAG Business in Hong Kong maintain Insurance Broker Licenses, SFC Licenses, and Money Lenders Licenses, in addition to their business registrations with the Hong Kong Companies Registry. In addition, these companies are currently subject to a variety of, and may in the future become subject to additional, laws that are continuously evolving and developing, including laws on advertising, as well as privacy laws. See “Regulation” for additional information.

These licensing requirements and other regulations directly impact the TAG Business’s business and require ongoing compliance, monitoring, and internal and external audits as they continue to evolve and may result in ever-increasing public scrutiny and escalating levels of enforcement and sanctions. Subsequent changes to data protection and privacy laws, for instance, could impact how the TAG Business processes personal information, and therefore limit the effectiveness of its products or services or its ability to operate or expand its business, including limiting strategic partnerships that may involve the sharing of personal information. See “— Failure to comply with existing or future laws and regulations related to data protection or data security could lead to liabilities, administrative penalties or other regulatory actions, which could negatively affect the TAG Business’s operating results, business, and prospects.”

Both the scope of the laws and regulations and the intensity of the supervision to which the TAG Business is subject have increased over time, in response to financial crises as well as other factors such as technological and market changes. Regulatory enforcement and fines have also increased across the financial services sector in Hong Kong, China, and the other markets where the TAG Business operates. The management of the TAG Business expects that its business will remain subject to extensive regulation and supervision. These regulatory changes could result in an increase in the TAG Business’s regulatory compliance burden and associated costs and place restrictions on its operations. The TAG Business’s failure to comply with applicable licensing requirements and relevant laws and regulations could lead to, among other things:

•        loss of its licenses and approvals to engage in its businesses;

•        damage to its reputation in the industry;

•        governmental investigations and enforcement actions;

•        administrative fines and penalties and litigation;

•        civil and criminal liability, including class action lawsuits;

•        increased costs of doing business;

•        diminished ability to sell financial products;

•        inability to raise capital; and

•        inability to execute on its business strategy, including its growth plans.

As applicable licensing requirements and laws evolve, it may be more difficult for the management of the TAG Business to identify these developments comprehensively, to interpret changes accurately, and to train the TAG Business’s employees effectively with respect to these laws and regulations. These difficulties potentially increase the TAG Business’s exposure to the risks of noncompliance with these licensing requirements, laws, and regulations, which could be detrimental to its business. In addition, a failure to adequately vet and supervise the TAG Business’s clients, service providers and vendors, to the extent they are covered by such licensing requirements, laws, and regulations, may also have these negative results.

To resolve issues raised in examinations or other governmental actions, the TAG Business or certain of its subsidiaries may be required to take various corrective actions, including changing certain business practices, making refunds or taking other actions that could be financially or competitively detrimental to it. The management of the TAG Business expects to continue to incur costs to comply with governmental regulations. In addition, certain legislative actions and judicial decisions can give rise to the initiation of lawsuits against the TAG Business for activities that it has conducted in the past. The TAG Business has been, and its management expects it to continue to be, subject to regulatory enforcement actions and private causes of action from time to time with respect to its compliance with applicable laws and regulations.

Although the TAG Business has systems and procedures directed to comply with these legal and regulatory requirements, there can be no assurance that more restrictive laws and regulations will not be adopted in the future, or that governmental bodies or courts will not interpret existing laws or regulations in a more restrictive manner, which could render its current business practices non-compliant or which could make compliance more difficult or expensive. Any of these, or other, changes in laws or regulations could have a detrimental effect on the TAG Business and its results of operations.

The TAG Business is subject to evolving regulatory requirements, and failure to comply with these regulations or to adapt to regulatory changes could materially and adversely affect its operations, business, and prospects.

Many aspects of the TAG Business, including brokerage and technology services to individual investors, banks, and insurance companies, insurance loss adjustment services, online publication services relating to financial product information, facilitating consumer lending products for banks and online small loan companies, managing and distributing various asset management products, and electronic certification services are subject to supervision and regulation by various governmental authorities in Hong Kong or in other jurisdictions where the TAG Business operates. As the TAG Business continues to expand its solutions and product offerings, the group may be subject to new and more complex regulatory requirements.

The TAG Business is also required to comply with applicable laws and regulations in relevant jurisdictions to protect the privacy and security of its customers’ information. Legal and regulatory restrictions may delay, or possibly prevent, some of the TAG Business’s solutions or services from being offered, which may have a material adverse effect on its business, financial condition, and results of operations. Violation of laws and regulations may also result in severe penalties, confiscation of illegal income, revocation of licenses and, under certain circumstances, criminal prosecution.

For example, the regulatory framework governing financial technology services is unclear and evolving. New laws or regulations may be promulgated, which could impose new requirements or prohibitions that render the TAG Business’s current operations or technologies non-compliant. In addition, due to uncertainties and complexities of the regulatory environment, it cannot be assured that regulators will interpret laws and regulations the same way as the TAG Business does, or that the TAG Business will always be in full compliance with applicable laws and regulations. To remedy any violations, the TAG Business may be required to modify its business models, solutions, and technologies in ways that render its solutions less appealing to potential customers. The TAG Business may also become subject to fines or other penalties, or, if the TAG Business determines that the requirements to operate in compliance are overly burdensome, it may elect to terminate potentially non-compliant operations. In each such case, the TAG Business’s business, financial condition and results of operations may be materially and adversely affected.

The TAG Business may be adversely affected by the complexity, uncertainties, and changes in regulation of internet-related businesses and companies, and any lack of requisite approvals, licenses, or permits applicable to the TAG Business’s business may have a material adverse effect on its business and results of operations.

The Hong Kong government extensively regulates the internet industry, including foreign ownership of, and the licensing and permit requirements pertaining to, companies in the industry. These internet-related laws and regulations are relatively new and evolving, and their interpretation and enforcement involve significant uncertainties. As a result, in certain circumstances it may be difficult to determine what actions or omissions may be deemed to be in violation of applicable laws and regulations.

The interpretation and application of existing Hong Kong laws, regulations and policies, and possible new laws, regulations, or policies, including those relating to the internet industry, have created substantial uncertainties regarding the legality of existing and future foreign investments in, and the businesses and activities of the TAG Business. There can be no assurance that the TAG Business has obtained all the permits or licenses required for conducting its business or that it will be able to maintain or update its existing licenses or obtain new ones. If a government authority considers that the TAG Business was operating without the proper approvals, licenses, or permits or promulgates new laws and regulations that require additional approvals or licenses or imposes additional restrictions on the operation of any part of its business, it may levy fines, confiscate the TAG Business’s income, revoke its business licenses, and/or require the TAG Business to discontinue its relevant business or impose restrictions on the affected portion of its business. Any of these actions may have a material adverse effect on the TAG Business’s business and results of operations.

Uncertainties in the interpretation and enforcement of Hong Kong laws and regulations could limit the legal protections available to the TAG Business and its investors.

Hong Kong laws and regulations concerning the internet-related industries and financial services industry are developing and evolving. Although the TAG Business has taken measures to comply with the laws and regulations applicable to its business operations and to avoid conducting any non-compliant activities under these laws and regulations, governmental authorities may promulgate new laws and regulations regulating internet-related and financial services industries. There can be no assurance that the TAG Business’s operations would not be deemed to violate any such new laws or regulations. Moreover, developments in the internet-related industries and financial services industry may lead to changes in existing laws, regulations, and policies in Hong Kong, or in the interpretation and application of existing laws, regulations, and policies, which in turn may limit or restrict the TAG Business and could materially and adversely affect its business and operations.

Fluctuations in exchange rates could have a material adverse effect on the TAG Business’s results of operations and the price of the Post-Combination Company’s shares.

The value of the Hong Kong dollar against the U.S. Dollar and other currencies may fluctuate and is affected by, among other things, changes in political and economic conditions in Hong Kong and China and by Hong Kong and China’s foreign exchange policies. Presently, the value of the Hong Kong dollar is pegged to the U.S. Dollar. However, on July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the Renminbi to the U.S. Dollar, and the Renminbi appreciated more than 20% against the U.S. Dollar over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the Renminbi and the U.S. Dollar remained within a narrow band. Since June 2010, the Renminbi has fluctuated against the U.S. Dollar, at times significantly and unpredictably. On November 30, 2015, the Executive Board of the International Monetary Fund (IMF) completed the regular five-year review of the basket of currencies that make up its Special Drawing Rights, or the SDR, and decided that with effect from October 1, 2016, the Renminbi is considered to be a freely usable currency and will be included in the SDR basket as a fifth currency, along with the U.S. Dollar, the Euro, the Japanese yen and the British pound. In the fourth quarter of 2016, the Renminbi depreciated significantly in the backdrop of a surging U.S. Dollar and persistent capital outflows out of China. With the development of the foreign exchange market and progress towards interest rate liberalization and Renminbi internationalization, the PRC government may announce further changes to its exchange rate system. Given the political uncertainty surrounding Hong Kong, there can be no assurance that the Hong Kong dollar will remain pegged to the U.S. Dollar and that it will not appreciate or depreciate significantly in value against the U.S. Dollar in the future. It is difficult to predict how market forces or Hong Kong, PRC, or U.S. government policies may affect the exchange rate between the Hong Kong dollar and the U.S. Dollar in the future.

Substantially all the TAG Business’s revenue and costs are denominated in Hong Kong dollars. Any significant revaluation of the Hong Kong dollar may have a material and adverse effect on an investment in the Post-Combination Company. For example, to the extent that the Post-Combination Company needed to convert U.S. Dollars received from the Business Combination or other capital markets transactions or borrowings outside Hong Kong into Hong Kong dollars for operations, appreciation of the Hong Kong dollar against the U.S. Dollar would have an adverse effect on the amount the Post-Combination Company would receive from the conversion. Conversely, if the Post-Combination Company decided to convert its Hong Kong dollars into U.S. Dollars for the purpose of making payments for dividends on its ordinary shares or for other business purposes, appreciation of the U.S. Dollar against the Hong Kong dollar would have a negative effect on the U.S. Dollar amount available to the company.

The TAG Business faces risks related to natural disasters, health epidemics, civil and social disruption and other outbreaks, which could significantly disrupt its operations.

The TAG Business is vulnerable to natural disasters and other calamities. Fire, floods, typhoons, earthquakes, power losses, telecommunications failures, break-ins, wars, riots, terrorist attacks, strikes, civil or social disruption (including protests in Hong Kong since June 2019) or similar events may give rise to server or service interruptions, breakdowns, system failures, technology platform failures, employee issues, or internet failures, which could cause the loss or corruption of data or malfunctions of software or hardware, as well as adversely affect the TAG Business’s ability to maintain its financial platform and provide its solutions to customers. The TAG Business’s business could also be adversely affected by the effects of Ebola virus disease, Zika virus disease, various forms of influenza, Severe Acute Respiratory Syndrome, or SARS, COVID-19, or other epidemics. See “— Given the significant global health, market, employment and economic impacts of the COVID-19 pandemic and the uncertainty of its duration, the TAG Business may experience negative impacts to its financial and operating performance and business prospects.”

The TAG Business’s business, results of operations, financial conditions, and prospects could also be adversely affected to the extent that any natural disasters, health epidemics, civil and social disruption and other outbreaks harm the Hong Kong, Chinese, or global economy in general.

Russia’s invasion of Ukraine may present risks to the TAG Business’s operations and investments.

Russia’s recent military interventions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the TAG Business’s investments, even though the TAG Business does not have any direct exposure to Russia or the adjoining geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section. Neither AGBA nor TAG can predict the progress or outcome of the situation in Ukraine, as the conflict and governmental reactions are rapidly developing and beyond their control. Prolonged unrest, intensified military activities, or more extensive sanctions impacting the region could have a material adverse effect on the global economy, and such effect could in turn have a material adverse effect on the operations, results of operations, financial condition, liquidity and business outlook of the TAG Business.

Risk Factors Relating to AGBA’s Business

AGBA will be forced to liquidate the trust account if it cannot consummate a business combination by November 16, 2022. In the event of a liquidation, AGBA’s public shareholders will receive US$11.39 per share and the AGBA Rights will expire worthless.

Since inception and as of the date of this proxy statement, AGBA has extended the period of time to consummate a business combination ten times (for a total of up to 39 months to complete a business combination), including three times approved by shareholders on February 5, 2021, two times by shareholders on November 2, 2021, and two times by shareholders on May 3, 2022, by an additional three months each time. As a result, it now has until November 16, 2022, to consummate a business combination. If AGBA is unable to consummate a business combination by November 16, 2022, and is forced to liquidate, then the per-share liquidation distribution will be approximately US$11.39. Furthermore, there will be no distribution with respect to the AGBA Rights, which will expire worthless as a result of AGBA’s failure to consummate a business combination.

Nasdaq may delist AGBA’s securities from its exchange which could limit investors’ ability to make transactions in its securities and subject AGBA to additional trading restrictions.

On May 16, 2022, AGBA received a notice from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, unless AGBA timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), AGBA’s securities (units, ordinary shares, warrants, and rights) would be subject to suspension and delisting from The Nasdaq Capital Market at the opening of business on May 25, 2022 due to AGBA’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company, like AGBA, must complete one or more business combinations within 36 months of the effectiveness of its registration statement in connection with its initial public offering. Since AGBA’s registration statement for its initial public offering became effective on May 14, 2019, it was required by this rule to complete its initial business combination by no later than May 14, 2022.

On May 19, 2022, AGBA requested a hearing before the Panel, resulting in a stay of any suspension or delisting action pending the hearing. On June 16, 2022, AGBA management and representatives of TAG together with their respective counsel participated in a hearing before the Panel. At the hearing, AGBA requested a 180-day extension for it to complete the Business Combination. On June 23, 2022, AGBA received notice from Nasdaq Office of General Counsel that the Panel has granted AGBA’s request for continued listing on Nasdaq through November 14, 2022. The Panel’s decision is subject to, among other things, (i) AGBA holding a shareholders’ meeting and obtaining shareholders’ approval for a business combination on or before October 31, 2022; (ii) AGBA’s completion of the business combination transaction on or before November 14, 2022; and (iii) AGBA’s demonstration of compliance with all initial listing standards required by The Nasdaq Capital Market on or before November 14, 2022. Should AGBA fail to meet any of these conditions, AGBA’s securities may be delisted and that could limit investors’ ability to make transactions in its securities and subject AGBA to additional trading restrictions.

There is uncertainty regarding AGBA’s ability, in the aggregate, to continue as a going concern, indicating the possibility that it may be required to curtail or discontinue our operations in the future. If AGBA discontinues its operations, you may lose all of your investment.

As of June 30, 2022, AGBA had cash outside our trust account of US$85,619 available for working capital needs. All remaining cash was held in the trust account and is generally unavailable for AGBA’s use, prior to the business combination. If AGBA’s estimates of the costs of consummating the Business Combination is less than the actual amount necessary to do so, or the amount of interest available to AGBA from the trust account is less than AGBA expects as a result of the current interest rate environment, AGBA may have insufficient funds available to operate AGBA’s business prior to the Business Combination. If AGBA is unable to raise additional capital, AGBA may be required to take additional measures to conserve liquidity which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses from the filing date of this proxy, assuming that a business combination is not consummated during that time. AGBA cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about AGBA’s ability, in the aggregate, to continue as a going concern if a business combination is not consummated by November 16, 2022.

Moreover, AGBA may need to obtain additional financing either to consummate the Business Combination or because it becomes obligated to redeem a significant number of AGBA Shares upon consummation of the Business Combination, in which case AGBA may issue additional securities or incur debt in connection with the Business Combination. Subject to compliance with applicable securities laws, AGBA would only consummate such financing simultaneously with the consummation of the Business Combination. Following the Business Combination, if cash on hand is insufficient, AGBA may need to obtain additional financing in order to meet its obligations, and there is no assurance that such financing can be obtained on favorable terms, or at all.

AGBA’s Private Warrants are accounted for as liabilities, and any resulting changes in value of the warrants could have a material effect on its financial results.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, which terms are similar to those contained in the warrant agreement governing AGBA’s warrants. As a result of the SEC Statement, AGBA reevaluated the accounting treatment of the Private Warrants. AGBA previously accounted for the Private Warrants as components of equity.

In further consideration of the guidance in Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity (“ASC 815”), AGBA concluded that a provision in the warrant agreement related to certain transfer provisions precludes the Private Warrants from being accounted for as components of equity. As the Private Warrants meet the definition of a derivative as contemplated in ASC 815, the Private Warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (on the date of the Initial Public Offering) and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the Statements of Operations in the period of change.

AGBA Shares subject to redemption are classified as outside permanent equity and the changes in classification could have a material effect on AGBA’s financial results.

In preparation of AGBA’s financial statements as of and for the year ended December 31, 2021, AGBA concluded it should restate its financial statements to classify all ordinary shares subject to possible redemption as temporary equity. In accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC Topic 480, Distinguishing Liabilities from Equity (ASC 480), paragraph 10-S99, redemption provisions not solely within the control of AGBA require AGBA Shares subject to redemption to be classified outside of permanent equity. AGBA had previously classified a portion of AGBA Shares as permanent equity. Although AGBA did not specify a maximum redemption threshold, its charter provides that currently, AGBA will not redeem its public shares in an amount that would cause its net tangible assets to be less than US$5,000,001. AGBA considered that the threshold would not change the nature of the underlying shares as redeemable and thus would be required to be disclosed outside equity. As a result, AGBA restated its previously filed financial statements to classify all ordinary shares as temporary equity and to recognize accretion from the initial book value to redemption value at the time of its IPO and in accordance with ASC 480. The change in the carrying value of redeemable shares of ordinary shares resulted in charges against accumulated deficit.

AGBA has identified its previous accounting of the Private Warrants as a material weakness in its internal control over financial reporting as of December 31, 2021 and 2020. If AGBA is unable to develop and maintain an effective system of internal control over financial reporting, AGBA may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in AGBA and materially and adversely affect AGBA’s business and operating results.

Following the issuance of the SEC Statement, AGBA’s management and audit committee concluded that, in light of the SEC Statement, it was appropriate to restate AGBA’s previously issued audited financial statements as of and for the years ended December 31, 2021 and 2020. See “— AGBA’s Private Warrants are accounted for as liabilities and the changes in value of the warrants could have a material effect on AGBA’s financial results.” As part of such process, AGBA identified a material weakness in our internal controls over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of AGBA’s annual or interim financial statements will not be prevented, or detected and corrected on a timely basis. Effective internal controls are necessary for AGBA to provide reliable financial reports and prevent fraud. AGBA continues to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.

If AGBA identifies any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of AGBA’s accounts or disclosures that could result in a material misstatement of AGBA’s annual or interim financial statements. In such case, AGBA may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in AGBA’s financial reporting and the stock price of AGBA Shares may decline as a result. AGBA cannot assure you that the measures AGBA has taken to date, or any measures AGBA may take in the future, will be sufficient to avoid potential future material weaknesses.

AGBA may face litigation and other risks as a result of the material weakness, identified in the previous accounting of the Private Warrants, in our internal control over financial reporting.

Following the issuance of the SEC Statement, AGBA’s management and audit committee concluded that it was appropriate to restate our previously issued audited financial statements as of December 31, 2020. See “— AGBA’s Private Warrants are accounted for as liabilities and the changes in value of the warrants could have a material effect on AGBA’s financial results.” As part of such restatement, AGBA identified a material weakness in the internal controls over financial reporting. As a result of such material weakness, the restatement described above, the change in accounting for the warrants, and other matters raised or that may in the future be raised by the SEC, AGBA faces potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the restatement and material weaknesses in its internal control over financial reporting and the preparation of its financial statements. As of the date of this proxy, AGBA has no knowledge of any such litigation or dispute arising due to restatement or material weakness of the internal controls over financial reporting. However, AGBA can provide no assurance that such litigation or dispute will not arise in the future. Any such litigation or dispute, whether successful or not, could have a material adverse effect on AGBA’s business, results of operations and financial condition or the ability to complete a business combination.

If third parties bring claims against AGBA, the proceeds held in trust could be reduced and the per-share liquidation price received by AGBA’s shareholders may be less than US$11.39.

AGBA’s placing of funds in trust may not protect those funds from third party claims against AGBA. Although AGBA has received from many of the vendors, service providers (other than its independent accountants) and prospective target businesses with which it does business executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of AGBA’s public shareholders, they may still seek recourse against the trust account. Additionally, a court may not uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of AGBA’s public shareholders. If AGBA liquidates the trust account before the completion of a business combination and distributes the proceeds held therein to its public shareholders, AGBA Holding has contractually agreed that it will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. However, AGBA cannot assure you that AGBA Holding will be able to meet such obligation. Therefore, the per-share distribution from the trust account for our shareholders may be less than US$11.39 due to such claims.

Additionally, if AGBA is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in AGBA’s bankruptcy estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any bankruptcy claims deplete the trust account, AGBA may not be able to return US$11.39 per-share to our public shareholders.

Any distributions received by AGBA shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, the value of AGBA’s liabilities exceeds it assets and/or AGBA was unable to pay its debts as they fell due.

AGBA’s Existing Charter provides that it will continue in existence only until November 16, 2022. If AGBA is unable to consummate a transaction within the required time periods, upon notice from AGBA, the trustee of the trust account will distribute the amount in its trust account to its public shareholders. Concurrently, AGBA shall pay, or reserve for payment, from funds not held in trust, its liabilities and obligations, although AGBA cannot assure you that there will be sufficient funds for such purpose. If there are insufficient funds held outside the trust account for such purpose, AGBA Holding have contractually agreed that, if it liquidates prior to the consummation of a business combination, they will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by AGBA for services rendered or contracted for or products sold to it, but only if such a vendor or prospective target business does not execute such a waiver.

Thereafter, AGBA’s sole business purpose will be to dissolve through the voluntary liquidation procedure under the BVI Companies Law. In such a situation under the BVI Companies Law, a liquidator would be appointed and within 14 days file a notice of appointment, declaration of solvency made by the directors, and a copy of the liquidation plan. Also within 30 days of commencement of the liquidation the liquidator would advertise notice of his/her appointment by placing a public advertisement in one newspaper published and circulating in the BVI and at least one newspaper circulating in the place outside the BVI where it has its place of business, although in practice this advertising requirement need not necessarily delay the distribution of assets, as the liquidator may be satisfied that no creditors would be adversely affected as a consequence of a distribution before this advertising period has expired. As soon as the affairs of AGBA are fully wound-up, the liquidator must make a return to the BVI Registrar of Corporate Affairs confirming the date on which the liquidation was completed and requesting a certificate of dissolution. Immediately following the issue of the certificate of dissolution the liquidator shall publish in the BVI Official Gazette a notice that AGBA has been struck off the Register of Companies and is dissolved. It is AGBA’s intention to liquidate the trust account to its public shareholders as soon as reasonably possible and AGBA’s insiders have agreed to take any such action necessary to liquidate the trust account and to dissolve AGBA as soon as reasonably practicable if AGBA does not consummate a business combination within the required time period. Pursuant to AGBA’s Existing Charter, failure to consummate a business combination by November 16, 2022 will trigger an automatic winding up of AGBA.

If AGBA is forced to enter into an insolvent liquidation, then any distributions received by AGBA shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made the value of AGBA’s liabilities exceeds its assets and/or AGBA was unable to pay its debts as they fell due. As a result, a liquidator could seek to recover all amounts received by AGBA’s shareholders. Furthermore, AGBA’s board may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing itself and AGBA to claims of damages, by paying public shareholders from the trust account prior to addressing the claims of creditors. AGBA cannot assure you that claims will not be brought against it for these reasons.

If AGBA’s due diligence investigation of the TAG Business was inadequate, then shareholders of AGBA following the Business Combination could lose some or all of their investment.

Even though AGBA conducted a due diligence investigation of the TAG Business, it cannot be sure that this diligence uncovered all material issues that may be present inside the TAG Business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the TAG Business’s and outside of its control will not later arise.

AGBA’s directors and officers have certain conflicts in determining to recommend the acquisition of the TAG Business, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a shareholder.

AGBA’s management and directors have interests in and arising from the Business Combination that are different from, or in addition to, your interests as a shareholder, which could result in a real or perceived conflict of interest. These interests include the fact that certain of the AGBA Shares owned by AGBA’s management and directors, or their affiliates and associates, would become worthless if the Business Combination Proposal is not approved and AGBA otherwise fails to consummate a business combination prior to its liquidation date.

If a business combination is not completed by November 16, 2022, the Sponsor will lose a combined aggregate amount of approximately US$22.4 million, including the ordinary shares, Private Placement Units, and unsecured promissory notes held by the Sponsor and all other advances and expenses paid by the Sponsor, based on the closing price of the ordinary shares at US$11.40 per share on August 30, 2022. Because of these interests, AGBA’s Initial Shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the ordinary shares declined to US$5.00 per share after the close of the Business Combination, AGBA’s public shareholders who purchased shares in the IPO, would have a loss of US$5.00 per share, while AGBA’s Sponsor would have a gain of US$4.98 per share because it acquired the Insider Shares for a nominal amount. In other words, AGBA’s Initial Shareholders can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the Post-Combination Company. See “Interests of Certain Persons in the Business Combination.”

All of AGBA’s officers and directors own AGBA Shares and AGBA Rights, which will not participate in liquidation distributions and, therefore, such officers and directors will have a conflict of interest in determining whether the business combination is appropriate.

All of AGBA’s Initial Shareholders, including its officers and directors own an aggregate of 1,150,000 AGBA Shares and 225,000 AGBA Units. Our Initial Shareholders have waived their right to redeem these shares, or to receive distributions with respect to these shares upon the liquidation of the trust account if AGBA is unable to consummate a business combination. Accordingly, the AGBA Shares, as well as the AGBA Units purchased by our officers or directors, will be worthless if AGBA does not consummate a business combination. Based on a market price of US$11.29 per one AGBA Share on May 12, 2022, and US$10.70 per one AGBA Unit on May 12, 2022, the aggregate value of these shares and units was approximately US$15.4 million. The AGBA Shares acquired prior to the IPO, as well as the AGBA Units will be worthless if AGBA does not consummate a business combination. Consequently, our directors’ and officers’ discretion in identifying and selecting the TAG Business as a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of the Business Combination are appropriate and in AGBA’s shareholders’ best interest.

AGBA is requiring shareholders who wish to redeem their ordinary shares in connection with a proposed business combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights.

AGBA is requiring public shareholders who wish to redeem their ordinary shares to either tender their certificates to our Transfer Agent at any time at or prior to the extraordinary general meeting or to deliver their shares to the Transfer Agent electronically using the Depository Trust Company’s, or DTC, DWAC (deposit/withdrawal at custodian) system. In order to obtain a physical certificate, a shareholder’s broker and/or clearing broker, DTC and AGBA’s Transfer Agent will need to act to facilitate this request. It is AGBA’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC system, we cannot assure you of this fact. Accordingly, if it takes longer than AGBA anticipates for shareholders to deliver their ordinary shares, shareholders who wish to redeem may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their ordinary shares.

AGBA will require its public shareholders who wish to redeem their ordinary shares in connection with the Business Combination to comply with specific requirements for redemption described above, such redeeming shareholders may be unable to sell their securities when they wish to in the event that the Business Combination is not consummated.

If AGBA requires public shareholders who wish to redeem their ordinary shares in connection with the proposed Business Combination to comply with specific requirements for redemption as described above and the Business Combination is not consummated, AGBA will promptly return such certificates to its public shareholders. Accordingly, investors who attempted to redeem their ordinary shares in such a circumstance will be unable to sell their securities after the failed acquisition until AGBA has returned their securities to them. The market price for AGBA Shares may decline during this time holders of such shares may not be able to sell their securities when they wish to, even while other shareholders that did not seek redemption may be able to sell their securities.

AGBA’s Initial Shareholders, including its officers and directors, control a substantial interest in AGBA and thus may influence certain actions requiring a shareholder vote.

As of the Record Date, AGBA’s Initial Shareholders, including all of its officers and directors, collectively own approximately 29.0% of its issued and outstanding ordinary shares. However, if a significant number of shareholders vote, or indicate an intention to vote, against the Business Combination, AGBA’s officers, directors, Initial Shareholders or their affiliates could make such purchases in the open market or in private transactions in order to influence the vote. AGBA’s Initial Shareholders have agreed to vote any shares they own in favor of the Business Combination.

AGBA’s Initial Shareholders who hold Insider Shares and Private Placement Units may receive a positive return on the Insider Shares and Private Placement Units even if public stockholders experience a negative return on their investment after consummation of the Business Combination.

If we are able to complete the proposed Business Combination by November 16, 2022, our Initial Shareholders who hold Insider Shares and Private Placement Units may receive a positive return on their investments which were acquired prior to our IPO, even if our public stockholders experience a negative return on their investment in AGBA Shares after consummation of the Business Combination.

Even if we consummate the Business Combination, the Public Warrants may never be in the money, and they may expire worthless.

The exercise price for AGBA Warrants is US$11.50 per share. There can be no assurance that the Public Warrants will be in the money prior to their expiration and, as such, the warrants may expire worthless. The terms of AGBA Warrants may be amended in a manner that may be adverse to the holders. The warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and AGBA, dated May 14, 2019 (the “Warrant Agreement”) provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then-outstanding Public Warrants to make any change that adversely affects the interests of the registered holders. Accordingly, AGBA may amend the terms of the warrants in a manner adverse to a holder if holders of at least a majority of the then-outstanding Public Warrants approve of such amendment. Our ability to amend the terms of the warrants with the consent of a majority of the then-outstanding Public Warrants is unlimited. Examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of AGBA Shares purchasable upon exercise of a warrant.

AGBA may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.

AGBA has the ability to redeem outstanding warrants (excluding any Private Warrants held by our Sponsor or its permitted transferees) at any time after they become exercisable and prior to their expiration, at US$0.01 per warrant, provided that the last reported sales price (or the closing bid price of our common stock in the event the shares of our common stock are not traded on any specific trading day) of the common stock equals or exceeds US$18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and the like) on each of 20 trading days within the 30 trading-day period ending on the third business day prior to the date on which we send proper notice of such redemption; provided that, on the date we give notice of redemption and during the entire period thereafter until the time we redeem the warrants, we have an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. In the event AGBA shall elect to redeem outstanding warrants, AGBA shall fix a date for the redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the AGBA not less than 30 days prior to the date fixed for redemption to the registered holders of the warrants to be redeemed at their last addresses as they shall appear on the warrant register. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given. Redemption of the outstanding warrants could force a warrant holder: (i) to exercise its warrants and pay the exercise price therefor at a time when it may be disadvantageous for it to do so, (ii) to sell its warrants at the then-current market price when it might otherwise wish to hold its warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, will be substantially less than the market value of its warrants.

If AGBA’s security holders exercise their registration rights with respect to their securities, it may have an adverse effect on the market price of AGBA’s securities.

AGBA’s Initial Shareholders are entitled to make a demand that AGBA registers the resale of their Insider Shares at any time commencing three months prior to the date on which their shares may be released from escrow. Additionally, the purchasers of the Private Placement Units and our Initial Shareholders, officers and directors are entitled to demand that we register the resale of the shares underlying the Private Placement Units, private warrants and private rights and any securities our Initial Shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us at any time after we consummate a business combination. If such persons exercise their registration rights with respect to all of their securities, then there will be an additional 1,375,000 AGBA Shares eligible for trading in the public market. The presence of these additional ordinary shares trading in the public market may have an adverse effect on the market price of AGBA’s securities.

AGBA will not obtain an opinion from an unaffiliated third party as to the fairness of the Business Combination to its shareholders.

AGBA is not required to obtain an opinion from an unaffiliated third party that the price it is paying is fair to its public shareholders from a financial point of view. AGBA’s public shareholders therefore, must rely solely on the judgment of AGBA’s board of directors. In analyzing the Business Combination, the AGBA Board conducted due diligence on the TAG Business. The AGBA Board also consulted with AGBA’s management and legal counsel, financial and other advisors and considered a number of factors, uncertainty and risks, including, but not limited to, those discussed under “The Business Combination Proposal — AGBA’s Board of Director’s Reasons for the Approval of the Business Combination,” and concluded that the Business Combination was in the best interest of AGBA shareholders. The AGBA Board believes that because of the financial skills and background of its directors, it was qualified to conclude that the Business Combination was fair from a financial perspective to its shareholders and that the Company’s fair market value was at least 80% of the value of the Trust Account (excluding any taxes payable on interest earned). Accordingly, investors and public shareholders will be relying solely on the judgment of the AGBA Board in valuing the TAG Business, and the AGBA Board may not have properly valued such businesses. As a result, the terms may not be fair from a financial point of view to the public shareholders. The lack of a fairness opinion may also lead an increased number of AGBA public shareholders to vote against the Business Combination or demand redemption of their shares, which could potentially impact AGBA’s ability to consummate the Business Combination.

If the Business Combination’s benefits do not meet the expectations of financial or industry analysts, the market price of AGBA’s securities may decline.

The market price of AGBA’s securities may decline as a result of the Business Combination if:

•        AGBA does not achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

•        The effect of the Business Combination on the financial statements is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of decreasing stock prices.

AGBA has no operating or financial history and our results of operations and those of the Post-Combination Company may differ significantly from the unaudited pro forma financial data included in this proxy statement.

We are a blank check company and we have no operating history and no revenues. This proxy statement includes unaudited pro forma condensed combined financial statements for the Post-Combination Company. The unaudited pro forma combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 2022 give pro forma effect to the Business Combination as if it had occurred as of January 1, 2022. This information should be read together with the TAG Business’s and AGBA’s respective audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AGBA” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination been consummated on the dates indicated above, or the future consolidated results of operations or financial position of the Post-Combination Company. Accordingly, the Post-Combination Company’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this proxy statement. For more information, please see the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

AGBA is an “emerging growth company” and a “smaller reporting company” within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies or smaller reporting companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.

AGBA is an “emerging growth company,” as defined in the JOBS Act. It may remain an “emerging growth company” for up to five years — i.e., until the fiscal year ended December 31, 2024. However, if its non-convertible debt issued within a three-year period or revenues exceeds US$1.07 billion, or the market value of its ordinary shares that are held by non-affiliates exceeds US$700 million on the last day of the second fiscal quarter of any given fiscal year, AGBA would cease to be an emerging growth company as of the following fiscal year.

As an emerging growth company, AGBA is not required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, has reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statement, and is exempt from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Additionally, as an emerging growth company, AGBA has elected to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As such, AGBA’s financial statements may not be comparable to companies that comply with public company effective dates. As a result, potential investors may be less likely to invest in our securities. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.

Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of our ordinary shares held by non-affiliates equals or exceeds US$250 million as of the end of that year’s second fiscal quarter, and (2) our annual revenues equaled or exceeded US$100 million during such completed fiscal year or the market value of our ordinary shares held by non-affiliates equals or exceeds US$700 million as of the end of that year’s second fiscal quarter. To the extent that we take advantage of such reduced disclosure obligations, it may also make comparison of our financial statements with other public companies difficult or impossible.

Risk Factors Relating to the Business Combination

Going public through a merger rather than an underwritten offering presents risks to unaffiliated investors. Subsequent to completion of the Business Combination, the Post-Combination Company may be required to take write-downs or write-offs, restructure its operations, or take impairment of other charges, any of which could have a significant negative effect on the Post-Combination Company’s financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

Going through a merger rather than an underwritten offering, as the TAG Business is seeking to do through the Business Combination, presents risks to unaffiliated investors. Such risks include the absence of a due diligence investigation conducted by an underwriter that would be subject to liability for any material misstatements or omissions in a registration statement. Although AGBA has conducted due diligence on the TAG Business, AGBA cannot assure you that this due diligence has identified all material issues that may be present in the TAG Business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the TAG Business’ business or the AGBA business, and outside the control of the TAG Business or the control of AGBA will not later arise. As a result of these factors, the Post-Combination Company may be forced to later write-down or write-off assets, restructure operations, or incur impairments or other charges that could result in reporting losses. Even if AGBA’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with AGBA’s preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on the Post-Combination Company’s liquidity, the fact that AGBA reports charges of this nature could contribute to negative market perceptions about the Post-Combination Company or its securities. Accordingly, any of AGBA’s shareholders who choose to remain shareholders of the Post-Combination Company could suffer a reduction in the value of their shares and these shareholders are unlikely to have a remedy for the reduction in value.

AGBA and TAG have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is consummated, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by the Post-Combination Company if the Business Combination is consummated or by AGBA if the Business Combination is not consummated.

AGBA and TAG expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is consummated, AGBA expects to incur approximately US$500,000 in expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by the Post-Combination Company if the Business Combination is consummated or by AGBA if the Business Combination is not consummated. If the Business Combination is not consummated, AGBA may not have sufficient funds to seek an alternative business combination before November 16, 2022 and may be forced to liquidate and dissolve.

If the Acquisition Merger does not qualify as a tax-free reorganization under Section 368(a) of the Code, holders of the TAG Business Shares receiving the AGBA Shares in connection with the Business Combination may incur substantially greater U.S. federal income tax liability as a result of the Business Combination.

AGBA and TAG intend for the Acquisition Merger to be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. However, neither AGBA nor TAG has requested, or intends to request, an opinion of tax counsel or a ruling from the IRS, with respect to the tax consequences of the Acquisition

Merger, and there can be no assurance that the companies’ position would be sustained by a court if challenged by the IRS. Accordingly, if the IRS or a court determines that the Acquisition Merger does not qualify as a reorganization under Section 368(a) of the Code and is therefore fully taxable for U.S. federal income tax purposes, persons receiving the AGBA Shares in connection with the Business Combination generally would recognize taxable gain or loss on their receipt of the same in connection with the Business Combination. For a more complete discussion of the U.S. federal income tax consequences of the Business Combination, see the section titled, “Material U.S. Federal Income Tax Consequences of the Business Combination.” The tax-free nature of the Acquisition Merger or any transaction contemplated in the Business Combination Agreement is not a condition to the closing of the Business Combination.

In the event that a significant number of AGBA Shares are redeemed, its shares may become less liquid following the Business Combination.

If a significant number of AGBA Shares are redeemed, AGBA may be left with a significantly smaller number of shareholders. As a result, trading in the shares of the Post-Combination Company following the Business Combination may be limited and your ability to sell your shares in the market could be adversely affected. Nasdaq may not list AGBA Shares on its exchange, which could limit investors’ ability to make transactions in AGBA’s securities and subject AGBA to additional trading restrictions.

The Post-Combination Company will be required to meet the initial listing requirements to be listed on Nasdaq, and it may not be able to meet those initial listing requirements. Even if the Post-Combination Company’s securities are so listed, it may be unable to maintain the listing of its securities in the future.

If the Post-Combination Company fails to meet the initial listing requirements and Nasdaq removes its securities from its exchange, the Post-Combination Company could face significant material adverse consequences, including:

•        a limited availability of market quotations for its securities;

•        a limited amount of news and analyst coverage for the company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

If the TAG Business fails to maintain an effective system of internal controls, then the Post-Combination Company may be unable to accurately report its results of operations, meet its reporting obligations, or prevent fraud.

Following the Business Combination, the Post-Combination Company will be a public company in the United States subject to the Sarbanes-Oxley Act of 2002. Section 404 of the Sarbanes-Oxley Act of 2002, or Section 404, requires that it include a report of management on its internal control over financial reporting in its annual report on Form 10-K. The Post-Combination Company management may conclude that its internal control over financial reporting, based on those internal controls implemented by the TAG Business prior to the Business Combination, is not effective to meet these new requirements. Moreover, even if the Post-Combination Company’s management concludes that its internal control over financial reporting is effective, its independent registered public accounting firm, after conducting its own independent testing, may issue a report that is qualified if it is not satisfied with the company’s internal controls or the level at which its controls are documented, designed, operated, or reviewed, or if it interprets the relevant requirements differently from management. In addition, as a public company, the Post-Combination Company will have reporting obligations that may place a significant strain on management, operational, and financial resources and systems for the foreseeable future. The Post-Combination Company may be unable to timely complete its evaluation testing and any required remediation.

If the Post-Combination Company fails to achieve and maintain an effective internal control environment, it could suffer material misstatements in its financial statements and fail to meet its reporting obligations, which would likely cause investors to lose confidence in its reported financial information. This could in turn limit its access to capital markets, harm its results of operations, and lead to a decline in the trading price of its shares. Additionally, ineffective internal control over financial reporting could expose the Post-Combination Company to increased risk of fraud or misuse of corporate assets and subject it to potential delisting from Nasdaq, regulatory investigations, and/or civil or criminal sanctions.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited or subject to certain conditions to obtain CFIUS clearance.

Our sponsor, AGBA Holding Limited, a BVI company, is controlled and owned by Samuel Chan, a non-U.S. person. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our target company is a U.S. company and our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Both TAG International Limited and TAG Asia Capital Holdings Limited are BVI companies, and after the OPH Merger, are controlled by TAG Holdings Limited, another BVI company.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by November 16, 2022 because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $[11.39] per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The Post-Combination Company will incur significant costs and management resources as a result of operating as a public company in the United States.

As a public company in the United States, the Post-Combination Company will incur significant legal, accounting, compliance, and other expenses, and these expenses may increase even more after it is no longer an “emerging growth company.” The TAG Business’s management and other personnel, who are anticipated to continue their current roles following the Business Combination, will need to devote a substantial amount of time and incur significant expense in connection with compliance initiatives. For example, in anticipation of becoming a public company in the United States, the Post-Combination Company will need to ensure that its internal controls and disclosure controls and procedures are compliant with applicable regulations, that it has retained a transfer agent, and has adopted an insider trading policy. As a U.S. public company, the Post-Combination Company will bear all of the internal and external costs of preparing and distributing periodic public reports in compliance with its obligations under the securities laws.

In addition, regulations and standards relating to corporate governance and public disclosure and the related rules and regulations implemented by the SEC and Nasdaq, have increased legal and financial compliance costs and will make some compliance activities more time-consuming. The TAG Business and AGBA expect that the Post-Combination Company will invest resources to comply with evolving laws, regulations, and standards, and this investment will result in increased general and administrative expenses and may divert management’s time and attention from the Post-Combination Company’s other business activities. If the Post-Combination Company’s efforts to comply with new laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against the Post-Combination Company, and its business may be harmed. In the future, it may be more expensive or more difficult for the Post-Combination Company to obtain director and officer liability insurance, and it may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for the Post-Combination Company to attract and retain qualified members of its board of directors, particularly to serve on its audit committee and remuneration committee, and qualified executive officers.

AGBA may waive one or more of the conditions to the Business Combination Agreement without resoliciting shareholder approval for the Business Combination.

AGBA may agree to waive, in whole or in part, some of the conditions to its obligations in the Business Combination Agreement to consummate the Business Combination, to the extent permitted by applicable laws. The board of directors of AGBA will evaluate the materiality of any waiver to determine whether amendment of this proxy statement and resolicitation of proxies is warranted.

There will be a substantial number of AGBA Shares available for sale in the future that may adversely affect the market price of AGBA Shares.

AGBA currently is authorized to issue 100,000,000 ordinary shares at US$0.001 par value per share. Pursuant to the Business Combination Agreement, AGBA will issue 55,500,000 ordinary shares to TAG in consideration for the transactions contemplated therein. Following the Closing, TAG intends to distribute the AGBA Shares comprising 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG. Accordingly, following the Business Combination, there will then be an additional approximately 55,500,000 shares that are eligible for trading in the public market. The availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of the Post-Combination Company’s shares.

AGBA’s shareholders will experience immediate dilution as a consequence of the issuance of ordinary shares as consideration in the Business Combination. Having a minority share position may reduce the influence that AGBA’s current shareholders have on the management of the Post-Combination Company.

It is anticipated that, upon consummation of the Business Combination, AGBA’s existing shareholders, including the Sponsor, will own approximately 8.5% of the issued Post-Combination Company’s ordinary shares, and TAG will, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, own approximately 85.3% of the issued Post-Combination Company’s ordinary shares (comprising 100% of the Aggregate Stock Consideration). These relative percentages assume that (i) none of AGBA’s existing public shareholders exercise their redemption rights, as discussed herein; and (ii) there is no exercise or conversion of AGBA Warrants. If any of AGBA’s existing public shareholders exercise their redemption rights, the anticipated percentage ownership of AGBA’s existing shareholders will be reduced. You should read “Summary of the Proxy Statement — The Business Combination Proposal” and “Unaudited Pro Forma Condensed Combined Financial Statements” for further information.

If AGBA’s security holders exercise their registration rights with respect to their securities or the holders of our public warrants exercise their warrants, such exercise may have an adverse effect on the market price of Post-Combination Company’s securities.

AGBA’s Initial Shareholders are entitled to make a demand that AGBA registers the resale of their Insider Shares at any time commencing three months prior to the date on which their shares may be released from escrow. Additionally, our Initial Shareholders, including the Sponsor are entitled to demand that we register the resale of the shares underlying the Private Placement Units and any securities that may be issued to our Initial Shareholders, officers, directors or their affiliates in payment of working capital loans at any time upon or after we consummate a business combination. If such persons exercise their registration rights with respect to their securities, then there will be an additional [•] shares of Post-Combination Company’s ordinary shares eligible for trading in the public market. The presence of these additional shares of Post-Combination Company’s ordinary shares trading in the public market may have an adverse effect on the market price of Post-Combination Company’s ordinary shares after the consummation of the Business Combination.

Further, all outstanding public warrants will continue to be outstanding notwithstanding the actual redemptions. The value of our outstanding warrants was approximately US$241,250 based on the closing price of the warrants US$0.05 on the Nasdaq Capital Market as of August 30, 2022. The potential for the issuance of a substantial number of additional ordinary shares upon exercise of these warrants could make the Post-Combination Company less attractive to investors. Any such issuance will increase the number of issued and outstanding ordinary shares and reduce the value of the outstanding ordinary shares. Therefore, the outstanding warrants could have the effect of depressing AGBA and Post-Combination Company’s share price.

Shareholder litigation and regulatory inquiries and investigations are expensive and could harm AGBA’s business, financial condition and operating results and could divert management attention.

In the past, securities class action litigation and/or shareholder derivative litigation and inquiries or investigations by regulatory authorities have often followed certain significant business transactions, such as the sale of a company or announcement of any other strategic transaction, such as the Business Combination. Any shareholder litigation and/or regulatory investigations against AGBA, whether or not resolved in AGBA’s favor, could result in substantial costs and divert AGBA’s management’s attention from other business concerns, which could adversely affect AGBA’s business and cash resources and the ultimate value AGBA’s shareholders receive as a result of the Business Combination.

The interests of members of the Legacy Group may conflict with the interests of the TAG Business and the interests of the Post-Combination Company’s shareholders. Conflicts of interest between members of the Legacy Group, on the one hand. and the Post-Combination Company, on the other, could be resolved in a manner unfavorable to the Post-Combination Company and its public shareholders.

Various conflicts of interest between the Post-Combination Company, on the one hand, and members of the Legacy Group, on the other, could arise. Ownership interests of directors, officers, or shareholders of the Legacy Group in the Post-Combination Company’s common shares and ownership interests of the Post-Combination Company’s directors and officers in the Legacy Group’s stock, or a person’s service either as a director or officer of both companies or another member of the Legacy Group, could create or appear to create potential conflicts of interest when those directors, officers, or shareholders are faced with decisions relating to the Post-Combination Company. These decisions could include:

•        corporate opportunities;

•        the impact that operating decisions for the business of the TAG Business may have on the Legacy Group’s financial results;

•        differences in tax positions between the Legacy Group and the Post-Combination Company;

•        future, potential commercial arrangements between members of the Legacy Group and the Post-Combination Company or between members of the Legacy Group and third parties;

•        business combinations involving the Post-Combination Company;

•        the dividend policy of the Post-Combination Company;

•        management stock ownership; and

•        intercompany agreements between the Post-Combination Company and members of the Legacy Group.

Following the Business Combination, Lee Jin Yi, Ng Wing Fai, Brian Chan, Thomas Ng, and Felix Wong will serve on the board of directors of the Post-Combination Company, and Lee Jin Yi and Ng Wing Fai will retain executive management positions substantially similar to their positions with the Legacy Group. See “Directors, Executive Officers, and Corporate Governance — Directors and Executive Officers after the Business Combination.” Their positions within the Legacy Group create, or may create the appearance of, conflicts of interest when these individuals are faced with decisions that could have different implications for the Legacy Group than the decisions have for the Post-Combination Company. Although the proposed Fifth Amended and Restated Memorandum and Articles of Association for the Post-Combination Company require directors to disclose interests that they may have in a transaction to be entered into by the Post-Combination Company, such directors are permitted to vote on a matter relating to such transaction, and there is no assurance that such potential conflicts of interest may be resolved favorably for the Post-Combination Company, or at all.

Furthermore, disputes may arise between members of the Legacy Group and the Post-Combination Company relating to their past and ongoing relationship, and these potential conflicts of interest may make it more difficult for the Post-Combination Company to favorably resolve such disputes, including those related to:

•        tax, employee benefits, indemnification, and other matters arising from the Business Combination;

•        the nature, quality, and pricing of services that members of the Legacy Group agree to provide to the Post-Combination Company; and

•        business combinations involving the Post-Combination Company.

Certain subsidiaries of the TAG Business have entered into service agreements with subsidiaries of the Legacy Group for the provision of administrative services, and these arrangements will continue following the Business Combination. The Post-Combination Company may not have the leverage to negotiate amendments to its agreements with members of the Legacy Group, if required, on terms as favorable to the Post-Combination Company as those it would negotiate with an unaffiliated third party. See the section entitled “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business” for details of the existing inter-company services agreements.

If any member of the Legacy Group becomes the subject of litigation, regulatory proceedings, or other claims, or is subject to remedies in respect of such litigation or proceedings, even if not directly related to the business of the Post-Combination Company, the business, operating results, and financial condition of the Post-Combination Company could be adversely impacted, either operationally or reputationally.

The TAG Business relies on members of the Legacy Group for a number of services, including human resources, information services, and other corporate support services. See “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business.” Furthermore, the TAG Business relies on its access to, and the value of, the Legacy Group’s customer reach and cross selling opportunities. If any member of the Legacy Group becomes subject to litigation, regulatory proceedings, or other claims or is subject to remedies in respect of such litigation or proceedings, the Post-Combination Company may also be affected, directly or indirectly, whether or not related to its operations. Any negative publicity or increased regulatory scrutiny related to any member of the Legacy Group could adversely affect the reputation and brand of the TAG Business and could potentially lead to increased regulatory or litigation exposure for the Post-Combination Company. Third parties may also seek to hold the Post-Combination Company responsible for liabilities of members of the Legacy Group and, if the Post-Combination Company is ultimately held liable for them, there can be no assurance that the Post-Combination Company will be able to recover any resulting losses from any member of the Legacy Group. This could adversely affect the Post-Combination Company’s operations, financial condition, and reputation.

The Post-Combination Company does not have independent history as a separate public company and historically has relied on the Legacy Group for financial, operational and managerial resources.

In the past, the operations of OPH, Fintech, and their subsidiaries have been a part of the Legacy Group, and the Legacy Group provided them with certain financial, operational, and managerial resources for conducting its business. Following the Business Combination, while a number of these resources will continue to be at the Legacy Group and used to provide services to the Post-Combination Company, the Post-Combination Company will perform certain of its own financial, operational, and managerial functions. There are no assurances that the Post-Combination Company will be able to successfully put in place the financial, operational, and managerial resources necessary to perform these functions.

The Post-Combination Company will have access to services from certain members of the Legacy Group relating to several important corporate functions, such as the provision of office space and of human services and other administrative support, under certain services agreements. See the section entitled “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business — Administrative Services Agreements” for details of the existing inter-company services agreements.

If the Post-Combination Company or its subsidiaries lose access to the services provided by the Legacy Group under these intercompany service agreements, it would need to replicate or replace certain functions, systems, and infrastructure. The Post-Combination Company may also need to make investments or hire additional employees to operate without the same access to the Legacy Group’s existing operational and administrative infrastructure. These initiatives may be costly to implement in a short period of time. Due to the scope and complexity of the underlying projects relative to these efforts, the amount of total costs could be materially higher than initial estimates, and the timing of the incurrence of these costs could be subject to change. There can also be no assurance that the services rendered by the Legacy Group to the TAG Business will be adequate to meet the current or future needs of the TAG Business, and any failure to meet those needs may result in a negative impact to the business operations, financial conditions, or results of the TAG Business.

The Post-Combination Company may not be able to replace these services or enter into appropriate third-party agreements on terms and conditions, including cost, comparable to those that the TAG Business has received in the past and will continue to receive from members of the Legacy Group. Additionally, if the intercompany service agreements are terminated, the Post-Combination Company and its subsidiaries may be unable to sustain the services at the same levels or obtain the same benefits as when the TAG Business was receiving such services and benefits from the Legacy Group. If the Post-Combination Company has to operate these functions separately it may not be able to operate the TAG Business effectively or at comparable or competitive costs, and profitability may decline.

The historical financial results of the TAG Business presented in this proxy statement may not be representative of the Post-Combination Company’s results as a separate company.

The historical financial information of the TAG Business included in this proxy statement has been derived on a carve-out basis from the consolidated financial statements and accounting records of the Legacy Group and does not necessarily reflect what the TAG Business’s financial position, results of operations, or cash flows would have been had it been a separate company during the periods presented. Although the Legacy Group did account for TAG Business as separate reporting segments, the TAG Business and their subsidiaries were not operated as a separate company for the historical periods presented. The historical costs and expenses reflected in the relevant financial statements included in this proxy statement include an allocation for certain corporate functions historically provided by the Legacy Group, some of which will continue to be provided following the Business Combination (see “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business”). These allocations were based on what management considered to be reasonable reflections of the historical utilization levels of these services required in support of the TAG Business’s business. The historical information does not necessarily reflect what the cost to the Post-Combination Company these functions will be in the future, pursuant to the relevant services agreements or otherwise. The Post-Combination Company would likely incur significant incremental costs if it lost access to the Legacy Group’s services.

The Post-Combination Company may not be able to obtain additional capital when desired, on favorable terms or at all.

Certain subsidiaries of the TAG Business may require additional cash resources due to operating losses or the growth and development of OPH and Fintech, including any investments or acquisitions they may decide to pursue. If the cash resources of these entities are insufficient to satisfy its requirements, the Post-Combination Company may need to seek additional financing, including issuance of additional equity or debt securities or obtaining new or expanded credit facilities. The Post-Combination Company’s ability to obtain external financing is subject to uncertainties, including its future financial condition, results of operations, cash flows, liquidity in the capital and lending markets, and governmental regulations. In addition, incurring indebtedness would subject the Post-Combination Company to increased debt service obligations and could result in operating and financing covenants that may restrict operations. There can be no assurance that any financing that the Post-Combination Company may need would be available in a timely manner or in amounts or on favorable terms, or at all. Any failure to raise funds on favorable terms could severely restrict its liquidity and have a material adverse effect on its business, financial condition, results of operations, and business prospects.

The Business Combination or Post-Combination Company may be materially adversely affected by the COVID-19 pandemic.

In December 2019, COVID-19 was reported to have surfaced in Wuhan, China, which quickly spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of COVID-19 a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19. Ultimately, in March 2020, the World Health Organization declared a global pandemic. The COVID-19 pandemic has persisted with varying levels of intensity across time and jurisdiction throughout the calendar years of 2020, 2021, and 2022.

The COVID-19 outbreak has resulted in, and outbreaks of other infectious diseases in the future could result in, a widespread health crisis that has adversely affected the economies and financial markets worldwide, and could also adversely affect the financial performance of the Post-Combination Company after the Business Combination. Additionally, our ability to consummate the Business Combination may be materially adversely affected due to significant governmental measures being implemented to contain the outbreak of COVID-19 or its impact, including travel restrictions, the shutdown of businesses and quarantines, among others, which may limit our ability to have meetings with potential investors or affect the ability of TAG’s key personnel to negotiate and consummate the business combination in a timely manner.

The extent to which COVID-19 impacts the business combination or the Post-Combination Company will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. The impact of the Omicron variant, or other variants that may emerge in the future, cannot be predicted at this time, and could depend on numerous factors, including the availability of vaccines in different parts of the world, vaccination rates, the effectiveness of COVID-19 vaccines against future variants, and the response by governmental bodies to impose, among other things, mandated business closures, orders to “shelter in place” and travel and transportation restrictions. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to consummate the business combination may be materially adversely affected. Additionally, if the financial markets or the overall economy are impacted for an extended period, the Post-Combination Company’s results of operations, financial position and cash flows may be materially adversely affected. See “Information about the TAG Business — COVID-19 Response” for information regarding how the TAG Business has responded to the pandemic.

The rights of shareholders under BVI law differ from those under U.S. law.

The rights of the shareholders of the Post-Combination Company to take legal action against the Post-Combination Company directors, actions by minority shareholders of the Post-Combination Company and the fiduciary responsibilities of directors under BVI law are governed by the BVI Companies Law and the common law of the BVI. The common law of the BVI is derived in part from comparatively limited judicial precedent in the BVI as well as from the common law of England, which has persuasive, but not binding, authority on a court in the BVI. The rights of the Post-Combination Company’s shareholders and the fiduciary responsibilities of Post-Combination Company’s directors under BVI law are largely codified in the BVI Companies Law but are not as clearly established as they would be under statutes or judicial precedents in some jurisdictions in the United States. In particular, the BVI has a less exhaustive body of securities laws as compared to the United States, and some states (such as Delaware) have more fully developed and judicially interpreted bodies of corporate law. There is no statutory recognition in the BVI of judgments obtained in the U.S., although the courts of the BVI will in certain circumstances recognize and enforce a non-penal judgment of a foreign court of competent jurisdiction without retrial on the merits.

It may be difficult to enforce judgments obtained in the U.S. in the British Virgin Islands where AGBA (and therefore the Post-Combination Company) is incorporated.

There is no statutory enforcement in the British Virgin Islands of judgments obtained in the U.S., however, the courts of the British Virgin Islands will in certain circumstances recognize such a foreign judgment and treat it as a cause of action in itself which may be sued upon as a debt at common law so that no retrial of the issues would be necessary, provided that:

•        the U.S. court issuing the judgment had jurisdiction in the matter and the company either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process;

•        the judgment is final and for a liquidated sum;

•        the judgment given by the U.S. court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company;

•        in obtaining judgment there was no fraud on the part of the person in whose favor judgment was given or on the part of the court;

•        recognition or enforcement of the judgment in the British Virgin Islands would not be contrary to public policy; and

•        the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

The British Virgin Islands courts are unlikely:

•        to recognize or enforce against the company, judgments of courts of the U.S. predicated upon the civil liability provisions of the securities laws of the U.S.; and

•        to impose liabilities against the company, predicated upon the certain civil liability provisions of the securities laws of the U.S. so far as the liabilities imposed by those provisions are penal in nature.

As a result of all of the above, the Post-Combination Company shareholders may have more difficulty in protecting their interests in the face of actions taken by the Post-Combination Company’s management, members of the board of directors or major shareholders than they would as shareholders of a U.S. company.

It may be difficult for shareholders of the Post-Combination Company to (i) effect service of process within the United States on directors and officers in China or Hong Kong; (ii) enforce judgments obtained in U.S. courts against such directors and officers based on the civil liability provisions of the U.S. federal securities laws; (iii) enforce in China or Hong Kong judgments of U.S. courts based on the civil liability provisions of the U.S. federal securities laws; and (iv) bring an original action in a China or Hong Kong court to enforce liabilities against directors and officers based on the U.S. federal securities laws.

The Post-Combination Company’s operations are to be based in Hong Kong, and certain of its directors and officers are expected to be based in Hong Kong. Substantially all of its assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon the Post-Combination Company or such directors and officers or to enforce against them or against the Post-Combination Company, judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof.

It is possible that the courts of Hong Kong would (i) not recognize or enforce judgments of United States courts obtained against Hong Kong-based entities or individuals predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States, nor (ii) entertain original actions brought in Hong Kong against these Hong Kong based entities or individuals predicated upon the securities laws of the United States or any state in the United States. Hong Kong has no arrangement for the reciprocal enforcement of judgments with the United States. Enforcement of judgments of United States courts by an investor shall be made as a claim for judgment debt in the Hong Kong courts.

As a matter of Hong Kong law, for an investor to enforce judgments of United States courts in Hong Kong, whether against the Post-Combination Company’s directors and officers or otherwise, such judgments would generally need to be: (1) for a debt or a definite sum of money; (2) made by a court of competent jurisdiction over the parties and the subject matter; (3) between the same parties on an identical issue; (4) final and conclusive on the merits; and (5) not impeachable according to the rules on conflicts of laws of Hong Kong. Such a judgment may not, in any event, be so enforced in Hong Kong if (a) it was obtained by fraud; (b) relates to penal, revenue or other matters of a governmental or public nature; or (c) if it violates any Hong Kong public policy.

Certain provisions of the federal securities laws of the United States or the securities laws of any State or territory within the United States may be deemed to be penal or revenue-related in nature, or otherwise violates Hong Kong public policies. As a result, the Hong Kong court may not recognize or enforce judgments of United States courts obtained against Hong Kong-based entities or individuals predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States.

For an investor to bring an original action in Hong Kong against Hong Kong-based entities or individuals predicated upon the securities laws of the United States or any state in the United States, the following conditions would generally need to be met: (1) applicable securities laws on which the case relates must not constitute foreign penal, revenue or other public law; (2) it must not be related to the determination of the title to or right to possession of any immovable property in Hong Kong; (3) the original action must not be one in respect of which a favourable judgment has been obtain in proceedings between the same parties in an overseas court (including United States court); (4) if against an officer or director, such officer or director is either in Hong Kong, have voluntarily submitted to the Hong Kong court’s jurisdiction or the prior permission of the Hong Kong court has been obtained to serve the Hong Kong originating action upon such officer or director outside Hong Kong; (5) Hong Kong law would need to have an appropriate remedy capable of giving effect to the foreign legal right; and (6) even if the foregoing conditions are satisfied, the Hong Kong court is still required to determine whether it is the appropriate forum to hear a particular case. As a result, the Hong Kong court may not entertain original actions brought in Hong Kong against these Hong Kong based entities or individuals predicated upon the securities laws of the United States or any state in the United States. The TAG Business’s operations are, and the Post-Combination Company’s operations will be, based in Hong Kong. Immediately after the Business Combination, it will have no assets located in the PRC. It is also not expected that the Post-Combination Company will have directors and officers based in the PRC immediately following the Business Combination. Nonetheless, if the Post-Combination Company were to subsequently acquire assets and operations in the PRC and/or appoint directors and officers based in the PRC, it is uncertain whether the PRC court would (i) recognize or enforce judgments of United States courts obtained against PRC based entities or individuals predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States or (ii) entertain original actions brought in the PRC against these PRC based entities or individuals predicated upon the securities laws of the United States or any state in the United States.

The recognition and enforcement of foreign judgments are provided for under the Chinese Civil Procedure Law. Chinese courts may recognize and enforce foreign judgments based either on treaties between the PRC and the country where the judgment is made or in reciprocity between jurisdictions, and if after review, the court concludes that recognition and enforcement of such foreign judgement shall neither contradict the basic principles of the law of PRC nor violate PRC state sovereignty, security and the public interest. The PRC does not have any treaties or other agreements with the British Virgin Islands or the United States that provide for the reciprocal recognition and enforcement of civil foreign judgments. Notwithstanding the absence of a bilateral agreement with the United States, a provincial intermediate court in the PRC has recognized and enforced a U.S. court judgment. As a result of the absence of treaties and recent changes in court rulings, it is uncertain whether a PRC court would enforce a judgment rendered by a court in either of these two countries.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “might”, “ongoing,” “plan,” “possible”, “potential,” “predict,” “project,” “should”, “strive”, “would”, “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Examples of forward-looking statements in this proxy statement include, but are not limited to, statements regarding our disclosure concerning the TAG Business’s operations, cash flows, financial position, and dividend policy.

Forward-looking statements appear in a number of places in this proxy statement including, without limitation, in the sections entitled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations of the TAG Business,” and “Information About the TAG Business.” The risks and uncertainties include, but are not limited to:

•        future operating or financial results;

•        future payments of dividends and the availability of cash for payment of dividends;

•        The TAG Business’s expectations relating to dividend payments and forecasts of its ability to make such payments;

•        future acquisitions, business strategy and expected capital spending;

•        assumptions regarding interest rates and inflation;

•        the Post-Combination Company’s financial condition and liquidity, including its ability to obtain additional financing in the future to fund capital expenditures, acquisitions and other general corporate activities;

•        estimated future capital expenditures needed to preserve AGBA’s capital base;

•        ability of the Post-Combination Company to effect future acquisitions and to meet target returns;

•        the possibility that COVID-19 may hinder AGBA’s ability to consummate the Business Combination; and

•        the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of the Post-Combination Company; and

•        other factors discussed in the section entitled “Risk Factors.”

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in the “Risk Factors” section of this proxy statement. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this proxy statement. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this proxy statement or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

CAPITALIZATION

The following table sets forth the capitalization on an unaudited historical basis of AGBA as of June 30, 2022 and information derived from the unaudited condensed combined balance sheet of the TAG Business as of June 30, 2022, after giving effect to the Business Combination assuming that (i) no holders of AGBA ordinary shares exercise their redemption rights, (ii) that 50% of maximum number of holders of AGBA ordinary shares, and (iii) that the maximum number of holders of AGBA ordinary shares have properly exercised their redemption rights. All figures presented below are presented in U.S. Dollars thousands.

	Historical		As Adjusted
	TAG Business	AGBA	Assuming No Redemptions	Assuming Interim Redemptions	Assuming Maximum Redemptions
Cash and cash equivalents	$15,210	$86	$74,001	$54,975	$36,148
Marketable securities held in trust account	—	38,315	—	—	—
Amount due to Parent	935	1,419	935	935	935
Promissory notes	—	4,762	—	—	—
Warrant liabilities	—	550	550	550	550
Ordinary shares, subject to possible redemption	—	38,315	—	—	—
Total shareholders’ equity (deficit)	31,989	(8,491)	90,230	71,204	52,377
Total capitalization	$32,924	$36,555	$91,715	$72,689	$53,862

The table below shows the number of possible shares following the business combination under varying redemption scenarios.

	Scenario 1 Combined (Assuming No Redemptions Into Cash)		Scenario 2 Combined (Assuming Interim Redemptions Into Cash)		Scenario 3 Combined (Assuming Maximum Redemptions Into Cash)
	Number of ordinary shares	%	Number of ordinary shares	%	Number of ordinary shares	%
AGBA public shares	3,362,871	5.2%	1,681,435	2.7%	—	—
AGBA shares held by the directors	114,000	0.2%	114,000	0.2%	114,000	0.2%
AGBA shares held by Sponsor	1,261,000	1.9%	1,261,000	1.9%	1,261,000	1.9%
AGBA public rights	460,000	0.7%	460,000	0.7%	460,000	0.7%
AGBA rights included in the Private Units	22,500	0.1%	22,500	0.1%	22,500	0.1%
TAG Business’s current shareholders	55,500,000	85.7%	55,500,000	88.0%	55,500,000	90.4%
PIPE Investors	3,500,000	5.4%	3,500,000	5.5%	3,500,000	5.7%
TAG’s Finder	555,000	0.8%	555,000	0.9%	555,000	0.9%
Weighted average shares outstanding	64,775,371	100.0%	63,093,935	100.0%	61,412,500	100.0%

The table above excludes 2,300,000 and 112,500 ordinary shares underlying AGBA’s public and private warrants, respectively, under the No Redemption, Interim Redemption and Maximum Redemption Scenarios. The public and private warrants are exercisable at U.S.$11.50 per share. As both 2,300,000 and 112,500 ordinary shares underlying the public and private warrants are deemed anti-dilutive, they are excluded from the calculation of earnings per shares under the above three scenarios.

EXTRAORDINARY GENERAL MEETING OF AGBA SHAREHOLDERS

General

We are furnishing this proxy statement to the AGBA shareholders as part of the solicitation of proxies by our board of directors for use at the extraordinary general meeting of AGBA shareholders to be held on [•], 2022 and at any adjournment or postponement thereof. This proxy statement is first being furnished to our shareholders on or about [•], 2022 in connection with the vote on the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the extraordinary general meeting.

Date, Time and Place

The extraordinary general meeting of shareholders will be virtually held on [•], 2022 at [•] a.m., at [•], or such other date, time, and place to which such meeting may be adjourned or postponed. There will not be a physical location for the meeting, and you will not be able to attend the meeting in person. We are pleased to utilize virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the company. The virtual meeting format allows attendance from any location in the world. You will be able to attend, vote your shares, view the list of shareholders entitled to vote at the meeting, and submit questions during the meeting via a live audio cast available at [•].

Virtual Meeting Registration

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with Continental and you wish to attend the online-only virtual meeting, go to [•], enter the control number you received on your proxy card and click on the “Click here” link to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to participate in the virtual meeting.

Beneficial shareholders who wish to participate in the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental, a beneficial holder will receive an email prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact Continental at least five Business Days prior to the meeting date.

Accessing the Virtual Meeting Audio Cast

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or email address below. Beneficial investors who hold shares through a bank, broker, or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental contact information is as follows: +1 917-262-2373, or email proxy@continentalstock.com.

Purpose of the extraordinary general meeting of AGBA Shareholders

At the extraordinary general meeting, we are asking holders of AGBA Shares to approve the following proposals:

•        To approve the Business Combination Agreement and the transactions contemplated thereunder, including but not limited to the acquisition, by way of merger, of all of the issued and outstanding shares of the TAG Business from TAG, as provided for in the Business Combination Agreement and the consideration paid to TAG by way of the new issue of AGBA ordinary shares in accordance with the Business Combination Agreement, or the “Business Combination.” This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•        To approve the proposed amendments to the Existing Charter and adopt the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. This proposal is referred to as the “Amendment Proposal” or “Proposal No. 2.”

•        To approve, on a non-binding advisory basis, six separate governance proposals relating to certain material differences between the corporate governance provisions of the Existing Charter and those of the Fifth Amended and Restated Memorandum and Articles of Association of AGBA as further described herein, a copy of which is attached to this proxy statement as Annex B. These proposals are collectively referred to as the “Governance Proposals” or “Proposal No. 3.”

•        To approve the issuance of more than 20% of the issued and outstanding AGBA ordinary shares pursuant to the terms of the Business Combination Agreement, as required by Nasdaq Listing Rules 5635(a), (b) and (d). This proposal is referred to as the “Nasdaq Proposal” or “Proposal No. 4.”

•        To approve and adopt the Share Award Scheme (the form of which is attached as Annex C). This proposal is called the “Share Award Scheme Proposal” or “Proposal No. 5.”

•        To consider a proposal, if put, to approve the adjournment of the extraordinary general meeting in the event AGBA does not receive the requisite shareholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 6.”

Proposals No. 1 through No. 6 are collectively referred to as the “Proposals.”

Recommendation of AGBA’s Board of Directors

AGBA’s board of directors:

•        has determined that each of the Business Combination Proposal and the other Proposals are fair to, and in the best interests of, AGBA and its shareholders;

•        has approved the Business Combination Proposal and the other Proposals; and

•        recommends that AGBA’s shareholders vote “FOR” each of the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal.

AGBA’s board of directors have interests that may be different from or in addition to your interests as a shareholder. See “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” in this proxy statement for further information.

Independent Director Oversight

Our board of directors is comprised of a majority of independent directors who are not affiliated with our Sponsor and its affiliates. In connection with the Business Combination, our independent directors, Brian Chan, Eric Lam, and Thomas Ng, took an active role in evaluating and negotiating the proposed terms of the Business Combination, including the Business Combination Agreement, the related agreements, and the amendments to our Fifth Amended and Restated Memorandum and Articles of Association to take effect upon the completion of the Business Combination. As part of their evaluation of the Business Combination, our independent directors were aware of the potential conflicts of interest with our Sponsor and its affiliates, that could arise with regard to the proposed terms of the Business Combination Agreement and the Fifth Amended and Restated Memorandum and Articles of Association to take effect upon the completion of the Business Combination. Our independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Independent Director Oversight.”

Interests of Certain Persons in the Business Combination

When you consider the recommendation of the board of directors in favor of adoption of the Business Combination Proposal and other proposals, you should keep in mind that the directors and officers of AGBA have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•        If the proposed Business Combination is not consummated by November 16, 2022, then we will be required to liquidate. In such event, the 1,150,000 ordinary shares held by AGBA’s Initial Shareholders, which were acquired prior to the IPO for an aggregate purchase price of US$25,000, will be worthless. Such ordinary shares had an aggregate market value of approximately US$13.1 million based on the closing price of AGBA Shares of US$11.40 on Nasdaq as of August 30, 2022.

•        If the proposed Business Combination is not consummated by November 16, 2022, then 225,000 Private Placement Units purchased by the Sponsor for a total purchase price of US$2,250,000, will be worthless. Such Private Placement Units had an aggregate market value of approximately US$2.4 million based on the closing price of AGBA Units of US$10.70 on Nasdaq as of August 30, 2022.

•        As of August 9, 2022, AGBA has unsecured promissory notes in the aggregate principal amount of US$5,266,243 outstanding. If the proposed Business Combination is not consummated by November 16, 2022, then such loans will not be repaid.

•        Unless AGBA consummates the Business Combination, its officers, directors, and Initial Shareholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital. As of June 30, 2022, US$1,419,337 of advances was paid by Sponsor for expenses incurred on AGBA’s behalf, and, if the proposed Business Combination is not consummated by November 16, 2022, that amount would not be repaid. As a result, the financial interest of AGBA’s officers, directors and Initial Shareholders or their affiliates could influence its officers’ and directors’ motivation in selecting the TAG Business as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the shareholders’ best interest.

•        Two of AGBA’s current five directors are director nominees of the Post-Combination Company’s board.

•        The exercise of AGBA’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

Record Date; Who is Entitled to Vote

We have fixed the close of business on [•], 2022, as the “Record Date” for determining those AGBA shareholders entitled to notice of and to vote at the extraordinary general meeting. As of the close of business on the Record Date, there were 4,737,871 AGBA Shares outstanding and entitled to vote. Each holder of AGBA Shares is entitled to one vote per share on each of the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal.

As of the Record Date, AGBA’s Initial Shareholders, either directly or beneficially, owned and were entitled to vote 1,375,000 ordinary shares, or approximately 29.0% of AGBA’s outstanding ordinary shares. With respect to the Business Combination, AGBA’s Initial Shareholders have agreed to vote their respective ordinary shares acquired by them in favor of the Business Combination Proposal and related Proposals. They have indicated that they intend to vote their shares, as applicable, “FOR” each of the other Proposals, although there is no agreement in place with respect to these Proposals.

Quorum and Required Vote for Shareholder Proposals

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum.

Approval of the Business Combination Proposal, the Amendment Proposal, and the Governance Proposals will each require 65% of the issued and outstanding ordinary shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Further, approval of the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority of the issued and outstanding AGBA Shares present and entitled to vote at the extraordinary general meeting. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

The Business Combination Proposal is conditioned upon the approval of the Amendment Proposal and the Nasdaq Proposal. The Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, and the Share Award Scheme Proposal are dependent upon the approval of the Business Combination Proposal. AGBA’s Initial Shareholders, who as of the Record Date owned 1,375,000 AGBA Shares, or approximately 29.0% of the outstanding AGBA Shares, have agreed to vote their respective ordinary shares acquired by them prior to the initial public offering in favor of the Business Combination Proposal and related proposals. Therefore, approximately 36.1% of the AGBA Shares held by our public shareholders will need to vote in favor of the Business Combination Proposal for the Business Combination Proposal to be approved (assuming all such shareholders are represented in person or by proxy and entitled to vote at the extraordinary general meeting).

AGBA’s Initial Shareholders have also agreed that they will vote any shares they purchase in the open market in or after the IPO in favor of each of the Proposals.

Voting Your Shares

Each AGBA Share that you own in your name entitles you to one vote for each Proposal on which such shares are entitled to vote at the extraordinary general meeting. Your proxy card shows the number of ordinary shares that you own.

There are two ways to ensure that your AGBA Shares, as applicable, are voted at the extraordinary general meeting:

•        You can cause your shares to be voted by signing and returning the enclosed proxy card. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, “FOR” the adoption of the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, the Share Award Scheme Proposal, and the Business Combination Adjournment Proposal. Votes received after a matter has been voted upon at the extraordinary general meeting will not be counted.

•        You can attend virtually the extraordinary general meeting and vote online. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL (AS WELL AS THE OTHER PROPOSALS). IN ORDER TO REDEEM YOUR SHARES, YOU MUST TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES FOR REDEMPTION BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM. IF THE BUSINESS COMBINATION IS NOT CONSUMMATED, THEN THESE TENDERED SHARES WILL NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO THE APPLICABLE SHAREHOLDER. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER OR BANK TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        if you are a record holder, you may notify our corporate secretary in writing before the extraordinary general meeting that you have revoked your proxy; or

•        you may attend the extraordinary general meeting virtually, revoke your proxy, and vote online, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call Advantage Proxy, our proxy solicitor, at (877) 870-8565, or AGBA at +(852) 6872 0258.

Redemption Rights

Pursuant to AGBA’s Existing Charter, a holder of AGBA Shares may demand that AGBA redeem such ordinary shares for cash at the applicable redemption price per share equal to the quotient obtained by dividing the (i) the aggregate amount on deposit in the trust account as of two Business Days prior to the consummation of the Business Combination, including interest (net of taxes payable), by (ii) the total number of the then outstanding public ordinary shares. As of June 30, 2022, this would have amounted to approximately US$11.39 per share.

You will be entitled to receive cash for any public ordinary shares to be redeemed only if you:

•        hold public shares; and

•        prior to 5:00 pm Eastern Time, on [•], 2022 (two Business Days prior to AGBA’s extraordinary general meeting), (a) submit a written request to Continental that AGBA redeem your public shares for cash; and (b) deliver your public shares to Continental, physically or electronically through DTC.

AGBA shareholders will be entitled to redeem their AGBA Shares for a full pro rata share of the trust account (currently anticipated to be no less than approximately US$[10.00] per share) net of taxes payable.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to AGBA’s Transfer Agent or deliver your shares to the Transfer Agent electronically using The Depository Trust Company’s DWAC (deposit/withdrawal at custodian) system, in each case, by two Business Days prior to the extraordinary general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by contacting your broker and requesting delivery of your shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, Deposit Trust Company, and AGBA’s Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker US$45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is AGBA’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. AGBA does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their ordinary shares before exercising their redemption rights and thus will be unable to redeem their ordinary shares.

In the event that a shareholder tenders its ordinary shares and decides prior to the consummation of the Business Combination that it does not want to redeem its ordinary shares, the shareholder may withdraw the tender. In the event that a shareholder tenders ordinary shares and the Business Combination is not consummated, these ordinary shares will not be redeemed for cash and the physical certificates representing these ordinary shares will be returned to the shareholder promptly following the determination that the Business Combination will not be consummated.

AGBA anticipates that a shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Business Combination would receive payment of the redemption price for such ordinary shares soon after the completion of the Business Combination.

If properly demanded by AGBA’s public shareholders, AGBA will redeem each share into a pro rata portion of the funds available in the trust account, calculated as of two Business Days prior to the anticipated consummation of the Business Combination. As of the Record Date, this would amount to approximately US$[•] per share. If you exercise your redemption rights, you will be exchanging your AGBA Shares for cash and will no longer own the ordinary shares. If AGBA is unable to consummate the Business Combination by November 16, 2022, then it will liquidate and dissolve and public shareholders would be entitled to receive approximately US$11.39 per share upon such liquidation.

The following table demonstrates the pro forma book value of shares as of June 30, 2022, based on 61,412,500 number of possible shares assuming the maximum redemption:

		Pro Forma Book Value Per Share
	Pro Forma Book Value at June 30, 2022 (US$ thousand)	Assuming owned by non-redeeming shareholders	Assuming no warrants were issued to Initial Shareholders in connection with AGBA’s initial public offering	Assuming no rights were issued to Initial Shareholders in connection with AGBA’s initial public offering	Assuming that no Insider Shares were issued to AGBA’s sponsor	Assuming no rights or warrants were issued to AGBA’s Initial Shareholders, and that no Insider Shares were issued
Assuming maximum redemptions	52,377	0.85	0.85	0.85	0.87	0.87
Number of possible shares#		61,412,500	61,412,500	61,390,000	60,148,500	60,126,000

____________

#        Excludes both public and private warrants

The table above excludes 112,500 ordinary shares underlying the private warrants which are exercisable at U.S.$11.50 per share. As these warrants are deemed anti-dilutive, they are excluded from the calculation of pro forma book value of shares.

All outstanding public warrants will continue to be outstanding notwithstanding the actual redemptions. The value of our outstanding warrants was approximately US$241,250 based on the closing price of the warrants of US$0.05 on The Nasdaq Capital Market as of August 30, 2022. The potential for the issuance of a substantial number of additional ordinary shares upon exercise of these warrants could make the combined company less attractive to investors. Any such issuance will increase the number of issued and outstanding ordinary shares and reduce the value of the outstanding ordinary shares. Therefore, the outstanding warrants could have the effect of depressing AGBA’s share price.

Tendering Ordinary Share Certificates in connection with Redemption Rights

AGBA is requiring the AGBA public shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to AGBA’s Transfer Agent, or to deliver their shares to the Transfer Agent electronically using Depository Trust Company’s DWAC (deposit/withdrawal at custodian) system, at the holder’s option prior to two Business Days immediately preceding the extraordinary general meeting. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker US$45.00 and it would be up to the broker whether to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether AGBA requires holders seeking to exercise redemption rights to tender their ordinary shares. The need to deliver ordinary shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effected.

Any request for redemption, once made, may be withdrawn at any time up to two Business Days immediately preceding the extraordinary general meeting. Furthermore, if a shareholder delivered his certificate for redemption and subsequently decided prior to the date immediately preceding the extraordinary general meeting not to elect redemption, he may simply request that the Transfer Agent return the certificate (physically or electronically).

A redemption payment will only be made in the event that the proposed Business Combination is consummated. If the proposed Business Combination is not consummated for any reason, then public shareholders who exercised their redemption rights would not be entitled to receive the redemption payment. In such case, AGBA will promptly return the share certificates to the public shareholder.

Appraisal Rights

The BVI Companies Law prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders in a BVI company are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption, and the board of directors of AGBA has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represents the fair value of those shares.

A summary of the relevant sections of the BVI Companies Law follows. A member of a BVI business company is entitled to payment of the fair value of his shares upon dissenting from any of the following: (a) a merger; (b) a consolidation; (c) any sale, transfer, lease, exchange, or other disposition of more than 50% in value of the assets or business of the company if not made in the usual or regular course of the business carried on by the company but not including (i) a disposition pursuant to an order of the court having jurisdiction in the matter, (ii) a disposition for money on terms requiring all or substantially all net proceeds to be distributed to the shareholders in accordance with their respective interest within one year after the date of disposition, or (iii) a transfer pursuant to the power of the directors to transfer assets for the protection thereof; (d) a redemption of 10%, or fewer of the issued shares of the company required by the holders of 90%, or more of the shares of the company pursuant to the terms of the BVI Companies Law; and (e) an arrangement, if permitted by the court.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. AGBA and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card. Advantage Proxy, a proxy solicitation firm that AGBA has engaged to assist it in soliciting proxies, will be paid its customary fee of approximately US$10,000 and out-of-pocket expenses.

AGBA will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. AGBA will reimburse them for their reasonable expenses.

If you send in your completed proxy card, you may still vote your shares at the extraordinary meeting if you revoke your proxy before it is voted at the extraordinary general meeting.

AGBA Initial Shareholders

In October 2018 and February 2019, an aggregate of 1,150,000 shares were sold to our Initial Shareholders as the “Insider Shares,” for an aggregate purchase price of US$25,000. Simultaneous with the consummation of the IPO, we consummated the private placement of 225,000 “Private Placement Units” at a price of US$10.00 per Private Placement Unit, generating total proceeds of US$2,250,000. The Private Placement Units were purchased by AGBA’s Sponsor. The underwriters exercised the over-allotment on May 16, 2019, the underwriters purchased 600,000 over-allotment option units, which were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$6,000,000.

Pursuant to a registration rights agreement between us and our Initial Shareholders, our Initial Shareholders are entitled to certain registration rights with respect to the AGBA Rights held by them, as well as the underlying securities. The holders of these securities are entitled to make up to two demands that AGBA register such securities. The holders of the Insider Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these ordinary shares are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination. AGBA will bear the expenses incurred in connection with the filing of any such registration statements.

At any time at or prior to the Business Combination, during a period when they are not then aware of any material nonpublic information regarding us or our securities, our Initial Shareholders, TAG and/or their directors, officers, advisors or respective affiliates may purchase public shares from institutional and other investors who vote, or indicate an intention to vote, against any of the Proposals, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Proposals. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record or beneficial holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Initial Shareholders, TAG and/or their directors, officers, advisors or respective affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholder would be required to revoke their prior elections to redeem their shares. Our Initial Shareholders, TAG, and/or their directors, officers, advisors or respective affiliates may also purchase public shares from institutional and other investors who indicate an intention to redeem our shares, or, if the price per share of our shares falls below US$10.00 per share, such parties may seek to enforce their redemption rights.

The above-described activity could be especially prevalent in and around the time of Closing. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that (i) the Nasdaq Proposal, Share Award Scheme Proposal, and Business Combination Adjournment Proposal are approved by the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares present in person by virtual attendance or represented by proxy at the extraordinary general meeting and entitled to vote on such matter, (ii) the Business Combination Proposal, the Amendment Proposal, and the Governance Proposals are approved by 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting, (iii) otherwise limit the number of public shares electing to redeem and (iv) the Post-Combination Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least US$5,000,001 after giving effect to the transactions contemplated by the Business Combination Agreement and the PIPE Investment. Our Initial Shareholders, TAG and/or their directors, officers, advisors or respective affiliates may also purchase shares from institutional and other investors for investment purposes.

Entering into any such arrangements may have a depressive effect on the ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he, she or they own, either at or prior to the Business Combination. If such transactions are effected, the consequence could be to cause the Business Combination to be consummated in circumstances where such consummation could not otherwise occur. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the proposals to be presented at the extraordinary general meeting and would likely increase the chances that such proposals would be approved. We will file or submit a current report on Form 8-K to disclose any material arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the proposals to be put to the extraordinary general meeting or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL

We are asking our shareholders to adopt and approve the Business Combination Agreement, certain related agreements, and the transactions contemplated thereby (including the Business Combination). AGBA shareholders should carefully read this proxy statement in its entirety for more detailed information concerning the Business Combination Agreement, which is attached as Annex A, Annex A-1, Annex A-2, and Annex A-3 to this proxy statement, and the transactions contemplated thereby. Please see “— The Business Combination Agreement” below for additional information and a summary of certain terms of the Business Combination Agreement. You should read the Business Combination Agreement in its entirety before voting on this proposal.

Because we are holding a shareholder vote on the Business Combination, we may consummate the Business Combination only if it is approved by the affirmative vote of at 65% of the votes cast by the holders of the issued of ordinary shares present in person by virtual attendance or represented by proxy at the extraordinary general meeting and entitled to vote on such matter.

The discussion in this proxy statement of the Business Combination and the principal terms of the Business Combination Agreement, is subject to, and is qualified in its entirety by reference to, the Business Combination Agreement. The full text of the Business Combination Agreement is attached hereto as Annex A, Annex A-1, Annex A-2, and Annex A-3 which is incorporated by reference herein.

Business Combination Agreement

This subsection of the proxy statement describes the material provisions of the Business Combination Agreement but does not purport to describe all of the terms of the Business Combination Agreement. You should read the Business Combination Agreement in its entirety because it is the primary legal document that governs the Business Combination. The Business Combination Agreement contains representations, warranties, and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties, and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties, and covenants in the Business Combination Agreement are also modified in part by the underlying disclosure schedules of the parties (together, the “disclosure schedules”), which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to the Business Combination Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement as characterizations of the actual state of facts about AGBA, the Merger Subs, the TAG Business, B2B, B2BSub, HKSub, TAG, or any other matter.

Assuming the Business Combination Proposal is approved, the parties to the transaction expect to close the Business Combination no later than October 31, 2022.

Parties to and Structure of the Acquisition Merger

On November 3, 2021, each of AGBA Acquisition Limited (“AGBA”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”), and TAG Holdings Limited (“TAG”) entered into the Business Combination Agreement. On November 18, 2021, these same parties entered into an amendment to the Business Combination Agreement which provided for a change in the terms of the OPH Merger so that HKSub will be the surviving entity in such merger. On January 4, 2022, these parties and the Merger Subs, which had acceded to the Business Combination Agreement in accordance with its terms, entered into a second amendment of the Business Combination Agreement, extending the timeline for the parties to agree on the ancillary agreements thereto and the deadline for the consummation of the Business Combination. On May 4, 2022, the parties to the Business Combination Agreement executed a third amendment to the agreement, further extending those deadlines. At Closing, AGBA will, through an acquisition merger, become the beneficial owner of all of the issued and outstanding shares and other equity interests in and of each of OPH and Fintech, and AGBA will, in exchange, issue 55,500,000 of its ordinary shares to TAG (the “Aggregate Stock Consideration”), in compliance with any applicable laws. Following the Closing, TAG intends to distribute the AGBA Shares comprising 100% the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG.

To effect this acquisition TAG incorporated B2B (a BVI business company and wholly-owned subsidiary of TAG), B2BSub (a BVI business company and wholly-owned subsidiary of B2B), and HKSub (a Hong Kong company and a wholly-owned subsidiary of B2BSub), while AGBA incorporated Merger Sub I and Merger Sub II (each a BVI business company and wholly-owned subsidiary of AGBA). As the Merger Subs were not incorporated at the time of signing of the Business Combination Agreement, Merger Sub I and Merger Sub II are obligated to accede to and become parties to the Business Combination Agreement upon their due incorporation. Pursuant to the terms of the Business Combination Agreement, AGBA incorporated Merger Sub I and Merger Sub II in accordance with BVI law on November 26, 2021. The Merger Subs were incorporated for the purpose of effecting the acquisition merger contemplated by the Business Combination Agreement. AGBA owns 100% of the issued and outstanding shares of each of the Merger Subs. Promptly following their incorporation, the Merger Subs acceded to the Business Combination Agreement, in accordance with its terms, on December 3, 2021.

On August 11, 2022, OPH merged with and into HKSub, with HKSub as the surviving entity, as a result of which HKSub, as the combined surviving company became an indirect, wholly-owned subsidiary of B2B (the “OPH Merger”). Pursuant to the terms of Business Combination Agreement, (i) Merger Sub I will merger with and into B2B, with B2B as the surviving entity, as a result of which B2B will be a wholly-owned subsidiary of AGBA, and (ii) Merger Sub II will merge with and into Fintech, with Fintech as the surviving entity, as a result of which Fintech will be a wholly-owned subsidiary of AGBA (these mergers together, the “Acquisition Merger”).

The Acquisition Merger will become effective upon the filing of the Articles of Merger for each merger with, and registration by, the Registrar of Corporate Affairs of the BVI in accordance with the relevant provisions of the BVI Companies Law.

Organizational Structure

The following chart depicts the organizational structure of the Post-Combination Company immediately following the Business Combination but prior to the distribution by TAG of 100% of the Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders.

As a result of the Business Combination and immediately following the closing of the Business Combination, assuming no AGBA shareholders elect to redeem their shares for cash, TAG will, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, own approximately 85.3% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), the former shareholders of AGBA will own approximately 8.5% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming the target minimum of US$35,000,000) will own approximately 5.4% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). Prior to Closing, AGBA will amend the July 14, 2022 initial filing of the S-1 registration statement such that (i) the only selling shareholders thereunder shall be those pursuant the PIPE Investment, and (ii) the only shares to be registered for resale at that time prior to Closing shall be the AGBA Shares issued pursuant to the PIPE Investment (the “PIPE Shares”), and not the Aggregate Stock Consideration. Then, following Closing, the second and third phases of the distribution process after the initial distribution at Closing of 100% of the Aggregate Stock Consideration to TAG shall involve the filing of a resale registration statement on Form S-1 to register the distribution of the Aggregate Stock Consideration from TAG to its ultimate beneficial shareholders; followed by the filing of a resale registration statement on Form S-1 to register the resale of 100% of the Aggregate Stock Consideration by the ultimate beneficial shareholders. On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which the parties mutually agreed to waive the condition to Closing of effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration.

The target minimum US$35,000,000 amount of Post-Combination Company ordinary shares to be owned by investors of the PIPE financing is subject to the final amount subscribed for by the PIPE investors, with US$35,000,000 being a minimum amount required by the Business Combination Agreement as a condition to Closing (less any amounts not redeemed from AGBA’s trust account). Apex Twinkle Limited, as financial advisor to the Business Combination, will own 555,000 AGBA Shares — less than 1%. If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons in the two charts above will be different.

Upon completion of the Business Combination, assuming no redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately 2.07% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately 0.17% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If 3,362,871 ordinary shares are redeemed for cash, which assumes the maximum redemption of AGBA ordinary shares, TAG, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, will own approximately [90.4]% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), AGBA former shareholders will own approximately [3.0]% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming the target minimum of US$35,000,000) will own approximately [5.7]% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). Assuming maximum redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately [2.19]% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately [0.18]% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons above, including the Initial Shareholders, will be different.

Upon consummation of the Business Combination, the each of B2B, Fintech and their subsidiaries will be wholly-owned subsidiaries of AGBA (directly or through intermediate subsidiaries, as reflected in the organization charts set out on pages 31, 33, 117, and 177 of this proxy statement), with the exception of OnePlatform Wealth Management Limited, which will be held 99.8% by OPH.

The following chart illustrates the ownership structure of the Post-Combination Company after the distribution of the Aggregate Stock Consideration pro rata to TAG’s ultimate beneficial shareholders.

Consideration

At the effective time of the Acquisition Merger, among other things, all equity securities of each of B2B and Fintech issued and outstanding as of immediately prior to the effective time of the Acquisition Merger shall be cancelled and automatically converted into TAG’s right, as sole shareholder of B2B and Fintech, to direct receipt of the Aggregate Stock Consideration in compliance with any applicable laws. The aggregate value of the Aggregate Stock Consideration to be paid by AGBA in the Business Combination is US$555,000,000 (calculated as follows: 55,500,000 AGBA Shares to be issued, multiplied by US$10.00 (the deemed value of the shares in the Business Combination Agreement)).

The value of the Aggregate Stock Consideration may be higher, if, in accordance with the Business Combination Agreement, the parties mutually agree for AGBA to issue a larger number of AGBA Shares. AGBA currently is authorized to issue 100,000,000 ordinary shares, US$0.001 par value per share.

Pursuant to the Business Combination Agreement, at Closing, AGBA shall issue the full amount of the Aggregate Stock Consideration, less certain Holdback Shares (for indemnification purposes), to TAG, in its capacity as sole shareholder of B2B and Fintech. Post-Closing, TAG intends to further distribute 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG, subject to legal and regulatory requirements. On the day following the last day of the survival period (i.e. six months following the Closing), AGBA shall issue the Holdback Shares to TAG, in its capacity as sole shareholder of B2B and Fintech, subject to compliance with applicable Law, and deliver such Holdback Shares in accordance with the terms and conditions of the Business Combination Agreement. Upon the written agreement of the parties to the Business Combination Agreement, AGBA may deliver all or a portion of the Aggregate Stock Consideration in the form of cash, pursuant to payment mechanisms to be mutually agreed.

Representations and Warranties

Representations and Warranties of TAG and its Subsidiaries

In the Business Combination Agreement, TAG makes certain representations and warranties (with certain exceptions set forth in the group parties disclosure schedule) relating to B2B, B2BSub, HKSub, OPH, Fintech, and their respective subsidiaries (together, the “Group Parties”), including among other things:

•        corporate organization of TAG and the Group Parties;

•        authorization, execution, delivery, and enforceability of the Business Combination Agreement and other ancillary transaction documents;

•        governmental authorization of the Business Combination;

•        absence of conflicts or breaches;

•        capital structure of OPH and Fintech;

•        accuracy of organizational documents and corporate records;

•        historical and/or assumed business names;

•        list and ownership of all subsidiaries of OPH and Fintech;

•        required consents and approvals;

•        accuracy of historical financial statements;

•        accuracy of books and records;

•        absence of certain changes or events;

•        title to assets and properties;

•        litigation and claims;

•        material contracts;

•        licenses and permits;

•        compliance with laws, including those relating to foreign corrupt practices;

•        ownership and licensing of intellectual property;

•        employees

•        employment matters;

•        withholding;

•        real property;

•        accounts;

•        tax matters;

•        environmental laws;

•        finders’ fees;

•        powers of attorney and suretyship;

•        the current directors of the Group Parties as of the date of the Business Combination Agreement;

•        certain business practices, including compliance with money laundering laws;

•        that no Group Party is an investment company under U.S. securities laws; and

•        other customary representations and warranties.

OPH, HKSub and Fintech make certain representations and warranties relating to themselves, including:

•        their corporate organization;

•        authorization, execution, delivery, and enforceability of the Business Combination Agreement and other ancillary transaction documents;

•        absence of conflicts; and

•        capitalization.

Representations and Warranties of AGBA and the Merger Subs

In the Business Combination Agreement, AGBA makes certain representations and warranties (with certain exceptions set forth in the acquiror disclosure schedule) relating to itself, including among other things:

•        corporate existence and power;

•        authorization, execution, delivery, and enforceability of the Business Combination Agreement and other ancillary transaction documents;

•        governmental authorization of the Business Combination;

•        absence of conflicts;

•        finders’ fees;

•        validity of share issuance;

•        capital structure;

•        the accuracy of information provided to securities authorities;

•        litigation and claims;

•        minimum trust fund amount;

•        validity of Nasdaq listing;

•        compliance with the Sarbanes-Oxley Act;

•        that AGBA is not an investment company;

•        approval of the AGBA board of directors;

•        AGBA SEC documents;

•        compliance with laws, including those relating to foreign corrupt practices and money laundering; and

•        other customary representations and warranties.

In addition, Merger Sub I and Merger Sub II (immediately upon their accession to the Business Combination Agreement on December 3, 2021) make representations and warranties relating to themselves, including among other things:

•        corporate organization and similar corporate matters;

•        authorization, execution, delivery, and enforceability of the Business Combination Agreement and other ancillary transaction documents;

•        absence of conflicts;

•        the accuracy of information provided to securities authorities;

•        litigation and claims;

•        compliance with the Sarbanes-Oxley Act;

•        that it is not an investment company;

•        approval of its board of directors;

•        compliance with laws, including those relating to foreign corrupt practices and money laundering; and

•        other customary representations and warranties.

Material Adverse Effect

Under the Business Combination Agreement, certain representations and warranties of the Group Parties are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, a material adverse effect with respect to the Group Parties (a “Group Parties Material Adverse Effect”) means any event occurrence, fact, condition, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, liabilities, results of operations or condition (financial or otherwise), of B2B, Fintech, and/or their consolidated subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; or (b) the ability of B2B, Fintech, and/or their consolidated subsidiaries to consummate the transactions contemplated by the Business Combination Agreement or the ancillary agreements thereto to which it is party.

However, in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be a Group Parties Material Adverse Effect:

•        general economic or political conditions;

•        conditions generally affecting the industries in which the Group Parties operate;

•        any changes in financial, banking, or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates;

•        acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof, or pandemics, including effects related to the COVID-19 pandemic;

•        any action required or permitted by the Business Combination Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of AGBA;

•        any changes in applicable laws or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof;

•        the announcement, pendency or completion of the transactions contemplated by this Business Combination Agreement, including effects related to the identity of AGBA and losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with any of the Group Parties;

•        any natural or man-made disaster or acts of God; or

•        any failure by B2B, Fintech, and/or their subsidiaries to meet any internal or published projections, forecasts or revenue or earnings predictions.

Likewise, under the Business Combination Agreement, certain representations and warranties of AGBA are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, a material adverse effect with respect to AGBA (an “Acquiror Material Adverse Effect”) means any material adverse change or material adverse effect that would prevent or materially delay the ability of AGBA, Merger Sub I, or Merger Sub II to perform its obligations under the Business Combination Agreement.

However, in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be an Acquiror Material Adverse Effect:

•        general economic or political conditions;

•        conditions generally affecting the industries in which AGBA operates;

•        any changes in financial, banking, or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates, except for changes that disproportionally affect AGBA;

•        acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof;

•        any action required or permitted by the Business Combination Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of any Group Party;

•        any matter of which AGBA is aware on the date of the Business Combination Agreement;

•        any changes in applicable laws or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof, except for changes that disproportionally affect AGBA;

•        the announcement, pendency or completion of the transactions contemplated by this Business Combination Agreement; or

•        any natural or man-made disaster or acts of God.

Covenants and Undertakings

Joint Covenants of the Parties

Each of the parties to the Business Combination Agreement, including the Merger Subs upon their accession to it, has agreed to take certain actions, including among other things:

•        not to enter into alternative transactions competing with the Business Combination;

•        to provide access to their books and records and provide information relating to their respective business to the other party, its counsel, and other representatives;

•        to provide notice upon the occurrence of certain events, such as the commencement of material litigation or actions materially affecting the transactions contemplated in the Business Combination Agreement;

•        to cooperate to prepare a proxy statement to be circulated to the shareholders of AGBA to approve the transaction and a registration statement on Form S-1 (and certain other regulatory filings) to be filed with the SEC to register the AGBA Shares comprising the Aggregate Stock Consideration and to meet all other SEC requirements and obtain other required approvals;

•        to cooperate regarding tax matters;

•        to take commercially reasonable efforts to obtain necessary third-party consents;

•        to use reasonable best efforts to finalize related agreements to the Business Combination Agreement no later than September 30, 2022 (unless otherwise agreed by the parties in writing);

•        to comply with all agreements entered into in connection with AGBA’s IPO;

•        to maintain confidentiality;

•        to provide indemnification and insurance for directors and officers of AGBA and the Post-Combination Company;

•        to cooperate in obtaining sufficient financing for the Post-Combination Company to receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 (or such greater amount as determined by the parties) in a private placement or other financing to be consummated simultaneously with Closing (the “PIPE Investment”); and

•        to cooperate with the Transfer Agent of AGBA to remove any restriction legends on the shares comprising the Aggregate Stock Consideration to be registered by this proxy statement upon it becoming effective under U.S. securities law.

On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

Conduct of Business; Covenants of AGBA and the Merger Subs

AGBA has agreed to remain a “blank check company” as defined in Rule 419 of the Securities Act and to not conduct any business operations other than in connection with the Business Combination Agreement. Each of Merger Sub I and Merger Sub II has agreed (upon their accession to the agreement on December 3, 2021) to remain subsidiaries solely for the purpose of entering into the Acquisition Merger.

The Business Combination Agreement also contains covenants of AGBA and the Merger Subs providing for:

•        allowance for AGBA to make certain distributions from its trust account;

•        the continued employment of certain key personnel of the Group Parties following the Business Combination;

•        AGBA to prepare and submit to Nasdaq a listing application for the AGBA Shares comprising the Aggregate Stock Consideration to be registered pursuant to the registration statement;

•        AGBA’s directors adopting a resolution consistent with the interpretive guidance of the SEC relating to Rule 16b-3(d) under the Exchange Act, such that the acquisition of AGBA Shares pursuant to the Business Combination Agreement by any officer or director of B2B, B2BSub, HKSub, OPH, Fintech, or TAG who is expected to become a “covered person” of AGBA for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder shall be exempt acquisitions for purposes of that section;

•        the release of the Group Parties, their subsidiaries, and their affiliates from all disputes, claims, losses, controversies, demands, rights, liabilities, actions, and causes of action of every kind and nature, whether known or unknown, arising from any matter concerning the TAG Business and its subsidiaries occurring prior to the Closing, save for certain exceptions;

•        AGBA incorporating the Merger Subs, and the Merger Subs acceding to the Business Combination Agreement; and

•        Settlement of all outstanding liabilities of AGBA and reimbursement of out-of-pocket expenses reasonably incurred by AGBA’s officers and directors in investigating business combination opportunities.

Conduct of Business; Covenants of the Group Parties

Each of B2B, B2BSub, HKSub, OPH, and Fintech have agreed to operate their business in the ordinary course, consistent with past practices, prior to the Closing of the Business Combination (with certain exceptions) and not to take certain specified actions without the prior written consent of AGBA. The TAG and the Group Parties also have agreed to furnish the financial statements required by AGBA to make applicable filings with the SEC.

The Business Combination Agreement also contains covenants of the Group Parties providing for:

•        the delivery of certain future annual and interim financial statements;

•        an update to the Group Parties’ disclosure schedules at Closing; and

•        the consummation of the merger of OPH with HKSub, with HKSub as the surviving entity.

Closing

In accordance with the terms and subject to the conditions of the Business Combination Agreement, the Closing shall occur via the remote electronic exchange of documentation, unless otherwise agreed by the parties hereto, and shall be deemed to take place at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 at 10:00 a.m. local time, on a date no later than five (5) Business Days after the satisfaction or waiver of all the conditions described below under the section entitled “Conditions to Closing” below, or at such other place and time as the parties may mutually agree upon.

Conditions to Closing

General Conditions to Closing

Consummation of the Business Combination and the obligations of the parties to consummate the transactions contemplated by the Business Combination Agreement (which may be waived by the mutual agreement of the parties) are conditioned on, among other things:

•        the absence of any applicable law or final, non-appealable order prohibiting the consummation of the closing of the Business Combination and the absence of any third-party legal action seeking to interfere with the Business Combination in any respect;

•        AGBA receiving approval from its shareholders to the Business Combination;

•        the Merger Subs receiving approval from AGBA, as their sole shareholder, approving and adopting the plans and articles of merger for the Acquisition Merger;

•        B2B, B2BSub, OPH, and Fintech receiving approval from their respective shareholders, approving and adopting the plans and article of merger for the OPH Merger and the Acquisition Merger;

•        the SEC having completed its review of the proxy statement, and AGBA filing the definitive proxy statement with the SEC and distributing the definitive proxy statement to its shareholders;

•        the registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration becoming effective under U.S. securities law;

•        the OPH Merger having been consummated and legally effective under Hong Kong law;

•        all consents required to be obtained from or made with any authority having been obtained;

•        each of the additional agreements contemplated by the Business Combination Agreement being duly executed and in full force and effect;

•        the Articles of Merger for B2B and Merger Sub I being executed, filed, and accepted by the BVI Registrar of Corporate Affairs; and

•        the Articles of Merger for Fintech and Merger Sub II being executed, filed, and accepted by the BVI Registrar of Corporate Affairs.

On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the

AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

AGBA’s Conditions to Closing

The obligations of AGBA to consummate the transactions contemplated by the Business Combination Agreement (which may be waived by AGBA in its discretion), in addition to the conditions described above in the first paragraph of this section, are conditioned upon, among other things, each of the following:

•        the Group Parties complying with all of their obligations under the Business Combination Agreement, including executing the additional agreements contemplated therein;

•        the representations and warranties of TAG being true on both the signing date of the Business Combination and at Closing;

•        there having been no Group Parties Material Adverse Effect (as defined in the Business Combination Agreement);

•        AGBA receiving a certificate from a duly authorized representative of each of B2B, B2BSub, HKSub, OPH, Fintech, and TAG, certifying satisfaction of their closing obligations;

•        AGBA receiving (i) the organizational documents of B2B, B2BSub, HKSub, OPH, Fintech, and TAG and (ii) the resolutions of their boards authorizing the transactions contemplated by the Business Combination Agreement;

•        TAG’s key personnel having executed employment agreements with respect to their employment with the Post-Combination Company;

•        AGBA receiving Group Parties’ disclosure schedules, updated as at Closing; and

•        AGBA having received duly executed legal opinions from B2B’s Hong Kong and BVI counsel and Fintech’s BVI counsel.

On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

Group Parties’ Conditions to Closing

The obligations of B2B, B2BSub, HKSub, OPH, Fintech, and TAG to consummate the transactions contemplated by the Business Combination Agreement (which may be waived by the Group Parties in their discretion), in addition to the conditions described above, are conditioned upon, among other things, each of the following:

•        AGBA and the Merger Subs complying with all of their respective obligations under the Business Combination Agreement, including executing the additional agreements contemplated therein;

•        the representations and warranties of AGBA being true on both the signing date of the Business Combination and as at Closing;

•        no Acquiror Material Adverse Effect (as defined in the Business Combination Agreement) having occurred or continuing;

•        the Group Parties receiving a certificate from the CEO and CFO of AGBA, certifying satisfaction of AGBA’s closing obligations;

•        the incorporation of the Merger Subs and their accession to the Business Combination Agreement;

•        AGBA completing payment to all holders of its securities who validly redeemed their securities in accordance with the terms of the Business Combination Agreement, AGBA’s resale registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration, and this proxy statement;

•        all remaining indebtedness owed by AGBA to the Sponsor, after repayment, shall have been converted into AGBA Units at the price of US$10.00 per unit, which is the same as the Private Placement Units, in accordance with the promissory notes issued to the Sponsor;

•        AGBA filing with the BVI Registrar of Corporate Affairs the Fifth Amended and Restated Memorandum and Articles of Association of AGBA and obtaining approval at the extraordinary general meeting, and the BVI Registrar of Corporate Affairs having registered the amended memorandum and articles;

•        AGBA’s listing application with Nasdaq for the AGBA Shares to be issued pursuant to the Business Combination Agreement having been approved and AGBA remaining listed on Nasdaq; and

•        upon the Closing, after deducting the aggregate amount of cash proceeds that will be required to satisfy any exercise of AGBA securities redemptions from the trust account and the aggregate amount of any unpaid AGBA transaction costs and TAG transaction costs, the Post-Combination Company shall receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000 comprised of (i) amounts not redeemed from AGBA’s trust account, and (ii) amounts raised in the PIPE Investment.

On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that certain employment agreements be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing, and therefore each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock-up those shares for at least 180 days from Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

Indemnification and Holdback Mechanism

For a period of six months following the Closing (the “Survival Period”), TAG shall indemnify and hold harmless AGBA, its affiliates, and other related, indemnified parties against all losses incurred as a result of any breach, inaccuracy, or non-fulfilment of any representations, warranties, or post-closing covenants of TAG.

To effect this indemnification, AGBA shall be entitled to retain a number of AGBA Shares, representing three percent (3%) of the total consideration amount (the “Holdback Shares”), in the event that (i) prior to the expiration of the Survival Period, TAG (or its designated representative) and AGBA finally and mutually agree to any TAG indemnification liability or (ii) during the Survival Period, a final order establishes TAG’s indemnification liability. In either scenario, the parties shall mutually agree the number of Holdback Shares that AGBA may retain or appoint an independent expert to so determine if agreement cannot be reached. In addition, AGBA may retain all or a portion of the Holdback Shares, if prior to the expiration of the Survival Period, AGBA delivers to TAG (or its designated representative) an indemnification notice in accordance with the mechanism described in the Business Combination Agreement. If the adjudication of liability resulting from that notice remains pending, AGBA shall be entitled to retain such Holdback Shares for no longer than three months past the expiration of the Survival Period. When AGBA is required to distribute the Holdback Shares in accordance with the terms of the Business Combination Agreement, it will deliver those shares to such persons to TAG, in its capacity as sole shareholder of B2B and Fintech, and in compliance with any applicable laws.

AGBA’s entitlement to retain the Holdback Shares for indemnification, subject to the terms of the Business Combination Agreement, is its sole and exclusive remedy from and after Closing. The Holdback Share mechanism does not limit the indemnification rights of the Group Parties as otherwise set forth in the Business Combination Agreement or at law.

Dispute Resolution; Governing Law

Any dispute, claim, or controversy arising from the Business Combination Agreement or any related agreement shall be submitted to binding arbitration in Hong Kong in accordance with the rules of the Hong Kong International Arbitration Centre.

The Business Combination Agreement is governed by New York law.

Termination

The Business Combination Agreement may be terminated and/or abandoned at any time prior to the Closing, whether before or after approval of the proposals being presented to AGBA’s shareholders, by:

•        mutual consent of the parties to the Business Combination Agreement;

•        any party to the Business Combination Agreement, if the Closing has not occurred by October 31, 2022 and so long the party who wishes to terminate the agreement is not in material breach of the agreement and such breach shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to October 31, 2022;

•        AGBA, if (i) the Closing has not occurred by October 31, 2022 and the failure of the Closing to occur by then is caused by the Group Parties or any of the Group Parties, (ii) there is any legal restraint restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement which cannot be, as reasonably believed by AGBA, resolved within ninety (90) days of the date of such legal restraint, or (iii) any of the Group Parties shall have materially breached any representation, warranty, agreement or covenant contained in the Business Combination Agreement or in any additional agreement to be performed on or prior to Closing date such that the condition to Closing would not satisfied (treating such time as if it were the Closing date) and such breach shall not be cured within thirty (30) days following receipt by the Group Parties of a notice describing in reasonable detail the nature of such breach; and

•        TAG, B2B, and/or Fintech, if AGBA has materially breached any representation, warranty, agreement or covenant contained in the Business Combination Agreement and such breach has not been cured by the earlier of October 31, 2022 and thirty (30) days following the receipt by AGBA a notice describing such breach.

The foregoing summary of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as Annex A, Annex A-1, Annex A-2, and Annex A-3 hereto.

Additional Agreements Relating to the Business Combination

In addition to the Business Combination Agreement, the following agreements will be entered into in connection with the Business Combination.

Plans and Articles of Merger

Pursuant to the terms of the Business Combination Agreement, in order to effect the Acquisition Merger under BVI Companies Law each of (i) Merger Sub I and B2B, on the one hand, and (ii) Merger Sub II and Fintech, on the other hand, will, subject to the approval by their directors and a resolution of members of each of the merging companies, enter into a plan of merger and articles of merger. The parties to the Business Combination Agreement (as amended) have until September 30, 2022 (unless otherwise agreed by the parties in writing) to agree upon the written plans of merger, containing the information as required under Part IX of the BVI Companies Law, and the written articles of merger attaching the plans of merger and specifying additional details, as required under Part IX of the BVI Companies Law.

In the case of the merger between Merger Sub I and B2B, the plan of merger and the articles of merger shall provide that the shares held by AGBA in Merger Sub I will be automatically cancelled, extinguished, and converted into shares of B2B, and the shares held by TAG in B2B will be automatically cancelled, extinguished, and converted into ordinary shares of AGBA, with the effect that AGBA will hold the legal and beneficial interest in the entire issued and outstanding shares of B2B, and TAG will be entitled to receive or direct receipt of a proportionate amount of the Aggregate Stock Consideration.

Upon the plan and article of merger becoming effective, B2B as the surviving company will acquire all rights, privileges, immunities, powers, objects, and purposes of each of Merger Sub I and B2B, and the assets of every description, including choses in action and the business of each of Merger Sub I and B2B, shall immediately vest in B2B, and B2B shall be liable for all claims, debts, liabilities, and obligations of each of Merger Sub I and B2B.

In the case of the merger between Merger Sub II and Fintech, the plan of merger and the articles of merger shall provide that the shares held by AGBA in Merger Sub II will be automatically cancelled, extinguished, and converted into shares of Fintech, and the shares held by TAG in Fintech will be automatically cancelled, extinguished, and converted into ordinary shares of AGBA with the effect that AGBA will hold the legal and beneficial interest in the entire issued and outstanding shares of Fintech, and TAG will be entitled to receive or direct receipt of a proportionate amount of the Aggregate Stock Consideration.

Upon the plan and article of merger becoming effective, Fintech as the surviving company will acquire all rights, privileges, immunities, powers, objects, and purposes of each of Merger Sub II and Fintech, and the assets of every description, including choses in action and the business of each of Merger Sub II and Fintech, shall immediately vest in Fintech, and Fintech shall be liable for all claims, debts, liabilities, and obligations of each of Merger Sub II and Fintech.

As a result of the Acquisition Merger, each of B2B and Fintech will become wholly-owned subsidiaries of AGBA and TAG will be entitled to receive or direct receipt of AGBA Shares equal to the Aggregate Stock Consideration. The Acquisition Merger will become effective upon the filing and registration of the Articles of Merger for each merger with the Registrar of Corporate Affairs of the BVI in accordance with the BVI Companies Law.

Employment Agreements

AGBA has not entered into any employment agreements with our current executive officers and has not made any agreements to provide benefits upon termination of employment.

The parties to the Business Combination Agreement have until September 30, 2022 (unless otherwise agreed by the parties in writing) to agree upon the new employment contracts of the key personnel of TAG, who will continue their employment with the Post-Combination Company. Such new employment contracts must contain compensation and benefits that are no less favorable than that to which the relevant key personnel were entitled to immediately prior to Closing.

Lock-up Agreements

The parties to the Business Combination Agreement have until September 30, 2022 (unless otherwise agreed by the parties in writing) to agree upon the form of a lock-up agreement with respect to certain of the AGBA Shares to be issued as consideration. The parties have agreed that each person who receives 1% or more of such AGBA Shares will be required to lock-up those shares for at least 180 days from Closing. On August 29, 2022, the parties to the Business Combination Agreement mutually agreed to waive this requirement, and execution of the associated lock-up agreements is no longer a condition to Closing.

Background to the Business Combination

AGBA was incorporated as a blank check company on October 8, 2018, under the laws of the BVI, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities, which we refer to as a “target business.” The proposed Business Combination described in this proxy statement was the result of an extensive search for a potential transaction using the network, sourcing, investing, and operating experience of our management team and our board of directors. The terms of the Business Combination Agreement were the result of substantial negotiations between AGBA and TAG. The following section is a brief description of the background of these negotiations, the proposed Business Combination, and related transactions.

On May 16, 2019, AGBA completed its IPO of 4,000,000 AGBA Units, with each unit consisting of one AGBA Share, US$0.001 par value per share, one AGBA Warrant, and one AGBA Right to receive one-tenth of one AGBA Share upon consummation of an initial business combination. Simultaneous with the consummation of the IPO, we consummated the private placement of 225,000 Private Placement Units at a price of US$10.00 per Private Placement Unit, generating total proceeds of US$2,250,000. The Private Placement Units were purchased by AGBA’s sponsor,

AGBA Holding Limited. The underwriters in the IPO exercised the over-allotment option on May 16, 2019, and the underwriters purchased 600,000 over-allotment option units, which were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$6,000,000.

After deducting the underwriting discounts and commissions and the offering expenses, a total of US$46.0 million was deposited into a trust account established for the benefit of AGBA’s public shareholders, and the remaining proceeds became available to be used to provide for business, legal, and accounting due diligence on prospective business combinations and continuing general and administrative expenses. As of December 31, 2021, we had approximately US$164,863 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. As of June 30, 2022, AGBA had cash outside our trust account of US$85,619 available for working capital needs. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of August 31, 2022, there was approximately US$38.8 million in AGBA’s trust account.

In accordance with AGBA’s Existing Charter, the amounts held in the trust account may only be used by AGBA upon the consummation of a business combination, except that there can be released to AGBA, from time to time, any interest earned on the funds in the trust account that it may need to pay its tax obligations. The remaining interest earned on the funds in the trust account will not be released until the earlier of the completion of a business combination and AGBA’s liquidation.

On February 5, 2021, AGBA held an extraordinary meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals to amend the Amended and Restated Memorandum and Articles of Association as previously amended and restated on May 7, 2019 (the “Second Amended and Restated Memorandum and Articles of Association”) to extend the date by which it has to consummate a business combination three times for three additional months each time from February 16, 2021 to November 16, 2021. On November 2, 2021, AGBA held another extraordinary meeting of shareholders to approve the proposals to amend its Second Amended and Restated Memorandum and Articles of Association to extend the date by which it has to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022. On May 3, 2022, AGBA held its annual meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals, among other things, to (i) amend the Third Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022. On May 3, 2022, 283,736 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$11.24 per share, in an aggregate principal amount of US$3,189,369. On May 9, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$504,431, which amount was deposited into the trust account to extend the available time to complete a business combination to August 16, 2022. On August 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to its Sponsor, which amount was deposited into the trust account to extend the amount of available time to complete a business combination until November 16, 2022.

Promptly after closing of AGBA’s IPO, the officers and directors of AGBA commenced the process of identifying potential business combination targets. Beginning during the week of May 13, 2019 and until November 24, 2020, members of AGBA’s management team (including Gordon Lee (Chief Executive Officer) and Vera Tan (Chief Financial Officer)), certain of AGBA’s advisors, and AGBA’s directors reviewed many potential business combination targets and had multiple discussions on the potential business combination targets by way of email or via in person meetings or teleconference calls. Discussions between AGBA’s management team and AGBA’s advisors and/or directors centered around the evaluation and due diligence of potential business combination targets, status of discussions with potential business combination targets as well as outreach to potential business combination targets. On November 24, 2020, AGBA’s management team decided to enter into exclusive discussions regarding the proposed business combination with TAG. From November 24, 2020 onwards, meetings and discussions between AGBA’s management and certain of AGBA’s advisors centered on updates regarding the transactional structure of the potential business combination with TAG, including with respect to the negotiation of definitive transaction documents, the due diligence review being conducted by AGBA’s advisors, the status of potential PIPE investments, and other related matters.

AGBA’s efforts to identify a prospective target business were not limited to any particular industry or geographic region. Over the course of AGBA’s search for target companies, AGBA management evaluated over 15 candidates in different industries, signed non-disclosure agreements with ten potential targets, and had serious discussion with six potential targets, including TAG. No discussions regarding a potential business combination with any candidates were held prior to AGBA’s IPO. The following is not intended to be a complete list of all opportunities initially evaluated or explored or discussions held by AGBA:

•        Target A:    In June 2019, AGBA was introduced by a business associate to Target A, a large-scale manufacturer of standard and non-standard automobile parts with its platform business based in China. Later in the same month, AGBA and Target A signed a non-disclosure agreement and pursued a discussion on a potential business combination. AGBA’s management team met with the senior management of Target A and was impressed by their management presentation on its operations and financial performance. In July 2019, AGBA’s team began to conduct due diligence on Target A. In August 2019, both AGBA and Target A executed a letter of intent. However, in November 2019, after a prolonged series of virtual meetings and email exchanges, AGBA’s management decided to discontinue discussions due to delays in obtaining the requisite financial and other information necessary for AGBA to complete its due diligence and valuation processes.

•        Target B:    In August 2019, AGBA was introduced by a business associate to Target B, a China-based company which is an automotive after-market full parts supply chain platform business, including three-stream integration (i.e., financial, logistics, and accessories data supporting system and automotive service platform). In August 2019, following an initial meeting between AGBA’s CEO, Mr. Gordon Lee, and key stakeholders of Target B, both parties signed a non-disclosure agreement and engaged in various discussions on deal structure, valuation, and terms of co-operation. In September 2019, AGBA’s team travelled to China to meet the senior management of Target B and was impressed by their management presentation on its operations and financial performance. From October 2019 to November 2019, AGBA’s team performed due diligence on Target B, including visiting Target B’s headquarters and key business locations in China. In January 2020, AGBA and Target B executed a letter of intent. However, by February 2020, due in part to the impact of COVID-19 within Mainland China at the time, both parties decided to terminate discussions and stop pursuing the transaction.

•        Target C:    In March 2020, AGBA was introduced by a financial advisory firm based in Australia to Target C, a U.S.-based pharmaceutical company focused on oncology (cancer therapeutics), drug designs, and antibiotics. In view of the COVID-19 pandemic, AGBA believed that there would be a tremendous opportunity in Target C. By the end of March 2020, Target C had entered into a confidentiality agreement with AGBA for the purpose of enabling AGBA to review, evaluate, and/or assess the non-public scientific developments, clinical-trials, and commercial and financial information of Target C. AGBA, however, decided not to pursue this opportunity any further due to a lack of investor commitment. AGBA’s management was also of the view that there would be no commercial realization in Target C’s businesses, assets, or scientific approaches in the near future. AGBA and Target C, therefore, did not execute a letter of intent.

•        Target D:    In April 2020, AGBA was introduced by a financial advisory firm to Target D, a professional service provider of clean thermal energy with energy storage technology based in Mainland China and Hong Kong. Later in the same month, AGBA and Target D signed a non-disclosure agreement and proceeded to discuss a potential business combination. By May 2020, both parties began discussing the terms for the letter of intent, but the parties were unable to reach an agreement on the terms, particularly due (i) to a lack of investor commitment and (ii) to the potential political risk, as Target D’s existing and target customers are major state-owned companies in China. Accordingly, the parties to ceased further discussions and did not execute a letter of intent.

•        Target E:    In August 2020, AGBA was introduced by a financial advisory firm to Target E, a U.S.-based biopharmaceutical company focused on supporting the full product development life cycle of treatments and cures to Alzheimer’s disease, other degenerative diseases, and psychiatric disorders. AGBA and Target E signed a non-disclosure agreement later in the month and began discussion of the terms of a potential business combination. However, at this time, discussions between AGBA and TAG had accelerated. As a result, AGBA ended its substantive discussions with Target E, and the parties did not execute a letter of intent.

No other letters of intent or confidentiality agreements were entered into with potential target companies. No valuations, assumptions underlying the projections of the TAG Business, or material information about the TAG Business was provided to potential PIPE investors that have not been disclosed publicly.

On July 30, 2020, Ms. Vera Tan, CFO of AGBA, was introduced, via a meeting arranged through business contact Apex Twinkle Limited (“Apex”), to representatives of Convoy Global Holdings Limited (“Convoy Global”), a diversified financial institution based in Hong Kong which, through its group entities (together with Convoy Global, the “Legacy Group”), engages in independent financial advisory business (including advice and sales of a full range of financial services products, including long-term life insurance, savings, and mortgages). The Legacy Group has also built up a significant portfolio of platform businesses (which provide the infrastructure for a marketplace that brings together producers and consumers) encompassing business-to-business (B2B), financial technology (or “fintech”), healthcare, and retail. The Legacy Group’s portfolio of subsidiaries includes TAG Holdings Limited (“TAG”), which owns 100% of the issued and outstanding shares of OnePlatform Holdings Limited, a B2B company (“OPH”), and TAG Asia Capital Holdings Limited, a fintech company (“Fintech”). Following the meeting on July 30, 2020, representatives of TAG provided a preliminary overview of the Legacy Group to Ms. Tan. For the purposes of this “Background to the Business Combination” section references to “TAG” refers to both TAG and its predecessor entities.

On August 16, 2020, AGBA and Focus Development Limited (now known as TAG Holdings Limited, or TAG) entered into a non-disclosure agreement (the “Non-Disclosure Agreement”). Following the signing of the Non-Disclosure Agreement, Mr. Ng Wing Fai (“Mr. Ng”), Group President of the Legacy Group, discussed AGBA’s interest in a potential business combination with TAG with members of Convoy Global’s board of directors. Mr. Ng subsequently kept various members of the Convoy Global’s board of directors updated on the material terms of the proposed business combination and the status of the transaction.

On August 28, 2020, Apex arranged another meeting between AGBA’s management and representatives from the Legacy Group (particularly those involved with TAG), to discuss TAG’s technical, strategic, commercial, and capital-raising plans and the prospects of a business combination with AGBA. Following the meeting, on September 4, 2020, Apex circulated to representatives of both AGBA and TAG an initial working draft of a letter of intent (the “LOI”) for their review and comment, reflecting the discussions held at the August 28, 2020 meeting.

On September 15, 2020, AGBA engaged Loeb & Loeb LLP (“Loeb”) as their legal representative in this transaction. On the same day, representatives of AGBA’s management, including Gordon Lee, CEO of AGBA, held an in-person meeting with representatives of TAG in Hong Kong, to discuss the terms of the LOI. Following the meeting, AGBA’s management discussed the terms with Loeb and then circulated a finalized draft of the LOI to representatives of TAG. The parties then executed the LOI.

On September 17, 2020, TAG granted AGBA access to a virtual data room to evaluate detailed financial, business, and operational information concerning TAG, certain subsidiaries within the Legacy Group, and their collective business operations. On that date, representatives of TAG also requested that AGBA begin preparing an initial draft of non-binding term sheet for the proposed deal terms.

Starting on September 17, 2020, AGBA and Loeb, acting on behalf of AGBA, began to review the materials in the virtual data room and conducted due diligence on TAG and certain of its affiliates.

On October 10, 2020, representative of Loeb, acting on behalf of AGBA, circulated to representatives of TAG an initial draft of the non-binding term sheet (the “Term Sheet”).

On October 12, 2020, representatives of Loeb, acting on behalf of AGBA, circulated to representatives of TAG an initial draft of the Business Combination Agreement, reflecting the terms contained in the draft Term Sheet.

On October 19, 2020, members of AGBA’s management and members of TAG’s management discussed the timeline and initial terms of the transaction proposed by AGBA. The parties discussed and negotiated extensively on AGBA’s initial draft Term Sheet, including, among other things, the pre-money valuation, earn-out shares, concurrent private placement size, sponsor shares forfeiture, and sponsor debt conversions.

Between November 9 to 24, 2020, members of AGBA’s and TAG’s management and both their respective legal counsels discussed and reviewed the overall transactions, schedule of the transactions as well as the timing and structure of the PIPE Investment. Thereafter, a finalized draft of the Term Sheet was then circulated amongst AGBA, TAG, and their respective legal counsels.

On November 25, 2020, AGBA held a board meeting where the board of directors resolved that either Mr. Lee or Ms. Tan would be authorized to execute the Term Sheet describing the terms and conditions, under which AGBA intended to enter into a potential transaction for the acquisition of the TAG Business. Later on the same day, AGBA and Convoy Global executed the Term Sheet. Convoy Global also publicly announced the signing of the Term Sheet on that day.

On November 27, 2020, AGBA announced the signing of the Term Sheet and filed a Current Report on Form 8-K relating to the signing of the Term Sheet.

On December 10, 2020, Dechert LLP (“Dechert”) was retained as international legal counsel for the TAG transaction.

Between January 11 and January 30, 2021, representatives of AGBA, Loeb (on behalf of AGBA), TAG, and Dechert (on behalf of TAG) had multiple virtual meetings and email exchanges to discuss the terms of the Business Combination Agreement, including the treatment of TAG options, post-closing indemnification obligations, equity financing, and AGBA’s request that certain TAG shareholders enter into shareholder support agreements.

Between March 12 and March 16, 2021, representatives of AGBA circulated to representatives of TAG draft versions of a Non-Disclosure and Confidentiality Agreement and a PIPE Agreement for future use with potential PIPE investors, and representatives of TAG responded via email with comments on said draft to representatives of AGBA.

In April and May 2021, representatives of AGBA and representatives of TAG continued to negotiate the form of their proposed transaction, including the relevant target entities. These additional negotiations were necessitated by the ongoing corporate restructuring of the Legacy Group.

On June 20, 2021, representatives of TAG, emailed to representatives of AGBA, a draft of the Business Combination Agreement, revised by Dechert, on behalf of TAG, to reflect the agreed transaction structure, including key changes such as the introduction of TAG (the 100% shareholder of both OPH and Fintech) as seller and OPH and Fintech as the acquisition targets.

On July 22, 2021, AGBA and TAG entered into a new non-disclosure agreement in response to TAG’s change of its corporate name from Focus Development Limited to TAG Holdings Limited.

On August 6, 2021, representatives of AGBA provided representatives of TAG, a revised draft of the Business Combination Agreement. The revised draft reflected the parties’ latest agreement to proceed without cash consideration and instead proceed solely with share consideration on the part of AGBA. On August 9, 2021, representatives from AGBA and representatives of TAG held a teleconference to discuss the indemnification provisions of the draft Business Combination Agreement. Between August 10 and August 17, 2021, representatives of TAG and representatives of AGBA shared revisions to the Business Combination Agreement, aimed at incorporating an agreed holdback share mechanism in lieu of a share escrow mechanism.

On August 13, 2021, representatives of TAG provided a draft of TAG’s Disclosure Schedules, as required by the Business Combination, to representatives of AGBA.

Between August 26 and September 7, 2021, representatives of AGBA and representatives of TAG continued to negotiate the draft Business Combination Agreement, including with respect to the lock-up provisions and the amount of AGBA Shares that were to be transferred as consideration, and agreed to revise the form of transaction consideration to sole share consideration and to allow AGBA to deliver a portion of the consideration in the form of cash, if mutually agreed.

On September 7, 2021, AGBA’s board of directors held a special board meeting to review and approve the transaction with TAG. At the meeting, the senior management of AGBA provided an overview of the proposed Business Combination (including the rationale for the Business Combination) and of OPH, Fintech, and their subsidiaries as the proposed business combination targets and updated AGBA’s board of directors regarding the final negotiations of the terms of the proposed Business Combination. Representatives from Loeb also attended the meeting.

On September 9, 2021, representatives of AGBA and representatives of TAG held a meeting via teleconference to discuss proposed revisions to the transaction structure. Please see “Proposal No. 1 — The Business Combination Proposal” in this proxy statement for additional detail on the resultant “acquisition merger” structure. On September 13, 2021, representatives of AGBA circulated to representatives of TAG a draft of the Business Combination Agreement revised by Loeb, on behalf of AGBA, to reflect the newly agreed transaction structure.

During the week of September 13, 2021, representatives of AGBA and representatives of TAG continued to negotiate the proposed acquisition merger structure, and representatives of Loeb, on behalf of AGBA, and representatives of Dechert, on behalf TAG, revised the draft Business Combination Agreement to reflect the transaction structure.

On September 17, 2021, representatives of AGBA circulated a draft of AGBA’s Disclosure Schedules, as required by the Business Combination, to representatives of TAG. Representatives of TAG responded with requests for additional disclosure later that day.

On November 1, 2021, representatives of TAG circulated a further revised draft of the Business Combination Agreement and the Group Parties Disclosure Schedules to representatives of AGBA.

On November 2, 2021, AGBA’s board of directors held a meeting via teleconference and representatives of Loeb joined the meeting. The board discussed the revised draft of the Business Combination Agreement, including the terms and conditions of the Business Combination Agreement (a copy of which was provided to all of the members of the AGBA board of directors in advance of the meeting), the potential benefits of, and risks relating to the proposed business combination and the reasons for entering into the Business Combination Agreement and the proposed timeline for finalizing the definitive transaction agreements and announcing the proposed business combination. See “— AGBA’s Board of Directors’ Reasons for the Approval of the Business Combination” for additional information related to the factors considered by AGBA’s board of directors in approving the Business Combination. Following additional discussion on these and related matters, AGBA’s board of directors unanimously determined, among other things, that executing the Business Combination Agreement and all ancillary agreements thereto is in the best interests of AGBA and its shareholders, approved the transaction, and authorized representatives of AGBA to enter into the definitive agreement with TAG for the purpose of consummating the Business Combination.

On November 3, 2021, AGBA, TAG, B2B, B2BSub, HKSub, OPH, and Fintech executed the Business Combination Agreement.

Later on the same day, the execution of the Business Combination Agreement by AGBA, TAG, and their relevant subsidiaries was announced to the public.

On November 5, 2021, AGBA filed a Current Report on Form 8-K including the press release jointly agreed by the parties and a copy of the Business Combination Agreement.

Pursuant to the terms of the Business Combination Agreement, the parties had 60 days from the execution of the agreement (unless otherwise agreed by the parties in writing) to negotiate and agree the forms of the ancillary agreements thereto, including the plans of merger between the merger subsidiaries, the employment agreements between TAG’s key personnel and AGBA (for their roles in the Post-Combination Company), and lock-up agreements with respect to any shareholder of TAG who received greater than 1% of the AGBA Shares delivered as consideration under the Business Combination Agreement.

On November 8, 2021, representatives of AGBA emailed to representatives of TAG, an initial draft form of the lock-up agreement prepared by Loeb, on behalf of AGBA, that would be applicable to certain existing shareholders of TAG. Thereafter, the parties continued to negotiate the terms of this agreement, exchanging multiple drafts. On August 29, 2022, the parties to the Business Combination Agreement entered into a waiver agreement pursuant to which they mutually agreed to waive execution of the lock-up agreements as a condition to Closing. Accordingly, each person who receives 1% or more of the AGBA Shares comprising the Aggregate Stock Consideration will no longer be required to lock up those shares for at least 180 days from Closing. See “Proposal No. 1 — The Business Combination Proposal — Additional Agreements Relating to the Business Combination — Lock-up Agreements” for additional information.

On November 9, 2021, representatives of TAG emailed to representatives of AGBA an initial draft of the proposed Amended and Restated Memorandum and Articles of Association (the “Fifth Amended and Restated Memorandum and Articles of Association”) for the Post-Combination Company to be adopted by AGBA in connection with the consummation of the proposed business combination. After AGBA reviewed the draft, the agreed form of the Fifth Amended and Restated Memorandum and Articles of Association was attached as an exhibit A to the executed Business Combination Agreement. See “Proposal No. 2 — The Amendment Proposal” for additional information on the contents of the Fifth Amended and Restated Memorandum and Articles of Association.

On November 11, 2021, representatives of AGBA emailed to representatives of TAG an initial draft form of the articles and plan of merger required to effect the acquisition merger. The parties, with input from BTP Law LLC (“BTP”), on behalf of AGBA, and Walkers Global, on behalf of TAG, negotiated the terms of these agreements. On November 15, 2021, the parties agreed to the final version of the form of the articles and plans or merger, and representatives of BTP, on behalf of AGBA, replicated substantially similar drafts for each of the two BVI-law mergers that comprise the Acquisition Merger. See “Proposal No. 1 — The Business Combination Proposal — Additional Agreements Relating to the Business Combination — Plans and Articles of Merger” for additional information.

On November 18, 2021, the parties to the Business Combination Agreement executed an Amendment to the Business Combination Agreement to reflect HKSub, not OPH, as the surviving entity of the OPH Merger, in accordance with Hong Kong law.

Prior to executing the Business Combination Agreement, TAG and AGBA had identified Mr. Ng Wing Fai and Mr. Shu Pei Huang, Desmond, each of whom serves as a director for multiple subsidiaries of TAG and each of whom has been intimately involved in the recent development of the TAG Business, as critical figures to continue in substantially similar management roles in the Post-Combination Company. Pursuant to the terms of the Business Combination Agreement, the parties were to enter into employment agreements for these two key personnel of TAG as a condition to Closing. On August 29, 2022, the parties to the Business Combination Agreement entered into a waiver agreement pursuant to which they mutually agreed to waive the requirement that these employment agreements be executed as a condition to Closing. See “Proposal No. 1 — The Business Combination Proposal — Additional Agreements Relating to the Business Combination — Employment Agreements” for additional information.

On November 26, 2021, Merger Sub I and Merger Sub II were duly formed in accordance with BVI law pursuant to the terms of the Business Combination Agreement. Promptly following their incorporation, the Merger Subs acceded to the Business Combination Agreement, in accordance with its terms, on December 3, 2021.

On January 4, 2022, the parties to the Business Combination Agreement executed a second amendment of the Business Combination Agreement (i) to extend the time period for agreeing the forms of the ancillary agreements to the Business Combination to March 31, 2022 and (ii) to extend the deadline for the consummation of the transactions contemplated by the Business Combination to April 30, 2022 (or such other date as the parties may agree in writing).

On May 4, 2022, the parties to the Business Combination Agreement executed a third amendment of the Business Combination Agreement (i) to extend the time period for agreeing the forms of the ancillary agreements to the Business Combination to September 30, 2022 and (ii) to extend the deadline for the consummation of the transactions contemplated by the Business Combination to October 31, 2022 (or such other date as the parties may agree in writing).

On August 11, 2022, OPH, pursuant to the terms of the Business Combination Agreement merged with and into HKSub, with HKSub as the surviving entity, thereby completing the OPH Merger. As a result, HKSub, as the combined surviving company, became an indirect, wholly-owned subsidiary of B2B.

On August 29, 2022, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which (i) the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration; (ii) the parties mutually agreed to waive the requirement that the employment agreements of key TAG personnel be executed as a condition to Closing; (iii) the parties mutually agreed to waive the requirement that the lock-up agreements be executed as a condition to Closing; and (iv) AGBA agreed to waive the requirement that certain legal opinions be provided by offshore counsel to B2B and Fintech as a condition to Closing.

AGBA’s Board of Directors’ Reasons for the Approval of the Business Combination

Prior to reaching the decision to approve the Business Combination Agreement and the additional agreement thereto, AGBA’s Board of Directors reviewed the results of the business and financial due diligence conducted by its management and Loeb, discussed the risks of the transaction as well as the valuation considerations, including both information from TAG and other public sources. On November 2, 2021, the AGBA board unanimously approved the Business Combination Agreement and the transactions contemplated thereby, determined that the Business Combination is in the best interests of AGBA shareholders, directed that the Business Combination Agreement and additional agreements thereto be submitted to AGBA’s shareholders for approval and adoption, and recommended that AGBA’s shareholders approve and adopt the agreements and transactions contemplated thereby. Prior to reaching the decision to approve the agreements and transaction, AGBA’s board of directors received information from its legal and financial advisors, as well as other third-party resources.

In order to become more familiar with the industry that the TAG Business operates in, members of AGBA’s board of directors and management team reviewed due diligence findings of their advisors, various publicly available industry-specific research published by third-parties and also analyzed data and material from the TAG Business, including but not limited to, the TAG Business’s existing business model, historic and projected financial statements, valuation analysis, material agreements and other due diligence material. AGBA’s management team alongside with AGBA’s Sponsor support team also coordinated financial, accounting, and legal due diligence with the assistance from third-party firms engaged for such activities.

Since AGBA’s IPO on May 14, 2019, AGBA’s management team and board of directors have been conducting a search for potential business combination partners. AGBA’s management and board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination but did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. In considering the Business Combination with the TAG Business, AGBA’s management team and board of directors determined that the TAG Business met, in some fashion, all of the criteria we set for our target company screening:

•        Strong Free Cash Flow Generation.    The TAG Business has historically exhibited profitability or has the potential to generate significant revenue and earnings growth through a combination of both existing and new business development. We focused on businesses that have predictable, stable, and increasing revenue streams with low working capital and capital expenditure.

•        Unique Market Position.    The TAG Business has a unique or niche position across an industry or businesses that have leading competitive technology, unique brand equity and/or product competences, including both TAG’s B2B platform and fintech business lines.

•        Qualified and Complementary Management Team.    The TAG Business has a seasoned management team that has a broad network and is here for the long-term. The TAG Business management team exhibits complementary qualities to ours so that we can help, where appropriate, to supplement their existing management team with leaders from our network to enhance the revenue and operational efficiencies of the target business, with a goal of delivering increased value to our shareholders.

•        Middle-Market Businesses with Growth Potential.    Although higher than the US$300 million that we were initially seeking, the TAG Business has ample growth potential and a middle-market enterprise value.

•        Potential benefit from capital markets access.    Through this transaction, AGBA hopes to take advantage of the high enterprise-value-to-sales (EV/S) multiples in the U.S. compared to the TAG Business’ current markets and unlock greater value for the TAG Business and investors.

The AGBA board also considered the following uncertainties, risks, and potentially negative factors concerning the Business Combination, although not weighted or in any order of significance:

•        Macroeconomic Risks.    Macroeconomic uncertainty, including the potential impact of the COVID-19 pandemic, and the effects they could have on the combined company’s revenues.

•        Benefits May Not Be Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•        Growth Initiatives May Not be Achieved.    The risk that the growth initiatives may not be fully achieved or may not be achieved within the expected timeframe.

•        No Third-Party Valuation.    The risk that AGBA did not obtain a third-party valuation or fairness opinion in connection with the Business Combination. As disclosed in AGBA’s IPO registration statement, AGBA, or a committee of its independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that the initial business combination is fair to AGBA from a financial point of view only in the event that AGBA seeks to complete its initial business combination with a target that is affiliated with its sponsor, officers or directors. AGBA is not required to obtain such an opinion in any other context, including for the proposed Business Combination.

•        Liquidation of AGBA.    The risks and costs to AGBA if the Business Combination is not completed, including the risk of diverting our officer’s and directors’ focus and resources from other business combination opportunities, which could result in AGBA being unable to effect a business combination by November 16, 2022, forcing AGBA to liquidate and the warrants to expire worthless.

•        Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within AGBA’s control.

•        Regulatory Approval.    The fact that completion of the Business Combination is conditioned on obtaining regulatory approvals (both foreign and domestic), including SEC review and approval of this proxy statement, that are not within AGBA’s control and can take a significant amount of time to obtain, which provides the parties with the ability to extend closing and delay the consummation of the transactions contemplated by the Business Combination until certain of such approvals have been obtained.

•        Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•        Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

•        Other Risks.    Various other risks associated with the Business Combination, the business of AGBA and the business of the TAG Business described under the section of this proxy statement entitled “Risk Factors”.

In addition to considering the various foregoing factors, the AGBA board also considered:

•        Interests of Certain Persons.    The Sponsor and certain officers and directors of AGBA may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of AGBA’s shareholders (see section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination”). AGBA’s independent directors on the AGBA audit committee reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the AGBA audit committee, the Business Combination Agreement, and the transactions contemplated therein.

AGBA’s Board concluded that the potential benefits that it and its shareholders expected to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Transactions. The Board also noted that the AGBA shareholders would have a substantial economic interest in the combined company (depending on the level of Redemption). Accordingly, the Board unanimously determined that the Share Exchange Agreement and the Transactions contemplated therein, were advisable, fair to, and in the best interests of AGBA and its shareholders.

Summary of the TAG Business’s Financial Analysis

The following is a summary of the material financial analyses presented by AGBA’s management to the Board at its meeting held on November 2, 2021, in connection with the Business Combination.

Although AGBA’s management did not seek a third-party valuation, and did not receive any report, valuation or opinion from any third party in connection with the Business Combination, we relied on the following sources to perform the TAG Business’s valuation: (i) due diligence of the TAG Business’s business and operations conducted by the AGBA’s management and advisory teams, as assisted by the management and advisory teams of the TAG Business, (ii) research and analysis provided by the TAG Business’s management and advisory teams, and (iii) audited and unaudited financial statements provided by the TAG Business solely for internal use and not with a view toward public disclosure, and (iv) business development plans.

The summary set forth below does not purport to be a complete description of the financial analysis performed or factors considered by us, nor does the order of the financial analysis described represent the relative importance or weight given to those financial analyses by our team. We may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analysis summarized below should not be taken to be our view of the actual value of the TAG Business.

Some of the financial analysis below includes information presented in tabular format. In order to fully understand the financial analysis, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the analysis. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the processes underlying our financial analysis and the AGBA board’s recommendation.

In performing our analysis, we made numerous material assumptions with respect to market size, commercial efforts, industry performance, general business and economic conditions and numerous other matters, many of which are beyond the control of AGBA, the TAG Business or any other parties to the Business Combination. None of the TAG Business, AGBA, or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analysis relating to the value of the TAG Business do not purport to be appraisals or reflect the prices at which shares of the TAG Business may actually be valued. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analysis are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 31, 2021 and is not necessarily indicative of current market conditions.

AGBA’s valuation of the TAG Business was based on the sum of the equity value of OPH and the Legacy Group’s independent financial advisory business (“IFA”), its major distribution channel, derived from a comparable company approach, plus the value of Fintech’s investment portfolio. The TAG Business intends for IFA’s personnel to transfer from CFS to OPH pursuant to the IFA Restructuring. It is expected that additional revenue will potentially be generated after the completion of IFA Restructuring in 2022. See “Information about the TAG Business — IFA Restructuring”.

In connection with the valuation of OPH and IFA, AGBA reviewed financial information of selected publicly traded companies (the “Comparables”) based on the judgment of its team.

None of the Comparables have characteristics identical to OPH and IFA, but they were selected due to certain similarities to OPH and IFA’s main businesses or geographical markets. An analysis of selected companies is not purely quantitative; rather it involves complex consideration and judgments, including factors that could affect the public trading values of the companies reviewed. AGBA believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the Comparables. Accordingly, AGBA also made qualitative judgments, based on the experience and knowledge of its directors and officers, concerning differences between the operational, business and/or financial characteristics of the TAG Business and the selected companies to provide a context in which to consider the results of the quantitative analysis.

AGBA obtained the enterprise-value-to-sales multiple (“EV/S”) of each of the selected companies from publicly available information. The multiples were taken as of the closing market prices as of August 31, 2021. The EV/S of the Comparables are summarized as follows:

Comparables	Enterprise- Values- to- Sales (FY2022)
Affiliated Managers Group, Inc.	3.88
Ameriprise Financial, Inc.	1.74
Noah Holdings Limited	2.58
St. James’s Place plc	2.75
Value Partners Group Limited	2.92
Invesco Ltd.	3.10
SEI Investments Company	4.04
Ares Management Corporation	9.57
Artisan Partners Asset Management Inc.	2.61
T. Rowe Price Group, Inc.	5.93
Mean 3.91

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Source: Capital IQ

The mean value of the Comparables was calculated as 3.91. Using this mean EV/S multiple of the Comparables, AGBA determined the equity value of OPH and IFA (calculated as the annual sales of approximately US$124.0 million with the mean EV/S multiple of 3.91 applied). The annual sales figure used for OPH and IFA was based on the projected sales for the 12-month period ended December 2022 as provided by management of the TAG Business. The estimated value of OPH and IFA is thus approximately US$533.5 million (including an adjustment for the discount for the lack of marketability (“DLOM”) and the Control Premium).

OPH and IFA Financial Data	Values in millions, USD
Enterprise Value	485.1
Add: Net working capital(1)	72.3
Less: Net DLOM and Control Premium(2)	(24.0)
Implied Equity Value after Adjustment	533.5

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(1)      Net working capital value calculated as current assets less current liabilities, plus the proceeds from the sale of Nutmeg (US$187 million) less debt payable to shareholders, as per OPH and IFA’s balance sheet as of June 30, 2021.

(2)      DLOM of 15.8% refers to the research in the Stout Restricted Stock Study, published by Business Valuation Resources, LLC in 2020. Control Premium of 11.5% is estimated based on research in “The Control Premium: A Preference for Payoff Autonomy” by David Owens, Zachary Grossman and Ryan Fackler on American Economic Journal: Microeconomics in 2014.

In connection with the valuation of Fintech, AGBA determined that it was more appropriate to rely on a market approach as we have real market transactions as a benchmark to reflect the fair market price of Fintech’s portfolios, and therefore did not need to rely on a comparable company approach. AGBA thus reviewed Fintech’s investment portfolio, as Fintech’s capital is primarily invested in two Europe-based fintech firms with strong UK positioning, an online fashion media platform based in Hong Kong, a Hong Kong-based medical services company, and a U.S.-based health insurance company — i.e., Tandem Money, CurrencyFair, Goxip, HCMPS Healthcare Holdings Limited, and Oscar Health, Inc., respectively. The estimated value of Fintech based on its ownership of this portfolio is approximately US$39.5 million.

Summary of Fintech Portfolio	Fintech ownership	Value in millions, USD
Private Companies	Percentage
Tandem Money(1)	14.64%	15.4
CurrencyFair(2)	3.37%	5.7
Goxip(3)	3.45%	2.4
HCMPS Healthcare Holdings Limited(4)	4.00%	0.5

Public Investment	Number of shares
Oscar Health, Inc.(5)	993,173	15.5
	Total	39.5

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(1)      Value for Tandem Money based on the book value of its latest investment round at a post-money valuation of approximately US$105 million that took place in August 2021.

(2)      Value for CurrencyFair based on its deal with Assembly Payments announced in April 2021 at a post-money valuation of approximately US$170 million. As of June 30, 2022, the TAG Business owns a 7.94% equity interest of CurrencyFair.

(3)      Value for Goxip was based on an equity value of approximately US$69 million as provided by the company.

(4)      Value for HCMPS based on Deed of Assignment dated May 2021.

(5)      Value for Oscar based on OSCR stock price of US$15.59 as of August 31, 2021.

AGBA’s management noted that the total value of these businesses, or the TAG Business’s valuation, was approximately US$573.0 million, which would suggest that the equity value of US$555 million specified in the Business Combination Agreement is a reasonable price for this transaction.

TAG’s Businesses	Values in millions, USD
Equity Value of OPH and IFA	533.5
Value of Fintech	39.5
Total Equity Value	573.0

This analysis was prepared by AGBA based on the judgement of its team. The analysis above should not be deemed determinative of fact and of future results. This analysis reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of OPH, IFA, and Fintech.

Interests of AGBA’s Directors and Executive Officers in the Business Combination

When you consider the recommendation of the board of directors in favor of adoption of the Business Combination Proposal and other proposals, you should keep in mind that the directors and officers of AGBA have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•        If the proposed Business Combination is not consummated by November 16, 2022, AGBA will be required to liquidate. In such event, 1,150,000 Insider Shares which were acquired prior to the IPO for an aggregate purchase price of US$25,000, will be worthless. Based on the closing price of the AGBA Shares of US$11.40 on Nasdaq as of August 30, 2022, these Insider Shares had an aggregate market value of approximately US$13.1 million.

•        If the proposed Business Combination is not consummated by November 16, 2022, then 225,000 Private Placement Units which were acquired by our Sponsor at the consummation of the IPO for an aggregate purchase price of US$2,250,000, will be worthless. Such Private Placement Units would have an aggregate market value of approximately US$2.4 million based on the closing price of the AGBA Units of US$10.70 on Nasdaq as of August 30, 2022.

•        As of August 9, 2022, AGBA had US$5,266,243 in a principal amount outstanding under certain promissory notes issued to the Sponsor. If the proposed Business Combination is not consummated by November 16, 2022, then such loans will not be repaid; and

•        Unless AGBA consummates the Business Combination, its officers, directors, and Initial Shareholders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital. As of June 30, 2022, US$1,419,337 of advances was paid by Sponsor for expenses incurred on AGBA’s behalf and if the proposed Business Combination is not consummated by November 16, 2022, that amount would not be repaid. As a result, the financial interest of AGBA’s officers, directors and Initial Shareholders or their affiliates could influence its officers’ and directors’ motivation in selecting the TAG Business as a target and therefore there may be a conflict of interest when it determined that the Business Combination is in the shareholders’ best interest.

•        Two of AGBA’s current five directors are director nominees of the Post-Combination Company’s board.

•        The exercise of AGBA’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

•        If a business combination is not completed by November 16, 2022, the Sponsor will lose a combined aggregate amount of approximately US$20.6 million, including the ordinary shares, Private Placement Units, and unsecured promissory notes held by the Sponsor and all other advances and expenses paid by the Sponsor, based on the closing price of the ordinary shares at US$11.40 per share on August 30, 2022. Because of these interests, AGBA’s Initial Shareholders could benefit from the completion of a business combination that is not favorable to its public shareholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public shareholders rather than liquidate. For example, if the share price of the ordinary shares declined to US$5.00 per share after the close of the Business Combination, AGBA’s public shareholders who purchased shares in the IPO, would have a loss of US$5.00 per share, while AGBA’s Sponsor would have a gain of US$4.98 per share because it acquired the Insider Shares for a nominal amount. In other words, AGBA’s Initial Shareholders can earn a positive rate of return on their investment even if public shareholders experience a negative rate of return in the Post-Combination Company.

At any time at or prior to the Business Combination, during a period when they are not then aware of any material nonpublic information regarding us or our securities, our Initial Shareholders, TAG and/or their directors, officers, advisors or respective affiliates may purchase public shares from institutional and other investors who vote, or indicate an intention to vote, against any of the Proposals, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Proposals. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record or beneficial holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Initial Shareholders, TAG and/or their directors, officers, advisors or respective affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholder would be required to revoke their prior elections to redeem their shares. Our Initial Shareholders, TAG, and/or their directors, officers, advisors or respective affiliates may also purchase public shares from institutional and other investors who indicate an intention to redeem our shares, or, if the price per share of our shares falls below US$10.00 per share, such parties may seek to enforce their redemption rights.

The above-described activity could be especially prevalent in and around the time of Closing. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that (i) the Nasdaq Proposal, Share Award Scheme Proposal, and Business Combination Adjournment Proposal are approved by the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares present in person by virtual attendance or represented by proxy at the extraordinary general meeting and entitled to vote on such matter, (ii) the Business Combination Proposal, Amendment Proposal, and the Governance Proposal are approved by 65% of the issued and outstanding ordinary shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting, (iii) otherwise limit the number of public shares electing to redeem and (iv) the Post-Combination Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least US$5,000,001 after giving effect to the transactions contemplated by the Business Combination Agreement and the PIPE Investment. Our Initial Shareholders, TAG and/or their directors, officers, advisors or respective affiliates may also purchase shares from institutional and other investors for investment purposes.

Entering into any such arrangements may have a depressive effect on the ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he, she or they own, either at or prior to the Business Combination. If such transactions are effected, the consequence could be to cause the Business Combination to be consummated in circumstances where such consummation could not otherwise occur. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the proposals to be presented at the extraordinary general meeting and would likely increase the chances that such proposals would be approved. We will file or submit a current report on Form 8-K to disclose any material arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the proposals to be put to the extraordinary general meeting or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder.

Satisfaction of 80% Test

It is a requirement under our Existing Charter and the Nasdaq listing requirements that the business or assets acquired in our initial business combination have a fair market value equal to at least 80% of the balance of the funds in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for our initial business combination. Based on the financial analysis of the TAG Business generally used to approve the transaction, our board determined that this requirement was met. Our board determined that the consideration being paid in the Business Combination, which amount was negotiated at arm’s-length, was fair to and in the best interests of AGBA and its shareholders and appropriately reflected the TAG Business’s value. In reaching this determination, our board concluded that it was appropriate to base such valuation in part on qualitative factors such as management strength and depth, competitive positioning, customer relationships, and technical skills, as well as quantitative factors such as its potential for future growth in revenue and profits. Our board believes that the financial skills and background of its members qualify it to conclude that the acquisition of the TAG Business met this requirement.

Post-Combination Company Board following the Business Combination

Effective as at Closing, the board of directors of AGBA will consist of the following five (5) members, designated by TAG in accordance with the Business Combination Agreement: Lee Jin Yi, Ng Wing Fai, Brian Chan, Thomas Ng, and Felix Wong. Lee Jin Yi will be Chairman and Ng Wing Fai will be the Deputy Chairman and Executive Director of the Post-Combination Company after the consummation of the Business Combination.

Post-Combination Company Memorandum and Articles of Association

In connection with the transactions contemplated by the Business Combination Agreement, AGBA, TAG, and the other parties to the Business Combination Agreement have agreed that post-signing AGBA shall amend its Existing Charter to better reflect our ongoing operations as the Post-Combination Company, subsequent to completion of the Business Combination. Please see the section entitled “Proposal No. 2 — The Amendment Proposal” in this proxy statement for a summary of those proposed amendments. Please see Annex B for a copy of the proposed Fifth Amended and Restated Memorandum and Articles of Association.

Name; Headquarters

The name of the Post-Combination Company after the Business Combination will be AGBA Group Holding Limited and our headquarters will be located at Trust Tower, 68 Johnston Road, Wan Chai, Hong Kong.

Redemption Rights

Pursuant to AGBA’s Existing Charter, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our Existing Charter, currently estimated to be approximately US$11.39 per share. If a holder exercises its, his or her redemption rights, then such holder will be exchanging its AGBA Shares for cash and will no longer own shares of the Post-Combination Company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein.

We have no specified maximum redemption threshold under our Existing Charter. Each redemption of AGBA Shares by our public shareholders will reduce the amount in our trust account, which held cash and investment securities with a fair value of approximately US$38.3 million, as of June 23, 2022. The Business Combination Agreement provides that the obligation of TAG and its subsidiaries to consummate the Business Combination is conditioned on the Post-Combination Company’s receipt of an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and liabilities, of at least US$35,000,000, comprised of (i) amounts not redeemed from our trust account and (ii) amounts raised in the PIPE Investment. This condition to Closing in the Business Combination Agreement is for the sole benefit of TAG and its subsidiaries and may be waived by them. If, as a result of redemptions of the AGBA Shares by our public shareholders, this condition is not met (or waived), then TAG and its subsidiaries may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of AGBA Shares in an amount that would result in AGBA’s net tangible assets equaling less than US$5,000,001. Please see the section entitled “Extraordinary General Meeting of AGBA Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

The BVI Companies Law prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders in a BVI company are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption, and the board of directors of AGBA has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represents the fair value of those shares.

A summary of the relevant sections of the BVI Companies Law follows. A member of a BVI business company is entitled to payment of the fair value of his shares upon dissenting from any of the following: (a) a merger; (b) a consolidation; (c) any sale, transfer, lease, exchange, or other disposition of more than 50% in value of the assets or business of the company if not made in the usual or regular course of the business carried on by the company but not including (i) a disposition pursuant to an order of the court having jurisdiction in the matter, (ii) a disposition for money on terms requiring all or substantially all net proceeds to be distributed to the shareholders in accordance with their respective interest within one year after the date of disposition, or (iii) a transfer pursuant to the power of the directors to transfer assets for the protection thereof; (d) a redemption of 10%, or fewer of the issued shares of the company required by the holders of 90%, or more of the shares of the company pursuant to the terms of the BVI Companies Law; and (e) an arrangement, if permitted by the court.

Material Tax Consequences of the Business Combination

Tax Consequences if the Merger Qualifies as a Reorganization

The parties have structured the merger to be treated as a “reorganization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code, and the parties to the Business Combination Agreement have agreed to report the merger in a manner consistent with such tax treatment to the extent permitted under applicable law. Neither AGBA nor TAG has requested, and neither intends to request, any ruling from the IRS as to the U.S. federal income tax consequences of the merger. Furthermore, the obligations of TAG and AGBA to complete the merger are not conditioned on the receipt of opinions from counsel to the effect that the merger will qualify as a reorganization for U.S. federal income tax purposes. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. Accordingly, each U.S. Holder is urged to consult its tax advisor with respect to the particular tax consequences of the merger to it.

Assuming the merger is treated as a reorganization within the meaning of Section 368(a) of the Code, a U.S. Holder that exchanges its shares in the TAG Business (“TAG Business Shares”) for new AGBA ordinary shares in the merger generally will not recognize gain or loss in the transaction.

The aggregate tax basis in the new AGBA ordinary shares that a U.S. Holder receives pursuant to the merger will equal its aggregate adjusted tax basis in the TAG Business Shares it surrenders. A U.S. Holder’s holding period for the new AGBA ordinary shares that it receives pursuant to the merger will include the U.S. Holder’s holding period for the TAG Business Shares it surrenders.

Tax Consequences if the Merger Does Not Qualify as a Reorganization

If the merger does not qualify as a reorganization, each U.S. Holder will recognize gain or loss in an amount equal to the difference between (x) the fair market value of AGBA ordinary shares received and (y) the adjusted tax basis in the TAG Business Shares surrendered. Gain or loss will be calculated separately for each block of TAG Business Shares (generally shares acquired at the same cost in a single transaction) surrendered. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if a U.S. Holder has held its TAG Business Shares for more than one year at the time of the merger. Long-term capital gains of non-corporate U.S. Holders may be eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. A U.S. Holder generally will have an aggregate tax basis in the new AGBA shares received equal to the fair market value of such shares as of the date such shares are received, and the U.S. Holder’s holding period in such new AGBA shares would begin on the day following the date of the merger.

Information Reporting

Certain information reporting requirements may apply to each U.S. Holder that is a “significant holder” of TAG Business Shares. A “significant holder” is a holder of TAG Business Shares that, immediately before the merger, owned at least 1% (by vote or value) of the outstanding TAG Business Shares (or, in certain instances, TAG Business Shares with a basis of at least US$1 million). U.S. Holders are urged to consult their tax advisors as to the potential application of these information reporting requirements.

Material BVI Tax Consequences

Material BVI Tax Considerations with Respect to the Business Combination

There are no material tax considerations with respect to the Business Combination or the redemption of AGBA Shares from a BVI law perspective.

Material BVI Tax Considerations with Respect to Ownership of New AGBA Securities

The following is a discussion on certain BVI income tax considerations with respect to the ownership of new AGBA securities. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not include tax considerations other than those arising under BVI law.

Pursuant to Section 242 of the BVI Companies Law, a BVI business company and all dividends, interest, rents, royalties, compensations, and other amounts paid by a BVI business company to persons who are not resident in the BVI and any capital gains realized with respect to any shares, debt obligations or other securities of a BVI business company by persons who are not resident in the BVI are exempt from all provisions of the Income Tax Ordinance (Cap.206) of the BVI.

Similarly, no estate, inheritance, succession or gift tax is payable by persons who are not resident in the BVI with respect to any shares, debt obligations or other securities of a BVI business company.

All instruments relating to transfers of property to or by a BVI business company and all instruments relating to transactions in respect of the shares, debt obligations or other securities of a BVI business company and all instruments relating to other transactions relating to the business of a BVI business company, are exempt from the payment of stamp duty in the BVI. This assumes that the BVI business company does not hold an interest in real estate in the BVI.

There are currently no withholding taxes or exchange control regulations in the BVI applicable to BVI business companies or their members.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, AGBA will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the holders of TAG expecting to have a majority of the voting power of the post-combination company, TAG’s senior management comprising all of the senior management of the Post-Combination Company, the relative size of the TAG Business compared to AGBA, and the TAG Business’s operations comprising the ongoing operations of the Post-Combination Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of the TAG Business issuing shares for the net assets of AGBA, accompanied by a recapitalization. The net assets of AGBA will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the TAG Business.

Regulatory Approvals

The Business Combination and the other transactions contemplated by the Business Combination Agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976, except for review and approval of this proxy statement and the registration statement for the Aggregate Stock Consideration with the SEC. We also anticipate that filings with the Registrar of Corporate Affairs of the BVI and with Hong Kong authorities will be necessary to effect the transactions contemplated by the Business Combination Agreement, including the Acquisition Merger and the OPH Merger.

Required Vote

The approval of the Business Combination Proposal requires the affirmative vote of 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Votes marked “FOR” this proposal will be counted in favor of the proposal. Failure to vote by proxy or to vote virtually at the extraordinary general meeting, abstentions, and broker non-votes will have no effect on the vote.

The Business Combination Proposal is conditioned upon the approval of the Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, that AGBA’s entry into the Business Combination Agreement, dated as of November 3, 2021, by and among AGBA Acquisition Limited, TAG International Limited, TAG Asset Partners Limited, OnePlatform International Limited, OnePlatform Holdings Limited, TAG Asia Capital Holdings Limited, and TAG Holdings Limited, (as amended) a copy of which is attached to the proxy statement as Annex A, Annex A-1, Annex A-2 and Annex A-3, and the transactions contemplated thereby, be approved, ratified, and confirmed in all respects.”

Vote Required for Approval

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Approval of the Business Combination Proposal will require 65% of the issued and outstanding AGBA Shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting.

Recommendation of the AGBA Board

THE AGBA BOARD UNANIMOUSLY RECOMMENDS THAT THE AGBA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See “— Interests of AGBA’s Directors and Executive Officers in the Business Combination” above for a further discussion of these considerations.

PROPOSAL NO. 2 — THE AMENDMENT PROPOSAL

Overview

Our shareholders are being asked to adopt the Fifth Amended and Restated Memorandum and Articles of Association of AGBA Acquisition Limited in the form attached to this proxy statement as Annex B. In connection with the transactions contemplated by the Business Combination Agreement, AGBA, TAG, and the other parties thereto have agreed that AGBA shall amend its Existing Charter to better reflect our ongoing operations as the Post-Combination Company, subsequent to completion of the Business Combination. In the judgment of the management of both AGBA and TAG these amendments are necessary to adequately address the needs of the Post-Combination Company.

The following is a summary of the key changes effected by the proposed amendment, but this summary is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Memorandum and Articles of Association as Annex B. For more information, please see the section entitled “Comparison of Shareholder Rights.”

Special Resolutions of Shareholders

Description of Amendment

•        Introduce the concept of special resolutions of shareholders, being certain matters approved by a majority of 75% or greater of the votes of the shares cast by such shareholders entitled to vote.

Reason for Amendment

•        The introduction of the special resolution enables certain material actions under the memorandum and articles of association, such as the continuation of the company outside of the BVI, to require a higher threshold of shareholder approval, beyond the current basic majority required for shareholder actions.

Hybrid and Electronic Only Shareholder Meetings and Other Shareholder Meetings Arrangements

Description of Amendments

•        Update the provisions governing the location of shareholder meetings to explicitly permit such meetings to be held physically in any part of the world or, at the board of directors’ discretion, in a hybrid manner (i.e., with both physical and virtual attendance by shareholders) or an electronic only manner (i.e. with virtual attendance only);

•        Provide the board of directors with authority to make the necessary arrangements for managing attendance, participation, and/or voting, as well as security, at physical, hybrid and electronic only shareholder meetings, where the Existing Charter is presently silent;

•        Update the notice provisions for shareholder meetings to increase the amount of notice required from 10 to 14 days;

•        Amend the quorum provisions for shareholder meetings to require two shareholders, instead of half of the votes of the shares entitled to vote on shareholder resolutions, to form a quorum for all purposes;

•        Include additional provisions, where the Existing Charter is currently silent, allowing shareholders to vote by a show of hands, unless a poll is demanded in certain circumstances;

•        Increase the threshold of shareholders required to convene a general meeting by written request from 10% to 30%; and

•        Amend the shareholder voting provisions to newly allow the chairperson of a shareholder meeting to cast a second or casting vote.

Reasons for Amendments

•        Updates to the shareholder meeting quorum, notice, and voting provisions are intended to allow for the management and associated shareholders of the Post-Combination Company to exercise control over the company in a reasonable manner, while simultaneously allowing avenues for input from the company’s public shareholders.

•        Updates to the practical arrangements for shareholding meetings, including the concept of hybrid and electronic only meetings, are required to bring the company’s governance in line with the more flexible arrangements for holding meetings which are more commonplace as a result of the COVID-19 pandemic.

BVI Arbitration as the Forum for Resolution of Disputes

Description of Amendment

•        Include a provision, where the Existing Charter is presently silent, calling for the arbitration in the BVI under the BVI International Arbitration Centre Rules to be the forum for all claims or disputes arising out the company’s memorandum and articles of association or otherwise related to each shareholder’s shareholding, except that such arbitration provision will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act, or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Reason for Amendment

•        This amendment is required to clarify the position on the forum for resolution of claims and disputes arising out of the company’s memorandum and articles of association and to qualify the applicability of such provision in relation to liabilities under the Securities Act and Exchange Act given the Post-Combination Company’s status as a Nasdaq publicly listed company.

Other General and Administrative Changes

Description of Amendments

•        Change the name of the company from AGBA Acquisition Limited to AGBA Group Holding Limited;

•        Introduce the ability of the company to change its name by both ordinary resolution of shareholders and resolution of directors;

•        Update the charter amendment provision, so that the memorandum and articles may be amended only by a special resolution of shareholders, as opposed to ordinary resolutions of shareholders or resolutions of directors;

•        Include new provisions, not present in the Existing Charter, permitting the company to pay a commission to any person in consideration for subscribing or agreeing to subscribe for any of its shares;

•        Include new provisions relating to share liens, not present in the Existing Charter, such that the company has a first and paramount lien on each of its shares and may sell such shares with liens under certain circumstances;

•        Include the right for the chairperson to adjourn a general meeting without the consent of such meeting if, in the chairperson’s sole opinion and absolute discretion, it necessary to do so to: secure the orderly conduct or proceedings of the meeting; give all persons present in person or by proxy and having the right to speak and / or vote at such meeting, the ability to do so; or to give due time to permit proper consideration of any matters raised at a meeting;

•        Amend the number of days’ notice of board meetings from three to one day;

•        Include new provisions, not present in the Existing Charter, allowing directors to make calls upon shareholders for money unpaid on their shares from time to time;

•        Update the share transfer provisions to reduce the previous absolute discretion of directors to refuse or approve any intended transfer of share, instead allowing for the board of directors to decline to register a transfer of shares specifically if they are not fully paid-up, are issued under any share incentive scheme for employees which imposes a restriction on transfer, or on which the company has a lien;

•        Clarify the circumstances when the company may sell the shares of untraceable shareholders and explicitly specify the company’s ability to cease dividend payments to untraceable shareholders under certain circumstances, including if checks or warrants have been left uncashed on two consecutive occasions;

•        Include a new article, not present in the Existing Charter, permitting depositaries and clearing houses that are shareholders of the company to authorize representatives under certain circumstances;

•        Update the director removal provisions to allow for removal of directors, with or without cause, only by ordinary resolution of shareholders at a general meeting, as opposed to with or without cause by (i) the approval of 75% of the shareholders, or (ii) resolution of directors;

•        Clarify the conditions for disqualification of a director where the Existing Charter did not specify the meaning of “disqualified”;

•        Update the quorum requirements for meetings of the board of directors such that the presence of two directors, not half of the total number of directors, constitutes a quorum;

•        Update the provision on the audit committee to require an audit committee so long as the company’s shares are admitted to trading on a stock exchange;

•        Update the auditor appointment and remuneration provisions to provide that appointments and remuneration are to be made by resolution of directors;

•        Remove the provision entitling shareholders to redeem their shares in connection with a business combination;

•        Update the indemnification provisions to explicitly cover directors, alternate directors, the company secretary, and other executive officers (but not including the company’s auditors);

•        Update the provisions on accounts and audits, where the Existing Charter was silent, to prohibit shareholders from inspecting the books and accounts of the company, except as allowed by applicable law, regulation, or listing rule or as authorized by the board, and to require the company to have its accounts independently audited as long as it is admitted to trading on a stock exchange;

•        Update the dividend provisions from authorization for dividends solely by resolution of directors to allow declaration of dividends and other distributions by resolution of directors and to authorize the shareholders, by ordinary resolution, to declare dividends, provided they do not exceed the amount recommended by the directors;

•        Revise the continuation provision, which allows the company to continue as a company incorporated under the laws of any jurisdiction outside of the BVI, from authorization by director resolution or ordinary shareholder resolution to authorization by a special resolution of shareholders and resolution of directors; and

•        Include a new disclosure provision, authorizing the board of directors or any authorized service provider to disclose company information to any regulatory or judicial authority or to any stock exchange.

Reasons for Amendments

•        The parties’ reasons for proposing each of these amendments were generally to align the company’s governing provisions with the Post-Combination Company’s expected status as an operating, Nasdaq-listed company.

Required Vote

Approval of the Amendment Proposal requires the affirmative vote of 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Votes marked “FOR” this proposal will be counted in favor of the proposal. Failure to vote by proxy or to vote virtually at the extraordinary general meeting, abstentions, and broker non-votes will have no effect on the vote.

This Amendment Proposal is conditioned upon the approval of the Business Combination Proposal and the Nasdaq Proposal. If such proposals are not approved, this Amendment Proposal will have no effect, even if approved by our shareholders.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, that the Amendment Proposal be approved and AGBA’s constitutional documents currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Fifth Amended and Restated Memorandum and Articles of Association, a copy of which is attached to the proxy statement as Annex B.”

Vote Required for Approval

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Approval of the Amendment Proposal will require 65% of the issued and outstanding AGBA Shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting.

Recommendation of the AGBA Board

THE AGBA BOARD UNANIMOUSLY RECOMMENDS THAT THE AGBA SHAREHOLDERS VOTE “FOR” THE AMENDMENT PROPOSAL.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of AGBA’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

PROPOSALS NOS. 3A-3F — THE GOVERNANCE PROPOSALS

Overview

AGBA shareholders are also being asked to vote on six separate proposals with respect to certain governance provisions in the Fifth Amended and Restated Memorandum and Articles of Association. These are being presented separately in order to give AGBA shareholders the opportunity to present their separate views on important corporate governance procedures, and these will be voted upon on a non-binding advisory basis (the “Governance Proposals”). Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, AGBA and TAG intend that the Fifth Amended and Restated Memorandum and Articles of Association in the form attached to this proxy statement as Annex B will take effect at the Closing of the Business Combination, assuming approval of the Proposal No. 2 — Amendment Proposal. In the judgment of the AGBA board, these provisions are necessary to adequately address the needs of the Post-Combination Company.

Proposal 3A: Special Resolution of Shareholders

Description of Amendment

•        Introduce the concept of special resolutions of shareholders, being certain matters requiring approval by a majority of 75% or greater of the votes of the shares cast by such shareholders entitled to vote.

Reason for Amendment

•        The introduction of the special resolution enables certain material actions under the memorandum and articles of association, such as the continuation of the company outside of the BVI, to require a higher threshold of shareholder approval, beyond the current basic majority required for shareholder actions.

Proposal 3B: Ability to Requisition General Meetings

Description of Amendment

•        Increase the threshold of shareholders required to convene a general meeting by written request from 10% to 30%.

Reason for Amendment

•        This amendment is intended to ensure that general meetings of shareholders are called only when there is substantial agreement among shareholders.

Proposal 3C: Forum for Disputes

Description of Amendment

•        Include a provision, where the Existing Charter is presently silent, calling for arbitration in the BVI under the BVI International Arbitration Centre Rules to be the forum for all claims or disputes arising out the company’s memorandum and articles of association or otherwise related to each shareholder’s shareholding, except that such arbitration provision will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act, or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Reason for Amendment

•        This amendment is required to clarify the position on the forum for resolution of claims and disputes arising out of the company’s memorandum and articles of association and to qualify the applicability of such provision in relation to liabilities under the Securities Act and Exchange Act given the Post-Combination Company’s status as a Nasdaq publicly listed company.

Proposal 3D: Director Removals

Description of Amendment

•        Update the director removal provisions to allow for removal of directors, with or without cause, only by ordinary resolution of shareholders with or without cause, as opposed to with or without cause by (i) the approval of 75% of the shareholders, or (ii) resolution of directors.

Reason for Amendment

•        This amendment is intended to ensure that shareholders, not directors, have the authority to remove members of the company’s board of directors.

Proposal 3E: Amendment to the Memorandum and Articles

Description of Amendment

•        Update the charter amendment provision, so that the memorandum and articles may be amended only by a special resolution of shareholders, as opposed to by ordinary resolutions of shareholders or resolutions of directors.

Reason for Amendment

•        This amendment is required to raise the threshold required for an amendment to the memorandum and articles. AGBA believes that supermajority voting requirements are appropriate for amendments of fundamental shareholder rights and to protect the rights of all shareholders.

Proposal 3F: Increase in Authorized Shares

Description of Amendment

•        Increase the authorized share capital of the company from 100 million ordinary shares to 200 million ordinary shares.

Reason for Amendment

•        The principal purpose of this proposal is to provide for an authorized capital structure of the Post-Combination company that will enable it to continue as an operating company listed on Nasdaq. Our board of directors believes that it is important for us to have available for issuance a number of authorized ordinary shares sufficient to support our growth and to provide flexibility for future corporate needs.

Required Vote

Approval of the Governance Proposals requires the affirmative vote of 65% of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting. Votes marked “FOR” this proposal will be counted in favor of the proposal. Failure to vote by proxy or to vote virtually at the extraordinary general meeting, abstentions, and broker non-votes will have no effect on the vote.

The Business Combination is not conditioned upon the approval of the Governance Proposals.

As discussed above, a vote to approve each of the Governance Proposals is an advisory vote, and therefore, is not binding on AGBA, TAG, or their respective boards of directors. Accordingly, regardless of the outcome of the non-binding advisory vote, AGBA and TAG intend that the Fifth Amended and Restated Memorandum and Articles of Association, in the form attached to this proxy statement as Annex B and containing the provisions noted above, will take effect at the Closing of the Business Combination, assuming approval of Proposal No. 2 — The Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, that each of the Governance Proposals be approved.”

Vote Required for Approval

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Approval of the Governance Proposals will require 65% of the issued and outstanding AGBA Shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting.

Recommendation of the AGBA Board

THE AGBA BOARD UNANIMOUSLY RECOMMENDS THAT THE AGBA SHAREHOLDERS VOTE “FOR” THE GOVERNANCE PROPOSALS.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of AGBA’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 4 — THE NASDAQ PROPOSAL

Background and Overview

Under the terms of the Business Combination Agreement, AGBA is required to issue 55,500,000 new AGBA Shares as consideration for the Business Combination. These new AGBA Shares represent more than 20% of its issued and outstanding ordinary shares. Because of the issuance of an excess of 20% of the outstanding AGBA Shares, we are required to obtain shareholder approval in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d).

Under Nasdaq Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) such securities have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of ordinary shares (or securities convertible into or exercisable for ordinary shares); or (B) the number of ordinary shares to be issued is or will be equal to or in excess of 20% of the number of ordinary shares outstanding before the issuance of the stock or securities.

Under Nasdaq Listing Rule 5635(b), shareholder approval is required when any issuance or potential issuance will result in a “change of control” of the issuer. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Nasdaq Listing Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the ordinary shares (or securities convertible into or exercisable for ordinary shares) or voting power of an issuer could constitute a change of control. TAG is expected to receive the right to direct delivery of more than 20% of the outstanding AGBA Shares as part of the share consideration issued in the Business Combination.

Under Nasdaq Listing Rule 5635(d), shareholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of ordinary shares (or securities convertible into or exercisable for ordinary shares) at a price that is less than the greater of book or market value of the stock if the number of ordinary shares to be issued is or may be equal to 20% or more of the ordinary shares, or 20% or more of the voting power, outstanding before the issuance.

Effect of Proposal on Current Shareholders

If the Nasdaq Proposal is adopted, AGBA would issue shares representing more than 20% of its outstanding ordinary shares in connection with the Business Combination. The issuance of such shares would result in significant dilution to AGBA’s current shareholders and would afford such shareholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of AGBA.

If the Nasdaq Proposal is not approved and we consummate the Business Combination on its current terms, AGBA would be in violation of Nasdaq Listing Rule 5635(a) and (b) and potentially Nasdaq Listing Rule 5635(d), which could result in the delisting of our securities from Nasdaq. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity with respect to our securities;

•        a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage for the post-transaction company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

It is a condition to the obligations of TAG and its subsidiaries to close the Business Combination that AGBA Shares remain listed on Nasdaq. As a result, if the Nasdaq Proposal is not adopted, the Business Combination may not be consummated.

Required Vote

Approval of the Nasdaq Proposal requires the affirmative vote of the holders of a majority of AGBA Shares represented in person by virtual attendance or represented by proxy at the extraordinary general meeting of AGBA shareholders and entitled to vote thereon. Votes marked “FOR” this proposal will be counted in favor of the proposal. Failure to vote by proxy or to vote virtually at the extraordinary general meeting, abstentions, and broker non-votes will have no effect on the vote.

This Nasdaq Proposal is conditioned upon the approval of the Business Combination Proposal. If such proposal is not approved, this Nasdaq Proposal will have no effect, even if approved by our shareholders.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that for the purposes of complying with the applicable provisions of the Nasdaq Listing Rule 5635, the issuance of shares of AGBA Group Holding Limited ordinary shares pursuant to the Business Combination Agreement be approved in all respects.”

Vote Required for Approval

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Approval of the Nasdaq Proposal will require a majority of the issued and outstanding AGBA Shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting.

Recommendation of the AGBA Board

THE AGBA BOARD UNANIMOUSLY RECOMMENDS THAT THE AGBA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of AGBA’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 5 — THE SHARE AWARD SCHEME PROPOSAL

It is anticipated that AGBA’s board of directors will approve the adoption of the AGBA Group Holding Limited Share Award Scheme (the “Share Award Scheme”), subject to shareholder approval, for the purpose of providing a means through which to attract, motivate, and retain personnel and to provide a means whereby our employees can acquire and maintain an equity interest in us, thereby strengthening their commitment to our welfare and aligning their interests with those of our shareholders. Shareholders are being asked to consider and approve the Share Award Scheme.

AGBA’s board believes that the approval of the Share Award Scheme by the shareholders will benefit the compensation structure and strategy of the Post-Combination Company. The Post-Combination Company’s ability to attract, retain, and motivate top quality employees and other service providers is material to its success, and AGBA’s board has concluded that this would be enhanced by the Post-Combination Company’s ability to make grants under the Share Award Scheme. In addition, AGBA’s board believes that the interests of the Post-Combination Company and its shareholders will be advanced if the Post-Combination Company can offer employees and other service providers the opportunity to acquire or increase their proprietary interests in the Post-Combination Company.

A description of the material provisions of the Share Award Scheme is set forth below. The statements made in this Proposal No. 5 concerning terms and provisions of the Share Award Scheme are summaries and do not purport to be a complete recitation of the Share Award Scheme provisions. These statements are qualified in their entirety by express reference to the full text of the scheme document, a copy of which is attached to this proxy statement as Annex C and incorporated herein by reference.

If approved by AGBA’s board and our shareholders, the Share Award Scheme will become effective upon the Closing.

Description of the Material Features of the Share Award Scheme

Administration and Operation

The Share Award Scheme shall be subject to the administration of the Board of Directors of the Post-Combination Company (for the purposes of this Share Award Scheme Proposal, the “Board”) in accordance with its terms and the terms of a trust deed to be entered into between the trustee to be appointed thereunder (for the purposes of this Share Award Scheme Proposal, the “Trustee”) and the Post-Combination Company (for the purposes of this Share Award Scheme Proposal, the “Company”). The Trustee will hold the shares and the income derived therefrom in a trust fund in accordance with the terms of the trust deed.

The Board may, from time to time, at its absolute discretion select any grantee (excluding any excluded grantees as defined) for participation in the Share Award Scheme as a selected grantee, and shall determine the number of awarded shares. However, until so selected, no grantee shall be entitled to participate in the Share Award Scheme.

Prior to granting any awards to selected grantees, the Board shall either (i) ensure that the Trustee has sufficient shares in the trust fund to satisfy all the awards made by the Board, or (ii) put the Trustee in fund to purchase shares, either from the market or off-market, to satisfy all the awards made by the Board. The Trustee shall not agree to any awards made by the Board until the Trustee is satisfied that it has sufficient amount of trust shares for the Trustee to implement the award.

Awarded shares held by the Trustee upon the trust and which are referable to a selected grantee shall vest to that selected grantee in accordance with the vesting schedule determined at the discretion of the Board, provided that the selected grantee remains at all times after the grant of the award and on each relevant vesting date(s) a grantee. The Board may also, in its absolute discretion, determine the performance, operating, and financial targets and other criteria, if any, to be satisfied by the selected grantee or the Company before the awarded shares can vest.

Eligible Grantees

Any employee or director of any member of the Company’s group, or (subject to applicable laws and regulations) any consultant, advisor or independent contractor as may be designated as an eligible grantee at the Board’s discretion from time to time.

Change of Control, Open Offer, Rights Issue, Bonus Warrants, etc.

If there occurs an event of change in control of the Company, whether by way of consummation of an offer, merger, scheme of arrangement or otherwise, the Board shall have the discretion to decide whether the awarded shares shall vest or lapse on the date when such change of control event becomes or is declared unconditional. “Control” shall mean a holding, or aggregate holdings, of 30% or more of the voting rights of the Company, irrespective of whether that holding or holdings gives de facto control.

In the event the Company undertakes an open offer of new securities in respect of any shares which are held by the Trustee under the Share Award Scheme, the Board shall instruct the Trustee as to whether or not to subscribe for any new shares. If the Board instructs the Trustee to subscribe for new shares under the open offer, the company shall provide the Trustee with the necessary funding for the subscription. In the event of a rights issue, the Board shall instruct the Trustee as to whether or not to take up any rights shares. If the Board instructs the Trustee to take up any rights shares, the Company shall provide the Trustee with the necessary funding.

In the event the Company issues bonus warrants in respect of any shares which are held by the Trustee, the Board shall instruct the Trustee as to whether or not to subscribe for any new shares by exercising any of the subscription rights attached to the bonus warrants. If the Board instructs the Trustee to subscribe for new shares pursuant to the bonus warrants, the Company shall provide the Trustee with the necessary funding for the subscription.

Scheme Limit and Alterations

The maximum number of shares available for award under the Share Award Scheme shall be determined by the Board from time to time. However, the Board shall not make any further award of awarded shares which will result in the number of shares awarded by the Board under the Share Award Scheme representing in excess of twenty percent (20%) of the issued share capital of the Company from time to time. The maximum number of shares which may be subject to an award or awards to a selected grantee during any 12-month period shall not in aggregate exceed such number of shares as permitted by applicable laws and regulations and, in the absence of a maximum number permitted by applicable laws and regulations, such number as determined by the Board from time to time.

The Share Award Scheme may be amended in any respect by a resolution of the Board provided that no such amendment shall operate to affect materially and adversely any subsisting rights of any selected grantee except with: (i) the consent in writing of selected grantees whose awarded shares amount to three-fourths (3/4) in nominal value of all shares held by the Trustee on that date; or (ii) the sanction of a resolution at a meeting of selected grantees passed by not less than three-fourths (3/4) of the votes cast by selected grantees entitled to vote at the meeting.

Duration

Subject to any early termination as may be determined by the Board, the Share Award Scheme shall be valid and effective from the date that the Share Award Scheme is approved and adopted by the Board for a term of ten (10) years, after which period no further awards shall be granted or accepted, but the provisions of the Share Award Scheme shall remain in full force and effect in order to give effect to the vesting of the awards granted or accepted prior to the expiration of the period of the Share Award Scheme.

Disputes

The Board shall have the full rights and powers to interpret the Share Award Scheme, the vesting conditions and any matters in relation to the Share Award Scheme. Any dispute arising in connection with the Share Award Scheme shall be referred to the decision of the Board who shall act as experts and not as arbitrators and whose decision shall be final and binding.

Governing Law

The Share Award Scheme is governed by the laws of Hong Kong.

Form S-8

Following the Closing of the Business Combination, when permitted by SEC rules, the Post-Combination Company intends to file with the SEC a registration statement on Form S-8 covering the ordinary shares issuable under the Share Award Scheme.

Potential Dilution

The maximum number of shares that may be issued under the Share Award Scheme represents approximately [•]% of the total number of ordinary shares that will be outstanding after the Closing.

Required Vote

Approval of the Share Award Scheme Proposal requires the affirmative vote of the holders of a majority of AGBA Shares represented by virtual attendance or represented or proxy at the extraordinary general meeting of AGBA shareholders and entitled to vote thereon. Votes marked “FOR” this proposal will be counted in favor of the proposal. Failure to vote by proxy or to vote virtually at the extraordinary general meeting, abstentions, and broker non-votes will have no effect on the vote.

This Share Award Scheme Proposal is conditioned upon the approval of the Business Combination Proposal. If such proposal is not approved, this Share Award Scheme Proposal will have no effect, even if approved by our shareholders.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that the adoption of the Share Award Scheme for AGBA Group Holding Limited and any form award agreements thereunder, be approved, ratified and confirmed in all respects.”

Vote Required for Approval

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Approval of the Share Award Scheme Proposal will require a majority of the issued and outstanding AGBA Shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting.

Recommendation of the AGBA Board

THE AGBA BOARD UNANIMOUSLY RECOMMENDS THAT THE AGBA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SHARE AWARD SCHEME PROPOSAL.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of AGBA’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 6 — THE BUSINESS COMBINATION ADJOURNMENT PROPOSAL

Purpose of the Business Combination Adjournment Proposal

In the event there are not sufficient votes for the Business Combination Proposal, or otherwise in connection with, the adoption of the Business Combination Agreement and the transactions contemplated thereby, AGBA’s board of directors may adjourn the extraordinary general meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will AGBA seek adjournment which would result in soliciting of proxies, having a shareholder vote, or otherwise consummating a business combination after November 16, 2022.

Consequences if Business Combination Adjournment Proposal is Not Approved

If the Business Combination Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal, or the Share Award Scheme Proposal.

Required Vote

Approval of the Business Combination Adjournment Proposal requires the affirmative vote of the holders of a majority of the AGBA Shares as of the Record Date represented in person by virtual attendance or represented by proxy at the extraordinary general meeting of AGBA shareholders and entitled to vote thereon. Votes marked “FOR” this proposal will be counted in favor of the proposal. Failure to vote by proxy or to vote virtually at the extraordinary general meeting, abstentions, and broker non-votes will have no effect on the vote.

Adoption of the Business Combination Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Board Recommendation

The board of directors recommends a vote “FOR” adoption of the Business Combination Adjournment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting to be approved.”

Vote Required for Approval

A quorum of AGBA shareholders is necessary to hold a valid meeting. A quorum will be present at the extraordinary general meeting of AGBA shareholders if a majority of the AGBA Shares issued and outstanding and entitled to vote at the extraordinary general meeting is represented in person by virtual attendance or represented by proxy. Abstentions present in person by virtual attendance and represented by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not. As of the Record Date for the extraordinary general meeting, [•] ordinary shares would be required to achieve a quorum. Attending the extraordinary general meeting either in person by virtual attendance or represented by proxy and abstaining from voting will have the same effect as voting against all the Proposals and, assuming a quorum is present, broker non-votes will have no effect on the voting on Proposals.

Approval of the Business Combination Adjournment Proposal will require a majority of the issued and outstanding AGBA Shares present by virtual attendance or represented by proxy and entitled to vote at the extraordinary general meeting.

Recommendation of the AGBA Board

THE AGBA BOARD UNANIMOUSLY RECOMMENDS THAT THE AGBA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of one or more of AGBA’s directors may result in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of AGBA and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, AGBA’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — The Business Combination Proposal — Interests of AGBA’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

U.S. FEDERAL INCOME TAX AND BVI TAX CONSIDERATIONS

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, THE BUSINESS COMBINATION AND OWNERSHIP AND DISPOSITION OF SHARES OF THE POST-COMBINATION COMPANY, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Material U.S. Federal Income Tax Consequences of the Business Combination

The following is a general discussion of the material U.S. federal income tax consequences of (i) the Business Combination to U.S. Holders (defined below) of shares of the TAG Business (“TAG Business Shares”), (ii) the subsequent ownership and disposition of new AGBA ordinary shares (“New AGBA ordinary shares”) and new AGBA Warrants (“New AGBA Warrants”), (collectively, the “New AGBA securities”) received in the Business Combination, and (iii) the exercise of redemption rights by AGBA shareholders that are U.S. Holders.

This discussion is based on provisions of the Code, the Treasury Regulations promulgated thereunder (whether final, temporary, or proposed), administrative rulings of the IRS, and judicial decisions, all as in effect on the date hereof, and all of which are subject to differing interpretations or change, possibly with retroactive effect. This discussion does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a holder as a result of the ownership and disposition of New AGBA securities. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders nor does it take into account the individual facts and circumstances of any particular holder that may affect the U.S. federal income tax consequences to such holder, and accordingly, is not intended to be, and should not be construed as, tax advice. This discussion does not address the U.S. federal 3.8% Medicare tax imposed on certain net investment income or any aspects of U.S. federal taxation other than those pertaining to the income tax, nor does it address any tax consequences arising under any U.S. state and local, or non-U.S. tax laws. Holders should consult their own tax advisors regarding such tax consequences in light of their particular circumstances.

No ruling has been requested or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Business Combination or any other related matter; thus, there can be no assurance that the IRS will not challenge the U.S. federal income tax treatment described below or that, if challenged, such treatment will be sustained by a court.

This summary is limited to considerations relevant to U.S. Holders that hold New AGBA securities, as “capital assets” within the meaning of section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be important to holders in light of their individual circumstances, including holders subject to special treatment under the U.S. tax laws, such as, for example:

•        banks or other financial institutions, underwriters, or insurance companies;

•        traders in securities who elect to apply a mark-to-market method of accounting;

•        real estate investment trusts and regulated investment companies;

•        tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•        expatriates or former long-term residents of the United States;

•        subchapter S corporations, partnerships or other pass-through entities or investors in such entities;

•        dealers or traders in securities, commodities or currencies;

•        grantor trusts;

•        persons subject to the alternative minimum tax;

•        U.S. persons whose “functional currency” is not the U.S. dollar;

•        persons who received shares of New AGBA ordinary shares through the issuance of restricted stock under an incentive plan or through a tax-qualified retirement plan or otherwise as compensation;

•        persons who own (directly or through attribution) 5% or more (by vote or value) of the outstanding shares of New AGBA ordinary shares (excluding treasury shares); or

•        holders holding New AGBA securities, as a position in a “straddle,” as part of a “synthetic security” or “hedge,” as part of a “conversion transaction,” or other integrated investment or risk reduction transaction.

As used in this proxy statement, the term “U.S. Holder” means a beneficial owner of New AGBA securities, that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States or any State thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust (i) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership, including for this purpose any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes, holds New AGBA securities, the U.S. federal income tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. A holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of the subsequent ownership and disposition of New AGBA securities.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF HOLDING THE NEW AGBA SECURITIES. NEW AGBA SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE OWNERSHIP AND DISPOSITION OF NEW AGBA SECURITIES, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND OTHER TAX LAWS.

Tax Consequences of the Merger to Holders of TAG Business Shares

Tax Consequences if the Merger Qualifies as a Reorganization

The parties have structured the merger to be treated as a “reorganization” for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code, and the parties to the Business Combination Agreement have agreed to report the merger in a manner consistent with such tax treatment to the extent permitted under applicable law. Neither AGBA nor TAG has requested, and neither intends to request, any ruling from the IRS as to the U.S. federal income tax consequences of the merger. Furthermore, the obligations of TAG and AGBA to complete the merger are not conditioned on the receipt of opinions from counsel to the effect that the merger will qualify as a reorganization for U.S. federal income tax purposes. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. Accordingly, each U.S. Holder is urged to consult its tax advisor with respect to the particular tax consequence of the merger to it.

Assuming the merger is treated as a reorganization within the meaning of Section 368(a) of the Code, a U.S. Holder that exchanges its TAG Business Shares for New AGBA ordinary shares in the merger generally will not recognize gain or loss in the transaction.

The aggregate tax basis in the New AGBA ordinary shares that a U.S. Holder receives pursuant to the merger will equal its aggregate adjusted tax basis in the TAG Business Shares it surrenders. A U.S. Holder’s holding period for the New AGBA ordinary shares that it receives pursuant to the merger will include the U.S. Holder’s holding period for the TAG Business Shares it surrenders.

Tax Consequences if the Merger Does Not Qualify as a Reorganization

If the merger does not qualify as a reorganization, each U.S. Holder will recognize gain or loss in an amount equal to the difference between (x) the fair market value of the New AGBA ordinary shares received and (y) the adjusted tax basis in the TAG Business Shares surrendered. Gain or loss will be calculated separately for each block of TAG Business Shares (generally shares acquired at the same cost in a single transaction) surrendered. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if a U.S. Holder has held its TAG Business Shares for more than one year at the time of the merger. Long-term capital gains of non-corporate U.S. Holders may be eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. A U.S. Holder generally will have an aggregate tax basis in the New AGBA shares received equal to the fair market value of such shares as of the date such shares are received, and the U.S. Holder’s holding period in such New AGBA shares would begin on the day following the date of the merger.

Information Reporting

Certain information reporting requirements may apply to each U.S. Holder that is a “significant holder” of TAG Business Shares. A “significant holder” is a holder of TAG Business Shares that, immediately before the merger, owned at least 1% (by vote or value) of the outstanding TAG Business Shares (or, in certain instances, TAG Business Shares with a basis of at least US$1 million). U.S. Holders are urged to consult their tax advisors as to the potential application of these information reporting requirements.

All holders of TAG Business Shares are urged to consult their tax advisors with respect to the tax consequences of the merger in their particular circumstances, including tax return reporting requirements, the applicability and effect of the alternative minimum tax, any federal tax laws other than those pertaining to income tax (including estate and gift tax laws), and any state, local, foreign or other tax laws.

U.S. Federal Income Tax Consequences of Ownership and Disposition of New AGBA Securities

The following discussion is a summary of certain material U.S. federal income tax consequences of the ownership and disposition of New AGBA securities to U.S. Holders.

Distribution on New AGBA ordinary shares

Subject to the PFIC rules discussed below “— Passive Foreign Investment Company Status,” the gross amount of any distribution on New AGBA ordinary shares that is made out of New AGBA’s current and accumulated profits (as determined for U.S. federal income tax purposes) will generally be taxable to a U.S. Holder as ordinary dividend income on the date such distribution is actually or constructively received by such U.S. Holder. Any such dividends paid to corporate U.S. Holders generally will not qualify for the dividends-received deduction that may otherwise be allowed under the Code.

Dividends received by non-corporate U.S. Holders, including individuals, from a “qualified foreign corporation” may be eligible for reduced rates of taxation, provided that certain holding period requirements and other conditions are satisfied. For these purposes, a non-U.S. corporation will be treated as a qualified foreign corporation with respect to dividends paid by that corporation on shares that are readily tradable on an established securities market in the United States. U.S. Treasury Department guidance indicates that shares listed on the Nasdaq (on which New AGBA lists the New AGBA ordinary shares) will be considered readily tradable on an established securities market in the United States. Even though the New AGBA ordinary shares are listed on the Nasdaq, there can be no assurance that the New AGBA ordinary shares will be considered readily tradable on an established securities market in future years. Non-corporate U.S. Holders that do not meet a minimum holding period requirement or that elect to treat the dividend income as “investment income” pursuant to Section 163(d)(4) of the Code (dealing with the deduction for investment interest expense) will not be eligible for the reduced rates of taxation regardless of New AGBA’s status as a qualified foreign corporation. In addition, the rate reduction will not apply to dividends if the recipient of a dividend is obligated to make related payments with respect to positions in substantially similar or related property. This disallowance applies even if the minimum holding period has been met. Finally, New AGBA will not constitute a qualified foreign corporation for purposes of these rules if it is a PFIC for the taxable year in which it pays a dividend or for the preceding taxable year. See the discussion below under “— Passive Foreign Investment Company Status.”

The amount of any dividend paid in foreign currency will be the U.S. dollar value of the foreign currency distributed by New AGBA, calculated by reference to the exchange rate in effect on the date the dividend is includible in the U.S. Holder’s income, regardless of whether the payment is in fact converted into U.S. dollars on the date of receipt. Generally, a U.S. Holder should not recognize any foreign currency gain or loss if the foreign currency is converted into U.S. dollars on the date the payment is received. However, any gain or loss resulting from currency exchange fluctuations during the period from the date the U.S. Holder includes the dividend payment in income to the date such U.S. Holder actually converts the payment into U.S. dollars will be treated as ordinary income or loss. That currency exchange income or loss (if any) generally will be income or loss from U.S. sources for foreign tax credit limitation purposes.

To the extent that the amount of any distribution made by New AGBA on the New AGBA ordinary shares exceeds New AGBA’s current and accumulated earnings and profits for a taxable year (as determined under U.S. federal income tax principles), the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the U.S. Holder’s New AGBA ordinary shares, and to the extent the amount of the distribution exceeds the U.S. Holder’s tax basis, the excess will be taxed as capital gain recognized on a sale or exchange as described below under “— Sale, Exchange, Redemption or Other Taxable Disposition of New AGBA Securities.” However, New AGBA may not calculate earnings and profits in accordance with U.S. federal income tax principles. In such event, a U.S. Holder should expect to generally treat distributions New AGBA makes as dividends.

Sale, Exchange, Redemption or Other Taxable Disposition of New AGBA Securities

Subject to the discussion below under “— Passive Foreign Investment Company Status,” a U.S. Holder will generally recognize gain or loss on any sale, exchange, redemption, or other taxable disposition of New AGBA ordinary shares and New AGBA Warrants in an amount equal to the difference between the amount realized on the disposition and such U.S. Holder’s adjusted tax basis in such New AGBA ordinary shares or New AGBA Warrants. Any gain or loss recognized by a U.S. Holder on a taxable disposition of New AGBA ordinary shares or New AGBA Warrants will generally be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period in the New AGBA ordinary shares or New AGBA Warrants exceeds one year at the time of the disposition. Preferential tax rates may apply to long-term capital gains of non-corporate U.S. Holders (including individuals). The deductibility of capital losses is subject to limitations. Any gain or loss recognized by a U.S. Holder on the sale or exchange of New AGBA ordinary shares or New AGBA Warrants will generally be treated as U.S. source gain or loss.

Exercise or Lapse of a New AGBA Warrant

No new AGBA warrants or options will be used in connection with the Business Combination. In connection with its IPO complete on May 16, 2019, AGBA issued warrants to acquire ordinary shares. These IPO related warrants will remain outstanding, except to the extent exercised pursuant to their terms by the holders. This discussion below refers to these warrants as New AGBA Warrant. Except as discussed below with respect to the cashless exercise of a New AGBA Warrant, a U.S. Holder generally will not recognize gain or loss upon the acquisition of a New AGBA ordinary share on the exercise of a New AGBA Warrant for cash. A U.S. Holder’s tax basis in a New AGBA ordinary share received upon exercise of the New AGBA Warrant generally will be an amount equal to the sum of the U.S. Holder’s tax basis in the New AGBA Warrant exchanged therefor and the exercise price. The U.S. Holder’s holding period for a New AGBA ordinary share received upon exercise of the New AGBA Warrant will begin on the date following the date of exercise (or possibly the date of exercise) of the New AGBA Warrants and will not include the period during which the U.S. Holder held the New AGBA Warrants. If a New AGBA Warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such holder’s tax basis in the New AGBA Warrant.

The tax consequences of a cashless exercise of a warrant are not clear under current tax law. A cashless exercise may be tax-free, either because the exercise is not a gain realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either tax-free situation, a U.S. Holder’s basis in the New AGBA ordinary shares received would equal the holder’s basis in the New AGBA Warrant. If the cashless exercise were treated as not being a gain recognition event, a U.S. Holder’s holding period in the New AGBA ordinary shares would be treated as commencing on the date following the date of exercise (or possibly the date of exercise) of the New AGBA Warrant. If the cashless exercise were treated as a recapitalization, the holding period of the New AGBA ordinary share would include the holding period of the New AGBA Warrant.

It is also possible that a cashless exercise could be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. Holder would recognize gain or loss with respect to the portion of the exercised New AGBA Warrants treated as surrendered to pay the exercise price of the New AGBA Warrants (the “surrendered warrants”). The U.S. Holder would recognize capital gain or loss with respect to the surrendered warrants in an amount generally equal to the difference between (i) the fair market value of the New AGBA ordinary shares that would have been received with respect to the surrendered warrants in a regular exercise of the New AGBA Warrants and (ii) the sum of the U.S. Holder’s tax basis in the surrendered warrants and the aggregate cash exercise price of such warrants (if they had been exercised in a regular exercise). In this case, a U.S. Holder’s tax basis in the New AGBA ordinary shares received would equal the U.S. Holder’s tax basis in the New AGBA Warrants exercised plus (or minus) the gain (or loss) recognized with respect to the surrendered warrants. A U.S. Holder’s holding period for the New AGBA ordinary shares would commence on the date following the date of exercise (or possibly the date of exercise) of the New AGBA Warrant.

Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisors regarding the tax consequences of a cashless exercise.

Certain U.S. Federal Income Tax Consequences of Exercising Redemption Rights

In the event that a U.S. Holder elects to redeem its AGBA ordinary shares for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale or exchange of the AGBA ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale or exchange of the AGBA ordinary shares, subject to the PFIC rules discussed below “— Passive Foreign Investment Company Status,” the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the AGBA ordinary shares surrendered in such redemption transaction. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the AGBA ordinary shares redeemed exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. However, it is unclear whether the redemption rights with respect to the AGBA ordinary shares may prevent a U.S. Holder from satisfying the applicable holding period requirement. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale or exchange of AGBA ordinary shares, subject to the PFIC rules discussed below “— Passive Foreign Investment Company Status,” the U.S. Holder will be treated as receiving a corporate distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from AGBA’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the AGBA ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the ordinary shares. Dividends paid to a U.S. Holder that is a taxable corporation generally will not qualify for the dividends received deduction that may otherwise be allowed under the Code. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with respect to the AGBA ordinary shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Whether a redemption qualifies for sale or exchange treatment will depend largely on the total number of shares of AGBA ordinary shares treated as held by the U.S. Holder (including any AGBA ordinary shares constructively owned by the U.S. Holder as a result of owning AGBA Warrants or AGBA Rights) relative to all of the shares of AGBA ordinary shares outstanding both before and after the redemption. The redemption of AGBA ordinary shares generally will be treated as a sale or exchange of the AGBA ordinary shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in AGBA or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only AGBA ordinary shares actually owned by the U.S. Holder, but also shares of AGBA ordinary shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include AGBA ordinary shares which could be acquired pursuant to the exercise of the AGBA Warrants or AGBA Rights. In order to meet the substantially disproportionate test, the percentage of AGBA’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of the AGBA ordinary shares must, among other requirements, be less than 80% of the percentage of AGBA’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the AGBA ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the AGBA ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other AGBA ordinary shares. The redemption of the AGBA ordinary shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in AGBA. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in AGBA will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution. After the application of those rules regarding corporate distributions, any remaining tax basis of the U.S. Holder in the redeemed ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining AGBA ordinary shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its AGBA Warrants or possibly in other AGBA ordinary shares constructively owned by it.

Passive Foreign Investment Company Status

Certain adverse U.S. federal income tax consequences could apply to a U.S. Holder if AGBA, or any of its subsidiaries, is treated as a PFIC for any taxable year during which the U.S. Holder holds AGBA securities. A non-U.S. corporation will be classified as a PFIC for any taxable year (a) if at least 75% of its gross income consists of passive income, such as dividends, interest, rents and royalties (except for rents and royalties earned in the active conduct of a trade or business), and gains on the disposition of property that produces such income, or (b) if at least 50% of the average value of its assets (determined on the basis of a quarterly average) is attributable to assets that produce, or are held for the production of, passive income (including for this purpose its pro rata share of the gross income and assets of any entity in which it is considered to own at least 25% of the interest, by value).

Whether AGBA or any of its subsidiaries is treated as a PFIC for U.S. federal income tax purposes is a factual determination that must be made annually at the close of each taxable year and, thus, is subject to significant uncertainty. Among other factors, fluctuations in the market price of AGBA ordinary shares how quickly AGBA uses liquid assets and cash may influence whether AGBA or any of its subsidiaries is treated as PFIC. Accordingly, AGBA is unable to determine whether AGBA or any of its subsidiaries will be treated as a PFIC for the taxable year of the Business Combination or for future taxable years, and there can be no assurance that AGBA or any of its subsidiaries will not be treated as a PFIC for any taxable year. Moreover, AGBA does not expect to provide a PFIC annual information statement for 2021 or going forward.

If AGBA were characterized as a PFIC for any taxable year, U.S. Holders of AGBA securities would suffer adverse tax consequences. These consequences may include having gains realized on the disposition of AGBA securities treated as ordinary income rather than capital gains, and being subject to punitive interest charges on certain dividends and on the proceeds of the sale or other disposition of the AGBA securities. U.S. Holders would also be subject to annual information reporting requirements. In addition, if AGBA were a PFIC in a taxable year in which AGBA paid a dividend or the prior taxable year, such dividends would not be eligible to be taxed at the reduced rates applicable to qualified dividend income (as discussed above). Certain elections (including a mark-to-market election) may be available to U.S. Holders to mitigate some of the adverse tax consequences resulting from PFIC treatment. U.S. Holders should consult their own tax advisors regarding the application of the PFIC rules to their ownership of the AGBA securities.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to dividends received by U.S. Holders of New AGBA ordinary shares (including constructive dividends), and the proceeds received on the disposition of New AGBA ordinary shares and New AGBA Warrants effected within the United States (and, in certain cases, outside the United States), in each case, other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent or the U.S. Holder’s broker) or is otherwise subject to backup withholding.

Certain U.S. Holders holding specified foreign financial assets with an aggregate value in excess of the applicable dollar threshold are required to report information to the IRS relating to New AGBA securities, subject to certain exceptions (including an exception for New AGBA securities held in accounts maintained by U.S. financial institutions), by attaching a complete IRS Form 8938, Statement of Specified Foreign Financial Assets, with their tax return, for each year in which they hold New AGBA securities. In addition to these requirements, U.S. Holders may be required to annually file FinCEN Report 114 (Report of Foreign Bank and Financial Accounts) with the U.S. Department of Treasury. U.S. Holders should consult their own tax advisors regarding information reporting requirements relating to their ownership of New AGBA securities.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Material BVI Tax Consequences

Material BVI Tax Considerations with Respect to the Business Combination

There are no material tax considerations with respect to the Business Combination or the redemption of AGBA Shares from a BVI law perspective.

Material BVI Tax Considerations with Respect to Ownership of New AGBA Securities

The following is a discussion on certain BVI income tax considerations with respect to the ownership of New AGBA securities. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not include tax considerations other than those arising under BVI law.

Pursuant to Section 242 of the BVI Companies Law, a BVI business company and all dividends, interest, rents, royalties, compensations and other amounts paid by a BVI business company to persons who are not resident in the BVI and any capital gains realized with respect to any shares, debt obligations or other securities of a BVI business company by persons who are not resident in the BVI are exempt from all provisions of the Income Tax Ordinance (Cap.206) of the BVI.

Similarly, no estate, inheritance, succession or gift tax is payable by persons who are not resident in the BVI with respect to any shares, debt obligations or other securities of a BVI business company.

All instruments relating to transfers of property to or by a BVI business company and all instruments relating to transactions in respect of the shares, debt obligations or other securities of a BVI business company and all instruments relating to other transactions relating to the business of a BVI business company, are exempt from the payment of stamp duty in the BVI. This assumes that the BVI business company does not hold an interest in real estate in the BVI.

There are currently no withholding taxes or exchange control regulations in the BVI applicable to BVI business companies or their members.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

AGBA is providing the following unaudited pro forma combined financial information to aid you in your analysis of the financial aspects of the Business Combination.

The unaudited pro forma combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 2022 give pro forma effect to the Business Combination as if it had occurred on January 1, 2022. This information should be read together with the TAG Business’s and AGBA’s respective audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AGBA” and other financial information included elsewhere in this proxy statement.

The unaudited pro forma combined balance sheet as of June 30, 2022 has been prepared using the following:

•        The TAG Business’s unaudited condensed combined balance sheet as of June 30, 2022, as included elsewhere in this proxy statement; and

•        AGBA’s unaudited condensed consolidated balance sheet as of June 30, 2022, as included elsewhere in this proxy statement.

The unaudited pro forma combined statement of operations for the six months ended June 30, 2022 has been prepared using the following:

•        The TAG Business’s unaudited condensed combined statements of operations and comprehensive income for the six months ended June 30, 2022, as included elsewhere in this proxy statement; and

•        AGBA’s unaudited condensed consolidated statement of operations for the six months ended June 30, 2022, as included elsewhere in this proxy statement.

Description of the Transactions

On November 3, 2021, each of AGBA Acquisition Limited, TAG International Limited, TAG Asset Partners Limited, OnePlatform International Limited, OnePlatform Holdings Limited, TAG Asia Capital Holdings Limited, and TAG Holdings Limited entered into the Business Combination Agreement. On November 18, 2021, the parties to the Business Combination Agreement executed an Amendment to the Business Combination Agreement to reflect HKSub, not OPH, as the surviving entity of the OPH Merger, in accordance with Hong Kong law. On January 4, 2022, these parties and the Merger Subs, which had acceded to the Business Combination Agreement in accordance with its terms, entered into a second amendment of the Business Combination Agreement, extending the timeline for the parties to agree on the ancillary agreements thereto and the deadline for the consummation of the Business Combination. On May 4, 2022, the parties to the Business Combination executed a third amendment to the agreement, further extending those deadlines. On August 11, 2022, OPH merged with and into HKSub, with HKSub as the surviving entity, completing the OPH Merger. As a result, HKSub, as the combined surviving company, became an indirect, wholly-owned subsidiary of B2B.

At Closing, AGBA will become, by way of an acquisition merger, the beneficial owner of all of the issued and outstanding shares and other equity interests in and of each of OPH and Fintech, and AGBA will, in exchange, issue 55,500,000 of its ordinary shares to TAG. Post-Closing, TAG intends to further distribute 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG, subject to legal and regulatory requirements. The aggregate value of the Aggregate Stock Consideration to be paid by AGBA in the Business Combination is approximately US$555,000,000 (calculated as follows: 55,500,000 AGBA Shares to be issued to TAG, multiplied by US$10.00 per share (the deemed value of the shares in the Business Combination Agreement)). For more information about the Business Combination, please see the section entitled “Proposal No. 1 — The Business Combination Proposal.” A copy of the Business Combination Agreement is attached to this proxy statement as Annex A, Annex A-1, Annex A-2, and Annex A-3.

Accounting for the Transactions

The Business Combination will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, AGBA will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on the holders of TAG expecting to have a majority of the voting power of the post-combination company, TAG’s senior management comprising all of the senior management of the Post-Combination Company, the relative size of the TAG Business compared to AGBA, and the TAG Business’s operations comprising the ongoing operations of the Post-Combination Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of the TAG Business issuing shares for the net assets of AGBA, accompanied by a recapitalization. The net assets of AGBA will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of the TAG Business.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable, and as it relates to the unaudited pro forma combined statement of operations, are expected to have a continuing impact on the results of the post-combination company. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the post-combination company upon consummation of the Business Combination.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the Post-Combination Company will experience. The TAG Business and AGBA have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma combined financial information has been prepared assuming three alternative levels of redemption into cash of AGBA’s ordinary shares:

•        Scenario 1 — Assuming no redemptions for cash:    This presentation assumes that no other AGBA shareholders exercise redemption rights all AGBA shares previously subject to possible redemption amounting to US$38.3 million would be transferred to permanent equity. The settlement of the deferred underwriter payment will be reduced by US$0.2 (2.0%) of each unit that has been redeemed by shareholders.

•        Scenario 2 — Assuming interim redemptions of 1,681,436 ordinary shares for cash:    This presentation assumes that interim number of shares are redeemed for cash by the AGBA shareholders, US$19.2 million would be paid out in cash. The US$19.2 million, or 1,681,436 ordinary shares, represents the interim redemption amount to leave a minimum of US$5,000,001 of net tangible assets, including the cash to be released from AGBA’s trust account, after giving effect to payments to redeeming shareholders based on a consummation of the Business Combination on June 30, 2022. Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the interim redemptions.

•        Scenario 3 — Assuming maximum redemptions of 3,362,871 ordinary shares for cash:    This presentation assumes that maximum number of shares are redeemed for cash by the AGBA shareholders, US$38.3 million would be paid out in cash. The US$38.3 million, or 3,362,871 ordinary shares, represents the maximum redemption amount to leave a minimum of US$5.0 million of net tangible assets, including the cash to be released from AGBA’s trust account, after giving effect to payments to redeeming shareholders based on a consummation of the Business Combination on June 30, 2022. Scenario 3 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the maximum redemptions.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 55,500,000 ordinary shares to be issued to TAG under Scenarios 1, 2, and 3.

As a result of the Business Combination and immediately following the closing of the Business Combination, assuming no AGBA shareholders elect to redeem their shares for cash, TAG will, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, own approximately 85.3% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), the former shareholders of AGBA will own approximately 8.5% of the outstanding Post-Combination Company ordinary shares and investors of the US$35,000,000 PIPE financing will own approximately 5.4% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). Prior to Closing, AGBA will amend the July 14, 2022 initial filing of the S-1 registration statement such that (i) the only selling shareholders thereunder shall be those pursuant the PIPE Investment, and (ii) the only shares to be registered for resale at that time prior to Closing shall be the AGBA Shares issued pursuant to the PIPE Investment (the “PIPE Shares”), and not the Aggregate Stock Consideration. Then, following Closing, the second and third phases of the distribution process after the initial distribution at Closing of 100% of the Aggregate Stock Consideration to TAG shall involve the filing of a resale registration statement on Form S-1 to register the distribution of the Aggregate Stock Consideration from TAG to its ultimate beneficial shareholders; followed by the filing of a resale registration statement on Form S-1 to register the resale of 100% of the Aggregate Stock Consideration by the ultimate beneficial shareholders. On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration.

The target US$35,000,000 amount of Post-Combination Company ordinary shares owned by investors of the PIPE financing is subject to the final amount subscribed for by the PIPE investors, which is subject to change (with US$35,000,000 being a minimum amount required by the Business Combination Agreement as a condition to Closing, less any amounts not redeemed from AGBA’s trust account). Upon completion of the Business Combination, assuming no redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately 2.07% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately 0.17% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons above, including the Initial Shareholders, will be different.

If 3,362,871 ordinary shares are redeemed for cash, which assumes the maximum redemption of AGBA ordinary shares, TAG, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, will own approximately [90.4]% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), AGBA former shareholders will own approximately [3.0]% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming the target minimum of US$35,000,000) will own approximately [5.7]% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). Assuming maximum redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately [2.19]% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately [0.18]% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons above, including the Initial Shareholders, will be different.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
PRO FORMA COMBINED BALANCE SHEET
(UNAUDITED)
in US$ thousands

	As of June 30, 2022	As of June 30, 2022	Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Interim Redemptions into Cash			Scenario 3 Assuming Maximum Redemptions into Cash
	(A) TAG Business	(B) AGBA	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$15,210	$86	$38,315	(1)	$74,001	38,315	(1)	$54,975	$38,315	(1)	$36,148
			(6,187)	(2)		(6,187)	(2)		(6,187)	(2)
			(1,300)	(3)		(1,300)	(3)		(1,300)	(3)
			—	(4)		(19,152)	(4)		(38,315)	(4)
			(5,550)	(6)		(5,550)	(6)		(5,550)	(6)
			35,000	(7)		35,000	(7)		35,000	(7)
Restricted cash	35,119	—	—		35,119	—		35,119	—		35,119
Accounts receivable, net	1,106	—	—		1,106	—		1,106	—		1,106
Loans receivable, net	514	—	—		514	—		514	—		514
Prepaid expenses and other current assets	781	—	—		781	—		781	—		781
Total Current Assets	52,730	86	58,705		111,521	39,679		92,495	20,852		73,668

Non-current assets:
Cash and investment held in Trust account	—	38,315	(38,315)	(1)	—	(38,315)	(1)	—	(38,315)	(1)	—
Loans receivable, net	1,075	—	—		1,075	—		1,075	—		1,075
Property and equipment, net	7,417	—	—		7,417	—		7,417	—		7,417
Long-term investments	33,715	—	—		33,715	—		33,715	—		33,715
Other non-current assets	42,207	38,315	(38,315)		42,207	(38,315)		42,207	(38,315)		42,207
Total Assets	$94,937	$38,401	$20,390		$153,728	1,364		$134,702	$(17,463)		$115,875

Liabilities and shareholders’ (deficit) equity:
Current liabilities:
Accounts payable and accrued liabilities	$3,722	$6	$(6)	(2)	$3,722	(6)	(2)	3,722	(6)	(2)	$3,722
Escrow liabilities	35,119	—	—		35,119	—		35,119	—		35,119
Income tax payable	23,133	—	—		23,133	—		23,133	—		23,133
Note payable	—	4,762	(4,762)	(2)	—	(4,762)	(2)	—	(4,762)	(2)	—
Due to related parties	935	1,419	(1,419)	(2)	935	(1,419)	(2)	935	(1,419)	(2)	935
Total current liabilities	62,909	6,187	(6,187)		62,909	(6,187)		62,909	(6,187)		62,909

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
PRO FORMA COMBINED BALANCE SHEET — (Continued)
(UNAUDITED)
in US$ thousands

	As of June 30, 2022	As of June 30, 2022	Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Interim Redemptions into Cash			Scenario 3 Assuming Maximum Redemptions into Cash
	(A) TAG Business	(B) AGBA	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
Non-current liabilities:
Warrant liabilities	—	550	—		550	—		550	—		550
Deferred underwriting compensation	—	1,840	(1,840)	(4)	—	(1,840)	(4)	—	(1,840)	(4)	—
Deferred tax liabilities	39	—	—		39	—		39	—		39
Total non-current liabilities	39	2,390	(1,840)		589	(1,840)		589	(1,840)		589
Total liabilities	62,948	8,577	(8,027)		63,498	(8,027)		63,498	(8,027)		63,498
Commitments and contingencies
Ordinary shares, subject to possible redemption: 3,362,871 shares as of June 30, 2022 (at redemption value of $11.39 per share)	—	38,315	(38,315)	(4)	—	(38,315)	(4)	—	(38,315)	(4)	—

Shareholders’ equity (deficit)
Ordinary shares	—	1	(1)	(4)	65	(1)	(4)	63	(1)	(4)	61
			5	(4)		3	(4)		1	(4)
			56	(5)		56	(5)		56	(5)
			1	(6)		1	(6)		1	(6)
			3	(7)		3	(7)		3	(7)
Additional paid-in capital	38,762	—	(1,300)	(3)	96,938	(1,300)	(3)	77,914	(1,300)	(3)	59,089
			38,578	(4)		19,554	(4)		729	(4)
			(8,548)	(5)		(8,548)	(5)		(8,548)	(5)
			(5,551)	(6)		(5,551)	(6)		(5,551)	(6)
			34,997	(7)		34,997	(7)		34,997	(7)
Accumulated deficit	(6,213)	(8,492)	8,492	(5)	(6,213)	8,492	(5)	(6,213)	8,492	(5)	(6,213)
Accumulated other comprehensive loss	(560)	—	—		(560)	—		(560)	—		(560)
Total shareholders’ equity (deficit)	31,989	(8,491)	66,732		90,230	47,706		71,204	28,879		52,377
Total liabilities and shareholders’ equity (deficit)	$94,937	$38,401	$20,390		$153,728	1,364		134,702	(17,463)		$115,875
Shares outstanding – basic and diluted					64,775,371			63,093,395			61,412,500
Book value per share or Pro Forma book value per share – basic and diluted					1.39			1.13			0.85

PRO FORMA COMBINED STATEMENT OF OPERATIONS
(UNAUDITED)
in US$ Thousands, except for number of shares and per share data

	Six months ended June 30, 2022	Six months ended June 30, 2022	Scenario 1 Assuming No Redemptions into Cash			Scenario 2 Assuming Interim Redemptions into Cash			Scenario 3 Assuming Maximum Redemptions into Cash
	(A) TAG Business	(B) AGBA	Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement
Total revenue	$6,165	$—	$—		$6,165	—		$6,165	$—		$6,165

Operating expenses:
Commission expense	3,181	—	—		3,181	—		3,181	—		3,181
Selling expense	77	—	—		77	—		77	—		77
General and administrative expense	8,328	535	—		8,863	—		8,863	—		8,863

Loss from operations	(5,421)	(535)	—		(5,956)	—		(5,956)	—		(5,956)
Other income (expense):
Change in fair value of warrant liabilities	—	(60)	—		(60)	—		(60)	—		(60)
Dividend income	—	12	(12)		—	(12)		—	(12)		—
Interest income	17	—	—	(1)	17	—	(1)	17	—	(1)	17
Foreign exchange loss, net	(2,607)	—	—		(2,607)	—		(2,607)	—		(2,607)
Investment loss, net	(3,535)	—			(3,535)			(3,535)			(3,535)
Other income	313	—	—		313	—		313	—		313
Total other income (expense), net	(5,812)	(48)	(12)		(5,872)	(12)		(5,872)	(12)		(5,872)
Loss before income taxes	(11,233)	(583)	(12)		(11,828)	(12)		(11,828)	(12)		(11,828)
Income tax expense	(105)	—	—		(105)	—		(105)	—		(105)
Net loss	$(11,338)	$(583)	$(12)		$(11,933)	(12)		(11,933)	$(12)		$(11,933)

Basic and diluted weighted average ordinary shares outstanding	—	1,375,000	—		64,775,371	—		63,093,935	—		61,412,500
Basic and diluted net loss per ordinary shares	$—	$(0.42)			$(0.18)			$(0.19)			$(0.19)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization in accordance with US GAAP. Under this method of accounting, AGBA will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of TAG Business issuing shares for the net assets of AGBA, accompanied by a recapitalization. The net assets of AGBA will be stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 2022 and give pro forma effect to the Business Combination as if it had occurred as of January 1, 2022.

The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with:

•        the accompanying notes to the unaudited pro forma condensed combined financial statements;

•        the TAG Business’s unaudited condensed combined balance sheet as of June 30, 2022, as included elsewhere in this proxy statement;

•        the TAG Business’s unaudited condensed combined statement of operations for the six months ended June 30, 2022 and 2021, as included elsewhere in this proxy statement;

•        AGBA’s unaudited condensed balance sheet as of June 30, 2022, as included elsewhere in this proxy statement;

•        AGBA’s unaudited condensed statement of operations for the six months ended June 30, 2022, as included elsewhere in this proxy statement;

•        other information relating to the TAG Business and AGBA contained in this proxy statement, including the Business Combination Agreement and the description of certain terms thereof set forth in the section entitled “Proposal No. 1 — The Business Combination Proposal” and “Proposal No. 2 — The Amendment Proposal”; and

•        the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TAG Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AGBA” and other financial information included elsewhere in this proxy statement.

The management of each of AGBA and the TAG Business have made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the Business Combination are based on information available as of the date of this proxy statement and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, the actual adjustments may materially differ from the pro forma adjustments. Management considers this basis of presentation to be reasonable under the circumstances.

One-time direct and incremental transaction costs anticipated to be incurred prior to, or concurrent with, the closing of the Business Combination is reflected in the unaudited pro forma condensed combined balance sheet as a direct reduction to the TAG Business’s accumulated deficit and are assumed to be cash settled.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The TAG Business has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

AGBA and the TAG Business have not had any historical relationship prior to the Business Combination. Accordingly, no transaction accounting adjustments were required to eliminate activities between the companies.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2022 are as follows:

(1)    Reflects the release of cash from marketable securities held in AGBA’s trust account.

(2)    Reflects the payments of AGBA’s accrued expenses, other current liabilities, related party balances and note payable.

(3)    Reflects the payments of the TAG Business’s transaction fees of US$1.3 million. This cost is not included in the unaudited pro forma condensed combined statement of operations as it is nonrecurring.

(4)    In Scenario 1, this presentation assumes no other AGBA public shareholders exercise their redemption rights, all AGBA shares previously subject to possible redemption amounting to US$38.3 million would be transferred to additional paid-in capital.

The settlement of the deferred underwriter payment will be reduced by US$0.2 (2.0%) of each unit that has been redeemed by shareholders, or US$0.3 million of discount and charged to the additional paid-in capital. The net deferred underwriter fee of US$1.6 million will be paid upon the completion of business combination.

In Scenario 2, which assumes the same facts as described in Scenario 1 above, but also assumes the interim number of 1,681,435 AGBA Shares are redeemed for cash by AGBA shareholders, US$19.2 million would be paid out in cash and the remaining AGBA Shares previously subject to possible redemption amounting to US$19.2 million would be transferred to additional paid-in capital

The settlement of the deferred underwriter payment will be reduced by US$0.2 (2.0%) of each unit that has been redeemed by shareholders, or US$0.4 million of discount and charged to the additional paid-in capital. The net deferred underwriter fee of US$1.4 million will be paid upon the completion of the Business Combination.

In Scenario 3, which assumes the same facts as described in Scenario 1 above, but also assumes the maximum number of 3,362,871 AGBA Shares are redeemed for cash by AGBA shareholders, US$38.3 million would be paid out in cash.

The settlement of the deferred underwriter payment will be reduced by US$0.2 (2.0%) of each unit that has been redeemed by shareholders, or US$0.7 million of discount and charged to the additional paid-in capital. The net deferred underwriter fee of US$1.1 million will be paid upon the completion of the Business Combination.

The US$38.3 million, which is the amount required to redeem 3,362,871 AGBA Shares, represents the maximum redemption, including the cash to be released from AGBA’s trust account, after giving effect to the payments for estimated transaction expenses and payments to redeeming shareholders based on the consummation of the Business Combination.

(5)    Reflects recapitalization of the TAG Business’s equity through the issuance of 55,500,000 Post-Combination Company ordinary shares (assuming a redemption price of US$10 per share) to TAG Business’ equity holders as consideration for the reverse recapitalization, and the elimination of AGBA’s historical accumulated deficit.

(6)    Reflects the issuance of 555,000 shares and cash payment of US$5,550,000 to Apex Twinkle Limited as financial advisor to the Business Combination.

(7)    Reflects the issuance of 3,500,000 Post-Combination Company ordinary shares at a price of US$10 per share to investors of the target minimum US$35,000,000 PIPE financing at the closing of the Business Combination, with US$35,000,000 being a minimum amount required by the Business Combination Agreement as a condition to Closing. As of the date of this proxy statement, there has been no binding commitment with prospective investors for this equity financing.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The transaction accounting adjustments included in the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 are as follows:

(1)    Represents an adjustment to eliminate interest income and dividend income related to cash, cash equivalents and marketable securities held in AGBA’s trust account.

(2)    The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the initial public offering occurred as of the earliest period presented. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combinations for the entire period.

Earnings per share

Represents the earnings per share calculated using the historical weighted average shares outstanding, and the change in number of shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2022. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings (loss) per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented.

	Scenario 1 Combined (Assuming No Redemptions Into Cash)	Scenario 2 Combined (Assuming Interim Redemptions Into Cash)	Scenario 3 Combined (Assuming Maximum Redemptions Into Cash)
Pro forma net loss	US$ (11,933)	US$ (11,933)	US$ (11,933)
Weighted average shares outstanding – basic	64,775,371	63,093,935	61,412,500
Weighted average shares outstanding – diluted	64,775,371	63,093,935	61,412,500
Net loss per share – basic	US$ (0.18)	US$ (0.19)	US$ (0.19)
Net loss per share – diluted	US$ (0.18)	US$ (0.19)	US$ (0.19)

Weighted average shares calculation, basic and diluted
AGBA public shares	3,362,871	1,681,435	—
AGBA shares held by the directors	114,000	114,000	114,000
AGBA shares held by Sponsor	1,261,000	1,261,000	1,261,000
AGBA public rights	460,000	460,000	460,000
AGBA rights included in the Private Units	22,500	22,500	22,500

	Scenario 1 Combined (Assuming No Redemptions Into Cash)	Scenario 2 Combined (Assuming Interim Redemptions Into Cash)	Scenario 3 Combined (Assuming Maximum Redemptions Into Cash)
Post-Combination Company ordinary shares issued in the Business Combination to TAG Business shareholders	55,500,000	55,500,000	55,500,000
Post-Combination Company ordinary shares issued in the Business Combination to investors of the US$35,000,000 equity financing	3,500,000	3,500,000	3,500,000
Post-Combination Company ordinary shares issued in the Business Combination to finder	555,000	555,000	555,000
Weighted average shares outstanding, basic and diluted	64,775,371	63,093,935	61,412,500
Percent of shares owned by existing TAG Business shareholders	85.3%	87.8%	90.4%
Percent of shares owned by existing AGBA public shareholders	6.3%	3.6%	0.7%
Percent of shares owned by AGBA’s Sponsor	2.0%	2.0%	2.1%
Percent of shares owned by AGBA’s directors	0.2%	0.2%	0.2%
Percent of shares owned by investors of US$35,000,000 equity financing	5.4%	5.5%	5.7%
Percent of shares owned by finder	0.8%	0.9%	0.9%
	100.0%	100%	100.0%

For the six months ended June 30, 2022, the diluted weighted-average common shares outstanding is equal to basic weighted-average common shares, due to the combined entity’s net loss position. As 2,300,000 and 112,500 ordinary shares underlying the public and private warrants are deemed anti-dilutive, they are excluded from the calculation of earnings per shares under the above three scenarios.

INFORMATION ABOUT THE TAG BUSINESS

Introduction to the TAG Business

The primary targets of the Business Combination are OnePlatform Holdings Limited (“OPH”), and TAG Asia Capital Holdings Limited (“Fintech,”), which historically have formed an integral part of the wider Legacy Group’s portfolio of companies. OPH and Fintech together, prior to the OPH Merger, and B2B and Fintech together, after the OPH Merger, in each case including such entities’ respective subsidiaries, are referred to as the “TAG Business.”

The TAG Business sits within a broader portfolio of platforms that provide products and infrastructure for marketplaces that bring together producers and consumers, encompassing business-to-business (B2B), financial technology (fintech), healthcare and retail. The TAG Business serves over 400,000 individual and corporate customers and offers approximately 1,800 financial products. The TAG Business serves both B2B and business-to-consumer channels (B2C). B2B customers include corporate clients such as corporates, banks and licensed representatives, targeting partnership acquisition, provision of products, corporate solutions and infrastructure support; while B2C customers are retail customers, targeting sales of wealth and health management products and services. Most TAG Business customers remain active as of the date of this proxy statement, as the TAG Business has maintained sales activities with such customers within the past 12 months. The B2B and B2C businesses work in unison across all aspects of growth and operations for customer acquisition and cross-selling opportunities.

The management of the TAG Business believes that its businesses are highly scalable. To maximize shareholder value, the TAG Business intends to maximize sales from existing infrastructures to facilitate customer acquisitions at a lower cost. The TAG Business’s strategy to achieve this is to cross-sell financial services and products to customers across the Legacy Group’s network of brands. The TAG Business believes that cross-selling is one of the most effective and low-cost customer acquisition mechanisms. Leveraging on its existing customer base, the TAG Business strives for cost-effective marketing both within its own segments and with the Legacy Group. The TAG Business has a group-wide promotions platform with tailored campaigns ranging from financial products to healthcare. This integrated approach is designed to increase customer lifetime value.

Business Continuity Arrangements after the Business Combination

On June 24, 2021, TAG Financial Holdings Limited (“TAG Financial Holdings”) and certain key operating subsidiaries of the B2B segment of the TAG Business executed service agreements to ensure continued smooth operation of the carved-out TAG Business and the remaining Legacy Group entities on a stand-alone basis. The scope of services included in these service agreements includes administrative support, office space and other office essentials and will be provided, pursuant to the terms of the service agreements until they are terminated with one month written notice of either party thereto. The cost of these services is generally allocated to the TAG Business based on the proportion of manpower and actual utilization of support. See “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business — Administrative Services Agreements” for further details.

Given the continued relationship between the Post-Combination Company and the Legacy Group, new infrastructures and initiatives developed by the Legacy Group in recent years will continue to remain accessible to the TAG Business post-Business Combination. The TAG Business intends to keep business partners, customers, regulators, and other stakeholders informed of the developments and transitional arrangements between the two groups.

Corporate Structure

OnePlatform Holdings Limited is a holding company, incorporated in Hong Kong, that conducts its operations in Hong Kong through its wholly-owned or controlled subsidiaries. TAG Asia Capital Holdings Limited is a holding company, incorporated in the BVI, and conducts its operations in Hong Kong through its wholly-owned or controlled subsidiaries. B2B, B2BSub, and HKSub are newly formed companies incorporated for the purpose of effecting the acquisition mergers of OPH and Fintech contemplated by the Business Combination Agreement.

The following chart illustrates the ownership structure, prior to the consummation of the OPH Merger, of OPH, Fintech, B2B, and their respective subsidiaries, each of which will together be carved-out of the Legacy Group as a result of the Business Combination:

There are approximately over 4,000 ultimate beneficial shareholders of TAG, and due to TAG’s ultimate parent company’s prior listing on the Hong Kong Exchange, approximately 99.16% of such holders each hold less than 0.05% of the total ultimate parent company’s shares. The majority of such small shareholders hold their shares indirectly via Hong Kong HKSCC Nominees Limited (“HKSCC”) and Hong Kong market participant brokers, as demonstrated in the chart above. HKSCC is a nominee service provided by the Hong Kong Exchange to facilitate on-market trading of shares listed in Hong Kong. These shares are registered in the name of HKSCC as bare nominee to the order of the brokers, who then hold the beneficial interests for an on behalf of their ultimate clients.

On August 11, 2022, OPH and HKSub consummated the OPH Merger, whereby OPH merged into HKSub with HKSub as the surviving entity. As a result, B2BSub directly owns 100% of the issued and outstanding shares of HKSub, becoming the beneficial owner of the subsidiaries of OPH. The following chart illustrates the ownership structure of the TAG Business immediately following the OPH Merger:

For the purposes of this proxy statement, the “TAG Business” means, as the context requires, OPH and Fintech together, prior to the OPH Merger, and B2B and Fintech together, after the OPH Merger.

The TAG Business currently operates two lines of business, comprising the B2B business and the Fintech business.

The B2B business, through OPH and its subsidiaries, operates under the OnePlatform brand, and offers a full-service platform to banks, other financial institutions, brokers and individual independent financial advisors to advise and serve their retail clients. Its technology-enabled platform offers a wide range of financial products, covering life insurance, pensions, property-casualty insurance, stock brokerage, mutual funds, money lending, and real estate agency services.

The B2B business mainly covers four core areas:

1.      Insurance Brokerage, through its subsidiary OnePlatform Wealth Management Limited;

2.      Asset Management, through its subsidiaries OnePlatform Asset Management Limited and Kerberos (Nominee) Limited;

3.      International Property Agency, through its subsidiary OnePlatform International Property Limited; and

4.      Money Lending, through its subsidiaries Maxthree Limited, OnePlatform Credit Limited, Trendy Reach Holdings Limited, Profit Vision Limited and Hong Kong Credit Corporation Limited.

The Fintech business manages an ensemble of financial technology investments and operates through its subsidiaries, TAG Technologies Limited, Tandem Money Hong Kong Limited, and Tandem Fintech Limited, a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing. The core Fintech assets are:

1.      An investment in Tandem, a UK digital bank;

2.      An investment in CurrencyFair, a peer-to-peer remittance company;

3.      An investment in Oscar, a US direct-to-consumer digital health insurer;

4.      An investment in Goxip, a fashion media platform based in Hong Kong; and

5.      A previous investment in Nutmeg, a UK-based digital wealth manager, focused on robo-advisory and digital wealth management services. As of the date of this proxy statement however, this investment is no longer held by Fintech, with cash realized from the sale of the investment; and

6.      An investment in HCMPS, a healthcare management organization based in Hong Kong.

Fintech also launched Tandem Hong Kong in November 2020, which it operates as a health and wealth management platform that serves as a gateway to expand the TAG Business’s market share by acquiring new members through digital channels and enhancing customer experience. Tandem Hong Kong aggregates a broad spectrum of services and value-added information in health, insurance, investments and social sharing. It has acquired around 35,000 members since its launch.

The B2B business

The B2B business, through OPH and its subsidiaries, offers a full-service platform to financial institutions, brokers, and independent financial advisors to advise and serve their retail customers. Its financial services and investment products mainly comprise insurance and Mandatory Provident Fund (MPF) products, mutual fund distributions, portfolio management, money lending and international real estate referral and brokerage services. Each of OPH’s key operating subsidiaries are discussed below.

OnePlatform Holdings Limited

OPH operates under its “OnePlatform” brand and offers a full-service platform to banks, other financial institutions, brokers, and individual independent financial advisors to advise and serve their retail clients. OPH’s technology-enabled platform offers a wide range of financial products, covering life insurance, pensions, property-casualty insurance, stock brokerage, mutual funds, money lending and real estate agency.

The OnePlatform brand covers 44 insurance providers selling 657 products, and 40 asset management fund houses with over 1,000 products.

Competitive landscape

Competition in the markets in which the TAG Business operates is intense. The TAG Business competes for clients, customers, and personnel directly with other financial advisory firms, securities firms, and other businesses that offer financial services, such as banks and insurance companies. The financial technology services industry in Hong Kong is highly competitive and rapidly evolving. New competitors, including affiliates of financial institutions, traditional IT companies, and internet companies, are entering this market.

Although the TAG Business’s competitors may have greater brand recognition, larger customer bases or greater financial, technological, or marketing resources, the management of the TAG Business believes that the TAG Business’s competitive advantages are its full suite of financial products covering insurance, investments and credit, coupled with a captive customer base and well-established infrastructures, including operational capabilities and technology. As a result, the management of the TAG Business believes that it can respond more quickly and effectively to new or changing opportunities, technologies or customer requirements, and adapt to significant changes in regulatory and industry environments. See “Risk Factors — Risk Factors Relating to the TAG Business — Each of OPH, Fintech, and their subsidiaries operate in a competitive and evolving industry; if the TAG Business is unable to compete effectively, it may lose market share.”

Currently, the TAG Business’s principal methods to maintain competitive advantage are by (i) relying on its highly knowledgeable and professional personnel and its large distribution channel of independent financial advisors (IFA), (ii) leveraging extensive cross-selling opportunities across its business units, (iii) investing in its platforms and infrastructure to keep up to date with the latest technology, and (iv) exploring and implementing solutions on the cutting edge of financial technologies. Despite the high level of market competition and the rapidly changing industry dynamics, the management of the TAG Business believes that the significant accumulated experience of its executive management as well as its understanding of market preferences and conditions will enable the TAG Business to compete effectively.

Expanding the B2B Platform Business through Existing Infrastructure

The TAG Business believes that platform business models facilitate global reach and economic efficiencies, and that leading global platform players build integrated capabilities outside their core business activities and across industry borders, to cross-sell their products and services and satisfy customers’ multiple product needs.

The Legacy Group developed infrastructures in (1) product intelligence; (2) transaction operations; and (3) technology support, which initially supported the Legacy Group’s IFA business. Leveraging on the know-how and existing resources of the Legacy Group, OnePlatform deployed and further developed this infrastructure at a low incremental cost to offer technology infrastructure solutions to a wider array of corporate customers in Hong Kong, thus aiming to drive revenue, cashflow and profits. In addition to these three core infrastructures, OnePlatform provides training and people development modules. OnePlatform also intends to offer regular market and regulatory updates to its clients and investors, such as targeted client seminars and investor education sessions.

OnePlatform primarily targets corporate clients and charges them service fees based on the scope of infrastructure support provided. OnePlatform intends to pilot a few support modules with business partners to build the business cases for future business expansion and marketing. The pricing model will be on pay-per-use basis, such as “platform as a service”.

Insurance Brokerage Business: OnePlatform Wealth Management Limited

OnePlatform Wealth Management Limited (“OWM” or the “Insurance Brokerage Business”), is a licensed insurance broker and a registered MPF intermediary in Hong Kong, providing financial planning and wealth management services to institutional and individual customers. It also distributes insurance products through, and provides supporting services to, the Legacy Group’s independent financial advisor (IFA) business, “Perform” sales channel and Tandem Hong Kong, the digital platform. The Insurance Brokerage Business is regulated by the Insurance Authority and the MPFA.

The Insurance Brokerage Business’s main sources of income are sales commission and service fee income from its infrastructure support. It recognizes commission income from the insurance providers based on the sale of insurance products at predetermined rates of insurance premium according to the types of products.

The independent financial advisors and the Perform sales channel are the distribution channels for the Insurance Brokerage Business. These channels are positioned to match individual financial needs with an appropriate choice of insurance products. They target to bring additional revenue for the Insurance Brokerage Business by serving as a “matching platform” between insurance companies and consumers. Marketing activities of the Insurance Brokerage Business include sales campaigns and invitations to corporate events, at which new customers are mainly solicited through direct conversation or meetings between financial advisors and retail customers.

IFA Restructuring

The TAG Business intends to arrange for the independent financial advisors currently retained by CFS to be transferred to OWM. The TAG Business shall arrange for such independent financial advisors to sign services contracts with OWM and register as OWM’s technical representatives to provide insurance brokerage services. Revenues will be recognized by OWM for the new business generated by those independent financial advisors who transfer. Around 80% of these advisors have registered as OWM’s technical representatives as of the date of this proxy statement.

Asset Management Business: OnePlatform Asset Management Limited

OPH’s asset management business was established in 1999 and is now conducted by OnePlatform Asset Management Limited (“OAM” or the “Asset Management Business”). OAM offers financial products and provides discretionary asset management services to retail customers in Hong Kong. It primarily distributes mutual funds denominated in HK$, US$, and other currencies. Its subsidiary, Kerberos (Nominee) Limited, is an entity designated to hold client cash and assets in segregated client accounts.

The Asset Management Business engages in asset management, distributes SFC-authorized funds and offers discretionary portfolio management services. It is regulated by the SFC and holds a Type 1 (dealing in securities) license, a Type 4 (advising on securities) license, and a Type 9 (asset management) license. Its main sources of income are subscription fee income from fund distribution, trailer fee income from its assets under management (AUM), and management fee income from portfolio management. Asset management service fees are charged on predetermined rates based on the respective portfolio asset values invested by the customers.

OAM’s major target markets are Hong Kong and the Greater Bay Area, as discussed further below in the section to this proxy statement titled “Information About the TAG Business — Strategic Growth Plans of the TAG Business”. Marketing activities of the Asset Management Business include investor seminars conducted by fund houses and publication of insights or research analysis based on market trends or fund sales data.

In 2019 the Asset Management Business partnered with Wilshire Associates (“Wilshire”), a global, independent investment consulting, investment management, and services firm. This relationship enables OAM to leverage Wilshire’s decades of institutional consulting excellence in the areas of asset allocation, manager research, and risk management to provide its clients with access to world-class asset management services to meet the increasingly complex needs of its growing client base.

OAM works with Wilshire to enhance its fund due diligence process, investment monitoring services, risk classification methodology, along with the product offerings of proprietary model portfolios. As one of the first broker-dealers in Hong Kong to leverage an institutional approach to its investing process, the TAG Business intends for OAM’s collaboration with Wilshire to be an important step in the evolution of the firm’s investment solutions. In partnership with Wilshire, the TAG Business has established a risk classification methodology and investment scorecard, and Wilshire provides timely recommendations on asset allocation and portfolio construction methodology. OAM will continue to partner with Wilshire and intends to broaden its product and service offering including portfolio selection to drive future business growth.

Along with the independent financial advisors and the Perform sales channel as distribution channels of the Asset Management Business, Tandem Hong Kong is a newly established digital channel that also offers fund products and investment portfolio for customer acquisition. Please refer to “Healthcare and Retail — Tandem Hong Kong: Health and Wealth Digital Platform.”

International Property Agency Business: OnePlatform International Property Limited

OPH’s international property agency business is a real estate agency based in Hong Kong and operated by OnePlatform International Property Limited (“OIP” or the “International Property Agency Business”), which sells properties mainly in the United Kingdom, Australia, Japan, Malaysia, Thailand and Cambodia. Its main source of income is sales commissions. Established in 2014, the International Property Agency Business provides one-stop sales, leasing, agency and advisory services for international real estate. It primarily sources international properties and expands its customer base and connects with purchasers by organizing seminars and marketing events in Hong Kong and through the resulting interactions between financial advisors and customers. Historically, around 30-40 sale and purchase contracts have been signed annually, with a 2-8% commission on the property price. The commission is shared with consultants and the sales team. Upon relocating to a new office in July 2020, the International Property Agency Business drove sales growth by better utilizing the new office space to organize more sales exhibitions and seminars and by hiring additional salespersons to support the business.

Money Lending Business: Hong Kong Credit Corporation Limited

Established in 2016, Hong Kong Credit Corporation Limited (“HKCC” or the “Money Lending Business”), holds a money lender’s license and mainly offers mortgages and consumer credit. It is regulated by the Hong Kong Money Lenders Ordinance and its main source of income is interest. HKCC predominantly engages in the provision and arrangement of credit facilities for clients, and offers first mortgages over residential, commercial and industrial properties in Hong Kong. The majority of its loans are mortgage loans that are secured by collateral in the pledge of the underlying real estate properties owned by the borrowers. All loans are made to either business or individual customers in Hong Kong for a period of 12 months to 30 years. The Money Lending Business conducts its business through its own sales team and does not engage in any particular marketing activities.

The money lending business is currently subject to a low asset quality cycle in the credit market, thus resulting in a decline in the loan portfolio. Management of the TAG Business intends to grow the money lending business when the global and Hong Kong economies revive and asset quality improves.

OnePlatform Credit Limited is a money lending platform which grants credit facilities and currently has minimal operating activities.

Other Corporate Solutions: AGBA Innovation Limited

AGBA Innovation Limited is a company established for future business which the TAG Business intends will include customized non-licensed corporate solutions to various distribution channels, small and medium enterprise, banks or other licensed representatives. Potential service offerings include training and development, office space rental and company secretarial services. There are currently no profits or loss generated by AGBA Innovation Limited.

The Fintech Business

Fintech Investments

Fintech manages an ensemble of financial technology (fintech) investments and operates through its subsidiaries TAG Technologies Limited, Tandem Money Hong Kong Limited, and Tandem Fintech Limited, a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing.

The portfolio companies in which Fintech has invested remain growth stage businesses with modest revenues, and none has yet reached the operational breakeven points. Therefore, the business case for all these companies relies on transformations in scale, product offering, and/or geographic scope to drive future value creation. Fintech intends to maximize the strategic fit with the companies forming part of the OnePlatform brand to drive additional value capture.

Fintech’s management team has strived to establish the business as a leading name in the fintech investment sector. Fintech’s business aims to create value on three fronts:

1.      Building long-term fintech franchises in Hong Kong using business models, operations, and technologies tested in more mature markets;

2.      Supporting and capturing synergies with OnePlatform and the TAG Business’s other business segments; and

3.      Financial returns from its fintech investments.

Please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of the TAG Business” for a summary of the current valuations of Fintech’s stakes in the fintech portfolio companies.

1) Tandem

Tandem Money Limited (“Tandem”) is a UK “challenger” bank which focuses on lending growth with high risk-adjusted yields. It operates a “digital deposit” strategy to continue funding its growth, which is known as a “neobank” strategy. Founded in 2013, Tandem provides an app-based retail bank service for its customers. Through its app, customers can access retail banking services comprising deposits, mortgages, loans and credit cards. Tandem also leverages digital wealth management to cross-sell and offers value-added services such as cash management across bank accounts, savings, debt management, and financial planning.

Background to the Investment in Tandem

TAG Technologies Limited (“TAG Technologies”) first invested in 2018 with Tandem still positioned as a neobank focused on digital and analytics to generate user and deposit growth. The initial investment was by way of a subscription agreement with Tandem, pursuant to which TAG Technologies agreed to subscribe for and Tandem agreed to issue 11,259,740 ordinary B shares in Tandem for a consideration of £15 million. The consideration was determined by the parties after arm’s length negotiations taking into account (i) the unaudited consolidated net asset value of Tandem as at 30 September 2018, which was approximately £55.7 million, and (ii) the potential in the future business development of Tandem.

The Legacy Group believed that Tandem’s strategy in 2020 was predicated on a clear asset pivot to grow consumer loans in attractive categories such as home improvement and specialty mortgages. In April 2020, TAG Technologies entered into a further subscription agreement with Tandem, pursuant to which TAG Technologies agreed to subscribe for and Tandem agreed to issue 49,476,049 ordinary B shares in Tandem for a consideration of £10 million. The consideration was determined by the parties after arm’s length negotiations taking into account (i) the unaudited consolidated net asset value of Tandem as of October 31, 2019, which was approximately £44.9 million, and (ii) the potential in Tandem’s future business development.

In June and August 2021, TAG Technologies Limited purchased an additional aggregate of 14,000,000 ordinary B shares of Tandem at the price of £0.15 per share, for cash consideration of approximately US$2.9 million (equivalent to approximately £2.1 million).

Share Purchase and Knowledge Transfer Agreement

In connection with the April 2020 investment, Tandem, Tandem Money Hong Kong Limited (“TMHK”) and TAG Technologies entered into a Share Purchase and Knowledge Transfer Agreement pursuant to which, among other things, TAG Technologies purchased the entire issued share capital of TMHK, and Tandem undertook to provide certain knowledge transfer services to TAG Technologies and its affiliates. Pursuant to the Share Purchase and Knowledge Transfer Agreement, Tandem also granted a license in certain Tandem proprietary software and other licensed materials to be made available to TAG Technologies and its affiliates during the “knowledge transfer period”, which ends on the earlier of the date six months after Tandem completes a migration of its systems to a new platform, and April 2, 2023. For as long as TAG Technologies is a shareholder of Tandem, each member of the TAG Business is granted a license to use the name “Tandem” and any registered logo or trademark used by Tandem for a period of five years.

Through this investment the TAG Business gained access to certain of Tandem’s technology and digital platform assets and knowledge transfer. These assets provide significant costs savings for system developments such as data platforms and the core banking platform, driven by the ability to leverage Tandem’s assets and “test and learn” experience to accelerate development of the Fintech business.

Tandem’s Potential Growth

With the increasing use of online platforms in the financial sector, management of the TAG Business believed that Tandem, with its technology know-how in the consumer finance industry, has significant market potential to become a leading online retail bank for the mass market. The investment in Tandem is also part of the TAG Business’s wider strategy to launch digital services in Hong Kong and elsewhere, and Tandem is expected to be a key technology partner.

2) CurrencyFair

CurrencyFair is an online peer-to-peer currency exchange marketplace. TAG Technologies first invested into CurrencyFair in 2018, through an investment of approximately €6,000,000 and the merger of the Legacy Group’s then existing payments business with CurrencyFair. Since then, CurrencyFair has continued to grow its consumer money transfer business focused on white-collar expat customers transferring money between selected European and Australian corridors. CurrencyFair is now a global money transfer member organization that has exchanged more than €10 billion, with offices located in Ireland, UK, Singapore, Hong Kong and Australia. The TAG Business believes that CurrencyFair’s scaling plan relies on expanding its consumer-to-consumer (C2C) business to new US and Asia corridors, while acquiring small and medium enterprise (SME) customers directly and through an enterprise sales model handling primarily Chinese merchant payments for cross-border e-commerce marketplaces. Revenue growth depends on how successfully CurrencyFair scales transfer volumes in new C2C corridors and new SME businesses based on proposition development and customer acquisition execution.

The TAG Business intends to work closely with CurrencyFair as it builds out its Asian franchise, and intends to offer CurrencyFair’s unique currency marketplace to the TAG Business’s customers in Hong Kong as well as introducing enhanced Asian currency services to CurrencyFair’s international customers. The TAG Business intends for CurrencyFair’s domain expertise, technology, and operational experience to be leveraged as part of a wider strategy to improve the TAG Business’s services to assist customers to manage their finances.

On March 18, 2022, the TAG Business entered into a sale and purchase agreement with the Legacy Group to acquire 4,158,963 shares of CurrencyFair for a cash consideration of US$7.84 million. The transaction closed in April 2022, resulting in the TAG Business owning a 7.94% equity interest of CurrencyFair.

3) Oscar (Mulberry Health Inc.)

Mulberry Health Inc., better known as “Oscar” is a digital health insurance company based in New York that utilizes technology such as telemedicine to create healthcare-focused technological interfaces and transparent claims pricing systems. Oscar serves 291 counties across 18 U.S. states and is the third largest for-profit national insurer in the “individual” market in the United States according to publicly reported membership figures for insurers serving the individual market during plan year 2020. Oscar expanded its offering to B2B businesses in 2017 and to Medicare health plans in 2020. Medicare is a U.S. government-administered program that provides health insurance benefits for adults age 65 or older, and younger people with certain disabilities.

4) Goxip

Goxip is a fashion media platform based in Hong Kong with over one million high-end fashion shoppers. Its digital marketing arm matches key opinion leaders (KOLs) with marketers and brands for lead generation, launching and monetizing marketing campaigns.

5) HCMPS Healthcare Holdings Limited

HCMPS Healthcare Holdings Limited (“HCMPS”) is a healthcare management organization based in Hong Kong. Founded in 1979, it has over 800 network service branches providing healthcare schemes for more than 500 corporate clients with over 280,000 scheme members. HCMPS offers its patients a full range of medical services, including general services, specialist services, physiotherapy, Chinese medicine, dental, vaccination, X-ray, laboratories, and imaging services.

6) Nutmeg

Fintech previously made an investment into Nutmeg, a United Kingdom-based online investment management company. In June 2021, JPMorgan Chase purchased 100% of the share capital of Nutmeg. Fintech was subject to a drag-along provision in the Articles of Association of Nutmeg, pursuant to which it was required to sell its shareholding to JPMorgan Chase. The transaction was closed in September 2021. Accordingly, Fintech no longer holds an investment in Nutmeg, with cash realized from the sale of the investment.

Healthcare and Retail

Competitive landscape

According to the “Hong Kong’s Domestic Health Accounts” statistics published by the Hong Kong Food and Health Bureau, total health expenditure in Hong Kong amounted to US$25 billion in 2019/20, with annual per capita spending at US$3,300. For the past 30 years, total health expenditure rose at an average annual rate of 5.6% in real terms, outpace the corresponding increase of 3.4% in Gross Domestic Product (GDP) during the same period. Total health expenditure as a percentage of GDP increased from 3.6% in 1989/90 to 6.8% in 2019/20.

The healthcare and retail market in Hong Kong is highly competitive and rapidly evolving. New competitors including traditional financial institutions such as banks and insurance companies are entering this market through partnership or various collaboration model with healthcare providers. The management of the TAG Business believes that with longer life expectancy and rising medical costs, the cost gap after retirement will widen, and there will be a sizable market for wealth planning and healthcare cost management for the industry to address.

Leveraging its established business in financial advisory services, health management and its fintech investments, combined with access to the latest technology and market developments, the TAG Business believes it has the customer base, infrastructure and comprehensive financial product offering and services to optimize customer experience empowered by technology. The TAG Business believes it is in a strong position to capture these evolving market opportunities through the creation of a digital wealth and health ecosystem.

Tandem Hong Kong: Health and Wealth Digital Platform

Tandem Hong Kong, operated through Tandem Fintech Limited, is a digital B2C health and wealth platform launched in November 2020 which provides a comprehensive suite of wealth management services to consumers with a health focus. Tandem Hong Kong aggregates a broad spectrum of services and value-added information in health, insurance, investments and social sharing. It has acquired around 35,000 members since its launch. Tandem Hong Kong intends to offer customers an integrated financial solution with health-related services as the foundation, and through this solution improve the sales of health and life insurance products as well as cross-selling from the TAG Business and other Legacy Group business units through Tandem Hong Kong.

Tandem Hong Kong is designed to offer fund products distributed by the Asset Management Business and is a new channel through which the Asset Management Business intends to enhance customer acquisition and engagement and drives business growth. The Asset Management Business intends to target growth driven by (i) additional customers from the Tandem Hong Kong platform which increases revenues from fund subscriptions and management fees; (ii) membership reward programs conducted through the Tandem Hong Kong platform which aim to increase customer loyalty and stabilize the customer base; (iii) additional investment products launched through the Tandem Hong Kong platform including deposit-like white-labelled products such as money market funds and mutual fund trading; and (iv) investment seminars which aim to drive customer engagement.

Tandem Hong Kong is also working closely with HCMPS to explore further collaboration with the network service branches including the provision of healthcare information to members on Tandem Hong Kong’s digital platform, educational webinars or events, comparison and gap analysis of health protection coverage, for potential customer referral or cross-selling opportunities.

Currently, Tandem Hong Kong acts as a customer acquisition channel for the TAG Business. In the future, the management of the TAG Business intends for Tandem Hong Kong to cooperate directly with business partners and charge them marketing fees for social sharing or advertisement placement on its platform. Tandem Hong Kong’s present marketing to retail customers is predominantly digital marketing, including electronic direct mail (EDM), social media, blog content sharing, and engagement with Key Opinion Leaders (KOLs).

Tandem Hong Kong’s Core Competitiveness

Tandem Hong Kong offers customers three core features:

Health insurance comparison service:    Tandem Hong Kong’s first-in-market “mediCover” feature has collected data on nearly 40 common medical costs selected from hospitals in Hong Kong for comparison and analysis. When customers indicate the insurance plans in which they enrolled, Tandem Hong Kong’s comparison service provides information about whether their medical insurance coverage is sufficient to cover all relevant medical expenses, as well as the disparity between the potential medical cost and their existing protection.

Medical insurance coverage:    Tandem Hong Kong takes advantage of the latest technology to identify insurance plans which may be suitable for customers. With a few simple steps, customers are able to compare a variety of insurance plans including product details, coverage and premiums. Insurance products are offered by OnePlatform Wealth Management Limited (insurance intermediary license number: FB1452).

Fund and portfolio investments:    Fund trading and portfolio investment services are offered by OnePlatform Asset Management Limited (SFC CE No. AFQ784). Customers can indicate their investment preferences by selecting criteria based on their risk profile and the historical data on fund performance.

Strategic Growth Plans of the TAG Business

Overall Market Opportunities in the Greater Bay Area

The Greater Bay Area (GBA) comprises the major urban centers of Guangdong, Hong Kong, and Macau and is one of the world’s largest financial services markets, with an overall economy size of US$1.7 trillion. GBA is an area of vast scale and wealth, with the following defining characteristics according to 2020 Hong Kong Trade Development Council research:

•        Largest GDP in China, comprising 13% of China’s total economy;

•        US$1.7 trillion economy, compared with US$1.99 trillion for Tokyo and US$1.86 trillion for New York;

•        Per capita GDP of US$23,000; and

•        86 million population, compared with 44 million in Tokyo and 19 million in the New York Metropolitan Area.

Hong Kong is a major financial services hub, and according to the June 2021 Hong Kong Stock Exchange monthly market highlights, it has:

•        Over 1,300 mainland China listed enterprises, with a total market capitalization of more than US$5 trillion (80% of total market capitalization);

•        A global hub for RMB trading and business transactions, with over US$1 trillion per day in RMB financial settlements; and

•        Capital markets connectivity with RMB 52 billion in daily investment quotas.

According to the 2021 China Private Wealth Report published by China Merchants Bank, China’s individual investable assets reached RMB241 trillion (US$37 trillion) in 2020, a compound annual growth of 13% from 2018 to 2020, and is expected to reach RMB268 trillion (US$42 trillion) by 2021. Meanwhile, China’s high-net-worth population is estimated to reach 3 million by year end, with the scale of investable assets exceeding RMB90 trillion (US$37 trillion).

A structural change to China’s high-net-worth population has geared towards the younger generation, whose investment objectives are shifting from wealth preservation to wealth creation and asset diversification. According to the 2021 China Private Wealth Report, almost 50% of respondents considered Hong Kong as their offshore asset destination or entrepôt (a port destination where assets and goods are traded, imported, and exported).

Cross-Border Wealth Management Connect

On June 29, 2020, the People’s Bank of China, the Hong Kong Monetary Authority (HKMA) and the Monetary Authority of Macau jointly announced the introduction of the cross-boundary wealth management connect pilot scheme (Wealth Management Connect scheme) in the GBA, which will allow residents in the GBA to invest in wealth management products distributed by banks across the region. The scheme helps promote investment diversification and facilitate capital flow within the GBA, promote RMB internationalization and strengthen Hong Kong’s status as an offshore RMB hub.

According to the implementation rules of the Wealth Management Connect scheme published by The People’s Bank of China in September 2021, there will be an aggregate investment quota of RMB150 billion in each of the “northbound Connect” and “southbound Connect” schemes, with an individual investment quota up to RMB1 million. Recognized investment products under the “Northbound Scheme” include fixed income (primarily bonds and deposits) and equity wealth management products, along with public securities investment funds with low or medium risk rating. Complex investment products with high volatility or leverage are currently excluded. The scheme is expected to facilitate a total fund flow of RMB300 billion (US$47 billion) in the sale of investment products.

The Wealth Management Connect scheme officially launched in September 2021, and banks may start offering cross-boundary wealth management connect services upon completion of the relevant preparatory work, and subject to regulatory approval.

Future expansion plan to China

With the business opportunities brought by the Wealth Management Connect scheme introduced by The People’s Bank of China, and the upcoming Insurance Connect introduced by the China Insurance Regulatory Commission, China will be one of the TAG Business’s focus areas with an increasing addressable market and opportunity set.

The TAG Business intends to leverage the Legacy Group’s two decades of experience operating in China, and is therefore particularly well-positioned to capture the emerging opportunities. Currently, the TAG Business does not have any Chinese operating companies and does not plan to use “variable interest entities” in future to conduct its operations. While the TAG Business has no operations in China, it is and will continue to be part of the TAG Business’s strategy to market and sell its products and services to Chinese customers located in mainland China from its Hong Kong based operating subsidiaries through partnerships or customer referrals.

After a 6-month project with a consulting firm to study its capability and competitive advantages, the TAG Business identified four strategic enablers, including (1) partnership development; (2) establishing a lead management platform; (3) establishing a service center for GBA customers; and (4) digital marketing. Multiple collaboration models have been designed, with potential partners identified for implementation. The TAG Business intends for these initiatives to drive business growth through customer acquisition and cross-selling combined with increased use of data analytics.

Strategic Enablers to Capture GBA Opportunities

China B2B Partnership for Customer Acquisition

The TAG Business intends to upsell selected customers simple insurance products through the Legacy Group’s local insurance brokerage channel, by using free insurance protection products to attract customers, and then conducting customer behavior analysis and product matching. Based on the analysis of social media interaction and digital marketing, the Legacy Group markets its international and partnership offerings to customers who demonstrate interest and refers them to OPH’s financial advisors in Hong Kong for cross-selling of other financial products and investment portfolio recommendations. The TAG Business intends to periodically review its referral mechanisms to ensure continued effectiveness.

The TAG Business is currently in active discussions to establish a strategic partnership with a top asset manager (the “Potential Partner”) in China to provide offshore insurance solutions to the Potential Partner’s over 20 million nation-wide customers with a total AUM over US$120 billion. The Potential Partner serves both individual affluent and high-net-worth customers as well as institutions. The management of the TAG Business believes a strategic partnership with the Potential Partner has the potential to increase the TAG Business’s AUM and competitiveness by expanding the types of local and overseas investment vehicles available to it and to further penetrate its existing customer database.

Service Centre for Customer and Partner Servicing

Leveraging the Legacy Group’s existing China local insurance brokerage licenses, sales teams and infrastructure, the TAG Business intends to build a business platform to acquire mainland China customers through referral and establish new partnerships.

The TAG Business intends to transform the Legacy Group’s existing shared service center to (i) provide post-sales services to mainland China customers who have purchased Hong Kong insurance products; and (ii) institutionalize its capabilities to form B2B partnerships in mainland China. The TAG Business intends to build a lead management tool to recommend new and personalized insurance products to customers, which the TAG Business intends to be a key priority for 2022 and beyond.

Creating an Ecosystem Empowered by Fintech

Hong Kong’s Fintech Landscape

In July 2018, the HKMA introduced the “Open API Framework” to facilitate the development and wider adoption of application programming interfaces or APIs by the banking sector. The Open API functions include product information, customer acquisition, account information and transactions. The HKMA also launched the Faster Payment System in September 2018 to facilitate real-time payments and fund transfers between banks and stored value facility operators with the use of a recipient’s mobile number or email address as an account proxy. The TAG Business believes that, with the on-going business integration with the GBA, Hong Kong is likely to see further liberalization in the financial services sector in the coming years, especially in relation to the use of financial technologies.

According to a survey conducted by McKinsey & Company titled “McKinsey & Company M&S COVID-19 China Consumer Pulse Survey 3/25-3/30/2020”, there has been a rapid increase in customers’ online engagement and penetration, which is likely to remain even after the COVID-19 pandemic. The pandemic (i) accelerated customer shift to online channels, (ii) enhanced business partnerships across online and offline channels, and (iii) illustrated the importance of establishing an “omni-channel” strategy. The TAG Business believes that more people now look for digital ways to continue their normal lives, including through digital wealth management.

Group Synergy to be Realized Leveraging on Existing Infrastructure and Partners

To provide a seamless customer journey, increase customers’ stickiness and deepen their share wallet, the TAG Business’s future strategic focus intends to create an integrated digital ecosystem by leveraging existing infrastructure, customers and partners.

The TAG Business intends to realize synergies across different business units by:

•        focusing on product portfolio enhancements, including endowment insurance and investment fund savings plans;

•        leveraging the flexibility offered by different financing options, including insurance premium financing, point-of-sale consumer credit, personal credit facility or mortgage financing; and

•        using the IFA sales team as a large distribution channel.

The TAG Business’s digital platform is one of its core customer acquisition engines which the TAG Business intends to further equip with functionalities including a cash management tool for customers, and a transaction platform that encompasses insurance and investment products, retail consumption, medical appointments, content marketing and social sharing.

By targeting customers’ needs at various life stages, the TAG Business intends to provide a one-stop service to customers while enhancing its cross-selling business opportunities. Further collaboration will also be sought in the future with its local partners and overseas fintech investments. Fintech will continue to invest in fintech developments to improve its capabilities and attract local and global business partners.

Execution Plans

Strengthening the Brand with a Winning Product Strategy — A Unique Selling Proposition to Differentiate from Competitors

According to the 2021 China Private Wealth Report published by China Merchants Bank, offshore investment decisions by high-net-worth individuals are mostly driven by the service level, product range and financing capability offered by providers. Through distribution by its sales team under the OnePlatform brand, the TAG Business intends to strengthen its offering of a full product suite from various providers, coupled with a tailored portfolio recommendation for customers. The TAG Business possesses a well-established operations infrastructure, technology and product intelligence capability to admit business partners on its platforms and offer products and infrastructure support.

Product Innovation to Address Customers’ Evolving Needs

In addition to the wide range of products sourced from different providers, OnePlatform is currently exploring opportunities with business partners to develop “white label” products which best address customers’ needs according to their life stages and personal situations, such as endowment plans or quantitative funds, with an option of premium financing to improve investment liquidity.

Furthermore, Fintech’s strong overseas fintech portfolio provides it with access to leading fintech founders and opportunities for potential commercial collaborations. Fintech is in active discussions with an overseas digital bank on potential customer referrals and cross-border product offerings to provide customers access to a global range of products.

Seamless Customer Experience Supported by Smooth Operations Flows and Robust Corporate Governance

The TAG Business is currently reviewing and redesigning certain of its existing operations flows to facilitate cross-border transactions and customer support, and to match investors’ risk profiles more accurately with product risk categories. In addition to providing a seamless customer experience from account opening to after-sales service, the TAG Business has also established a robust corporate governance framework independent of the Legacy Group, to ensure appropriate risk controls are in place for management oversight, and to ensure compliance with tax, anti-money laundering and know-your-client regulations across multiple jurisdictions.

Transformation Journey of the TAG Business

The management of the TAG Business believes that building an effective distribution strategy and securing business partnerships is essential. To that end, the TAG Business has undergone a transformation journey.

Six projects have been prioritized to kick-start the transformation journey, using Salesforce and with the support of Deloitte Digital, a renowned consulting firm for digital transformation. These include the design of a group loyalty program, the development of a leads management strategy, data assessment, data digitalization, and marketing automation, with the objective to improve lead conversion, deepen customers’ share wallet through cross-selling, and increase customer retention.

The data assessment, marketing automation, design of the group loyalty program and lead management projects have now been completed, and the focus of the remainder of 2021 and beyond will be on implementation and roll-out of the loyalty program. This will involve close collaboration between different departments of the TAG Business, and with Salesforce experts and digital consultants.

Digital Transformation

Digitalization is a core part of the TAG Business’s overall execution plan. The TAG Business is currently investing significant resources in designing and implementing a digital transformation journey across the entire group. This aligns with the business strategy of the TAG Business – to build an ecosystem surrounding people’s everyday life to broaden its customer base, integrate data and foster the network effects that give the TAG Business a strategic scale advantage.

Develop a Solid Digital Foundation to support Business Growth

The TAG Business’s digital transformation strategy is designed to create a single consolidated data source, with clean and integrated customer data. With the launch of B2B and Tandem Hong Kong, and various ongoing initiatives aiming to better capture the upcoming market opportunities, the TAG Business has developed a consolidated data hub from different distribution channels and product segments, with advanced analytics tools to create a 360-degree customer view to obtain a holistic understanding of customers’ needs. This has created a strong foundation of customer data and enables more focused strategies to unlock greater value from customers through cross-selling and long-term monetization.

Construct an Ecosystem for Customer Acquisition and Engagement

With the new business developments in fintech, healthcare and retail, coupled with B2B’s existing product and service offerings, the TAG Business’s management believes that it is now well positioned to create an ecosystem surrounding people’s daily lives for business partnerships and customer acquisition. The TAG Business is also working to harness the synergies of multidimensional data by connecting all its services and offerings with advanced sales and marketing tools developed by Salesforce. To better acquire and engage customers, a loyalty program encompassing all business segments and partners is intended to be launched to capture customer data, cross-sell and offer personalized products and services to the customers. The TAG Business intends to further develop lead management tools for effective resources allocation to drive customer acquisition and conversion.

The Digital Roadmap

The TAG Business’s vision is to build an integrated and secured wealth and health management platform to support different business models with choices, enhancing customer experience while improving data accuracy and availability for analytics and cross-selling. The blueprint for target architecture and a digital transformation roadmap has been developed, with OnePlatform at the core offering products and services, coupled with system and infrastructure support including product management, partnership onboarding, customer relationship management and a loyalty program. The TAG Business intends that this architecture will enable OnePlatform to connect retail customers, distributors and business partners on one end, turning data feeds and intelligence from product providers into insights on the other end, through enterprise API and a data exchange gateway with OnePlatform. The TAG Business is currently working on the implementation of this roadmap with solutions providers, with various products and enhanced service offerings expected to be rolled out in phases in 2022 and beyond.

Business and Process Transformation

With a clear roadmap and milestones for digitalization, the TAG Business is currently reviewing its existing operations workflow to adopt new approaches towards digitalizing operations and improving coordination across the TAG Business. By building on its current strengths and adopting a start-up mind-set and speed of execution, the TAG Business believes it can redesign its customers’ journeys and offer them an integrated experience, to drive further customer acquisition and engagement.

People Transformation

The TAG Business’s employees are an important catalyst in its digitalization journey. To empower staff to embrace a digital culture, the TAG Business redefined individual roles and responsibilities to align its transformation goals, translate and integrate new digital methods and embed these methods into existing ways of working. The TAG Business is currently working towards a more agile operating model through cross-departmental projects, developing faster responses to digital disruption and adapting to dynamic market shifts. The TAG Business also provides workshops and training sessions to upskill employees and improve their digital literacy, including sessions on design thinking, coding, and machine learning.

Risk Management

Risk Management Training and Culture

As a group of financial services companies serving a large clientele in Hong Kong, the TAG Business operates with high standards in compliance, risk management, data privacy, and cybersecurity. With assistance from consulting firms including McKinsey & Company, FTI Consulting and Mazars, the TAG Business has built a strong risk management foundation to ensure strict adherence to its internal control policies, procedures and corporate governance.

The TAG Business believes that its efforts and investment in upgraded risk management policies, procedures and systems can produce the right results only if all employees embrace a “risk aware” culture. The TAG Business now conducts regular audits on its employees and implements a rigorous compliance training program to strengthen employees’ awareness and skills. The TAG Business runs two categories of compliance training. The first category is mandatory induction training for all new employee and financial advisor hires, complemented by a second category of on-going tailored compliance training provided to employees according to their specific roles and responsibilities.

Since 2018, the following specializations in compliance training have been covered:

•        Manager-in Charge Regime;

•        Notification Obligations/ Competency Requirements of SFC licensed employees;

•        SFC Professional Investor Regime;

•        Anti-Money Laundering and Counter-Terrorist Financing Training;

•        Conflict of Interest Training;

•        IA-Code of Conduct for Licensed Insurance Brokers; and

•        Group Production and Control Policy.

Part of this training is now provided through an e-learning system on an on-going basis. The TAG Business’s strategy to provide all-round financial services to retail and corporate customers makes anti-money laundering and counterterrorist financing an area of particular importance. All new hires are now required to complete a comprehensive online training upon joining. Regular follow-up sessions are also conducted on bi-annual basis. The TAG Business rolled out various refresher training to all staff in 2020, and the TAG Business is dedicated to upholding the highest standards and best practices established in the financial platform market.

Product Committee

To safeguard the TAG Business’s credibility and customers’ trust, the TAG Business has taken a proactive stance in mitigating potential risks arising from misconduct. A Product Committee is responsible for oversight and governance of all financial products that the TAG Business carries and operates independently from the Legacy Group.

The Product Committee (i) provides a framework for a robust and responsible product design and distribution systems, (ii) reviews the product portfolio, (iii) approves the launch of new products within the TAG Business’s risk appetite parameters, and (iv) approves the use of additional distribution channels for product sales.

The Product Committee is chaired by an Executive Director and consists of representatives from different specialist functions across the TAG Business including products, legal and compliance, finance, operations, IT and business owners. The Product Committee meets regularly to respond to the demands of the fast-changing environment. Any significant issues identified are escalated to the management. The management of the TAG Business intends to continue to improve and adapt its risk management capabilities to uphold standards.

The TAG Business’s People

The business and operations of the TAG Business are complex, and their performance depends on having a capable team running the business, creating and capturing new opportunities and minimizing risks. As of June 30, 2022, the TAG Business had approximately 114 employees, all based in Hong Kong. None of its employees are represented by a labor union and it has not had any work stoppages. The TAG Business considers its relationship with its employees to be important and focuses heavily on employee engagement.

People Strategy

The TAG Business’s long-term growth and success depends on its ability to attract and retain competent and empowered employees who work effectively together. The TAG Business recruits, trains, and compensates employees according to a strategy that aims to organize and grow its business effectively. The TAG Business intends to accelerate development of its people, grow and strengthen its leadership capabilities and enhance employees’ performance through strong engagement.

The TAG Business’s people strategy focuses on three fundamentals: attracting and retaining the right talent, role model leadership, and creation of a unique corporate culture. To ensure all its employees are empowered to make a difference and drive business performance, the TAG Business is proactive in creating an environment in which open communication is encouraged. The initiatives and programs previously run by the Legacy Group and which are described below have benefitted the employees of the TAG Business, and the TAG Business intends to continue to invest in similar people talent development initiatives.

For example, the Legacy Group hosts a monthly “Mission Update” with all employees to share business directions, project progress and receive employees’ feedback. “Better Monday” meetings gather experts from different departments to share effective technical skills to improve work efficiency with the use of tools, technologies and useful tips. The “Thirsty Thursday” series is another successful example of its continuous engagement with its employees, which features lectures and discussions on a wide range of subjects including blockchain, design thinking and machine learning.

The Legacy Group also collaborated with the Business School of The Chinese University of Hong Kong to launch a “Mini-MBA” program has set an example for the financial services industry. This program has three classes organized in 18 months, with over 120 staff enrolled, which enables employees to cultivate business acumen and strengthen their leadership competency.

Nurturing Young Talents in the Fintech Industry

To foster the development of its fintech expertise and build a strong following at universities, the Legacy Group launched FINSPIRE (a combination of ‘Finance’ and ‘Inspire’), a talent nurturing platform. This initiative intends to inspire Hong Kong’s young people’s entrepreneurship skills and growth mindsets. It targets graduates with two to three years of working experience (aged between 18 to 25) who have career aspirations in the fintech industry.

With the support of Hong Kong Cyberport and Microsoft, the inaugural FINSPIRE Online Hackathon was held in March 2020. Over 160 university students in 31 teams enrolled globally, making FINSPIRE Hong Kong’s largest online hackathon exclusively for university students. FINSPIRE received numerous accreditations in the Hong Kong fintech industry, including:

•        accredited “Fintech Education Award” by Institute of Financial Technologists of Asia in August 2020;

•        listed by Fintechnews HK as one of the top 9 upcoming Fintech events in Hong Kong in 2020;

•        listed by Invest HK as one of the community events in Hong Kong Fintech Week; and

•        became a showcase for Hong Kong Cyberport and Microsoft’s successful partnership.

In addition to making the FINSPIRE Online Hackathon a recurring event, the TAG Business intends to engage more students through a series of networking events and training programs that demonstrate its commitment to nurturing Hong Kong’s young talents.

Commitment to the Long-Term

The Legacy Group invested HK$6,000,000 in talent development in 2018-19, which has benefited many employees of the TAG Business. For example, an 18-month Graduate Trainee Program was launched in 2019 that offered Hong Kong’s young talents an opportunity to work in several business departments to develop their business and management skills. A 24-month Management Associate Program was subsequently launched in 2020 that aims to build a solid talent pipeline for sustainable long-term business growth and future development needs, with department rotation and action learning projects.

The TAG Business is dedicated to investing more in talent development to nurture and ignite the capability of its employees to drive success. For instance, a High-Flyer Development Program to accelerate the leadership capability of young employees and build a pipeline for longer term succession planning for key leadership positions has been designed. Executive shadowing, strategic projects participation and job rotation opportunities will be offered to equip young employees with essential skills to be a future leader.

Regulatory Compliance

Due to the highly regulated nature of the industries in which the TAG Business operates, primarily the insurance, real estate, money lending, and asset management industries, it is required to comply with a wide array of laws and regulations that regulate, among other things, the way it conducts its businesses, which entities can provide certain services, and the fees that they may charge. Regulatory authorities including the Securities and Futures Commission, Insurance Authority, Mandatory Provident Fund Authority and Inland Revenue Department, have broad oversight, supervisory, and licensing authority over the TAG Business. See the section titled “Regulation” in this proxy statement for additional information on the laws and regulations applicable to each of the business segments of the TAG Business. The TAG Business does not require any permissions or approvals from Chinese authorities to operate its businesses. See the section entitled “Regulation” on page 196 of this proxy statement for further information.

As of the date of this proxy statement, the TAG Business and its subsidiaries have obtained all governmental approvals, permits, and licenses issued by the appropriate regulatory authorities that are necessary to conduct its business and operations.

COVID-19 Response

Amid the COVID-19 pandemic, the TAG Business has managed to seize business opportunities to maintain business growth and attracted new recruits in 2020 and 2021. The pandemic also (i) accelerated the customer shift to online channels; (ii) enhanced business partnerships across online and offline channels; and (iii) illustrated the importance of establishing an “omni-channel” strategy. According to a survey conducted by McKinsey & Company titled “McKinsey & Company M&S COVID-19 China Consumer Pulse Survey 3/25-3/30/2020”, there has been a rapid increase in customers’ online engagement and penetration, which is likely to remain even after the pandemic. The TAG Business believe that more people now look for digital ways to continue their normal lives, including through digital wealth management.

Against the difficult operating environment under the COVID-19 pandemic, the TAG Business’s executive directors and management team volunteered to reduce their compensation by 30% and 10% respectively for six months with nil year-end bonus for 2020. This willingness to make personal sacrifices in difficult circumstances demonstrates the long-term commitment of the leadership team.

In response to a resurgence of COVID-19 outbreaks in China, in March 2022, the Chinese government imposed further lockdowns on several cities, including Shanghai. The lockdown in China does not cause a material impact on the TAG Business, since the TAG Business does not have any operating entities in China and does not rely on goods transported via supply chains which are located in areas affected by such lockdowns.

As the operations of the TAG Business are concentrated in Hong Kong, its management does not believe that declines in consumer demands in the PRC will materially impact the business. However, the COVID-19 preventive measures imposed by the Hong Kong government, including very tight travel restrictions, reduced the normal free travelling activities of both global and mainland China customers. Under such tight travel restrictions, international customers have been unable to enter Hong Kong to renew existing insurance policies, thus reducing the business volume of the insurance business. Management of the TAG Business believes this impact is temporary and expects business activity levels to resume following the relaxation of travel restrictions in Hong Kong and across the globe in recent months.

Legal Proceedings

Certain subsidiaries of the TAG Business are involved in ongoing legal proceedings which, if resolved unfavorably, could have a material and adverse impact on the TAG Business’s operations and financial results. A brief summary of the material cases is presented below.

HCA 702/2018

On March 27, 2018, Convoy (Trademarks) Limited (“CTL”) commenced legal proceedings in HCA 702/2018 in the High Court of Hong Kong, against OnePlatform International Property Limited (“OIP”) and OnePlatform Asset Management Limited (“OAM”) as well as Convoy Global and several other members of the Legacy Group. Despite its name, CTL is not a member of the Legacy Group. CTL claimed that Convoy Global and other defendants infringed a number of registered trademarks (the “Marks”) purportedly registered in the name of CTL in Hong Kong.

As of the date of this proxy statement, the defendants are actively defending the claim in HCA 702/2018, and Convoy Global and CFS are also pursuing a counterclaim against CTL, Mr. Wong Lee Man Quincy (an executive director of Convoy Global whose duties are suspended), and Mr. Mak Kwong Yiu Mark (a former executive director of Convoy Global). In the Defense and Counterclaim filed by the defendants on August 23, 2018, the defendants argued that Mr. Wong Lee Man Quincy and Mr. Mak Kwong Yiu Mark acted in breach of their fiduciary duties by purporting to assign the ownership the Marks to CTL (a company in which both have interests) at nominal value and sought a declaration that CFS was and is at all times the beneficial owner of the Marks. A court hearing has been scheduled for May 30, 2022, and the management of the TAG Business anticipates a trial date in early 2023.

There can be no assurance as to the ultimate disposition of these cases; however, the management of the Legacy Group has stated that no member of the Legacy Group has infringed on the Marks and is confident that Convoy Global and its related parties have strong arguments to present in court. The Legacy Group has stated that it intends to continue to vigorously pursue the cases. If these cases are ultimately resolved unfavorably, the management of the TAG Business believe that it is unlikely to have a significant impact on the TAG Business, which no longer uses the Marks.

HCA 765/2019

OnePlatform Wealth Management Limited (“OWM”) (formerly known as GET Mdream Wealth Management Limited) is presently a co-defendant in a case before the High Court of Hong Kong, captioned HCA 765/2019. On April 30, 2019, the plaintiff, an individual named He Yu, filed a claim, alleging that in March 2017, before the Legacy Group’s acquisition of GET Mdream Wealth Management Limited, the company and its then-directors and officers (the other co-defendants) used deceit and misrepresentation when recommending a fund named One International SPC’s Fixed Income Fund SP to the plaintiff. As a result of the plaintiff’s subsequent investment, the plaintiff alleges a loss of about US$2 million (equal to HK$17.1 million), as of July 23, 2019.

The case is presently at the early stage and the plaintiff and OWM have exchanged list of documents and witness statements. Although there can be no assurance as to the ultimate disposition of the case, OWM denies liability to the plaintiff and intends to continue to vigorously defend itself.

HCA 2097/2020 and HCA 2098/2020

On December 15, 2020, an individual named Ma Yiqiang and an individual named Liang Bin each brought a case before the High Court of Hong Kong against OnePlatform Asset Management Limited. In their complaints, the plaintiffs alleged substantially the same claims, that in or about June 2016 a representative from the defendant advised the plaintiffs to subscribe for an unlisted bond issued by China Wah Yan Healthcare Limited. Each plaintiff alleged the defendant’s advice was based on misrepresentation and conspiracy. Ma Yiqiang claimed a loss of US$0.90 million (equal to HK$7 million), while Liang Bin claimed a loss of US$0.77 million (equal to HK$6 million).

The Ma Yiqiang and Liang Bin cases are currently at the post-pleading discovery stages. In March 2022, mediation discussions commenced, but no consensus was reached. The cases are scheduled for a Case Management Summons hearing in August 2022; no court trial has yet been confirmed. OAM believed that the settlement amount was highly unlike to exceed 50% of the principal amount. Although there can be no assurance as to the ultimate disposition of these cases, the defendant denies and believes that it has raised meritorious defenses against the plaintiff’s claims and intends to continue to vigorously defend these cases.

Cases in the Ordinary Course of Business

The TAG Business and its subsidiaries and their respective executive officers and directors are also party to various other legal proceedings arising in the ordinary course of their business and operations. See “Risk Factors — Risk Factors Relating to the TAG Business — Members of the Legacy Group and their directors, management, and employees currently are and may in the future be subject to litigation and regulatory investigations and proceedings, and any of their misconduct may have a material adverse effect on the TAG Business’s business, results of operations, financial condition, and prospects and harm its reputation.” The management of the TAG Business does not believe that the outcome of any of these non-material legal proceedings will have a material impact on the consolidated financial statements of the TAG Business. However, litigation is subject to many uncertainties, and the outcome of individual litigated matters is not predictable with assurance. Regardless of the final outcome of these or future cases arising in the ordinary course of business, pursuing or defending lawsuits, claims, government investigations, and proceedings in which the TAG Business and its subsidiaries and their respective executive officers and directors are involved is costly and can impose a significant burden on management and employees, and there can be no assurances that favorable final outcomes will be obtained.

Historical Reputational Impact of the Legacy Group

Prior to December 2017, the Legacy Group dismissed certain executive directors from the board of Convoy Global, as the result of alleged inappropriate activities or personal misconduct causing harm to the Legacy Group. The Legacy Group has installed new management since 2017, who have fully cooperated with the resulting investigation by Hong Kong regulatory authorities. Convoy Global voluntarily suspended trading of its shares on the Hong Kong Stock Exchange to safeguard the interests of its shareholders and the Legacy Group.

Being part of the Legacy Group during that period, the reputation of the TAG Business with the market was adversely affected. Starting from December 2017, with a mission to rebuild the reputation and corporate governance of the Legacy Group, the new management team of the group has devoted a substantial amount of time and resources toward strengthening the group’s business and management including, but not limited to, implementing a comprehensive corporate restructuring, re-strategizing the group’s long-term business vision, and strengthening corporate governance and controls, including those of the TAG Business. The new management team has also made further efforts to rebuild the Legacy Group’s reputation by actively cooperating with the authorities in their investigations. The efforts of the new management team in assisting the authorities have since been acknowledged by public announcements of Hong Kong’s regulatory authorities. The Legacy Group has also consistently informed the market of all material updates regarding the development of the Legacy Group by way of voluntary announcements. Through these efforts, the new management team has re-strategized and transformed the Legacy Group into a diversified financial services group empowered by fintech, with the TAG Business as the restructured model going forward. Although the management of the TAG Business is materially separate from that of the Legacy Group, the management of the TAG Business believes that the significant remedial efforts undertaken by the Legacy Group should positively impact the general business prospects and reputation of the TAG Business.

Today, the management of the TAG Business believes that the remedial efforts of the Legacy Group have significantly reduced the reputational impact on both the Legacy Group and, in turn, the TAG Business. The management of the TAG Business also believe that the marketing efforts of the TAG Business, including the introduction of new brands, such as “TAG” and “OnePlatform,” in 2020 and the first half of 2021, align with the TAG Business’s new approach to the market and will further reduce this historical reputational risk.

Seasonality

The management of the TAG Business does not believe that there are material seasonal factors to the business of the TAG Business.

Intellectual Property

The TAG Business owns domain names and trademarks. The TAG Business is currently in the process of re-branding its business and as part of this exercise, the TAG Business is in the process of obtaining domain names and trademark registrations for its new brands, such as “TAG and “OnePlatform.” To protect its existing and potential, future intellectual property, the TAG Business enters into confidentiality and proprietary rights agreements with employees, consultants, contractors and business partners; employees and contractors are also subject to invention assignment provisions. As part of its contracting process with third parties, the TAG Business uses contract terms such as limited licenses, restrictions on use, and confidentiality, as additional measures to protect its intellectual property.

Property

The Legacy Group’s headquarters in Hong Kong is, as of the date of this proxy statement, located at Trust Tower, 68 Johnston Road, Wan Chai, Hong Kong. Situated in one of Hong Kong’s prime central business districts, the headquarters at Trust Tower consolidates the group’s offices and, the TAG Business believes, promotes efficiency. The newly leased headquarters adopts an open-office design throughout the entire building to minimize overall expenses, promote a collaborative culture, and create a more flexible workspace environment. As a result of the move, substantially all of the Legacy Group’s and the TAG Business’s operations in Hong Kong are housed in one building. See “Risk Factors — Risk Factors Relating to the TAG Business — Substantially all of the TAG Business’s operations are housed in one location. If the facilities are damaged or rendered inoperable by national or man-made disasters, the TAG Business’s business may be negatively impacted.”

The lease agreement for the building, between Viewbest Investments Limited (Viewbest), as landlord, and CFS was executed on June 14, 2019. In October 2020, CFS assigned the lease agreement, via a Deed of Novation, to TAG Financial Holdings. Both CFS and TAG Financial Holdings are members of the Legacy Group. In conjunction with the lease novation, TAG Financial Holdings, Viewbest, and certain other members of the Legacy Group on the same day entered into a Deed of Guarantee and Indemnity, under which OnePlatform Credit Limited and Hong Kong Credit Corporation Limited, both subsidiaries of OPH, guaranteed TAG Financial Holdings’ rights and duties under the novated lease. Since June 2019, both CFS and TAG Financial Holdings have signed various side letters and memoranda of agreement with Viewbest to undertake specific repairs or modifications to the office space.

The term of the Trust Tower lease is six years, with a tentative expiry date of February 28, 2026.

While the TAG Business and its subsidiaries are not party to the Trust Tower lease agreement, they, along with other members of the Legacy Group, do occupy space in the building, which serves as the corporate headquarters for the Legacy Group. As discussed in the section entitled “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business — Administrative Service Agreements,” certain of the TAG Business’ subsidiaries compensate TAG Financial Holdings for the use of that office space and related services through administrative service agreements.

On January 25, 2022, the TAG Business purchased an office building located at Kaiseng Commercial Centre, No 4 & 6, Hankow Road, Kowloon, Hong Kong from the Legacy Group for a consideration of approximately US$8.0 million. The purchase price was offset by the deduction of a previously paid earnest deposit of US$7.2 million and partially settled by cash. The management of the TAG Business expects to use this office building for its own occupancy and to meet its anticipated business expansion in the foreseeable period. This transaction is not expected to affect the existing Trust Tower lease or current administrative service agreements.

REGULATION

This section summarizes the principal current laws and regulations relevant to the TAG Business in Hong Kong. The following summarizes important, but not all, regulations that could impact the TAG Business’ operations. Regulations are subject to judicial proceedings and to legislative and administrative proposals that could materially affect how the TAG Business and others in their industry operate. The specific impact, however, cannot be predicted at this time.

Overview

The TAG Business’s operations are concentrated in Hong Kong, and the TAG Business currently does not have any operations in mainland China. As advised by TAG’s PRC counsel AnJie Law, neither TAG, the TAG Business, nor any of their subsidiaries are covered by permissions requirements from the China Securities Regulatory Commission (“CSRC”), Cyberspace Administration of China (“CAC”), or any other governmental agency in the PRC for approval of the operations of the TAG Business and its subsidiaries. Pursuant to the Basic Law of the Hong Kong Special Administrative Region (the “Basic Law”), which is a national law of the PRC and the constitutional document for Hong Kong, national laws of the PRC shall not be applied in Hong Kong except for those listed in Annex III of the Basic Law (which shall be confined to laws relating to defense and foreign affairs as well as other matters outside the autonomy of Hong Kong). This conclusion is subject to the uncertainty of different interpretation and implementation of the rules and regulations in the PRC that could be potentially adverse to the TAG Business, which may take place quickly with little advance notice. If the TAG Business (i) does not receive or maintain future approvals, or (ii) it inadvertently concludes that such approvals are not required, or (iii) applicable laws, regulations, or interpretations change such that the TAG Business is required to obtain approvals in the future, the TAG Business may be subject to investigations by competent regulators, fines or penalties, ordered to suspend its relevant operations and rectify any non-compliance, prohibited from engaging in relevant business or conducting any offering, and these risks could result in a material adverse change in the TAG Business’s operations, significantly limit or completely hinder its ability to offer or continue to offer securities to investors, or cause such securities to significantly decline in value.

Furthermore, and as advised by TAG’s PRC counsel AnJie Law, the management of the TAG Business does not currently expect that the laws and regulations in the PRC on data security, data protection or cybersecurity apply to the TAG Business or that the oversight of the CAC will be extended to the TAG Business’s operations in Hong Kong, because (i) the TAG Business is not a “CII Operator” or a “Network Platform Operator” as defined under the relevant PRC cyberspace laws; (ii) the TAG Business does not harm PRC national security, public interests, or the legitimate rights and interests of citizens or organizations of the PRC; (iii) the TAG Business is not subject to PRC government cyberspace scrutiny; and (iv) the TAG Business is compliant with PRC cyberspace laws that have been issued up to the date of this proxy statement. Notwithstanding, the PRC legal system is evolving rapidly, and PRC laws, regulations, and rules may change quickly with little advance notice. In particular, because these laws, rules, and regulations are relatively new, and because of the limited number of published decisions and the non-precedential nature of these decisions, the interpretation of these laws, rules, and regulations may contain inconsistences, the enforcement of which involves uncertainties. If certain PRC laws and regulations were to become applicable to companies such as the TAG Business or its subsidiaries in the future, the application of such laws and regulations may have a material adverse impact on the business, financial condition, results of operations, and prospects of the TAG Business and its ability to offer or continue to offer securities to investors, any of which may, in turn, cause the value of the Post-Combination Company’s securities to significantly decline or become worthless. The PRC government has exercised and continues to exercise substantial control over many sectors of the PRC economy, including through regulation and/or state ownership. PRC government actions have had, and may continue to have, a significant effect on economic conditions in the PRC and the businesses which are subject to them. Neither AGBA nor TAG can predict the extent of the impact of increased Chinese government intervention on Hong Kong-based companies. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC” for additional information on these risks.

OPH

OPH’s business operates in four core areas, each of which is subject to Hong Kong regulations:

(i)     insurance brokerage covering life insurance, property-casualty insurance brokerage and mandatory provident fund (MPF) products through the IA and the Mandatory Provident Fund Schemes Authority (MPFA) licenses of OnePlatform Wealth Management Limited;

(ii)    asset management through the Securities and Futures Commission (HKSFC) licenses of OnePlatform Asset Management Limited;

(iii)   real estate agency through OnePlatform International Property Limited; and

(iv)   money lending through the money lenders licenses of Hong Kong Credit Corporation Limited and OnePlatform Credit Limited.

Regulation of the Insurance Business

The Hong Kong Insurance Ordinance, as amended and supplemented from time to time, (the “IO”) supports a regulatory regime for insurance intermediaries, i.e., insurance agents and brokers. The IO defines the distinct roles of insurance brokers and requires them to be appointed or authorized respectively in accordance with the relevant provisions of the IO.

Types of Insurance Business

The IO requirements vary depending on the type of insurance business being undertaken by an insurer. The IO defines two main types of business as follows: (i) general business, which covers all business other than long-term business, including but not limited to accident and sickness, fire, property, motor vehicle, general liability, financial loss and legal expenses insurance; and (ii) long-term business, which covers those types of insurance business in which policies are typically in place for long periods and includes but not limited to, life and annuity, linked long-term, permanent health and retirement scheme management policies.

An insurer that undertakes both long-term and general business is referred to by the Insurance Authority (the “IA”), as a composite insurer. In addition to these main types of business, the IA imposes further requirements on insurers conducting insurance business (not being reinsurance business) relating to liabilities or risks in respect of which persons are required by any Ordinance to be insured, including employees’ compensation insurance, third-party insurance in respect of motor vehicles and local vessels, and building owners’ corporation third-party risks insurance.

Insurance Broker Appointment

Under the IO, a person is prohibited from holding himself out as an insurance broker unless he is properly appointed or authorized. A person is also prohibited from holding himself out as an appointed insurance agent and an authorized insurance broker at the same time. It is an offense under the IO for an insurer to effect a contract of insurance through, or accept insurance business referred to it by, an insurance intermediary who has not been properly appointed or authorized.

A person intending to act as an insurance broker shall either seek authorization from the public officer appointed as the IA pursuant to the IO, or apply to become a member of a body of insurance brokers approved by the IA. In either way the insurance broker is subject to the same statutory requirements. For an insurance broker who is a member of an approved body of insurance brokers, he is also subject to the membership regulation of his own professional body which is approved by the IA.

The IA is required to maintain a register of authorized insurance brokers as well as a register of approved bodies of insurance brokers. The registers are open for public inspection. An approved body of insurance brokers is required to maintain a register of its members which contains the information required by the IA in respect of each member for public inspection.

OnePlatform Wealth Management Limited is approved as an insurance broker by Professional Insurance Brokers Association, or the PIBA, which is in turn approved by the IA as a body of insurance brokers, to carry out both long-term (including linked long-term) and general business.

Acting as MPF Intermediary

With the implementation of the Mandatory Provident Fund Schemes (Amendment) Ordinance 2012, a new statutory regulatory regime for MPF intermediaries came into operation as of November 1, 2012. Under this statutory regime, only registered MPF intermediaries (such as OnePlatform Wealth Management Limited) are allowed to engage in conducting sales and marketing activities and giving advice in relation to MPF schemes.

Under the statutory regime, the Mandatory Provident Fund Schemes Authority (the “MPFA”) is the authority to administer MPF intermediaries, issue guidelines on compliance with statutory requirements applicable to registered MPF intermediaries, and impose disciplinary sanctions. On the other hand, the IA is given the statutory role for monitoring the compliance of the registered MPF intermediaries. As a frontline regulator, the IA supervises the conduct requirements stipulated in the Mandatory Provident Fund Schemes Ordinance (Cap. 485) (MPFSO). If the IA has reasonable cause to believe that the registered MPF intermediaries may have failed to comply with the statutory conduct requirements, it may exercise the investigation powers under the MPFSO for investigating the suspected non-compliance.

Registered MPF intermediaries must comply with a set of statutory conduct requirements when they engage in conducting sales and marketing activities and giving advice in relation to MPF schemes. The MPFA has issued the Guidelines on Conduct Requirements for Registered Intermediaries to assist the registered MPF intermediaries in understanding how to comply with the conduct requirements.

The minimum standards of conduct that a registered MPF intermediary should adopt include:

•        acting honestly, fairly, in the best interests of the client and with integrity;

•        acting with care, skill and diligence;

•        advising on matters within competence;

•        having regard to client’s particulars as is necessary;

•        disclosing necessary information to the client;

•        disclosing conflicts of interest;

•        prompt and proper accounting for client assets;

•        keeping records of regulated activities;

•        establishing, maintaining and observing proper controls and procedures for securing compliance by the principal intermediary; and

•        appointing a responsible officer to use his or her best endeavors to carry out specified responsibilities in relation to the principal intermediary.

Regulation of the Asset Management Business

The Securities and Futures Ordinance (Cap. 571) of Hong Kong (the “HKSFO”), including its subsidiary legislation, is the principal legislation regulating the securities and futures industry in Hong Kong, including the regulation of securities and futures markets and leveraged foreign exchange trading, the offering of investments to the public in Hong Kong, and intermediaries and their conduct of regulated activities. In particular, Part V of the HKSFO and the relevant guidelines and codes issued by the Securities and Futures Commission (“HKSFC”) deal with licensing and registration matters. The HKSFO is administered by the HKSFC, which is the statutory regulatory body that governs the securities and futures markets and non-bank retail leveraged foreign exchange market in Hong Kong.

In addition, the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32) of Hong Kong including its subsidiary legislation also provides that the HKSFC is responsible for authorizing the registration of prospectuses for offerings of shares and debentures in Hong Kong and/or granting exemptions from strict compliance with the provisions in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32) of Hong Kong. The HKSFO provides that the HKSFC is also responsible for authorizing certain securities (including the relevant offering documents) that are not shares or debentures.

The Hong Kong securities and futures market (with respect to listed instruments) is also governed by the rules and regulations introduced and administered by the Stock Exchange of Hong Kong Limited (the “SEHK”), and the Hong Kong Futures Exchange Limited (“HKFE”).

The HKSFC

The Securities and Futures Commission (“HKSFC”) is an independent statutory body which administers the HKSFO and is responsible for regulating the securities and the futures industry in Hong Kong. The HKSFC works to strengthen and protect the integrity and soundness of Hong Kong’s securities and futures markets for the benefit of investors and the industry.

As set out in the HKSFO, HKSFC’s regulatory objectives are:

•        to maintain and promote the fairness, efficiency, competitiveness, transparency, and orderliness of the securities and futures industry;

•        to promote understanding by the public of financial services including the operation and functioning of the securities and futures industry;

•        to provide protection for members of the public investing in or holding financial products;

•        to minimize crime and misconduct in the securities and futures industry;

•        to reduce systemic risks in the securities and futures industry; and

•        to assist the Financial Secretary of Hong Kong in maintaining the financial stability of Hong Kong by taking appropriate actions in relation to the securities and futures industry.

The HKSFC has five operational divisions, which are corporate finance, enforcement, intermediaries (including licensing and intermediaries supervision), investment products, and supervision of markets. The HKSFC is also supported by the corporate affairs and legal services divisions.

Below are some of the participants in the securities and futures market that HKSFC regulates in achieving the regulatory objectives under the HKSFO:

•        Brokers, investment advisers, fund managers, and intermediaries carrying out the regulated activities as listed in “Licensing Regime Under the HKSFO — Types of Regulated Activities” below;

•        Listed companies;

•        Hong Kong Exchanges and Clearing Limited, and

•        Market participants (including investors).

Licensing Regime Under the HKSFO

The functions of the HKSFC, as a gatekeeper of standards for individuals and corporations seeking approval to enter into the securities and futures markets of Hong Kong, include the following:

•        grant licenses to those who are appropriately qualified and can demonstrate their fitness and properness to be licensed under the HKSFO;

•        maintain online a public register of licensed persons and registered corporations;

•        monitor the ongoing compliance of licensing requirements by licensees, substantial shareholders of licensed corporations, and directors of licensed corporations; and

•        initiate policies on licensing issues.

The HKSFC operates a system of authorizing corporations and individuals (through licenses) to act as financial intermediaries. Under the HKSFO, a corporation that is not an authorized financial institution (as defined in section 2(1) of the Banking Ordinance (Cap. 155) of Hong Kong) and is:

•        carrying on a business in a regulated activity (or holding out as carrying on a regulated activity), or

•        actively marketing, whether in Hong Kong or from a place outside Hong Kong, to the public such services it provides, would constitute a regulatory activity if provided in Hong Kong, must be licensed by the HKSFC to carry out that regulatory activity, unless one of the exemptions under the HKSFO applies.

In addition to the licensing requirements on corporations, any individual who: (i) performs any regulated function in relation to a regulated activity carried on as a business, or (ii) holds himself out as performing such regulated activity, must be licensed separately under the HKSFO as a Licensed Representative accredited to his principal.

Types of Regulated Activities

The HKSFO provides a licensing regime under which a person needs a license to carry on different types of regulated activities as specified in Schedule 5 of the HKSFO. The different types of regulated activities are set out as follows:

Type 1: dealing in securities;

Type 2: dealing in futures contracts;

Type 3: leveraged foreign exchange trading;

Type 4: advising on securities;

Type 5: advising on futures contracts;

Type 6: advising on corporate finance;

Type 7: providing automated trading services;

Type 8: securities margin financing;

Type 9: asset management;

Type 10: providing credit rating services;

Type 11: Dealing in OTC derivative products or advising on OTC derivative products; and

Type 12: Providing client clearing services for OTC derivative transactions.

OnePlatform Asset Management Limited engages in asset management, distributes HKSFC-authorized funds and offers discretionary portfolio management services. It holds a Type 1 (dealing in securities) license, a Type 4 (advising on securities) license and a Type 9 (asset management) license.

For application as a licensed corporation, the applicant has to be incorporated in Hong Kong or an overseas company registered with the Companies Registry of Hong Kong. The licensed corporation has to satisfy the HKSFC that it has proper business structure, good internal control systems and qualified personnel to ensure the proper management of risks that it will encounter in carrying on the proposed regulated activities as detailed in its business plan submitted to the HKSFC. Detailed guidelines to meet the requirements and expectations of the HKSFC are contained in the following publications of the HKSFC:

•        “Guidelines on Competence”;

•        “the Code of Conduct for Persons Licensed by or Registered with the Securities and Futures Commission,” or the Code of Conduct;

•        “the Management, Supervision and Internal Control Guidelines for Persons Licensed by or Registered with the HKSFC”;

•        “Corporate Finance Adviser Code of Conduct”; and

•        “Fund Manager Code of Conduct.”

Responsible Officers

For each regulated activity conducted by a licensed corporation, it must appoint no less than two responsible officers, and at least one of them must be an executive director, to directly supervise the business of such regulated activity. A responsible officer is an individual approved by the HKSFC to supervise the regulated activity or activities of the licensed corporation to which he or she is accredited. For each regulated activity of a licensed corporation, it should have at least one responsible officer available at all times to supervise the business.

Qualification and Experience Required for Being a Responsible Officer

A person who intends to apply to be a responsible officer must demonstrate that he or she fulfils the requirements on both competence and sufficient authority. An applicant should possess appropriate ability, skills, knowledge, and experience to properly manage and supervise the corporation’s regulated activity or activities. Accordingly, the applicant has to fulfil certain requirements on academic and industry qualifications, relevant industry experience, management experience, and local regulatory framework paper as stipulated by the HKSFC.

Managers-in-Charge of Core Functions, or MICs

A licensed corporation is required to designate certain individuals as MICs and provide to the HKSFC information about its MICs and their reporting lines. MICs are individuals appointed by a licensed corporation to be principally responsible, either alone or with others, for managing each of the following eight core functions of the licensed corporation:

(i)     overall management oversight;

(ii)    key business lines;

(iii)   operational control and review;

(iv)   risk management;

(v)    finance and accounting;

(vi)   information technology;

(vii)  compliance; and

(viii) anti-money laundering and counter-terrorist financing.

The management structure of a licensed corporation (including its appointment of MICs) should be approved by the board of the licensed corporation. The board should ensure that each of the licensed corporation’s MICs has acknowledged his or her appointment as MIC and the particular core function(s) for which he or she is principally responsible.

Fit and Proper Requirement

Persons who apply for licenses under the HKSFO must satisfy and continue to satisfy after the grant of such licenses by the HKSFC that they are fit and proper persons to be so licensed. Generally, a fit and proper person means one who is financially sound, competent, honest, reputable, and reliable. Section 129(1) of the HKSFO sets out a number of matters that the HKSFC shall have regard to in assessing the fitness and properness of a person, an individual, corporation, or institution, which includes:

•        financial status or solvency;

•        educational or other qualifications or experience having regard to the nature of the functions to be performed;

•        ability to carry on the regulated activity concerned competently, honestly, and fairly; and

•        reputation, character, reliability, and financial integrity of the applicant and other relevant persons as appropriate.

The above fit and proper criteria serve as the fundamental basis when the HKSFC considers each license or registration application. Detailed guidelines are contained in “the Fit and Proper Guidelines,” “the Licensing Information Booklet,” and “the Guidelines on Competence” published by the HKSFC.

The Fit and Proper Guidelines apply to a number of persons including the following:

•        an individual who applies for license or is licensed under Part V of the HKSFO;

•        a licensed representative who applies for approval or is approved as a responsible officer under Part V of the HKSFO;

•        a corporation which applies for license or is licensed under Part V of the HKSFO;

•        an authorized financial institution which applies for registration or is registered under Part V of the HKSFO;

•        an individual whose name is to be or is entered in the register maintained by the Hong Kong Monetary Authority under section 20 of the Banking Ordinance (Cap. 155) of Hong Kong; and

•        an individual who applies to be or has been given consent to act as an executive director of a registered institution under section 71C of the Banking Ordinance (Cap. 155 of Hong Kong).

Section 129(2) of the HKSFO empowers the HKSFC to take into consideration any of the following in considering whether a person is fit and proper:

•        decisions made by such relevant authorities as stated in section 129(2)(a) of the HKSFO or any other authority or regulatory organization, whether in Hong Kong or elsewhere, in respect of that person;

•        in the case of a corporation, any information relating to: (i) any other corporation within the group of companies; or (ii) any substantial shareholder or officer of the corporation or of any of its group companies;

•        in the case of a corporation licensed under section 116 or 117 of the HKSFO or registered under section 119 of the HKSFO or an application for such license or registration: (i) any information relating to any other person who will be acting for or on its behalf in relation to the regulated activity; and (ii) whether the person has established effective internal control procedures and risk management systems to ensure its compliance with all applicable regulatory requirements under any of the relevant provisions;

•        in the case of a corporation licensed under section 116 or section 117 of the HKSFO or an application for the license, any information relating to any person who is or to be employed by, or associated with, the person for the purposes of the regulated activity; and

•        the state of affairs of any other business which the person carries on or proposes to carry on.

The HKSFC is obliged to refuse an application to be licensed if the applicant fails to satisfy the HKSFC that the applicant is a fit and proper person to be licensed. The onus is on the applicant to make out a case that the applicant is fit and proper to be licensed for the regulated activity.

Continuing Obligations of Licensed Corporations

Licensed corporations, licensed representatives, and responsible officers must remain fit and proper as defined under the HKSFO at all times. They are required to comply with all applicable provisions of the HKSFO and its subsidiary rules and regulations as well as the codes and guidelines issued by the HKSFC. Outlined below are some of the key continuing obligations of the licensed corporations within the Group under the HKSFO:

•        maintenance of minimum paid-up share capital and liquid capital, and submission of financial returns to the HKSFC in accordance with the requirements under the Securities and Futures (Financial Resources) Rules (as discussed in more detail below);

•        maintenance of segregated account(s), and custody and handling of client securities in accordance with the requirements under the Securities and Futures (Client Securities) Rules (Chapter 571H of the Laws of Hong Kong);

•        maintenance of segregated account(s), and holding and payment of client money in accordance with the requirements under the Securities and Futures (Client Money) Rules (Chapter 571I of the Laws of Hong Kong);

•        maintenance of proper records in accordance with the requirements prescribed under the Securities and Futures (Keeping of Records) Rules (Chapter 571O of the Laws of Hong Kong); maintenance of insurance against specific risks for specified amounts in accordance with the requirements under the Securities and Futures (Insurance) Rules (Chapter 571AI of the Laws of Hong Kong);

•        payment of annual fees and submission of annual returns to the HKSFC within one month after each anniversary date of the license; and

•        implementation of appropriate policies and procedures relating to client acceptance, client due diligence, record keeping, identification, and reporting of suspicious transactions and staff screening, education, and training in accordance with the requirements under the Guideline on Anti-Money Laundering and Counter-Terrorist Financing issued by the HKSFC.

Obligation for Substantial Shareholders

A person shall, in relation to a corporation, be regarded as a substantial shareholder of the corporation if he, either alone or with any of his associates:

(i)     has an interest in shares in the corporation:

(a)     the aggregate number of which shares is equal to more than 10% of the total number of issued shares of the corporation; or

(b)    which entitles the person, either alone or with any of his associates and either directly or indirectly, to exercise or control the exercise of more than 10% of the voting power at general meetings of the corporation; or

(ii)    holds shares in any other corporation which entitles him, either alone or with any of his associates and either directly or indirectly, to exercise or control the exercise of 35% or more of the voting power at general meetings of the other corporation, or of a further corporation, which is itself entitled, either alone or with any of its associates and either directly or indirectly, to exercise or control the exercise of more than 10% of the voting power at general meetings of the corporation.

A person shall be regarded as being entitled to exercise or control the exercise of 35% or more of the voting power at general meetings of a corporation indirectly if he, either alone or with any of his associates, has an interest in shares in a further corporation which entitles him, either alone or with any of his associates, to exercise or control the exercise of 35% or more of the voting power at general meetings of the further corporation which is itself entitled, either alone or with any of its associates, to exercise or control the exercise of 35% or more of the voting power at general meetings of the first-mentioned corporation.

Under section 132 of the HKSFO, a person (including a corporation) has to apply for HKSFC’s approval prior to becoming or continuing to be, as the case may be, a substantial shareholder of a corporation licensed under section 116 of the HKSFO. A person who has become aware that he has become a substantial shareholder of a licensed corporation without HKSFC’s prior approval should, as soon as reasonably practicable and in any event within three Business Days after he becomes so aware, apply to the HKSFC for approval to continue to be a substantial shareholder of the licensed corporation.

Trading Rights

In addition to the licensing requirements under the HKSFO, the rules promulgated by the SEHK and the HKFE require any person who wishes to trade on or through their respective facilities to hold a trading right, or Trading Right. The Trading Right confers on its holder the eligibility to trade on or through the relevant exchange. However, the holding of a Trading Right does not, of itself, permit the holder to actually trade on or through the relevant exchange. In order to do this, it is also necessary for the person to be registered as a participant of the relevant exchange in accordance with its rules.

Stock Exchange Trading Rights and Futures Exchange Trading Rights are issued by the SEHK and HKFE at a fee and in accordance with the procedures set out in their respective rules. Alternatively, Stock Exchange Trading Rights and Futures Exchange Trading Rights can be acquired from existing Trading Right holders subject to the rules of the respective exchanges

Supervision by the HKSFC

HKSFC supervises licensed corporations and intermediaries operating in the market. HKSFC conducts on-site inspections and off-site monitoring to ascertain and supervise intermediaries’ business conduct and compliance with relevant regulatory requirements and to assess and monitor the financial soundness of intermediaries.

Disciplinary Power of the HKSFC

Under Part IX of the HKSFO and subject to the due process for exercising disciplinary powers laid down in section 198 of the HKSFO, the HKSFC may exercise any of the following disciplinary actions against a regulated person (including a licensed person or a registered institution) if that person is found to be guilty of misconduct or the HKSFC is of the opinion that a regulated person is not fit and proper to be or remain the same type of regulated person (sections 194 and 196 of the HKSFO):

•        revocation or suspension of a license or a registration;

•        revocation or suspension of part of a license or registration in relation to any of the regulated activities for which a regulated person is licensed or registered;

•        revocation or suspension of the approval granted to a responsible officer;

•        public or private reprimand on a regulated person;

•        prohibition of a regulated person from applying to be licensed or registered or to be approved as a responsible officer;

•        prohibition of a regulated person from applying to be given consent to act or continue to act as an executive officer of a registered institution;

•        prohibition of a regulated person from re-entry to be licensed or registered; and

•        pecuniary penalty of not exceeding the amount of HK$10 million or three times the amount of the profit gained or loss avoided as a result of the misconduct.

Real Estate Agency Regulation

OnePlatform International Property Limited is exempt from the requirement to obtain an estate agent’s license or a salesperson’s license from the Estate Agents Authority (“EAA”) under the Estate Agents Ordinance (Cap. 511), as its agency activities are solely for overseas properties. The Estate Agents Ordinance (Cap. 511) provides for the setting up of EAA to regulate the practices of estate agents and salespersons through the implementation of a licensing system. The persons are required to hold a valid license issued by EAA if they engage in estate agency work in relation to properties both inside and outside Hong Kong. According to Cap. 511B — Estate Agents (Exemption from Licensing) Order, OnePlatform International Property Limited is exempt from the requirement to hold a license.

Money Lending Regulation

The Money Lenders Ordinance (Chapter 163 of the Laws of Hong Kong) (the “MLO”) and the Money Lenders Regulations (Chapter 163A of the Laws of Hong Kong) (the “MLR” and together with the MLO, the “Relevant Statutes,”) are the principal laws which govern money lending businesses in Hong Kong. The Relevant Statutes provide that, subject to certain exemptions, a person carrying on business as a money lender in Hong Kong must obtain a license to carry on such business under the MLO (i.e., a Money Lenders License). The Relevant Statutes also provide for, amongst other things:

•        the control and regulation of money lenders and their money lending transactions;

•        the appointment of the Registrar of Money Lenders and the licensing of persons carrying on business as money lenders; and

•        the protection and relief against excessive interest rates and extortionate stipulations in respect of loans.

The MLR govern administrative matters in relation to the operation of money lender businesses, including applications and renewals of Money Lender Licenses. Hong Kong Credit Corporation Limited and OnePlatform Credit Limited hold Money Lenders Licenses and are obligated to follow such requirements when making relevant applications and conducting their money lending business.

Governing Authorities

There are three principal authorities involved in the regulation of the money lending industry in Hong Kong and the enforcement of the relevant laws, namely:

•        the Licensing Court — comprising a magistrate sitting alone and responsible for determination of applications for and granting or renewing of Money Lenders Licenses;

•        the Registrar of Money Lenders — responsible for processing new applications and renewal applications for Money Lenders Licenses, endorsements on Money Lenders Licenses and maintaining a register of money lenders for inspection by members of the public. The Registrar of Companies presently performs the above functions of the Registrar of Money Lenders; and

•        the Commissioner of Police — responsible for carrying out investigations in respect of applications for Money Lenders Licenses, and enforcement of the MLO.

Licensing History and Compliance with the Money Lenders Ordinance

The TAG Business’s money lending business is conducted by TAG Asia Capital Holdings Limited’s wholly-owned subsidiaries, Hong Kong Credit Corporation Limited and OnePlatform Credit Limited. Hong Kong Credit Corporation Limited commenced its money lending business on 26 May 2016 after obtaining its Money Lenders License. The Money Lenders License of Hong Kong Credit Corporation Limited has been successfully renewed annually and is valid until May 26, 2022. OnePlatform Credit Limited commenced its money lending business on May 24, 2016 after obtaining its Money Lenders Licence. The Money Lenders License of OnePlatform Credit Limited has been successfully renewed annually and is valid until May 24, 2022. The management of the TAG Business expects that further renewal of both Money Lenders Licenses will be routine.

Pursuant to section 23 of the MLO, a money lender shall not be entitled to recover any money lent by it or any interest in respect thereof or to enforce any agreement made or security taken in respect of any loan unless it can show that at the date of the loan or the making of the agreement or the taking of the security (as the case may be) it had a Money Lenders License. However, if the court is satisfied that given the circumstances it would be inequitable if a money lender that was not licensed at the relevant time was not entitled to recover such money or interest or to enforce such agreement or security, a court may order that the money lender is entitled to recover such money or interest or to enforce such agreement or security to such extent, and subject to such modifications or exceptions, as the court considers equitable.

Money Lenders License

The MLO prohibits a person from carrying on business as a money lender (i) without a Money Lenders License; (ii) at any premises other than that specified in the Money Lenders License; or (iii) otherwise than in accordance with the conditions of the Money Lenders License. Every Money Lenders License shall authorize the person or entity named therein to carry on business as a money lender for a period of 12 months from the day it is granted, or from the day immediately following the previous expiry date in the case of a renewed license. A Money Lenders License is not generally transferable and a licensee may apply for the renewal of its license within a period of three months prior to the expiration of its Money Lenders License.

Regulations of Money Lending Transactions

(I) Money Lenders Ordinance

The MLO imposes a number of regulations on the transactions and arrangements which may be conducted by a licensed money lender, such as, including but not limited to, the following:

(a) Requirement of a written agreement

Section 18 of the MLO provides that no agreement for the repayment of money lent by a money lender or for the payment of interest on money so lent, and no security given to any money lender in respect of any such agreement or loan shall be enforceable unless a note or written memorandum of the agreement (containing the information specified in the MLO) is signed personally by the borrower within seven days after making of the agreement, and a copy of such note or memorandum is given to the borrower at the time of signing. The note or memorandum shall contain all the terms of the agreement and in particular shall set out:

(i)     the name and address of the money lender;

(ii)    the name and address of the borrower;

(iii)   the name and address of the surety, if any;

(iv)   the amount of the principal of the loan in words and figures;

(v)    the date of the making of the agreement;

(vi)   the date of the making of the loan;

(vii)  the terms of repayment of the loan;

(viii) the form of security for the loan, if any;

(ix)   the rate of interest charged on the loan; and

(x)    a declaration as to the place of negotiation and completion of the agreement for the loan.

Section 18(3) of the MLO states that, if the court before which the enforceability of any agreement or security comes into question is satisfied that in all the circumstances it would be inequitable that any such agreement or security which does not comply with section 18 should be held not to be enforceable, the court may order that such agreement is enforceable to such extent, and subject to such modifications or exceptions, as the court considers equitable.

(b) Duty to give information to borrower

Section 19 of the MLO stipulates that a licensed money lender shall, on demand in writing being made by the borrower provide a statement signed by the licensed money lender or their agent, to the borrower or any other person specified by the borrower in the borrower’s demand, showing certain information including but not limited to:

(i)     the date on which the loan was made, the amount of principal and the interest rate charged;

(ii)    the amount of any payments already received by the money lender and the date(s) of such payments; and

(iii)   the amount not yet due which remains outstanding, and the date on which it will become due.

A licensed money lender who fails to comply with section 19 of the MLO without reasonable excuse within one month after the demand has been made by the borrower shall not, as long as the default continues, be entitled to sue the borrower or recover any sum due, whether for principal or interest, under the agreement, and that interest shall not be chargeable during the period of default.

(c) Borrowers entitled to early repayment

Section 21 of the MLO provides that any borrower under any agreement for the loan of money by a licensed money lender is entitled to, by giving written notice to the licensed money lender at any time, make early repayment of all outstanding principal under the agreement together with the relevant interest calculated up to the date of such early payment to discharge the borrower’s indebtedness under the agreement.

(d) Terms rendering an agreement illegal

Section 22 of the MLO renders any agreement made for the loan of money by a money lender illegal if it provides directly or indirectly for:

(i)     the payment of compound interest;

(ii)    prohibition of repayment of the loan by instalments; or

(iii)   the rate or amount of interest being increased by reason of any default in

(iv)   the payment of sums due under the agreement.

However, if default is made in the payment upon the due date of any sum payable under the agreement, whether in respect of principal or interest, the money lender shall be entitled to charge simple interest, on that sum from the date of the default until the sum is paid at an effective rate not exceeding the effective rate payable in respect of the principal apart from any default, and any interest so charged shall not be reckoned for the purposes of the MLO as part of the interest charged in respect of the loan. According to section 2 of the MLO, the effective interest rate, in relation to interest, means the true annual percentage rate of interest calculated in accordance with Schedule 2 of the MLO.

However, when deciding on the legality of any agreement, if the court is satisfied that in all the circumstances of a particular case, it would be inequitable for any agreement which does not comply with section 22 of the MLO to be held unenforceable, the court may order that such agreement is enforceable to such extent, and subject to such modifications or exceptions, as the court considers equitable.

(e) Maximum interest rate chargeable by a money lender

Section 24 of the MLO stipulates that it is a criminal offence for any person (whether a licensed money lender or not) who is subject to the MLO to lend or offer to lend money at an effective rate of interest which exceeds 60% per annum. No agreement for the repayment of, or for the payment of interest on, any such loan and no security given in respect of any such agreement or loan shall be enforceable in any case.

(f) Authority of the court to re-open loan transactions as it may think fit

Section 25 of the MLO provides that if in any proceedings for the recovery of any money lent or the enforcement of any agreement or security in respect of any loan, the court is satisfied the transaction is extortionate, the court may re-open the transaction and make such orders and give such directions as it may think fit. A transaction is extortionate if (i) it requires the borrower or his or her relative to make payments (whether unconditionally or on certain contingencies) which are grossly exorbitant; or (ii) it otherwise grossly contravenes ordinary principles of fair-dealing. Any agreement for the repayment of a loan or for the payment of interest on a loan in respect of which the effective rate of interest exceeds 48% per annum shall be presumed to be a transaction which is extortionate.

(g) Requirements with respect to money-lending advertisements

Section 26 of the MLO provides for certain requirements with which a money lender must comply with respect to any advertisement, circular, business letter or other similar document that it issues or publishes for the purposes of its business as a money lender.

(h) Incidental charge for granting of loans not allowed

Section 27 of the MLO renders any agreement entered into between a licensed money lender and a borrower (or intending borrower) to provide for the payment by the borrower to the licensed money lender of any sum for or on account of costs, charges or expenses (other than stamp duties or similar duties) incidental to or relating to the negotiations for or the granting of the loan or proposed loan or the guaranteeing or securing of the repayment thereof illegal. It is also illegal for any licensed money lender or their partner, employer, employee, principal or agent or any person acting for or in collusion with any licensed money lender to charge, recover or receive any sum as for or on account of any such costs, charges or expenses (other than stamp duties or similar charges) or to demand or receive any remuneration or reward whatsoever from a borrower or intending borrower for or in connection with or preliminary to procuring, negotiating or obtaining any loan made or guaranteeing or securing the repayment of a loan.

(i) Exempt loans from the provisions of the Money Lenders Ordinance

As detailed in Part 2, Schedule I of the MLO, certain types of loans are exempted from the provisions of the MLO (except sections 24 and 25 as described above, which apply to any person (whether a licensed money lender or not)) unless exempt. These types of loans include, amongst others, (i) loans made bona fide by an employer to its employee; (ii) loans made to a company secured by certain registrable mortgages, charges, liens or other encumbrances; (iii) loans made under bona fide credit card schemes; (iv) loans made bona fide for the purchase of immovable property on the security of a mortgage; (v) loans made to a company the shares or debentures of which are listed on a recognized stock market; and (vi) loans made to a company that has a paid-up share capital of not less than HK$1.0 million or an equivalent amount.

(j) Conviction of offence under the Money Lenders Ordinance

Section 29 of the MLO sets out certain provisions which if breached would be offences. These include (but are not limited to) carrying on a business as a money lender without a license, providing false information in respect of an application for a license, failure to make a note or memorandum in writing of an agreement in compliance with section 18, failure to provide a borrower with a statement in compliance with section 19, publishing an advertisement in contravention of section 26 and charging a borrower for costs, charges or expenses in contravention of section 27 of the MLO.

(k) Compliance

Hong Kong Credit Corporation Limited and OnePlatform Credit Limited have employed the services of an external law firm to review their standard money lending documentation to ensure that such documentation is in compliance with the requirements of the MLO. Thus far, they have not been the subject of any enforcement procedures under the MLO.

(II) Money Lenders Regulations

The MLR govern administrative matters in relation to the operation of money lender businesses, including applications and renewals of Money Lenders Licences. Hong Kong Credit Corporation Limited and OnePlatform Credit Limited have to follow such requirements when making relevant applications and conducting their money lending business.

(III) Code of Money Lending Practice

The Code of Money Lending Practice (the “Code”), is issued by The Hong Kong S.A.R. Licensed Money Lenders Association Limited (the “LMLA”), and is a non-statutory code issued on a voluntary basis observed by members of the LMLA. The Code sets out certain best practices for money lending services, and the major clauses of the Code include:

(i)     the terms and conditions should, where applicable, highlight the relevant interest rates or the basis on which this will be determined, and the customers’ liabilities and obligations in the use of a service. In drawing up terms and conditions for the services, members should have due regard to applicable laws in Hong Kong;

(ii)    licensed money lenders should at all times comply with the Personal Data Privacy Ordinance (Chapter 486 of the Laws of Hong Kong) in the collection, use and holding of customer information. They should also comply with any relevant codes of practice issued or approved by the Privacy Commissioner for Personal Data giving practical guidance on compliance with the Personal Data Privacy Ordinance;

(iii)   approval of loans should be subject to members’ credit assessment, which should take into account the applicant’s ability to repay. Licensed money lenders should endeavor to ensure that a prospective borrower understands the principal terms and conditions of any borrowing arrangement, such as the interest rates and terms of repayment; and

(iv)   licensed money lenders should have proper systems and procedures in place for the selection of debt collection service providers and the monitoring of their performance. They should also establish procedures to handle complaints received from customers and should bring apparently illegal behavior by debt collection service providers to the attention of the police.

Fintech

Fintech itself is a holding company, and the companies in which it holds shareholdings are subject to regulations in the markets in which they operate. Its operating subsidiary, Tandem Fintech Limited, provides a platform for the TAG Business’s licensed entities, including OnePlatform Wealth Management Limited and OnePlatform Asset Management, to conduct business and is not itself a licensed entity in Hong Kong.

Regulation of Licensed Corporations in Hong Kong

The laws and regulations to which licensed corporations are subject in Hong Kong provide for the following:

•        A licensed corporation and any associated entity of the licensed corporation must maintain segregated account(s), and custody and handling of client securities in accordance with the requirements of the Securities and Futures (Client Securities) Rules (Chapter 571H of the Laws of Hong Kong) (SFCSR). The SFCSR sets out how intermediaries and any associated entity of the licensed corporation should manage client securities and securities collateral that are listed or traded on the SEHK, and are received or held in Hong Kong by or on behalf of the intermediary or any associated entity of the licensed corporation in the course of the conduct of any regulated activity for which the intermediary is licensed or registered.

•        A licensed corporation and any associated entity of the licensed corporation must maintain segregated account(s), and holding and payment of client money in accordance with the requirements under the Securities and Futures (Client Money) Rules (Chapter 571I of the Laws of Hong Kong) (SFCMR). The SFCMR sets out the requirements to ensure proper handling of client money.

•        A licensed corporation must issue contract notes, statements of accounts and receipts in accordance with the requirements under the Securities and Futures (Contract Notes, Statements of Account and Receipts) Rules (Chapter 571Q of the Laws of Hong Kong) (SFCNR) unless an exemption applies.

•        A licensed corporation must keep records in accordance with the requirements under the Securities and Futures (Keeping of Records) Rules (Chapter 571O of the Laws of Hong Kong) (SFKRR). The SFKRR requires licensed corporations to keep proper records.

•        A licensed corporation must submit its audited accounts and other required documents in accordance with the requirements under the Securities and Futures (Accounts and Audit) Rules (Chapter 571P of the Laws of Hong Kong) (SFAAR).

•        Licensed corporations are required to comply with applicable anti-money laundering laws and regulations in Hong Kong. The four main pieces of legislation that apply to licensed corporations in Hong Kong that are concerned with anti-money laundering and counterterrorist financing are the Anti-Money Laundering and Counter-Terrorist Financing Ordinance (the “AMLO”), Cap. 615, the Drug Trafficking (Recovery of Proceeds) Ordinance (Chapter 405 of the Laws of Hong Kong) (the “DTROP”), the Organised and Serious Crimes Ordinance (Chapter 455 of the Laws of Hong Kong) (the “OSCO”) and the United Nations (Anti-Terrorism Measures) Ordinance (Chapter 575 of the Laws of Hong Kong) (the “UNATMO”).

•        A licensed corporation must maintain insurance against specific risks for specific amounts in accordance with the requirements under the Securities and Futures (Insurance) Rules (Chapter 571AI of the Laws of Hong Kong) unless exempt. A licensed corporation must notify the HKSFC of certain changes and events, in accordance with the requirements under the Securities and Futures (Licensing and Registration) (Information) Rules (Chapter 571S of the Laws of Hong Kong).

PRC Regulations

The laws of the People’s Republic of China (“PRC”) regulate and require licensing for persons who engage in the investment management and investment advisory business in the PRC. However, PRC laws do not require registration or licensing in the PRC for persons who provide investment advisory services in jurisdictions outside of the PRC, including Hong Kong. Currently, OnePlatform Wealth Management Limited and OnePlatform Asset Management Limited have no operations in the PRC and are therefore not subject to PRC regulations.

Regulation Related to Personal Data

The nature of the TAG Business’s business inevitably requires that it collects, keeps, and make use of its customers’ and potential customers’ personal data on a frequent and regular basis. As a result, the TAG Business has to follow the data protection principles of the Personal Data Privacy Ordinance (Chapter 486 of the Laws of Hong Kong) (the “PDPO”). The TAG Business informs its customers of their rights under the PDPO and the purpose for which their data may be used.

Although the TAG Business owes a duty of confidentiality to its customers under the relevant laws and regulations on protection of data privacy as well as under the general law of confidentiality, it is required, and is entitled to report any suspicious cases to the relevant authorities. Legislation in Hong Kong, such as the AMLO, DTROP, OSCO, and UNATMO require that disclosure of certain suspicious transactions be made under the legislation. Such disclosures are not to be treated as a breach of any restriction upon the disclosure of information imposed by contract or by any enactment, rule of conduct or other legislation provision, and any person making such disclosure shall not be liable in damages for any loss which may arise out of such disclosure.

Further, section 58 of the PDPO provides that if personal data is used for any of the purposes referred to in section 58(1) of the PDPO (which includes but is not limited to prevention or detection of crime, prosecution or detention of offenders, and prevention, preclusion or remedying of unlawful or seriously improper conduct or dishonesty or malpractice by persons, etc.) (“Exempted Matters”) and the application of the personal data protection principle in relation to such use would likely prejudice any of the Exempted Matters, then: (i) such personal data is exempted from the provisions of such data protection principle; and (ii) if there are proceedings against any person for a contravention of any of those provisions of the PDPO, it shall be a defence if that person can show that they have reasonable grounds for believing that failure to so use the data would have been likely to prejudice any of the Exempted Matters.

Part 6A of the PDPO imposes regulations on the use and provision of personal data in direct marketing. Under Part 6A, if customers’ personal data is intended to be used in direct marketing, customers must be notified and their consent must be obtained before using or transferring any of their personal data to another person. Furthermore, customers must be notified of their opt-out right when using their personal data in direct marketing for the first time. Customers are entitled to require the TAG Business to cease using their personal data at any time. Customers shall not be charged for compliance with Part 6A of the PDPO.

Regulation Related to Employment and Labor Protection

Employment Ordinance (Chapter 57 of the Laws of Hong Kong)

The Employment Ordinance (Chapter 57 of the Laws of Hong Kong) (the “EO”) is an ordinance enacted for, amongst other things, the protection of the wages of employees and the regulation of the general conditions of employment and employment agencies. Under the EO, an employee is generally entitled to, amongst other things, notice of termination of his or her employment contract; payment in lieu of notice; maternity protection in the case of a pregnant employee; not less than one rest day in every period of seven days; severance payments or long service payments; sickness allowance; statutory holidays or alternative holidays; and paid annual leave of up to 14 days depending on the period of employment.

Employees’ Compensation Ordinance (Chapter 282 of the Laws of Hong Kong)

The Employees’ Compensation Ordinance (Chapter 282 of the Laws of Hong Kong) (the “ECO”) is an ordinance enacted for the purpose of providing for the payment of compensation to employees injured in the course of employment. As stipulated by the ECO, no employer shall employ any employee in any employment unless there is in force in relation to such employee a policy of insurance issued by an insurer for an amount not less than the applicable amount specified in the Fourth Schedule of the ECO in respect of the liability of the employer. According to the Fourth Schedule of the ECO, the insured amount shall be not less than HK$100,000,000 per event if a company has no more than 200 employees. Any employer who contravenes this requirement commits a criminal offence and is liable on conviction to a fine of HK$100,000 and imprisonment for two years. An employer who has taken out an insurance policy under the ECO is required to display a prescribed notice of insurance in a conspicuous place on each of its premises where any employee is employed. Any employer who, without reasonable cause, contravenes this requirement commits a criminal offence and is liable on conviction to a fine of HK$10,000. The TAG Business believes that it has taken sufficient employee compensation insurance for its employees required under the ECO.

Mandatory Provident Fund Schemes Ordinance (Chapter 485 of the Laws of Hong Kong)

The Mandatory Provident Fund Schemes Ordinary (Chapter 485 of the Laws of Hong Kong (the “MPFSO”) is an ordinance enacted for the purposes of providing for the establishment of non-governmental mandatory provident fund schemes, or the MPF Schemes. The MPFSO requires every employer of an employee (other than exempt persons) of 18 years of age or above but under 65 years of age to take all practical steps to ensure the employee becomes a member of a registered MPF Scheme. Subject to the minimum and maximum relevant income levels, it is mandatory for both employers and their employees to contribute 5% of the employee’s relevant income to the MPF Scheme. For a monthly-paid employee, the maximum relevant income level is HK$30,000 per month and the maximum amount of contribution payable by the employer to the MPF Scheme is HK$1,500. Any employer who, without reasonable cause, contravenes this requirement commits a criminal offence and is liable on conviction to a fine of HK$350,000 and imprisonment for three years, and to a daily penalty of HK$500 for each day on which the offence is continued. As of the date of this proxy statement, the TAG Business believes that it has made all contributions required under the MPFSO.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE TAG BUSINESS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations is intended to help you understand the results of operations and financial condition of the TAG Business for the six months ended June 30, 2022 and 2021, and the years ended December 31, 2021 and 2020.

Overview

The TAG Business has, to date, sat within a broader portfolio of platforms that provides products and infrastructure for marketplaces that bring together producers and consumers, encompassing business-to-business, financial technology (fintech), healthcare, and retail. The TAG Business serves over 400,000 individual and corporate customers and offers 1,800 financial products. Most TAG Business customers remain active as of the date of this proxy statement, as the TAG Business has maintained sales activities with such customers within the past 12 months.

The TAG Business currently operates two lines of business, comprising of:

The B2B business, through OPH and its subsidiaries operates under the OnePlatform brand, and offers a full-service platform to banks, other financial institutions, brokers and individual independent financial advisors to advise and serve their retail clients. Its technology-enabled platform offers a wide range of financial products, covering life insurance, pensions, property-casualty insurance, stock brokerage, mutual funds, money lending, and real estate agency.

The B2B business mainly covers four core areas:

1.      Insurance Brokerage, through its subsidiary OnePlatform Wealth Management Limited;

2.      Asset Management, through its subsidiaries OnePlatform Asset Management Limited and Kerberos (Nominee) Limited;

3.      Real Estate Agency, through its subsidiary OnePlatform International Property Limited; and

4.      Money Lending, through its subsidiaries Maxthree Limited, OnePlatform Credit Limited, Trendy Reach Holdings Limited, Profit Vision Limited and Hong Kong Credit Corporation Limited.

The Fintech business manages an ensemble of financial technology investments and operates through its subsidiaries, TAG Technologies Limited, Tandem Money Hong Kong Limited, and Tandem Fintech Limited, a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing. The core Fintech assets are:

1.      An investment in Tandem, a UK digital bank;

2.      An investment in CurrencyFair, a peer-to-peer remittance company;

3.      An investment in Oscar, a US direct-to-consumer digital health insurer;

4.      An investment in Goxip, a fashion media platform based in Hong Kong; and

5.      A previous investment in Nutmeg, a UK-based digital wealth manager, focused on robo-advisory and digital wealth management services. As of the date of this proxy statement, this investment is no longer held by Fintech, with the cash realized from the sale of the investment; and

6.      An investment in HCMPS, a healthcare management organization based in Hong Kong.

Fintech also launched and operated Tandem Hong Kong in November 2020 as a health and wealth management platform that serves as a gateway to expand the TAG Business’s market share by acquiring new members through digital channels and enhancing customer experience. Tandem Hong Kong aggregates a broad spectrum of services and value-added information in health, insurance, investments and social sharing. It has acquired approximately 35,000 members since its launch.

While the Post-Combination Company will operate as a separate company from the Legacy Group following the Business Combination, several existing support arrangements and agreements between certain subsidiaries of the TAG Business and certain members of the Legacy Group will continue. See “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business.” Both AGBA and TAG expect the Post-Combination Company to benefit from collaboration, cross-selling, and knowledge sharing opportunities between the Post-Combination Company and the Legacy Group.

B2B

The B2B business through OPH and its subsidiaries, offers a full-service platform to financial institutions, brokers, and independent financial advisors to advise and serve their retail customers. Its financial services and investment products mainly comprise mutual fund distributions, portfolio management, money lending, insurance and Mandatory Provident Fund (MPF) products, and international real estate referral and brokerage services. Each of OPH’s key operating subsidiaries are discussed below.

OnePlatform Asset Management Limited offers financial products and provides discretionary management services to retail customers in Hong Kong (the “Asset Management Business”). It primarily distributes mutual funds denominated in HK$, US$, and other currencies. The total number of registered clients as of December 31, 2020 and 2021 and June 30, 2022 was 4,955, 4,937 and 4,811, respectively. As of June 30, 2022, the aggregate value of financial products (mainly mutual funds) distributed and managed by the business was approximately US$418 million (HK$3,262 million). This represented a decrease of 28.1% from US$581 million (HK$4,536 million) aggregate value financial products (mainly mutual funds) distributed and managed by the business for the year ended December 31, 2021. This decrease was mainly attributable to the significant growth of the asset management business, strong fund performance, and an overall recovery of investment confidence which accompanied the roll-out of COVID-19 vaccines in early 2021.

Hong Kong Credit Corporation Limited (“HKCC” or the “Money Lending Business”), offers mortgage loans to retail customers in Hong Kong. As of June 30, 2022, HKCC’s aggregate loan value amounted to US$1.6 million (HK$12.4 million), representing a drop of 59.0% compared to the amount as of December 31, 2021 of US$3.9 million (HK$30.4 million). These decreases are primarily attributable to the reduced loan origination since the fourth quarter of 2020 and continuing in 2021 as a result of the tighter measures implemented to mitigate risk from the unstable global economy and interest rate fluctuation.

Between 2019 and the date of this proxy statement, OnePlatform Wealth Management Limited (“OWM” or the “Insurance Brokerage Business”), underwent a business transformation to become a platform that offers a full suite of life insurance, property-casualty insurance brokerage, and MPF products. This transformation is primarily attributable to the company’s reactivation of its insurance and MPF licenses issued by the Insurance Authority and the MPF Authority of Hong Kong (see “Information about the TAG Business — Segments of B2B”). OWM has built a one-of-a-kind infrastructure in product intelligence, transaction operations, and technology support to serve the internal distribution channel of the Legacy Group, including CFS, and to serve external corporate customers in Hong Kong. In addition to the platform infrastructure that the entity offers its customers, its decades-long capabilities in training and talent development will also be offered to clients.

OnePlatform International Property Limited is a real estate agency based in Hong Kong, which sells properties mainly in the UK, Australia, Japan, Malaysia, Thailand, and Cambodia (the “Real Estate Agency Business”). Established in 2014, the business provides one-stop sales, leasing, agency, and advisory services for international real estate. It primarily sources international properties and expands its customer base and connects with purchasers mainly by organizing seminars and marketing events in Hong Kong. Approximately 12 – 74 overseas properties were sold in each of the years 2020 and 2021.

Fintech

The Fintech business has collected an ensemble of valuable fintech assets in its investment portfolio. Fintech’s management team has strived to establish the business as a leading name in the fintech investment sector. An overview of the fintech portfolio is shown as below:

	Carrying amount(1) in US$ thousands
	December 31, 2020	December 31, 2021	June 30, 2022
Tandem Money Limited(2)	12,435	17,912	16,105
Nutmeg Saving and Investment Limited(3)	48,980	—	—
CurrencyFair Limited(4)	5,435	5,790	11,605
Oscar Health Inc.(5)	20,270	7,795	4,221
Goxip Inc.(6)	1,277	1,271	1,265
HCMPS Healthcare Holdings Limited(7)	—	523	520

Notes:

(1)      Carrying amount represents Fintech’s attributable interest in the investment portfolio asset.

(2)      Tandem Money Limited (Tandem) is a challenger bank in the United Kingdom, offering a full suite of products across saving and lending.

(3)      Nutmeg Saving and Investment Limited (Nutmeg) is a United Kingdom-based digital wealth manager, focused on robo-advisory and digital wealth management services. However, Fintech no longer holds an investment in Nutmeg as of the date of this proxy statement, with the cash realized from the sale of the investment. See “Information about the TAG Business — Nutmeg”.

(4)      CurrencyFair Limited is a technology-driven currency exchange and international payments company based in Ireland.

(5)      Oscar Health Inc. (formerly known as Mulberry Health Inc.) is a digital health insurance company based in New York that utilizes technologies including telemedicine. This healthcare focused technology allows easier customer interfacing and transparent claims pricing systems.

(6)      Goxip Inc. is a fashion media platform based in Hong Kong used by over one million high-end fashion shoppers. Its digital marketing arm matches key opinion leaders with marketers and brands for launching and monetizing marketing campaigns.

(7)      HCMPS Healthcare Holdings Limited is a healthcare management organization based in Hong Kong, which offers its patients a full range of medical services, including general services, specialist services, physiotherapy, Chinese medicine, dental, vaccination, X-ray, laboratories, and imaging services.

Tandem Hong Kong

Tandem Hong Kong is a digital B2C health and wealth platform launched in November 2020, which provides a comprehensive suite of wealth management services to consumers with a health focus. Tandem Hong Kong aims to offer customers an integrated financial solution with health-related services as the foundation, and through this solution improve the sales of health and life insurance products as well as cross-selling from other business units through Tandem Hong Kong. Tandem Hong Kong generated no revenue during the years ended December 31, 2021 and 2020.

Basis of Presentation

The accompanying historical combined financial statements of the TAG Business included in this proxy statement were derived from the combined financial statements and accounting records of the TAG Business. These combined financial statements reflect the combined historical results of operations, financial positions, and cash flows of B2B and Fintech Business as they were historically managed in conformity with U.S. GAAP. Therefore, the historical combined financial information may not be indicative of the future performance of the TAG Business or the Post-Combination Company and does not necessarily reflect what the combined results of operations, financial condition, and cash flows would have been had the TAG Business operated as a separate, publicly traded company during the periods presented, particularly because of changes that are expected in the future as a result of the Business Combination, including changes in the financing, cash management, operations, cost structure, and talent needs of the TAG Business.

The combined financial statements of the TAG Business include certain assets and liabilities that have historically been held as part of the larger Legacy Group but are specifically identifiable or otherwise allocable to the TAG Business.

The new infrastructures and initiatives developed by the Legacy Group in recent years will remain accessible to the Post-Combination Company. Additionally, the TAG Business expects that the administrative services agreements implemented between certain subsidiaries of the Legacy Group, such as TAG Financial Holdings Limited will continue after the Business Combination and until either party thereto provides one month written notice of termination, to ensure continued smooth operation of the carved-out TAG Business and the remaining Legacy Group entities on a stand-alone basis. The scope of services included in these services agreements includes administrative support such as office space and other office essentials for the key operating subsidiaries of the Post-Combination Company’s business. The cost of these services is generally allocated to the TAG Business based on the proportion of manpower and actual utilization of support. See “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business — Administrative Services Agreements.” Both the TAG Business and the Legacy Group consider these allocations a reasonable reflection of the benefits received by the TAG Business during the periods presented.

COVID-19 Pandemic

Management of the TAG Business is closely monitoring the global public health response and economic impacts of COVID-19. There is significant uncertainty related to the economic outcomes from this global pandemic, including the response of the national, regional, and local governments as well as regulators and stock exchanges. Despite this uncertainty, the management of the TAG Business has taken proactive measures to respond to the pandemic and believes that the TAG Business and its subsidiaries are well positioned to continue serving its clients in the same manner as its clients have come to expect. See “Information about the TAG Business — COVID-19 Response” for additional information on the measures that the TAG Business has taken in response to the pandemic.

The COVID-19 pandemic has had, and continues to have, a significant impact on the economies and the communities in which the TAG Business operates, particularly Hong Kong. While the pandemic’s long-term effects on the macroeconomic environment have yet to be fully determined and could continue for months or years, the management of the TAG Business expects that the pandemic and governmental programs created as a response to the pandemic, may affect key aspects of its business, including decreased customer demand, unpredictable liquidity for the TAG Business, and stress on its employees. Such effects, if they continue for a prolonged period, may have a material adverse effect on the business and results of operations of the TAG Business. For additional discussion of these risks, see “Risk Factors — Risk Factors Relating to the TAG Business — Given the significant global health, market, employment and economic impacts of the COVID-19 pandemic and the uncertainty of its duration, the TAG Business may experience negative impacts to its financial and operating performance and business prospects.”

Financial Condition

The period-over-period balance sheet analysis presented below should be reviewed in conjunction with the TAG Business’s unaudited condensed combined financial statements for the six months ended June 30, 2022 and 2021, and the TAG Business’s audited combined financial statements for the years ended December 31, 2021 and 2020, and the notes thereto included elsewhere in this proxy statement. The following table sets forth the TAG Business’s key balance sheet items as of June 30, 2022 and December 31, 2021 and 2020:

	As of
	June 30, 2022	December 31, 2021	Variance
	(US$ in thousands)		$	%
Current assets:
Cash and cash equivalents	$15,210	$38,596	-23,386	-60.59
Restricted cash	35,119	34,486	633	1.84
Loans receivable, net	514	124	390	314.52
Earnest deposit	—	7,182	-7,182	-100.00
Consideration receivable	—	1,861	-1,861	-100.00
Others	1,887	1,530	357	23.33
Total current assets	52,730	83,779	-31,049	-37.06

Non-current assets:
Loans receivable, net	1,075	3,785	-2,710	-71.60
Property and equipment, net	7,417	1,654	5,763	348.43
Long-term investments, net	33,715	33,292	423	1.27
Total non-current assets	42,207	38,731	3,476	8.97
Total assets	94,937	122,510	-27,573	-22.51

Current liabilities:
Escrow liabilities	35,119	34,486	633	1.84
Income tax payable	23,134	23,029	105	0.46
Others	4,657	3,849	808	20.99
Total current liabilities	62,910	61,364	1,546	2.52
Long-term liabilities	39	—	39	N/A
Total liabilities	62,949	61,364	1,585	2.58
Total shareholder’s equity	$31,988	$61,146	-29,158	-47.69

Current assets decreased by approximately US$31.0 million from December 31, 2021 to June 30, 2022, primarily due to a decrease of US$23.4 million in cash and cash equivalents as a result of US$17.4 million of dividend payment to the Legacy Group, and a decrease of US$1.9 million of considerable receivable, and a decrease of US$7.2 million of earnest deposit, offset by an increase of US$0.6 million in restricted cash held in escrow and an increase of US$0.4 million in others.

Non-current assets increased by approximately US$3.5 million from December 31, 2021 to June 30, 2022, primarily due to the addition of US$5.8 million office property, an increase of US$0.4 million in the changes in fair values of long-term investments, offset by the decrease of US$2.7 million in loans receivable, as a result of loan repayment by its customers.

Total liabilities increased by approximately US$1.6 million from December 31, 2021 to June 30, 2022, primarily due to an increase of US$0.6 million in escrow liabilities and US$0.9 million of advances from the Legacy Group, offset by a decrease of US$0.1 million in accounts payable and accrued liabilities.

Total shareholder’s equity decreased by approximately US$29.2 million from December 31, 2021 to June 30, 2022, mainly attributable to the distribution of special dividend of US$47.0 million, offset by receivables from the Legacy Group of US$29.6 million, with a net loss of US$11.34 million for the current period and foreign currency translation loss of US$0.4 million.

	As of December 31,
	2021	2020	Variance
	(US$ in thousands)		$	%
Current assets:
Cash and cash equivalents	$38,596	$17,482	21,114	120.78
Restricted cash	34,486	44,286	-9,800	22.13
Loans receivable, net	124	5,154	-5,030	-97.59
Earnest deposit	7,182	—	7,182	N/A
Others	3,391	4,234	-843	-19.91
Total current assets	83,779	71,156	12,623	17.74

Non-current assets:
Loans receivable, net	3,785	15,483	-11,698	-75.55
Property and equipment, net	1,654	1,705	-51	-2.99
Long-term investments, net	33,292	88,597	-55,305	-62.42
Total non-current assets	38,731	105,785	-67,054	-63.39
Total assets	122,510	176,941	-54,431	-30.76

Current liabilities:
Escrow liabilities	34,486	44,286	-9,800	22.13
Income tax payable	23,029	102	22,927	22,477.45
Others	3,849	12,408	-8,559	-68.98
Total current liabilities	61,364	56,796	4,568	8.04
Long-term liabilities	—	125,507	-125,507	-100.00
Total liabilities	61,364	182,303	-120,939	-66.34
Total shareholder’s equity (deficit)	$61,146	$(5,362)	66,508	1,240.36

Current assets increased by approximately US$12.6 million from December 31, 2020 to December 31, 2021, primarily due to an increase of US$21.1 million in cash and cash equivalents from the proceeds in the sale of Nutmeg and an increase of US$7.2 million in earnest deposit for pending acquisition of real estate property, offset by a decrease of US$9.8 million in restricted cash — fund held in escrow, a decrease of loans receivable of US$5.0 million and US$1.1 million in short-term investments due to maturity.

Non-current assets decreased by approximately US$67.1 million from December 31, 2020 to December 31, 2021, primarily due to the disposal of investment in Nutmeg of $55.3 million, and a decline of US$11.7 million in loans receivable as a result of the low interest rate environment and increased prepayments.

Total liabilities decreased by approximately US$120.9 million from December 31, 2020 to December 31, 2021, primarily due to a decrease of US$9.8 million in escrow liabilities, a decrease of US$134.4 million to repay a related party loan to the Legacy Group, and offset by an increase of US$23.0 million in income tax payable.

Total shareholder’s equity increased by approximately US$66.5 million from December 31, 2020 to December 31, 2021, mainly attributable to US$96.4 million of net income and offset by advances to the Legacy Group of US$29.6 million and foreign currency translation loss of US$0.3 million.

Results of Operations

The success of the TAG Business’s business strategy is dependent upon the availability of additional capital resources on terms satisfactory to management, as the TAG Business has achieved profitability from its business operations in 2021. The TAG Business’s main sources of capital in the past have included advances from stockholders and affiliates. There can be no assurance that the TAG Business can raise such additional capital resources on satisfactory terms (or at all) in the future. The management of the TAG Business estimates that currently available cash will not be able to provide sufficient funds for the TAG Business to meet its planned obligations for the next 12 months from the date of its combined financial statements provided with this proxy statement. Accordingly, the management of the TAG Business anticipates that following the Business Combination it may continue to rely on equity sales of common shares of the Post-Combination Company in order to continue to fund business operations. Issuances of additional shares will result in dilution to existing shareholders of the Post-Combination Company. There is no assurance that the Post-Combination Company will achieve any additional sales of its equity securities or arrange for debt or other financing to fund its plan of operations. See “— Liquidity and Going Concern.”

Comparison of the six months ended June 30, 2022 and 2021

The results of operations presented below should be reviewed in conjunction with the TAG Business’s unaudited condensed combined financial statements for the six months ended June 30, 2022 and 2021, and the notes thereto included elsewhere in this proxy statement. The following table sets forth the TAG Business’s combined results of operations data for the six months ended June 30, 2022 and 2021:

	Six months ended June 30,
	2022	2021	Variance
	(US$ in thousands)		$	%
Revenues:
Interest income:
Loans	99	635	-536	-84.41
Total interest income	99	635	-536	-84.41
Non-interest income:
One-time commissions	3,764	2,877	887	30.83
Recurring service fees	1,821	2,227	-406	-18.23
Total non-interest income	5,585	5,104	481	9.42
Total revenues from others	5,684	5,739	-55	-0.96
Non-interest income:
Recurring service fees	481	464	17	3.66
Total revenues from related parties	481	464	17	3.66
Total revenues	6,165	6,203	-38	-0.61
Operating cost and expenses:
Interest expense	—	(485)	-485	-100.00
Commission expense	(3,181)	(2,001)	1,180	58.97
Selling expense	(77)	(48)	29	60.42
General and administrative expenses	(8,328)	(5,309)	3,019	56.87
Total operating cost and expenses	(11,586)	(7,843)	3,743	47.72
Loss from operation	(5,421)	(1,640)	3,781	230.55
Other income (expense):
Bank interest income	17	31	-14	-45.16
Interest income, related party	—	119	-119	-100.00
Foreign exchange difference, net	(2,607)	882	-3,489	-395.58
Loss on equity method investments	—	(1,597)	1,597	-100.00
Investment loss, net	(3,535)	(3,414)	-121	3.54
Sundry income	313	130	183	140.77
Total other expense, net	(5,812)	(3,849)	-1,963	51.00
Loss before income taxes	(11,233)	(5,489)	-5,744	104.65
Income tax expense	(105)	(331)	-226	-68.28
NET LOSS	(11,338)	(5,820)	5,518	94.81

Revenue

The following table summarizes the changes in revenue from the six months ended June 30, 2022, as compared to the corresponding period ended June 30, 2021:

	Six months ended June 30
	2022	2021	Variance
	(US$ in thousands)		$	%
Business segment
Insurance Brokerage Business	2,554	497	2,057	413.88
Asset Management Business	3,397	4,957	-1,560	-31.47
Money Lending Business	99	635	-536	-84.41
Real Estate Agency Business	116	114	2	1.75
Fintech Business	—	—	—	—
TOTAL	6,166	6,203	-37	-0.60

The Insurance Brokerage Business contributed 41.42% and 8.01% of the total revenue for the six months ended June 30, 2022 and 2021, respectively. Income from the Insurance Brokerage Business significantly increased by US$2.1 million, or 413.88%, from US$0.5 million in 2021 to US$2.6 million in 2022. During the six months ended June 30, 2022, TAG Business has expanded its Insurance Brokerage Business and recruited approximately 2,000 consultants to solicit with more insurance products. As a result, the number of new insurance policies sharply increased during this period.

Summarized revenue breakdown by product and type of contracts:

	Six months ended June 30,
	2022	2021	Variance
	(US$ in thousands)		$	%
By product:
Life insurance	$2,498	$405	2,093	516.79
Property-casualty insurance	1	3	-2	-66.67
Mandatory provident fund and related revenues	55	89	-34	-38.20
	$2,554	$497	2,057	413.88

By the type of contracts:
– New and or current year	$2,299	$102	2,197	2,153.92
– Recurring	255	395	-140	-35.44
	$2,554	$497	2,057	413.88

Asset Management Business

	Six months ended June 30,
	2022	2021	Variance
	(US$ in thousands)		$	%
One-time commissions	$1,095	$2,266	-1,171	-51.68
Recurring service fees	2,302	2,691	-389	-14.46
	$3,397	$4,957	-1,560	-31.47

The Asset Management Business’s income from portfolio fund management and discretionary mutual fund products contributed 55.09% and 79.91% of the total revenue for six months ended June 30, 2022 and 2021, respectively. One-time commission income decreased by US$1.20 million, or 51.68%, primarily attributable to the significant decline in the subscription of AUM during the period ended June 30, 2022 under the impact of the continued outbreak of pandemic threat and economic instability. Recurring service fee income also decreased by US$0.40 million, or 14.46%, due to under-performance of AUM portfolio. The AUM as of June 30, 2022 amounted to US$418.1 million, as compared to the AUM as of December 31, 2021, amounted to US$581.5 million. The significant decline of 28.1% is primarily due to a downturn in global capital markets in the first half of 2022.

Summarized movement of AUM for the following years:

	Six months ended June 30, 2022			Six months ended June 30, 2021
	Equity	Fixed Income	Total	Equity	Fixed Income	Total
	(US$ in thousands)			(US$ in thousands)
Balance, beginning of period	581,310	203	581,513	586,692	1,685	588,377
Subscription	34,415	—	34,415	70,365	—	70,365
Redemption	(98,151)	—	(98,151)	(168,052)	—	(168,052)
Market price changes	(99,513)	(2)	(99,515)	84,070	1	84,071
Balance, end of period	418,061	201	418,262	573,075	1,686	574,761

The Money Lending Business contributed 1.61% and 10.24% of the total revenue for the six months ended June 30, 2022 and 2021, respectively. Income from the Money Lending Business decreased by US$0.54 million, or 84.41%, from US$0.64 million in 2021 to US$0.10 million in 2022, primarily attributable to the reduction in loans portfolio with early repayments of certain mortgage loans during the six months ended June 30, 2021. During the continued pandemic period, the Money Lending Business has pursued to assess the impact of rising interest rate and has imposed a higher level of risk measures to approve the new loans; as a result, the addition of new loans is limited.

The Real Estate Agency Business contributed 1.88% and 1.84% of the total revenue for the six months ended June 30, 2022 and 2021, respectively. Income from the Real Estate Agency Business increased by US$0.002 million, or 1.75%, from US$0.11 million in 2021 to US$0.12 million in 2022, primarily attributable to the reduction in real estate property sale transactions incurred during the six months ended June 30, 2022.

Fintech generated no revenue for the six months ended June 30, 2022 and 2021. The unrealized gains and losses of the Fintech investments are presented under other income and expenses in the statements of operations.

Operating Expenses

Commission Expense

	Six months ended June 30,
	2022	2021	Variance
	(US$ in thousands)		$	%
Asset management	$1,148	$1,767	-619	-35.03
Insurance brokerage	1,975	166	1,809	1,089.76
Money lending	—	—	—	—
Real estate agency	58	68	-10	-14.71
Fintech	—	—	—	—
Total	$3,181	$2,001	1,180	58.97

The total commission expense increased by US$1.18 million, or 58.97%, for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021. The increase mainly attributed from the Insurance Brokerage Business and offset by the Asset Management Business and Real Estate Agency Business.

The Asset Management Business contributed 36.09% and 88.31% of the total commission expense for six months ended June 30, 2022 and 2021, respectively. Commission expense for the Asset Management Business decreased by US$0.62 million, or 35.03%, from US$1.77 million in 2021 to US$1.15 million in 2022. The decrease in commission expense for the Asset Management Business is in line with the decrease in revenue generated from the Asset Management Business which due to a downturn in global capital markets in the first and second quarter of 2022.

The Insurance Brokerage Business contributed 62.09% and 8.30% of the total commission expense for the six months ended June 30, 2022 and 2021, respectively. Commission expense for the Insurance Brokerage Business increased by US$1.81 million, or 1,089.76%, from US$0.17 million in 2021 to US$1.98 million in 2022. As a result of the business expansion in Insurance Brokerage Business, commission expense is significantly increased, in line with its rapid sale growth.

The Real Estate Agency Business contributed the remaining 1.82% and 3.40% of the total commission expense for the six months ended June 30, 2022 and 2021, respectively. Commission expense for the Real Estate Agency Business decreased by US$0.01 million, or 14.71%, from US$0.068 million in 2021 to US$0.058 million in 2022. Primary attributable to the reduction in real estate property sale transactions incurred during the six months ended June 30, 2022, the decrease in commission expense for the Real Estate Agency Business is in line with the decrease in revenue generated from the Real Estate Agency Business.

The decrease was mainly due to the sale reduction in the investment portfolio managed by the Asset Management Business.

General and Administrative Expenses

	Six months ended June 30,
	2022	2021	Variance
	(US$ in thousands)		$	%
Depreciation	$192	$23	169	734.78
Financial data subscription expense	269	85	184	216.47
Information technology expenses	283	154	129	83.77
Legal and professional fees	466	939	-473	-50.37
Management fee expense	1,004	1,320	-316	-23.94
Office and administrative expenses	539	406	133	32.76
Others	166	301	-135	-44.85
Salaries and allowances	5,409	2,081	3,328	159.92
Total	$8,328	$5,309	3,019	56.87

The total general and administrative expenses increased by US$3.02 million, or 56.87%, for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021. The net increase was mainly due to the increase in salaries and allowances of US$3.33 million, information technology expenses of US$0.13 million, financial data subscription expenses of US$0.18 million, depreciation of US$0.17 million, office and administrative expenses of US$0.13 million, offset by a decrease in management fee expense of US$0.32 million, and legal and professional fees of US$0.47 million.

To cater for the future business expansion, the TAG Business hired more headcount which directly increased the salaries and allowances from US$2.08 million in 2021 to US$5.41 million in 2022. The TAG Business also enhanced and revamped its business IT platform which led to higher information technology expenses resulted from US$0.15 million in 2021 to US$0.28 million in 2022.

Loss from Operations

Loss from operations increased by US$3.78 million, or 230.55%, for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021. The increase was mainly attributed from the increase in operating expenses of US$3.74 million.

Other income (expense), net

Bank Interest Income

Bank interest income decreased by US$0.01 million, or 45.16%, for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021, due to the decrease in the TAG Business’s bank balance at June 30, 2022, as compared to December 31, 2021.

Interest Income, Related Party

Interest income, related party mainly represented the bond interest income derived from certain corporate bonds issued by the Legacy Group, which were purchased in September 2020. No interest income was generated for the six months ended June 30, 2022, as compared to US$0.12 million of interest income for the six months ended June 30, 2021.

Foreign Exchange Difference, net

Foreign exchange difference, net mainly represented the unrealized net foreign exchange difference generated from the translation of long-term investments which are mostly denominated in Sterling. The net foreign exchange difference increased by US$3.49 million or 395.69% for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021, due to the stronger Sterling exchange rate.

Loss on Equity Method Investments

Loss on equity method investment mainly represented the TAG Business’s share of the investees’ losses in Nutmeg, which was fully sold in October 2021. No loss was shared by the TAG Business for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021. In between the two periods, the loss on equity method investment was decreased by US$1.60 million, or 100.00%.

Investment Loss, Net

Investment loss increased by US$0.12 million, or 3.54%, for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021, mainly as a result of the unrealized loss in the Tandem and Mulberry investments of US$3.54 million during the six months ended June 30, 2022.

Income Tax Expense

Income tax expense increased by US$0.23 million, or 68.28%, for the six months ended June 30, 2022, as compared to the six months ended June 30, 2021, primarily attributable to the decline in operating profit in the Asset Management Business during the six months ended June 30, 2022.

Net Loss

Net loss increased by US$5.52 million, or 94.81%, for the six months ended June 30, 2022, as compared to June 30, 2021, due to an increase in general and administrative expenses of US$3.02 million and a decrease in foreign exchange difference of US$3.49 million.

Comparison of the years ended December 31, 2021 and 2020

The results of operations presented below should be reviewed in conjunction with the TAG Business’s audited combined financial statements and the notes thereto included elsewhere in the proxy statement incorporated herein by reference. The following table sets forth the TAG Business’s combined results of operations data for the years ended December 31, 2021 and 2020:

	Years ended December 31,
	2021	2020	Variance
	(US$ in thousands)		$	%
Revenues:
Interest income:
Loans	962	1,757	-795	-45.25
Total interest income	962	1,757	-795	-45.25
Non-interest income:
One-time commissions	5,168	6,365	-1,197	-18.81
Recurring service fees	4,392	5,013	-621	-12.39
Total non-interest income	9,560	11,378	-1,818	-15.98
Total revenues from others	10,522	13,135	-2,613	-19.89
Non-interest income:
Recurring service fees	947	912	35	3.84
Total revenues from related parties	947	912	35	3.84
Total revenues	11,469	14,047	-2,578	-18.35
Operating cost and expenses:
Interest expense	(484)	(868)	-384	-44.24
Commission expense	(3,866)	(4,672)	-806	-17.25
Selling expense	(141)	(1,191)	-1,050	-88.16
General and administrative expenses	(15,425)	(9,186)	6,239	67.92
Total operating cost and expenses	(19,916)	(15,917)	3,999	25.12
Loss from operation	(8,447)	(1,870)	6,577	351.71
Other income (expense):
Bank interest income	48	169	-121	-71.60
Interest income, related party	204	88	116	131.82
Foreign exchange difference, net	(915)	2,762	-3,677	-133.13
Loss on equity method investments	(1,597)	(4,251)	-2,654	-62.43
Investment income (loss), net	130,255	(13,130)	143,385	1092.04
Government subsidies	—	290	-290	-100.00
Sundry income	421	486	-98	-20.16
Total other income (expense), net	128,416	(13,586)	142,002	-1045.21
Income (loss) before income taxes	119,969	(15,456)	135,425	876.20
Income tax expense	(23,505)	(684)	22,821	3,336.40
NET INCOME (LOSS)	96,464	(16,140)	112,604	697.67

Revenue

The following table summarizes the changes in revenue from the years ended December 31, 2020 to December 31, 2021:

	Years ended December 31,
	2021	2020	Variance
	(US$ in thousands)		$	%
Business segment
Insurance Brokerage Business	930	1,432	-502	-35.06
Asset Management Business	9,420	10,030	-610	-6.08
Money Lending Business	962	1,757	-795	-45.25
Real Estate Agency Business	157	828	-671	-81.04
Fintech Business	—	—	—	—
TOTAL	11,469	14,047	-2,578	-18.35

Insurance Brokerage Business

The Insurance Brokerage Business contributed 8.11% and 10.19% of the total revenue for the years ended December 31, 2021 and 2020, respectively. Income from the Insurance Brokerage Business decreased by US$0.50 million, or 35.06% from US$1.43 million in 2020 to US$0.93 million in 2021.

Summarized revenue breakdown by product and type of contracts:

	Years ended December 31,
	2021	2020	Variance
	(US$ in thousands)		$	%
By product:
Life insurance	$707	$1,121	-414	-36.93
Property-casualty insurance	25	10	15	150
Mandatory provident fund and related revenues	198	301	-103	-34.22
	$930	$1,432	-502	-35.06

By the type of contracts:
- New and or current year	$262	$52	210	403.85
- Recurring	668	1,380	-712	-51.59
	$930	$1,432	-502	-35.06

The sale reduction in the Insurance Brokerage Business is primarily attributable to a recurring decline in the transaction volume in life insurance products caused by the COVID-19 pandemic. During the pandemic period, Hong Kong authorities imposed very tight travel restrictions on the jurisdiction. As a result, many of the TAG Business’s customers from Asian regions are not able to come to Hong Kong to renew their insurance policies, hence the number of recurring insurance policies are relatively declined.

Asset Management Business

	Years ended December 31,
	2021	2020	Variance
	(US$ in thousands)		$	%
One-time commissions	$4,082	$4,105	-23	-0.56
Recurring service fees	5,338	5,925	-587	-10.00
	$9,420	$10,030	-610	-6.08

The Asset Management Business’s income from portfolio fund management and discretionary mutual fund products contributed 82.13% and 71.40% of the total revenue for the years ended December 31, 2021 and 2020, respectively. Income from the Asset Management Business decreased by US$0.61 million, or 6.08% from US$10.03 million in

2020 to US$9.42 million in 2021, primarily attributable to a slight reduction in asset management business as a result of the decrease in AUM size, volume of transactions among one-time local customers to trade more liquid funds, or short-term investment products on the platform during the COVID-19 lockdown.

Summarized movement of AUM for the following years:

	2021			2020
	Equity	Fixed Income	Total	Equity	Fixed Income	Total
	(US$ in thousands)			(US$ in thousands)
Balance, beginning of year	586,692	1,685	588,377	629,885	2,323	632,208
Subscription	129,814	—	129,814	147,200	—	147,200
Redemption	(148,151)	(1,481)	(149,632)	(234,062)	(633)	(234,695)
Market price changes	12,955	(1)	12,954	43,669	(5)	43,664
Balance, end of year	581,310	203	581,513	586,692	1,685	588,377

One-time commission income from the Asset Management Business is generally charged at the range of percentages on the subscription amounts invested by its customers. The decrease is primarily attributable to the reduction in subscription transactions by US$17.38 million for the year ended December 31, 2021, as compared to the corresponding year in 2020, with a decline of 11.81%.

Recurring service fees from the Asset Management Business are related to (i) fee income payable by the fund providers, chargeable at the range of fee percentages based on the performance of AUM value at the daily-balance; and (ii) portfolio management fees payable by the customers, at the range of fee percentages based on the AUM value at the daily-balance, as managed by the Asset Management Business. Overall recurring service fees decreased by US$0.58 million for the year ended December 31, 2021, as compared to the corresponding year in 2020, in line with the decline in AUM value.

Money Lending Business

The Money Lending Business contributed 8.39% and 12.51% of the total revenue for the years ended December 31, 2021 and 2020, respectively. Income from the Money Lending Business decreased by US$0.80 million, or 45.25%, from US$1.76 million in 2020 to US$0.96 million in 2021, mainly attributable to the increase in the early repayment of mortgage loans during 2021 fiscal year. The net mortgage loan portfolio was reduced from US$20.6 million as of December 31, 2020, to US$3.9 million as of December 31, 2021, amid the subdued economic environment during 2021. The significant decline in the interest income and mortgage loan portfolio was mainly due to the competitive interest rate in the mortgage loan market, which induced customers of the TAG Business to surrender their mortgage loans early. Coupled with the economic uncertainty and great challenges, the TAG Business has also experienced dampening demand in its loan products and a corresponding dip in its loan portfolio.

In response to the market downturn and the challenges from the sluggish business environment, the management of the TAG Business has adopted prudent and cautious approaches such as implementing a stringent credit policy, having strict controls on loan-to-value ratio and other ratios used to assess and approve new loans. As a result, the addition of new loans is limited. Furthermore, the TAG Business has continued to evaluate the market liquidity and closely monitored the performance of the mortgage loan portfolio. During the year ended December 31, 2021, there was no addition in the allowance for loan losses. The Money Lending Business continues to obtain more new loans as the market recovers from the pandemic-induced downturn.

Real Estate Agency Business

The Real Estate Agency Business contributed 1.37% and 5.89% of the total revenue for the years ended December 31, 2021 and 2020, respectively. Income from the Real Estate Agency Business decreased by US$0.67 million, or 81.04%, from US$0.83 million in 2020 to US$0.16 million in 2021, primarily attributable to the decrease in overseas property sales transactions incurred as a result of the downturn adjustment in some overseas property markets during 2021 fiscal year.

Fintech Business

Fintech generated no revenue for the years ended December 31, 2021 and 2020. The unrealized gains and losses of the Fintech investments are presented under other income and expenses sections in the statements of operations. Fintech launched a health and wealth management platform in November 2020, and no significant income was generated during 2021 fiscal year.

Operating expenses

Interest Expense

Interest expense decreased by US$0.38 million, or 44.24%, for the year ended December 31, 2021, as compared to the year ended December 31, 2020.

Commission Expense

	Years ended December 31,
	2021	2020	Variance
	(US$ in thousands)		$	%
Asset management	$3,480	$3,813	-333	-8.73%
Insurance brokerage	332	424	-92	-21.70
Money lending	—	—	—	—
Real estate agency	54	435	-381	-87.59
Fintech	—	—	—	—
Total	$3,866	$4,672	-806	-17.25

The commission expense decreased by US$0.81 million, or 17.25% from the year ended December 31, 2020 to the year ended December 31, 2021. The decrease mainly attributed from the Asset Management Business, Insurance Brokerage Business, and Real Estate Agency Business.

The Asset Management Business contributed 90.02% and 81.61% of the total commission expense for years ended December 31, 2021 and 2020, respectively. Commission expense for the Asset Management Business decreased by US$0.33 million, or 8.73%, from US$3.81 million in 2020 to US$3.48 million in 2021. The decrease in commission expense for the Asset Management Business is in line with the slight reduction in revenue generated from the Asset Management Business as a result of the decrease in AUM size, volume of transactions among one-time local customers to trade more liquid funds or short-term investment products on the platform during the COVID-19 lockdown.

The Insurance Brokerage Business contributed 8.59% and 9.08% of the total commission expense for the years ended December 31, 2021 and 2020, respectively. Commission expense for the Insurance Brokerage Business decreased by US$0.092 million, or 21.70%, from US$0.42 million in 2020 to US$0.33 million in 2021. As many of the TAG Business’s customers are currently unable to come to Hong Kong to enter into new insurance policies, the decrease in commission expense for the Insurance Brokerage Business is in line with the decrease in revenue generated from the Insurance Brokerage Business.

The Real Estate Agency Business contributed the remaining 1.39% and 9.31% of the total commission expense for the years ended December 31, 2021 and 2020, respectively. Commission expense for the Real Estate Agency Business decreased by US$0.38 million, or 87.59%, from US$0.44 million in 2020 to US$0.054 million in 2021. Primarily attributable to the reduction in oversea property sale transactions incurred during the year ended December 31, 2021, the decrease in commission expense for the Real Estate Agency Business is in line with the decrease in revenue generated from the Real Estate Agency Business.

Selling Expense

Selling expense decreased by US$1.05 million, or 88.16%, for the year ended December 31, 2021, as compared to the year ended December 31, 2020, due to the temporary halt in marketing campaigns in all business segments during the downturn economy in Hong Kong.

General and Administrative Expenses

	Years ended December 31,
	2021	2020	Variance
	(US$ in thousands)		$	%
Financial data subscription expense	$214	$251	-37	-14.74
Information technology expenses	414	239	175	73.22
Legal and professional fees	2,057	1,854	203	10.95
Management fee expense	2,464	970	1,494	154.02
Office and administrative expenses	720	974	-254	-26.08
Others	403	738	-335	-45.39
Salaries and allowances	9,153	4,160	4,993	120.02
Total	$15,425	$9,186	6,239	67.92

The total general and administrative expenses increased by US$6.24 million, or 67.92% for the year ended December 31, 2021, as compared to the year ended December 31, 2020. The net increase was mainly due to the increase in salaries and allowances of US$4.99 million, management fee expense of US$1.49 million, information technology expenses of US$0.18 million, legal and professional fee of US$0.20 million, offset by a decrease in office and administrative expenses of US$0.25 million, others of US$0.34 million, and financial data subscription expense of US$0.04 million.

To cater for the future business expansion, the TAG Business hired more headcount during 2021 which resulted an increase in management fee expense charged by the Legacy Group from US$0.97 million in 2020 to US$2.46 million in 2021 as more office space was occupied. The increase in headcount also directly increased the salaries and allowances from US$4.16 million in 2020 to US$9.15 million in 2021. For the business expansion, TAG Business also enhanced its business IT platform which led to higher information technology expenses resulted from US$0.24 million in 2020 to US$0.41 million in 2021.

Loss from Operations

Loss from operations increased by US$6.58 million or 351.71% due to the increase in staff cost for corporate development for future business expansion.

Other Income (Expense), Net

Bank Interest Income

Bank interest income was relatively consistent, decreasing by US$0.12 million, or 71.60%, for the year ended December 31, 2021, as compared to the year ended December 31, 2020.

Interest Income, Related Party

Interest income, related party mainly represented the bond interest income derived from certain corporate bonds issued by the Legacy Group for the year ended December 31, 2020. The corporate bonds were purchased in September 2020 and redeemed in November 2021.

Foreign Exchange Difference, net

Foreign exchange difference, net mainly represented the unrealized foreign exchange difference generated from the translation of short-term and long-term investments which are mostly denominated in Sterling. The net foreign exchange difference was net loss of US$0.92 million for the year ended December 31, 2021, as compared to net gain of US$2.76 million for the year ended December 31, 2020, due to the weaker Sterling exchange rate during 2021 fiscal year.

Loss on Equity Method Investments

Loss on equity method investment mainly represented the TAG Business’s share of the investees’ losses in Nutmeg. The losses shared by the TAG Business decreased by US$2.65 million, or 62.43% for the year ended December 31, 2021, as compared to the year ended December 31, 2020. The loss on equity method was recorded to the date when it was sold in September 2021.

Investment Income (Loss), Net

Investment income (loss) is recorded as other income (expense) in the TAG Business’s combined statements of operations and consisted of the following:

		Years ended December 31,
		2021	2020
Marketable equity securities:
Unrealized losses from the changes in fair value	Investment C (Oscar)	$(12,398,717)	$—

Non-marketable equity securities:
Unrealized gains	Investment A (CurrencyFair) and D (Tandem)	$3,531,464	$—
Unrealized gains	Investment C (Oscar)	—	276,412
Unrealized losses (including impairment)	Investment D (Tandem)	—	(13,406,855)
Realized gains	Investee B (Nutmeg)	139,122,485	—
Investment income (loss), net		$130,255,232	$(13,130,443)

For the year ended December 31, 2020, the TAG Business reported an investment loss of US$13.1 million, which was mainly attributable to the impairment loss in its Tandem investment.

For the year ended December 31, 2021, the TAG Business reported an investment income of US$139.16 million as the realized gain generated from the sale of Nutmeg in September 2021, offset by unrealized losses from the changes in fair value of US$12.4 million in its Oscar investment.

Income Tax Expense

Income tax expense increased by US$22.82 million, or 3,336.40% for the year ended December 31, 2021, as compared to the year ended December 31, 2020, due to the additional tax on the realized gain from the sale of Nutmeg investment.

Net Income (Loss)

As a result of the above, the TAG Business reported a net income of US$96.46 million for the year ended December 31, 2021, as compared to a net loss of US$16.14 million the year ended December 31, 2020. An increase in net income is primarily attributable to a significant investment income of US$139.16 million in the sale of Nutmeg investment.

Liquidity and Capital Resources

Sources of Liquidity

The TAG Business has a history of operating losses and negative cash flow. Commencing in 2021, the TAG Business achieved profitability from the investments managed by Fintech and obtained cash proceeds of approximately US$186.82 million from the sale of its investment (Nutmeg) during the year ended December 31, 2021. The remaining balance from the sale proceeds of US$1.86 million was subsequently received in January 2022. The TAG Business, in turn, repaid a net amount of approximately US$163.80 million to the Legacy Group to pay off outstanding debt, and paid US$7.18 million as earnest deposit for the purchase of office building from Legacy Group. Also, the TAG Business paid US$3.43 million for the addition in long-term investments. As of December 31, 2021, the TAG Business had a cash balance of US$38.6 million.

During the six months ended June 30, 2022, the TAG Business suffered from a net loss of US$11.34 million and reported a working capital deficit of US$10.18 million, due to the unexpected and dramatic outbreak from the Omicron COVID-19 variant in March and April 2022 in Hong Kong. The TAG Business also settled a cash dividend distribution of US$17.40 million and paid the earnest deposit for the purchase of additional investments of US$6.56 million with its Shareholder. At June 30, 2022, the cash balance was US$15.21 million for working capital use. The management of the TAG Business estimates that currently available cash will be insufficient to meet the planned obligations of the TAG Business for the 12 months from June 30, 2022.

The ability to continue as a going concern is dependent on the TAG Business’s ability to successfully implement its plans. The management of the TAG Business believes that it will be able to continue to grow the TAG Business’s revenue base and control expenditures. In parallel, the TAG Business continually monitors its capital structure and operating plans and evaluates various potential funding alternatives that may be needed in order to finance the TAG Business’s business development activities, general and administrative expenses and growth strategy. These alternatives include external borrowings, raising funds through public equity or debt markets. Although there is no assurance that, if needed, the TAG Business will be successful with its fundraising initiatives, the TAG Business believes that the Business Combination transaction significantly increases its ability to access the capital going forward. The combined financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Previously, as part of the Legacy Group, the TAG Business has been dependent upon other members of the Legacy Group for all its working capital and financing requirements. The Legacy Group uses a centralized approach to cash management and financing of the group’s operations. Accordingly, the majority of the surplus cash of the TAG Business is regularly transferred within the Legacy Group, allowing the Legacy Group to fund its various operating and investing activities as needed. Cash transfers to and from the Legacy Group’s cash management accounts are reflected within cash and cash equivalents.

In addition, certain subsidiaries of the TAG Business have contracted with certain members of the Legacy Group to provide administrative and support services to the TAG Business and its subsidiaries. The management of the TAG Business and of AGBA expects that these service agreements will continue, pursuant to their terms, following the Business Combination, thereby allowing those subsidiaries access to the same administrative and support services that they have received historically. See “Certain Transactions and Related Party Transactions — Certain Transactions of the TAG Business — Administrative Services Agreements” for additional details about the intra-group services currently provided and expected to be provided following the Business Combination. All significant transactions between the TAG Business and its subsidiaries, on the one hand, and members of the Legacy Group, on the other hand, have been included in the combined financial statements of the TAG Business and are reflected in the relevant section of the financial statements.

Future Liquidity

On a recurring basis, the primary future cash needs of the Post-Combination Company will be centered on operating activities, working capital, capital expenditures, investment, regulatory and compliance costs. The ability of the Post-Combination Company to fund these needs will depend, in part, on its ability to generate or raise cash in the future, which is subject to general economic, financial, competitive, regulatory, and other factors that are beyond its control.

Following the Business Combination, the capital structure of, and sources of liquidity for, the TAG Business and its subsidiaries will change from their historical precedents. The TAG Business and its subsidiaries will no longer be part of the Legacy Group and will no longer participate in the Legacy Group’s centralized cash management program. The ability of the Post-Combination Company to fund its operating needs will depend on its future ability to continue to generate positive cash flow from operations and raise capital in the capital markets. Both the TAG Business’s and AGBA’s management believe that the Post-Combination Company will meet known or reasonably likely future cash requirements through the combination of cash flows from operating activities, available cash balances, and external borrowings and fund raising. Both the TAG Business’s and AGBA’s management expect that the primary cash requirements of the Post-Combination Company in 2022 will be to fund capital expenditures for (i) expansion of the B2B platform business and (ii) fintech investments.

If these sources of liquidity need to be augmented, additional cash requirements would likely need to be financed through the issuance of debt or equity securities; however, there can be no assurances that the Post-Combination Company will be able to obtain additional debt or equity financing on acceptable terms, or at all, in the future.

The TAG Business expects that operating losses could continue into the foreseeable future as it continues to invest in growing its business. Based upon its current operating plans, the management of the TAG Business believes that cash and equivalents will be insufficient to fund its operations for at least the next 12 months from the date of its combined financial statements provided with this proxy statement. However, these forecasts involve risks and uncertainties, and actual results could vary materially. The TAG Business’s management has based this estimate on assumptions that may prove to be wrong, and the TAG Business could deplete its capital resources sooner than it expects. See “— Liquidity and Going Concern.”

The TAG Business’s future capital requirements and the adequacy of available funds will depend on many factors, including but not limited to, its ability to grow its revenues, the impact of the COVID-19 pandemic, and its response to business challenges, including the need to develop new platform features and services or enhance its existing platform, improve its operating infrastructure, or acquire complementary businesses and technologies. The TAG Business may seek additional equity or debt financing.

Cash Flows

As of June 30, 2022, December 31, 2021, and December 31, 2020, the TAG Business had cash and cash equivalents of approximately US$15,209,645, US$38,595,610 and US$17,481,813, respectively.

Comparison of the six months ended June 30, 2022 and 2021

The following table summarizes the TAG Business’s cash flows for the periods presented:

	Six months ended June 30,
	2022	2021
	(US$ in thousands)
Net cash used in operating activities	(2,449)	(9,887)
Net cash used in investing activities	(6,853)	(1,543)
Net cash used in financing activities	(13,139)	(6,382)
Effect on exchange rate change on cash and cash equivalents	(311)	(268)
Net change in cash, cash equivalents and restricted cash	(22,752)	(18,080)
Cash, cash equivalents and restricted cash, at the beginning	73,081	61,768
Cash, cash equivalents and restricted cash, at the end	50,329	43,688
Representing as:-
Cash and cash equivalents	15,210	9,025
Restricted cash	35,119	34,663

The following table sets forth a summary of our working capital:

	June 30, 2022	December 31, 2021	Variance	%
Total Current Assets	$52,730	$83,779	$(31,049)	(37.06)
Total Current Liabilities	$62,910	$61,364	$1, 546	2.52
Working Capital (Deficit) Surplus	$(10,180)	$22,415	$(32,595)	(145.42)

Working Capital

The working capital as of June 30, 2022 amounted to a deficit of approximately US$10.18 million, as compared to a surplus of approximately US$22.4 million at December 31, 2021. The decline in working capital was mainly due to imprudent cash distribution and spending.

Cash Flows from Operating Activities

Net cash used in operating activities was US$2.45 million for the six months ended June 30, 2022, as compared to net cash used in operating activities of US$9.89 million for the six months ended June 30, 2021.

Net cash used in operating activities for the six months ended June 30, 2022 was primarily the result of the net loss of US$11.34 million, the decrease in loans receivable of US$2.32 million, the increase in escrow liabilities of US$0.63 million, and income tax payable of US$0.10 million. These amounts were partially offset by the increase in deposits, prepayments, and other receivable of US$0.42 million, decrease in accounts payable and accrued liabilities of US$0.12 million, and non-cash adjustments consisting of unrealized investment loss of US$3.54 million, net foreign exchange loss of US$2.61 million and depreciation of property and equipment of US$0.19 million.

Net cashs used in operating activities for the six months ended June 30, 2021 was primarily the result of the net income of US$5.82 million, a decrease in accounts receivable of US$0.57 million, loans receivable of US$2.10 million, and an increase in income tax payable of US$0.32 million. These amounts were partially offset by decreases in escrow liabilities of US$9.56 million, accounts payable and accrued liabilities of US$1.56 million, and non-cash adjustments consisting of loss on equity method investments of US$1.60 million, unrealized investment loss of US$3.41 million, accreted interest of US$0.12, foreign exchange gain of US$0.88 million, and depreciation of property and equipment of US$0.23 million.

Cash Flows from Investing Activities

Net cash used in investing activities for the six months ended June 30, 2022 of US$6.85 million was primarily due to proceeds from consideration receivables of US$1.86 million, offset by the payment of earnest deposit to the Legacy Group of US$7.85 million, and the purchase of an office building of US$0.86 million.

Net cash used in investing activities for the six months ended June 30, 2021 of US$1.54 million was primarily due to the purchase of non-marketable equity securities.

Cash Flows from Financing Activities

Net cash used in financing activities for the six months ended June 30, 2022 of US$13.14 million was primarily due to the dividend distribution of US$17.40 million to the Legacy Group that occurred in early 2022 and offset by advances from the Legacy Group of US$4.30 million.

Net cash used in financing activities for the six months ended June 30, 2021 of US$6.38 million primarily consisted of repayment to the Legacy Group of US$6.31 and repayment of bank borrowings of US$0.07 million.

Comparison of the fiscal years ended December 31, 2021 and 2020

The following table summarizes the TAG Business’s cash flows for the years presented:

	Years ended December 31,
	2021	2020
	(US$ in thousands)
Net cash (used in) provided by operating activities	(2,154)	21,964
Net cash provided by (used in) investing activities	177,494	(6,766)
Net cash used in financing activities	(163,872)	(5,899)
Effect on exchange rate change on cash and cash equivalents	(155)	441
Net change in cash, cash equivalents and restricted cash	11,313	9,740
Cash, cash equivalents and restricted cash, at the beginning	61,768	52,028
Cash, cash equivalents and restricted cash, at the end	73,081	61,768

The following table sets forth a summary of the TAG Business’s working capital:

	December 31, 2021	December 31, 2020	Variance	%
Total Current Assets	$83,779	$71,156	$12,623	17.74
Total Current Liabilities	$61,364	$56,796	$4,568	8.04
Working Capital	$22,415	$14,360	$8,055	56.09

Working Capital

Total working capital as of December 31, 2021 amounted to approximately US$22.4 million, as compared to approximately US$14.4 million as of December 31, 2020. The increase in working capital was mainly due to cash proceeds from the sale of Nutmeg and offset by the full repayment to Legacy Group.

Cash Flows from Operating Activities

Net cash used in operating activities of US$2.15 million for the year ended December 31, 2021, as compared to net cash provided by operating activities of US$21.96 million for the year ended December 31, 2020.

Net cash provided by operating activities for the year ended December 31, 2021 was primarily the result of the net income of US$96.46 million, by the decreases in accounts receivable of US$1.74 million, loans receivable of

US$16.73 million, and an increase in income tax payable of US$22.93 million. These amounts were partially offset by non-cash adjustments, consisting of realized gain on sale of Nutmeg of US$139.16 million, loss on equity method investments of US$1.60 million, unrealized investment loss of US$8.87 million, an increase in deposits, prepayments, and other receivables of US$1.98 million, a decrease in accounts payable and accrued liabilities of US$0.43 million and a decrease in escrow liabilities of US$9.80 million.

Net cash provided by operating activities for the year ended December 31, 2020 was primarily the result of the net loss of US$16.14 million, by decreases in accounts receivable of US$0.37 million, loans receivable of US$8.21 million, and increase in escrow liabilities of US$15.72 million. These amounts were partially offset by increases in deposits, prepayments, and other receivables of US$0.04 million, decrease in accounts payable and accrued liabilities of US$0.82 million, and non-cash adjustments of US$14.99 million, consisting of loss on equity method investments of US$4.25 million, unrealized investment loss of US$13.13 million, bad debt on other receivables of US$0.28 million, and foreign exchange gain of US$2.76 million.

Cash Flows from Investing Activities

Net cash provided by investing activities for the year ended December 31, 2021 of US$177.49 million, was primarily due to the proceeds from the sale of Nutmeg of US$186.82 million, the proceeds from the redemption of short-term bond of US$1.29 million, partially offset by the addition in short-term and long-term investments of US$3.43 million and the payment of earnest deposit of US$7.18 million for the purchase of office building from Legacy Group.

Net cash used in investing activities for the year ended December 31, 2020 of US$6.77 million, was primarily due to the addition in short-term and long-term investments and the purchase of certain corporate bonds issued by the Legacy Group, totaling US$6.76 million.

Cash Flows from Financing Activities

Net cash used in financing activities for the year ended December 31, 2021 of US$163.87 million, was primarily due to the repayment of the Legacy Group’s loan of US$163.80 million.

Net cash used in financing activities for the year ended December 31, 2020 of US$5.90 million, was primarily due to loan repayments to the Legacy Group of US$5.84 million and bank repayments of US$0.06 million.

Liquidity and Going Concern

The coronavirus pandemic (“COVID-19”) continues to impact countries, communities, supply chains and markets, global financial markets, and various industries. To date, COVID-19 has had a negative impact on the TAG Business’s operating activities and the ability to obtain external financing to fund its expansion and growth strategies. The Omicron wave and the resulting government anti-pandemic measures that impacted Hong Kong most severely in March and April 2022, for example, had an overall negative effect on business operations. TAG Business is unable to predict whether or how the global pandemic will continue to have a negative impact on the future financial condition and results of operations.

The combined financial statements of the TAG Business accompanying this proxy statement have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. The management of the TAG Business estimates that currently available cash will not be able to provide sufficient funds to meet the TAG Business’s planned obligations for the next 12 months from the date that these combined financial statements were made available to be issued.

For the year ended December 31, 2021, the TAG Business reported a net income of approximately US$96.46 million, while it incurred a net loss of approximately US$16.14 million for the year ended December 31, 2020. With a significant gain from the sale of its long-term investment, described in the paragraph below, the TAG Business achieved retained earnings of approximately US$52.13 million as of December 31, 2021.

In June 2021, JPMorgan Chase announced a transaction to acquire 100% of the equity interests in Nutmeg Saving and Investment Limited, a company in which the Fintech owned a 21.26% equity interest. The transaction closed in September 2021 with a cash consideration of US$186.82 million, resulting in the realized gain by the TAG Business of approximately US$139.16 million. During the year ended December 31, 2021, the TAG Business repaid a net amount of approximately US$164.0 million to the Legacy Group to settle all outstanding balances.

As of December 31, 2021, the TAG Business had an available cash balance of US$38.6 million. However, in the first quarter of 2022, the TAG Business experienced cash outflows from both a cash dividend distribution and the purchase of additional investments, amounting to approximately US$26.0 million. After these payments, as described below, the TAG Business’s cash balance was reduced to US$12.6 million for working capital use.

On January 18, 2022, Fintech approved, declared and distributed a special dividend of US$47.0 million to TAG. The dividends were paid by offsetting a receivable due from the Legacy Group of US$29.6 million and the remaining balance of US$17.4 million was paid by cash. The special dividend distribution was made due to the investment income from the sale of Nutmeg in September 2021.

On January 25, 2022, the TAG Business purchased an office building from the Legacy Group at a consideration of approximately US$8.0 million. The purchase price was offset by the deduction of a previously paid earnest deposit of US$7.2 million in December 2021 and the remaining balance of US$0.8 million was settled by cash in January 2022. This transaction will be recorded based on the historical cost to the Legacy Group.

On March 18, 2022, the TAG Business entered into a sale and purchase agreement with the Legacy Group to acquire 4,158,963 shares of CurrencyFair for a cash consideration of US$7.8 million. The transaction closed in April 2022, resulting in the TAG Business owning a 7.94% equity interest of CurrencyFair.

The ability of the TAG Business to continue as a going concern is dependent on the management’s ability to successfully implement its plans. The management of the TAG Business believes that the TAG Business will be able to continue to grow its revenue base and control expenditures. In parallel, the management of the TAG Business continually monitors the TAG Business’s capital structure and operating plans and evaluates various potential funding alternatives that may be needed in order to finance its business development activities, general and administrative expenses and growth strategy. These alternatives include raising funds through public equity or debt markets. Although there is no assurance that, if needed, the TAG Business will be successful with its fundraising initiatives, the management of the TAG Business believes that the Business Combination transaction will significantly increase its ability to access capital going forward.

Material Cash Requirements

The TAG Business has suffered from net loss during the fiscal quarter ended June 30, 2022. However, the TAG Business achieved profitability during the year ended December 31, 2021, and the management of the TAG Business expects to continue to report the profitable operating results for the foreseeable future, after Hong Kong’s recovery from the most recent Omicron COVID-19 outbreak in March and April 2022. Management expects net cash expended in 2022 to be slightly higher than 2021. As of June 30, 2022, the TAG Business had the retained earnings of US$6.21 million. The TAG Business’s material cash requirements are highly dependent upon the additional financial support from its business operations in the next 12 – 18 months.

The TAG Business had the following contractual obligations and commercial commitments as of June 30, 2022:

Contractual Obligations	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
	US$’million	US$’million	US$’million	US$’million	US$’million
Income tax payable	$23.13	$23.13	—	—	—
Total obligations	$23.13	$23.13	$—	$—	$—

Capital commitments

As of June 30, 2022, there was no capital commitments involved with TAG Business.

Off-Balance Sheet Arrangements

The TAG Business is not party to any off-balance sheet transactions. It has no guarantees or obligations other than those which arise out of normal business operations.

The TAG Business has not engaged in any off-balance sheet financial arrangements that have or are reasonably likely to have a material current or future effect on its financial condition, changes in financial condition, net revenue or expenses, results of operations, liquidity, capital expenditures, or capital resources.

The TAG Business does not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, or VIEs, which would have been established for the purpose of facilitating off-balance sheet arrangements. The TAG Business has not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Quantitative and Qualitative Disclosures about Market Risk

The TAG Business is exposed to market risks in the ordinary course of its business. Market risk represents the risk of loss that may impact its financial position due to adverse changes in financial market prices and rates. Its market risk exposure is primarily associated with interest rate, credit, liquidity, foreign currency, and economic and political risk in all its major operations.

Interest Rate Risk

The TAG Business and its subsidiaries have insignificant interest-bearing assets, and its income and operating cash flows are substantially independent of changes in market interest rates. To the extent that it exists, the TAG Business’s interest-rate risk arises from bank borrowings and related party loans. The TAG Business manages interest rate risk by shifting the issuance and maturity dates of its variable rate debt, limiting the amount of variable rate debt, and continually monitoring the impact of changes in market interest rates. As of December 31, 2021 and 2020, the borrowings were at fixed interest rates.

Credit Risk

Financial instruments that potentially subject the TAG Business to credit risk consist of cash equivalents, restricted cash, accounts and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board pays compensation up to a limit of HK$500,000 (approximately US$64,102) if the bank with which an individual/a company holds its eligible deposit fails. As of June 30, 2022, a cash balance of US$15.2 million and funds held in escrow of US$35.1 million were maintained at financial institutions in Hong Kong, of which approximately US$49.4 million was subject to credit risk. While the TAG Business management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts and loans receivable, the TAG Business determines, on a continuing basis, the probable losses and sets up an allowance for doubtful accounts and loan losses based on the estimated realizable value. Credit of money lending business is controlled by the application of credit approvals, limits, and monitoring procedures.

The TAG Business uses internally-assigned risk grades to estimate the capability of borrowers to repay the contractual obligations of their loan agreements as scheduled or at all. The TAG Business’s internal risk grade system is based on experiences with similarly graded loans and the assessment of borrower credit quality, such as, credit risk scores, collateral, and collection history. Individual credit scores are assessed by credit bureaus, such as TransUnion. Internal risk grade ratings reflect the credit quality of the borrower, as well as the value of collateral held as security. To minimize credit risk, the TAG Business requires collateral arrangements to all mortgage loans and has policies and procedures for validating the reasonableness of the collateral valuations on a regular basis. Management of the TAG Business believes that these policies effectively manage the credit risk from advances.

The TAG Business conducts its business with creditworthy third parties. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant. The credit risk of the TAG Business’s financial assets, which comprise loans receivable, accounts receivable, deposits and other receivables, investments, and cash and cash equivalents, arises from default of the counterparty, with a maximum exposure equal to the carrying amounts of these instruments.

As of the date of this proxy statement, the TAG Business has certain concentrations of credit risk of accounts receivable and loans receivable. Management, however, has minimized this risk exposure by performing credit analysis and overseeing and monitoring of the performance regularly.

Liquidity Risk

Liquidity risk is the risk that the TAG Business will not be able to meet its financial obligations as they become due. The policy of TAG Business is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the TAG Business’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, then the liquidity risk increases.

Foreign Currency Risk

The TAG Business is exposed to market risks from changes in currency exchange rates. These exposures may impact future earnings and/or operating cash flows. OPH mainly operates in Hong Kong, while Fintech has mainly invested in Europe. As a result, most of the monetary assets, liabilities, and transactions of the TAG Business are principally denominated in Hong Kong dollars, United States dollars, and UK pounds sterling.

A majority of the commission revenue and expenditure incurred by the various business segments of OPH were denominated in Hong Kong dollars, the business’s functional currency. As a result, management of OPH does not anticipate significant transactional currency exposure. The TAG Business and its subsidiaries have not used any derivatives to hedge their exposure to foreign currency risk.

Economic and Political Risk

The TAG Business’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence its growth prospects, financial condition, and results of operations. See “Risk Factors — Risk Factors Relating to the TAG Business’s Hong Kong Operations and Proximity to the PRC — The TAG Business is subject to many of the economic and political risks associated with emerging markets due to its operations in Hong Kong and China. Adverse changes in Hong Kong’s or China’s economic, political, and social conditions as well as government policies could adversely affect the TAG Business’s business and prospects.”

Summary of Significant Accounting Policies

The discussion and analysis of the financial condition and results of operations of the TAG Business are based upon its financial statements, which have been prepared in accordance with U.S. GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially.

Use of Estimates and Assumptions

The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the combined financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the TAG Business’s combined financial statements include the useful lives of property and equipment, impairment of long-lived assets, allowance for doubtful accounts, impairment of short-term and long-term investments, deferred taxes and uncertain tax position, and allocation of expenses from the Legacy Group.

The inputs into the management’s judgments and estimates consider the economic implications of COVID-19 on the TAG Business’s critical and significant accounting estimates. Actual results could differ from these estimates.

Foreign Currency Translation and Transactions

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the TAG Business is United States Dollar (“US$”) and the accompanying combined financial statements have been expressed in US$. In addition, the TAG Business and its subsidiaries are operating in Hong Kong and maintain their books and record in their local currency, Hong Kong dollars (“HK$”), which is a functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statements of changes in shareholders’ equity.

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in readily available checking and saving accounts. Cash equivalents consist of highly liquid investments that are readily convertible to cash and that mature within three months or less from the date of purchase. The carrying amounts approximate fair value due to the short maturities of these instruments. The TAG Business maintains most of its bank accounts in Hong Kong.

Restricted Cash — Fund Held in Escrow

Fund held in escrow represent restricted cash and cash equivalents maintained in certain bank accounts that are held for the exclusive interest of the TAG Business’s customers. The TAG Business currently acts as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the TAG Business does not have the right to use for any purposes, other than managing the portfolio.

The TAG Business also restricts the use of the assets underlying the funds held in escrow to meet with regulatory requirements and classifies the assets as current based on their purpose and availability to fulfill its direct obligation under escrow liability. Upon receiving escrow funds, the TAG Business records a corresponding escrow liability.

Accounts Receivable, net

Accounts receivable include trade accounts due from customers in insurance brokerage and asset management businesses.

Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms. The normal settlement terms of accounts receivable from insurance companies in the provision of brokerage agency services are within 45 days upon the execution of the insurance policies. Credit terms with the products providers of investment, unit and mutual funds and asset portfolio are mainly 90 days or a credit period mutually agreed between the contracting parties. The TAG Business seeks to maintain strict control over its outstanding receivables to minimize credit risk. Overdue balances are reviewed regularly by senior management. Management of the TAG Business reviews its receivables on a regular basis to determine if the bad debt allowance is adequate and provides allowance when necessary. The allowance is based on management’s best estimates of specific losses on individual customer exposures, as well as the historical trends of collections. Account balances are charged off against the allowance after all means of collection have been exhausted and the likelihood of collection is not probable.

The TAG Business does not hold any collateral or other credit enhancements overs its accounts receivable balances

Loans Receivable, net

Loans receivable are carried at unpaid principal balances, less the allowance for loan losses and charge-offs. The loans receivable portfolio consists of real estate mortgage loans and personal loans.

Loans are placed on nonaccrual status when they are past due 180 days or more as to contractual obligations or when other circumstances indicate that collection is not probable. When a loan is placed on nonaccrual status, any interest accrued but not received is reversed against interest income. Payments received on a nonaccrual loan are either applied to protective advances, the outstanding principal balance or recorded as interest income, depending on an assessment of the ability to collect the loan. A nonaccrual loan may be restored to accrual status when principal and interest payments have been brought current and the loan has performed in accordance with its contractual terms for a reasonable period (generally six months).

If the TAG Business determines that a loan is impaired, the TAG Business next determines the amount of the impairment. The amount of impairment on collateral dependent loans is charged off within the given fiscal quarter. Generally, the amount of the loan and negative escrow in excess of the appraised value less estimated selling costs, for the fair value of collateral valuation method, is charged off. For all other loans, impairment is measured as described below in Allowance for Loan Losses.

Allowance for Loan Losses (“ALL”)

The adequacy of the TAG Business’s ALL is determined, in accordance with ASC Topics 450-20 “Loss Contingencies” includes management’s review of the TAG Business’s loan portfolio, including the identification and review of individual problem situations that may affect a borrower’s ability to repay. In addition, management reviews the overall portfolio quality through an analysis of delinquency and non-performing loan data, estimates of the value of underlying collateral, current charge-offs and other factors that may affect the portfolio, including a review of regulatory examinations, an assessment of current and expected economic conditions and changes in the size and composition of the loan portfolio.

The ALL reflects management’s evaluation of the loans presenting identified loss potential, as well as the risk inherent in various components of the portfolio. There is significant judgment applied in estimating the ALL. These assumptions and estimates are susceptible to significant changes based on the current environment. Further, any change in the size of the loan portfolio or any of its components could necessitate an increase in the ALL even though there may not be a decline in credit quality or an increase in potential problem loans.

Short-Term and Long-Term Investments, net

The TAG Business invests in equity method investments, debt securities, and equity securities that do not have readily determinable fair values.

Investments in an entity in which the ownership is greater than 20% but less than 50%, or where other facts and circumstances indicate that the TAG Business has the ability to exercise significant influence over the operating and financing policies of an entity, are accounted for using the equity method in accordance with ASC Topic 323: Investments — Equity Method and Joint Ventures. Equity method investments are recorded initially at cost and adjusted subsequently to recognize the share of the earnings, losses or other changes in capital of the investee entity after the date of acquisition. The TAG Business periodically reviews the investments for other than temporary declines in fair value below cost and more frequently when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.

Debt securities are classified as held-to-maturity and carried at cost, adjusted for the amortization of premiums and the accretion of discounts using the level-yield method over the remaining period until maturity. Purchase premiums and discounts are recognized in interest income using the interest method over the terms of the securities.

The TAG Business’s long-term equity investments mainly consist of investments in privately-held companies that do not have a readily determinable fair value. They are accounted for, at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.

At each reporting period, the TAG Business makes a qualitative assessment considering impairment indicators to evaluate whether the investment is impaired.

Property and Equipment, net

Property and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Type	Expected useful life
Land and building	Shorter of 50 years or lease term
Office improvement	3 years
Furniture, fixtures and equipment	5 years
Computer equipment	3 years
Motor vehicle	3 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

Impairment of Long-Lived Assets

In accordance with the provisions of ASC Topic 360, Impairment or Disposal of Long-Lived Assets, all long-lived assets such as property and equipment owned and held by the TAG Business are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets.

Revenue Recognition

The TAG Business receives certain portion of its non-interest income from contracts with customers, which is accounted for in accordance with Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASC Topic 606”).

ASC Topic 606-10 provided the following overview of how revenue is recognized from the TAG Business’s contracts with customers: The TAG Business recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the TAG Business expects to be entitled in exchange for those goods or services.

Step 1:    Identify the contract(s) with a customer.

Step 2:    Identify the performance obligations in the contract.

Step 3:    Determine the transaction price — The transaction price is the amount of consideration in a contract to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer.

Step 4:    Allocate the transaction price to the performance obligations in the contract — Any entity typically allocates the transaction price to each performance obligation on the basis of the relative standalone selling prices of each distinct good or service promised in the contract.

Step 5:    Recognize revenue when (or as) the entity satisfies a performance obligation — An entity recognizes revenue when (or as) it satisfies a performance obligation by transferring a promised good or service to a customer (which is when the customer obtains control of that good or service). The amount of revenue recognized is the amount allocated to the satisfied performance obligation. A performance obligation may be satisfied at a point in time (typically for promises to transfer goods to a customer) or over time (typically for promises to transfer service to a customer).

Certain portion of the TAG Business’s income is derived from contracts with customers, and as such, the revenue recognized depicts the transfer of promised goods or services to its customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The TAG Business considers the terms of the contract and all relevant facts and circumstances when applying this guidance. The TAG Business’s revenue recognition policies are in compliance with ASC Topic 606, as follows:

One-time commissions

The TAG Business earns one-time commissions from the sale of investment products to customers. The TAG Business enters into one-time commission agreements with customers which specify the key terms and conditions of the arrangement. One-time commissions are separately negotiated for each transaction and generally do not include rights of return, credits or discounts, rebates, price protection, or other similar privileges, and typically paid on or shortly after the transaction is completed. Upon the purchase of an investment product, the TAG Business earns a one-time commission from customers, calculated as a fixed percentage of the investment products acquired by its customers. The TAG Business defines the “purchase of an investment product” for its revenue recognition purpose as the time when the customers referred by the TAG Business has entered into a subscription contract with the relevant product provider and, if required, the customer has transferred a deposit to an escrow account designated by the TAG Business to complete the purchase of the investment products. After the contract is established, there are no significant judgments made when determining the one-time commission price. Therefore, one-time commissions are recorded at point in time when the investment product is purchased.

The TAG Business also facilitates the arrangement between insurance providers and individuals or businesses by providing insurance placement services to the insureds and is compensated in the form of one-time commissions from the respective insurance providers. The TAG Business primarily facilitates the placement of life, general, and MPF insurance products. The TAG Business determines that insurance providers are the customers.

The TAG Business primarily earns commission income arising from the facilitation of the placement of an effective insurance policy, which is recognized at a point in time when the performance obligation has been satisfied upon execution of the insurance policy as the TAG Business has no future or ongoing obligation with respect to such policies. The commission fee rate, which is paid by the insurance providers, based on the terms specified in the service contract which are agreed between the TAG Business and insurance providers for each insurance product being facilitated through the TAG Business. The commission earned is equal to a percentage of the premium paid to the insurance provider. Commission from renewed policies is variable consideration and is recognized in subsequent periods when the uncertainty around variable consideration is subsequently resolved (e.g., when customer renews the policy).

In accordance with ASC Topic 606, Revenue Recognition: Principal Agent Considerations, the TAG Business evaluates the terms in the agreements with its channels and independent contractors to determine whether or not the TAG Business acts as the principal or as an agent in the arrangement with each party respectively. The determination of whether to record the revenue in a gross or net basis depends upon whether the TAG Business has control over the services prior to transferring it. Control is demonstrated by the TAG Business which is primarily responsible for fulfilling the provision of placement services through the TAG Business’s licensed insurance brokers to provide agency services. The commissions from insurance providers are recorded on a gross basis and commission paid to independent contractors or channel costs are recorded as commission expense in the statements of operations.

The TAG Business also offers the sale solicitation of real estate property to the final customers and is compensated in the form of commissions from the corresponding property developers pursuant to the service contracts. Commission income is recognized at a point of time upon the sale contracts of real estate property is signed and executed.

Recurring service fees

The TAG Business provides asset management services to investment funds or investment product providers in exchange for recurring service fees. Recurring service fees are determined based on the types of investment products the TAG Business distributes and are calculated as a fixed percentage of the fair value of the total investment of the investment products, calculated daily. These customer contracts require the TAG Business to provide investment management services, which represents a performance obligation that the TAG Business satisfies over time. After the contract is established, there are no significant judgments made when determining the transaction price. As the TAG Business provides these services throughout the contract term, for the method of calculating recurring service fees, revenue is calculated on a daily basis over the contract term, quarterly billed and recognized. Recurring service fee agreements do not include rights of return, credits or discounts, rebates, price protection, performance component or other similar privileges and the circumstances under which the fixed percentage fees, before determined, could be not subject to clawback. Payment of recurring service fees are normally on a regular basis (typically monthly or quarterly).

Interest income

Interest income meets the scope exception under ASC Topic 606. The TAG Business offers money lending services from loan origination in form of mortgage and personal loans. In compliance with ASC Topic 825, interest income is recognized monthly in accordance with their contractual terms and recorded as interest income in the combined statement of operations. The TAG Business does not charge prepayment penalties from its customers. Interest income on mortgage and personal loans is recognized as it accrued using the effective interest method. Accrual of interest income on mortgage loans is suspended at the earlier of the time at which collection of an account becomes doubtful or the account becomes 180 days delinquent.

Commission Expense

Selling and marketing expenses primarily consists of commission charges to the agents. The TAG Business recognizes cost of revenue as expenses are incurred and included in selling expenses.

Advertising Costs

The TAG Business expenses advertising costs as incurred.

Cost Allocation

Cost allocation includes allocation of certain general and administrative and selling and marketing expenses paid by the Legacy Group. General and administrative expenses consist primarily of payroll and related expenses of senior management and the TAG Business’s employees, shared management expenses, including accounting, consulting, legal support services, and other expenses to provide operating support to the related businesses. Allocated selling and marketing expense was mainly marketing expenses. These allocations are made using a proportional cost allocation method by considering the proportion of revenues, headcount as well as estimates of time spent on the provision of services attributable to the TAG Business and the related expenses resulting from the acquisitions of its subsidiaries.

Government Subsidies

A government subsidy is not recognized until there is reasonable assurance that: (a) the enterprise will comply with the conditions attached to the grant; and (b) the grant will be received. When the TAG Business receives government subsidies but the conditions attached to the grants have not been fulfilled, such government subsidies are deferred and recorded under other payables and accrued expenses, and other long-term liability. The classification of short-term or long-term liabilities is depended on the management’s expectation of when the conditions attached to the grant can be fulfilled.

Comprehensive Income (Loss)

ASC Topic 220, Comprehensive Income, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying statement of shareholder’s equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

Income Taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC Topic 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC Topic 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

Leases

Effective from January 1, 2019, the TAG Business adopted the guidance of ASC Topic 842, Leases, which requires an entity to recognize a right-of-use asset and a lease liability for virtually all leases. On February 25, 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-02, Leases (ASC Topic 842), to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing transactions. ASC Topic 842 requires that lessees recognize right of use assets and lease liabilities calculated based on the present value of lease payments for all lease agreements with terms that are greater than twelve months. It requires for leases longer than one year, a lessee to recognize in the statement of financial condition a right-of-use asset, representing the right to use the underlying asset for the lease term, and a lease liability, representing the liability to make lease payments. ASC Topic 842 distinguishes leases as either a finance lease or an operating lease that affects how the leases are measured and presented in the statement of operations and statement of cash flows. ASC Topic 842 supersedes nearly all existing lease accounting guidance under GAAP issued by the FASB including ASC Topic 840, Leases.

The accounting update also requires that for finance leases, a lessee recognize interest expense on the lease liability, separately from the amortization of the right-of-use asset in the statements of earnings, while for operating leases, such amounts should be recognized as a combined expense. In addition, this accounting update requires expanded disclosures about the nature and terms of lease agreements.

The TAG Business does not have operating and financing leases as of June 30, 2022. The adoption of ASC Topic 842 did not materially impact the results of operations, cash flows, or presentation thereof.

Retirement Plan Costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service are provided. The TAG Business is required to make contribution to their employees under a government-mandated multi-employer defined contribution pension scheme for its eligible full-times employees in Hong Kong. The TAG Business is required to contribute a specified percentage of the participants’ relevant income based on their ages and wages level.

Segment Reporting

ASC Topic 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the TAG Business’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the TAG Business’s business segments.

The TAG Business uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the TAG Business’s chief operating decision maker (CODM) for making decisions, allocating resources and assessing performance. The TAG Business’s CODM has been identified as the CEO, who reviews consolidated results when making decisions about allocating resources and assessing performance of the TAG Business. Based on management’s assessment, the TAG Business determined that it has the following operating segments:

Entities:	Segments	Business Activities
OPH	Insurance Brokerage Business	• Facilitating the placement of insurance products to the insured, through the licensed insurance brokers or agents, in exchange for the commission from the insurance providers
	Asset Management Business	• Providing the portfolio management services to the customers to earn the asset management service fee
• Facilitating the placement of investment products for the fund and/or product provider, in exchange for the fund management services
	Money Lending Business	• Providing the lending services whereby the TAG Business makes secured and/or unsecured loans to creditworthy customers
	Real Estate Agency Business	• Solicitation of real estate sales for the developers, in exchange for one-time commissions
Fintech	Fintech Business

•   Managing an ensemble of fintech investments and operating a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing since its launch in November 2020.

All of the TAG Business’s revenues were generated in Hong Kong.

Based on management’s assessment, the TAG Business determined that it has five operating segments and therefore five reportable segments as defined by ASC Topic 280, which are (i) the Insurance Brokerage Business, (ii) the Asset Management Business, (iii) the Money Lending Business, (iv) Real Estate Agency Business and (v) Fintech Business. All of the TAG Business’s net revenues were generated in Hong Kong.

Related Parties

The TAG Business follows the ASC Topic 850-10, Related Party for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include: (a) affiliates of the TAG Business; (b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825-10-15, to be accounted for by the equity method by the investing entity; (c) trusts for the benefit of employees, such as pension and income-sharing trusts that are managed by or under the trusteeship of management; (d) principal owners of the TAG Business; (e) management of the TAG Business; (f) other parties with which the TAG Business may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and (g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: (a) the nature of the relationship(s) involved; (b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; (c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and (d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitments and Contingencies

The TAG Business follows the ASC Topic 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the TAG Business but which will only be resolved when one or more future events occur or fail to occur. The TAG Business assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the TAG Business or un-asserted claims that may result in such proceedings, the TAG Business evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the TAG Business’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. The management of the TAG Business does not believe, based upon information available at this time that these matters will have a material adverse effect on the TAG Business’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the TAG Business’s business, financial position, and results of operations or cash flows.

Fair Value Measurement

The TAG Business follows the guidance of the ASC Topic 820-10, Fair Value Measurements and Disclosures (“ASC Topic 820-10”), with respect to financial assets and liabilities that are measured at fair value. ASC Topic 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•        Level 1:    Inputs are based upon unadjusted quoted prices for identical instruments traded in active markets;

•        Level 2:    Inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. Black-Scholes Option-Pricing model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs; and

•        Level 3:    Inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models.

The carrying value of the financial instruments of the TAG Business: cash and cash equivalents, restricted cash, accounts receivable, loans receivable, amount due to a related party, accounts payable, escrow liabilities, income tax payable, other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

Management believes, based on the current market prices or interest rates for similar debt instruments, the fair value of note payable approximate the carrying amount. The TAG Business accounts for loans receivable at cost, subject to impairment testing. The TAG Business obtains a third-party valuation based upon loan level data including note rate, type and term of the underlying loans.

The TAG Business’s non-marketable equity securities are investments in privately held companies, which are without readily determinable market values and are classified as Level 3, due to the absence of quoted market prices, the inherent lack of liquidity and the fact that inputs used to measure fair value are unobservable and require management’s judgment.

Fair value estimates are made at a specific point in time based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Recently Issued Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-13, Financial Instruments — Credit Losses (Topic 326). The new standard amends guidance on reporting credit losses for assets held at amortized cost basis and available-for-sale debt securities. In February 2020, the FASB issued ASU 2020-02, Financial Instruments-Credit Losses (Topic 326) and Leases (Topic 842) — Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 119 and Update to SEC Section on Effective Date Related to Accounting Standards Update No. 2016-02, Leases (Topic 842), which amends the effective date of the original pronouncement for smaller reporting companies. ASU 2016-13 and its amendments will be effective for the TAG Business for interim and annual periods in fiscal years beginning after December 15, 2022. The management of the TAG Business believes the adoption will modify the way the TAG Business analyzes financial instruments, but it does not anticipate a material impact on results of operations. The TAG Business is in the process of determining the effects the adoption will have on its combined financial statements.

In October 2020, the FASB issued ASU 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs, which clarifies that, for each reporting period, an entity should reevaluate whether a callable debt security is within the scope of ASC 310-20-35-33. For public business entities, ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. For all other entities, ASU 2020-08 is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. This Update is not expected to have a significant impact on the TAG Business’s combined financial statements.

In October 2020, the FASB issued ASU 2020-10, Codification Improvements, which makes minor technical corrections and clarifications to the ASC. The amendments in Sections B and C of the ASU are effective for annual periods beginning after December 15, 2020, for public business entities. For all other entities, the amendments are effective for annual periods beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022. This Update is not expected to have a significant impact on the TAG Business’s combined financial statements.

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt — Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718), and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40), which requires an entity to treat a modification of an equity-classified warrant that does not cause the warrant to become liability-classified as an exchange of the original warrant for a new warrant. This guidance applies whether the modification is structured as an amendment to the terms and conditions of the warrant or as termination of the original warrant and issuance of a new warrant. An entity should measure the effect of a modification as the difference between the fair value of the modified warrant and the fair value of that warrant immediately before modification. The amendments in this Update are effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. An entity should apply the amendments prospectively to modifications or exchanges occurring on or after the effective date of the amendments. Early adoption is permitted for all entities, including adoption in an interim period. If an entity elects to early adopt the amendments in this Update in an interim period, the guidance should be applied as of the beginning of the fiscal year that includes that interim period. This Update is not expected to have a significant impact on the TAG Business’s combined financial statements.

In August 2021, the FASB issued ASU 2021-06, Presentation of Financial Statements (Topic 205), Financial Services — Depository and Lending (Topic 942), and Financial Services — Investment Companies (Topic 946): Amendments to SEC Paragraphs Pursuant to SEC Final Rule Releases No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses, and No. 33-10835, Update of Statistical Disclosures for Bank and Savings and Loan Registrants (SEC Update), to amend SEC paragraphs in the Accounting Standards Codification to reflect the issuance of SEC Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses, and No. 33-10835, Update of Statistical Disclosures for Bank and Savings and Loan Registrants. This ASU was effective upon issuance and did not have a significant impact on the TAG Business’s combined financial statements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF AGBA

The following discussion should be read in conjunction with our financial statements attached to this Proxy statement and footnotes thereto.

Overview

AGBA was incorporated as a blank check company on October 8, 2018, under the laws of the BVI, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

We presently have no revenue, have had losses since inception from incurring formation costs and have no operations other than the active solicitation of a target business with which to consummate a business combination. We have relied upon the sale of our securities and loans from our officers and directors to fund our operations.

Offering Proceeds Held in Trust

On May 16, 2019, AGBA consummated its initial public offering of 4,600,000 Units, which includes the full exercise of the over-allotment option. Each Public Unit consists of one ordinary share, one redeemable warrant, and one right to receive one-tenth (1/10) of an ordinary share upon the consummation of an initial business combination. Each redeemable warrant entitles the holder thereof to purchase one-half (1/2) of one ordinary share, and each ten rights entitle the holder thereof to receive one ordinary share at the closing of a business combination. The Units were sold at an offering price of US$10.00 per Unit, generating gross proceeds of US$46,000,000. Simultaneously with the closing of the initial business combination, the Company consummated the Private Placement of 225,000 units at a price of US$10.00 per Private Unit, generating total proceeds of US$2,250,000. A total of US$46,000,000 of the net proceeds from the sale of Public Units in the initial business combination (including the over-allotment option units) and the Private Placements were placed in a trust account established for the benefit of the Company’s public shareholders. The Company incurred US$2,559,729 in initial public offering related costs, including US$2,175,948 of underwriting fees and US$383,781 of initial public offering costs.

We will not issue fractional shares. As a result, holders must (1) exercise warrants in multiples of two warrants, at a price of US$11.50 per full share, to validly exercise the warrants; and (2) hold rights in multiples of 10 in order to receive shares for all of the rights upon closing of a business combination.

On each of May 11, August 13 and November 10, 2020, we issued a US$460,000 unsecured promissory note to the Sponsor, pursuant to which such amount was deposited into our Trust Account in order to extend the amount of time we had available to complete a business combination from May 16, 2020 to February 16, 2021. On each of February 10, May 11 and August 11, 2021, the Company issued an unsecured promissory note, in an amount of US$594,467, to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until November 16, 2021. On each of November 10, 2021, and February 7, 2022 the Company issued an unsecured promissory note in an amount of US$546,991, to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until May 16, 2022. On May 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until August 16, 2022. On August 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to its Sponsor, which amount was deposited into the trust account to extend the amount of available time to complete a business combination until November 16, 2022. Each of these promissory notes is non-interest bearing and is payable upon the closing of a business combination. In addition, each of the promissory notes may be converted, at the lender’s discretion, into additional Private Units at a price of US$10.00 per unit.

On August 18, 2020, AGBA held its annual meeting. During the annual meeting, AGBA’s shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders and also ratified the reappointment of Marcum LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2020. On October 15, 2020, AGBA dismissed Marcum LLP as its independent registered public accounting firm. The audit committee of AGBA’s board of directors, on October 15, 2020, approved the dismissal of Marcum LLP and the engagement of Friedman LLP as the company’s new independent registered public accounting firm. Effective October 20, 2020, Friedman LLP has been engaged as AGBA’s independent registered public accounting firm.

On November 2, 2021, AGBA held an extraordinary meeting of shareholders. During this meeting, AGBA’s shareholders approved proposals to (i) amend the Second Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022. On November 10, 2021, 316,503 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$10.94 per share, in an aggregate principal amount of approximately US$3,462,565. On each of November 10, 2021 and February 7, 2022, AGBA issued an unsecured promissory note, in the aggregate principal amount of US$546,991.05 to the Sponsor in exchange for the Sponsor depositing such amount into AGBA’s trust account in order to extend the amount of time available to consummate a business combination. None of the funds held in trust will be released from the trust account, other than interest income to pay any tax obligations, until the earlier of the completion of an initial business combination within the required time period or our entry into liquidation if AGBA has not consummated a business combination by May 16, 2022. On May 3, 2022, AGBA held its annual meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals, among other things, to (i) amend the Third Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022. On May 3, 2022, 283,736 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$11.24 per share, in an aggregate principal amount of US$3,189,369. On May 9, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$504,431, which amount was deposited into the trust account to extend the available time to complete a business combination to August 16, 2022. On August 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to its Sponsor, which amount was deposited into the trust account to extend the amount of available time to complete a business combination until November 16, 2022.

As of December 31, 2021, we had approximately US$164,863 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest.

As of June 30, 2022, we had approximately US$85,619 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest.

As of June 23, 2022, there was approximately US$38.3 million in AGBA’s trust account.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the private placement, although substantially all of the net proceeds are intended to be applied generally towards consummating a business combination successfully.

Proposed Business Combination

On November 3, 2021, AGBA, B2B, B2BSub, HKSub, OPH, Fintech, and TAG entered into the Business Combination Agreement (as amended), pursuant to which AGBA will become, by way of an acquisition merger, the beneficial owner of all of the issued and outstanding shares and other equity interests in and of each of OPH and Fintech. OPH is a holding company incorporated under the laws of Hong Kong on January 9, 2017 with its subsidiaries operating insurance brokerage, real estate agency, asset management and money lending businesses in Hong Kong. Fintech is a holding company incorporated under the laws of the BVI on October 26, 2015 with its subsidiaries offering financial technology platform services primarily in Hong Kong.

Upon the Closing of the transactions contemplated in the Business Combination Agreement, AGBA will acquire, by way of merger, 100% of the issued and outstanding securities of the TAG Business, in exchange for 55,500,000 AGBA Shares. See “Proposal No. 1 — The Business Combination Proposal” for additional details.

Results of Operations

Our entire activity from inception up to May 16, 2019 was in preparation for the IPO. Since the IPO, our activity has been limited to the evaluation of business combination candidates and engaging in activities in connection with the proposed business combination transaction with TAG Business, and we will not be generating any operating revenues until the closing and completion of our business combination.

For the six months ended June 30, 2022, we had a net loss of $583,086, which was comprised of interest and dividend income and general and administrative expenses, as well as a loss from the change in fair value of warrant liabilities.

For the six months ended June 30, 2021, we had a net loss of $306,245, which was comprised of general and administrative expenses and a loss from change in fair value of warrant liabilities.

For the year ended December 31, 2021, we had a net loss of US$769,316 which consisted of interest income from our trust account offset by operating expenses. Operating expenses generally consist of US$10,000 monthly payment to our Sponsor for office and administrative support, monthly professional fees owed to our service providers, travel expenses, Nasdaq market listing fees and amortization of our directors and officers insurance policy. Operating expenses after our initial public offering increased dramatically due to our having commenced operations, and certain professional expenses no longer being charged directly against paid-in-capital on our balance sheet, but now being expensed in the consolidated statement of operations.

Liquidity and Capital Resources

As of June 30, 2022, we had cash of $85,619 outside our Trust Account available for working capital needs. All remaining cash was held in the Trust Account and is generally unavailable for our use, prior to the business combination.

On May 16, 2019, we consummated the initial public offering of 4,600,000 Public Units (which includes the full exercise of the underwriter’s over-allotment option), at a price of US$10.00 per unit, generating gross proceeds of US$46,000,000. Simultaneously with the closing of the initial public offering, we consummated the sale of 225,000 Private Units, at a price of US$10.00 per unit, generating gross proceeds of US$2,250,000.

Following the initial public offering and the exercise of the over-allotment option, a total of US$46,000,000 was placed in the Trust Account. We incurred US$2,559,729 in initial public offering related costs, including US$2,175,948 of underwriting fees and US$383,781 of initial public offering costs.

Our liquidity needs have been satisfied to date through receipt of US$25,000 from the sale of the insider shares, advances from our Sponsor in an aggregate amount of US$1,419,337 outstanding as of June 30, 2022, and the remaining net proceeds from our initial public offering and private placement.

We intend to use substantially all of the net proceeds of the IPO, including the funds held in the Trust Account, to acquire a target business or businesses and to pay our expenses relating thereto. To the extent that our capital stock is used in whole or in part as consideration to effect our business combination, the remaining proceeds held in the Trust Account, as well as any other net proceeds not expended, will be used as working capital to finance the operations of the target business. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our business combination if the funds available to us outside of the Trust Account were insufficient to cover such expenses.

We intend to use the funds held outside the Trust Account primarily for activities relating to consummating the proposed Business Combination.

If our estimates of the costs of consummating our proposed business combination is less than the actual amount necessary to do so, or the amount of interest available to us from the trust account is less than we expect as a result of the current interest rate environment, we may have insufficient funds available to operate our business prior to our initial business combination. Moreover, we may need to obtain additional financing either to consummate our initial business combination or because we become obligated to redeem a significant number of our public shares upon consummation of our initial business combination, in which case we may issue additional securities or incur debt in connection with such business combination. Subject to compliance with applicable securities laws, we would only consummate such financing simultaneously with the consummation of our initial business combination. Following our initial business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations, and there is no assurance that such financing can be obtained on favorable terms, or at all.

We may need to seek additional capital through loans or additional investments from members of our management team, but such members of our management team are not under any obligation to advance funds to, or invest in, us. In the event that the Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our business combination, without interest, or, at the lender’s discretion, up to US$500,000 of the notes may be converted upon consummation of our business combination into additional Private Units at a price of US$10.00 per unit. The terms of such loans by our initial shareholders, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. If the Company’s securities are delisted, it will need to obtain additional financing to meet with its obligations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern if a business combination is not consummated by November 16, 2022. These unaudited condensed consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Off-Balance Sheet Arrangements

As of June 30, 2022, we did not have any off-balance sheet arrangements. We have no obligations, assets, or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any non-financial assets.

Contractual Obligations

As of June 30, 2022, we have long-term liabilities. We did not have any long-term debt, capital lease obligations or operating lease obligations. Maxim Group LLC (“Maxim”) is entitled to a deferred fee of US$1,840,000 (i.e. four percent (4.0%) of the IPO proceeds, or US$0.40 per unit). The deferred fee will be paid in cash upon the closing a business combination from the amounts held in the trust account. Such deferred amount will only be payable upon closing of a business combination. Further, the deferred amount paid to Maxim upon the closing of a business combination will be reduced by two percent (2.0%), or US$0.20 per unit, for each unit that is redeemed by shareholders in connection with the business combination. If the Business Combination is not consummated, the deferred amount will be forfeited. Maxim will not be entitled to any interest accrued on the deferred amount.

Also, we are committed to the below:

Registration Rights

The holders of our insider shares issued and outstanding prior to our initial public offering, as well as the holders of the Private Units (and all underlying securities) and any securities our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, are entitled to registration rights pursuant to a registration rights agreement entered into concurrently without initial public offering. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a cash underwriting discount of six and half percent (6.5%), or US$0.65 per unit, of the gross proceeds of the initial public offering. Two and one-half percent (2.5%), or US$0.25 per share, is not contingent and was paid at the closing of the initial public offering.

An aggregate fee of US$1,840,000 (i.e, four percent (4.0%) of the IPO proceeds, or US$0.40 per unit), is contingent on the closing of a business combination and was deferred by the underwriters and placed in the Trust Account. Such deferred amount will only be payable to the underwriters upon closing of a business combination. Further, the deferred amount paid to the underwriters upon the closing of a business combination will be reduced by two percent (2.0%), or US$0.20 per unit, for each unit that is redeemed by shareholders in connection with the business combination. If the business combination is not consummated, the deferred amount will be forfeited by the underwriters. The underwriters will not be entitled to any interest accrued on the deferred amount.

In a no redemption scenario, based on the approximately US$38,315,391 fair value of marketable securities held in the Trust Account as of June 30, 2022, the US$1,840,000 in underwriting fees paid by AGBA in connection with the closing of its IPO, will represent an effective underwriting fee of approximately 4%. In a 50% of maximum redemption scenario, the fair value of funds remaining in the Trust Account following such redemption would be approximately US$1,380,000 and the effective underwriting fee would be approximately 3%. In a maximum redemption scenario, the fair value of funds remaining in the Trust Account following such redemption would be approximately US$920,000 and the effective underwriting fee would be approximately 2%.

Private Warrants

AGBA classifies the Private Warrants as liabilities at their fair value and adjusts the Private Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Warrants are valued using a Black Scholes model.

Unit Purchase Option

AGBA sold to Maxim for US$100, an option to purchase 276,000 units exercisable, at US$11.50 per unit, between the first and fifth anniversary of the effective date of the registration statement relating to our initial public offering. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires on May 13, 2024. The Company accounted for the unit purchase option, inclusive of the receipt of US$100 cash payment, as an expense of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of the unit purchase option is approximately US$747,960, or US$2.71 per Unit, using the Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 2.18% and (3) expected life of four years between first and fifth anniversary dates of the Effective Date. The option and the units, as well as the ordinary shares and warrants to purchase ordinary shares that may be issued upon exercise of the option, have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement for our initial public offering pursuant to Rule 5110(g)(1) of FINRA’s Rules, during which time the option may not be sold, transferred, assigned, pledged or hypothecated, or be subject of any hedging, short sale, derivative or put or call transaction that would result in the economic disposition of the securities. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated prior to May 13, 2020 except to any underwriters and selected dealer participating in the offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement of which forms a part with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. We will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a share dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

Right of First Refusal

Subject to certain conditions, AGBA granted Maxim, for a period of 18 months after the date of the consummation of the business combination, a right of first refusal to act as lead underwriters or minimally as a co-manager, with at least 30% of the economics; or, in the case of a three-handed deal, 20% of the economics, for any and all future public and private equity and debt offerings. In accordance with FINRA Rule 5110(f)(2)I(i), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement for our initial public offering.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:-

Basis of presentation

These accompanying consolidated financial statements have been prepared in U.S. Dollars in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). In the opinion of management, all adjustments (consisting of normal recurring adjustments) have been made that are necessary to present fairly the financial position, and the results of its operations and its cash flows.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash

AGBA considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. AGBA did not have any cash equivalents as of June 30, 2022 or December 31, 2021.

Cash and Investments Held in Trust Account

As of June 30, 2022 and December 31, 2021, the assets held in the Trust Account were held in cash and US Treasury securities.

AGBA classified investments that are directly invested in U.S. Treasuries as available for sales and money market funds are classified in accordance with the trading method. All marketable securities are recorded at their estimated fair value. Unrealized gains and losses for available-for-sale securities are recorded in other comprehensive loss. AGBA evaluates its investments to assess whether those with unrealized loss positions are other than temporarily impaired. Impairments are considered other than temporary if they are related to deterioration in credit risk or if it is likely AGBA will sell the securities before the recovery of the cost basis. Realized gains and losses and declines in value determined to be other than temporary are determined based on the specific identification method and are reported in other income (expense), net in the consolidated statements of operations and comprehensive loss.

Warrant liabilities

AGBA accounts for the Warrants in accordance with the guidance contained in ASC 815-40-15-7D and 7F under which the Private Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, AGBA classifies the Private Warrants as liabilities at their fair value and adjusts the Private Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our consolidated statement of operations. The Private Warrants are valued using a Black Scholes model.

Ordinary Shares Subject To Possible Redemption

AGBA accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within AGBA’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. AGBA’s ordinary shares feature certain redemption rights that are considered to be outside of AGBA’s control and subject to occurrence of uncertain future events. Accordingly, as of June 30, 2022 and December 31, 2021, 3,362,871 and 3,646,607 ordinary shares subject to possible redemption, respectively, are presented as temporary equity, outside of the shareholders’ equity section of AGBA’s consolidated balance sheets.

Fair Value of Financial Instruments

FASB ASC Topic 820 “Fair Value Measurements and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value. FASB ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs. Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of AGBA. Unobservable inputs reflect AGBA’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1	—

Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that AGBA has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2	—

Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3	—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value of AGBA’s certain assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet. The fair values of cash and cash equivalents, and other current assets, accrued expenses, due to Sponsor are estimated to approximate the carrying values as of June 30, 2022 and December 31, 2021 due to the short maturities of such instruments.

The following table presents information about AGBA’s assets and liabilities that were measured at fair value on a recurring basis as of June 30, 2022 and December 31, 2021, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

Description	June 30, 2022 (unaudited)	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$38,315,391	$38,315,391	$—	$—

Liabilities:
Warrant liabilities	$550,000	$—	$—	$550,000
Description	December 31, 2021	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$40,441,469	$40,441,469	$—	$—

Liabilities:
Warrant liabilities	$490,000	$—	$—	$490,000

____________

*        included in cash in the cash and investments held in Trust Account on the Company’s unaudited condensed consolidated balance sheets.

Concentration of Credit Risk

Financial instruments that potentially subject AGBA to concentration of credit risk consist of cash and trust accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of US$250,000. AGBA has not experienced losses on these accounts and management believes AGBA is not exposed to significant risks on such accounts.

Net Loss Per Share

AGBA calculates net loss per share in accordance with ASC Topic 260, “Earnings per Share”. In order to determine the net loss attributable to both the redeemable shares and non-redeemable shares, AGBA first considered the undistributed loss allocable to both the redeemable ordinary shares and non-redeemable ordinary shares and the undistributed loss is calculated using the total net loss less any dividends paid. AGBA then allocated the undistributed loss ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable ordinary shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public stockholders. As of June 30, 2022 and December 31, 2021, AGBA has not considered the effect of the warrants sold in the Initial Public Offering to purchase an aggregate of 2,412,500 shares in the calculation of diluted net loss per share, since the exercise of the warrants is contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive and AGBA did not have any other dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary share and then share in the earnings of AGBA. As a result, diluted loss per share is the same as basic loss per share for the period presented.

The net loss per share presented in the statements of operations is based on the following:

	For the Six Months Ended June 30, 2022	For the Six Months Ended June 30, 2021
Net loss	$(583,086)	$(306,245)
Accretion of carrying value to redemption value	(1,063,291)	(3,440,953)
Net loss including accretion of carrying value to redemption value	$(1,646,377)	$(3,747,198)
	For the six months ended June 30, 2022		For the six months ended June 30, 2021
	Redeemable ordinary shares	Non-Redeemable ordinary shares	Redeemable ordinary shares	Non-Redeemable ordinary shares
Basic and diluted net loss per share:
Numerators:
Allocation of net loss including carrying value to redemption value	$(1,186,724)	$(459,653)	$(2,806,651)	$(940,547)
Accretion of carrying value to redemption value	1,063,291	—	3,440,953	—
Allocation of net income (loss)	$(123,433)	$(459,653)	$634,302	$(940,547)
Denominators:
Weighted-average shares outstanding	3,549,950	1,375,000	4,103,086	1,375,0000
Basic and diluted net loss per share	$(0.03)	$(0.33)	$0.15	$(0.08)

Related Parties

Parties, which can be a corporation or individual, are considered to be related if AGBA has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

Quantitative and Qualitative Disclosures About Market Risk

The net proceeds of the IPO held in the trust account may be invested in U.S. government treasury bills, notes or bonds with a maturity of 180 days or less or in certain money market funds that invest solely in US treasuries. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

AGBA’S BUSINESS

Overview

AGBA was incorporated as a blank check company on October 8, 2018, under the laws of the BVI, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

AGBA’s Existing Charter provides that its corporate existence will cease and it will liquidate the trust account (described herein) and distribute the funds included therein to the holders of ordinary shares sold in its IPO if it does not consummate a business combination by November 16, 2022.

Offering Proceeds Held in Trust

AGBA completed its IPO on May 16, 2019 of 4,000,000 AGBA Units, with each unit consisting of one AGBA Share, US$0.001 par value per share, one AGBA Warrant and one AGBA Right to receive one-tenth of one AGBA Share upon consummation of an initial business combination. Simultaneous with the consummation of the IPO, we consummated the private placement of 225,000 Private Placement Units at a price of US$10.00 per Private Placement Unit, generating total proceeds of US$2,250,000. The Private Placement Units were purchased by AGBA’s sponsor — AGBA Holding Limited. The underwriters in the IPO exercised the over-allotment option and on May 16, 2019, the underwriters purchased 600,000 over-allotment option units, which were sold at an offering price of US$10.00 per unit, generating gross proceeds of US$6,000,000.

After deducting the underwriting discounts and commissions and the offering expenses, a total of US$46,000,000 was deposited into a trust account established for the benefit of AGBA’s public shareholders — the trust account.

On August 18, 2020, AGBA held its annual meeting. During the annual meeting, AGBA’s shareholders elected all of the five nominees for directors to serve until the next annual meeting of shareholders and also ratified the reappointment of Marcum LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2020. On October 15, 2020, AGBA dismissed Marcum LLP as its independent registered public accounting firm. The audit committee of the AGBA’s board of directors, on October 15, 2020, approved the dismissal of Marcum LLP and the engagement of Friedman LLP as the company’s new independent registered public accounting firm. Effective October 20, 2020, Friedman LLP has been engaged as AGBA’s independent registered public accounting firm.

On November 2, 2021, AGBA held an extraordinary meeting of shareholders. During this meeting, AGBA’s shareholders approved proposals to (i) amend the Second Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental Stock Transfer & Trust Company, LLC to allow it to further extend the time to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2021. On November 10, 2021, 316,503 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$10.94 per share, in an aggregate principal amount of US$3,462,565. On each of November 10, 2021 and February 7, 2022, AGBA issued an unsecured promissory note, in an amount of US$546,991 to the Sponsor, pursuant to which such amounts had been deposited into the trust account in order to extend the amount of available time to complete a business combination to February 16, 2022. On February 7, 2022, AGBA issued an unsecured promissory note, in an amount of US$546,991 to the Sponsor, pursuant to which such amounts had been deposited into the trust account in order to extend the amount of available time to complete a business combination to May 16, 2022. On May 3, 2022, AGBA held its annual meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals, among other things, to (i) amend the Third Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022. On May 3, 2022, 283,736 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$11.24 per share, in an aggregate principal amount of US$3,189,369. On May 9, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$504,431, which amount was deposited into the trust account to extend the available time to complete a business combination to August 16, 2022. On August 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to its Sponsor, which amount was deposited into the trust account to extend the amount of available time to complete a business combination until November 16, 2022. None of the funds held in trust will be released from the trust account, other than interest income to pay any tax obligations, until the earlier of the completion of a business combination within the required time period or our entry into liquidation if AGBA has not consummated a business combination by November 16, 2022.

As of June 30, we had approximately US$85,619 of unused net proceeds that were not deposited into the trust fund to pay future general and administrative expenses. The net proceeds deposited into the trust fund remain on deposit in the trust fund earning interest. As of August 31, 2022, there was approximately US$38.8 million in AGBA’s trust account.

Business Combination Activities

On November 3, 2021, AGBA entered into the Business Combination Agreement (as amended), pursuant to which AGBA will become, by way of an acquisition merger, the beneficial owner of all of the issued and outstanding shares and other equity interests of each of OPH and Fintech from TAG, resulting in each company becoming a wholly-owned subsidiary of AGBA. See “Proposal No. 1 — The Business Combination Proposal” for more information regarding the Business Combination Agreement.

In the event that the Business Combination is not consummated by November 16, 2022, AGBA’s corporate existence will cease and AGBA will distribute the proceeds held in the trust account to its public shareholders.

Redemption Rights

Pursuant to AGBA’s Existing Charter, AGBA shareholders (except the Initial Shareholders and the officers and directors of AGBA) will be entitled to redeem their AGBA Shares for a pro rata share of the trust account (currently anticipated to be no less than approximately US$10.00 per ordinary share for shareholders) net of taxes payable.

AGBA’s Initial Shareholders do not have redemption rights with respect to any AGBA Shares owned by them, directly or indirectly (nor will they seek appraisal rights with respect to such ordinary shares if appraisal rights would be available to them).

Automatic Dissolution and Subsequent Liquidation of trust account if No Business Combination

If we do not consummate an initial business combination by November 16, 2022, it will trigger our automatic winding up, dissolution and liquidation pursuant to the terms of AGBA’s Existing Charter. As a result, this has the same effect as if we had formally gone through a voluntary liquidation procedure under the BVI Companies Law. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, dissolution and liquidation. We can no longer extend the period for a business combination beyond November 16, 2022.

In the past, we have extended the period of time to consummate a business combination. Pursuant to the terms of AGBA’s Existing Charter and the trust agreement entered into between us and Continental Stock Transfer & Trust Company, LLC, in order to extend the time available for us to consummate our initial business combination, our Initial Shareholders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account US$0.15 per public share for any extension after February 5, 2021, on or prior to the date of the applicable deadline. Our Initial Shareholders or their affiliates or designees will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional units at a price of US$10.00 per unit, which are the same as the Private Placement Units. Our shareholders have approved the issuance of the units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. If we are unable to consummate our business combination within such time period, we will, as promptly as possible but not more than ten Business Days thereafter, redeem 100% of our outstanding public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not necessary to pay our taxes, and then seek to liquidate and dissolve. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders. In the event of our dissolution and liquidation, the public rights will expire and will be worthless.

The amount in the trust account under the BVI Companies Law will be treated as share premium which is distributable under the BVI Companies Law provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our public shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Each of our Initial Shareholders and our Sponsor has agreed to waive its rights to participate in any liquidation of our trust account or other assets with respect to the Insider Shares and Private Placement Units and to vote their Insider Shares and private shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless.

If we are unable to consummate a business combination and expend all of the net proceeds of the IPO, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share distribution from the trust account would be approximately US$11.39.

The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would be prior to the claims of our public shareholders. Although we will seek to have all vendors, including lenders for money borrowed, prospective target businesses or other entities we engage execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account, including but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against our assets, including the funds held in the trust account. If any third party refused to execute an agreement waiving such claims to the monies held in the trust account, we would perform an analysis of the alternatives available to us if we chose not to engage such third party and evaluate if such engagement would be in the best interest of our shareholders if such third party refused to waive such claims. Examples of possible instances where we may engage a third party that refused to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a provider of required services willing to provide the waiver. In any event, our management would perform an analysis of the alternatives available to it and would only enter into an agreement with a third party that did not execute a waiver if management believed that such third party’s engagement would be significantly more beneficial to us than any alternative. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason.

AGBA Holding Limited, our Sponsor, has agreed that, if we liquidate the trust account prior to the consummation of a business combination, it will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of the IPO not held in the trust account, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver agreement. However, we cannot assure you that the Sponsor will be able to satisfy those obligations if it is required to do so. Accordingly, the actual per-share distribution could be less than US$11.39 due to claims of creditors. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public shareholders at least US$11.39 per share.

Facilities and Headquarters

We maintain our principal executive offices at Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong. The cost for this space is provided to us by AGBA Holding Limited, as part of the US$10,000 per month payment we make to it for office space and related services. We consider our current office space adequate for our current operations.

Employees

We have two executive officers. These individuals are not obligated to devote any specific number of hours to our matters and intend to devote only as much time as they deem necessary to our affairs. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. We expected our executive officers to devote such amount of time as they reasonably believe is necessary to our business (which could range from only a few hours a week while we are trying to locate a potential target business to a majority of their time as we move into serious negotiations with a target business for a business combination). Accordingly, as management has located a suitable target business to acquire, they are presently spending more time negotiating and processing the Business Combination than they were previously in locating and investigating target businesses. We do not intend to have any full-time employees prior to the consummation of the Business Combination.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Current Directors and Executive Officers of AGBA

AGBA’s current directors and executive officers are as follows:

Name	Age	Position
Gordon Lee	53	Chief Executive Officer and Director
Vera Tan	44	Chief Financial Officer and Director
Brian Chan	54	Director
Eric Lam	50	Director
Thomas Ng	66	Director

Below is a summary of the business experience of each our executive officers and directors:

Gordon Lee.    Gordon Lee has been our Chief Executive Officer and director since October 2018. Mr. Lee has over 28 years of experience in the education, IT, and entertainment industries and with startup businesses. In February 2016, Mr. Lee founded Causeway Bay CLC, which provides extracurricular activities for Victoria Kindergarten students, such as: STEM (Science, Technology, Engineering and Mathematics) program, soccer and other outdoor/indoor activities. In May 2010, Mr. Lee co-founded Soliton Holdings Limited, one of the first music streaming applications in Hong Kong and Macau. Prior to that, Mr. Lee co-founded and was the Business Development Director of Aspect Gaming from May 2007 to December 2010. Aspect Gaming is a game developer that brings offline games to online platform including lottery, casino, and social gaming.) From October 2001 to February 2007 Mr. Lee served as an Executive General Manager of Mocha Slot Group Limited, a member of Melco PBL Entertainment (Macau) Limited- a NASDAQ listed company. Mocha Club is one largest non-casino-based operations of electronic gaming machines in Macau. Prior to Mocha Club, Mr. Lee co-founded Elixir Group Limited (listed in AMEX: EGT), which was established in 2002 as a gaming focused IT solution provider (including a slot machine businesses). Elixir Group Limited operates in 32 countries and generated over 250,000,000 Euros in 2017. Mr. Lee obtained his Bachelor of Science in Computer Science Degree in 1991 and his Master of Science in Computer Science Degree in 1992 from Rensselaer Polytechnic Institute.

Vera Tan.    Vera Tan has been our Chief Financial Officer and director since February 2019. Ms. Tan has over 20 years of experience in deal origination, direct investments, banking, structured finance, asset management and law. Since May 2018, Ms. Tan has been the Founder and Managing Partner of VAM Advisory Limited, a strategic and management consulting firm. She was previously Managing Director at CMSC Partners Limited, a Hong Kong licensed asset management firm from May 2018 to October 2021. From March 2015 to April 2018, Ms. Tan was the Head of Hong Kong Global Markets Debt Compliance for Deutsche Bank AG, managing a total of eight different business lines across corporate treasury sales, FICC trading, institutional sales, special situations, structured finance, distressed trading, treasury and pool. During the period of March 2011 to October 2014, Ms. Tan was Managing Director at Sun Hung Kai Financial (now Everbright Sun Hung Kai) where she co-founded Client Solutions Department and her department was responsible for structured financing, private equity, co investment syndication and direct investment. From May 2010 to December 2010, Ms. Tan was Director at Mizuho Asia Securities Limited Fixed Income Department. Ms. Tan founded the Third-Party Group at Goldman Sachs Asia LLC Hong Kong FICC Division in May 2006 where she was consecutively ranked in the first quartile and promoted to Executive Director in 2008. Prior to joining Goldman Sachs, Ms Tan was a practicing barrister at Sir Oswald Cheung’s Chambers from 2003 to 2006. Ms. Tan graduated from University College London with a Bachelor of Laws Degree in June 2000 and a Postgraduate Diploma in Professional Legal Skills at the Inns of Court School of Law in London in June 2001.

Brian Chan.    Brian Chan has been a director of the Company since February 2019. Mr. Chan has over 23 years of experience handling litigations for civil claims, intellectual property rights protection and enforcement. Since September 2007 to present, Mr. Chan has been a Senior Partner at Chan, Tang & Kwok Solicitors, a member of the International Trademark Attorneys Association. From September 1995 to August 2007 he was an Associate at Baker & McKenzie, Associate at Stephenson Harwood & Lo, Partner at Stevenson, Wong & Co., Solicitors and Consultant at Benny Kong & Peter Tang. Additionally, Mr. Chan has acted as a Counsel to various Hong Kong and cross-border mergers and acquisitions and commercial matters since August 1999. Mr. Chan is also a frequent speaker on legal issues for intellectual property rights for the Hong Kong Productivity council. Mr. Chan graduated with a Bachelor of Laws Degree and passed the Solicitors’ Finals of the Law Society of England and Wales in 1993.

Eric Lam.    Eric Lam has been a director of the Company since February 2019. Since January 2007, he has been the Financial Controller of Skyworth Group Limited (“Skyworth”), which is one of the world’s top ten color TV brands, and is a leading Chinese brand of the display industry in China. In September 2013, in addition to Financial Controller, Mr. Lam became the Company Secretary of Skyworth. In February 2019, Mr. Lam was redesignated as an Executive Director and Company Secretary of Skyworth. At Skyworth, Mr. Lam participated in multiple acquisitions, including the acquisition of Sinoprima Investments and Manufacturing SA (PTY) Ltd, a home appliance brand in South Africa in 2014; Metz Consumer Electronics GmbH, a German TV company and Strong Media Group Limited, an European set-top box company. Mr. Lam holds a Bachelor of Computing (Information System) and a Bachelor of Business (Accounting) degree from Monash University of Australia.

Thomas Ng.    Thomas Ng has been our director since February 2019. Thomas Ng has 30 years of broad experience engaging in the fields of Education, Media, Retailing Marketing and Finance. He is a pioneer of IT in education and he was the author of “Digital English Lab,” one of the first series of digital books in Hong Kong. Since September 2018, he has been the Chief Executive Officer of e-chat, an IPFS block chain social media focused company. From March 2017 to April 2018, Mr. Ng was the Chief Financial Officer of Duofu Holdings Group Co. Limited. In February 2016, Mr. Ng founded Shang Finance Limited and was the Chief Executive Officer until February 2017. From March 2015 to November 2015, Mr. Ng was the Chief Financial Officer of World Unionpay Group Shares Limited. In August 2003, Mr. Ng established Fuji (Hong Kong) Co. Ltd. and was the Chief Executive Officer until December 2014. Mr. Ng obtained a Certificate of Education majoring in English from the University of Hong Kong in 2000.

We believe with their vast experience and complementary skillsets, our officers and directors are well qualified to serve as members of our board.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance; reviews AGBA’s accounting and financial reporting processes and the integrity of its financial statements; the audits of AGBA’s financial statements and the appointment, compensation, qualifications, independence and performance of AGBA’s independent auditors; AGBA’s compliance with legal and regulatory requirements; and the performance of AGBA’s internal audit function and internal control over financial reporting. The Audit Committee held one meeting during 2020.

The members of the Audit Committee are Brian Chan, Eric Lam and Thomas Ng, each of whom is an independent director under NASDAQ’s listing standards. Eric Lam is the Chairperson of the Audit Committee. The board has determined that both Eric Lam qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Nomination Committee

The Nomination Committee is responsible for overseeing the selection of persons to be nominated to serve on our board. Specifically, the Nomination Committee makes recommendations to the board regarding the size and composition of the board, establishes procedures for the director nomination process and screens and recommends candidates for election to the board. On an annual basis, the Nomination Committee recommends for approval by the board certain desired qualifications and characteristics for board membership. Additionally, the Nomination Committee establishes and administers a periodic assessment procedure relating to the performance of the board as a whole and its individual members. The Nomination Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board. The Nomination Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nomination Committee does not distinguish among nominees recommended by shareholders and other persons.

The members of the Nomination Committee are Brian Chan, Eric Lam and Thomas Ng, each of whom is an independent director under NASDAQ’s listing standards. Brian Chan is the Chairperson of the Nomination Committee.

Remuneration Committee

The Remuneration Committee reviews annually AGBA’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the board with respect to non-CEO and non-CFO compensation and administers AGBA’s incentive-compensation plans and equity-based plans. The Remuneration Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of AGBA may not be present during voting or deliberations of the Remuneration Committee with respect to his compensation. AGBA’s executive officers do not play a role in suggesting their own salaries. Neither AGBA nor the Remuneration Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Remuneration Committee held one meeting during 2020.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effect, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the Remuneration Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The members of the Remuneration Committee are Brian Chan, Eric Lam and Thomas Ng, each of whom is an independent director under NASDAQ’s listing standards. Thomas Ng is the Chairperson of the Remuneration Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Code of Ethics

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Directors and Executive Officers of the TAG Business

The names, ages, and present titles of the key executive officers of the TAG Business and the current directors of OPH and Fintech are listed in the table below.

Name	Age	Title
Mr. Lee Jin Yi	63	Group Chairman
Mr. Ng Wing Fai	53	Group President; Director (OPH); Director (Fintech)
Mr. Shu Pei Huang, Desmond	48	Director of Corporate Development/Acting Group Chief Financial Officer; Director (OPH); Director (Fintech)
Ms. Wong Suet Fai, Almond	50	Group Chief Operating Officer/Acting Chief of B2B Business
Mr. Jeroen Nieuwkoop	50	Group Chief Strategy Officer

Mr. Lee Jin Yi currently serves as the Group Chairman for the Legacy Group, having joined the group as an executive director in November 2020. He has extensive experience in the banking industry and has held various senior management positions with major financial institutions over the past 20 years. Mr. Lee was the deputy chairman of Lansen Pharmaceutical Holdings Limited, the chief executive officer of Cathay International Holdings Limited, a company listed on the London Stock Exchange, and a director of Xiamen City Commercial Bank. Mr. Lee was also the managing director and chief executive officer of Fubon Bank (Hong Kong) Limited for five and a half years and a director of Fubon Financial Holding Company Limited.

Mr. Ng Wing Fai currently serves as the Group President of the Legacy Group. He is also a director of both OPH and Fintech. Mr. Ng has worked for the Legacy Group for over 6 years, first joining in 2015. Prior to joining the group, Mr. Ng was the Managing Partner and Founding Partner of Primus Pacific Partners, an Asian private equity fund with a focus on financial services. He was also previously the Managing Director of Fubon Financial Holding, the largest financial conglomerate in Taiwan, where he oversaw its overall strategy, capital markets, merger and acquisition activities and major change programs. He has previously served as the Managing Director and Head of the Asia-Pacific Financial Institutions Group at Salomon Smith Barney. Mr. Ng graduated from the University of Cambridge and obtained a master’s degree in business administration from Harvard University in 1994.

Mr. Shu Pei Huang, Desmond is the Director of Corporate Development as well as the Acting Group Chief Financial Officer of the Legacy Group, having served in these roles since September 2015 and April 2021, respectively. Mr. Shu also presently serves as a director of both OPH and Fintech. Mr. Shu plays a key role in providing strategic management of investment and finance actions since joining the group in 2015. Before joining the Legacy Group, Mr. Shu was the Vice President of Primus Holdings (H.K.) Ltd, an Asia investment holding company with a focus on the financial services industry. Prior to that, he was the corporate development manager of DRB-HICOM Berhad, one of the largest diverse conglomerates in Malaysia with business across banking, insurance, automobile, and services. Mr. Shu has over 20 years of experience in the investment banking and financial services industry and has gained all-round experience through working with MIMB Investment Bank, SIBB Investment Bank, and KPMG Corporate Services.

Ms. Wong Suet Fai, Almond is the Group Chief Operating Officer and the Acting Chief of the OnePlatform B2B business segment. She has overall responsibilities in managing the diverse business operations and functions of the Legacy Group as she plans and implements sound business operation strategy across the group. In her remit, she oversees the B2B platform business, asset management, securities, international property and money lending businesses. At the same time, she continues to lead the corporate functions of Group Marketing, Corporate Communications, Human Resources, and the Administration Department. Ms. Wong joined the Legacy Group in February 2012. She has over the past 20 years of related experience, encompassing organizational and talent development, compensations and benefits management, staff training and engagement, organizational efficiency. Before joining the Legacy Group, Ms. Wong held different positions in AXA, Sun Life Financial, Hutchison Ports, CSL Telecommunications and Wyeth. Ms. Wong graduated with a Bachelor of Business Administration from Hong Kong Baptist University in 1995 and obtained a Master of Business Administration from University of Leicester in 2003. She completed the Advanced Management Program offered by Harvard Business School in 2018.

Mr. Jeroen Nieuwkoop currently serves as the Group Chief Strategy Officer for the Legacy Group, a position he has occupied since May 2021. Mr. Nieuwkoop plays a key role in ensuring the smooth implementation of the Legacy Group’s strategic plans by identifying immediate challenges and working with the management team to resolve these challenges. Mr. Nieuwkoop is also responsible for enhancing the group’s internal processes and management information systems to improve the overall group supervision and decision making. Mr. Nieuwkoop previously worked at Fubon Financial and Primus Pacific Partners and brings over 20 years’ experience in private equity, funds set-up, investments and divestments, mergers and acquisitions, as well as general corporate finance across the financial services industry in Asia.

Directors and Executive Officers after the Business Combination

The following persons are anticipated to be the directors and executive officers of the Post-Combination Company, following the Business Combination:

Name	Age	Title
Mr. Lee Jin Yi	63	Chairman and Executive Director
Mr. Ng Wing Fai	53	Deputy Chairman and Executive Director
Mr. Brian Chan	54	Independent Director
Mr. Thomas Ng	66	Independent Director
Mr. Felix Yun Pun Wong	55	Independent Director

Information about Anticipated Executive Officers and Directors upon the Closing of the Business Combination

Mr. Lee Jin Yi Upon the Closing of the Business Combination, Mr. Lee will serve as the Chairman of the Post-Combination Company and as an executive director of the Post-Combination Company’s board. Mr. Lee currently serves as the Group Chairman for the Legacy Group, having joined the group as an executive director in November 2020. He has extensive experience in the banking industry and held various senior management positions with major financial institutions over the past 20 years. Mr. Lee was the deputy chairman of Lansen Pharmaceutical Holdings Limited, the chief executive officer of Cathay International Holdings Limited, a company listed on the London Stock Exchange, and a director of Xiamen City Commercial Bank. Mr. Lee was also the managing director and chief executive officer of Fubon Bank (Hong Kong) Limited for five and a half years and a director of Fubon Financial Holding Company Limited.

Upon the Closing of the Business Combination, Mr. Lee will serve as a member of the Post-Combination Company’s board of directors, having been designated by TAG in accordance with the terms of the Business Combination Agreement.

Mr. Ng Wing Fai Upon the Closing of the Business Combination, Mr. Ng will serve as the Deputy Chairman and Executive Director of the Post-Combination Company and as an executive director of the Post-Combination Company’s board. Mr. Ng currently serves as the Group President for the Legacy Group and is a director of both OPH and Fintech. Mr. Ng has worked for the Legacy Group for over 6 years, joining the group in 2015. Prior to joining, Mr. Ng was the Managing Partner and Founding Partner of Primus Pacific Partners, an Asian private equity fund with a focus on financial services. He was also previously the Managing Director of Fubon Financial Holding, the largest financial conglomerate in Taiwan, where he oversaw its overall strategy, capital markets, merger and acquisition activities and major change programs. He has previously served as the Managing Director and Head of the Asia-Pacific Financial Institutions Group at Salomon Smith Barney. Mr. Ng graduated from the University of Cambridge and obtained a master’s degree in business administration from Harvard University in 1994.

Upon the Closing of the Business Combination, Mr. Ng will serve as a member of the Post-Combination Company’s board of directors, having been designated by TAG in accordance with the terms of the Business Combination Agreement.

TAG believes that Mr. Ng is qualified to serve on the Post-Combination Company’s board of directors due to his extensive business leadership, investment, and financial experience, as well as extensive knowledge of the TAG Business in his role as the Group President of the Legacy Group and as a director of each of OPH and Fintech.

Independent Directors

The Nasdaq listing rules require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Following the Business Combination, we expect to have three “independent directors” as defined in the Nasdaq listing rules and applicable SEC rules. Our board of directors has determined that each of the following individuals, who serve as our current independent directors, would be independent directors under applicable SEC and Nasdaq rules.

Brian Chan.    Upon the Closing of the Business Combination, Mr. Chan will serve as a member of the Post-Combination Company’s board of directors as an independent director, having been designated by TAG in accordance with the terms of the Business Combination Agreement. Please see the section “— Current Directors and Executive Officers of AGBA” above for a summary of Mr. Chan’s experience and qualifications.

AGBA and TAG believe that Mr. Chan is qualified to serve on the Post-Combination Company’s board of directors due to his extensive business, investment, and financial experience.

Thomas Ng.    Upon the Closing of the Business Combination, Mr. Ng will serve as a member of the Post-Combination Company’s board of directors as an independent director, having been designated by TAG in accordance with the terms of the Business Combination Agreement. Please see the section “— Current Directors and Executive Officers of AGBA” above for a summary of Mr. Ng’s experience and qualifications.

AGBA and TAG believe that Mr. Ng is qualified to serve on the Post-Combination Company’s board of directors due to his extensive business, investment, and financial experience.

Felix Yun Pun Wong.    Upon the Closing of the Business Combination, Mr. Wong will serve as a member of the Post-Combination Company’s board of directors as an independent director, having been designated by TAG in accordance with the terms of the Business Combination Agreement.

Mr. Wong currently acts as the Chief Financial Officer of Inception Growth Acquisition Limited, a publicly listed special purpose acquisition corporation (NASDAQ: IGTA). He has acted in this capacity since April 9, 2021. He has years of executive experience with multiple leadership positions and a track record in helping private companies enter the public market. He has been the principal of Ascent Partners Advisory Service Limited, a finance advisory firm, since March 2020. From November 2017 to December 2020, Mr. Wong held the position of Chief Financial Officer at Tottenham Acquisition I Limited, a publicly listed special purpose acquisition corporation, which merged with Clene Nanomedicine Inc. (NASDAQ: CLNN) in December 2020. From August 2015 to September 2017, he served as Chief Financial Officer at Raytron Technologies Limited, a leading Chinese national high-tech enterprise. His main responsibilities in these rules have included overseeing the financial functions of the firms, assisting in establishing corporate ventures for investment, and working on deal origination of new businesses in the corporate groups. Prior to these efforts, he was Chief Financial Officer and Executive Director of Tsing Capital from January 2012 to July 2015, where he managed four funds with a total investment amount of US$600 million and focused on environmental and clean technology investments. Mr. Wong also served as senior director and chief financial officer of Spring Capital, a US$250 million fund, from October 2008 until June 2011. Additionally, Mr. Wong was the chief financial officer of Natixis Private Equity Asia from November 2006 till October 2008 and an associate director of JAFCO Asia from March 2002 to October 2006. Mr. Wong was a finance manager for Icon Medialab from July 2000 to December 2001, a senior finance manager of Nielsen from August 1998 to July 2000, Planning-Free Shopper from April 1992 to August 1998, and an auditor at PricewaterhouseCoopers from August 1989 until March 2000. Mr. Wong earned his Masters of Business degree in 2003 from Curtin University in Australia and a Professional Diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University in 1989.

AGBA and TAG believe that Mr. Wong is qualified to serve on the Post-Combination Company’s board of directors based on his extensive experience in venture capital and with public companies.

Board Committees of the Post-Combination Company

Audit Committee

The Audit Committee will be established in accordance with Section 3(a)(58)(A) of the Exchange Act. The principal functions of the Audit Committee of the Post-Combination Company will include, among other things:

•        appointing, compensating, retaining, replacing, and overseeing the work of the independent registered public accounting firm engaged by the Post-Combination Company;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by the Post-Combination Company, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors regarding all relationships the auditors have with the Post-Combination Company in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues, and (iii) all relationships between the independent registered public accounting firm and the Post-Combination Company to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to SEC regulations prior to the Post-Combination Company entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and the Post-Combination Company’s legal advisors, as appropriate, of any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the financial statements or accounting policies of the Post-Combination Company and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC, or other regulatory authorities.

Upon consummation of the Business Combination, we anticipate that the Post-Combination Company’s Audit Committee will consist of Brian Chan, and Thomas Ng, and Felix Wong, each of whom will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to Audit Committee membership. In addition, all of the Audit Committee members will meet the requirements for financial literacy under applicable SEC and Nasdaq rules. The Post-Combination Company’s board of directors will adopt a new written charter for the Audit Committee, which will be available on the Post-Combination Company’s website after adoption. The reference to the Post-Combination Company’s website address in this proxy statement does not include or incorporate by reference the information on the Post-Combination Company’s website into this proxy statement.

Remuneration Committee

The principal functions of the Remuneration Committee of the Post-Combination Company will include, among other things:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our executive officers, evaluating their performance in light of such goals and objectives and determining, and approving the remuneration of our executive officers based on such evaluation;

•        reviewing, evaluating, and recommending changes, if appropriate, to the remuneration of our non-employee directors;

•        administering the Post-Combination Company’s equity compensation plans and agreements with the Post-Combination Company executive officers and directors;

•        reviewing and approving policies and procedures relating to perquisites and expense accounts of the executive officers of the Post-Combination Company;

•        assisting management in complying with proxy statement and annual report disclosure requirements;

•        if required, producing a report on executive compensation to be included in the Post-Combination Company’s annual proxy statement; and

•        reviewing and approving the Post-Combination Company’s overall compensation philosophy.

Upon consummation of the Business Combination, we anticipate that the Post-Combination Company’s Remuneration Committee will consist of Brian Chan, Thomas Ng, and Felix Wong. The Post-Combination Company’s board of directors will adopt a new written charter for the Remuneration Committee, which will be available on the Post-Combination Company’s website after adoption. The reference to the Post-Combination Company’s website address in this proxy statement does not include or incorporate by reference the information on the Post-Combination Company’s website into this proxy statement.

Nomination Committee

The principal functions of the Nomination Committee of the Post-Combination Company will include, among other things:

•        considering qualified candidates for positions on the board of directors of the Post-Combination Company;

•        creating and maintaining an evaluation process to ensure that all directors to be nominated to the board of directors during the annual shareholders’ meeting are appropriately qualified in accordance with the company’s organizational documents and applicable law and regulations;

•        making recommendations to the board of directors regarding candidates to fill vacancies on the board;

•        making recommendations to the board, regarding the size and composition of the board; and

•        reviewing the membership of the various committees of the board of directors and making recommendations for future appointments.

Upon consummation of the Business Combination, we anticipate that the Post-Combination Company’s Nomination Committee will consist of Brian Chan, Thomas Ng, and Felix Wong. The Post-Combination Company’s board of directors will adopt a new written charter for the Nomination Committee, which will be available on the Post-Combination Company’s website after adoption. The reference to the Post-Combination Company’s website address in this proxy statement does not include or incorporate by reference the information on the Post-Combination Company’s website into this proxy statement.

Limitations on Liability and Indemnification of Directors and Officers

The proposed Fifth Amended and Restated Memorandum and Articles of Association, which will be effective upon consummation of the Business Combination, limits the Post-Combination Company’s directors’ liability in accordance with BVI law.

Subject to BVI law, the Fifth Amended and Restated Memorandum and Articles of Association, which will be effective upon the consummation of the Business Combination, provide that the Post-Combination Company will, in certain situations, indemnify every director, secretary, or other officer of the Post-Combination Company (but not including the company’s auditors) and the personal representatives of the same against all actions, proceedings, costs, charges, expenses, losses, damages, or liabilities incurred or sustained by such indemnified person, including legal fees, other than by reason of such person’s own dishonesty or fraud, as determined by a court of competent jurisdiction, in or about the conduct of the company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of their duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such person in defending (whether successfully or otherwise) any proceedings concerning the company or its affairs in any court whether in the British Virgin Islands or elsewhere.

The Post-Combination Company plans to maintain a directors’ and officers’ insurance policy pursuant to which the Post-Combination Company’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in the Fifth Amended and Restated Memorandum and Articles of Association, which will be effective upon the consummation of the Business Combination, and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Code of Ethics

The Post-Combination Company’s board of directors will adopt a Code of Ethics applicable to its directors, executive officers, and team members that complies with the rules and regulations of Nasdaq and the SEC. The Code of Ethics will be available on the Post-Combination Company’s website. In addition, the Post-Combination Company intends to post on the Corporate Governance section of the Post-Combination Company’s website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the Code of Ethics. The reference to the Post-Combination Company’s website address in this proxy statement does not include or incorporate by reference the information on the Post-Combination Company’s website into this proxy statement.

EXECUTIVE COMPENSATION

Compensation of AGBA Directors and Executive Officers

Employment Agreements

AGBA has not entered into any employment agreements with our executive officers and has not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effect, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Compensation of Directors and Executive Officers of the TAG Business

The following discussion and analysis of compensation arrangements of the named executive officers of the TAG Business for the fiscal years ended December 31, 2021, 2020, and 2019 (i.e., pre-Business Combination) should be read together with the compensation tables and related disclosures provided below and in conjunction with the financial statements of the TAG Business and related notes appearing elsewhere in this proxy statement. Compensation information included in the following discussion is presented in actual dollar amounts.

Introduction

As an “emerging growth company,” within the meaning of the Securities Act (as amended by the JOBS Act) and a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, for purposes of the SEC’s executive compensation disclosure rules, the TAG Business has opted to comply with the executive compensation disclosure rules applicable to “emerging growth companies” and “smaller reporting companies.” This section discusses the material components of the executive compensation program for the Group President and the two other most highly compensated executive officers who the TAG Business refers to as its Named Executive Officers. As of the year ended December 31, 2021, the TAG Business’s Named Executive Officers were Mr. Ng Wing Fai, its Group President, Ms. Wong Suet Fai Almond, its Group Chief Operating Officer (prior to June 1, 2021, the Group Chief People & Culture Officer), and Mr. Lee Jin Yi, its Group Chairman.

The TAG Business’s compensation policies and philosophies are designed to align compensation with business objectives and the creation of shareholder value, while also enabling the TAG Business to attract, motivate, and retain individuals who contribute to its long-term success. The TAG Business’s management believes its executive compensation program must be competitive in order to attract and retain executive officers. The TAG Business seeks to implement compensation policies and philosophies by linking a significant portion of the TAG Business’s executive officers’ cash compensation to performance objectives.

To date, the elements of the TAG Business’s executive compensation prior to consummation of the Business Combination were (i) base salary, (ii) an annual cash incentive award scheme (the Annual Bonus Scheme), in which all executive officers of the TAG Business were able to earn a bonus based on company-wide annual financial and operational goals, and (iii) certain employee benefits and perquisites.

The Remuneration Committee of Convoy Global’s board of directors has historically determined all of the components of compensation of the executive officers for the TAG Business. As the TAG Business transitions to being part of a U.S. publicly traded company, the Post-Combination Company will evaluate its compensation program as circumstances require. As part of the ongoing evaluation, it is expected that the Remuneration Committee of the Post-Combination Company will broadly adopt the TAG Business’s existing policies and philosophies for compensation.

Summary Compensation Table

The TAG Business expects that the Post-Combination Company will develop an executive compensation program that is consistent with the TAG Business’s existing compensation policies and philosophies following the Business Combination, which are designed to align compensation with business objectives and the creation of shareholder value, while also enabling it to attract, motivate, and retain individuals who contribute to the company’s long-term success. The compensation reported in the summary compensation table below is not necessarily indicative of how the Named Executive Officers will be compensated in the future, and this discussion may contain forward-looking statements that are based on the TAG Business’s current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that the Post-Combination Company adopts in the future may differ materially from the currently planned programs summarized in this discussion.

Name and Principal Position	Year	Salary (US$)		Bonus (US$)		Appreciation Incentive (US$)	All Other Compensation (US$)		Total (US$)
Ng Wing Fai	2021	1,282,052		—		—	—		1,282,052
Group President	2020	1,185,901	(1)	—		213,675	—		1,399,576
	2019	1,282,052		320,513		—	—		1,602,564

Wong Suet Fai, Almond	2021	440,569		—		—	320		440,890
Group Chief Operating Officer(2)	2020	411,319		100,962		—	320		512,601
	2019	399,038		80,128		—	320		479,487

Lee Jin Yi	2021	430,769		—		—	107,692		538,462
Group Chairman	2020	50,256		—	(3)	—	12,564	(4)	62,821
	2019(5)	—		—		—	—		—

(equal to HK$ as below)

Name and Principal Position	Year	Salary (HK$)		Bonus (HK$)		Appreciation Incentive (HK$)	All Other Compensation (HK$)		Total (HK$)
Ng Wing Fai	2021	10,000,008		0		—	—		10,000,008
Group President	2020	9,250,026	(1)	205,309		1,666,668	—		10,916,694
	2019	10,000,008		2,500,0002		—	—		12,500,010

Wong Suet Fai, Almond	2021	3,436,440		—		—	2,500		3,438,940
Group Chief Operating Officer(2)	2020	3,208,290		787,500		—	2,500		3,998,290
	2019	3,112,500		625,000		—	2,500		3,740,000

Lee Jin Yi	2021	3,360,000		—		—	840,000		4,200,000
Group Chairman	2020	392,000		—	(3)	—	98,000	(4)	490,000
	2019(5)	—		—		—	—		—

____________

(1)      In 2020, the Legacy Group instituted a temporary salary reduction for certain members of its management team.

(2)      Ms. Wong served in the same role under the title Group Chief People and Culture Officer until June 1, 2021.

(3)      Mr. Lee joined the TAG Business in November 2020 and therefore did not qualify for any bonus in 2020.

(4)      This amount consisted primarily of the US$9,026 (equal to HK$70,000) guaranteed allowance provided for in the employment contract of Mr. Lee.

(5)      Mr. Lee joined the TAG Business in November 2020 and therefore did not receive any compensation in 2019.

Narrative to Summary Compensation Table

Employment Arrangements

Each of the Named Executive Officers has entered into employment agreements with the Legacy Group pursuant to which they act as executive officers for the TAG Business. The material terms of the employment agreements are summarized below.

(i)     The Ng Wing Fai Employment Agreement

Mr. Ng Wing Fai previously entered into an employment agreement with Convoy Global, dated September 15, 2015, as its Group President, which provided for, among other terms, a gross annual basic salary of approximately US$1.28 million (equal to HK$10,000,008) in 12 monthly installments and a discretionary annual performance bonus to be determined by the board of directors of Convoy Global. On October 30, 2020, Mr. Ng entered into a Letter of New Appointment and Employment Transfer (the “Ng Wing Fai Employment Agreement”), effective from November 1, 2020, pursuant to which Mr. Ng’s employment was transferred from Convoy Global to TAG Financial Holdings Limited. The Ng Wing Fai Employment Agreement provides for an annual basic salary of US$1.28 million (equal to HK$10,000,008) in 12 monthly installments and a discretionary annual performance bonus to be determined by the board of directors of TAG Financial Holdings Limited. Mr. Ng is also entitled to participate in the Mandatory Provident Fund Scheme (Hong Kong’s government retirement savings program) and certain employee and fringe benefit plans as may be in effect from time to time on the same basis as other similarly situated executives of TAG Financial Holdings Limited generally.

The Ng Wing Fai Employment Agreement subjects Mr. Ng to the following restrictive covenants: (i) employment term and six months post-termination non-solicitation of business from any customers or accounts of TAG Financial Holdings Limited or its subsidiaries or associated companies; (ii) employment term and six months post-termination non-solicitation of any sales person, consultants or employees of TAG Financial Holdings Limited or its subsidiaries or associated companies to terminate his or her employment with TAG Financial Holdings Limited or its subsidiaries or associated companies; and (iii) perpetual confidentiality.

(ii)    The Wong Suet Fai Almond Employment Agreement

Ms. Wong Suet Fai Almond has been employed with members of the Legacy Group since December 19, 2011, and, prior to her current role as Group Chief Operating Officer, had previously entered into an employment agreement, dated December 19, 2011 with CFS. Subsequently, she entered into a Letter of Employment Transfer with Convoy Global, dated April 18, 2018, pursuant to which Ms. Wong was appointed Group Chief People and Culture Officer, and which provided for, among other terms, a gross annual basic salary of approximately US$0.38 million (equal to HK$3,000,000) in 12 monthly installments and a discretionary annual performance bonus to be determined by the board of directors of Convoy Global.

On November 19, 2020, Ms. Wong Suet Fai Almond entered into a Letter of New Appointment and Employment Transfer (the “Wong Suet Fai Almond Employment Agreement”), pursuant to which she became Group Chief People and Culture Officer of TAG Financial Holdings Limited. The title of the role was changed to Group Chief Operating Officer on June 1, 2021. The Wong Suet Fai Almond Employment Agreement provides for an annual basic salary of approximately US$0.43 million (equal to HK$3,339,000) in 12 monthly installments and a discretionary annual performance bonus to be determined by the board of directors of TAG Financial Holdings Limited. Ms. Wong is also entitled to participate in the Mandatory Provident Fund Scheme (Hong Kong’s government retirement savings program) and certain employee and fringe benefit plans as may be in effect from time to time on the same basis as other similarly situated executives of TAG Financial Holdings Limited generally. The Wong Suet Fai Almond Employment Agreement subjects Ms. Wong to the following restrictive covenants: (i) employment term and six months post-termination non-solicitation of business from any customers or accounts of TAG Financial Holdings Limited or its subsidiaries or associated companies with whom Wong Suet Fai Almond has had service or dealings while employed by TAG Financial Holdings Limited; (ii) employment term and six months post-termination non-solicitation of any sales person, consultants or employees of TAG Financial Holdings Limited or its subsidiaries or associated companies to terminate his or her employment with TAG Financial Holdings Limited or its subsidiaries or associated companies; and (iii) perpetual confidentiality.

(iii)   The Lee Jin Yi Employment Agreement

On November 19, 2020, Mr. Lee Jin Yi entered into a Letter of New Appointment and Employment Transfer (the “Lee Jin Yi Employment Agreement”), pursuant to which Mr. Lee became an Executive Director of TAG Financial Holdings Limited. The Lee Jin Yi Employment Agreement provides for an annual basic salary of approximately US$0.43 million (equal to HK$3,360,300) in 12 monthly installments, a monthly allowance of approximately US$9,000 (equal to HK$70,000) per month, and a discretionary annual performance bonus to be determined by the board of directors of TAG Financial Holdings Limited. Mr. Lee is also entitled to participate in the Mandatory Provident Fund Scheme (Hong Kong’s government retirement savings program) and certain employee and fringe benefit plans as may be in effect from time to time on the same basis as other similarly situated executives of TAG Financial Holdings Limited generally. The Lee Jin Yi Employment Agreement subjects Mr. Lee to the following restrictive covenants: (i) employment term and six months post-termination non-solicitation of business from any customers or accounts of TAG Financial Holdings Limited with whom Mr. Lee has had service or dealings while employed by TAG Financial Holdings Limited; (ii) employment term and six months post-termination non-solicitation of any sales person, consultants or employees of TAG Financial Holdings Limited or its subsidiaries or affiliates to terminate his or her employment with TAG Financial Holdings Limited or its subsidiaries or affiliates; and (iii) perpetual confidentiality.

Base Salary

Base salaries are established at levels that are intended to provide a stable level of minimum compensation to each Named Executive Officer that are commensurate with each named executive officer’s role, experience, and duties.

Annual Bonus Scheme

At the end of each annual review period, each staff member of the TAG Business prepares a business development plan for the subsequent year. For managerial and executive level staff, these include company-wide financial and operational goals for the year. Recommendations for discretionary bonuses are tied to the results of annual appraisals for all staff, which measure a total of seven core competencies: (i) leadership, (ii) change ability, (iii) business acumen and job knowledge, (iv) customer focus, (v) teamwork, (vi) communication, and (vii) planning and organization. Managerial and executive level staff, including the Named Executive Officers, are assessed on these core competencies as well as their respective KPIs and annual goals set in the previous year’s business development plan.

Employee Benefits and Perquisites

The TAG Business provides a number of benefit plans to all eligible team members, including the Named Executive Officers. These benefits include programs such as medical, dental, life insurance, business travel accident insurance, short- and long-term disability coverage, and a MPF contribution plan. The TAG Business tiers its employee benefits in certain bands with higher bands having access to additional benefits. In 2020, the Named Executive Officers had access to the benefits within the top band (Band IV).

Potential Payments upon a Termination of Employment or a Change in Control

Mr. Ng, Ms. Wong, and Mr. Lee may be terminated under their respective employment agreements with three months’ written notice or salary in lieu of notice.

None of the Ng Wing Fai Employment Agreement, the Wong Suet Fai Almond Employment Agreement, or the Lee Jin Yi Employment Agreement provide for payment upon consummation of the Business Combination or a change of control event.

Director Compensation

During 2020 and 2021, the directors of each of OPH and Fintech received no additional compensation in connection with their service on these boards of directors, as they are instead compensated as employees of the Legacy Group pursuant to their respective employment contracts.

Compensation of Directors and Executive Officers of the Post-Combination Company

Executive Compensation

Following the Closing of the Business Combination, we intend to employ an executive compensation program that is consistent with the TAG Business’s existing compensation policies and philosophies, which are designed to align compensation with business objectives and the creation of shareholder value, while enabling the Post-Combination Company to attract, motivate, and retain individuals who contribute to long-term success. We also note that decisions on the executive compensation program will be made by the Remuneration Committee. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the Remuneration Committee. The executive compensation program actually adopted will depend on the judgment of the members of the Remuneration Committee and may differ from that set forth in the following discussion. We anticipate, however, that compensation for the Named Executive Officers will reflect their current, pre-Business Combination compensation in both form and amount.

Employment Agreements

Pursuant to the Business Combination Agreement, the parties’ are obligated to transition the employees of the TAG Business, including members of executive management, on terms that are no less favorable to those in effect prior to the Business Combination. In accordance with the Business Combination Agreement certain key personnel of the TAG Business will enter into employment agreements with the Post-Combination Company on terms and with compensation and benefits that are no less favorable than what they were entitled to prior to the Business Combination. The agreed form of those employment agreements is attached as an exhibit to the Business Combination Agreement, which is, in turn, annexed to this proxy statement as Annex A. Accordingly, we anticipate that the employment agreements for the Named Executive Officers with the Post-Combination Company will be substantially similar to those in place, as summarized above, prior to Business Combination. Any future employment agreements for Named Executive Officers or material adjustments to such agreements following the Business Combination will be subject to Remuneration Committee approval.

Base Salary

It is expected that the Named Executive Officers’ base salaries will be set pursuant to the employment agreements to be entered into pursuant to the Business Combination Agreement, as described above. We anticipate that the salaries of the Named Executive Officers will be reviewed annually by the Remuneration Committee based upon advice and counsel of its advisors.

Equity-Based Awards

We intend to use equity-based awards to reward long-term performance of the Named Executive Officers and other high-performing employees of the Post-Combination Company. We believe that providing a meaningful portion of the total compensation package in the form of equity-based awards will align the incentives of the Post-Combination Company’s executive officers with the interests of our shareholders and serve to motivate and retain the individual executives. By extending the same incentives to all employees of the Post-Combination Company, we believe that we will be able to reward exceptional employees for their contributions to the company and promote continued loyalty. Equity-based awards will be awarded under the Share Award Scheme. See the section titled “Proposal No. 5 — Share Award Scheme Proposal” for further details regarding the scheme and see Annex C for a copy of the scheme.

Other Compensation

We expect to continue to maintain various employee benefit plans, including health and retirement plans, comparable to those already in place for the TAG Business in which the Named Executive Officers will participate.

Director Compensation

Following the completion of the Business Combination, we expect that the board of directors of the Post-Combination Company or the Remuneration Committee will determine the annual compensation of directors. We anticipate that the directors, whether compensated directly as directors, as employees of the Post-Combination Company pursuant to their respective employment agreements, or through any other mechanism, will be competitive with relevant comparison companies and will support best practices in director compensation plan design.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of AGBA Shares as of [•], 2022 pre-Business Combination and immediately after the consummation of the Business Combination by:

•        each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known to AGBA to be the beneficial owner of more than 5% of AGBA Shares as of [•], 2022 (pre-Business Combination) or of AGBA Shares immediately after the consummation of the Business Combination;

•        each of AGBA’s executive officers and directors;

•        each person who will become an executive officer or director of the Post-Combination Company upon the consummation of the Business Combination;

•        all AGBA’s current executive officers and directors as a group; and

•        all executive officers and directors of the Post-Combination Company as a group upon the consummation of the Business Combination.

As of the Record Date, AGBA had 4,737,871 AGBA Shares issued and outstanding.

Unless otherwise indicated, AGBA believes that all persons named in the table will, immediately after the consummation of the Business Combination, have sole voting and investment power with respect to all securities of the Post-Combination Company beneficially owned by them.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, AGBA believes, based on the information furnished to it, that the persons and entities named in the table below will, immediately after the consummation of the Business Combination, have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All AGBA stock subject to options or warrants exercisable within 60 days of the consummation of the Business Combination are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 65,059,107 AGBA Shares to be outstanding upon consummation of the Business Combination, assuming no redemption.

The expected beneficial ownership of AGBA Shares post-Business Combination under the header “Post-Business Combination — Assuming Maximum Redemption” assumes 61,412,500 public shares having been redeemed.

	Pre-Business Combination		Post-Business Combination		Assuming Max. Redemption
	Number of Shares		Assuming No Redemptions
Name and Address of Beneficial Owner	Number of Shares	%	Number of Shares	%	Number of Shares	%
Five Percent Holders of AGBA and the Combined Company
AGBA Holding Limited(1)(2)	1,261,000	23.6%	1,261,000	1.95%	1,261,000	2.07%
Periscope Capital Inc.(3)	290,000	5.78%	290,000	*	290,000	*
Feis Equities LLC(4)	372,426	7.42%	372,426	*	372,426	*
Mizuho Financial Group, Inc.(5)	400,000	7.97%	400,000	*	400,000	*
Bank of Montreal(6)	260,000	5.18%	260,000	*	260,000	*
TAG(7)	—	—	55,500,000	85.3%	55,500,000	90.4%
Directors and Named Executive Officers of AGBA
Gordon Lee	30,000	*	30,000	*	30,000	*
Vera Tan	30,000	*	30,000	*	30,000	*
Brian Chan	18,000	*	18,000	*	18,000	*
Eric Lam	18,000	*	18,000	*	18,000	*
Thomas Ng	18,000	*	18,000	*	18,000	*
All Directors and Executive Officers of AGBA as a Group (5 individuals)	114,000	2.1%	114,000	*	114,000	*

Directors and Named Executive Officers Post-Business Combination
Lee Jin Yi	—	—	—	—	—	—
Ng Wing Fai	—	—	9,050	*	9,050	*
Brian Chan	18,000	*	18,000	*	18,000	*
Thomas Ng	18,000	*	18,000	*	18,000	*
Felix Wong	—	—	—	—	—	—
All Directors and Executive Officers post-Business Combination as a group (5 individuals)	36,000	*	45,060	*	45,050	*

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o AGBA Acquisition Limited, Room 1108, 11th Floor, Block B, New Mandarin Plaza, 14 Science Museum Road, Tsimshatsui East, Kowloon, Hong Kong.

(2)      Shares held by AGBA Holding Limited may be deemed to be indirectly beneficially owned by Samuel Chan. Mr. Chan disclaims beneficial ownership of these shares except to the extent of the pecuniary interests therein.

(3)      Based on a Schedule 13G filed on February 16, 2021 by the reporting person. The address for the reporting persons is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2. Periscope Capital Inc. (“Periscope”) which is the beneficial ownership of 200,000 ordinary shares, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 160,000 ordinary shares.

(4)      Based on a Schedule 13G filed on July 19, 2021 by the reporting persons. The address for the reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, IL 60606. Shares reported for Feis Equities LLC include shares beneficially owned by its Managing Member, Lawrence M. Feis.

(5)      Based on a Schedule 13G filed on April 12, 2021 by the reporting person. The address for the reporting person is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be the indirect beneficial owners of the reported shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

(6)      Based on a Schedule 13G jointly filed by Bank of Montreal, BMO FINANCIAL CORP., and BMO CAPITAL MARKETS CORP. The address for the reporting persons is 100 King Street West, 21st Floor, Toronto, M5X 1A1, Ontario, Canada.

(7)      Post-Closing, TAG intends to distribute 100% of the Aggregate Stock Consideration to the ultimate beneficial shareholders of TAG, subject to legal and regulatory requirements. Ultimate beneficial shareholders of TAG holding interest in TAG greater than 5% as of the date of this proxy statement include: Perfect Able Global Limited, HKSCC Nominees Limited, Eagle Legacy Limited, Oceana Glory Limited, and Chen Pei Xiong.

CERTAIN TRANSACTIONS AND RELATED PARTY TRANSACTIONS

Certain Transactions of AGBA

Insider Shares

In October 2018, AGBA’s Chief Executive Officer, Gordon Lee, subscribed for an aggregate of 1,000 of ordinary shares for an aggregate purchase price of US$1, or approximately US$0.001 per share. On February 22, 2019, AGBA issued an aggregate of 1,149,000 ordinary shares to Initial Shareholder for an aggregate purchase price of US$25,000 in cash (together with the shares issued to Mr. Lee — the Insider Shares). Simultaneously on February 22, 2019, the Sponsor transferred an aggregate of 114,000 ordinary shares to certain directors and officers of the Company, at a price of approximately US$0.02 per share, which is identical to the original price.

The Initial Shareholders have agreed not to transfer, assign or sell any of the Insider Shares (except to certain permitted transferees) until (1) the earlier of six months after the date of the consummation of an initial business combination and (2) the date on which AGBA consummates a liquidation, merger, stock exchange or other similar transaction which results in all of AGBA’s shareholders having the right to exchange their AGBA Shares for cash, securities or other property; provided, however, that if the last sale price of the AGBA Shares equals or exceeds US$12.00 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period, 50% of the Insider Shares will be released promptly thereafter.

Private Placement

Simultaneously with the closing of the IPO, AGBA’s Sponsor purchased an aggregate of 225,000 Private Placement Units at a price of US$10.00 per Private Placement Unit, or US$2,250,000 in the aggregate.

The Private Placement Units are identical to the AGBA Units sold in the IPO except the Private Placement Units will be non-redeemable. The purchaser of the Private Placement Units has agreed not to transfer, assign or sell any of the Private Placement Units or underlying securities (except to the same permitted transferees as the Insider Shares) until the completion of the Business Combination. If AGBA does not consummate a business combination within the combination period, the proceeds of the sale of the Private Placement Units will be used to fund the redemption of the public shares (subject to the requirements of applicable law).

Administrative Services Agreement

AGBA entered into an agreement with our Sponsor, commencing on May 16, 2019 through the earlier of the consummation of a business combination or AGBA’s liquidation, to pay the Sponsor a monthly fee of US$10,000 for general and administrative services. However, pursuant to the terms of such agreement, AGBA may delay payment of such monthly fee upon a determination by our Audit Committee that AGBA lacks sufficient funds held outside the trust account to pay actual or anticipated expenses in connection with a business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of a business combination.

Related Party Loans

In order to meet the working capital needs following the consummation of the IPO, AGBA’s Sponsor or an affiliate of the Sponsor, or AGBA’s officers and directors may, but are not obligated to, loan AGBA funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to US$500,000 of the notes may be converted upon consummation of a business combination into units at a price of US$10.00 per unit (which, for example, would result in the holders being issued AGBA Units to acquire 55,000 AGBA Shares (which includes 5,000 AGBA Shares issuable upon conversion of rights) and warrants to purchase 25,000 AGBA Shares if US$500,000 of notes were so converted). AGBA’s shareholders have approved the issuance of the AGBA Units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of a business combination. If AGBA does not consummate a business combination, the loans will not be repaid.

Related Party Extensions Loan

Originally, according to its initial Memorandum and Articles of Association, AGBA had 12 months from the consummation of the IPO to consummate a business combination, and if AGBA anticipated that it may not be able to consummate a business combination within those 12 months, AGBA may, but was not obligated to, extend the period of time to consummate a business combination three times by an additional three months each time (for a total of up to 21 months to consummate a business combination). On February 5, 2021, AGBA held an extraordinary meeting of shareholders where AGBA’s shareholders approved proposals to (i) amend the Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination three times for three additional months each time from February 16, 2021 to November 16, 2021; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination three times for three additional months each time from February 16, 2021 to November 16, 2021. On November 2, 2021, AGBA held another extraordinary meeting of shareholders where AGBA’s shareholders approved proposals to (i) amend the Second Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from November 16, 2021 to May 16, 2022. On May 3, 2022, AGBA held its annual meeting of shareholders. During this meeting, AGBA’s shareholders approved the proposals, among other things, to (i) amend the Third Amended and Restated Memorandum and Articles of Association to further extend the date by which it has to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022; and (ii) amend the investment management trust agreement, dated as of May 14, 2019 by and between AGBA and Continental to allow it to further extend the time to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022. On May 3, 2022, 283,736 AGBA Shares were redeemed by a number of shareholders at a price of approximately US$11.24 per share, in an aggregate principal amount of US$3,189,369. On May 9, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$504,431, which amount was deposited into the trust account to extend the available time to complete a business combination to August 16, 2022. On August 9, 2022, AGBA issued an unsecured promissory note in an amount of US$504,431 to its Sponsor, which amount was deposited into the trust account to extend the amount of available time to complete a business combination until November 16, 2022.

Pursuant to the terms of the Existing Charter and the trust agreement with Continental, in order to extend the time available for AGBA to consummate a business combination, holders of AGBA’s Insider Shares or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account US$0.15 per public share for any extension after February 5, 2021, on or prior to the date of the applicable deadline. The holders of Insider Shares will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of its initial business combination, or, at the lender’s discretion, converted upon consummation of its business combination into additional units at a price of US$10.00 per unit, which are the same as the Private Placement Units.

On each of May 11, 2020, August 12, 2020, and November 10, 2020, AGBA issued a total of three Notes to the Sponsor, each in an amount of US$460,000, and on each of February 10, 2021, May 11, 2021, and August 11, 2021, AGBA issued a total of three additional Notes to the Sponsor, each in an amount of US$594,466.50, pursuant to which all such amounts had been deposited into the trust account in order to extend the amount of available time to consummate a business combination until November 16, 2021. On each of November 10, 2021, and February 7, 2022, AGBA issued an additional Note to the Sponsor in the amount of US$546,991 deposited into the trust account in order to extend the amount of available time to consummate a business combination until May 16, 2022. On each of May 9, 2022, and August 9, 2022, AGBA issued an unsecured promissory note to its Sponsor, in the amount of US$504,431, which amount was deposited into the trust account to extend the available time to complete a business combination to November 16, 2022. The Notes are non-interest bearing and are payable upon the closing of a business combination. In addition, the Notes may be converted, at the lender’s discretion, into additional AGBA Units, which are the same as the Private Placement Units, at a price of US$10.00 per unit.

Related Party Advances

In the event the Sponsor pays for any expense or liability on behalf of AGBA, then such payments would be accounted for as loan to our Company by the Sponsor. The Sponsor had paid expenses incurred by AGBA equaling an aggregate of US$112,406 on a non-interest bearing basis as of September 30, 2021.

As of December 31, 2021 and 2020, AGBA owed a balance of US$952,761 and US$790,122, respectively, to the Sponsor.

As of June 30, 2022, AGBA owed a balance of US$1,419,337 to the Sponsor.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed US$120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director, or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict-of-interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our Initial Shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Neither TAG nor the TAG Business are affiliated with any of our Initial Shareholders. Furthermore, in no event will any of our existing officers, directors or Initial Shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effect, the consummation of a business combination.

Certain Transactions of the TAG Business

Administrative Services Agreements

TAG Financial Holdings Service Agreements

On June 24, 2021, each of OnePlatform Wealth Management Limited (“OWM”), OnePlatform International Property Limited (“OIP”), OnePlatform Asset Management Limited (“OAM”), and Hong Kong Credit Corporation Limited (“HKCC”) entered into separate, but substantially similar, Service Agreements with TAG Financial Holdings Limited (“TAG Financial Holdings”), a member of the Legacy Group. As the members of the Legacy Group presently share office space in the Trust Tower (see “Information about the TAG Business — Property” for additional information about the office space used by the TAG Business), TAG Financial Holdings, pursuant to these four agreements, agreed to provide certain premises and administrative services to each of OWM, OIP, OAM, and HKCC. With respect to premises services, TAG Financial Holdings agreed to pay for, among other things, building management fees, government rates and rent, office rent, and lease-related interest and depreciation for OWM, OIP, OAM, and HKCC, subject to reimbursement. With respect to administrative services, TAG Financial Holdings agreed to pay for, among other things, office consumables, cleaning fees, A/C, electricity, and water for OWM, OIP, OAM, and HKCC, subject to reimbursement. The service fees are charged in accordance with a standard formula included in each of the contracts, corresponding to their office space occupancy and employee headcount respectively.

Pursuant to these service agreements and their predecessor arrangements, the TAG Business, collectively, paid TAG Financial Holdings US$2,463,553 and US$970,355 for the years ended December 31, 2021 and 2020, respectively, for premises and administrative expenses, and US$1,004,307 and US$1,319,712 for the six months ended June 30, 2022 and 2021, respectively, for such expenses.

The management of the TAG Business anticipates that these Service Agreements will continue after the Business Combination and until either party thereto provides one month written notice of termination, to ensure continued smooth operation of the carved-out TAG Business and the remaining Legacy Group entities on a stand-alone basis.

Human Resource Services

Pursuant to an Agreement for Supply Services, signed in March 2020, Perform Financial Planning Services Limited (“PFPSL”), a member of the Legacy Group, provides centralized human resource, administrative, and other related services to members of the Legacy Group, including members of the TAG Business — OAM, OIP, OWM, and HKCC. In particular, PFPSL is responsible for engaging and compensating independent contractors and/or employees to provide services to members of the Legacy Group pursuant to their respective service and/or employment contracts. PFPSL receives referral income on all insurance products supported by OWM on a 60-70% basis. The agreement also provides a standard mechanism for members of the Legacy Group to refer potential employees to other members of the Legacy Group. Any party thereto may terminate the agreement with three months’ notice. The management of the TAG Business anticipates that PFPSL will continue to provide such services to the TAG Business following the Business Combination.

Insurance

On January 1, 2021, OPH contracted with OnePlatform Wealth Management Limited (“OWM”), pursuant to a Service Agreement, for OWM to provide professional training, daily operational support, and additional services with respect to the insurance platform business. This Service Agreement expires on December 31, 2021, and after the first three months may be terminated by either party for convenience. OPH agreed to pay OWM service fees based on the actual costs and expenses incurred plus a 5% mark-up for services on a monthly basis.

Real Property

On January 25, 2022, the TAG Business purchased an office building located at Kaiseng Commercial Centre, No 4 & 6, Hankow Road, Kowloon, Hong Kong from the Legacy Group for a consideration of approximately US$8.0 million. The purchase price was offset by the deduction of a previously paid earnest deposit of US$7.2 million and partially settled by cash. The management of the TAG Business expects to use this office building for its own occupancy and to meet its anticipated business expansion in the foreseeable period. This transaction is not expected to affect the existing Trust Tower lease or current administrative service agreements.

CurrencyFair Stake Acquisition

On March 18, 2022, the TAG Business entered into a sale and purchase agreement with the Legacy Group to acquire 4,158,963 shares of CurrencyFair for a cash consideration of US$7.84 million. The transaction closed in April 2022, resulting in the TAG Business owning a 7.94% equity interest of CurrencyFair.

OnePlatform Asset Management Limited

Fund Asset Management Service

JFA Capital is a closed-ended investment vehicle incorporated in the Cayman Islands and a member of the Legacy Group. Upon its incorporation JFA Capital engaged a third-party fund manager who, in turn, engaged OnePlatform Asset Management (“OAM”) as a sub-manager. On May 7, 2018, JFA Capital and OAM agreed for JFA Capital to terminate its existing management arrangement and appoint OAM as its sole manager. OAM is licensed by the Hong Kong Securities and Futures Commission under type 1 (Dealing in securities), type 4 (Advising on securities), and type 9 (asset management). OAM is also a “professional investor” as defined under the Securities and Futures Ordinance of Hong Kong.

OAM, accordingly, provides management of JFA Capital’s portfolio assets for a management fee and a performance fee, as dictated by the management agreement. For the years ended December 31, 2021 and 2020, JFA Capital paid OAM US$877,425 and US$842,194, respectively. The arrangement is non-exclusive, and OAM is permitted to invest in or advise other investment funds. OAM is also permitted to delegate its functions, powers, and duties to any person, subject to remaining liable for the actions of its delegate. The term of this management arrangement is indefinite, subject to 90 days’ notice by either party, and the management of the TAG Business anticipates that OAM will continue to provide fund management services to JFA Capital following the Business Combination.

In addition to JFA Capital, OAM also provides management services for other funds, including NSD Capital, a third-party Cayman-incorporated fund. For the years ended December 31, 2021 and 2020, NSD Capital paid OAM US$69,650 and US$69,799, respectively, for management services. The management of the TAG Business anticipate that OAM will continue to provide fund management services to NSD Capital following the Business Combination.

Client Referral Service

On December 9, 2019, OAM entered into a Client Referral Agreement with OnePlatform Securities Limited (“OSL”). OSL wished to appoint OAM as a referrer for potential OSL clients and engaged OAM, among other things, to review OSL marketing material, target appropriate clients, and direct them to OSL. OAM agreed not to provide any investment or securities-related advice or hold any assets belonging to such referred clients. The parties acknowledged OAM as an independent contractor and agreed to proceed with this services relationship on a non-exclusive basis.

To compensate OAM for its referral services, OSL agreed to pay OAM fees on monthly intervals. Such fees consist primarily of securities trading commissions (split 25% to OAM and 75% to OSL) and margin interest rebates (split 50% to OAM and 50% to OSL). For the years ended December 2021 and 2020, OSL paid OAM US$0 and US$3,768, respectively. The Client Referral Agreement continues in force until terminated by either party with 30 days’ notice. The management of the TAG Business anticipate that OAM will continue to provide referral services to OSL following the Business Combination.

OnePlatform Credit Limited

Consultant Bonuses — Loan Arrangements

In late-2017, CFS launched a discretionary incentive scheme which offered extra incentive payments to high-performing Independent financial advisors (“IFAs”). The incentive bonus offered to eligible consultants was in the form of an individual loan from OnePlatform Credit Limited (“OCL”). OCL is a licensed money lender in Hong Kong, and pursuant to a Service Agreement agreed to act as agent for CFS for the purposes of this discretionary scheme. As of June 30, 2022, OCL had loan agreements with 13 eligible IFAs, and the total outstanding amount under such loan agreements was US$0.

With effect from April 26, 2019, CFS and OCL contracted with Convoy Collateral Limited (“CCL”) for CCL to act as agent to receive money for and on behalf of CFS and OCL as well as collection agent and custodian of collected money. In exchange for these services, CCL receives a fee of 30% of the total payment received from consultants quarterly. In addition, CCL is entitled to all interest charged under any restructured loan agreement between consultants, on the one hand, and CFS or OCL, on the other. CCL’s costs and expenses are also borne by CFS and OCL on a full indemnity basis.

Another incentive scheme was introduced in November 2020. To encourage voluntary participation of eligible IFAs in the scheme and reduce their financial concerns, OCL agreed to provide personal loans to IFAs participating in the scheme pursuant to an Arrangement Agreement between it and CFS. In accordance with the Arrangement Agreement, TAG Technologies Limited, a fellow subsidiary of the TAG Business, provides funding for the financing scheme.

The management of the TAG Business anticipates that both consultant incentive schemes will continue during the period immediately following the Business Combination and the IFA Restructuring. The management of the TAG Business expects that the Post-Combination Company will continually monitor its approach to incentivizing its consultants and independent financial advisors and adjust such programs, as and when necessary or desirable.

TAG Technologies Limited

CurrencyFair Debt Assumption

Pursuant to a Share Purchase Agreement, dated August 9, 2018, Leung Pun Yam and TAG Technologies Limited (“TAG Technologies”) sold and CurrencyFair Limited (“CurrencyFair”) purchased the entire share capital of CurrencyFair Asia Limited (“CurrencyFair Asia”) in exchange for shares of CurrencyFair. Subsequently, on December 19, 2018, CurrencyFair entered into three separate Deeds of Assignments with Leung Pun Yam, Hong Kong Credit Corporation Limited, and TAG Asia Capital Limited, respectively, to be assigned certain receivables owed by CurrencyFair Asia to each of these counterparties. As a result of these transactions, CurrencyFair Asia owed, as of the date of the assignments, approximately US$2.82 million to CFS.

To consolidate the investment in CurrencyFair within Fintech and the fintech segment of the group, TAG Technologies agreed, pursuant to a Deed of Agreement, dated April 29, 2020, to bear the debt owing from CurrencyFair Asia to CFS starting from December 21, 2018. In consideration for this arrangement, CFS paid US$0.13 (equivalent to HK$1) to TAG Technologies.

Intra-Group Assignments

Assignments of Existing Loans

In anticipation of the Business Combination, Hong Kong Credit Corporation Limited (“HKCC”) and OnePlatform Credit Limited (“OCL”) have transferred their rights, title, and interest in certain loan agreements with third parties to members of the Legacy Group. In exchange for the assignment, Investor Choice Holdings Limited, another member of the Legacy Group, owes HKCC the remaining principal of the loans in exchange for the loan assignment.

Indemnification

Effective immediately upon the consummation of the Business Combination, the Post-Combination Company will enter into customary indemnification arrangements with each of the newly elected directors and newly appointed executive officers of the Post-Combination Company. Pursuant to these indemnification agreements the Post-Combination Company will indemnify such directors and executive officers under the circumstances and to the extent provided for therein, from and against all losses, claims, etc., to the fullest extent permitted under BVI law and the Fifth Amended and Restated Memorandum and Articles of Association.

Referral Agreement

On May 7, 2020, Focus Development Limited (now known as TAG Holdings Limited, or TAG) entered into a referral agreement with Apex Twinkle Limited (“Apex”), pursuant to which Apex agreed to use its best endeavor to identify and recommend a special purpose acquisition corporation to TAG. TAG agreed to pay Apex a service fee equal to 2.0% of the aggregate value of the business combination at the closing of the Business Combination (the “Referral Fee”), with 50% of the Referral Fee paid in newly issued shares of the Post-Combination Company and the remaining 50% of the Referral Fee paid in cash. As the aggregate value of the Business Combination for TAG is US$555,000,000 (55,500,000 AGBA Shares to be issued to TAG with the deemed value of US$10.00 per share as stated in the Business Combination Agreement), the total value of the consideration to paid to Apex is US$11.1 million. Accordingly, the Post-Combination Company will issue 555,000 ordinary shares to Apex upon the closing of the Business Combination and TAG shall pay Apex US$5.55 million in cash.

COMPARISON OF SHAREHOLDER RIGHTS

The BVI Companies Law and AGBA’s memorandum and articles of association govern the rights of its shareholders. AGBA’s Existing Charter differs in certain material respects from its proposed Fifth Amended and Restated Memorandum and Articles of Association. As a result, when you become a shareholder of the Post-Combination Company, your rights will differ in some regards as compared to when you were a shareholder of AGBA.

Below is a summary chart outlining important similarities and differences in the corporate governance and stockholder/shareholder rights associated with each of AGBA and the Post-Combination Company according to the organizational documents of AGBA and the Post-Combination Company.

This summary is qualified by reference to the complete text of the Fifth Amended and Restated Memorandum and Articles of Association of the Post-Combination Company in the form attached to this proxy statement as Annex B. You should review the Fifth Amended and Restated Memorandum and Articles of Association, as well as the corporate laws of the BVI, including the BVI Companies Law, to understand how these laws apply to the Post-Combination Company and AGBA, respectively.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Resolution of Shareholders

Resolutions of shareholders generally require either a resolution approved at a shareholder meeting by the affirmative vote of 50% of the outstanding shares present and voting, or a written resolution in writing of 50% of the outstanding shares voting in favor of the resolution.

See Clause 1 of the Memorandum of Association.

Shareholder resolutions may be passed by (i) ordinary resolution requiring a simple majority of the votes of the shares cast by such shareholders entitled to vote, whether in person or, in the case of any shareholder being a corporation, by its duly authorized representative or, where proxies are allowed, by proxy at a general meeting of which notice of the general meeting has been duly given; or (ii) by special resolution of shareholders passed by the affirmative vote of a majority of seventy-five (75) percent or more of the votes of the shares cast by such shareholders entitled to vote, whether in person or, in the case of any shareholder being a corporation, by its duly authorized representative or, where proxies are allowed, by proxy at a general meeting of which notice of the general meeting has been duly given.

See Clause 1 of the Memorandum of Association.

Resolution of directors

Resolution of directors may be passed by (i) a resolution approved at a duly convened and constituted meeting of directors by the affirmative vote of a majority of the directors present at the meeting who voted; or (ii) a resolution consented in writing by all of the directors.

See Clause 1 of the Memorandum of Association.

Resolution of directors may be passed by (i) a resolution approved at a duly convened and constituted meeting of directors of the company by the affirmative vote of a majority of the directors present at the meeting who voted except that where a director is given more than one vote, such director shall be counted by the number of votes such director casts for the purpose of establishing a majority; or (ii) a resolution consented in writing by all of the directors.

See Clause 1 of the Memorandum of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Authorized Share Capital	100 million ordinary shares authorized. See Clause 6.2 of Memorandum of Association	200 million ordinary shares authorized. See Clause 6.2 of Memorandum of Association.
Amendment to the memorandum and articles of association	By resolution of shareholders or resolution of directors, save for certain circumstances where no amendment may be made by resolution of directors. See Clause 13 of the Memorandum of Association.	The memorandum and articles can only be amended by special resolution of shareholders. See Clause 12.1 of the Memorandum of Association.
Continuation of the company outside the BVI

The company may by resolution of members or resolution of directors continue as a company incorporated under the laws of any jurisdiction outside the BVI in the manner provided under those laws.

See Regulation 23 of the Articles of Association.

The company may by special resolution of shareholders and resolution of directors continue as a company incorporated under the laws of a jurisdiction outside the BVI in the manner provided under those laws.

See Regulation 32 of the Articles of Association.

Company name	No specific provision.	The company may by both ordinary resolution of shareholders and resolution of directors change its name. See Clause 2 of the Memorandum of Association.
Lien over shares	No provision.

The company has a first and paramount lien on each of its shares for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that share, and on every share registered in the name of a person indebted or under liability to the company.

The company may sell such shares with liens under certain circumstances and on notice to the holder.

See Regulation 5 of the Articles of Association.

Calls on shares	Forfeiture provisions for shares not fully paid. See Regulation 3 of the Articles of Association.

In addition to forfeiture provisions, the directors may from time to time make calls upon the shareholders in respect of any moneys unpaid on their shares, and each shareholder shall (subject to receiving at least fourteen (14) days’ notice specifying the time or times of payment) pay to the company at the time or times so specified the amount called on such shares.

See Regulation 6 of the Articles of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Transfer of shares	The directors may in their absolute and unfettered discretion refuse to approve any intended transfer of a share. See Clause 12.2 of the Memorandum of Association.

Under the memorandum, the directors may not resolve to refuse or delay the transfer of a share unless the shareholder has failed to pay an amount due in respect of the share or otherwise as permitted by applicable law, the memorandum and articles or the rules of the designated stock exchange.

Under the articles, the board may, in its absolute discretion, decline to register any transfer of any share which is not fully paid up, or which is issued under any share incentive scheme for employees upon which a restriction on transfer imposed thereby still subsists, or on which the company has a lien.

See Regulation 8.2 of the Articles of Association and Clause 11.2 of the Memorandum of Association.

Dividends	Dividends may be authorized by resolution of directors. See Regulation 5 of the Articles of Association.

Dividends may be declared by directors from time to time, or the company by ordinary resolution may declare dividends, but no dividend shall exceed the amount recommended by the directors.

See Regulation 27 of the Articles of Association.

Redemption of shares

The company may purchase, redeem, or otherwise acquire and hold its own shares save that the company may not purchase, redeem or otherwise acquire its own shares without the consent of the shareholder whose shares are to be purchased, redeemed or otherwise acquired unless the company is permitted by BVI Companies Law or any other provision in the memorandum or articles to purchase, redeem or otherwise acquire the shares without such consent.

Further, any shareholder holding shares issued to persons who are not a founder, officer of the company, or director may, contemporaneously with any vote on a business combination, elect to have their shares redeemed for cash, provided that the shareholder follows the applicable procedures for redemption specified in the applicable disclosure documents. If so demanded, the company shall pay any such redeeming shareholder, regardless of whether he is voting for or against such proposed business combination, a per share redemption price equal to their pro rata share of the trust fund.

See Regulations 6 and 18 of the Articles of Association.

The company may purchase, redeem or otherwise acquire and hold its own shares in such manner and upon such other terms as the directors may agree with the relevant shareholder(s) save that the company may not purchase, redeem or otherwise acquire its own shares without the consent of shareholders whose shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by BVI Companies Law or any other provision in the memorandum or articles to purchase, redeem or otherwise acquire the shares without their consent.

See Regulation 3 of the Articles of Association

No equivalent provision with respect to redemption rights in connection with a business combination.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Commissions	No provision.

The company may insofar as may be permitted by applicable law, pay a commission to any person in consideration of their subscribing or agreeing to subscribe whether absolutely or conditionally for any shares.

See Regulation 2.7 of the Articles of Association.

Untraceable shareholders	Company may sell shares of untraceable shareholders in certain circumstances. See Regulation 8 of the Articles of Association.

Company may sell shares of untraceable shareholders in certain circumstances and in addition the company may cease sending cheques for dividend entitlements or dividend warrants by post if such cheques or warrants have been left uncashed on two consecutive occasions.

See Regulation 9 of the Articles of Association.

Shareholder meetings

Any director may convene a shareholders’ meeting at such times and in such manner and places within or outside the BVI as the director considers necessary or reasonable.

See Regulation 7 of the Articles of Association.

Upon the written request of the members (shareholders) entitled to exercise ten per cent (10%) or more of the voting rights in respect of the matter for which the meeting is requested the directors shall convene a meeting of members.

See Regulation 7.2 of the Articles of Association.

The board may convene a meeting of the shareholders at such time and in such manner and place within or outside the BVI as the board considers necessary or desirable. All general meetings may be held as a physical meeting in any part of the world and at one or more locations (if a hybrid meeting is adopted i.e., both physical and virtual attendance or an electronic only meeting is adopted), as may be determined by the board in its absolute discretion.

General meetings shall also be convened on the requisition in writing of any shareholder or shareholders entitled to attend and vote at general meetings of the company holding at least 30% of the voting rights attaching to the issued shares deposited at the registered office specifying the objects of the meeting by notice given no later than twenty-one (21) days from the date of deposit of the requisition signed by the requisitionists, and if the directors do not convene such meeting for a date not later than forty-five (45) days after the date of such deposit, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the directors to convene the general meeting shall be reimbursed to them by the company.

See Regulation 10 of the Articles of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Notice for shareholders’ meetings	10 days. See Regulation 7.3 of the Articles of Association.	14 days. See Regulation 10.4 of the Articles of Association.
Adjournment of shareholders’ meetings	The chairman may, with the consent of the meeting, adjourn any meeting from time to time, and from place to place. See Regulation 7.15 of the Articles of Association.

The chairperson may also adjourn a shareholders’ meeting without the consent of such meeting if, in the chairperson’s sole opinion and absolute discretion, it is necessary to do so to (i) secure the orderly conduct or proceedings of the meeting; (ii) give all persons present in person or by proxy and having the right to speak and/or vote at such meeting, the ability to do so; or (iii) give due time to permit proper consideration of any matters raised at a meeting.

See Regulation 10.17 of the Articles of Association.

Security at shareholders’ meetings	No provision.

The board and, at any general meeting, the chairperson of the meeting may from time to time make arrangements for managing attendance and/or participation and/or voting at physical, hybrid or electronic only shareholders’ meetings.

The board and, at any general meeting, the chairperson of the meeting may make any arrangement and impose any requirement or restriction the board or the chairperson of the meeting, as the case may be, considers appropriate to ensure the security and orderly conduct of a meeting (including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place, determining the number and frequency of and the time allowed for questions that may be raised at a meeting).

Shareholders shall also comply with all requirements or restrictions imposed by the owner of the premises at which the meeting is held. A person who refuses to comply with any such arrangements, requirements or restrictions may be refused entry to the meeting or ejected (physically or electronically) from the meeting.

See Regulation 12 of the Articles of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Quorum for shareholder meetings

A meeting is duly constituted if there are present in person or by proxy shareholders representing not less than half of the votes of the shares entitled to vote on resolutions of members to be considered at the meeting. A quorum may comprise a single member or proxy.

See Regulation 7.12 of the Articles of Association.

Two shareholders entitled to vote and present in person or by proxy shall form a quorum for all purposes. See Regulation 10.14 of the Articles of Association.
Voting at shareholder meetings

At any meeting of the members the chairman is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

See Regulation 7.16 of the Articles of Association.

A resolution put to the vote of a meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded:

(a) by the chairperson of the meeting; or

(b) by at least two (2) shareholders present in person (or in the case of a shareholder being a corporation by its duly authorized representative) or by proxy; or

(c) by a shareholder or shareholders present in person (or in the case of a shareholder being a corporation by its duly authorized representative) or by proxy and representing not less than ten (10%) percent of the total votes of shares entitled to vote at the meeting; or

(d) by a shareholder or shareholders present in person (or in the case of a shareholder being a corporation by its duly authorized representative) or by proxy and holding shares in the company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one tenth (1/10) of the total sum paid up on all Shares conferring that right.

In the case of an equality of votes, whether on a show of hands or on a poll, the chairperson of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

See Regulation 11 of the Articles of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Hybrid meetings or electronic only meetings	No provision.

Hybrid meetings are general meetings held and conducted by (i) physical attendance by shareholders and/or proxies at the principal meeting place and where applicable, one or more meeting locations and (ii) virtual attendance and participation by shareholders and/or proxies by means of electronic facilities. Electronic only meetings are general meetings held and conducted by solely by attendance and participation by shareholders and/or proxies by means of electronic facilities.

The board may, at its absolute discretion, arrange for persons entitled to attend a general meeting to do so by simultaneous attendance and participation by means of electronic facilities at such location or determined by the board at its absolute discretion. Any shareholder or any proxy attending and participating in such way or any shareholder or any proxy participating in a hybrid or electronic only meeting by means of electronic facilities is deemed to be present at and shall be counted in the quorum of the meeting.

All persons seeking to attend and participate in a hybrid or electronic only meeting shall be responsible for maintaining adequate facilities to enable them to do so. Any inability of a person or persons to attend or participate in a general meeting by way of electronic facilities shall not invalidate the proceedings of and/or resolutions passed at that meeting.

See Regulation 12 of the Articles of Association.

Proceedings of directors	Provisions governing proceedings of directors including that quorum of directors’ meetings is one half of the total number of directors. See Regulation 12.5 of the Articles of Association.	Similar provisions govern proceedings of directors, except that the quorum is two (2) directors. See Regulation 18.5 of the Articles of Association.
Notice requirement for board meetings

A director shall be given not less than three days’ notice of meetings, but a meeting of directors held without three days’ notice having been given to all directors shall be valid if all the directors entitled to vote at the meeting waive notice of the meeting.

See Regulation 12.4 of the Articles of Association.

A director shall be given not less than one (1) days’ notice of board meetings, but a board meeting held without one (1) day’s notice having been given to all directors shall be valid if at least 50% of the Directors entitled to vote at the meeting waive notice of the meeting.

See Regulation 18.4 of the Articles of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Depositary and clearing houses as shareholders

Corporate shareholders may by resolution of its directors or other governing body, authorize such individual as it thinks fit to act as its representative at any meeting of shareholders or of any class of shareholders, and the individual so authorized shall be entitled to exercise the same rights on behalf of the shareholder which he represents as that shareholder could exercise if it were an individual.

See Regulation 7.18 of the Articles of Association.

If a clearing house or depositary is a shareholder, it may authorize such persons as it thinks fit to act as its representative at general meetings, subject to certain conditions.

See Regulation 13 of the Articles of Association.

Director removal

A director may be removed from office with or without cause by:

(a) a resolution of members called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by a least seventy-five per cent of the members of the company entitled to vote, or

(b) a resolution of directors.

See Regulation 9.5 of the Articles of Association.

A director may be removed from office with or without cause, by ordinary resolution of shareholders passed at a general meeting called for the purposes of removing the director or for purposes including the removal of the director.

See Regulation 14.5 of the Articles of Association.

Director disqualification

A director shall resign if he is, or becomes, disqualified from acting as a director under the BVI Companies Law.

A vacancy in relation to directors occurs if a director dies or otherwise ceases to hold office prior to the expiration of his term of office.

See Regulations 9.6 and 9.8 of the Articles of Association.

The office of director shall be vacated, if the director:

(a) is disqualified from being appointed as a director under the BVI Companies Law; or

(b) dies or is found to be or becomes of unsound mind; or

(c) resigns from office by notice in writing to the company; or

(d) becomes bankrupt or has a receiving order made against the director or suspends payment or compounds with the director’s creditors; or

(e) is prohibited by law from being a director; or

(f) ceases to be a director by virtue of any provision of BVI Companies Law or is removed from office pursuant to the articles; or

(g) ceases to be eligible to remain as a director of a company admitted to trading on the designated stock exchange; or

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
(h) fails, without reasonable excuse, to attend all board meetings properly scheduled during a six month period. See Regulation 17 of the Articles of Association.
Committees

The directors may, by resolution of directors, designate one or more committees, each consisting of one or more directors, and delegate one or more of their powers, to the committee.

See Regulation 13 of the Articles of Association.

The board may, by resolution of directors, and with certain exceptions, designate one or more committees, each consisting of one or more directors, and delegate one or more of their powers to the committee.

See Regulation 19 of the Articles of Association.

Audit committee

The directors shall establish and maintain an audit committee as a committee of the directors and shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the audit committee shall comply with the rules and regulations of the SEC and the designated stock exchange. The audit committee shall meet at least once every financial quarter, or more frequently as the circumstances dictate.

The auditors may be members, but no director or other officer shall be eligible to be an auditor of the company during their continuance in office.

See Regulation 25 of the Articles of Association.

Without prejudice to the freedom of the board to establish any other committees, for so long as the shares (or depositary receipts therefor) are admitted to trading on the designated stock exchange, the board shall establish and maintain an audit committee as a committee of the board, the composition and responsibilities of which shall comply with the charter of the audit committee, the rules of the designated stock exchange, the rules and regulations of the SEC and all other applicable laws and regulations.

See Regulation 20 of the Articles of Association.

Accounts; inspection of records	No provision.

For as long as the company is admitted to trading on a designated stock exchange, the accounts relating to the company’s affairs shall be audited subject to the requirements of applicable law and the rules of the designated stock exchange. The accounting principles shall be determined by the directors by reference to the requirements (if any) of the designated stock exchange, applicable law, regulation or the requirements of any regulatory authority of competent jurisdiction.

No shareholder (not being a director) shall have any right of inspecting any account or book or document of the company except as conferred by law, regulation, or listing rule or as or authorized by the board.

See Regulation 26 of the Articles of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Auditor appointment and remuneration

Auditors shall be appointed by resolution of members or a resolution of directors.

Remuneration of auditors shall be fixed by resolution of directors where the auditors are appointed by the directors, otherwise fixed by resolution of members.

See Regulation 25 of the Articles of Association.

Auditors shall be appointed by resolution of directors, and remuneration of auditors shall be fixed by resolution of directors. See Regulation 26 of the Articles of Association.
Indemnification

Subject to certain limitations, the company shall indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(a) is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the company; or

(b) is or was, at the request of the company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise.

See Regulation 20 of the Articles of Association.

Subject to the BVI Companies Law, every director, secretary, or other officer (but not including the company’s auditors) and the personal representatives of the same shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages, or liabilities incurred or sustained by such indemnified person, including legal fees, other than by reason of such person’s own dishonesty or fraud, as determined by a court of competent jurisdiction, in or about the conduct of the company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of their duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such person in defending (whether successfully or otherwise) any proceedings concerning the company or its affairs in any court whether in the British Virgin Islands or elsewhere.

See Regulation 23 of the Articles of Association.

Disclosure	No provision.

The board, or any authorized service providers (including the officers, the secretary and the registered office agent of the company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the company’s shares may from time to time be listed, any information regarding the affairs of the company including, without limitation, information contained in the register of members and books of the company.

See Regulation 33 of the Articles of Association.

	Existing Charter	Fifth Amended and Restated Memorandum and Articles of Association
Forum for Disputes	No provision.

Any dispute or difference between the company and any of the shareholders, or between the shareholders, which cannot be resolved amicably shall be referred to a sole arbitrator and finally resolved by arbitration.

The arbitration shall be held in Road Town, Tortola, British Virgin Islands and shall be conducted in English. The arbitration shall be conducted in accordance with the BVI IAC Arbitration Rules 2016, the provisions of which shall be deemed to be incorporated into the Fifth Amended and Restated Memorandum and Articles of Association.

The seat of the arbitration shall be the British Virgin Islands irrespective of where the arbitrator signs the award, and the proper law of the arbitration shall be British Virgin Islands law.

However, the provisions on arbitration above will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

See Regulation 34 of the Articles of Association.

DESCRIPTION OF AGBA’S AND AGBA GROUP HOLDING LIMITED’S SECURITIES

Description of AGBA’s Securities Prior to the Business Combination

General

AGBA is a company incorporated in the BVI as a BVI business company (company number 1994475), and its affairs are governed by its memorandum and articles of association, the BVI Companies Law and the common law of the BVI. AGBA currently is authorized to issue 100,000,000 ordinary shares, par value US$0.001. As of the date of this proxy statement, 4,737,871 ordinary shares are issued and outstanding, held by 1,375,000 of which are held by our Initial Shareholders. No preferred shares are issued or outstanding.

The units that were issued in AGBA’s IPO, or the AGBA Units, each consists of one ordinary share of AGBA, or the AGBA Shares, one redeemable warrant, or the AGBA Warrants, and one right to receive additional AGBA Shares upon the consummation of an initial business combination, or the AGBA Rights. The AGBA Units, AGBA Shares, AGBA Warrants, and AGBA Rights are currently listed on Nasdaq and are registered pursuant to Section 12(b) of the Exchange Act.

AGBA Units

Each AGBA Unit consists of one ordinary share (the AGBA Shares), one redeemable warrant (the AGBA Warrants), and one right to acquire one-tenth (1/10) of an AGBA Share (the AGBA Rights). Each AGBA Warrant entitles the holder thereof to purchase one-half (1/2) of one AGBA Share.

AGBA Shares

Our shareholders of record are entitled to one vote for each AGBA Share held on all matters to be voted on by shareholders. In connection with any vote held to approve our initial business combination, all of our Initial Shareholders, as well as all of our officers and directors, have agreed to vote their respective ordinary shares owned by them immediately prior to the IPO and any shares purchased in the IPO or following the IPO in the open market in favor of the proposed Business Combination.

We will proceed with the business combination only if we have net tangible assets of at least US$5,000,001 upon consummation of such business combination and 65% of the AGBA Shares voted are voted in favor of the business combination. At least ten (10) days’ notice must be given for each general meeting (although we will provide whatever minimum number of days are required under Federal securities laws). Shareholders may vote at meetings in person or by proxy. Please see “Extraordinary General Meeting of AGBA Shareholders” in this proxy statement for more information on the logistics of voting.

Pursuant to AGBA’s Existing Charter, if we do not consummate a business combination by November 16, 2022, it will trigger our automatic winding up, dissolution and liquidation. Our Initial Shareholders have agreed to waive their rights to share in any distribution from the trust account with respect to their Insider Shares upon our winding up, dissolution and liquidation. This waiver was made at the time that the Insider Shares were purchased, and our Initial Shareholders did not receive any additional consideration for such waiver.

Our shareholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the AGBA Shares, except that public shareholders have the right to have their public shares converted to cash equal to their pro rata share of the trust account if they vote on the proposed business combination and the business combination is consummated. Public shareholders who convert their public shares into their portion of the trust account still have the right to exercise the AGBA Warrants that they received as part of the AGBA Units.

AGBA Warrants

Each redeemable AGBA Warrant entitles the registered holder to purchase one-half (1/2) of one AGBA Share at a price of US$11.50 per share, subject to adjustment as discussed below, at any time commencing on the later to occur of (i) the completion of an initial business combination, and (ii) 12 months from the date of IPO. Pursuant to the warrant agreement, an AGBA Warrant holder may exercise its warrants only for a whole number of shares. This means that only an even number of warrants may be exercised at any given time by a warrant holder. However, except as set forth below, no AGBA Warrants will be exercisable for cash unless we have an effective and current registration statement covering the AGBA Shares issuable upon exercise of the AGBA Warrants and a current prospectus relating to such AGBA Shares. Notwithstanding the foregoing, if a registration statement covering the AGBA Shares issuable upon exercise of the AGBA Warrants is not effective within 90 days from the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise AGBA Warrants on a cashless basis pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act, provided that such exemption is available. If an exemption from registration is not available, holders will not be able to exercise their AGBA Warrants on a cashless basis. The AGBA Warrants will expire five years from the effective date of IPO at 5:00 p.m., Eastern Standard Time.

We may call the AGBA Warrants for redemption (excluding the private warrants but including any outstanding warrants issued upon exercise of the unit purchase option issued to Maxim Group LLC and its designees), in whole and not in part, at a price of US$0.01 per AGBA Warrant:

•        at any time while the warrants are exercisable;

•        upon not less than 30 days’ prior written notice of redemption to each warrant holder;

•        if, and only if, the reported last sale price of the AGBA Shares equals or exceeds US$16.50 per share (subject to adjustment for splits, dividends, recapitalizations and other similar events), for any 20 trading days within a 30 trading day period ending on the third Business Day prior to the notice of redemption to warrant holders; and

•        if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the AGBA Warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of an AGBA Warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for the AGBA Warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price of the AGBA Shares declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants; however, such redemption may occur at a time when the redeemable warrants are “out-of-the-money,” in which case you would lose any potential embedded value from a subsequent increase in the value of ABGA Shares had your AGBA Warrants remained outstanding. Historical trading prices for AGBA Shares have not exceeded the US$16.50 per share threshold at which the Public Warrants would become redeemable. However, this could occur in connection with or after the closing of the Business Combination.

In the event we determined to redeem AGBA Warrants, holders of redeemable AGBA Warrants will be notified of such redemption as described in our warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and AGBA, dated May 14, 2019 (the “Warrant Agreement”). Specifically, in the event that we elect to redeem all of the redeemable AGBA Warrants as described above, we will fix a date for the redemption (the “Redemption Date”). Notice of redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the Redemption Date to the registered holders of the AGBA Warrants to be redeemed at their last addresses as they appear on AGBA’s warrant register. Any notice mailed in the manner provided in the Warrant Agreement will be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable AGBA Warrants will be notified of such redemption via posting of the redemption notice to DTC.

If we call the AGBA Warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the whole AGBA Warrants for that number of AGBA Shares equal to the quotient obtained by dividing (x) the product of the number of AGBA Shares underlying the AGBA Warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value.

The “fair market value” shall mean the volume weighted average price of the AGBA Shares for the 20 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether we will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of our ordinary shares at the time the warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.

If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of AGBA Shares to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of AGBA Shares to be issued and thereby lessen the dilutive effect of a warrant redemption.

We believe this feature is an attractive option to us if we do not need the cash from the exercise of the warrants after the Business Combination. If we call our warrants for redemption and our management does not take advantage of this option, the holders of the Private Warrants and their permitted transferees would still be entitled to exercise their Private Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis.

The AGBA Warrants are issued in registered form under the Warrant Agreement which provides that the terms of the warrants may be amended without the consent of any Warrant holder to cure any ambiguity, correct or supplement any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding warrants in order to make any change that adversely affects the interests of the registered Warrant holders.

The exercise price and number of ordinary shares issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share capitalizations, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the AGBA Warrants will not be adjusted for issuances of AGBA Shares at a price below their respective exercise prices.

The AGBA Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive ordinary shares. After the issuance of AGBA Shares upon exercise of the AGBA Warrants, each holder will be entitled to one vote for each AGBA Share held of record on all matters to be voted on by shareholders.

Except as described above, no AGBA Warrants will be exercisable and we will not be obligated to issue AGBA Shares, unless at the time a holder seeks to exercise such warrant, a prospectus relating to the AGBA Shares issuable upon exercise of the AGBA Warrants is current and the AGBA Shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the AGBA Shares issuable upon exercise of the AGBA Warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the AGBA Shares issuable upon exercise of the AGBA Warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the AGBA Shares issuable upon the exercise of the AGBA Warrants is not current or if the AGBA Shares are not qualified or exempt from qualification in the jurisdictions in which the holders of the AGBA Warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

AGBA Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder (and his, her or its affiliates) would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder (and his, her or its affiliates) would beneficially own in excess of 9.8% of the AGBA Shares issued and outstanding. Notwithstanding the foregoing, any person who acquires an AGBA Warrant with the purpose or effect of changing or influencing the control of our company, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition will be deemed to be the beneficial owner of the underlying AGBA Shares and not be able to take advantage of this provision.

No fractional shares will be issued upon exercise of the AGBA Warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share (as a result of a subsequent share capitalizations payable in ordinary shares, or by a split up of the ordinary shares or other similar event), we will, upon exercise, round up or down to the nearest whole number the number of ordinary shares to be issued to the warrant holder.

Contractual Arrangements with respect to the Certain Warrants

We have agreed that so long as the private warrants are still held by the Initial Shareholders or their affiliates, we will not redeem such warrants and we will allow the holders to exercise such warrants on a cashless basis (even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective). However, once any of the foregoing warrants are transferred from the Initial Shareholders or their affiliates, these arrangements will no longer apply. Additionally, the representative of the underwriters has agreed that it will not be permitted to exercise any warrants underlying the purchase option to be issued to it and/or its designees upon consummation of the IPO until five years after the completion of a Business Combination. Furthermore, because the private warrants were issued in a private transaction, the holders and their transferees are allowed to exercise the private warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares.

AGBA Rights

Except in cases where we are not the surviving company in a business combination, each holder of a right will automatically receive one-tenth (1/10) of an AGBA Share upon consummation of our initial business combination, even if the holder of a public right converted all AGBA Shares held by him, her or it in connection with the initial business combination or an amendment to AGBA’s Existing Charter with respect to our pre-business combination activities. In the event we will not be the surviving company upon completion of our initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of an AGBA Share underlying each AGBA Right upon consummation of the business combination. No additional consideration will be required to be paid by a holder of AGBA Rights in order to receive his, her or its additional AGBA Shares upon consummation of an initial business combination. The AGBA Shares issuable upon exchange of the AGBA Rights will be freely tradable (except to the extent held by affiliates of ours). If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of AGBA Rights to receive the same per share consideration the holders of the AGBA Shares will receive in the transaction on an as-converted into ordinary shares basis. We note that the Business Combination proposed in Proposal No. 1 will result in AGBA being the surviving company.

We will not issue fractional shares in connection with an exchange of AGBA Rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of BVI law. As a result, you must hold AGBA Rights in multiples of 10 in order to receive AGBA Shares for all of your rights upon closing of a business combination. If we are unable to consummate an initial business combination within the required time period and we liquidate the funds held in the trust account, holders of AGBA Rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from our assets held outside of the trust account with respect to such rights, and the AGBA rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the AGBA Rights upon consummation of an initial business combination. Additionally, in no event will we be required to net cash settle the rights. Accordingly, the AGBA Rights may expire worthless.

Unit Purchase Option

Maxim Group LLC, as representative of the underwriters in the IPO, holds an option for US$100 to purchase up to a total of 276,000 AGBA Units at US$11.50 per unit (the “Maxim Units”). The AGBA Units issuable upon exercise of this option are identical to those described above except that the Maxim Units, if the unit purchase option is exercised, will be purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of the Maxim Units is registered under the Securities Act. Each Maxim Unit consists of one ordinary share, one warrant to purchase one-half of one ordinary share at a price of US$11.50 per full share, and one right to acquire one-tenth of an ordinary share upon the consummation of a business combination. In connection with the receipt of the AGBA Shares underlying AGBA Rights upon the consummation of a business combination, no additional consideration shall be paid by Maxim Group LLC; provided, however, in no event AGBA shall be required to issue fractional AGBA Shares upon the exchange of AGBA Rights and each AGBA Right will be valued at US$1.10 to settle any fractional ordinary shares deliverable upon exchange of rights.

Dividends

We have not paid any cash dividends on our AGBA shares to date and do not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

AGBA’s Existing Charter

AGBA’s Existing Charter filed under the laws of the BVI contain provisions designed to provide certain rights and protections to our shareholders prior to the consummation of a business combination. The following are the material rights and protections contained in AGBA’s Existing Charter:

•        the right of public shareholders to exercise conversion rights and have their public shares redeemed in lieu of participating in a proposed business combination;

•        a prohibition against completing a business combination unless we have net tangible assets of at least US$5,000,001 upon consummation of such business combination;

•        a requirement that if we seek shareholder approval of any business combination, 65% of the issued and outstanding ordinary shares voted must be voted in favor of such business combination;

•        the establishment of procedures regarding the standing and election of directors;

•        a requirement that directors may call shareholder meetings on their own accord and are required to call a shareholder meeting if holders of not less than 10% of the voting rights request such a meeting;

•        a prohibition, prior to a business combination, against our issuing (i) any ordinary shares or any securities convertible into ordinary shares or (ii) any other securities (including preferred shares) which participate in or are otherwise entitled in any manner to any of the proceeds in the trust account or which vote as a class with the ordinary shares on a business combination;

•        a requirement that our management take all actions necessary to liquidate our trust account in the event we do not consummate a business combination by 36 months from the consummation of the IPO; and

•        the limitation on shareholders’ rights to receive a distribution from the trust account to certain prescribed circumstances.

The BVI Companies Law permits a company incorporated in the BVI to amend its memorandum and articles of association by members resolution requiring the approval of the holders of more than fifty percent (50%) of the company’s shares. A company’s memorandum and articles of association may specify that the approval of a higher majority is required, which in the case of AGBA’s proposed Fifth Amended and Restated Memorandum and Articles of Association requires the affirmative vote of a majority of seventy-five percent (75%) or more of the votes cast by its shareholders. Provided that the approval of the required majority is obtained, any BVI company may amend its memorandum and articles of association regardless of whether its memorandum and articles of association provides otherwise. Accordingly, although we could amend any of the provisions relating to our proposed offering, structure, and business plan which are contained in AGBA’s Existing Charter, we view all of these provisions as binding obligations to our shareholders and neither we, nor our officers or directors, will take any action to amend or waive any of these provisions unless we provide dissenting public shareholders with the opportunity to convert their public shares in connection with any such vote. The foregoing is set forth in AGBA’s Fifth Amended and Restated Memorandum and Articles of Association and cannot be amended. Please refer to “Proposal No. 2 — The Amendment Proposal” for more information about the proposed amendment to our Existing Charter.

AGBA’s Transfer Agent

The Transfer Agent for AGBA’s securities is Continental Stock Transfer & Trust Company.

Listing of Securities

We intend to list the ordinary shares of the Post-Combination Company on the Nasdaq under the symbol “AGBA” upon the Closing of the Business Combination.

Dissenters’ Rights of Appraisal and Payment

The BVI Companies Law prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders in a BVI company are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption, and the board of directors of AGBA has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represents the fair value of those shares.

A summary of the relevant sections of the BVI Companies Law follows. A member of a BVI business company is entitled to payment of the fair value of his shares upon dissenting from any of the following: (a) a merger; (b) a consolidation; (c) any sale, transfer, lease, exchange, or other disposition of more than 50% in value of the assets or business of the company if not made in the usual or regular course of the business carried on by the company but not including (i) a disposition pursuant to an order of the court having jurisdiction in the matter, (ii) a disposition for money on terms requiring all or substantially all net proceeds to be distributed to the shareholders in accordance with their respective interest within one year after the date of disposition, or (iii) a transfer pursuant to the power of the directors to transfer assets for the protection thereof; (d) a redemption of 10%, or fewer of the issued shares of the company required by the holders of 90%, or more of the shares of the company pursuant to the terms of the BVI Companies Law; and (e) an arrangement, if permitted by the court.

Future Shareholders’ Proposals

Shareholders who wish to present proposals for inclusion in AGBA’s proxy materials for the next annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the shareholder proposals must be received by us at our principal executive office on or before April 1, 2022. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least US$2,000 in market value of our outstanding stock in order to submit a proposal which you seek to have included in AGBA’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Shareholders who wish to make a proposal at the next annual meeting, other than one that will be included in our proxy materials, must notify us no later than April 1, 2022. If a shareholder who wishes to present a proposal fails to notify us by April 1, 2022, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

Description of AGBA Group Holding Limited’s Securities

The following summary sets forth the material terms of AGBA Group Holding Limited’s securities following the Closing. The following summary is not intended to be a complete summary of the rights and preferences of such securities and is qualified by reference to the Fifth Amended and Restated Memorandum and Articles of Association of AGBA attached as Annex B to this proxy statement. We urge you to read the form of the Fifth Amended and Restated Memorandum and Articles of Association in their entirety for a complete description of the rights and preferences of AGBA Group Holding Limited’s securities following the Business Combination.

Authorized and Outstanding Shares

The form of the Fifth Amended and Restated Memorandum and Articles of Association will authorize the issuance of a maximum of 200,000,000 shares of a single class, each with a par value of US$0.001.

AGBA Group Holding Limited Ordinary Shares

Upon completion of the Business Combination, assuming no redemptions of ordinary shares for cash, TAG will, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, own approximately 85.3% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), the former shareholders of AGBA will own approximately 8.5% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming the target minimum of US$35,000,000) will own approximately 5.4% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). Prior to Closing, AGBA will amend the July 14, 2022 initial filing of the S-1 registration statement such that (i) the only selling shareholders thereunder shall be those pursuant the PIPE Investment, and (ii) the only shares to be registered for resale at that time prior to Closing shall be the AGBA Shares issued pursuant to the PIPE Investment (the “PIPE Shares”), and not the Aggregate Stock Consideration. Then, following Closing, the second and third phases of the distribution process after the initial distribution at Closing of 100% of the Aggregate Stock Consideration to TAG shall involve the filing of a resale registration statement on Form S-1 to register the distribution of the Aggregate Stock Consideration from TAG to its ultimate beneficial shareholders; followed by the filing of a resale registration statement on Form S-1 to register the resale of 100% of the Aggregate Stock Consideration by the ultimate beneficial shareholders. On August 29, 2022, as disclosed contemporaneously in a Current Report on Form 8-K, the parties to the Business Combination Agreement entered into a waiver agreement, pursuant to which the parties mutually agreed to waive as a condition to Closing the effectiveness of a registration statement on Form S-1 for the AGBA Shares comprising the Aggregate Stock Consideration.

The target minimum US$35,000,000 amount of Post-Combination Company ordinary shares to be owned by investors of the PIPE financing is subject to the final amount subscribed for by the PIPE investors, with US$35,000,000 being a minimum amount required by the Business Combination Agreement as a condition to Closing (less any amounts not redeemed from AGBA’s trust account). Upon completion of the Business Combination, assuming no redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately 2.07% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately 0.17% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons above, including the Initial Shareholders, will be different.

If 3,362,871 ordinary shares are redeemed for cash, which assumes the maximum redemption of AGBA ordinary shares, TAG will, prior to its post-Closing distribution of the entire Aggregate Stock Consideration pro rata to its ultimate beneficial shareholders, own approximately [90.4]% of the outstanding Post-Combination Company ordinary shares (comprising 100% of the Aggregate Stock Consideration), AGBA former shareholders will own approximately [3.0]% of the outstanding Post-Combination Company ordinary shares and investors of the PIPE financing (assuming the target minimum of US$35,000,000) will own approximately [5.7]% of the outstanding Post-Combination Company ordinary shares (in each case, not giving effect to any shares issuable to them upon the exercise of warrants and the unit purchase option). Assuming maximum redemption of ordinary shares for cash, the Sponsor will retain an ownership interest of approximately [2.19]% in the Post-Combination Company, the officers and directors of AGBA who hold Insider Shares will retain an ownership interest of approximately [0.18]% of the Post-Combination Company (in each case, assuming all currently issued and outstanding warrants are exercised and rights converted). If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by each of the persons above, including the Initial Shareholders, will be different.

Voting rights.

Each holder of AGBA Group Holding Limited ordinary shares is entitled to one vote for each share of AGBA Group Holding Limited ordinary shares held of record by such holder on all matters on which shareholders are generally entitled to vote. Generally, matters to be voted on by shareholders must be approved by a majority of the votes entitled to be cast by all shareholders present in person or by proxy, except for matters which require a special resolution of shareholders which requires a resolution passed by the affirmative vote of a majority of seventy-five percent (75%) or more of the votes of the shares of such shareholders entitled to vote.

Dividend rights.

The holders of shares of AGBA Group Holding Limited ordinary shares are entitled to receive the right to an equal share in any dividend paid by AGBA Group Holding Limited, as may be declared from time to time by the board out of funds legally available for such purposes.

Rights upon liquidation.

In the event of any liquidation of AGBA Group Holding Limited’s affairs, the holders of AGBA Group Holding Limited ordinary shares are entitled to share ratably in the distribution of the surplus assets of AGBA Group Holding Limited.

Other rights.

The holders of AGBA Group Holding Limited ordinary shares have no pre-emptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to AGBA Group Holding Limited ordinary shares. The rights, preferences and privileges of holders of the AGBA Group Holding Limited ordinary shares will be subject to any special rights conferred on any class of share as determined by the board upon its issue or as varied from time to time.

Anti-Takeover Effects of the Post-Combination Company’s Organizational Documents and Certain Provisions of BVI Law

The Fifth Amended and Restated Memorandum and Articles of Association contains provisions that limit the ability of shareholders to take certain actions and which may delay, defer, or discourage another party from acquiring control of the Post-Combination Company. These provisions, which are summarized below, may discourage coercive takeover practices or inadequate takeover bids:

•        the ability of the Post-Combination Company to issue shares in one or more series and to determine the price and other terms of those shares, including preference and voting rights, without shareholder approval;

•        the limitation of liability of, and the indemnification of and advancement of expenses to, members of the Post-Combination Company’s board of directors;

•        the right of the Post-Combination Company board of directors to fill vacancies or add additions to the existing directors; and

•        the requirement that an amendment to the Post-Combination Company’s charter will require a special resolution of its members.

Election of Directors and Vacancies

The Fifth Amended and Restated Memorandum and Articles of Association provides that the directors shall be elected by ordinary shareholder resolution or resolution of directors. A director may be removed, with or without cause, by ordinary shareholder resolution at a general meeting, and the board may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing directors.

No Cumulative Voting

The Fifth Amended and Restated Memorandum and Articles of Association do not authorize cumulative voting.

General Shareholder Meetings

The Fifth Amended and Restated Memorandum and Articles of Association provides that general meetings may be convened by the board or on the requisition in writing of any shareholders representing at least 30% of the voting rights of the issued shares.

Requirements for Advance Notification of Shareholder Meetings

The Fifth Amended and Restated Memorandum and Articles of Association provide for advance notice procedures with respect to Shareholder meetings.

Special Resolutions of Shareholders

The Fifth Amended and Restated Memorandum and Articles of Association provide that the Memorandum or Articles of Association may only be amended by special resolution of shareholders, which requires the affirmative vote of at least 75% of the shareholders entitled to vote. The Fifth Amended and Restated Memorandum and Articles of Association also provide that the company may by special resolution of shareholders and resolution of directors continue as a company incorporated under the laws of a jurisdiction outside the BVI.

Limitations on Liability and Indemnification of Officers and Directors

Subject to BVI law, and the Fifth Amended and Restated Memorandum and Articles of Association, which will be effective upon consummation of the Business Combination, limits the Post-Combination Company’s directors’ liability in accordance with BVI law.

BVI law and the Fifth Amended and Restated Memorandum and Articles of Association, which will be effective upon the consummation of the Business Combination, provide that the Post-Combination Company will, in certain situations, indemnify every director, secretary, or other officer (but not including the company’s auditors) and the personal representatives of the same against all actions, proceedings, costs, charges, expenses, losses, damages, or liabilities incurred or sustained by such indemnified person, including legal fees, other than by reason of such person’s own dishonesty or fraud, as determined by a court of competent jurisdiction, in or about the conduct of the company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of their duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such person in defending (whether successfully or otherwise) any proceedings concerning the company or its affairs in any court whether in the British Virgin Islands or elsewhere.

The Post-Combination Company plans to maintain a directors’ and officers’ insurance policy pursuant to which the Post-Combination Company’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in the Fifth Amended and Restated Memorandum and Articles of Association, which will be effective upon the consummation of the Business Combination, and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Mandatory Arbitration Provision

The proposed Fifth Amended and Restated Memorandum and Articles of Association includes a mandatory arbitration provision pursuant to which any dispute or difference between the company and any of its shareholders, or between the shareholders, which cannot be resolved amicably shall be referred to a sole arbitrator and finally resolved by arbitration.

This provision shall apply to any dispute or difference arising out of, under or in connection with the Fifth Amended and Restated Memorandum and Articles of Association or in relation to the rights or obligations of any shareholder in his capacity as a member of the company (whether arising by contract, under statute, at common law or in equity) and including for the avoidance of doubt to a purchaser in a secondary transaction who becomes a shareholder in the Post-Combination Company.

Any person or entity purchasing or otherwise acquiring any interest in shares of the company shall be deemed to have notice of and consented to the mandatory arbitration provisions in the Fifth Amended and Restated Memorandum and Articles of Association.

Any party to a dispute may serve a written notice on the other party(ies) to the dispute that the dispute must be resolved by arbitration. The parties to the dispute shall then seek to agree the identity of and jointly appoint the arbitrator. If the parties are unable to agree upon the identity of an arbitrator within 21 days of service of the written notice, the arbitrator shall be appointed by the BVI International Arbitration Centre upon the request of either party. No person may act as arbitrator (including as a replacement for an arbitrator who ceases to act) where they have a conflict of interest or duty in relation to the dispute.

The arbitration shall be held in Road Town, Tortola, British Virgin Islands and shall be conducted in English. The arbitration shall be conducted in accordance with the BVI IAC Arbitration Rules 2016, the provisions of which shall be deemed to be incorporated into the Fifth Amended and Restated Memorandum and Articles of Association. All of the provisions of Schedule 2 to the Arbitration Act 2013 shall apply. The seat of the arbitration shall be the British Virgin Islands irrespective of where the arbitrator signs the award, and the proper law of the arbitration shall be British Virgin Islands law. If any party fails to comply with any procedural order made by the Arbitrator, the Arbitrator shall have power to proceed in the absence of that party and deliver the award.

The enforceability of similar mandatory arbitration provisions in other companies’ certificates of incorporation or bylaws has been challenged in legal proceedings, and it is possible that, in connection with any applicable action brought against the Post-Combination Company, a court could find the mandatory arbitration provisions contained in the Fifth Amended and Restated Memorandum and Articles of Association to be inapplicable or unenforceable in such action or with respect to a claim arising under another law, and the Post-Combination Company and/or its shareholders may incur additional costs associated with resolving such actions.

This provision of the Fifth Amended and Restated Memorandum and Articles of Association shall not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act, or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder; the Post-Combination Company’s shareholders cannot and will not be deemed to have waived compliance with the U.S. federal securities laws and the rules and regulations thereunder.

The mandatory arbitration provisions may impose additional litigation costs on shareholders in pursuing any such claims. Additionally, these provisions may have the effect of discouraging certain lawsuits, including derivative lawsuits and lawsuits against the directors and officers of the Post-Combination Company, by limiting plaintiffs’ discretion to bring alternative types of claim that they find more favorable. The arbitrator may also reach different judgments or results than other forums, and such judgments may be more or less favorable to the Post-Combination Company than to its shareholders.

SECURITIES ACT RESTRICTIONS ON RESALE OF AGBA GROUP HOLDING LIMITED SECURITIES

Rule 144 and Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Pursuant to Rule 144 of the Securities Act, which we refer to as “Rule 144,” a person who has beneficially owned restricted shares of our ordinary shares or warrants for at least six months would be entitled to sell their securities; provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act’s periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period during which we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares of our ordinary shares or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, pursuant to which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•        1% of the total number of shares of ordinary shares then outstanding; or

•        the average weekly reported trading volume of the ordinary shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and the availability of current public information about us. Rule 144 is generally not available for the resale of securities initially issued by shell companies or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•        the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•        the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•        the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period during which the issuer was required to file such reports and materials), other than Form 8-K reports; and

•        at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

We anticipate that following the consummation of the Business Combination, we will no longer be a shell company, and so, once the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of the above noted restricted securities.

EXPERTS

The audited combined financial statements of OnePlatform Holdings Limited and Subsidiaries, and TAG Asia Capital Holdings Limited and Subsidiaries (collectively referred to as the “Company”) as of December 31, 2021 and 2020 and for each of the two-year period ended December 31, 2021 have been included in this proxy statement in reliance on the report of Friedman LLP, an independent registered public accounting firm, to the extent set forth in their report (which contains an explanatory paragraph relating to substantial doubt about the ability of the Company to continue as a going concern as described in Note 3 to the combined financial statements and an explanatory paragraph relating to the restatement as described in Note 3 to the combined financial statements) appearing elsewhere in this Proxy statement and are included herein in reliance upon the authority of the said firm as experts in accounting and auditing.

The financial statements of AGBA as of December 31, 2021 and 2020 and the related statements of operations, shareholders’ deficit and cash flow for the two-year period ended December 31, 2021, included in this proxy statement have been audited by Friedman LLP, an independent registered public accounting firm, to the extent set forth in their report (which contains an explanatory paragraph relating to substantial doubt about the ability of AGBA to continue as a going concern as described in Note 1 to the financial statements and an explanatory paragraph relating to the restatement as described in Note 2 to the financial statements) appearing elsewhere in this proxy statement and are included herein in reliance upon the authority of Friedman LLP as experts in accounting and auditing.

CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Marcum LLP (“Marcum”) served as AGBA’s independent registered public accounting firm since its inception in October 2018 through October 2020. On October 15, 2020, AGBA dismissed Marcum as its independent registered public accounting firm. Marcum’s report on AGBA’s financial statements for the year ended December 31, 2019 and for the period from October 8, 2018 (inception) through December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Marcum’s engagement and the subsequent interim period through October 15, 2020, there were (i) no “disagreements,” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreements in its audit reports covering such periods, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Effective October 20, 2020, Friedman LLP (“Friedman”) has been engaged as AGBA’s new independent registered public accounting firm. During the fiscal years ended December 31, 2018 and 2019, and through October 15, 2020, neither AGBA nor anyone acting on its behalf consulted with Friedman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, and neither a written report nor oral advice was provided to AGBA that Friedman concluded was an important factor considered by AGBA in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

On June 1, 2021, in connection with the decision by the management of the TAG Business to prepare for a potential business combination with AGBA, the TAG Business engaged Friedman to serve as its independent registered public accounting firm. Prior to June 1, 2021, the TAG Businesses did not engage a United States independent registered public accounting firm. During the fiscal years ended December 31, 2019 and 2018, and through June 1, 2021, neither the TAG Business nor anyone acting on its behalf consulted with Friedman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, and neither a written report nor oral advice was provided to the TAG Business that Friedman concluded was an important factor considered by the TAG Business in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The management of AGBA knows of no other matters which may be brought before the extraordinary general meeting. If any matter other than the proposed Business Combination or related matters should properly come before the extraordinary general meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.

ENFORCEABILITY OF CIVIL LIABILITY

AGBA is a BVI business company and will remain a BVI business company following the Business Combination. You may have difficulty serving legal process within the United States upon AGBA. You may also have difficulty enforcing, both in and outside the United States, judgments you may obtain in U.S. courts against AGBA in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws. Furthermore, there is doubt that the courts of the BVI would enter judgments in original actions brought in those courts predicated on U.S. federal or state securities laws. However, AGBA may be served with process in the United States with respect to actions against AGBA arising out of or in connection with violation of U.S. federal securities laws relating to offers and sales of AGBA’s securities by serving AGBA’s U.S. agent irrevocably appointed for that purpose.

The Post-Combination Company’s operations are to be based in Hong Kong, and certain of its directors and officers are expected to be based in Hong Kong. Substantially all of its assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon the Post-Combination Company or such directors and officers or to enforce against them or against the Post-Combination Company, judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof.

It is possible that the courts of Hong Kong would (i) not recognize or enforce judgments of United States courts obtained against Hong Kong-based entities or individuals predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States, nor (ii) entertain original actions brought in Hong Kong against these Hong Kong based entities or individuals predicated upon the securities laws of the United States or any state in the United States. Hong Kong has no arrangement for the reciprocal enforcement of judgments with the United States. Enforcement of judgments of United States courts by an investor shall be made as a claim for judgment debt in the Hong Kong courts.

As a matter of Hong Kong law, for an investor to enforce in Hong Kong judgments of United States courts, whether against the Post-Combination Company’s directors and officers or otherwise, such judgments would generally need to be: (1) for a debt or a definite sum of money; (2) made by a court of competent jurisdiction over the parties and the subject matter; (3) between the same parties on an identical issue; (4) final and conclusive on the merits; and (5) not impeachable according to the rules on conflicts of laws of Hong Kong. Such a judgment may not, in any event, be so enforced in Hong Kong if, (a) it was obtained by fraud; (b) relates to penal, revenue or other matters of a governmental or public nature; or (c) if it violates any Hong Kong public policy.

Certain provisions of the federal securities laws of the United States or the securities laws of any state or territory within the United States may be deemed to be penal or revenue-related in nature, or otherwise violates Hong Kong public policies. As a result, the Hong Kong court may not recognize or enforce judgments of United States courts obtained against Hong Kong-based entities or individuals predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States.

For an investor to bring an original action in Hong Kong against Hong Kong-based entities or individuals predicated upon the securities laws of the United States or any state in the United States, the following conditions would generally need to be met: (1) applicable securities laws on which the case relates must not constitute foreign penal, revenue or other public law; (2) it must not be related to the determination of the title to or right to possession of any immovable property in Hong Kong; (3) the original action must not be one in respect of which a favourable judgment has been obtain in proceedings between the same parties in an overseas court (including United States court); (4) if against an officer or director, such officer or director is either in Hong Kong, have voluntarily submitted to the Hong Kong court’s jurisdiction or the prior permission of the Hong Kong court has been obtained to serve the Hong Kong originating action upon such officer or director outside Hong Kong; (5) Hong Kong law would need to have an appropriate remedy capable of giving effect to the foreign legal right; and (6) even if the foregoing conditions are satisfied, the Hong Kong court is still required to determine whether it is the appropriate forum to hear a particular case. As a result, the Hong Kong court may not entertain original actions brought in Hong Kong against these Hong Kong based entities or individuals predicated upon the securities laws of the United States or any state in the United States.

The TAG Business’s operations are, and the Post-Combination Company’s operations will be, based in Hong Kong. Immediately after the Business Combination, it will have no assets located in the PRC. It is also not expected that the Post-Combination Company will have directors and officers based in the PRC immediately following the Business Combination. Nonetheless, if the Post-Combination Company were to subsequently acquire assets and operations in the PRC and/or appoint directors and officers based in the PRC, it is uncertain whether the PRC court would (i) recognize or enforce judgments of United States courts obtained against PRC based entities or individuals predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States or (ii) entertain original actions brought in the PRC against these PRC based entities or individuals predicated upon the securities laws of the United States or any state in the United States.

The recognition and enforcement of foreign judgments are provided for under the Chinese Civil Procedure Law. Chinese courts may recognize and enforce foreign judgments based either on treaties between the PRC and the country where the judgment is made or in reciprocity between jurisdictions, and if after review, the court concludes that recognition and enforcement of such foreign judgement shall neither contradict the basic principles of the law of PRC nor violate PRC state sovereignty, security and the public interest. The PRC does not have any treaties or other agreements with the British Virgin Islands or the United States that provide for the reciprocal recognition and enforcement of civil foreign judgments. Notwithstanding the absence of a bilateral agreement with the United States, a provincial intermediate court in the PRC has recognized and enforced a U.S. court judgment. As a result of the absence of treaties and recent changes in court rulings, it is uncertain whether a PRC court would enforce a judgment rendered by a court in either of these two countries.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Pursuant to the rules of the SEC, AGBA and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement, unless AGBA has received contrary instructions from one or more of such shareholders. Accordingly, only one copy of this proxy statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

Upon written or oral request, AGBA will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. If you share an address with at least one other shareholder, currently receive one copy of our proxy statement at your residence, and would like to receive a separate copy of the proxy statement for future shareholder meetings of AGBA, please specify such request in writing and send such written request to:

AGBA Acquisition Limited
Room 1108, 11th Floor, Block B
New Mandarin Plaza
14 Science Museum Road
Tsimshatsui East
Kowloon, Hong Kong
Tel: (852) 6872 0258

If you share an address with at least one other shareholder and currently receive multiple copies of the proxy statement, and you would like to receive a single copy of the proxy statement, please specify such request in writing and send such written request to the address above.

AGBA’S TRANSFER AGENT

The Transfer Agent for AGBA’s securities is Continental Stock Transfer & Trust Company.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

AGBA is subject to the informational requirements of the Securities Exchange Act and is required to file reports, any proxy statement and other information with the Securities and Exchange Commission. Any reports, statements or other information that AGBA files with the Securities and Exchange Commission, including this proxy statement may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of this material can also be obtained upon written request from the Public Reference Section of the Securities and Exchange Commission at its principal office in Washington, D.C. 20549, at prescribed rates or from its website on the Internet at www.sec.gov, free of charge. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on public reference rooms.

Neither AGBA nor TAG has authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of this proxy statement, and neither the mailing of this proxy statement to AGBA shareholders nor the consummation of the Business Combination shall create any implication to the contrary.

LEGAL MATTERS

Loeb & Loeb LLP, New York, New York, has passed upon the validity of the securities of AGBA Group Holding Limited offered by this proxy statement and certain other legal matters related to this proxy statement.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

AGBA ACQUISITION LIMITED

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED

AGBA ACQUISITION LIMITED
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash	$85,619	$164,863
Total current assets	85,619	164,863
Cash and investments held in trust account	38,315,391	40,441,469

TOTAL ASSETS	$38,401,010	$40,606,332

LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accrued liabilities	$5,868	$16,733
Note payable – related party	4,761,812	3,710,390
Amount due to related party	1,419,337	952,761
Total current liabilities	6,187,017	4,679,884
Warrant liabilities	550,000	490,000
Deferred underwriting compensation	1,840,000	1,840,000

TOTAL LIABILITIES	8,577,017	7,009,884

Commitments and contingencies
Ordinary shares, subject to possible redemption: 3,362,871 and 3,646,607 shares (at redemption value of $11.39 and $11.09 per share)	38,315,391	40,441,469

Shareholders’ deficit:
Ordinary shares, $0.001 par value; 100,000,000 shares authorized; 1,375,000 shares issued and outstanding (excluding 3,362,871 and 3,646,607 shares subject to possible redemption)	1,375	1,375
Accumulated deficit	(8,492,773)	(6,846,396)

Total shareholders’ deficit	(8,491,398)	(6,845,021)

TOTAL LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT	$38,401,010	$40,606,332

See accompanying notes to unaudited condensed consolidated financial statements.

AGBA ACQUISITION LIMITED
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE LOSS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
General and administrative expenses	$(212,219)	$(125,521)	$(534,958)	$(258,564)
Total operating expenses	(212,219)	(125,521)	(534,958)	(258,564)

Other income (expense)
Change in fair value of warrant liabilities	(30,000)	(50,000)	(60,000)	(60,000)
Dividend income	10,869	1,066	11,869	1,629
Interest income	—	14	3	10,690
Total other expense, net	(19,131)	(48,920)	(48,128)	(47,681)
Loss before income taxes	(231,350)	(174,441)	(583,086)	(306,245)
Income taxes	—	—	—	—
NET LOSS	(231,350)	(174,441)	(583,086)	(306,245)

Other comprehensive loss:
Change in unrealized gain on available for sale securities	—	—	—	(10,173)

COMRPEHENSIVE LOSS	$(231,350)	$(174,441)	$(583,086)	$(316,418)

Basic and diluted weighted average shares outstanding, ordinary share subject to possible redemption	3,453,292	3,963,110	3,549,950	4,103,086
Basic and diluted net income (loss) per share, ordinary share subject to possible redemption	$(0.01)	$0.01	$(0.03)	$0.15
Basic and diluted weighted average shares outstanding, ordinary share attributable to AGBA Acquisition Limited	1,375,000	1,375,000	1,375,000	1,375,000
Basic and diluted net loss per share, ordinary share attributable to AGBA Acquisition Limited	$(0.15)	$(0.14)	$(0.33)	$(0.08)

See accompanying notes to unaudited condensed consolidated financial statements.

AGBA ACQUISITION LIMITED
UNAUDITED CONDENSED STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Ordinary shares		Accumulated deficit	Total shareholders’ deficit
	No. of shares	Amount
Balance as of January 1, 2022	1,375,000	$1,375	$(6,846,396)	$(6,845,021)
Accretion of carrying value to redemption value	—	—	(547,992)	(547,992)
Net loss for the period	—	—	(351,736)	(351,736)
Balance as of March 31, 2022	1,375,000	$1,375	$(7,746,124)	$(7,744,749)
Accretion of carrying value to redemption value	—	—	(515,299)	(515,299)
Net loss for the period	—	—	(231,350)	(231,350)
Balance as of June 30, 2022	1,375,000	$1,375	$(8,492,773)	$(8,491,398)
	Ordinary shares		Accumulated other comprehensive income	Accumulated deficit	Total shareholders’ deficit
	No. of shares	Amount
Balance as of January 1, 2021 (Restated)	1,375,000	$1,375	$10,173	$(1,492,525)	$(1,480,977)
Accretion of carrying value to redemption value	—	—	—	(2,845,420)	(2,845,420)
Unrealized holding gain on available-for-sales securities	—	—	482	—	482
Realized holding loss on available-for-sale securities	—	—	(10,655)	—	(10,655)
Net loss for the period	—	—	—	(131,804)	(131,804)
Balance as of March 31, 2021	1,375,000	$1,375	$—	$(4,469,749)	$(4,468,374)
Accretion of carrying value to redemption value	—	—	—	(595,533)	(595,533)
Net loss for the period	—	—	—	(174,441)	(174,441)
Balance as of June 30, 2021	1,375,000	$1,375	$—	$(5,239,723)	$(5,238,348)

See accompanying notes to unaudited condensed consolidated financial statements.

AGBA ACQUISITION LIMITED
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(Currency expressed in United States Dollars (“US$”))

	Six months ended June 30,
	2022	2021
Cash flows from operating activities
Net loss	$(583,086)	$(306,245)
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liabilities	60,000	60,000
Interest income dividend income earned in cash and investments held in trust account	(11,869)	(12,319)

Change in operating assets and liabilities:
Decrease in prepayments	—	31,695
Decrease in accrued liabilities	(10,865)	(9,072)

Cash used in operating activities	(545,820)	(235,941)

Cash flows from financing activities
Advance from a related party	466,576	67,590

Net cash provided by financing activities	466,576	67,590

NET CHANGE IN CASH	(79,244)	(168,351)

Cash, beginning of period	164,863	672,443

Cash, end of period	$85,619	$504,092

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES:
Unrealized loss in Trust Account	$—	$(10,173)
Accretion of carrying value to redemption value	$(1,063,291)	$(3,440,953)
Proceeds of promissory notes deposited in Trust Account by a founder shareholder	$1,051,442	$1,188,933
Cash payout to shareholders directly released from trust account due to share redemption	$(3,189,369)	$(6,680,520)

See accompanying notes to unaudited condensed consolidated financial statements.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND

AGBA Acquisition Limited (“AGBA” and the “Company”) is a newly organized blank check company incorporated on October 8, 2018, under the laws of the British Virgin Islands for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities (an “initial business combination”). Although the Company is not limited to a particular geographic region, the Company intends to focus on operating businesses in the healthcare, education, entertainment and financial services sectors that have their principal operations in China.

AGBA Merger Sub I Limited (“AMSI”) is a company incorporated on November 26, 2021, under the laws of the British Virgin Island for the purpose of effecting the business combination. AMSI is wholly owned by AGBA.

AGBA Merger Sub II Limited (“AMSII”) is a company incorporated on November 26, 2021, under the laws of the British Virgin Island for the purpose of effecting the business combination. AMSII is wholly owned by AGBA.

All activities through June 30, 2022 relate to the Company’s formation, completion of its initial public offering which occurred on May 16, 2019 and negotiation and consummation of the proposed business combination with TAG Holdings Limited (“TAG.”) The Company will not generate any operating revenues until after the completion of a business combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering, which proceeds are held in trust.

The Company has selected December 31 as its fiscal year end and tax year end.

The accompanying unaudited condensed consolidated financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 4, “IPO”) was declared effective by the United States Securities and Exchange Commission (“SEC”) on May 13, 2019. The Company consummated the Public Offering on May 16, 2019 of 4,600,000 units at $10.00 per unit (the “Public Units”) and sold to the sponsor to purchase 225,000 units at $10 per unit (the “Private Units”). The Company received net proceeds of $46,716,219. The Company incurred $2,559,729 in initial public offering related costs, including $2,175,948 of underwriting fees and $383,781 of initial public offering costs.

Trust Account

Upon the closing of the Public Offering and the private placement, $46,000,000 was placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee. The funds held in the Trust Account can be invested in United States government treasury bills, bonds or notes, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act until the earlier of (i) the consummation of the Company’s initial business combination and (ii) the Company’s failure to consummate a business combination within 36 months from the closing of the Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s tax obligations.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND (cont.)

Business Combination

Pursuant to Nasdaq listing rules, the Company’s initial business combination must occur with one or more target businesses having an aggregate fair market value equal to at least 80% of the value of the funds in the Trust Account (excluding any deferred underwriter’s fees and taxes payable on the income earned on the Trust Account), which the Company refers to as the 80% test, at the time of the execution of a definitive agreement for its initial business combination, although the Company may structure a business combination with one or more target businesses whose fair market value significantly exceeds 80% of the Trust Account balance. If the Company is no longer listed on Nasdaq, it will not be required to satisfy the 80% test. The Company currently anticipates structuring a business combination to acquire 100% of the equity interests or assets of the target business or businesses.

The Company may, however, structure a business combination where the Company merges directly with the target business or where the Company acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but the Company will only complete such business combination if the post-transaction company owns 50% or more of the outstanding voting securities of the target or otherwise owns a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% test.

As set forth in the memorandum of association, the objects for which are established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Law or as the same may be revised from time to time, or any other law of the British Virgin Islands.

The Company’s amended and restated memorandum and articles of association contains provisions designed to provide certain rights and protections to its ordinary shareholders prior to the consummation of the initial business combination. These provisions cannot be amended without the approval of 65% (or 50% if approved in connection with the initial business combination) of the Company’s outstanding ordinary shares attending and voting on such amendment. Since inception, the Company has sought to amend provisions of the amended and restated memorandum and articles of association relating to shareholders’ rights three times (at the February 5, 2021, November 2, 2021 and May 3, 2022 shareholders’ meeting). Each time, the Company provided dissenting public shareholders with the opportunity to redeem their public shares in connection with any such vote on any proposed amendments to the amended and restated memorandum and articles of association.

The Company will either seek shareholder approval of any business combination at a meeting called for such purpose at which shareholders may seek to convert their shares into their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, or provide shareholders with the opportunity to sell their shares to the Company by means of a tender offer for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. These shares have been recorded at redemption value and are classified as temporary equity, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” The Company will proceed with a business combination only if it will have net tangible assets of at least $5,000,001 upon consummation of the business combination and, solely if shareholder approval is sought, a majority of the outstanding ordinary shares of the Company voted are voted in favor of the business combination.

In connection with any shareholder vote required to approve any business combination, the initial shareholders have agreed (i) to vote any of their respective shares, including the ordinary shares sold to the initial shareholders in connection with the organization of the Company (the “Initial Shares”), ordinary shares included in the Private Units sold in the private placement, and any ordinary shares which were initially issued in connection with the Public Offering, whether acquired in or after the effective date of the Public Offering, in favor of the initial business combination and (ii) not to convert such respective shares into a pro rata portion of the Trust Account or seek to sell their shares in connection with any tender offer the Company engages in.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND (cont.)

On November 3, 2021, the Company entered into the business combination agreement, which provides for a business combination between AGBA and TAG and certain of TAG’s wholly owned subsidiaries — OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”), TAG International Limited (“B2B”), TAH Asset Partners Limited (“B2BSub”), and OnePlatform International Limited (“HKSub”). OPH through its wholly-owned subsidiaries, is engaged in business-to-business (or B2B) services, while Fintech through its wholly-owned subsidiaries, is engaged in the financial technology or fintech business. B2BSub is a wholly-owned subsidiary of B2B, and HKSub is a wholly owned subsidiary of B2BSub. In the business combination agreement, as amended, B2B, B2BSub, HKSub, OPH, Fintech, together with their respective subsidiaries are referred to as the “Group Parties”. Pursuant to the business combination agreement, as amended, OPH will first become a subsidiary of B2B through a merger with HKSub, with OPH as the surviving entity (the “OPH Merger”). Subsequently, (i) AMSI will merge with and into B2B; and AMSII will merge with and into Fintech (together with (i), the “Acquisition Merger”). In consideration of the Acquisition Merger, AGBA will issue 55,500,000 ordinary shares with a deemed price per share US$10.00 (“Aggregate Stock Consideration”) to TAG, in its capacity as sole shareholder of B2B and Fintech.

At the closing of the Acquisition Merger, AGBA shall issue the full amount of the Aggregate Stock Consideration, less three percent (3%) of the Aggregate Stock Consideration (the “Holdback Shares”), to TAG, in its capacity as sole shareholder of B2B and Fintech, subject to compliance with applicable law. Subject to the provisions of the business combination Agreement, AGBA will release the Holdback Shares at the end of six (6) months following the closing of the Acquisition Merger, which may be extended for an additional three-month period (the “Survival Period”), provided that the AGBA will be entitled to retain some or all of the Holdback Shares to satisfy certain indemnification claims during the Survival Period. Post-closing, TAG intends to further distribute 100% of the Aggregate Stock Consideration pro rata to the ultimate beneficial shareholders of TAG, subject to legal and regulatory requirements.

The business combination agreement, as amended, provides that, among other things, (i) the Outside Closing Date (as defined in the business combination agreement) of the proposed transactions contemplated by the business combination agreement shall be extended to October 31, 2022 from April 30, 2022, and (ii) each party shall use its reasonable best efforts to finalize all Additional Agreements (as defined in the business combination agreement) and other ancillary documents contemplated by the business combination agreement no later than September 30, 2022.

Liquidation and going concern

The Company initially had 12 months from the consummation of this offering to consummate the initial business combination. If the Company does not complete a business combination within 12 months from the consummation of the Public Offering, the Company will trigger an automatic winding up, dissolution and liquidation pursuant to the terms of the amended and restated memorandum and articles of association. As a result, this has the same effect as if the Company had formally gone through a voluntary liquidation procedure under the Companies Law. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, dissolution and liquidation. However, the Company may extend the period of time to consummate a business combination ten times (for a total of up to 42 months from the consummation of the Public Offering to complete a business combination). As of the date of this report, the Company has extended ten times by an additional three months each time (for a total of up to 39 months from the consummation of the Public Offering to complete a business combination), and so it now has until November 16, 2022 to consummate a business combination. Pursuant to the terms of the current amended and restated memorandum and articles of association and the trust agreement between the Company and Continental Stock Transfer & Trust Company, LLC, in order to extend the time available for the Company to consummate our initial business combination, the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account $0.15 per public share, on or prior to the date of the applicable deadline. The insider, AGBA Holding Limited, has received non-interest bearing, unsecured promissory notes equal to the amount of any such deposits (i.e., $460,000 for each of the first three extensions since May 2020, $594,467 for each of the next three extensions, $546,991 for each of next two extensions, and $504,431 for each of two extensions in May 2022 and August 2022) that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the Trust Account to do so. Such notes would either be

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND (cont.)

paid upon consummation of the Company’s initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional Private Units at a price of $10.00 per unit. The Company’s shareholders have approved the issuance of the Private Units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of the Company’s initial business combination. In the event that the Company receives notice from the Company’s insiders five days prior to the applicable deadline of their intent to effect an extension, the Company intends to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, the Company intends to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. If the Company is unable to consummate the Company’s initial business combination by November 16, 2022, the Company will, as promptly as possible but not more than ten business days thereafter, redeem 100% of the Company’s outstanding public shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not necessary to pay taxes, and then seek to liquidate and dissolve. However, the Company may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of the Company’s public shareholders. In the event of dissolution and liquidation, the public rights will expire and will be worthless.

Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. If the Company’s securities are delisted, it will need to obtain additional financing to meet with its obligations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern if a business combination is not consummated by November 16, 2022. These unaudited condensed consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

•        Basis of presentation

These accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. GAAP and pursuant to the rules and regulations of the SEC. The interim financial information provided is unaudited, but includes all adjustments which management considers necessary for the fair presentation of the results for these periods. Operating results for the interim period ended June 30, 2022 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2022. The information included in this Form 10-Q should be read in conjunction with Management’s Discussion and Analysis, and the unaudited condensed consolidated financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 14, 2022.

•        Principles of consolidation

The unaudited condensed consolidated financial statements include the unaudited condensed financial statements of the Company and its subsidiaries. All significant intercompany transactions and balances between the Company and its subsidiaries are eliminated upon consolidation.

Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power; or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

The accompanying unaudited condensed consolidated financial statements reflect the activities of the Company and each of the following entities:

Name	Background	Ownership
AGBA Merger Sub I Limited (“AMSI”)	A British Island company Incorporated on November 26, 2021	100% Owned by AGBA
AGBA Merger Sub II Limited (“AMSII”)	A British Island company Incorporated on November 26, 2021	100% Owned by AGBA

•        Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s unaudited condensed consolidated financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

•        Use of estimates

The preparation of unaudited condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

•        Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents as of June 30, 2022 and December 31, 2021.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Cash and investments held in trust account

At June 30, 2022 and December 31, 2021, the assets held in the Trust Account are held in cash and US Treasury securities.

The Company classified investments that are directly invested in U.S. Treasuries as available for sales and money market funds are classified in accordance with the trading method. All marketable securities are recorded at their estimated fair value. Unrealized gains and losses for available-for-sale securities are recorded in other comprehensive loss. The Company evaluates its investments to assess whether those with unrealized loss positions are other than temporarily impaired. Impairments are considered other than temporary if they are related to deterioration in credit risk or if it is likely the Company will sell the securities before the recovery of the cost basis. Realized gains and losses and declines in value determined to be other than temporary are determined based on the specific identification method and are reported in other income (expense), net in the unaudited condensed consolidated statements of operations and comprehensive loss.

•        Warrants liabilities

The Company accounts for the warrants in accordance with the guidance contained in ASC 815-40-15-7D and 7F under which the private warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, the Company classifies the private warrants as liabilities at their fair value and adjusts the private warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our consolidated statement of operations. The private warrants are valued using a Black Scholes model.

•        Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to possible redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at June 30, 2022 and December 31, 2021, 3,362,871 and 3,646,607 ordinary shares subject to possible redemption, respectively, are presented as temporary equity, outside of the shareholders’ equity section of the Company’s unaudited condensed consolidated balance sheets.

The Company has made a policy election in accordance with ASC 480-10-S99-3A and recognizes changes in redemption value in accumulated deficit immediately as if the end of the first reporting period after the IPO was the redemption date.

•        Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying consolidated balance sheets, primarily due to their short-term nature.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1	—

Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2	—

Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3	—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value of the Company’s certain assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the consolidated balance sheet. The fair values of cash and cash equivalents, and other current assets, accrued expenses, due to sponsor are estimated to approximate the carrying values as of June 30, 2022 and December 31, 2021 due to the short maturities of such instruments.

The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of June 30, 2022 and December 31, 2021, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

Description	June 30, 2022	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$38,315,391	$38,315,391	$—	$—

Liabilities:
Warrant liabilities	$550,000	$—	$—	$550,000
Description	December 31, 2021	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$40,441,469	$40,441,469	$—	$—

Liabilities:
Warrant liabilities	$490,000	$—	$—	$490,000

____________

*        included in cash in the cash and investments held in trust account on the Company’s unaudited condensed consolidated balance sheets.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and Trust Accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

•        Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2022 and December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing, and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

The Company’s tax provision is zero and it has no deferred tax assets. The Company is considered to be an exempted British Virgin Islands Company, and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States.

•        Net loss per share

The Company calculates net loss per share in accordance with ASC Topic 260, “Earnings per Share”. In order to determine the net loss attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed loss allocable to both the redeemable ordinary shares and non-redeemable ordinary shares and the undistributed loss is calculated using the total net loss less any dividends paid. The Company then allocated the undistributed loss ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable ordinary shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public stockholders. As of June 30, 2022, the Company has not considered the effect of the warrants sold in the IPO to purchase an aggregate of 2,412,500 shares in the calculation of diluted net loss per share, since the exercise of the warrants is contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive and the Company did not have any other dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary share and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the period presented.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

The net loss per share presented in the statements of operations is based on the following:

	For the Six Months Ended June 30, 2022	For the Six Months Ended June 30, 2021
Net loss	$(583,086)	$(306,245)
Accretion of carrying value to redemption value	(1,063,291)	(3,440,953)
Net loss including accretion of carrying value to redemption value	$(1,646,377)	$(3,747,198)
	For the Three Months Ended June 30, 2022	For the Three Months Ended June 30, 2021
Net loss	$(231,350)	$(174,441)
Accretion of carrying value to redemption value	(515,299)	(595,533)
Net loss including accretion of carrying value to redemption value	$(746,649)	$(769,974)
	For the six months ended June 30, 2022		For the six months ended June 30, 2021
	Redeemable ordinary shares	Non-Redeemable ordinary shares	Redeemable ordinary shares	Non-Redeemable ordinary shares
Basic and diluted net loss per share:
Numerators:
Allocation of net loss including carrying value to redemption value	$(1,186,724)	$(459,653)	$(2,806,651)	$(940,547)
Accretion of carrying value to redemption value	1,063,291	—	3,440,953	—
Allocation of net (loss) income	$(123,433)	$(459,653)	$634,302	$(940,547)

Denominators:
Weighted-average shares outstanding	3,549,950	1,375,000	4,103,086	1,375,000
Basic and diluted net (loss) income per share	$(0.03)	$(0.33)	$0.15	$(0.08)
	For the three months ended June 30, 2022		For the three months ended June 30, 2021
	Redeemable ordinary shares	Non-Redeemable ordinary shares	Redeemable ordinary shares	Non-Redeemable ordinary shares
Basic and diluted net loss per share:
Numerators:
Allocation of net loss including carrying value to redemption value	$(534,018)	$(212,631)	$(571,643)	$(198,331)
Accretion of carrying value to redemption value	515,299	—	595,533	—
Allocation of net (loss) income	$(18,719)	$(212,631)	$23,890	$(198,331)

Denominators:
Weighted-average shares outstanding	3,453,292	1,375,000	3,963,110	1,375,000
Basic and diluted net (loss) income per share	$(0.01)	$(0.15)	$0.01	$(0.14)

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•        Recent accounting pronouncements

The Company has considered all new accounting pronouncements and has concluded that there are no new pronouncements that may have a material impact on the results of operations, financial condition, or cash flows, based on the current information.

NOTE 3 — CASH AND INVESTMENT HELD IN TRUST ACCOUNT

As of June 30, 2022, investment securities in the Company’s Trust Account consisted of $38,315,391 in United States Treasury Bills and $0 in cash. As of December 31, 2021, investment securities in the Company’s Trust Account consisted of $40,441,469 in United States Treasury Bills and $0 in cash. The Company classifies its United States Treasury securities as available-for-sale. Available-for-sale marketable securities are recorded at their estimated fair value on the accompanying June 30, 2022 and December 31, 2021 consolidated balance sheets. The carrying value, including gross unrealized holding gain as other comprehensive income and fair value of held to marketable securities on June 30, 2022 and December 31, 2021 is as follows:

	Carrying Value as of June 30, 2022 (Unaudited)	Gross Unrealized Holding Gain	Fair Value as of June 30, 2022 (Unaudited)
Available-for-sale marketable securities
U.S. Treasury Securities	$38,315,391	$—	$38,315,391
	Carrying Value as of December 31, 2021 (Audited)	Gross Unrealized Holding Gain	Fair Value as of December 31, 2021 (Audited)
Available-for-sale marketable securities:
U.S. Treasury Securities	$40,441,469	$—	$40,441,469

NOTE 4 — PUBLIC OFFERING

On May 16, 2019, the Company sold 4,600,000 units at a price of $10.00 per Public Unit in the Public Offering. Each Public Unit consists of one ordinary share of the Company, $0.0001 par value per share (the “Public Shares”), one redeemable warrant (the” Public Warrants”) and one right (the “Public Rights”). Each Public Warrant entitles the holder to purchase one-half (1/2) of one ordinary share at an exercise price of $11.50 per whole share (see Note 6). Each Public Right entitles the holder to receive one-tenth (1/10) of an ordinary share upon consummation of an initial business combination. In addition, the Company has granted Maxim Group LLC, the underwriter of the Public Offering, a 45-day option to purchase up to 225,000 Public Units solely to cover over-allotments, if any.

If the Company does not complete its business combination within the necessary time period described in Note 1, the Public Rights will expire and be worthless. Since the Company is not required to net cash settle the rights and the rights are convertible upon the consummation of an initial business combination, the management determined that the Public Rights are classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 4 — PUBLIC OFFERING (cont.)

ASC 815-40. The proceeds from the sale are allocated to Public Shares and Public Rights based on the relative fair value of the securities in accordance with ASC 470-20-30. The value of the Public Shares and Public Rights will be based on the closing price paid by investors.

The Company paid an upfront underwriting discount of $1,150,000 (2.5%) of the per unit offering price to the underwriter at the closing of the Public Offering, with an additional fee of $1,840,000 (the “Deferred Discount”) of 2.0% of the gross offering proceeds payable upon the Company’s completion of the business combination. The Deferred Discount will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes its business combination. In the event that the Company does not close the business combination, the underwriter has waived its right to receive the Deferred Discount. The underwriter is not entitled to any interest accrued on the Deferred Discount.

Simultaneously with the closing of the Public Offering, the Company consummated a private placement of 210,000 Private Units, at $10.00 per unit, purchased by the sponsor.

Simultaneously with the sale of the over-allotment units, the Company consummated a private placement of 15,000 Private Units, at $10.00 per unit, purchased by the sponsor.

The Private Units are identical to the units sold in the Public Offering except that the private warrants are non-redeemable and may be exercised on a cashless basis.

NOTE 5 — RELATED PARTY TRANSACTIONS

Insider Shares

In October 2018, the Company’s Chief Executive Officer, subscribed for an aggregate of 1,000 of ordinary shares for an aggregate purchase price of $1, or approximately $0.001 per share. On February 22, 2019, the Company issued an aggregate of 1,149,000 Ordinary Shares to AGBA Holding Limited for an aggregate purchase price of $25,000 in cash.

The initial shareholders have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of their insider shares until, with respect to 50% of the insider shares, the earlier of six months after the consummation of a business combination and the date on which the closing price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing after a business combination and, with respect to the remaining 50% of the insider shares, until the six months after the consummation of a business combination, or earlier, in either case, if, subsequent to a business combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares, securities or other property.

Administrative Services Agreement

The Company is obligated to pay AGBA Holding Limited, a company owned by the insiders, a monthly fee of $10,000 for general and administrative services. However, pursuant to the terms of such agreement, the Company may delay payment of such monthly fee upon a determination by the Company’s audit committee that the Company lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with the initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination.

Related Party Loan

In order to meet the working capital needs following the consummation of the Public Offering, the initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 5 — RELATED PARTY TRANSACTIONS (cont.)

promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into Private Units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 55,000 ordinary shares (which includes 5,000 shares issuable upon conversion of rights) and warrants to purchase 25,000 ordinary shares if $500,000 of notes were so converted). The Company’s shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If the Company does not complete a business combination, the loans will not be repaid.

Related Party Extensions Loan

The Company initially had 12 months from the consummation of this offering to consummate the initial business combination. However, as of the date of this report, the Company has extended the period of time to consummate a business combination ten times by an additional three months each time (for a total of up to 39 months from the consummation of the Public Offering to complete a business combination). Pursuant to the terms of the current amended and restated memorandum and articles of association and the trust agreement between us and Continental Stock Transfer & Trust Company, in order to extend the time available for us to consummate its initial business combination, the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account $0.15 per public share, on or prior to the date of the applicable deadline. The insiders have received non-interest bearing, unsecured promissory notes equal to the amount of any such deposits (i.e., $460,000 for each of the first three extensions since May 2020, $594,467 for each of the next three extensions, $546,991 for each of next two extensions, and $504,431 for each of the recent extension in May 2022 and August 2022). Such notes would either be paid upon consummation of its initial business combination, or, at the lender’s discretion, converted upon consummation of its business combination into additional Private Units at a price of $10.00 per unit.

On each of May 11, 2020, August 12, 2020, and November 10, 2020, the Company issued an unsecured promissory note in an amount of $460,000 to the sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until February 16, 2021. On each of February 5, May 11, August 11, 2021, the Company issued an unsecured promissory note, in an amount of $594,467, to the sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until November 16, 2021. On each of November 10, 2021 and February 7, 2022, the Company issued an unsecured promissory note in an amount of $546,991, to the sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until May 16, 2022. On each of May 9, 2022, and August 9, 2022, the Company issued an unsecured promissory note in an amount of $504,431, to the sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until November 16, 2022. As of June 30, 2022 and December 31, 2021, the note payable balance of $4,761,812 and $3,710,390, respectively.

On May 3, 2022, the Company’s shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination two times for three additional months each time from May 16, 2022 to November 16, 2022. On May 9, 2022, the Company issued an unsecured promissory note in an amount of $504,431 to the sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until August 16, 2022. On August 9, 2022, the Company issued an unsecured promissory note in an amount of $504,431 to the sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until November 16, 2022. All these Notes are non-interest bearing and are payable upon the closing of a business combination. In addition, the Notes may be converted, at the lender’s discretion, into additional Private Units at a price of $10.00 per unit.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 5 — RELATED PARTY TRANSACTIONS (cont.)

Related Party Advances

In the event the sponsor pays for any expense or liability on behalf of the Company, then such payments would be accounted for as loan to the Company by the sponsor. The sponsor, AGBA Holding Limited, has paid the expenses incurred by the Company an aggregate of $1,419,337 on a non-interest bearing basis as of June 30, 2022.

As of June 30, 2022 and December 31, 2021, the Company owed a balance of $1,419,337 and $952,761 to AGBA Holding Limited, respectively.

NOTE 6 — SHAREHOLDERS’ EQUITY

Ordinary Shares

The Company is authorized to issue 100,000,000 ordinary shares at par $0.001.

The Company’s shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. In connection with any vote held to approve our initial business combination, all of the initial shareholders, as well as all of the officers and directors, have agreed to vote their respective ordinary shares owned by them immediately prior to this offering and any shares purchased in this offering or following this offering in the open market in favor of the proposed business combination.

In October 2018, the Company’s Chief Executive Officer, subscribed for an aggregate of 1,000 of ordinary shares for an aggregate purchase price of $1, or approximately $0.001 per share.

On February 22, 2019, the Company issued an aggregate of 1,149,000 founder shares to the sponsor for an aggregate purchase price of $25,000 in cash.

On May 16, 2019, the Company issued 225,000 ordinary shares under the private placement of 225,000 Private Units at $10 per unit, to the sponsor.

On May 16, 2019, the Company sold 4,600,000 units at a price of $10.00 per Public Unit in the Public Offering.

As of June 30, 2022 and December 31, 2021, 1,375,000 ordinary shares issued and outstanding excluding 3,362,871 shares were subject to possible redemption.

Accumulated Other Comprehensive Income (Loss)

The table below presents the changes in accumulated other comprehensive income (loss) (“AOCI”), including the reclassification out of AOCI.

Available-for- sale securities
Balance as of January 1, 2022	$—
Other comprehensive income before reclassifications	—
Amounts reclassified from AOCI into interest income	—
Balance as of June 30, 2022	$—
Available-for- sale securities
Balance as of January 1, 2021	$10,173
Other comprehensive income before reclassifications	482
Amounts reclassified from AOCI into interest income	(10,655)
Balance as of June 30, 2021	$—

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 6 — SHAREHOLDERS’ EQUITY (cont.)

Rights

Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive one-tenth (1/10) of an ordinary share upon consummation of the initial business combination. In the event the Company will not be the surviving company upon completion of the initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right upon consummation of the business combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the British Virgin Islands law. As a result, you must hold rights in multiples of 10 in order to receive shares for all of your rights upon closing of a business combination. If we are unable to complete an initial business combination within the required time period and the Company redeems the public shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

Public Warrants

Each Public Warrant entitles the holder thereof to purchase one-half (1/2) of one ordinary share at a price of $11.50 per full share, subject to adjustment. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares. This means that only an even number of warrants may be exercised at any given time by a warrant holder.

No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. It is the Company’s current intention to have an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares in effect promptly following consummation of an initial business combination.

Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the Public Warrants is not effective within 90 days following the consummation of our initial business combination, Public Warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise. For example, if a holder held 300 warrants to purchase 150 shares and the fair market value on the date prior to exercise was $15.00, that holder would receive 35 shares without the payment of any additional cash consideration. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.

The warrants will become exercisable on the later of the completion of an initial business combination and May 13, 2020. The warrants will expire at 5:00 p.m., New York City time, on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption.

The Company may redeem the outstanding warrants (including any outstanding warrants issued upon exercise of the unit purchase option issued to Maxim Group LLC, in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the warrants are exercisable,

•        upon a minimum of 30 days’ prior written notice of redemption,

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 6 — SHAREHOLDERS’ EQUITY (cont.)

•        if, and only if, the last sales price of the ordinary shares equals or exceeds $16.50 per share for any 20 trading days within a 30 trading day period ending three business days before the Company send the notice of redemption, and

•        if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the foregoing conditions are satisfied and the Company would issue a notice of redemption, each warrant holder can exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the ordinary shares may fall below the $16.50 trigger price as well as the $11.50 warrant exercise price per full share after the redemption notice is issued and not limit our ability to complete the redemption.

The redemption criteria for the warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If the Company call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the whole warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether the Company will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of our ordinary shares at the time the warrants are called for redemption, the Company’s cash needs at such time and concerns regarding dilutive share issuances.

NOTE 7 — ORDINARY SHARE SUBJECT TO POSSIBLE REDEMPTION

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are subject to the occurrence of uncertain future events and considered to be outside of the Company’s control. Accordingly, at June 30, 2022 and December 31, 2021, 3,362,871 and 3,646,607 ordinary shares subject to possible redemption, respectively, are presented as temporary equity, outside of the shareholders’ equity section of the Company’s unaudited condensed consolidated balance sheets.

On May 16, 2019, the Company sold 4,600,000 units at a price of $10.00 per Public Unit in the Public Offering.

On February 8, 2021, 636,890 shares were redeemed by certain shareholders at a price of approximately $10.49 per share, including interest generated and extension payments deposited in the Trust Account, in an aggregate amount of $6,680,520.

On November 10, 2021, 316,503 shares were redeemed by certain shareholders at a price of approximately $10.94 per share, including interest generated and extension payments deposited in the Trust Account, in an aggregate amount of $3,462,565.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 7 — ORDINARY SHARE SUBJECT TO POSSIBLE REDEMPTION (cont.)

On April 29, 2022, 283,736 shares were redeemed by certain shareholders at a price of approximately $11.24 per share, in an aggregate principal amount of $3,189,369.

	For the Six Months Ended June 30, 2022	For the Year Ended December 31, 2021
Total ordinary shares issued	5,975,000	5,975,000
Share issued classified as equity	(1,375,000)	(1,375,000)
Share redemption	(1,237,129)	(953,393)
Ordinary shares, subject to possible redemption	3,362,871	3,646,607

NOTE 8 — FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:      Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:      Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:      Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of June 30, 2022 and December 31, 2021, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

Description	June 30, 2022 (Unaudited)	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$38,315,391	$38,315,391	$—	$—

Liabilities:
Warrant liabilities	$550,000	$550,000	—	—

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 8 — FAIR VALUE MEASUREMENTS (cont.)

Description	December 31, 2021 (Audited)	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$40,441,469	$40,441,469	$—	$—

Liabilities:
Warrant liabilities	$490,000	$—	$—	$490,000

____________

*        included in cash and investments held in trust account on the Company’s balance sheet.

The private warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the unaudited condensed consolidated balance sheets.

The Company established the initial fair value for the private warrants on May 16, 2019, the date of the Company’s IPO, using a Black-Scholes model. The Company allocated the proceeds received from the sale of Private Units, first to the private warrants based on their fair values as determined at initial measurement, with the remaining proceeds recorded as ordinary shares subject to possible redemption, and ordinary shares based on their relative fair values recorded at the initial measurement date. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.

The key inputs into the binomial model and Black-Scholes model were as follows at their measurement dates:

	June 30, 2022	December 31, 2021	May 16, 2019 (Initial measurement)
Input
Share price	$11.36	$11.02	$10.00
Risk-free interest rate	3.00%	1.21%	2.18%
Volatility	51%	47%	55%
Exercise price	$11.50	$11.50	$11.50
Warrant life	5 years	5 years	5 years

As of June 30, 2022 and December 31, 2021, the aggregate value of the private warrants was $0.55 and $0.49 million, respectively. The change in fair value for the six months ended June 30, 2022 was approximately $60,000. The change in fair value for the six months ended June 30, 2021 was approximately $60,000.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. Level 3 financial liabilities consist of the private warrant liability for which there is no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate.

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 9 — COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

Management has evaluated the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s future financial position, results of its operations and/or search for a target company, there has been a significant impact as of the date of these unaudited condensed consolidated financial statements. The unaudited condensed consolidated financial statements do not include any adjustments that might result from the future outcome of this uncertainty.

Registration Rights

The holders of our insider shares issued and outstanding on the date of this prospectus, as well as the holders of the Private Units (and all underlying securities) and any securities our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, are be entitled to registration rights pursuant to a registration rights agreement entered into concurrently without initial public offering. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements

Underwriting Agreement

The underwriter is entitled to a cash underwriting discount of six and half percent (6.5%), or $0.65 per unit, of the gross proceeds of the initial public offering. Two and one-half percent (2.5%), or $0.25 per share, is not contingent and has been paid at the closing of the initial public offering. Four percent (4.0%), or $0.40 per unit, is contingent on the closing of a business combination and will be deferred by the underwriters and be placed in the Trust Account. Such deferred amount will only be payable to the underwriters upon closing of a business combination. Further, the deferred amount paid to the underwriters upon the closing of a business combination will be reduced by two percent (2.0%), or $0.20 per unit, for each unit that is redeemed by shareholders in connection with the business combination. If the business combination is not consummated, the deferred amount will be forfeited by the underwriters. The underwriters will not be entitled to any interest accrued on the deferred amount.

Unit Purchase Option

The Company sold to Maxim for $100, an option to purchase 276,000 units exercisable, at $11.50 per unit commencing at any time between the first and fifth anniversary of the effective date of the registration statement relating to our initial public offering. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires on May 13, 2024. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of the unit purchase option is approximately $747,960, or $2.71 per Unit, using the Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the underwriters is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 2.18% and (3) expected life of four years between first and fifth anniversary dates of the effective date. The option and the units, as well as the ordinary shares and warrants to purchase ordinary shares that may be issued upon exercise of the option, have been deemed compensation by The Financial Industry Regulatory Authority (“FINRA”) and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement of which this prospectus forms a part or the commencement of sales in the Public Offering pursuant to Rule 5110(g)(1) of FINRA’s rules, during which time the option may not be sold, transferred, assigned, pledged or hypothecated, or be subject of any hedging, short sale, derivative or put or call transaction that would result in the economic disposition of the securities. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated prior to May 13, 2020, except to any underwriters and selected dealer participating in the offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement of which forms a part with

AGBA ACQUISITION LIMITED
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 9 — COMMITMENTS AND CONTINGENCIES (cont.)

respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. We will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

Right of First Refusal

Subject to certain conditions, the Company granted Maxim, for a period of 18 months after the date of the consummation of the business combination, a right of first refusal to act as lead underwriters or minimally as a co-manager, with at least 30% of the economics; or, in the case of a three-handed deal, 20% of the economics, for any and all future public and private equity and debt offerings. In accordance with FINRA rule 5110(f)(2)(E)(i), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement for our initial public offering.

NOTE 10 — SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the unaudited condensed consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after June 30, 2022, up through August 15, 2022, the date the Company issued the unaudited condensed consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
AGBA Acquisition Limited

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of AGBA Acquisition Limited (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of operations and comprehensive loss, changes in shareholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2021 and related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Restatement of Previously Issued Financial Statements

As discussed in Note 2, the accompanying consolidated financial statements as of December 31, 2020 and for the year ended December 31, 2020 have been restated.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination and the Company’s cash and working capital as of December 31, 2021 are not sufficient to complete its planned activities for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Friedman LLP

Friedman LLP

We have served as the Company’s auditor since 2020.

New York, New York
March 14, 2022

AGBA ACQUISITION LIMITED
CONSOLIDATED BALANCE SHEETS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	December 31,
	2021	2020
		(Restated)
ASSETS
Current assets:
Cash	$164,863	$672,443
Prepayments	—	31,695
Total current assets	164,863	704,138
Cash and investments held in trust account	40,441,469	48,249,909
TOTAL ASSETS	$40,606,332	$48,954,047

LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accrued liabilities	$16,733	$34,902
Notes payable	3,710,390	1,380,000
Amount due to related party	952,761	790,122
Total current liabilities	4,679,884	2,205,024
Warrant liabilities	490,000	390,000
Deferred underwriting compensation	1,840,000	1,840,000
TOTAL LIABILITIES	7,009,884	4,435,024

Commitments and contingencies
Ordinary shares, subject to possible redemption: 3,646,607 and 4,600,000 shares (at redemption value of $11.09 and $10.00 per share)	40,441,469	46,000,000

Shareholders’ deficit:
Ordinary shares, $0.001 par value; 100,000,000 shares authorized; 1,375,000 shares issued and outstanding (excluding 3,646,607 and 4,600,000 shares subject to possible redemption)	1,375	1,375
Accumulated other comprehensive income	—	10,173
Accumulated deficit	(6,846,396)	(1,492,525)
Total shareholders’ deficit	(6,845,021)	(1,480,977)

TOTAL LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ DEFICIT	$40,606,332	$48,954,047

See accompanying notes to these consolidated financial statements.

AGBA ACQUISITION LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Years ended December 31,
	2021	2020
		(Restated)
Formation, general and administrative expenses	$(683,796)	$(521,506)
Total operating expenses	(683,796)	(521,506)

Other income (loss):
Change in fair value of warrant liabilities	(100,000)	130,000
Dividend income	3,773	7,617
Foreign exchange gain	—	159
Interest income	10,707	346,304
Total other income	(85,520)	484,080

Loss before income taxes	(769,316)	(37,426)

Income taxes	—	—

NET LOSS	$(769,316)	$(37,426)

Other comprehensive loss:
Change in unrealized loss on available for sale securities	(10,173)	(87,930)

COMPREHENSIVE LOSS	$(779,489)	$(125,356)

Basic and diluted weighted average shares outstanding, ordinary share subject to possible redemption	3,988,613	4,600,000
Basic and diluted net income (loss) per share, ordinary share subject to possible redemption	0.15	(0.01)

Basic and diluted weighted average shares outstanding, ordinary share attributable to AGBA Acquisition Limited	1,375,000	1,375,000
Basic and diluted net loss per share, ordinary share attributable to AGBA Acquisition Limited	(1.00)	(0.01)

See accompanying notes to these consolidated financial statements.

AGBA ACQUISITION LIMITED
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’DEFICIT
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Ordinary shares		Accumulated other comprehensive income (loss)	(Accumulated deficit)	Total shareholders’ deficit
	No. of shares	Amount
Balance as of January 1, 2020 (restated)	1,375,000	$1,375	$98,103	$(1,455,099)	$(1,355,621)
Realized holding loss on available-for-sale securities	—	—	(346,244)	—	(346,244)
Unrealized holding gain on available-for-sale securities	—	—	258,314	—	258,314
Net loss for the year	—	—	—	(37,426)	(37,426)
Balance as of December 31, 2020 (restated)	1,375,000	$1,375	$10,173	$(1,492,525)	$(1,480,977)
Accretion of carrying value to redemption value	—	—	—	(4,584,555)	(4,584,555)
Realized holding loss on available-for-sale securities	—	—	(10,655)	—	(10,655)
Unrealized holding gain on available-for-sale securities	—	—	482	—	482
Net loss for the year	—	—	—	(769,316)	(769,316)
Balance as of December 31, 2021	1,375,000	$1,375	$—	$(6,846,396)	$(6,845,021)

See accompanying notes to these consolidated financial statements.

AGBA ACQUISITION LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Years ended December 31,
	2021	2020
		(Restated)
Cash flows from operating activities
Net loss	$(769,316)	$(37,426)
Adjustments to reconcile net loss to net cash used in operating activities
Change in fair value of warrant liabilities	100,000	(130,000)
Interest income earned in cash and investments held in trust account	(14,480)	(353,921)

Change in operating assets and liabilities:
Decrease (increase) in prepayments	31,695	(5,679)
(Decrease) increase in accrued liabilities	(18,169)	23,147
Net cash used in operating activities	(670,270)	(503,879)

Cash flows from investing activities
Cash withdrawn from Trust Account to pay redeeming shareholders	10,143,085	—
Net cash provided by investing activities	10,143,085	—

Cash flows from financing activities
Advances from a related party	162,690	246,987
Redemption of ordinary shares	(10,143,085)	—

Net cash (used in) provided by financing activities	(9,980,395)	246,987
NET CHANGE IN CASH	(507,580)	(256,892)

Cash, beginning of year	672,443	929,335
Cash, end of year	$164,863	$672,443

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Change in unrealized loss in Trust Account	$(10,173)	$(87,930)
Accretion of carrying value to redemption value	$(4,584,555)	$—
Proceeds of promissory notes deposited in Trust Account by a founder shareholder	$2,330,390	$1,380,000

See accompanying notes to these consolidated financial statements.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND

AGBA Acquisition Limited (“AGBA” and the “Company”) is a newly organized blank check company incorporated on October 8, 2018, under the laws of the British Virgin Islands for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities (an “initial business combination”). Although the Company is not limited to a particular geographic region, the Company intends to focus on operating businesses in the healthcare, education, entertainment and financial services sectors that have their principal operations in China.

AGBA Merger Sub I Limited (“AMSI”) is a company incorporated on November 26, 2021, under the laws of the British Virgin Island for the purpose of effecting the Business Combination. AMSI is wholly owned by AGBA.

AGBA Merger Sub II Limited (“AMSII”) is a company incorporated on November 26, 2021, under the laws of the British Virgin Island for the purpose of effecting the Business Combination. AMSII is wholly owned by AGBA.

Basis of Presentation

The Company’s entire activity from inception up to May 14, 2019 was in preparation for the initial public offering. Since the initial public offering, the Company’s activity has been limited to the evaluation of business combination candidates. The Company has selected December 31 as its fiscal year end and tax year end.

The accompanying consolidated financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Financing

The registration statement for the Company’s initial public offering (the “Public Offering” as described in Note 5) was declared effective by the SEC on May 13, 2019. The Company consummated the Public Offering on May 16, 2019 of 4,600,000 units at $10.00 per unit (the “Public Units”) and sold to the Sponsor to purchase 225,000 units at $10 per unit. The Company received net proceeds of $46,716,219. The Company incurred $3,373,781 in initial public offering related costs, including $2,990,000 of underwriting fees and $383,781 of initial public offering costs.

Trust Account

Upon the closing of the Public Offering and the private placement, $46,000,000 was placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee. The funds held in the Trust Account can be invested in United States government treasury bills, bonds or notes, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within 36 months from the closing of the Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s tax obligations.

Business Combination

Pursuant to Nasdaq listing rules, the Company’s Initial Business Combination must occur with one or more target businesses having an aggregate fair market value equal to at least 80% of the value of the funds in the Trust Account

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND (cont.)

(excluding any deferred underwriter’s fees and taxes payable on the income earned on the Trust Account), which the Company refers to as the 80% test, at the time of the execution of a definitive agreement for its initial business combination, although the Company may structure a business combination with one or more target businesses whose fair market value significantly exceeds 80% of the trust account balance. If the Company is no longer listed on Nasdaq, it will not be required to satisfy the 80% test. The Company currently anticipates structuring a business combination to acquire 100% of the equity interests or assets of the target business or businesses.

The Company may, however, structure a business combination where the Company merges directly with the target business or where the Company acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but the Company will only complete such business combination if the post-transaction company owns 50% or more of the outstanding voting securities of the target or otherwise owns a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% test.

As set forth in the memorandum of association, the objects for which are established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Law or as the same may be revised from time to time, or any other law of the British Virgin Islands.

The Company’s amended and restated memorandum and articles of association contains provisions designed to provide certain rights and protections to its ordinary shareholders prior to the consummation of the initial business combination. These provisions cannot be amended without the approval of 65% (or 50% if approved in connection with the initial business combination) of the Company’s outstanding ordinary shares attending and voting on such amendment. The Company’s initial shareholders, who will beneficially own 20.0% of ordinary shares upon the closing of this offering (assuming they do not purchase any units in this offering), will participate in any vote to amend the amended and restated memorandum and articles of association and will have the discretion to vote in any manner they choose. Since inception, the Company has sought to amend provisions of the amended and restated memorandum and articles of association relating to shareholders’ rights twice (once at the February 5, 2021 shareholders’ meeting and then at the November 2, 2021 shareholders’ meeting). Each time, the Company provided dissenting public shareholders with the opportunity to redeem their public shares in connection with any such vote on any proposed amendments to the amended and restated memorandum and articles of association.

The Company will either seek shareholder approval of any Business Combination at a meeting called for such purpose at which shareholders may seek to convert their shares into their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, or provide shareholders with the opportunity to sell their shares to the Company by means of a tender offer for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. These shares have been recorded at redemption value and are classified as temporary equity, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” The Company will proceed with a Business Combination only if it will have net tangible assets of at least $5,000,001 upon consummation of the Business Combination and, solely if shareholder approval is sought, a majority of the outstanding ordinary shares of the Company voted are voted in favor of the Business Combination.

In connection with any shareholder vote required to approve any Business Combination, the Initial Shareholders have agreed (i) to vote any of their respective shares, including the ordinary shares sold to the Initial Shareholders in connection with the organization of the Company (the “Initial Shares”), common shares included in the Private Units sold in the Private Placement, and any ordinary shares which were initially issued in connection with the Public Offering, whether acquired in or after the effective date of the Public Offering, in favor of the initial Business Combination and (ii) not to convert such respective shares into a pro rata portion of the Trust Account or seek to sell their shares in connection with any tender offer the Company engages in.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND (cont.)

On November 3, 2021, the Company entered into a business combination agreement (the “Business Combination Agreement”), which provides for a Business Combination between AGBA and TAG Holdings Limited (“TAG”) and certain of TAG’s wholly owned subsidiaries — OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub)”, and OnePlatform International Limited (“HKSub”). OPH through its wholly-owned subsidiaries, is engaged in business-to-business (or B2B) services, while Fintech through its wholly-owned subsidiaries, is engaged in the financial technology or fintech business. B2BSub is a wholly-owned subsidiary of B2B, and HKSub is a wholly owned subsidiary of B2BSub. In the Business Combination Agreement, B2B, B2BSub, HKSub, OPH, Fintech, together with their respective subsidiaries are referred to as the “Group Parties”. Pursuant to the Business Combination Agreement, OPH will first become a subsidiary of B2B through a merger with HKSub, with OPH as the surviving entity (the “OPH Merger”). Subsequently, (i) a to-be-formed, wholly-owned subsidiary of AGBA (“Merger Sub I”) will merge with and into B2B; and another to-be-formed, wholly-owned subsidiary of AGBA (“Merger Sub II”) will merge with and into Fintech (together with (i), the “Acquisition Merger”). In consideration of the Acquisition Merger, AGBA will issue 55,500,000 ordinary shares with a deemed price per share US$10.00 (“Aggregate Stock Consideration”) as directed by TAG, in its capacity as sole shareholder of B2B and Fintech. At the closing of the Acquisition Merger, AGBA will deliver to such persons as directed by TAG, in its capacity as the sole shareholder of B2B and Fintech, subject to compliance with applicable law, the Aggregate Stock Consideration less three percent (3%) of the Aggregate Stock Consideration (the “Holdback Shares”). Subject to the provisions of the Business Combination Agreement, AGBA will release the Holdback Shares at the end of six (6) months following the closing of the Acquisition Merger, which may be extended for an additional three-month period (the “Survival Period”), provided that the AGBA will be entitled to retain some or all of the Holdback Shares to satisfy certain indemnification claims during the Survival Period.

Liquidation and going concern

The Company initially had 12 months from the consummation of this offering to consummate the initial business combination. If the Company does not complete a business combination within 12 months from the consummation of the Public Offering, the Company will trigger an automatic winding up, dissolution and liquidation pursuant to the terms of the amended and restated memorandum and articles of association. As a result, this has the same effect as if the Company had formally gone through a voluntary liquidation procedure under the Companies Law. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, dissolution and liquidation. However, the Company may extend the period of time to consummate a business combination eight times (for a total of up to 36 months to complete a Business Combination). As of the date of this report, the Company has extended eight times (including three times approved by shareholders on February 5, 2021 and two times by shareholders on November 2, 2021 by an additional three months each time, and so it now has until May 16, 2022 to consummate a business combination. Pursuant to the terms of the current amended and restated memorandum and articles of association and the trust agreement between the Company and Continental Stock Transfer & Trust Company, LLC, in order to extend the time available for the Company to consummate our initial business combination, the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $0.15 per public share, on or prior to the date of the applicable deadline. The insiders have received non-interest bearing, unsecured promissory notes equal to the amount of any such deposits (i.e., $594,467 for each of the first three extensions and $546,991 for each of the last two extensions) that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of the Company’s initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. The Company’s shareholders have approved the issuance of the private units upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of the Company’s initial business combination. In the event that the Company receives notice from the Company’s insiders five days prior to the applicable deadline of their intent to effect an extension, the Company intends to issue a press release announcing

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND (cont.)

such intention at least three days prior to the applicable deadline. In addition, the Company intends to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. If the Company is unable to consummate the Company’s initial business combination by May 16, 2022, the Company will, as promptly as possible but not more than ten business days thereafter, redeem 100% of the Company’s outstanding public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not necessary to pay taxes, and then seek to liquidate and dissolve. However, the Company may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of the Company’s public shareholders. In the event of dissolution and liquidation, the public rights will expire and will be worthless.

Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern if a Business Combination is not consummated by May 16, 2022. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, which terms are similar to those contained in the warrant agreement governing the Company’s warrants. As a result of the SEC Statement, the Company reevaluated the accounting treatment of the 225,000 warrants that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the Initial Public Offering (the “Private Warrants”). The Company previously accounted for the Private Warrants as components of equity.

In further consideration of the guidance in Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity (“ASC 815”), the Company concluded that a provision in the warrant agreement related to certain transfer provisions precludes the Private Warrants from being accounted for as components of equity. As the Private Warrants meet the definition of a derivative as contemplated in ASC 815, the Private Warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (on the date of the Initial Public Offering) and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the Statements of Operations in the period of change.

In addition, in preparation of the Company’s financial statements as of and for the years ended December 31, 2020 and 2019, the Company concluded it should restate its financial statements to classify all ordinary shares subject to possible redemption in temporary equity. In accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC Topic 480, Distinguishing Liabilities from Equity (ASC 480), paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its ordinary shares in permanent equity. Although the Company did not specify a maximum redemption threshold, its charter provides that currently, the Company will not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. The Company considered that the threshold would not change the nature of the underlying shares as redeemable and thus would be required to be disclosed outside equity. as previously disclosed on a Form 8-K filed on December 13, 2021, the Company restated its previously filed financial statements to classify all ordinary shares as

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

temporary equity and to recognize accretion from the initial book value to redemption value at the time of its Initial Public Offering and in accordance with ASC 480. The change in the carrying value of redeemable shares of ordinary shares resulted in charges against accumulated deficit.

The following tables summarize the effect of the restatement on each financial statement line item as of the dates, and for the period, indicated:

Adjustment #1 refer to reclassification of private warrants from temporary equity component to warrant liabilities.

Adjustment #2 refer to reclassification of all public shares to temporary equity.

	As Previously Reported	Adjustments #1	Adjustments #2	As Since The Restated

Balance sheet as of December 31, 2020
Warrant liabilities	—	390,000	—	390,000
Deferred underwriting compensation	1,025,948	—	814,052	1,840,000
Total liabilities	3,230,972	390,000	814,052	4,435,024
Ordinary shares subject to possible redemption	40,723,074	(390,000)	5,666,926	46,000,000
Ordinary shares	2,093	37	(755)	1,375
Additional paid-in capital	4,990,205	(160,037)	(4,830,168)	—
Retained earnings (accumulated deficit)	$(2,470)	$160,000	$(1,650,055)	$(1,492,525)
	As Previously Reported	Adjustments #1	Adjustments #2	As Restated
Statement of operations for the year ended December 31, 2020
Change in fair value of warrant liabilities	—	130,000	—	130,000
Net (loss) income	(167,426)	130,000	—	(37,426)
Basic and diluted weighted average shares outstanding, ordinary share subject to possible redemption		—	4,600,000	4,600,000
Basic and diluted net loss per share, ordinary share subject to possible redemption		—	(0.01)	(0.01)
Basic and diluted weighted average shares outstanding, non-redeemable ordinary shares	2,092,586	(74,586)	(643,000)	1,375,000
Basic and diluted net (loss) income per share, non-redeemable ordinary shares	$(0.22)	$0.06	$0.15	$(0.01)

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 2 — RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (cont.)

	As Previously Reported	Adjustments #1	Adjustments #2	As Restated
Statement of cash flows for the year ended December 31, 2020
Change in fair value of warrant liabilities	—	130,000	—	130,000
Net (loss) income	(167,426)	130,000	—	(37,426)
Change in value of shares subject to redemption	255,356	—	(255,356)	—

Statement of changes in shareholders’ deficit for the year ended December 31, 2020
Ordinary shares subject to possible redemption – ordinary shares – no. of shares	162,322	—	(162,322)	—
Ordinary shares subject to possible redemption – ordinary shares – amount	163	—	(163)	—
Ordinary shares subject to possible redemption – additional paid-in capital	255,193	—	(255,193)	—
Ordinary shares subject to possible redemption – total shareholder’s equity	255,356	—	(255,356)	—
Net income (loss) – accumulated deficit	(167,426)	130,000	—	(37,426)
Net income (loss) – total shareholder’s deficit	$(167,426)	$130,000	$—	$(37,426)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

•        Basis of presentation

These accompanying consolidated financial statements have been prepared in U.S. Dollars in conformity with generally accepted accounting principles in the U.S. GAAP or interim financial information pursuant to the rules and regulations of the SEC. In the opinion of management, all adjustments (consisting of normal recurring adjustments) have been made that are necessary to present fairly the financial position, and the results of its operations and its cash flows.

•        Principles of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant intercompany transactions and balances between the Company and its subsidiaries are eliminated upon consolidation.

Subsidiaries are those entities in which the Company, directly or indirectly, controls more than one half of the voting power; or has the power to govern the financial and operating policies, to appoint or remove the majority of the members of the board of directors, or to cast a majority of votes at the meeting of directors.

The accompanying consolidated financial statements reflect the activities of the Company and each of the following entities:

Name	Background	Ownership
AGBA Merger Sub I Limited (“AMSI”)	A British Island company Incorporated on November 26, 2021	100% Owned by AGBA
AGBA Merger Sub II Limited (“AMSII”)	A British Island company Incorporated on November 26, 2021	100% Owned by AGBA

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s consolidated financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

•        Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

•        Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2021 or 2020.

•        Cash and investments held in trust account

At December 31, 2021 and 2020, the assets held in the Trust Account are held in cash and US Treasury securities.

The Company classified investments that are directly invested in U.S. Treasuries as available for sales and money market funds are classified in accordance with the trading method. All marketable securities are recorded at their estimated fair value. Unrealized gains and losses for available-for-sale securities are recorded in other comprehensive loss. The Company evaluates its investments to assess whether those with unrealized loss positions are other than temporarily impaired. Impairments are considered other than temporary if they are related to deterioration in credit risk or if it is likely the Company will sell the securities before the recovery of the cost basis. Realized gains and losses and declines in value determined to be other than temporary are determined based on the specific identification method and are reported in other income (expense), net in the consolidated statements of operations and comprehensive loss.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Warrant liabilities

The Company accounts for the Warrants in accordance with the guidance contained in ASC 815-40-15-7D and 7F under which the Private Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, the Company classifies the Private Warrants as liabilities at their fair value and adjusts the Private Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our consolidated statement of operations. The Private Warrants are valued using a Black Scholes model.

•        Ordinary shares subject to possible redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at and December 31, 2021 and 2020, 3,646,607 and 4,600,000 ordinary shares subject to possible redemption, respectively, are presented as temporary equity, outside of the shareholders’ equity section of the Company’s consolidated balance sheets.

The Company has made a policy election in accordance with ASC 480-10-S99-3A and recognizes changes in redemption value in accumulated deficit immediately as if the end of the first reporting period after the IPO was the redemption date.

•        Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying consolidated balance sheets, primarily due to their short-term nature.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —

Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 —

Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value of the Company’s certain assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the consolidated balance sheet. The fair values of cash and cash equivalents, and other current assets, accrued expenses, due to sponsor are estimated to approximate the carrying values as of December 31, 2021 and 2020 due to the short maturities of such instruments.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of December 31, 2021 and 2020, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

Description	December 31, 2021	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$40,441,469	$40,441,469	$—	$—

Liabilities:
Warrant liabilities	$490,000	$—	$—	$490,000
Description	December 31, 2020	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$48,249,518	$48,249,518	$—	$—

Liabilities:
Warrant liabilities (restated)	$390,000	$—	$—	$390,000

____________

*        included in cash and investments held in trust account on the Company’s consolidated balance sheets.

•        Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and trust accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

•        Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2021 and 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

The Company’s tax provision is zero and it has no deferred tax assets. The Company is considered to be an exempted British Virgin Islands Company, and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States.

•        Net loss per share

The Company calculates net loss per share in accordance with ASC Topic 260, “Earnings per Share”. In order to determine the net loss attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed loss allocable to both the redeemable ordinary shares and non-redeemable ordinary shares and the undistributed loss is calculated using the total net loss less any dividends paid. The Company then allocated the undistributed loss ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable ordinary shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public stockholders. As of December 31, 2021, the Company has not considered the effect of the warrants sold in the Initial Public Offering to purchase an aggregate of 2,412,500 shares in the calculation of diluted net loss per share, since the exercise of the warrants is contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive and the Company did not have any other dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary share and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the period presented.

The net loss per share presented in the statements of operations is based on the following:

	For the Year Ended December 31, 2021	For the Year Ended December 31 2020
		(Restated)
Net loss	$(769,316)	$(37,426)
Accretion of carrying value to redemption value	(4,584,555)	—
Net loss including accretion of carrying value to redemption value	$(5,353,871)	$(37,426)
	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Redeemable Ordinary share	Non-Redeemable Ordinary share	Redeemable Ordinary share	Non-Redeemable Ordinary share
			(Restated)	(Restated)
Basic and diluted net income (loss) per share:
Numerators:
Allocation of net loss including carrying value to redemption value	$(3,981,368)	$(1,372,503)	$(28,813)	$(8,613)
Accretion of carrying value to redemption value	4,584,555	—	—	—
Allocation of net income (loss)	$603,187	$(1,372,503)	$(28,813)	$(8,613)
Denominators:
Weighted-average shares outstanding	3,988,613	1,375,000	4,600,000	1,375,000
Basic and diluted net income (loss) per share	$0.15	$(1.00)	$(0.01)	$(0.01)

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•        Recent accounting pronouncements

The Company has considered all new accounting pronouncements and has concluded that there are no new pronouncements that may have a material impact on the results of operations, financial condition, or cash flows, based on the current information.

NOTE 4 — CASH AND INVESTMENT HELD IN TRUST ACCOUNT

As of December 31, 2021, investment securities in the Company’s Trust Account consisted of $40,441,469 in United States Treasury Bills and $0 in cash. As of December 31, 2020, investment securities in the Company’s Trust Account consisted of $48,249,518 in United States Treasury Bills and $391 in cash. The Company classifies its United States Treasury securities as available-for-sale. Available-for-sale marketable securities are recorded at their estimated fair value on the accompanying December 31, 2021 consolidated balance sheet. The carrying value, including gross unrealized holding gain as other comprehensive income and fair value of held to marketable securities on December 31, 2021 and 2020 is as follows:

	Carrying Value as of December 31, 2021	Gross Unrealized Holding Gain	Fair Value as of December 31, 2021
Available-for-sale marketable securities
U.S. Treasury Securities	$40,441,469	$—	$40,441,469
	Carrying Value as of December 31, 2020	Gross Unrealized Holding Gain	Fair Value as of December 31, 2020
Available-for-sale marketable securities
U.S. Treasury Securities	$48,239,345	$10,173	$48,249,518

For the year ended December 31, 2021, cash in the Trust Account was partially distributed due to redemption of Public Shares (as defined below) (see Note 8).

NOTE 5 — PUBLIC OFFERING

On May 16, 2019, the Company sold 4,600,000 units at a price of $10.00 per Public Unit in the Public Offering. Each Public Unit consists of one ordinary share of the Company, $0.001 par value per share (the “Public Shares”), one right (the “Public Rights”) and one warrant (the “Public Warrant”). Each Public Right entitles the holder to receive one-tenth (1/10) of an ordinary share upon consummation of an initial Business Combination. Each Public Warrant entitles the holder to purchase one-half (1/2) of an ordinary share upon consummation of an initial Business Combination. In addition, the Company has granted Maxim Group LLC, the underwriter of the Public Offering, a 45-day option to purchase up to 225,000 Public Units solely to cover over-allotments, if any.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 5 — PUBLIC OFFERING (cont.)

If the Company does not complete its Business Combination within the necessary time period described in Note 1, the Public Rights will expire and be worthless. Since the Company is not required to net cash settle the Rights and the Rights are convertible upon the consummation of an initial Business Combination, the Management determined that the Rights are classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with ASC 815-40. The proceeds from the sale are allocated to Public Shares and Rights based on the relative fair value of the securities in accordance with ASC 470-20-30. The value of the Public Shares and Rights will be based on the closing price paid by investors.

The Company paid an upfront underwriting discount of $1,150,000 (2.5%) of the per unit offering price to the underwriter at the closing of the Public Offering, with an additional fee of $1,840,000 (the “Deferred Amount”) of 2.0% of the gross offering proceeds payable upon the Company’s completion of the Business Combination. The Deferred Amount will become payable to the underwriter from the amounts held in the Trust Account solely in the event the Company completes its Business Combination. Pursuant to our agreement with the underwriters, the Deferred Amount will be reduced by $0.20 (2.0%) for each unit that is redeemed by shareholders in connection with an initial business combination. In the event that the Company does not close the Business Combination, the underwriter has waived its right to receive the Deferred Amount. The underwriter is not entitled to any interest accrued on the Deferred Amount.

Simultaneously with the closing of the Public Offering, the Company consummated a private placement of 210,000 private units, at $10.00 per unit, purchased by the Sponsor.

Simultaneously with the sale of the Over-Allotment Units, the Company consummated a private placement of 15,000 private units, at $10.00 per unit, purchased by the Sponsor.

The private units are identical to the units sold in the Public Offering except that the private warrants are non-redeemable and may be exercised on a cashless basis.

NOTE 6 — RELATED PARTY TRANSACTIONS

Insider Shares

In October 2018, the Company’s Chief Executive Officer subscribed for an aggregate of 1,000 of ordinary shares for an aggregate purchase price of $1, or approximately $0.001 per share. On February 22, 2019, the Company issued an aggregate of 1,149,000 Ordinary Shares to AGBA Holding Limited for an aggregate purchase price of $25,000 in cash.

The initial shareholders have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of their insider shares until, with respect to 50% of the insider shares, the earlier of six months after the consummation of a Business Combination and the date on which the closing price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing after a Business Combination and, with respect to the remaining 50% of the insider shares, until the six months after the consummation of a Business Combination, or earlier, in either case, if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares, securities or other property.

Administrative Services Agreement

The Company is obligated to pay AGBA Holding Limited, a company owned by the insiders, a monthly fee of $10,000 for general and administrative services. However, pursuant to the terms of such agreement, the Company may delay payment of such monthly fee upon a determination by the Company’s audit committee that the Company lacks sufficient funds held outside the trust to pay actual or anticipated expenses in connection with the initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of its initial business combination.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 6 — RELATED PARTY TRANSACTIONS (cont.)

Related Party Loan

In order to meet the working capital needs following the consummation of the Public Offering, the initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of its initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of its business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 55,000 ordinary shares (which includes 5,000 shares issuable upon conversion of rights) and warrants to purchase 25,000 ordinary shares if $500,000 of notes were so converted). The Company’s shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of its initial business combination. If the Company does not complete a business combination, the loans will not be repaid.

Related Party Extensions Loan

The Company initially had 12 months from the consummation of this offering to consummate the initial business combination. However, the Company has extended the period of time to consummate a business combination eight times (including three times approved by shareholders on February 5, 2021 and two times by shareholders on November 2, 2021) by an additional three months each time (for a total of up to 36 months to complete a business combination). Pursuant to the terms of the current amended and restated memorandum and articles of association and the trust agreement between us and Continental Stock Transfer & Trust Company, in order to extend the time available for us to consummate its initial business combination, the Company’s insiders or their affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $ $0.15 per public share, on or prior to the date of the applicable deadline. The insiders have received non-interest bearing, unsecured promissory notes equal to the amount of any such deposits (i.e., $594,467 for each of the first three extensions and $546,991 for each of the last two extensions) Such notes would either be paid upon consummation of its initial business combination, or, at the lender’s discretion, converted upon consummation of its business combination into additional private units at a price of $10.00 per unit.

On May 11, 2020, August 12, 2020, and November 10, 2020, the Company issued three Notes, each in an amount of $460,000 to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until February 16, 2021. On each of February 5, May 11, August 11, 2021, the Company issued an unsecured promissory note, in an amount of $594,467, to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until November 16, 2021. On November 10, 2021 and February 7, 2022, the Company issued an unsecured promissory note in an amount of $546,991, to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until May 16, 2022 (see Note 9). The Notes are non-interest bearing and are payable upon the closing of a business combination. In addition, the Notes may be converted, at the lender’s discretion, into additional Private Units at a price of $10.00 per unit. As of December 31, 2021 and 2020, the note payable balance of $3,710,390 and $1,380,000, respectively.

Related Party Advances

In the event the Sponsor pays for any expense or liability on behalf of the Company, then such payments would be accounted for as loan to the Company by the Sponsor. The Sponsor, AGBA Holding Limited, has paid the expenses incurred by the Company an aggregate of $952,761 on a non-interest bearing basis as of December 31, 2021.

As of December 31, 2021 and 2020, the Company owed a balance of $952,761 and $790,122, respectively, to AGBA Holding Limited.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 7 — SHAREHOLDER’S DEFICIT

Ordinary Shares

The Company is authorized to issue 100,000,000 ordinary shares at par $0.001.

The Company’s shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. In connection with any vote held to approve its initial business combination, all of the initial shareholders, as well as all of the officers and directors, have agreed to vote their respective ordinary shares owned by them immediately prior to this offering and any shares purchased in this offering or following this offering in the open market in favor of the proposed business combination.

In October 2018, the Company’s Chief Executive Officer, Gordon Lee, subscribed for an aggregate of 1,000 of ordinary shares for an aggregate purchase price of $1, or approximately $0.001 per share.

On February 22, 2019, the Company issued an aggregate of 1,149,000 founder shares to AGBA Holding Limited for an aggregate purchase price of $25,000 in cash.

On May 16, 2019, the Company issued 225,000 ordinary shares under the private placement of 225,000 private units at $10 per unit, to the Sponsor.

As of December 31, 2020, 1,375,000 ordinary shares issued and outstanding excluding 4,600,000 shares were subject to possible redemption.

As of December 31, 2021, 1,375,000 ordinary shares issued and outstanding excluding 3,646,607 shares were subject to possible redemption.

Accumulated Other Comprehensive Income (Loss)

The table below presents the changes in accumulated other comprehensive income (loss) (“AOCI”), including the reclassification out of AOCI.

Available-for-sale securities
Balance as of January 1, 2021	$10,173
Other comprehensive income before reclassifications	—
Amounts reclassified from AOCI into interest income	(10,173)
Balance as of December 31, 2021	$—
Available-for-sale securities
Balance as of January 1, 2020	$98,103
Other comprehensive income before reclassifications	258,314
Amounts reclassified from AOCI into interest income	(346,244)
Balance as of December 31, 2020	$10,173

Rights

Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive one-tenth (1/10) of an ordinary share upon consummation of the initial business combination. In the event the Company will not be the surviving company upon completion of the initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of a share underlying each right upon consummation of the business combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the British Virgin Islands law.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 7 — SHAREHOLDER’S DEFICIT (cont.)

As a result, you must hold rights in multiples of 10 in order to receive shares for all of your rights upon closing of a business combination. If we are unable to complete an initial business combination within the required time period and the Company redeems the public shares for the funds held in the trust account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

Public Warrants

Each public warrant entitles the holder thereof to purchase one-half (1/2) of one ordinary share at a price of $11.50 per full share, subject to adjustment. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares. This means that only an even number of warrants may be exercised at any given time by a warrant holder.

No public warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. It is the Company’s current intention to have an effective and current registration statement covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares in effect promptly following consummation of an initial business combination.

Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon exercise of the public warrants is not effective within 90 days following the consummation of our initial business combination, public warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the day prior to the date of exercise. For example, if a holder held 300 warrants to purchase 150 shares and the fair market value on the date prior to exercise was $15.00, that holder would receive 35 shares without the payment of any additional cash consideration. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis.

The warrants will become exercisable on the later of the completion of an initial business combination and May 13, 2020. The warrants will expire at 5:00 p.m., New York City time, on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption.

The Company may redeem the outstanding warrants (including any outstanding warrants issued upon exercise of the unit purchase option issued to Maxim Group LLC), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the warrants are exercisable,

•        upon a minimum of 30 days’ prior written notice of redemption,

•        if, and only if, the last sales price of the ordinary shares equals or exceeds $16.50 per share for any 20 trading days within a 30 trading day period ending three business days before the Company send the notice of redemption, and

•        if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 7 — SHAREHOLDER’S DEFICIT (cont.)

If the foregoing conditions are satisfied and the Company would issue a notice of redemption, each warrant holder can exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the ordinary shares may fall below the $16.50 trigger price as well as the $11.50 warrant exercise price per full share after the redemption notice is issued and not limit our ability to complete the redemption.

The redemption criteria for the warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If the Company call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the whole warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether the Company will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of our ordinary shares at the time the warrants are called for redemption, the Company’s cash needs at such time and concerns regarding dilutive share issuances.

NOTE 8 — ORDINARY SHARE SUBJECT TO POSSIBLE REDEMPTION

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are subject to the occurrence of uncertain future events and considered to be outside of the Company’s control. Accordingly, at December 31, 2021 and 2020, 3,646,607 and 4,600,000 ordinary shares subject to possible redemption, respectively, are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheets.

On May 16, 2019, the Company sold 4,600,000 units at a price of $10.00 per Public Unit in the Public Offering.

On February 8, 2021, 636,890 shares were redeemed by part of shareholders at a price of approximately $10.49 per share, including interest generated and extension payments deposited in the Trust Account, in an aggregate amount of $6,680,520.

On November 10, 2021, 316,503 shares were redeemed by a number of shareholders at a price of approximately $10.94 per share, including interest generated and extension payments deposited in the Trust Account, in an aggregate amount of $3,462,565.

	For the Year Ended December 31,
	2021	2020
Total ordinary shares issued	5,975,000	5,975,000
Share issued classified as equity	(1,375,000)	(1,375,000)
Share redemption during the year	(953,393)	—
Change in value of ordinary shares subject to redemption	3,646,607	4,600,000

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 9 — FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that were measured at fair value on a recurring basis as of December 31, 2021 and 2020, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

Description	December 31, 2021 (Audited)	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$40,441,469	$40,441,469	$—	$—

Liabilities:
Warrant liabilities	$490,000	$—	$—	$490,000
Description	December 31, 2020 (Audited)	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
U.S. Treasury Securities held in Trust Account*	$48,249,909	$48,249,909	$—	$—

Liabilities:
Warrant liabilities (restated)	$390,000	$—	$—	$390,000

____________

*        included in cash and investments held in trust account on the Company’s consolidated balance sheets.

The private warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the consolidated balance sheets.

The Company established the initial fair value for the private warrants on May 16, 2019, the date of the Company’s Initial Public Offering, using a Black-Scholes model. The Company allocated the proceeds received from the sale of Private Units, first to the private warrants based on their fair values as determined at initial measurement, with the

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 9 — FAIR VALUE MEASUREMENTS (cont.)

remaining proceeds recorded as ordinary shares subject to possible redemption, and ordinary shares based on their relative fair values recorded at the initial measurement date. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.

The key inputs into the binomial model and Black-Scholes model were as follows at their measurement dates:

	December 31, 2021	December 31, 2020	May 16, 2019 (Initial measurement)
Input
Share price	$11.02	$10.54	$10.00
Risk-free interest rate	1.21%	0.10%	2.18%
Volatility	47%	45%	55%
Exercise price	$11.50	$11.50	$11.50
Warrant life	5 years	5 years	5 years

As of December 31, 2021 and 2020, the aggregate value of the Private Warrants was $0.49 and $0.39 million, respectively. The change in fair value for the year ended December 31, 2021 was approximately $100,000. The change in fair value for the year ended December 31, 2019 to December 31, 2020 was approximately $(130,000) (restated).

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. Level 3 financial liabilities consist of the Private Warrant liability for which there is no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate.

NOTE 10 — COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

Management has evaluated the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s future financial position, results of its operations and/or search for a target company, there has been a significant impact as of the date of these consolidated financial statements. The consolidated financial statements do not include any adjustments that might result from the future outcome of this uncertainty.

Registration Rights

The holders of the insider shares issued and outstanding prior to the date of the IPO, as well as the holders of the Private Units (and all underlying securities) and any securities its initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to the Company, are be entitled to registration rights pursuant to a registration rights agreement entered into concurrently without initial public offering. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 10 — COMMITMENTS AND CONTINGENCIES (cont.)

Underwriting Agreement

The underwriters is entitled to a cash underwriting discount of six and half percent (6.5%), or $0.65 per unit, of the gross proceeds of the initial public offering. Two and one-half percent (2.5%), or $0.25 per share, is not contingent and has been paid at the closing of the initial public offering. Four percent (4.0%), or $0.40 per unit, is contingent on the closing of a business combination and will be deferred by the underwriters and be placed in the Trust Account. Such deferred amount will only be payable to the underwriters upon closing of a business combination. Further, the deferred amount paid to the underwriters upon the closing of a business combination will be reduced by two percent (2.0%), or $0.20 per unit, for each unit that is redeemed by shareholders in connection with the business combination. If the business combination is not consummated, the deferred amount will be forfeited by the underwriters. The underwriters will not be entitled to any interest accrued on the deferred amount.

Unit Purchase Option

The Company sold to Maxim for $100, an option to purchase 276,000 units exercisable, at $11.50 per unit commencing at any time between the first and fifth anniversary of the effective date of the registration statement relating to its initial public offering. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires on May 13, 2024. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of the unit purchase option is approximately $747,960, or $2.71 per Unit, using the Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the underwriters is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 2.18% and (3) expected life of four years between first and fifth anniversary dates of the Effective Date. The option and the units, as well as the ordinary shares and warrants to purchase ordinary shares that may be issued upon exercise of the option, have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the effective date of the registration statement or the commencement of sales in the Public Offering pursuant to Rule 5110(g)(1) of FINRA’s Rules, during which time the option may not be sold, transferred, assigned, pledged or hypothecated, or be subject of any hedging, short sale, derivative or put or call transaction that would result in the economic disposition of the securities. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated prior to May 13, 2020 except to any underwriters and selected dealer participating in the offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement of which forms a part with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. We will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

Right of First Refusal

Subject to certain conditions, the Company granted Maxim, for a period of 18 months after the date of the consummation of the business combination, a right of first refusal to act as lead underwriters or minimally as a co-manager, with at least 30% of the economics; or, in the case of a three-handed deal, 20% of the economics, for any and all future public and private equity and debt offerings. In accordance with FINRA Rule 5110(f)(2)(E)(i), such right of first refusal shall not have a duration of more than three years from the effective date of the registration statement.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 11 — REVISION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (UNAUDITED)

In accordance with ASC 480, paragraph 10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. The initial carrying amount of redeemable preferred stock should be its fair value at date of issue. Where fair value at date of issue is less than the mandatory redemption amount, the carrying amount shall be increased by periodic accretions, using the interest method, so that the carrying amount will equal the mandatory redemption amount at the mandatory redemption date. The carrying amount shall be further periodically increased by amounts representing dividends not currently declared or paid, but which will be payable under the mandatory redemption features, or for which ultimate payment is not solely within the control of the registrant (e. g., dividends that will be payable out of future earnings). Each type of increase in carrying amount shall be effected by charges against retained earnings or, in the absence of retained earnings, by charges against paid-in capital. The increase in redemption value was mainly due to the extension payments made by the Sponsor which should accrete to the redemption value. The Company has extended the period of time to consummate a business combination eight times (including three times approved by shareholders on February 5, 2021 and two times by shareholders on November 2, 2021) by an additional three months each time (for a total of up to 36 months to complete a business combination). On May 11, 2020, August 12, 2020, and November 10, 2020, the Company issued three Notes, each in an amount of $460,000 to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until February 16, 2021. On each of February 5, May 11, August 11, 2021, the Company issued an unsecured promissory note, in an amount of $594,467, to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until November 16, 2021. On November 10, 2021 and February 7, 2022, the Company issued an unsecured promissory note in an amount of $546,991, to the Sponsor, pursuant to which such amount had been deposited into the Trust Account in order to extend the amount of available time to complete a business combination until May 16, 2022.

Redeemable Shares, at each reporting period, should be measured at redemption value. The Company previously measured at initial carrying amount. As a result, the Company recalculated its previously filed financial statements to recognize accretion from the initial book value to redemption value at the time of its Initial Public Offering. Under this accounting treatment, the Company is required to calculate the change in the carrying value of redeemable shares of common stock resulted in charges against additional paid-in capital and accumulated deficit.

The Company’s accounting for temporary equity measured at redemption value did not have any effect on the Company’s previously reported operating expenses or cash.

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 11 — REVISION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS (UNAUDITED) (cont.)

The impact of the errors on the Company’s financial statements for each respective period is presented below. The impacts are considered immaterial to the financial statements.

	As Previously Reported	Adjustments	As Revised
Balance sheet as of March 31, 2021
Ordinary shares subject to possible redemption	39,631,100	2,533,800	42,164,900
Accumulated deficit	(1,935,949)	(2,533,800)	(4,469,749)

Balance sheet as of June 30, 2021
Ordinary shares subject to possible redemption	39,631,100	3,129,333	42,760,433
Accumulated deficit	(2,110,390)	(3,129,333)	(5,239,723)

Balance sheet as of September 30, 2021
Ordinary shares subject to possible redemption	39,631,100	3,724,877	43,355,977
Accumulated deficit	(2,320,133)	(3,724,877)	(6,045,010)

Statement of operations for the three months ended March 31, 2021
Basic and diluted net (loss) income per share, ordinary share subject to possible redemption	(0.00)	0.01	0.01
Basic and diluted net loss per share, non-redeemable ordinary shares	(0.07)	(0.06)	(0.13)

Statement of operations for the three months ended June 30, 2021
Basic and diluted net income per share, ordinary share subject to possible redemption	0.00	0.01	0.01
Basic and diluted net loss per share, non-redeemable ordinary shares	(0.08)	(0.06)	(0.14)

Statement of operations for the six months ended June 30, 2021
Basic and diluted net income per share, ordinary share subject to possible redemption	0.00	0.02	0.02
Basic and diluted net loss per share, non-redeemable ordinary shares	(0.15)	(0.12)	(0.27)

Statement of operations for the three months ended September 30, 2021
Basic and diluted net loss per share, ordinary share subject to possible redemption	(0.04)	0.04	(0.00)
Basic and diluted net loss per share, non-redeemable ordinary shares	(0.04)	(0.11)	(0.15)

Statement of operations for the nine months ended September 30, 2021
Basic and diluted net (loss) income per share, ordinary share subject to possible redemption	(0.08)	0.10	0.02
Basic and diluted net loss per share, non-redeemable ordinary shares	(0.15)	(0.27)	(0.42)

AGBA ACQUISITION LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 12 — SUBSEQUENT EVENTS

On January 4, 2022, Tag Holdings Limited together with AGBA’s newly established wholly-owned subsidiaries, AGBA Merger Sub I Limited and AGBA Merger Sub II Limited, entered into a second amendment of the Business Combination Agreement (the “Second Amendment”). Pursuant to the Second Amendment, the parties have agreed that, among other things, the Outside Closing Date (as defined in the Business Combination Agreement) of the proposed transactions contemplated by the Business Combination Agreement shall be extended to April 30, 2022 from January 31, 2022, and that each party shall use its reasonable best efforts to finalize all Plans of Merger, the Articles of Merger, the Employment Agreement, and other ancillary documents contemplated by the Business Combination Agreement no later than March 31, 2022.

On May 4, 2022, the parties to the Business Combination Agreement, entered into a third amendment of the Business Combination Agreement (the “Third Amendment”). Pursuant to the Third Amendment, the parties have agreed that, among other things, the Outside Closing Date (as defined in the Business Combination Agreement) of the proposed transactions contemplated by the Business Combination Agreement shall be extended to October 31, 2022 from April 30, 2022, and that each party shall use its reasonable best efforts to finalize all Plans of Merger, the Articles of Merger, the Employment Agreement, and other ancillary documents contemplated by the Business Combination Agreement no later than September 30, 2022.

On February 7, 2022, the Company issued unsecured promissory note in the aggregate principal amount of $546,991.05 to AGBA Holding Limited in exchange for AGBA Holding Limited depositing such amount into the Company’s trust account in order to extend the amount of available time to complete a business combination until May 16, 2022.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
UNAUDITED CONDENSED COMBINED BALANCE SHEETS
(Currency expressed in United States Dollars (“US$”))

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$15,209,645	$38,595,610
Restricted cash – fund held in escrow	35,119,336	34,485,797
Accounts receivable, net	796,320	908,727
Accounts receivable, net, related parties	310,307	238,892
Loans receivables, net	513,782	123,611
Earnest deposit, the Shareholder	—	7,182,131
Consideration receivable	—	1,861,348
Deposit, prepayments, and other receivables	781,090	383,399
Total current assets	52,730,480	83,779,515

Non-current assets:
Loans receivable, net	1,074,616	3,785,314
Property and equipment, net	7,417,419	1,653,458
Long-term investments, net	33,715,342	33,292,013
Total non-current assets	42,207,377	38,730,785
TOTAL ASSETS	$94,937,857	$122,510,300

LIABILITIES AND SHAREHOLDER’S DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$3,722,389	$3,850,015
Escrow liabilities	35,119,336	34,485,797
Amount due to the Shareholder	934,514	—
Income tax payable	23,133,806	23,028,916
Total current liabilities	62,910,045	61,364,728

Long-term liabilities:
Deferred tax liabilities	39,113	—
Total long-term liabilities	39,113	—
TOTAL LIABILITIES	62,949,158	61,364,728

Commitments and contingencies

Shareholder’s equity:
Share capital	13	13
Additional paid-in capital	38,761,713	38,761,713
Receivable from the Shareholder	—	(29,562,195)
Accumulated other comprehensive loss	(559,820)	(179,461)
(Accumulated deficit) retained earnings	(6,213,207)	52,125,502
Total shareholder’s equity	31,988,699	61,145,572

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$94,937,857	$122,510,300

See accompanying notes to unaudited condensed combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE (LOSS) INCOME
(Currency expressed in United States Dollars (“US$”))

	Six months ended June 30,
	2022	2021
Revenues:
Interest income:
Loans	$99,194	$635,142
Total interest income	99,194	635,142
Non-interest income:
One-time commissions	3,764,157	2,876,952
Recurring service fees	1,821,376	2,227,352
Total non-interest income	5,585,533	5,104,304
Total revenues from others	5,684,727	5,739,446

Non-interest income:
Recurring service fees	481,268	463,537
Total revenues from related parties	481,268	463,537
Total revenues	6,165,995	6,202,983

Operating cost and expenses:
Interest expense	—	(484,721)
Commission expense	(3,181,313)	(2,001,440)
Selling expense	(77,188)	(48,066)
General and administrative expenses	(8,328,197)	(5,309,487)
Total operating cost and expenses	(11,586,698)	(7,843,714)

Loss from operations	(5,420,703)	(1,640,731)

Other income (expense):
Bank interest income	16,615	30,816
Interest income, related party	—	119,452
Foreign exchange (loss) gain, net	(2,607,456)	882,294
Loss on equity method investment	—	(1,596,566)
Investment loss, net	(3,535,053)	(3,414,222)
Sundry income	313,242	129,861
Total other income, net	(5,812,652)	(3,848,365)

Loss before income taxes	(11,233,355)	(5,489,096)

Income taxes expense	(105,354)	(331,007)

NET LOSS	$(11,338,709)	$(5,820,103)

Other comprehensive loss:
Foreign currency translation adjustment	(380,359)	(17,283)

COMPREHENSIVE LOSS	$(11,719,068)	$(5,837,386)

See accompanying notes to unaudited condensed combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
UNAUDITED CONDENSED COMBINED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Six months ended June 30, 2022
	OnePlatform Holdings Limited		TAG Asia Capital Holdings Limited		Combined share capital	Additional paid-in capital	Receivable from the Shareholder	Accumulated other comprehensive loss	Retained earnings	Total shareholder’s equity
	No. of shares	Amount	No. of shares	Amount
Balance as of January 1, 2022	100	$12	1	$1	$13	$38,761,713	$(29,562,195)	$(179,461)	$52,125,502	$61,145,572
Special dividend to the Shareholder#	—	—	—	—	—	—	29,562,195	—	(47,000,000)	(17,437,805)
Foreign currency translation adjustment	—	—	—	—	—	—	—	(380,359)	—	(380,359)
Net loss for the period	—	—	—	—	—	—	—	—	(11,338,709)	(11,338,709)
Balance as of June 30, 2022	100	$12	1	$1	$13	$38,761,713	$—	$(559,820)	$(6,213,207)	$31,988,699
	Six months ended June 30, 2021
	OnePlatform Holdings Limited		TAG Asia Capital Holdings Limited		Combined share capital	Additional paid-in capital	Accumulated other comprehensive income	Accumulated deficit	Total shareholder’s deficit
	No. of shares	Amount	No. of shares	Amount
Balance as of January 1, 2021	100	$12	1	$1	$13	$38,761,713	$214,140	$(44,338,021)	$(5,362,155)
Foreign currency translation adjustment	—	—	—	—	—	—	(17,283)	—	(17,283)
Net income for the period	—	—	—	—	—	—	—	(5,820,103)	(5,820,103)
Balance as of June 30, 2021	100	$12	1	$1	$13	$38,761,713	$196,857	$(50,158,124)	$(11,199,541)

See accompanying notes to unaudited condensed combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
UNAUDITED CONDENSED COMBINED STATEMENTS OF CASH FLOWS
(Currency expressed in United States Dollars (“US$”))

	Six months ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(11,338,709)	$(5,820,103)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation of property and equipment	192,352	22,765
Accreted interest, related party	—	(119,453)
Foreign exchange loss (gain), net	2,607,456	(882,294)
Investment loss, net	3,535,053	3,414,222
Loss on equity method investment	—	1,596,566

Change in operating assets and liabilities:
Accounts receivable	40,992	569,997
Loans receivable	2,320,527	2,098,526
Deposits, prepayments, and other receivables	(420,678)	19,526
Accounts payable and accrued liabilities	(124,238)	(1,558,435)
Escrow liabilities	633,539	(9,557,157)
Income tax payable	104,890	323,935
Net cash used in operating activities	(2,448,816)	(9,886,686)

Cash flows from investing activities:
Proceed from consideration receivable	1,861,348	—
Payment of earnest deposit, the Shareholder	(7,849,676)
Purchase of property and equipment	(864,961)	(3,608)
Addition in long-term investment	—	(1,539,227)
Net cash used in investing activities	(6,853,289)	(1,542,835)

Cash flows from financing activities:
Advances from (repayment to) the Shareholder	4,298,479	(6,308,565)
Dividend paid to the Shareholder	(17,437,805)	—
Repayment of bank borrowings	—	(73,698)
Net cash used in financing activities	(13,139,326)	(6,382,263)

Effect on exchange rate change on cash, cash equivalents and restricted cash	(310,995)	(268,394)

Net change in cash, cash equivalent and restricted cash	(22,752,426)	(18,080,178)

BEGINNING OF PERIOD	73,081,407	61,768,273

END OF PERIOD	$50,328,981	$43,688,095

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$—	$—
Cash paid for interest	$—	$10,250

Reconciliation to amounts on combined balance sheets:
Cash and cash equivalents	$15,209,645	$9,025,242
Restricted cash	35,119,336	34,662,853

Total cash, cash equivalents and restricted cash	$50,328,981	$43,688,095

SUPPLEMENTAL DISCLOSURE OF NON CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment, through earnest deposit	$7,205,118	$—
Purchase of long-term investment from the Shareholder	—	525,704
Special dividend to the Shareholder offset with amount due from the Shareholder	$29,562,195	$—

See accompanying notes to unaudited condensed combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 1 — BUSINESS OVERVIEW AND BASIS OF PRESENTATION

OnePlatform Holdings Limited, formerly known as Convoy Asset Partners Limited, is incorporated in Hong Kong with limited liability on January 9, 2017. OnePlatform Holdings Limited and its subsidiaries (collectively referred to as “OPH” or “B2B”) is a comprehensive one-stop financial service company in Hong Kong. B2B operates under “OnePlatform” brand and offers a full-service platform to banks, other financial institutions, brokers and individual independent financial advisors to advise and serve their retail clients. B2B’s technology-enabled platform offers a wide range of financial products, covering life insurance, pensions, property-casualty insurance, stock brokerage, mutual funds, lending and real estate.

TAG Asia Capital Holdings Limited, formerly known as Convoy Capital Holdings Limited, is incorporated under the laws of the British Virgin Islands (“BVI”) on October 26, 2015. TAG Asia Capital Holdings Limited and its subsidiaries (collectively referred to as “TAC” or “Fintech”) are principally engaged in financial technology business and financial investments, managing an ensemble of fintech investments and operating a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing since its launch in November 2020.

Both OPH and TAC are 100% owned by TAG Holdings Limited (“TAG”), a member of Legacy Group, representing Convoy Global Holdings Limited and its subsidiaries (the “Shareholder” or “Legacy Group”). OPH and TAC are hereinafter referred to as (the “Company” or “B2B and Fintech Business”).

These accompanying unaudited condensed combined financial statements present the unaudited condensed combined historical financial position, results of operations, changes in shareholder’s equity and cash flows of B2B and Fintech Business in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) for the preparation of carve-out combined financial statements. Both B2B and Fintech Business have been operating as part of the Legacy Group, prior to the separation of B2B and Fintech Business from the Legacy Group. These unaudited condensed combined financial statements have been derived from the Legacy Group’s historical accounting records and are presented on a carved-out basis, as if the separation had taken place at the beginning of the earliest date presented.

All revenues and costs as well as assets and liabilities directly associated with the activities of B2B and Fintech Business are included as a component of the financial statements. The financial statements also include the allocation of certain general, administrative, sales and marketing expenses and operating costs from the Legacy Group’s corporate office and allocation of related assets, liabilities and Shareholder’ investment, as applicable. These general and administrative expenses allocated from the Shareholder were $1,550,143 and $1,853,382 for the six months ended June 30, 2022 and 2021, respectively. The allocations have been determined on a reasonable basis; however, the amounts are not necessarily representative of the amounts that would have been reflected in the financial statements had B2B and Fintech Business operated independently of the Legacy Group.

As part of the Legacy Group, B2B and Fintech business is dependent upon the Legacy Group for all of its working capital and financing requirements as the Legacy Group uses a centralized approach to cash management and financing of its operations. Financial transactions relating to B2B and Fintech business are accounted for through the Shareholder’s investment account of B2B and Fintech business. Accordingly, none of the Legacy Group‘s cash, cash equivalents or debt at the corporate level has been included in B2B and Fintech business in the balance sheets. The impact of foreign currency exchange rates on the cash that B2B and Fintech business has access during the periods presented is reflected in the statements of cash flows.

All significant intercompany accounts and transactions between the operations comprising B2B and Fintech business have been eliminated in the accompanying unaudited condensed combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 1 — BUSINESS OVERVIEW AND BASIS OF PRESENTATION (cont.)

The accompanying unaudited condensed combined financial statements reflect the activities of TIL and TAG and each of the entities as of June 30, 2022:-

Name	Background	Ownership
OnePlatform Holdings Limited (“OPH”) (formerly known as Convoy Assets Partner Limited)	• Hong Kong company • Incorporated on January 9, 2017 • Issued and outstanding 100 ordinary shares for HK$100 ($13) • Investment holding	100% owned by TAG
TAG Asia Capital Holdings Limited (“TAC”) (formerly known as Convoy Capital Holdings Limited)	• British Virgin Islands company • Incorporated on October 26, 2015 • Issued and outstanding 1 ordinary share at US$1 par value • Investment holding	100% owned by TAG
OnePlatform Wealth Management Limited (“OWM”) (formerly known as GET Mdream Wealth Management Limited)	• Hong Kong company • Incorporated on February 5, 2003 • Issued and outstanding 180,764,705 ordinary shares for HK$60,851,790 ($7,801,512) • Provision of insurance brokerage services	99.84% owned by OPH
OnePlatform International Property Limited (“OIP”) (formerly known as Convoy International Property Consulting Limited)	• Hong Kong company • Incorporated on May 21, 2014 • Issued and outstanding 30,001,200 ordinary shares for HK$30,001,200 ($3,846,308) • Provision of overseas real estate brokerage services	100% owned by OPH
OnePlatform Asset Management Limited (“OAM”) (formerly known as Convoy Asset Management Limited)

•   Hong Kong company

•   Incorporated on November 24, 1999

•   Issued and outstanding 264,160,000 ordinary shares for HK$272,000,000 ($34,871,795)

•   Licensed by the Securities and Futures Commission of Hong Kong

•   Provision of investment advisory, funds dealing, introducing broker, and asset management services

100% owned by OPH
Kerberos (Nominee) Limited (“KNL”)	• Hong Kong company • Incorporated on April 20, 2007 • Issued and outstanding 1 ordinary share for HK$1 • Registered under The Hong Kong Trustee Ordinance • Provision of escrow services	100% owned by OAM
Maxthree Limited (“Maxthree”)	• British Virgin Islands company • Incorporated on April 12, 2006 • Issued and outstanding 1 ordinary share at $1 par value • Investment holding	100% owned by OPH

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 1 — BUSINESS OVERVIEW AND BASIS OF PRESENTATION (cont.)

Name	Background	Ownership
OnePlatform Credit Limited (formerly known as Artley Finance (HK) Limited) (“OCL”)

•   Hong Kong company

•   Incorporated on August 6, 1982

•   Issued and outstanding 169,107,379 ordinary shares for HK$169,107,379 ($21,680,433)

•   Registered under the Hong Kong Money Lenders Ordinance

•   Provision of money lending services

100% owned by Maxthree
Hong Kong Credit Corporation Limited (“HKCC”)

•   Hong Kong company

•   Incorporated on March 16, 1982

•   Issued and outstanding 139,007,381 ordinary shares for HK$139,007,381 ($17,821,459)

•   Registered under the Hong Kong Money Lenders Ordinance

•   Provision of money lending services

100% owned by OCL
Trendy Reach Holdings Limited (“TRHL”)	• British Virgin Islands company • Incorporated on October 5, 2015 • Issued and outstanding 1 ordinary share at HK$1 • Investment holding	100% owned by Maxthree
Profit Vision Limited (“PVL”)	• Hong Kong company • Incorporated on October 9, 2015 • Issued and outstanding 1 ordinary shares for HK$1 • Property investment holding	100% owned by TRHL
TAG Technologies Limited (“TAGTL”) (formerly known as Convoy Technologies Limited)	• British Virgin Islands company • Incorporated on October 23, 2015 • Issued and outstanding 1 ordinary share at $1 par value • Investment in financial technology business	100% owned by TAG
Tandem Money Hong Kong Limited (“TMHK”)	• Hong Kong company • Incorporated on November 28, 2020 • Issued and outstanding 10,000 ordinary shares for HK$10,000 ($1,282) • No operations since inception	100% owned by TAGTL
Tandem Fintech Limited (“TFL”) (formerly known as Hit Fintech Solutions Limited)	• Hong Kong company • Incorporated on October 6, 2017 • Issued and outstanding 9,000,000 ordinary shares for HK$9,000,000 ($1,153,846) • Operating an online insurance comparison platform	100% owned by TAG
OnePlatform FinBiz Solutions Limited (“FinBiz”) (formerly known as TAG Creative and Art Limited)	• Hong Kong company • Incorporated on February 26, 2016 • Issued and outstanding 1 ordinary share for HK$1 • No operations since inception	100% owned by OPH
FinLiving Limited	• Hong Kong company • Incorporated on September 14, 2021 • Issued and outstanding 100 ordinary shares for HK$100 ($13) • No operations since inception	100% owned by FinBiz

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These accompanying unaudited condensed combined financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying unaudited condensed combined financial statements and notes.

•        Basis of Presentation

The accompanying unaudited condensed combined financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and applicable rules and regulations of the Securities and Exchange Commission (“SEC”), regarding financial reporting, and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position and operation results. The results of operations for the six months ended June 30, 2022 are not necessarily indicative of results to be expected for any other interim period or for the full year of 2022. Accordingly, these unaudited condensed combined financial statements should be read in conjunction with the Company’s audited combined financial statements and note thereto as of and for the years ended December 31, 2021 and 2020.

•        Use of Estimates and Assumptions

The preparation of unaudited condensed combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the unaudited condensed combined financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s unaudited condensed combined financial statements include the useful lives of property and equipment, impairment of long-lived assets, allowance for doubtful accounts, provision for contingent liabilities, revenue recognition, deferred taxes and uncertain tax position, and allocation of expenses from the Shareholder.

The inputs into the management’s judgments and estimates consider the economic implications of COVID-19 on the Company’s critical and significant accounting estimates. Actual results could differ from these estimates.

•        Foreign Currency Translation And Transaction

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is United States Dollar (“US$”) and the accompanying unaudited condensed combined financial statements have been expressed in US$. In addition, the Company and subsidiaries are operating in Hong Kong maintain their books and record in their local currency, Hong Kong dollars (“HK$”), which is a functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, Translation of Financial Statement, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statements of changes in shareholder’s equity.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Translation of amounts from HK$ into US$ has been made at the following exchange rates for the six months ended June 30, 2022 and 2021:

	June 30, 2022	June 30, 2021
Period-end HK$:US$ exchange rate	0.12744	0.12880
Period average HK$:US$ exchange rate	0.12779	0.12880

•        Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in readily available checking and saving accounts. Cash equivalents consist of highly liquid investments that are readily convertible to cash and that mature within three months or less from the date of purchase. The carrying amounts approximate fair value due to the short maturities of these instruments. The Company maintains most of its bank accounts in Hong Kong.

•        Restricted Cash — Fund Held In Escrow

Fund held in escrow, represent restricted cash and cash equivalents maintained in certain bank accounts that are held for the exclusive interest of the Company’s customers. The Company currently acts as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the Company does not have the right to use for any purposes, other than managing the portfolio.

The Company also restricts the use of the assets underlying the funds held in escrow to meet with regulatory requirements and classifies the assets as current based on their purpose and availability to fulfill its direct obligation under escrow liability. Upon receiving escrow funds, the Company records a corresponding escrow liability.

•        Accounts Receivable, net

Accounts receivable include trade accounts due from customers in insurance brokerage and asset management businesses.

Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms. The normal settlement terms of accounts receivable from insurance companies in the provision of brokerage agency services are within 30 days upon the execution of the insurance policies. Credit terms with the products providers of investment, unit and mutual funds and asset portfolio are mainly 90 days or a credit period mutually agreed between the contracting parties. The Company seeks to maintain strict control over its outstanding receivables to minimize credit risk. Overdue balances are reviewed regularly by senior management. Management reviews its receivables on a regular basis to determine if the bad debt allowance is adequate, and provides allowance when necessary. The allowance is based on management’s best estimates of specific losses on individual customer exposures, as well as the historical trends of collections. Account balances are charged off against the allowance after all means of collection have been exhausted and the likelihood of collection is not probable. The Company’s management continues to evaluate the reasonableness of the valuation allowance policy and update it if necessary.

The Company does not hold any collateral or other credit enhancements overs its accounts receivable balances.

•        Loans Receivable, net

Loans receivables are carried at unpaid principal balances, less the allowance for loan losses and charge-offs. The loans receivables portfolio consists of real estate mortgage loans and personal loans.

Loans are placed on nonaccrual status when they are past due 180 days or more as to contractual obligations or when other circumstances indicate that collection is not probable. When a loan is placed on nonaccrual status, any interest accrued but not received is reversed against interest income. Payments received on a nonaccrual loan are either

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

applied to protective advances, the outstanding principal balance or recorded as interest income, depending on an assessment of the ability to collect the loan. A nonaccrual loan may be restored to accrual status when principal and interest payments have been brought current and the loan has performed in accordance with its contractual terms for a reasonable period (generally six months).

If the Company determines that a loan is impaired, the Company next determines the amount of the impairment. The amount of impairment on collateral dependent loans is charged off within the given fiscal quarter. Generally the amount of the loan and negative escrow in excess of the appraised value less estimated selling costs, for the fair value of collateral valuation method, is charged off. For all other loans, impairment is measured as described below in Allowance for Loan Losses.

•        Allowance for Loan Losses (“ALL”)

The adequacy of the Company’s ALL is determined, in accordance with ASC Topic 450-20 Loss Contingencies includes management’s review of the Company’s loan portfolio, including the identification and review of individual problem situations that may affect a borrower’s ability to repay. In addition, management reviews the overall portfolio quality through an analysis of delinquency and non-performing loan data, estimates of the value of underlying collateral, current charge-offs and other factors that may affect the portfolio, including a review of regulatory examinations, an assessment of current and expected economic conditions and changes in the size and composition of the loan portfolio.

The ALL reflects management’s evaluation of the loans presenting identified loss potential, as well as the risk inherent in various components of the portfolio. There is significant judgment applied in estimating the ALL. These assumptions and estimates are susceptible to significant changes based on the current environment. Further, any change in the size of the loan portfolio or any of its components could necessitate an increase in the ALL even though there may not be a decline in credit quality or an increase in potential problem loans.

•        Long-Term Investments, net

The Company invests in debt securities, equity securities that do not have readily determinable fair values, and equity method investments.

Investments in an entity in which the ownership is greater than 20% but less than 50%, or where other facts and circumstances indicate that the Company has the ability to exercise significant influence over the operating and financing policies of an entity, are accounted for using the equity method in accordance with ASC Topic 323: Investments — Equity Method and Joint Ventures. Equity method investments are recorded initially at cost and adjusted subsequently to recognize the share of the earnings, losses or other changes in capital of the investee entity after the date of acquisition. The Company periodically reviews the investments for other than temporary declines in fair value below cost and more frequently when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.

Investment in debt securities consist of corporate bonds issued by the Company’s Shareholder. Debt securities are classified as held-to-maturity and carried at cost, adjusted for the amortization of premiums and the accretion of discounts using the level-yield method over the remaining period until maturity. Purchase premiums and discounts are recognized in interest income using the interest method over the terms of the securities.

Equity securities with readily determinable fair values are carried at fair value with any unrealized gains or losses reported in earnings. The Company’s long-term equity investments mainly consist of investments in privately-held companies that do not have a readily determinable fair value. They are accounted for, at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.

At each reporting period, the Company makes a qualitative assessment considering impairment indicators to evaluate whether the investment is impaired.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Property and Equipment, net

Property and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful life
Land and building	Shorter of 50 years or the remaining lease term
Office improvement	3 years
Furniture, fixtures and equipment	5 years
Computer equipment	3 years
Motor vehicle	3 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

•        Impairment of Long-Lived Assets

In accordance with the provisions of ASC Topic 360, Impairment or Disposal of Long-Lived Assets, all long-lived assets such as property and equipment owned and held by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets.

•        Revenue Recognition

The Company receives certain portion of its non-interest income from contracts with customers, which are accounted for in accordance with Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASC Topic 606”).

ASC Topic 606 provided the following overview of how revenue is recognized from the Company’s contracts with customers: The Company recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

Step 1:    Identify the contract(s) with a customer.

Step 2:    Identify the performance obligations in the contract.

Step 3:    Determine the transaction price — The transaction price is the amount of consideration in a contract to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer.

Step 4:    Allocate the transaction price to the performance obligations in the contract — Any entity typically allocates the transaction price to each performance obligation on the basis of the relative standalone selling prices of each distinct good or service promised in the contract.

Step 5:    Recognize revenue when (or as) the entity satisfies a performance obligation — An entity recognizes revenue when (or as) it satisfies a performance obligation by transferring a promised good or service to a customer (which is

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

when the customer obtains control of that good or service). The amount of revenue recognized is the amount allocated to the satisfied performance obligation. A performance obligation may be satisfied at a point in time (typically for promises to transfer goods to a customer) or over time (typically for promises to transfer service to a customer).

Certain portion of the Company’s income is derived from contracts with customers, and as such, the revenue recognized depicts the transfer of promised goods or services to its customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company considers the terms of the contract and all relevant facts and circumstances when applying this guidance. The Company’s revenue recognition policies are in compliance with ASC Topic 606, as follows:

One-time commissions

The Company earns one-time commissions from the sale of investment products to customers. The Company enters into one-time commission agreements with customers which specify the key terms and conditions of the arrangement. One-time commissions are separately negotiated for each transaction and generally do not include rights of return, credits or discounts, rebates, price protection or other similar privileges, and typically paid on or shortly after the transaction is completed. Upon the purchase of an investment product, the Company earns a one-time commission from customers, calculated as a fixed percentage of the investment products acquired by its customers. The Company defines the “purchase of an investment product” for its revenue recognition purpose as the time when the customers referred by the Company has entered into a subscription contract with the relevant product provider and, if required, the customer has transferred a deposit to an escrow account designated by the Company to complete the purchase of the investment products. After the contract is established, there are no significant judgments made when determining the one-time commission price. Therefore, one-time commissions are recorded at point in time when the investment product is purchased.

The Company also facilitates the arrangement between insurance providers and individuals or businesses by providing insurance placement services to the insureds, and is compensated in the form of one-time commissions from the respective insurance providers. The Company primarily facilitates the placement of life, general and MPF insurance products. The Company determines that insurance providers are the customers.

The Company primarily earns commission income arising from the facilitation of the placement of an effective insurance policy, which is recognized at a point in time when the performance obligation has been satisfied upon execution of the insurance policy as the Company has no future or ongoing obligation with respect to such policies. The commission fee rate, which is paid by the insurance providers, based on the terms specified in the service contract which are agreed between the Company and insurance providers for each insurance product being facilitated through the Company. The commission earned is equal to a percentage of the premium paid to the insurance provider. Commission from renewed policies is variable consideration and is recognized in subsequent periods when the uncertainty around variable consideration is subsequently resolved (e.g., when customer renews the policy).

In accordance with ASC Topic 606, Revenue Recognition: Principal Agent Considerations, the Company evaluates the terms in the agreements with its channels and independent contractors to determine whether or not the Company acts as the principal or as an agent in the arrangement with each party respectively. The determination of whether to record the revenue in a gross or net basis depends upon whether the Company has control over the services prior to transferring it. Control is demonstrated by the Company which is primarily responsible for fulfilling the provision of placement services through the Company’s licensed insurance brokers to provide agency services. The commissions from insurance providers are recorded on a gross basis and commission paid to independent contractors or channel costs are recorded as commission expense in the statements of operations.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company also offers the sale solicitation of real estate property to the final customers and is compensated in the form of commissions from the corresponding property developers pursuant to the service contracts. Commission income is recognized at a point of time upon the sale contracts of real estate property is signed and executed.

Recurring service fees

The Company provides asset management services to investment funds or investment product providers in exchange for recurring service fees. Recurring service fees are determined based on the types of investment products the Company distributes and are calculated as a fixed percentage of the fair value of the total investment of the investment products, calculated daily. These customer contracts require the Company to provide investment management services, which represents a performance obligation that the Company satisfies over time. After the contract is established, there are no significant judgments made when determining the transaction price. As the Company provides these services throughout the contract term, for the method of calculating recurring service fees, revenue is calculated on a daily basis over the contract term, quarterly billed and recognized. Recurring service agreements do not include rights of return, credits or discounts, rebates, price protection, performance component or other similar privileges and the circumstances under which the fixed percentage fees, before determined, could be not subject to clawback. Payment of recurring service fees are normally on a regular basis (typically monthly or quarterly).

Interest income

Interest income meets the scope exception under ASC Topic 606. The Company offers money lending services from loan origination in form of mortgage and personal loans. In compliance with ASC Topic 825, interest income is recognized monthly in accordance with their contractual terms and recorded as interest income in the unaudited condensed combined statement of operations. The Company does not charge prepayment penalties from its customers. Interest income on mortgage and personal loans is recognized as it accrued using the effective interest method. Accrual of interest income on mortgage loans is suspended at the earlier of the time at which collection of an account becomes doubtful or the account becomes 180 days delinquent.

Disaggregation of Revenue

The Company has disaggregated its revenue from contracts with customers into categories based on the nature of the revenue. The following table presents the revenue streams by segments, with the presentation revenue categories presented on the statements of operation for the periods indicated:

	For the six months ended June 30, 2022
	Asset Management service	Insurance brokerage service	Money lending service	Real estate agency service	Total
Interest income:-
Loans	$—	$—	$99,194	$—	$99,194

Non-interest income:-
One-time commissions	1,094,812	2,553,829	—	115,516	3,764,157
Recurring service fees	2,302,644	—	—	—	2,302,644
	$3,397,456	$2,553,829	$99,194	$115,516	$6,165,995

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

	For the six months ended June 30, 2021
	Asset Management service	Insurance brokerage service	Money lending service	Real estate agency service	Total
Interest income:-
Loans	$—	$—	$635,142	$—	$635,142

Non-interest income:-
One-time commissions	2,266,369	496,558	—	114,025	2,876,952
Recurring service fees	2,690,889	—	—	—	2,690,889
	$4,957,258	$496,558	$635,142	$114,025	$6,202,983

•        Cost Allocation

Cost allocation includes allocation of certain general and administrative and selling and marketing expenses paid by the Shareholder. General and administrative expenses consist primarily of payroll and related expenses of senior management and the Company’s employees, shared management expenses, including accounting, consulting, legal support services, rent, and other expenses to provide operating support to the related businesses. Allocated selling and marketing expense was mainly marketing expenses. These allocations are made using a proportional cost allocation method by considering the proportion of revenues, headcounts as well as estimates of time spent on the provision of services attributable to the Company.

•        Comprehensive Income (Loss)

ASC Topic 220, Comprehensive Income, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying statement of shareholder’s equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•        Income Taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC Topic 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC Topic 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

For the six months ended June 30, 2022 and 2021, the Company did not have any interest and penalties associated with tax positions. As of June 30, 2022 and December 31, 2021, the Company did not have any significant unrecognized uncertain tax positions.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

•        Leases

The Company follows ASC Topic 842, Leases (“ASC Topic 842”), utilizing the modified retrospective transition method with no adjustments to comparative periods presented. On February 25, 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (ASC Topic 842), to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing transactions. ASC Topic 842 requires that lessees recognize right of use assets and lease liabilities calculated based on the present value of lease payments for all lease agreements with terms that are greater than twelve months. It requires for leases longer than one year, a lessee to recognize in the statement of financial condition a right·of·use asset, representing the right to use the underlying asset for the lease term, and a lease liability, representing the liability to make lease payments. ASC Topic 842 distinguishes leases as either a finance lease or an operating lease that affects how the leases are measured and presented in the statement of operations and statement of cash flows. ASC Topic 842 supersedes nearly all existing lease accounting guidance under GAAP issued by the Financial Accounting Standards Board (“FASB”) including ASC Topic 840, Leases.

The accounting update also requires that for finance leases, a lessee recognize interest expense on the lease liability, separately from the amortization of the right-of-use asset in the statements of earnings, while for operating leases, such amounts should be recognized as a combined expense. In addition, this accounting update requires expanded disclosures about the nature and terms of lease agreements.

The Company does not have operating and financing leases as of June 30, 2022 and December 31, 2021. The adoption of ASC Topic 842 did not materially impact the results of operations, cash flows, or presentation thereof.

•        Segment Reporting

ASC Topic 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The Company’s CODM has been identified as the CEO, who reviews combined results when making decisions about allocating resources and assessing performance of the Company. Based on management’s assessment, the Company determined that it has the following operating segments:-

Entities:	Segments	Business Activities
B2B	Insurance Brokerage Business	— Facilitating the placement of insurance products to the Insured, through the licensed insurance brokers or agents, in exchange for the commission from the insurance providers

	Asset Management Business	— Providing the portfolio management services to the customers to earn the commission or recurring asset management service fee

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Entities:	Segments	Business Activities
— Facilitating the placement of investment products for the fund and/or product provider, in exchange for the fund management services
	Money Lending Business	— Providing the lending services whereby the Company makes secured and/or unsecured loans to creditworthy customers
	Real Estate Agency Business	— Solicitation of real estate sales for the developers, in exchange for one-time commissions

Fintech	Fintech Business

—   Managing an ensemble of fintech investments and operating a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing since its launch in November 2020

All of the Company’s revenues were generated in Hong Kong.

•        Related Parties

The Company follows the ASC Topic 850-10, Related Party for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825-10-15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Commitments And Contingencies

The Company follows the ASC Topic 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

•        Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, restricted cash, accounts and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board pays compensation up to a limit of HK$500,000 (approximately $64,103) if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2022, cash balance of $15.2 million and fund held in escrow of $35.1 million were maintained at financial institutions in Hong Kong, of which approximately $49.4 million was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts and loans receivable, the Company determines, on a continuing basis, the probable losses and sets up an allowance for doubtful accounts and loan losses based on the estimated realizable value. Credit of money lending business is controlled by the application of credit approvals, limits and monitoring procedures. To minimize credit risk, the Company requires collateral in form of right to securities. The Company identifies credit risk on a customer by customer basis. The information is monitored regularly by management. Concentration of credit risk arises when a group of customers having similar characteristics such that their ability to meet their obligations is expected to be affected similarly by changes in economic conditions.

•        Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Fair Value Measurement

The Company follows the guidance of the ASC Topic 820-10, Fair Value Measurements and Disclosures (“ASC Topic 820-10”), with respect to financial assets and liabilities that are measured at fair value. ASC Topic 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•        Level 1 :     Inputs are based upon unadjusted quoted prices for identical instruments traded in active markets;

•        Level 2 :     Inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. Black-Scholes Option-Pricing model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs; and

•        Level 3 :     Inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models.

The carrying value of the Company’s financial instruments: cash and cash equivalents, restricted cash, accounts receivable, loans receivable, amount due to a related party, accounts payable, escrow liabilities, income tax payable, other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

Management believes, based on the current market prices or interest rates for similar debt instruments, the fair value of note payable approximate the carrying amount. The Company accounts for loans receivable at cost, subject to impairment testing. The Company obtains a third-party valuation based upon loan level data including note rate, type and term of the underlying loans.

The following table presents information about the Company’s assets that were measured at fair value on a recurring basis as of June 30, 2022 and December 31, 2021 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

Description	June 30, 2022	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:-
Marketable equity securities	$4,220,910	$4,220,910	$—	$—
Non-marketable equity securities	$29,494,432	$—	$—	$29,494,432
Description	December 31, 2021	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:-
Marketable equity securities	$7,795,479	$7,795,479	$—	$—
Non-marketable equity securities	$25,496,534	$—	$—	$25,496,534

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company’s non-marketable equity securities are investments in privately held companies, which are without readily determinable market values and are classified as Level 3, due to the absence of quoted market prices, the inherent lack of liquidity and the fact that inputs used to measure fair value are unobservable and require management’s judgment.

Fair value estimates are made at a specific point in time based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

•        Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-13, Financial Instruments — Credit Losses (Topic 326). The new standard amends guidance on reporting credit losses for assets held at amortized cost basis and available-for-sale debt securities. In February 2020, the FASB issued ASU 2020-02, Financial Instruments-Credit Losses (Topic 326) and Leases (Topic 842) — Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 119 and Update to SEC Section on Effective Date Related to Accounting Standards Update No. 2016-02, Leases (Topic 842), which amends the effective date of the original pronouncement for smaller reporting companies. ASU 2016-13 and its amendments will be effective for the Company for interim and annual periods in fiscal years beginning after December 15, 2022. The Company believes the adoption will modify the way the Company analyzes financial instruments, but it does not anticipate a material impact on results of operations. The Company is in the process of determining the effects the adoption will have on its unaudited condensed combined financial statements.

In October 2020, the FASB issued ASU 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs, which clarifies that, for each reporting period, an entity should reevaluate whether a callable debt security is within the scope of ASC 310-20-35-33. For public business entities, ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. For all other entities, ASU 2020-08 is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. This Update is not expected to have a significant impact on the Company’s unaudited condensed combined financial statements.

In October 2020, the FASB issued ASU 2020-10, Codification Improvements, which makes minor technical corrections and clarifications to the ASC. The amendments in Sections B and C of the ASU are effective for annual periods beginning after December 15, 2020, for public business entities. For all other entities, the amendments are effective for annual periods beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022. This Update is not expected to have a significant impact on the Company’s unaudited condensed combined financial statements.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s condensed combined balance sheets, statements of income and comprehensive income and statements of cash flows.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 3 — LIQUIDITY AND GOING CONCERN

The accompanying unaudited condensed combined financial statements were prepared assuming the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. For the six months ended June 30, 2022, the Company incurred a net loss of $11.3 million and reported a working capital deficit of $10.2 million as of June 30, 2022. Also, the historical operating results indicate the Company has recurring losses from operations which raise the question related to the Company’s ability to continue as a going concern. As of June 30, 2022, the Company has the cash balance of $15.2 million.

The ability to continue as a going concern is dependent on the Company’s ability to successfully implement its plans. The Company believes that it will be able to continue to grow the Company’s revenue base and control expenditures. In parallel, the Company continually monitors its capital structure and operating plans and evaluates various potential funding alternatives that may be needed in order to finance the Company’s business development activities, general and administrative expenses and growth strategy. These alternatives include external borrowings, raising funds through public equity or debt markets. Although there is no assurance that, if needed, the Company will be successful with its fundraising initiatives, the Company believes that the Business Combination transaction significantly increases its ability to access the capital going forward. The combined financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Without realization of additional capital, there is substantial doubt about the Company can continue as a going concern until such time, as the Company is able to secure adequate financial resources and capital that provides the required capital to continue to settle its debts as they fall due and sustain the operation through the next 12 months from the date that these unaudited condensed combined financial statements were made available to issue.

NOTE 4 — RESTRICTED CASH — FUND HELD IN ESCROW

As of June 30, 2022 and December 31, 2021, the Company has $35,119,336 and $34,485,797 fund held in escrow, respectively. Fund held in escrow primarily comprised of escrow funds held in bank accounts on behalf of the Company’s customers. The Company is currently acted as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the Company does not have the right to use for any purposes, other than managing the portfolio. Upon receiving escrow funds, the Company records a corresponding escrow liability.

NOTE 5 — ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of
	June 30, 2022	December 31, 2021
Accounts receivable	$890,302	$1,003,303
Accounts receivable – related parties	310,307	238,892
Less: allowance for doubtful accounts	(93,982)	(94,576)
Accounts receivable, net	$1,106,627	$1,147,619

The accounts receivable due from related parties represented the management service rendered to the portfolio assets of a related companies, which are controlled by the Shareholder, for a compensation of asset management service fee income at the predetermined rate based on the respective portfolio of asset values invested by the final customers. The amount is unsecured, interest-free and repayable on demand.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 5 — ACCOUNTS RECEIVABLE, NET (cont.)

The following table presents the activity in the allowance for doubtful accounts for the six months ended June 30, 2022 and the year ended December 31, 2021.

	2022	2021
Balance at beginning of period	$94,576	$95,121
Foreign translation adjustment	(594)	(545)
Balance at end of period	$93,982	$94,576

For the six months ended June 30, 2022 and 2021, the Company had no provision for the allowance of doubtful accounts. The Company has not experienced any significant bad debt write-offs of accounts receivable in the past.

The Company generally conducts its business with creditworthy third parties. The Company determines, on a continuing basis, the probable losses and an allowance for doubtful accounts, based on several factors including internal risk ratings, customer credit quality, payment history, historical bad debt/write-off experience and forecasted economic and market conditions. Accounts receivable are written off after exhaustive collection efforts occur and the receivable is deemed uncollectible. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant.

At June 30, 2022 and December 31, 2021, no outstanding accounts are 90 days past due.

NOTE 6 — LOANS RECEIVABLES, NET

The Company’s loan portfolio was as follows:-

	As of
	June 30, 2022	December 31, 2021
Mortgage loans (residential)	$1,588,398	$3,908,925
Personal loans from affiliates, unsecured	76,317	76,799
Total loans	1,664,715	3,985,724
Less: Allowance for loan losses	(76,317)	(76,799)
Loans receivables, net	$1,588,398	$3,908,925
Reclassifying as:
Current portion	$513,782	$123,611
Non-current portion	1,074,616	3,785,314
Loans receivables, net	$1,588,398	$3,908,925

The interest rates on loans issued ranged between 6.25% and 10.00% (2021: 6.25% to 10.00%) per annum for the six months ended June 30, 2022. Majority of loans are mortgage loans and secured by collateral in the pledge of the underlying real estate properties owned by the borrowers.

All loans are made to either business or individual customers in Hong Kong for a period of 3 to 25 years.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 6 — LOANS RECEIVABLES, NET (cont.)

The following table presents the activity in the allowance for loan losses as of and for the six months ended June 30, 2022 and the year ended December 31, 2021.

	2022	2021
Balance at Beginning of Period	$76,799	$88,436
Written-off	—	(11,637)
Foreign translation adjustment	(482)	—
Balance at End of Period	$76,317	$76,799

For the six months ended June 30, 2022 and 2021, the Company had no provision for the allowance of loan losses.

Allowance for loan losses is estimated on a bi-annual basis based on an assessment of specific evidence indicating doubtful collection, historical experience, loan balance aging and prevailing economic conditions.

AGE ANALYSIS LOANS BY CLASS

All classes of loans are considered past due if the required principal and interest payments have not been received as of the date such payments were due. Interest and fees continue to accrue on past due loans until the date the loan is placed in nonaccrual status, if applicable. The following table includes an aging analysis of loans as of the dates indicated. Also included in the table below are loans that are 90 days or more past due as to interest and principal and still accruing interest, because they are well-secured and in the process of collection.

Age Analysis of Loans by Class
	Mortgage	Personal loan	June 30, 2022	Mortgage	Personal loan	December 31, 2021
	$	$	$	$	$	$
Within credit term	1,588,398	—	1,588,398	3,908,925	—	3,908,925
Past due:
30 – 59 days	—	—	—	—	—	—
60 – 89 days	—	—	—	—	—	—
90 or more days due and still accruing	—	—	—	—	—	—
Nonaccrual	—	—	—	—	—	—
Total loans	1,588,398	—	1,588,398	3,908,925	—	3,908,925

LOAN MATURITY BY CLASS

The following table presents the maturities of loan balances for the periods presented:

Maturities	Mortgage	Personal loan	June 30, 2022	Mortgage	Personal loan	December 31, 2021
	$	$	$	$	$	$
Within 1 year	513,782	—	513,782	123,611	—	123,611
1 – 5 years	—	—	—	1,160,591	—	1,160,591
5 – 10 years	—	—	—	939,081	—	939,081
More than 10 years	1,074,616	—	1,074,616	1,685,642	—	1,685,642
Total loans	1,588,398	—	1,588,398	3,908,925	—	3,908,925

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 6 — LOANS RECEIVABLES, NET (cont.)

Interest on loans receivable is accrued and credited to income as earned. The Company determines a loan’s past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment. Accrual of interest is generally discontinued when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 180 days (The further extension of loan past due status is subject to management final approval and on case-by-case basis).

CREDIT QUALITY INFORMATION

The Company uses internally-assigned risk grades to estimate the capability of borrowers to repay the contractual obligations of their loan agreements as scheduled or at all. The Company’s internal risk grade system is based on experiences with similarly graded loans and the assessment of borrower credit quality, such as, credit risk scores, collateral and collection history. Individual credit scores are assessed by credit bureau, such as TransUnion. Internal risk grade ratings reflect the credit quality of the borrower, as well as the value of collateral held as security. The Company requires collateral arrangements to all mortgage loans and has policies and procedures for validating the reasonableness of the collateral valuations on a regular basis. Management believes that these policies effectively manage the credit risk from advances.

The Company’s internally assigned risk grades are as follows:

Pass:    Loans are of acceptable risk.

Other Assets Especially Mentioned (OAEM):    Loans have potential weaknesses that deserve management’s close attention.

Substandard:    Loans reflect significant deficiencies due to several adverse trends of a financial, economic or managerial nature.

Doubtful:    Loans have all the weaknesses inherent in a substandard loan with added characteristics that make collection or liquidation in full based on currently existing facts, conditions and values highly questionable or improbable.

Loss:    Loans have been identified for charge-off because they are considered uncollectible and of such little value that their continuance as bankable assets is not warranted.

The following table presents credit quality exposures by internally assigned risk ratings as of the dates indicated:

Credit grades	Mortgage	Personal loan	June 30, 2022	Mortgage	Personal loan	December 31, 2021
	$	$	$	$	$	$
Pass	1,588,398	—	1,588,398	3,908,925	—	3,908,925
Other assets especially mentioned	—	—	—	—	—	—
Substandard	—	—	—	—	—	—
Doubtful	—	—	—	—	—	—
Loss	—	—	—	—	—	—
Total loans	1,588,398	—	1,588,398	3,908,925	—	3,908,925

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 7 — EARNEST DEPOSIT

During the six months ended June 30, 2022, the Company made a refundable earnest deposit of $7.84 million for the purchase of 4,158,963 shares of CurrencyFair Limited from the Shareholder. The purchase price is amounted to approximately $7.02 million at the historical cost. The transaction was completed on April 20, 2022. This transaction is recorded based on the historical cost to the Legacy Group accordingly.

As of December 31, 2021 earnest deposit represented a refundable deposit of $7.20 million for the purchase of an office premises from the Shareholder. The purchase price is amounted to approximately $8.00 million at the current market value. The transaction was completed on January 25, 2022. This transaction is recorded based on the historical cost to the Legacy Group accordingly.

NOTE 8 — LONG-TERM INVESTMENTS, NET

Long-term investments consisted of the following:

	As of
	Ownership interest	June 30, 2022	Ownership interest	December 31, 2021
Marketable equity securities
Oscar Health Inc.	0.47%	4,220,910	0.47%	7,795,479
Non-marketable equity securities:
CurrencyFair Limited	8.37%	11,604,663	3.55%	5,790,115
Goxip Inc.	3.30%	1,264,524	3.30%	1,270,848
Tandem Money Limited	5.11%	16,105,265	5.11%	17,912,302
HCMPS Healthcare Holdings Limited	4.00%	519,980	4.00%	523,269
Total		29,494,432		25,496,534
Net carrying value		$33,715,342		$33,292,013

Equity Method Investments

The Company generally accounts for these investments in equity security under the equity method in compliance of ASC Topic 323. Investments where the Company has significant influence, but not control, over the investee are accounted for under the equity method. These equity method investments are stated at cost, adjusted for the Company’s share of the investee’s earnings or losses, which are reflected in the combined statements of operations. The Company periodically reviews the investments for other than temporary declines in fair value below cost and more frequently when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.

As of June 30, 2022, the Company had no equity method investment as all the equity investments were disposed during the year ended December 31, 2021.

For the six months ended June 30, 2022 and 2021, the Company recorded a loss of $0 and $1,596,566 on equity method investment, respectively.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 8 — LONG-TERM INVESTMENTS, NET (cont.)

Debt Securities

Investment in debt securities consist of corporate bonds issued by the Company’s Shareholder which are classified as held-to-maturity and carried at cost, adjusted for the amortization of premiums and the accretion of discounts using the level-yield method over the remaining period until maturity. In November 2021, the corporate bonds were fully redeemed by the Shareholder. The Company earned the interest income of $0 and $119,452 for the six months ended June 30, 2022 and 2021, respectively.

Investments in Equity Securities

Investments in equity securities, such as, marketable securities, are accounted for at fair value with changes in fair value recognized in net income (loss). Investment C was listed and publicly traded on Nasdaq Stock Exchange in March 2021 and there was a transfer into Level 1 from Level 3 in the fair value hierarchy of Investment C, as a result of a change in market liquidity.

As of June 30, 2022 and December 31, 2021, Investment C was recorded at fair value of $4,220,910 and $7,795,479, which were traded at a closing price of $4.25 and $7.85 per share, respectively. For the six months ended June 30, 2022 and 2021, the Company had an unrealized loss of $3,535,053 and $3,414,222 in the changes in fair value, respectively.

Investments in Non-Marketable Equity Securities

Investments in non-marketable equity securities consist of ordinary or preferred shares in privately owned companies and investments in limited liability companies in which the Company’s interests are deemed minor and long-term, strategic investments in companies that are in various stages of development. These investments do not have readily determinable fair values and, therefore, are reported at cost, minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.

Management assesses each of these investments on an individual basis, subject to a periodic impairment review and considers qualitative and quantitative factors including the investee’s financial condition, the business outlook for its products and technology, its projected results and cash flow, financing transactions subsequent to the acquisition of the investment, the likelihood of obtaining subsequent rounds of financing and cash usage. The Company is not required to determine the fair value of these investments unless impairment indicators existed. When an impairment exists, the investment will be written down to its fair value by recording the corresponding charge as a component of other income (expense), net. Fair value is estimated using the best information available, which may include cash flow projections or other available market data.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 8 — LONG-TERM INVESTMENTS, NET (cont.)

The following table presents the changes in fair value of non-market equity securities which are measured using Level 3 inputs at June 30, 2022 and December 31, 2021:

	As of
	June 30, 2022	December 31, 2021
Balance at beginning of period	$25,496,534	$39,416,469
Additions	6,560,122	3,427,791
Change from Level 3 to Level 1	—	(20,194,196)
Adjustments:
Downward adjustments (including impairment)	—	—
Upward adjustments	—	3,531,464
Foreign exchange adjustment	(2,562,224)	(684,994)
Balance at end of period	$29,494,432	$25,496,534
Cumulative unrealized gains and losses, included in the carrying value of the Company’s non-marketable equity securities
Downward adjustments (including impairment)	$(20,356,051)	$(20,356,051)
Upward adjustments	$4,072,336	$4,072,336

Investment income is recorded as other income in the Company’s unaudited condensed combined statements of operations and consisted of the following:

	For the six months ended June 30,
	2022	2021
Marketable equity securities:
Unrealized loss from the changes in fair value – Investment C	$(3,535,053)	$—

Non-marketable equity securities:
Unrealized losses (including impairment)	—	(3,414,222)
Investment loss, net	$(3,535,053)	$(3,414,222)

NOTE 9 — PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of
	June 30, 2022	December 31, 2021
At cost:
Land and building	$7,845,022	$1,888,450
Furniture, fixtures and equipment	10,800	10,868
Computer equipment	50,861	60,287
Motor vehicles	108,457	109,143
	8,015,140	2,068,748
Less: accumulated depreciation	(597,721)	(415,290)
Property and equipment, net	$7,417,419	$1,653,458

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 9 — PROPERTY AND EQUIPMENT, NET (cont.)

During the six months ended June 30, 2022, the Company purchased an office premises from the Shareholder, through the acquisition of TRHL and PVL, which were previously controlled by the Shareholder. The purchase price was amounted to approximately $6.0 million at the net carrying value. The transaction was completed on January 25, 2022 and recorded at the historical cost accordingly.

The Company accounted for this acquisition as an asset acquisition under ASC Topic 805 and the Company adopted the Regulation S-X and concluded that this acquisition was not significant. Accordingly, the presentation of the assets acquired, historical financial statements under Rule 3-05 and related pro forma information under Article 11 of Regulation S-X, respectively, are not required to be presented.

Depreciation expense for the six months ended June 30, 2022 and 2021 were $192,352 and $22,765, respectively.

NOTE 10 — INCOME TAXES

The provision for income taxes consisted of the following:

	Six months ended June 30,
	2022	2021
Current tax	$105,354	$331,007
Deferred tax	—	—
Income tax expense	$105,354	$331,007

The effective tax rate in the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rate. The Company’s subsidiaries mainly operate in Hong Kong that are subject to taxes in the jurisdictions in which they operate, as follows:

BVI

Under the current BVI law, the Company is not subject to tax on income.

Hong Kong

The Company’s subsidiaries operating in Hong Kong are subject to the Hong Kong Profits Tax at the income tax rates ranging from 8.25% to 16.5% on the assessable income arising in Hong Kong during its tax year.

The reconciliation of income tax rate to the effective income tax rate based on loss before income taxes for the six months ended June 30, 2022 and 2021 are as follows:

	Six months ended June 30,
	2022	2021
Loss before income taxes	$(11,233,355)	$(5,489,096)
Statutory income tax rate	16.5%	16.5%
Income tax expense at statutory rate	(1,853,504)	(905,701)
Income not subject to taxes	(84,866)	(18,965)
Non-deductible items:
– Items not subject to tax deduction	1,481,525	1,330,840
– Impairment loss not subject to tax deduction	583,284	—
Tax holiday	(21,085)	(75,167)
Income tax expense	$105,354	$331,007

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 10 — INCOME TAXES (cont.)

The following table sets forth the significant components of the deferred tax assets of the Company as of June 30, 2022 and December 31, 2021:

	June 30, 2022	December 31, 2021
Deferred tax liabilities:
– Accelerated depreciation	$39,113	$—
	39,113	—

Deferred tax assets, net:
Net operating loss carryforwards	$2,619,784	$2,483,436
Less: valuation allowance	(2,619,784)	(2,483,436)
	—	—
Deferred tax liabilities, net	$39,113	$—

As of June 30, 2022 and December 31, 2021, the operations in Hong Kong incurred $15.9 million and $15.1 million, respectively of cumulative net operating losses which can be carried forward to offset future taxable income. Net operating loss can be carried forward indefinitely but cannot be carried back to prior years. There are no group relief provisions for losses or transfers of assets under Hong Kong tax regime. Each company within a corporate group is taxed as a separate entity. The Company has provided for a full valuation allowance against the deferred tax assets on the expected future tax benefits from the net operating loss carryforwards as the management believes that it is more likely than not that these assets will not be realized in the future. The valuation allowance is reviewed annually.

Uncertain tax positions

The Company evaluates the uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2022 and December 31, 2021, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the six months ended June 30, 2022 and 2021 and also did not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from June 30, 2022.

NOTE 11 — SEGMENT INFORMATION

ASC Topic 280, Segment Reporting, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for detailing the Company’s business segments.

Currently, the Company has five business segments comprised of the following products and services:

•        Insurance brokerage business, covering life insurance, property-casualty insurance brokerage and mandatory provident fund (MPF) products through the Hong Kong Insurance Authority and the Mandatory Provident Fund Schemes Authority (MPFA) licenses;

•        Asset management business, offering wealth management service and distributing a board suite of funds and financial products, through the Hong Kong Securities and Futures Commission (SFC) licenses;

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 11 — SEGMENT INFORMATION (cont.)

•        Money lending business, offering mortgages and personal loans, through the Hong Kong money lender’s license; and

•        Real estate agency business, providing one-stop sales, leasing, agency and advisory services for international real estates; and

•        Fintech business, managing an ensemble of fintech investments and operating a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing since its launch in November 2020

The five operating segments were determined based primarily on how the chief operating decision maker views and evaluates the operations. Operating results are regularly reviewed by the chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance. Other factors, including market separation and customer specific applications, go-to-market channels, products and services are considered in determining the formation of these operating segments.

The following tables present the summary information by segment for the six months ended June 30, 2022 and 2021:

	For the six months ended June 30, 2022
	Asset management	Insurance brokerage	Money lending	Real estate agency	Fintech	Total
Revenue, net
Segment revenue	$3,397,456	$2,553,829	$99,194	$115,516	$2,767	$6,168,762
Less: Inter-segment	—	—	—	—	(2,767)	(2,767)
	3,397,456	2,553,829	99,194	115,516	—	6,165,995
Commission expense	1,148,469	1,975,138	—	57,706	—	3,181,313
Depreciation	265	372	20,017	171,003	695	192,352
Income (loss) from operations	(1,752,975)	(2,768,395)	26,603	(319,501)	(606,435)	(5,420,703)
Capital expenditures	—	—	—	—	—	—
Total assets	$41,374,097	$4,427,863	$4,717,941	$6,149,203	$38,268,753	$94,937,857
	For the six months ended June 30, 2021
	Asset management	Insurance brokerage	Money lending	Real estate agency	Fintech	Total
Revenue, net
Segment revenue	$4,957,258	$496,558	$635,142	$114,025	$—	$6,202,983
Less: Inter-segment	—	—	—	—	—	—
	4,957,258	496,558	635,142	114,025	—	6,202,983
Commission expense	1,767,084	166,328	—	68,028	—	2,001,440
Depreciation	267	115	20,947	—	1,436	22,765
Income (loss) from operations	1,865,047	(2,681,299)	416,340	(79,337)	(1,161,482)	(1,640,731)
Capital expenditures	—	—	—	—	—	—
Total assets	$44,922,803	$888,722	$21,815,365	$145,857	$86,126,091	$153,898,838

All of the Company’s customers and operations are based in Hong Kong.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 12 — RELATED PARTY BALANCES AND TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by the Shareholder. Amounts represent advances or amounts paid in satisfaction of liabilities.

Related party balances consisted of the following:

		As of
		June 30, 2022	December 31, 2021
Balance with related parties:
Accounts receivable	(a)	$310,307	$238,892
Non-marketable equity securities – Investment E	(b)	—	523,269

Balance with the Shareholder:
Earnest deposit	Note 7	—	7,182,131
Receivable from the Shareholder		—	29,562,195
Due to the Shareholder	(c)	$934,514	$—

____________

(a)      Accounts receivable due from related parties represented the management service rendered to two (2) individual close-ended investment private funds registered in the Cayman Islands, which is controlled by the Shareholder.

(b)      The Company purchased 4% equity interest in Investment E from a related party in May 2021, based on its historical cost.

(c)      Due to the Shareholder are those trade and nontrade payables arising from transactions between the Company and the Shareholder, such as advances made by the Shareholder on behalf of the Company, advances made by the Company on behalf of the Shareholder, and allocated shared expenses paid by the Shareholder.

In the ordinary course of business, during the six months ended June 30, 2022 and 2021, the Company involved with transactions, either at cost or current market prices and on the normal commercial terms among related parties. The following table provides the transactions with these parties for the periods as presented (for the portion of such period that they were considered related):

		For the six months ended June 30,
		2022	2021
Transaction with related parties:
Asset management service income	(d)	$481,268	$463,537
Management fee income	(e)	—	42,520
Interest income on debt securities	(f)	—	119,452
Commission expenses	(g)	56,017	213,007

Transaction with the Shareholder:
Interest expense on note payable to the Shareholder	(h)	—	483,519
Office and operating fee charge	(i)	1,004,307	1,319,712
General and administrative expenses allocated	(j)	545,836	533,670
Purchase of investment from the Shareholder	(k)	6,560,122	525,704
Purchase of office building from the Shareholder	(l)	5,896,301	—
Distribution of special dividend to the Shareholder	(m)	$47,000,000	$—

____________

(d)      Under the Management Agreement, the Company shall provide management service to the portfolio assets held by two (2) individual close-ended investment private funds in the Cayman Islands, which is controlled by the Shareholder, for a compensation of asset management service fee income at the predetermined rate based on the respective portfolio of asset values invested by the final customers.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 12 — RELATED PARTY BALANCES AND TRANSACTIONS (cont.)

(e)      The Company received the management fee income, including the reimbursement of rent, rates and building management fee from a related company, which is related and controlled by a common director, Mr. Yap E Hock.

(f)      The Company earned interest income on the corporate bonds issued by a related party, at the annual rate of 6% and it was matured in November 2021.

(g)      Commission fee on insurance brokerage and asset management referral at the predetermined rate based on the service fee.

(h)      Under the Letters of Acknowledgement and Undertaking, the Company agreed to pay an interest expense at the annual rate of 2% per annum, based on the monthly outstanding balance. The balance was fully repaid during the year ended December 31, 2021.

(i)      Pursuant to the Service Agreement, the Company agreed to pay the office and administrative expenses to the Shareholder for the use of office premises, including, among other things, building management fees, government rates and rent, office rent, and lease-related interest and depreciation that were actually incurred by the Shareholder. Also, the Shareholder charged back the reimbursement of legal fee and debt collection fee in the ordinary course of business.

(j)      Certain amounts of general and administrative expenses were allocated by the Shareholder.

(k)      The Company purchased 4,158,963 shares of CurrencyFair Limited from the Shareholder at the historical cost and transaction was completed in April 2022.

(l)      The Company purchased an office building from the Shareholder in January 2022, based on its historical cost.

(m)    On January 18, 2022, the Fintech approved to declare and distribute a special dividend of $47 million to TAG Holdings Limited, the shareholder who represented 1 ordinary share of Fintech. The dividends were paid by offsetting the receivable due from the Shareholder and the remaining balance was paid by cash. The special dividend distribution was made due to the investment income from the sale of Nutmeg in September 2021.

Apart from the transactions and balances detailed elsewhere in these accompanying unaudited condensed combined financial statements, the Company has no other significant or material related party transactions during the periods presented.

NOTE 13 — SHAREHOLDER’S DEFICIT

Dividend distribution

On January 18, 2022, Fintech approved to declare and distribute a special dividend of $47 million to TAG Holdings Limited, the shareholder who represented 1 ordinary share of Fintech. The dividends were paid by offsetting the receivable due from the Shareholder and the remaining balance was paid by cash. The special dividend distribution was made due to the investment income from the sale of Nutmeg in September 2021.

NOTE 14 — CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)     Major customers

For the six months ended June 30, 2022, there was no single customer who accounted for 10% or more of the Company’s revenues.

For the six months ended June 30, 2021, there was no single customer who accounted for 10% or more of the Company’s revenues.

All of the Company’s major customers are located in Hong Kong.

(b)    Credit risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, restricted cash, accounts and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board pays compensation

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 14 — CONCENTRATIONS OF RISK (cont.)

up to a limit of HK$500,000 (approximately $64,103) if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2022, cash balance of $15.2 million and fund held in escrow of $35.1 million were maintained at financial institutions in Hong Kong, of which approximately $49.4 million was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts and loans receivable, the Company determines, on a continuing basis, the probable losses and sets up an allowance for doubtful accounts and loan losses based on the estimated realizable value. Credit of money lending business is controlled by the application of credit approvals, limits and monitoring procedures.

The Company uses internally-assigned risk grades to estimate the capability of borrowers to repay the contractual obligations of their loan agreements as scheduled or at all. The Company’s internal risk grade system is based on experiences with similarly graded loans and the assessment of borrower credit quality, such as, credit risk scores, collateral and collection history. Individual credit scores are assessed by credit bureau, such as TransUnion. Internal risk grade ratings reflect the credit quality of the borrower, as well as the value of collateral held as security. To minimize credit risk, the Company requires collateral arrangements to all mortgage loans and has policies and procedures for validating the reasonableness of the collateral valuations on a regular basis. Management believes that these policies effectively manage the credit risk from advances.

The Company’s third-party customers that represent more than 10% of total combined loans receivable, and their related net loans receivable balance as a percentage of total combined loans receivable, as of June 30, 2022 and December 31, 2021 were as follows:

	As of
	June 30, 2022	December 31, 2021
Customer A	—	59.0%
Customer B	30.9%	15.3%
Customer C	37.5%	13.0%
Customer D	31.6%	12.6%

(c)     Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings and related party loan. The Company manages interest rate risk by varying the issuance and maturity dates variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates.

(d)    Economic and political risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

(e)     Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 14 — CONCENTRATIONS OF RISK (cont.)

(f)     Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.

(g)    Risk from Coronavirus (“COVID-19”)

The ongoing outbreak of the novel coronavirus (COVID-19) has spread rapidly to many parts of the world. In March 2020, the World Health Organization declared the COVID-19 as a pandemic. The pandemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and business facilities in Hong Kong from February to mid-March 2020. All of the Company’s business operations and the workforce are concentrated in Hong Kong, so the Company closed offices and implemented work-from-home policy during that period. Due to the nature of the Company’s business, the impact of the closure on the operational capabilities was not significant. However the Company’s customers were negatively impacted by the pandemic and reduce their budgets on investment portfolio. However, the resurgence of the Omicron variant of COVID-19, which is presently thought to be the most transmissible and contagious variant of COVID-19, has caused a surge in COVID-19 cases in Hong Kong, since March 2022. The impact of the Omicron variant, or other variants that may emerge in the future, cannot be predicted at this time, and could depend on numerous factors, including the availability of vaccines in different parts of the world, vaccination rates, the effectiveness of COVID-19 vaccines against future variants, and the response by governmental bodies to reinstate mandated business closures, orders to “shelter in place” and travel and transportation restrictions. The Company has suffered from significant and continuing disruption to consumer activity.

Additionally, the Company has experienced labor constraints resulting from COVID-19-related quarantine measures or employee turnover due to resistance to vaccine mandates imposed by local governments or the customers. The Company suffered from significant disruption to operational activities and staffing shortages, which could have a material adverse effect on our business, financial condition and results of operation. Potential impact to the Company’s results of operations for 2022 will also depend on economic impact due to the pandemic and if any future resurgence of the virus globally, which are beyond the Company’s control. There is no guarantee that the Company’s revenues will grow or remain at a similar level year over year in 2022.

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Litigation — From time to time, the Company is involved in various legal proceedings and claims in the ordinary course of business. The Company currently is not aware of any legal proceedings or claims that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition, operating results, or cash flows.

As at June 30, 2022, the Company involved with various legal proceedings:-

Action Case: HCA702/2018    On March 27, 2018, the writ of summons was issued against the Company and seven related companies of the former shareholder by the Plaintiff. This action alleged the infringement of certain registered trademarks currently registered under the Plaintiff. On August 23, 2018, the Company filed the Defense and Counterclaim against the Plaintiff for the breach of fiduciary duties by causing those registered trademarks being transferred to the Plaintiff at nominal value. The court hearing (not the trial itself) will be taken place on May 30, 2022 and it is expected that the case will be on trial in early 2023. The Company continues to cooperate in this matter. At this stage in the proceedings, the Company is unable to determine the probability of the outcome of the matter or the range of reasonably possible loss, if any.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 2022 AND 2021
(Currency expressed in United States Dollars (“US$”))

NOTE 15 — COMMITMENTS AND CONTINGENCIES (cont.)

Action Case: HCA765/2019    On April 30, 2019, the writ of summons was issued against the Company’s subsidiary, three related companies and the former directors, shareholders and financial consultant by the Plaintiff. This action alleged the deceit and misrepresentation from an inducement of the fund subscription and claimed for compensatory damage of approximately $2 million (equal to HK$17.1million). The Company acquired this defendant subsidiary in March 2019. The Company considered a legal action to indemnify the loss from the defendant shareholders and directors in connection with the sale of business. This action is still at an early stage of legal proceedings and no court trial is confirmed. The Company continues to cooperate in this matter. At this stage in the proceedings, the Company is unable to determine the probability of the outcome of the matter or the range of reasonably possible loss, if any.

Action Case: HCA2097 and 2098/2020    On December 15, 2020, the writs of summons were issued against the Company and the former consultant by the Plaintiff. This action alleged the misrepresentation and conspiracy causing the loss from the investment in corporate bond and claimed for compensatory damage of approximately $1.67 million (equal to HK$13million). The Company filed the defense to the High Court of Hong Kong in March 2021. The Company commenced mediation discussion with the plaintiff in March 2022 and no consensus was reached. This action was scheduled for a Case Management Summons hearing in August 2022 and no court trial has been confirmed. The Company believed that the settlement amount was highly unlike to exceed 50% of the principal amount and the Company recorded an estimated liability for this matter. Subsequently in June 2022, the Company received the settlement offer of approximately $0.92 million from the Plaintiff and the Company accepted to pay the final settlement. The Company previously made $0.84 million as contingency loss for the year ended December 31, 2021 and will further accrue the remaining balance of $0.08 million in June 2022.

The Company makes a provision for a liability relating to legal matters when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These provisions are reviewed at least each fiscal quarter and adjusted to reflect the impacts of negotiations, estimate settlements, legal rulings, advice of legal counsel and other information and events pertaining to a particular matter. Legal fees are expensed in the period in which they are incurred.

NOTE 16 — SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before unaudited condensed combined financial statements are issued, the Company has evaluated all events or transactions that occurred after June 30, 2022, up to the date that the unaudited condensed combined financial statements were available to be issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors and of
ONEPLATFORM HOLDINGS LIMITED
AND TAG ASIA CAPITAL HOLDINGS LIMITED

Opinion on the Financial Statements

We have audited the accompanying combined balance sheets of OnePlatform Holdings Limited and Subsidiaries, and TAG Asia Capital Holdings Limited and Subsidiaries (collectively referred to as the “Company”) as of December 31, 2021 and 2020, the related combined statements of operations and comprehensive income (loss), changes in shareholder’s equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2021 and the related notes (collectively referred to as the “combined financial statements”). In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the combined financial statements, the Company does not have sufficient working capital at December 31, 2021, which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding this matter are also described in Note 3. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s combined financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the combined financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Friedman LLP

We have served as the Company’s auditor since 2021.

May 16, 2022

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
COMBINED BALANCE SHEETS
(Currency expressed in United States Dollars (“US$”))

	As of December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$38,595,610	$17,481,813
Restricted cash – fund held in escrow	34,485,797	44,260,857
Restricted cash – fund held in escrow, related party	—	25,603
Accounts receivable, net	908,727	1,947,015
Accounts receivable, net, related parties	238,892	935,717
Loans receivables, net	123,611	5,154,035
Short-term investments, related party	—	1,085,757
Earnest deposit, the Shareholder	7,182,131	—
Consideration receivable	1,861,348	—
Deposit, prepayments, and other receivables	383,399	265,732
Total current assets	83,779,515	71,156,529

Non-current assets:
Loans receivable, net	3,785,314	15,483,249
Property and equipment, net	1,653,458	1,704,939
Long-term investments, net	33,292,013	88,596,901
Total non-current assets	38,730,785	105,785,089

TOTAL ASSETS	$122,510,300	$176,941,618

LIABILITIES AND SHAREHOLDER’S EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued liabilities	$3,850,015	$3,446,477
Escrow liabilities	34,485,797	44,260,857
Escrow liabilities, related party	—	25,603
Amount due to the Shareholder	—	8,887,989
Bank borrowings	—	73,779
Income tax payable	23,028,916	101,724
Total current liabilities	61,364,728	56,796,429

Long-term liabilities:
Note payable to the Shareholder	—	125,507,344
Total long-term liabilities	—	125,507,344

TOTAL LIABILITIES	61,364,728	182,303,773

Commitments and contingencies

Shareholder’s equity (deficit):
Share capital	13	13
Additional paid-in capital	38,761,713	38,761,713
Receivable from the Shareholder	(29,562,195)	—
Accumulated other comprehensive (loss) income	(179,461)	214,140
Retained earnings (accumulated deficit)	52,125,502	(44,338,021)
Total shareholder’s equity (deficit)	61,145,572	(5,362,155)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY (DEFICIT)	$122,510,300	$176,941,618

See accompanying notes to combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
COMBINED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2021	2020
Revenues:
Interest income:
Loans	$961,522	$1,756,883
Total interest income	961,522	1,756,883
Non-interest income:
One-time commissions	5,168,233	6,364,875
Recurring service fees	4,391,773	5,013,167
Total non-interest income	9,560,006	11,378,042
Total revenues from others	10,521,528	13,134,925

Non-interest income:
Recurring service fees	947,075	911,993
Total revenues from related parties	947,075	911,993
Total revenues	11,468,603	14,046,918

Operating cost and expenses:
Interest expense	(484,020)	(868,263)
Commission expense	(3,866,251)	(4,671,945)
Selling expense	(140,801)	(1,191,216)
General and administrative expenses	(15,424,654)	(9,185,810)
Total operating cost and expenses	(19,915,726)	(15,917,234)

Loss from operations	(8,447,123)	(1,870,316)

Other income (expense):
Bank interest income	47,737	168,709
Interest income, related party	203,632	87,896
Foreign exchange (loss) gain, net	(915,062)	2,762,041
Loss on equity method investment	(1,596,555)	(4,251,110)
Investment income (loss), net	130,255,232	(13,130,443)
Government subsidies	—	290,301
Sundry income	421,107	485,802

Total other income (expense), net	128,416,091	(13,586,804)

Income (loss) before income taxes	119,968,968	(15,457,120)

Income tax expense	(23,505,445)	(683,525)

NET INCOME (LOSS)	$96,463,523	$(16,140,645)

Other comprehensive (loss) income:
Foreign currency translation adjustment	(393,601)	91,552

COMPREHENSIVE INCOME (LOSS)	$96,069,922	$(16,049,093)

See accompanying notes to combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
COMBINED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY (DEFICIT)
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	OnePlatform Holdings Limited		TAG Asia Capital Holdings Limited		Combined share capital	Additional paid-in capital	Receivable from the Shareholder	Accumulated other comprehensive (loss) income	Accumulated deficit	Total shareholder’s equity (deficit)
	No. of shares	Amount	No. of shares	Amount
Balance as of January 1, 2020	100	$12	1	$1	$13	$37,032,723	$—	$122,588	$(28,197,376)	$8,957,948

Capital injection	—	—	—	—	—	1,728,990	—	—	—	1,728,990
Foreign currency translation adjustment	—	—	—	—	—	—	—	91,552	—	91,552
Net loss for the year	—	—	—	—	—	—	—	—	(16,140,645)	(16,140,645)

Balance as of December 31, 2020	100	12	1	1	$13	38,761,713	—	214,140	(44,338,021)	(5,362,155)

Advances to the Shareholder	—	—	—	—	—	—	(29,562,195)	—	—	(29,562,195)
Foreign currency translation adjustment	—	—	—	—	—	—	—	(393,601)	—	(393,601)
Net income for the year	—	—	—	—	—	—	—	—	96,463,523	96,463,523

Balance as of December 31, 2021	100	$12	1	$1	$13	$38,761,713	$(29,562,195)	$(179,461)	$52,125,502	$61,145,572

See accompanying notes to combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
COMBINED STATEMENTS OF CASH FLOWS
(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$96,463,523	$(16,140,645)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation of property and equipment	45,383	65,006
Accreted interest, related party	(203,632)	(10,534)
Loss on disposal of property and equipment	73	10,316
Allowance for doubtful accounts	—	13,725
Allowance for loan losses	—	11,246
Bad debt on other receivables	—	283,660
Provision for legal contingency loss	836,308	—
Foreign exchange gain (loss), net	184,747	(2,762,041)
Investment (income) loss, net	(130,255,232)	13,130,443
Loss on equity method investment	1,596,555	4,251,110

Change in operating assets and liabilities:
Accounts receivable	1,735,113	373,416
Loans receivable	16,728,359	8,211,448
Deposits, prepayments, and other receivables	(1,979,015)	(44,825)
Accounts payable and accrued liabilities	(432,770)	(824,554)
Escrow liabilities	(9,800,663)	15,716,057
Income tax payable	22,927,192	(320,271)
Net cash (used in) provided by operating activities	(2,154,059)	21,963,557

Cash flows from investing activities:
Payment on earnest deposit, the Shareholder	(7,182,131)	—
Proceeds from the sale of investments	186,820,950	—
Addition in short-term and long-term investments, related party	(523,269)	(1,085,757)
Addition in short-term and long-term investments	(2,904,522)	(5,676,818)
Proceeds from redemption of corporate bonds, related party	1,286,628	—
Purchase of property and equipment	(3,603)	(2,673)
Net cash provided by (used in) investing activities	177,494,053	(6,765,248)

Cash flows from financing activities:
Repayments to the Shareholder	(163,798,115)	(5,835,115)
Repayments of bank borrowings	(73,591)	(64,155)
Net cash used in financing activities	(163,871,706)	(5,899,270)

Effect on exchange rate change on cash, cash equivalents and restricted cash	(155,154)	441,019

Net change in cash, cash equivalent and restricted cash	11,313,134	9,740,058

BEGINNING OF YEAR	61,768,273	52,028,215

END OF YEAR	$73,081,407	$61,768,273

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$—	$126,558
Cash paid for interest	$1,200	$10,005

Reconciliation to amounts on combined balance sheets:
Cash and cash equivalents	$38,595,610	$17,481,813
Restricted cash	34,485,797	44,286,460

Total cash, cash equivalents and restricted cash	$73,081,407	$61,768,273

See accompanying notes to combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 1 — BUSINESS OVERVIEW AND BASIS OF PRESENTATION

OnePlatform Holdings Limited, formerly known as Convoy Asset Partners Limited, is incorporated in Hong Kong with limited liability on January 9, 2017. OnePlatform Holdings Limited and its subsidiaries (collectively referred to as “OPH” or “B2B”) is a comprehensive one-stop financial service company in Hong Kong. B2B operates under “OnePlatform” brand and offers a full-service platform to banks, other financial institutions, brokers and individual independent financial advisors to advise and serve their retail clients. B2B’s technology-enabled platform offers a wide range of financial products, covering life insurance, pensions, property-casualty insurance, stock brokerage, mutual funds, lending and real estate.

TAG Asia Capital Holdings Limited, formerly known as Convoy Capital Holdings Limited, is incorporated under the laws of the British Virgin Islands (“BVI”) on October 26, 2015. TAG Asia Capital Holdings Limited and its subsidiaries (collectively referred to as “TAC” or “Fintech”) are principally engaged in financial technology business and financial investments, managing an ensemble of fintech investments and operating a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing since its launch in November 2020.

Both OPH and TAC are 100% owned by TAG Holdings Limited (“TAG”), a member of Legacy Group, representing Convoy Global Holdings Limited and its subsidiaries (the “Shareholder” or “Legacy Group”). OPH and TAC are hereinafter referred to as (the “Company” or “B2B and Fintech Business”).

These accompanying combined financial statements present the combined historical financial position, results of operations, changes in shareholder’s equity and cash flows of B2B and Fintech Business in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) for the preparation of carve-out combined financial statements. Both B2B and Fintech Business have been operating as part of the Legacy Group, prior to the separation of B2B and Fintech Business from the Legacy Group. These combined financial statements have been derived from the Legacy Group’s historical accounting records and are presented on a carved-out basis, as if the separation had taken place at the beginning of the earliest date presented.

All revenues and costs as well as assets and liabilities directly associated with the activities of B2B and Fintech Business are included as a component of the financial statements. The financial statements also include the allocation of certain general, administrative, sales and marketing expenses and operating costs from the Legacy Group’s corporate office, as applicable. These general and administrative expenses allocated from the Shareholder were $3,330,760 and $1,869,783 for the years ended December 31, 2021 and 2020, respectively. The allocations have been determined on a reasonable basis; however, the amounts are not necessarily representative of the amounts that would have been reflected in the combined financial statements had B2B and Fintech Business operated independently of the Legacy Group.

As part of the Legacy Group, B2B and Fintech Business is dependent upon the Legacy Group for all of its working capital and financing requirements as the Legacy Group uses a centralized approach to cash management and financing of its operations. Accordingly, none of the Legacy Group’s cash, cash equivalents or debt at the corporate level has been included in B2B and Fintech Business in the balance sheets. The impact of foreign currency exchange rates on the cash that B2B and Fintech Business have access during the periods presented is reflected in the combined statements of cash flows.

All significant intercompany accounts and transactions between the operations comprising B2B and Fintech Business have been eliminated in the accompanying combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 1 — BUSINESS OVERVIEW AND BASIS OF PRESENTATION (cont.)

The accompanying combined financial statements reflect the activities of B2B and Fintech Business and each of the entities as of December 31, 2021 and 2020:

Name	Background	Ownership
OnePlatform Holdings Limited (“OPH”) (formerly known as Convoy Assets Partner Limited)	• Hong Kong company • Incorporated on January 9, 2017 • Issued and outstanding 100 ordinary shares for HK$100 ($13) • Investment holding	100% owned by TAG
TAG Asia Capital Holdings Limited (“TAC”) (formerly known as Convoy Capital Holdings Limited)	• British Virgin Islands company • Incorporated on October 26, 2015 • Issued and outstanding 1 ordinary share at US$1 par value • Investment holding	100% owned by TAG
OnePlatform Wealth Management Limited (“OWM”) (formerly known as GET Mdream Wealth Management Limited)	• Hong Kong company • Incorporated on February 5, 2003 • Issued and outstanding 140,764,705 ordinary shares for HK$20,851,790 ($2,689,859) • Provision of insurance brokerage services	99.81% owned by OPH
OnePlatform International Property Limited (“OIP”) (formerly known as Convoy International Property Consulting Limited)	• Hong Kong company • Incorporated on May 21, 2014 • Issued and outstanding 30,001,200 ordinary shares for HK$30,001,200 ($3,870,124) • Provision of overseas real estate brokerage services	100% owned by OPH
OnePlatform Asset Management Limited (“OAM”) (formerly known as Convoy Asset Management Limited)

•   Hong Kong company

•   Incorporated on November 24, 1999

•   Issued and outstanding 264,160,000 ordinary shares for HK$272,000,000 ($35,087,719)

•   Licensed by the Securities and Futures Commission of Hong Kong

•   Provision of investment advisory, funds dealing, introducing broker, and asset management services

100% owned by OPH
Kerberos (Nominee) Limited (“KNL”)	• Hong Kong company • Incorporated on April 20, 2007 • Issued and outstanding 1 ordinary share for HK$1 • Registered under The Hong Kong Trustee Ordinance • Provision of escrow services	100% owned by OAM
Maxthree Limited (“Maxthree”)	• British Virgin Islands company • Incorporated on April 12, 2006 • Issued and outstanding 1 ordinary share at $1 par value • Investment holding	100% owned by OPH

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 1 — BUSINESS OVERVIEW AND BASIS OF PRESENTATION (cont.)

Name	Background	Ownership
OnePlatform Credit Limited (formerly known as Artley Finance (HK) Limited) (“OCL”)

•   Hong Kong company

•   Incorporated on August 6, 1982

•   Issued and outstanding 169,107,379 ordinary shares for HK$169,107,379 ($21,814,677)

•   Registered under the Hong Kong Money Lenders Ordinance

•   Provision of money lending services

100% owned by Maxthree
Hong Kong Credit Corporation Limited (“HKCC”)

•   Hong Kong company

•   Incorporated on March 16, 1982

•   Issued and outstanding 139,007,381 ordinary shares for HK$139,007,381 ($17,931,808)

•   Registered under the Hong Kong Money Lenders Ordinance

•   Provision of money lending services

100% owned by OCL
TAG Technologies Limited (“TAGTL”) (formerly known as Convoy Technologies Limited)	• British Virgin Islands company • Incorporated on October 23, 2015 • Issued and outstanding 1 ordinary share at $1 par value • Investment in financial technology business	100% owned by TAG
Tandem Money Hong Kong Limited (“TMHK”)	• Hong Kong company • Incorporated on November 28, 2020 • Issued and outstanding 10,000 ordinary shares for HK$10,000 • No operations since inception	100% owned by TAGTL
Tandem Fintech Limited (“TFL”) (formerly known as Hit Fintech Solutions Limited)	• Hong Kong company • Incorporated on October 6, 2017 • Issued and outstanding 9,000,000 ordinary shares for HK$9,000,000 • Operating an online insurance comparison platform	100% owned by TAG
OnePlatform FinBiz Solutions Limited (“FinBiz”) (formerly known as TAG Creative and Art Limited)	• Hong Kong company • Incorporated on February 26, 2016 • Issued and outstanding 1 ordinary share for HK$1 • No operations since inception	100% owned by OPH
FinLiving Limited	• Hong Kong company • Incorporated on September 14, 2021 • Issued and outstanding 100 ordinary share for HK$100 • No operations since inception	98% owned by FinBiz

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These accompanying combined financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying combined financial statements and notes.

•        Use of Estimates and Assumptions

The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the combined financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s combined financial statements include the useful lives of property and equipment and intangible assets, impairment of long-lived assets, allowance for doubtful accounts, impairment of long-term investments, deferred taxes and uncertain tax position, and allocation of expenses from the Shareholder.

The inputs into the management’s judgments and estimates consider the economic implications of COVID-19 on the Company’s critical and significant accounting estimates. Actual results could differ from these estimates.

•        Foreign Currency Translation And Transaction

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is United States Dollar (“US$”) and the accompanying combined financial statements have been expressed in US$. In addition, the Company and subsidiaries are operating in Hong Kong maintain their books and record in their local currency, Hong Kong dollars (“HK$”), which is a functional currency as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, Translation of Financial Statement, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statements of changes in shareholder’s equity.

Translation of amounts from HK$ into US$ has been made at the following exchange rates for the years ended December 31, 2021 and 2020:

	December 31, 2021	December 31, 2020
Annual average HK$:US$ exchange rate	0.1287	0.1289
Year-end HK$:US$ exchange rate	0.1283	0.1290

•        Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in readily available checking and saving accounts. Cash equivalents consist of highly liquid investments that are readily convertible to cash and that mature within three months or less from the date of purchase. The carrying amounts approximate fair value due to the short maturities of these instruments. The Company maintains most of its bank accounts in Hong Kong.

•        Restricted Cash — Fund Held In Escrow and Escrow Liabilities

Fund held in escrow, represent restricted cash and cash equivalents maintained in certain bank accounts that are held for the exclusive interest of the Company’s customers. The Company currently acts as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the Company does not have the right to use for any purposes, other than managing the portfolio.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company also restricts the use of the assets underlying the funds held in escrow to meet with regulatory requirements and classifies the assets as current based on their purpose and availability to fulfill its direct obligation under escrow liability. Upon receiving escrow funds, the Company records a corresponding escrow liability.

•        Accounts Receivable, net

Accounts receivable include trade accounts due from customers in insurance brokerage and asset management businesses.

Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms. The normal settlement terms of accounts receivable from insurance companies in the provision of brokerage agency services are within 30 days upon the execution of the insurance policies. Credit terms with the products providers of investment, unit and mutual funds and asset portfolio are mainly 90 days or a credit period mutually agreed between the contracting parties. The Company seeks to maintain strict control over its outstanding receivables to minimize credit risk. Overdue balances are reviewed regularly by senior management. Management reviews its receivables on a regular basis to determine if the bad debt allowance is adequate and provides allowance when necessary. The allowance is based on management’s best estimates of specific losses on individual customer exposures, as well as the historical trends of collections. Account balances are charged off against the allowance after all means of collection have been exhausted and the likelihood of collection is not probable. The Company’s management continues to evaluate the reasonableness of the valuation allowance policy and update it if necessary.

The Company does not hold any collateral or other credit enhancements overs its accounts receivable balances.

•        Loans Receivable, net

Loans receivable are carried at unpaid principal balances, less the allowance for loan losses and charge-offs. The loans receivables portfolio consists of real estate mortgage loans and personal loans.

Loans are placed on nonaccrual status when they are past due 180 days or more as to contractual obligations or when other circumstances indicate that collection is not probable. When a loan is placed on nonaccrual status, any interest accrued but not received is reversed against interest income. Payments received on a nonaccrual loan are either applied to protective advances, the outstanding principal balance or recorded as interest income, depending on an assessment of the ability to collect the loan. A nonaccrual loan may be restored to accrual status when principal and interest payments have been brought current and the loan has performed in accordance with its contractual terms for a reasonable period (generally six months).

If the Company determines that a loan is impaired, the Company next determines the amount of the impairment. The amount of impairment on collateral dependent loans is charged off within the given fiscal quarter. Generally, the amount of the loan and negative escrow in excess of the appraised value less estimated selling costs, for the fair value of collateral valuation method, is charged off. For all other loans, impairment is measured as described below in Allowance for Loan Losses.

•        Allowance for Loan Losses (“ALL”)

The adequacy of the Company’s ALL is determined, in accordance with ASC Topic 450-20 Loss Contingencies includes management’s review of the Company’s loan portfolio, including the identification and review of individual problem situations that may affect a borrower’s ability to repay. In addition, management reviews the overall portfolio quality through an analysis of delinquency and non-performing loan data, estimates of the value of underlying collateral, current charge-offs and other factors that may affect the portfolio, including a review of regulatory examinations, an assessment of current and expected economic conditions and changes in the size and composition of the loan portfolio.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The ALL reflects management’s evaluation of the loans presenting identified loss potential, as well as the risk inherent in various components of the portfolio. There is significant judgment applied in estimating the ALL. These assumptions and estimates are susceptible to significant changes based on the current environment. Further, any change in the size of the loan portfolio or any of its components could necessitate an increase in the ALL even though there may not be a decline in credit quality or an increase in potential problem loans.

•        Short-Term and Long-Term Investments, net

The Company invests in debt securities, marketable securities, equity securities that do not have readily determinable fair values and equity method investments.

Investments in an entity in which the ownership is greater than 20% but less than 50%, or where other facts and circumstances indicate that the Company has the ability to exercise significant influence over the operating and financing policies of an entity, are accounted for using the equity method in accordance with ASC Topic 323: Investments — Equity Method and Joint Ventures. Equity method investments are recorded initially at cost and adjusted subsequently to recognize the share of the earnings, losses or other changes in capital of the investee entity after the date of acquisition. The Company periodically reviews the investments for other than temporary declines in fair value below cost and more frequently when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.

Investment in debt securities consist of corporate bonds issued by the Company’s Shareholder. Debt securities are classified as held-to-maturity and carried at cost, adjusted for the amortization of premiums and the accretion of discounts using the level-yield method over the remaining period until maturity. Purchase premiums and discounts are recognized in interest income using the interest method over the terms of the securities.

Equity securities with readily determinable fair values are carried at fair value with any unrealized gains or losses reported in earnings, such as, marketable securities. The Company’s long-term equity investments mainly consist of investments in privately-held companies that do not have a readily determinable fair value. They are accounted for, at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.

At each reporting period, the Company makes a qualitative assessment considering impairment indicators to evaluate whether the investment is impaired.

•        Property and Equipment, net

Property and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful life
Land and building	Shorter of 50 years or lease term
Office improvement	3 years
Furniture, fixtures and equipment	5 years
Computer equipment	3 years
Motor vehicle	3 years

Expenditure for repairs and maintenance is expensed as incurred. When assets have retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Impairment of Long-Lived Assets

In accordance with the provisions of ASC Topic 360, Impairment or Disposal of Long-Lived Assets, all long-lived assets such as property and equipment owned and held by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets.

•        Revenue Recognition

The Company receives certain portion of its non-interest income from contracts with customers, which are accounted for in accordance with Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASC Topic 606”).

ASC Topic 606-10 provided the following overview of how revenue is recognized from the Company’s contracts with customers: The Company recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

Step 1: Identify the contract(s) with a customer.

Step 2: Identify the performance obligations in the contract.

Step 3: Determine the transaction price — The transaction price is the amount of consideration in a contract to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer.

Step 4: Allocate the transaction price to the performance obligations in the contract — Any entity typically allocates the transaction price to each performance obligation on the basis of the relative standalone selling prices of each distinct good or service promised in the contract.

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation — An entity recognizes revenue when (or as) it satisfies a performance obligation by transferring a promised good or service to a customer (which is when the customer obtains control of that good or service). The amount of revenue recognized is the amount allocated to the satisfied performance obligation. A performance obligation may be satisfied at a point in time (typically for promises to transfer goods to a customer) or over time (typically for promises to transfer service to a customer).

Certain portion of the Company’s income is derived from contracts with customers, and as such, the revenue recognized depicts the transfer of promised goods or services to its customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company considers the terms of the contract and all relevant facts and circumstances when applying this guidance. The Company’s revenue recognition policies are in compliance with ASC Topic 606, as follows:

One-time commissions

The Company earns one-time commissions from the sale of investment products to customers. The Company enters into one-time commission agreements with customers which specify the key terms and conditions of the arrangement. One-time commissions are separately negotiated for each transaction and generally do not include rights of return,

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

credits or discounts, rebates, price protection or other similar privileges, and typically paid on or shortly after the transaction is completed. Upon the purchase of an investment product, the Company earns a one-time commission from customers, calculated as a fixed percentage of the investment products acquired by its customers. The Company defines the “purchase of an investment product” for its revenue recognition purpose as the time when the customers referred by the Company has entered into a subscription contract with the relevant product provider and, if required, the customer has transferred a deposit to an escrow account designated by the Company to complete the purchase of the investment products. After the contract is established, there are no significant judgments made when determining the one-time commission price. Therefore, one-time commissions are recorded at point in time when the investment product is purchased.

The Company also facilitates the arrangement between insurance providers and individuals or businesses by providing insurance placement services to the insureds and is compensated in the form of one-time commissions from the respective insurance providers. The Company primarily facilitates the placement of life, general and MPF insurance products. The Company determines that insurance providers are the customers.

The Company primarily earns commission income arising from the facilitation of the placement of an effective insurance policy, which is recognized at a point in time when the performance obligation has been satisfied upon execution of the insurance policy as the Company has no future or ongoing obligation with respect to such policies. The commission fee rate, which is paid by the insurance providers, based on the terms specified in the service contract which are agreed between the Company and insurance providers for each insurance product being facilitated through the Company. The commission earned is equal to a percentage of the premium paid to the insurance provider. Commission from renewed policies is variable consideration and is recognized in subsequent periods when the uncertainty around variable consideration is subsequently resolved (e.g., when customer renews the policy).

In accordance with ASC Topic 606, Revenue Recognition: Principal Agent Considerations, the Company evaluates the terms in the agreements with its channels and independent contractors to determine whether or not the Company acts as the principal or as an agent in the arrangement with each party respectively. The determination of whether to record the revenue in a gross or net basis depends upon whether the Company has control over the services prior to transferring it. Control is demonstrated by the Company which is primarily responsible for fulfilling the provision of placement services through the Company’s licensed insurance brokers to provide agency services. The commissions from insurance providers are recorded on a gross basis and commission paid to independent contractors or channel costs are recorded as commission expense in the statements of operations.

The Company also offers the sale solicitation of real estate property to the final customers and is compensated in the form of commissions from the corresponding property developers pursuant to the service contracts. Commission income is recognized at a point of time upon the sale contracts of real estate property is signed and executed.

Recurring service fees

The Company provides asset management services to investment funds or investment product providers in exchange for recurring service fees. Recurring service fees are determined based on the types of investment products the Company distributes and are calculated as a fixed percentage of the fair value of the total investment of the investment products, calculated daily. These customer contracts require the Company to provide investment management services, which represents a performance obligation that the Company satisfies over time. After the contract is established, there are no significant judgments made when determining the transaction price. As the Company provides these services

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

throughout the contract term, for the method of calculating recurring service fees, revenue is calculated on a daily basis over the contract term, quarterly billed and recognized. Recurring service fee agreements do not include rights of return, credits or discounts, rebates, price protection, performance component or other similar privileges and the circumstances under which the fixed percentage fees, before determined, could be not subject to clawback. Payment of recurring service fees are normally on a regular basis (typically monthly or quarterly).

Interest income

Interest income meets the scope exception under ASC Topic 606. The Company offers money lending services from loan origination in form of mortgage and personal loans. In compliance with ASC Topic 825, interest income is recognized monthly in accordance with their contractual terms and recorded as interest income in the combined statement of operations. The Company does not charge prepayment penalties from its customers. Interest income on mortgage and personal loans is recognized as it accrued using the effective interest method. Accrual of interest income on mortgage loans is suspended at the earlier of the time at which collection of an account becomes doubtful or the account becomes 180 days delinquent.

Disaggregation of Revenue

The Company has disaggregated its revenue from contracts with customers into categories based on the nature of the revenue. The following table presents the revenue streams by segments, with the presentation revenue categories presented on the statements of operation for the years indicated:

	Year ended December 31, 2021
	Asset Management service	Insurance brokerage service	Money lending service	Real estate agency service	Total
Interest income:-
Loans	$—	$—	$961,522	$—	$961,522

Non-interest income:-
One-time commissions	4,081,590	929,555	—	157,088	5,168,233
Recurring service fees	5,338,848	—	—	—	5,338,848
	$9,420,438	$929,555	$961,522	$157,088	$11,468,603
	Year ended December 31, 2020
	Asset Management service	Insurance brokerage service	Money lending service	Real estate agency service	Total
Interest income:-
Loans	$—	$—	$1,756,883	$—	$1,756,883

Non-interest income:-
One-time commissions	4,105,219	1,431,841	—	827,815	6,364,875
Recurring service fees	5,925,160	—	—	—	5,925,160
	$10,030,379	$1,431,841	$1,756,883	$827,815	$14,046,918

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Commission Expense

Commission expense of $3,866,251 and $4,671,945 are incurred and paid to the agents to compensate their sale performance and recorded in operating cost and expenses for the years ended December 31, 2021 and 2020, respectively.

•        Advertising Costs

The Company expenses advertising costs as incurred. Advertising costs for the years ended December 31, 2021 and 2020 were $140,801 and $1,191,216, respectively.

•        Cost Allocation

Cost allocation includes allocation of certain general and administrative and selling and marketing expenses paid by the Shareholder. General and administrative expenses consist primarily of payroll and related expenses of senior management and the Company’s employees, shared management expenses, including accounting, consulting, legal support services, rent, and other expenses to provide operating support to the related businesses. Allocated selling and marketing expense was mainly marketing expenses. These allocations are made using a proportional cost allocation method by considering the proportion of revenues, headcounts as well as estimates of time spent on the provision of services attributable to the Company.

•        Government Subsidies

A government subsidy is not recognized until there is reasonable assurance that: (a) the enterprise will comply with the conditions attached to the grant; and (b) the grant will be received. When the Company receives government subsidies but the conditions attached to the grants have not been fulfilled, such government subsidies are deferred and recorded under other payables and accrued expenses, and other long-term liability. The classification of short-term or long-term liabilities is depended on the management’s expectation of when the conditions attached to the grant can be fulfilled. For the years ended December 31, 2021, and 2020, the Company received government subsidies of $0 and $290,301, which are recognized as subsidy income in the combined statements of operations.

•        Comprehensive Income (Loss)

ASC Topic 220, Comprehensive Income, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying statement of shareholder’s equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•        Income Taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, Income Taxes (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC Topic 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC Topic 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

For the years ended December 31, 2021 and 2020, the Company did not have any interest and penalties associated with tax positions. As of December 31, 2021 and 2020, the Company did not have any significant unrecognized uncertain tax positions.

The Company is subject to tax in local and foreign jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the relevant tax authorities.

•        Leases

The Company follows ASC Topic 842, Leases (“ASC Topic 842”), utilizing the modified retrospective transition method with no adjustments to comparative periods presented. On February 25, 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842), to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing transactions. ASC Topic 842 requires that lessees recognize right of use assets and lease liabilities calculated based on the present value of lease payments for all lease agreements with terms that are greater than twelve months. It requires for leases longer than one year, a lessee to recognize in the statement of financial condition a right-of-use asset, representing the right to use the underlying asset for the lease term, and a lease liability, representing the liability to make lease payments. ASC Topic 842 distinguishes leases as either a finance lease or an operating lease that affects how the leases are measured and presented in the statement of operations and statement of cash flows. ASC Topic 842 supersedes nearly all existing lease accounting guidance under GAAP issued by the Financial Accounting Standards Board (“FASB”) including ASC Topic 840, Leases.

The accounting update also requires that for finance leases, a lessee recognize interest expense on the lease liability, separately from the amortization of the right-of-use asset in the statements of earnings, while for operating leases, such amounts should be recognized as a combined expense. In addition, this accounting update requires expanded disclosures about the nature and terms of lease agreements.

The Company does not have operating and financing leases as of December 31, 2021 and 2020. The adoption of ASC Topic 842 did not materially impact the results of operations, cash flows, or presentation thereof.

•        Retirement Plan Costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service are provided. The Company is required to make contribution to their employees under a government-mandated multi-employer defined contribution pension scheme for its eligible full-times employees in Hong Kong. The Company is required to contribute a specified percentage of the participants’ relevant income based on their ages and wages level. During the years ended December 31, 2021 and 2020, $292,985 and $193,063 contributions were made accordingly.

•        Segment Reporting

FASB ASC Topic 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for details on the Company’s business segments.

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance. The Company’s CODM has been identified as

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

the CEO, who reviews combined results when making decisions about allocating resources and assessing performance of the Company. Based on management’s assessment, the Company determined that it has the following operating segments:-

Entities:	Segments	Business Activities
B2B	Insurance Brokerage Business	— Facilitating the placement of insurance products to the Insured, through the licensed insurance brokers or agents, in exchange for the commission from the insurance providers
	Asset Management Business	— Providing the portfolio management services to the customers to earn the commission or recurring asset management service fee
— Facilitating the placement of investment products for the fund and/or product provider, in exchange for the fund management services
	Money Lending Business	— Providing the lending services whereby the Company makes secured and/or unsecured loans to creditworthy customers.
	Real Estate Agency Business	— Solicitation of real estate sales for the developers, in exchange for one-time commissions
Fintech	Fintech Business

—   Managing an ensemble of fintech investments and operating a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing since its launch in November 2020.

All of the Company’s revenues were generated in Hong Kong.

•        Related Parties

The Company follows the ASC Topic 850-10, Related Party for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

•        Commitments And Contingencies

The Company follows the ASC Topic 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

•        Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, restricted cash, accounts and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board pays compensation up to a limit of HK$500,000 (approximately $64,126) if the bank with which an individual/a company hold its eligible deposit fails. As of December 31, 2021, cash balance of $38.6 million and fund held in escrow of $34.5 million were maintained at financial institutions in Hong Kong, of which approximately $72.3 million was exposed to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts and loans receivable, the Company determines, on a continuing basis, the probable losses and sets up an allowance for doubtful accounts and loan losses based on the estimated realizable value. Credit of money lending business is controlled by the application of credit approvals, limits and monitoring procedures. To minimize credit risk, the Company requires collateral in form of right to securities. The Company identifies credit risk on a customer by customer basis. The information is monitored regularly by management. Concentration of credit risk arises when a group of customers having similar characteristics such that their ability to meet their obligations is expected to be affected similarly by changes in economic conditions.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

•        Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.

•        Fair Value Measurement

The Company follows the guidance of the ASC Topic 820-10, Fair Value Measurements and Disclosures (“ASC Topic 820-10”), with respect to financial assets and liabilities that are measured at fair value. ASC Topic 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•        Level 1 :    Inputs are based upon unadjusted quoted prices for identical instruments traded in active markets;

•        Level 2 :    Inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. Black-Scholes Option-Pricing model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs; and

•        Level 3 :    Inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models.

The carrying value of the Company’s financial instruments: cash and cash equivalents, restricted cash, accounts receivable, loans receivable, amount due to a related party, accounts payable, escrow liabilities, income tax payable, amount due to a related party, other payables and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

Management believes, based on the current market prices or interest rates for similar debt instruments, the fair value of note payable approximate the carrying amount. The Company accounts for loans receivable at cost, subject to impairment testing. The Company obtains a third-party valuation based upon loan level data including note rate, type and term of the underlying loans.

The following table presents information about the Company’s assets that were measured at fair value on a recurring basis as of December 31, 2021 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

Description	December 31, 2021	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:-
Marketable equity securities	$7,795,479	$7,795,479	$—	$—
Non-marketable equity securities	$25,496,534	$—	$—	$25,496,534

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Description	December 31, 2020	Quoted Prices In Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:-
Non-marketable equity securities	$39,416,469	$—	$—	$39,416,469

The Company’s non-marketable equity securities are investments in privately held companies, which are without readily determinable market values and are classified as Level 3, due to the absence of quoted market prices, the inherent lack of liquidity and the fact that inputs used to measure fair value are unobservable and require management’s judgment.

Fair value estimates are made at a specific point in time based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

•        Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-13, Financial Instruments — Credit Losses (Topic 326). The new standard amends guidance on reporting credit losses for assets held at amortized cost basis and available-for-sale debt securities. In February 2020, the FASB issued ASU 2020-02, Financial Instruments-Credit Losses (Topic 326) and Leases (Topic 842) — Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 119 and Update to SEC Section on Effective Date Related to Accounting Standards Update No. 2016-02, Leases (Topic 842), which amends the effective date of the original pronouncement for smaller reporting companies. ASU 2016-13 and its amendments will be effective for the Company for interim and annual periods in fiscal years beginning after December 15, 2022. The Company believes the adoption will modify the way the Company analyzes financial instruments, but it does not anticipate a material impact on results of operations. The Company is in the process of determining the effects the adoption will have on its combined financial statements.

In October 2020, the FASB issued ASU 2020-08, Codification Improvements to Subtopic 310-20, Receivables — Nonrefundable Fees and Other Costs, which clarifies that, for each reporting period, an entity should reevaluate whether a callable debt security is within the scope of ASC 310-20-35-33. For public business entities, ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. For all other entities, ASU 2020-08 is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. This Update is not expected to have a significant impact on the Company’s combined financial statements.

In October 2020, the FASB issued ASU 2020-10, Codification Improvements, which makes minor technical corrections and clarifications to the ASC. The amendments in Sections B and C of the ASU are effective for annual periods beginning after December 15, 2020, for public business entities. For all other entities, the amendments are effective for annual periods beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022. This Update is not expected to have a significant impact on the Company’s combined financial statements.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt — Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718), and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40), which requires an entity to treat a modification of an equity-classified warrant that does not cause the warrant to become liability-classified as an exchange of the original warrant for a new warrant. This guidance applies whether the modification is structured as an amendment to the terms and conditions of the warrant or as termination of the original warrant and issuance of a new warrant. An entity should measure the effect of a modification as the difference between the fair value of the modified warrant and the fair value of that warrant immediately before modification. The amendments in this Update are effective for all entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. An entity should apply the amendments prospectively to modifications or exchanges occurring on or after the effective date of the amendments. Early adoption is permitted for all entities, including adoption in an interim period. If an entity elects to early adopt the amendments in this Update in an interim period, the guidance should be applied as of the beginning of the fiscal year that includes that interim period. This Update is not expected to have a significant impact on the Company’s combined financial statements.

In August 2021, the FASB issued ASU 2021-06, Presentation of Financial Statements (Topic 205), Financial Services — Depository and Lending (Topic 942), and Financial Services — Investment Companies (Topic 946): Amendments to SEC Paragraphs Pursuant to SEC Final Rule Releases No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses, and No. 33-10835, Update of Statistical Disclosures for Bank and Savings and Loan Registrants (SEC Update), to amend SEC paragraphs in the Accounting Standards Codification to reflect the issuance of SEC Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses, and No. 33-10835, Update of Statistical Disclosures for Bank and Savings and Loan Registrants. This ASU was effective upon issuance and did not have a significant impact on the Company’s combined financial statements.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s combined financial statements.

NOTE 3 — LIQUIDITY AND GOING CONCERN

The accompanying combined financial statements were prepared assuming the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. For the year ended December 31, 2021, the Company reported a net income of $96.46 million due to a significant gain from the sale of its long-term investment and resulted with the retained earnings of $52.13 million as of December 31, 2021. However, the Company incurred a negative cash flow in operating activities during the current year. Also, the historical operating results indicate the Company has recurring losses from operations which raise the question related to the Company’s ability to continue as a going concern. As of December 31, 2021, the Company has the cash balance of $38.60 million. As discussed in Note 17, subsequently in the first quarter of 2022, the Company anticipated the cash outflow on dividend distribution and the purchase of the additional investments, amounting to approximately $26.0 million. After these subsequent payments, the cash balance became $12.60 million for working capital use.

The ability to continue as a going concern is dependent on the Company’s ability to successfully implement its plans. The Company believes that it will be able to continue to grow the Company’s revenue base and control expenditures. In parallel, the Company continually monitors its capital structure and operating plans and evaluates various potential funding alternatives that may be needed in order to finance the Company’s business development activities, general and administrative expenses and growth strategy. These alternatives include external borrowings, raising funds through public equity or debt markets. Although there is no assurance that, if needed, the Company will be successful with

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 3 — LIQUIDITY AND GOING CONCERN (cont.)

its fundraising initiatives, the Company believes that the Business Combination transaction significantly increases its ability to access the capital going forward. The combined financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Without realization of additional capital, there is substantial doubt about the Company can continue as a going concern until such time, as the Company is able to secure adequate financial resources and capital that provides the required capital to continue to settle its debts as they fall due and sustain the operation through the next 12 months from the date that these combined financial statements were made available to issue.

NOTE 4 — RESTRICTED CASH — FUND HELD IN ESCROW

As of December 31, 2021 and 2020, the Company has $34,485,797 and $44,286,460 fund held in escrow, respectively, in which $0 and $25,603 was held on behalf of a related company that is controlled by the Shareholder. Fund held in escrow primarily comprised of escrow funds held in bank accounts on behalf of the Company’s customers. The Company is currently acted as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the Company does not have the right to use for any purposes, other than managing the portfolio. Upon receiving escrow funds, the Company records a corresponding escrow liability.

NOTE 5 — ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of December 31,
	2021	2020
Accounts receivable	$1,003,303	$2,042,136
Accounts receivable – related parties	238,892	935,717
Less: allowance for doubtful accounts	(94,576)	(95,121)
Accounts receivable, net	$1,147,619	$2,882,732

The accounts receivable due from related parties represented the management service rendered to the portfolio assets of related companies, which are controlled by the Shareholder, for a compensation of asset management service fee income at the predetermined rate based on the respective portfolio of asset values invested and held by the final customers. The amount is unsecured, interest-free and repayable on demand.

The following table presents the activities in the allowance for doubtful accounts for the years ended December 31, 2021 and 2020.

	2021	2020
Balance at January 1,	$95,121	$81,027
Provisions	—	13,725
Foreign translation adjustment	(545)	369
Balance at December 31,	$94,576	$95,121

For the years ended December 31, 2021 and 2020, the Company made $0 and $13,725 on the allowance for doubtful accounts and charged to the combined statements of operations, respectively. The Company has not experienced any significant bad debt write-offs of accounts receivable in the past.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 5 — ACCOUNTS RECEIVABLE, NET (cont.)

The Company generally conducts its business with creditworthy third parties. The Company determines, on a continuing basis, the probable losses and an allowance for doubtful accounts, based on several factors including internal risk ratings, customer credit quality, payment history, historical bad debt/write-off experience and forecasted economic and market conditions. Accounts receivable are written off after exhaustive collection efforts occur and the receivable is deemed uncollectible. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant.

At December 31, 2021 and 2020, no outstanding accounts are 90 days past due.

NOTE 6 — LOANS RECEIVABLES, NET

The Company’s loan portfolio was as follows:-

	As of December 31,
	2021	2020
Mortgage loans (residential)	$3,908,925	$20,379,572
Personal loans from affiliates, unsecured	76,799	346,148
Total loans	3,985,724	20,725,720
Less: Allowance for loan losses	(76,799)	(88,436)
Loans receivables, net	$3,908,925	$20,637,284
Reclassifying as:
Current portion	$123,611	5,154,035
Non-current portion	3,785,314	15,483,249
Loans receivables, net	$3,908,925	$20,637,284

The interest rates on loans issued ranged between 6.25% to 10.00% (2020: 4.25% to 18.00%) per annum for the year ended December 31, 2021. Majority of loans are mortgage loans and secured by collateral in the pledge of the underlying real estate properties owned by the borrowers.

All loans are made to individual customers in Hong Kong for a period of 3 to 25 years.

The following table presents the activity in the allowance for loan losses as of and for the years ended December 31, 2021 and 2020.

	2021	2020
Balance at Beginning of Year	$88,436	$76,841
Provisions	—	11,246
Written-off	(11,637)	—
Foreign translation adjustment	—	349
Balance at End of Year	$76,799	$88,436

For the years ended December 31, 2021 and 2020, the Company had $0 and $11,246 allowance for loan losses and charged to the combined statements of operations, respectively.

Allowance for loan losses is estimated on a bi-annual basis based on an assessment of specific evidence indicating doubtful collection, historical experience, loan balance aging and prevailing economic conditions.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 6 — LOANS RECEIVABLES, NET (cont.)

AGE ANALYSIS LOANS BY CLASS

All classes of loans are considered past due if the required principal and interest payments have not been received as of the date such payments were due. Interest and fees continue to accrue on past due loans until the date the loan is placed in nonaccrual status, if applicable. The following table includes an aging analysis of loans as of the dates indicated. Also included in the table below are loans that are 90 days or more past due as to interest and principal and still accruing interest, because they are well-secured and in the process of collection.

	Age Analysis of Loans by Class
	Mortgage	Personal loan	December 31, 2021	Mortgage	Personal loan	December 31, 2020
	$	$	$	$	$	$
Within credit term	3,908,925	—	3,908,925	15,428,460	257,712	15,686,172
Past due:
30 – 59 days	—	—	—	—	—	—
60 – 89 days	—	—	—	—	—	—
90 or more days due and still accruing	—	—	—	—	—	—
Nonaccrual	—	—	—	4,951,112	—	4,951,112
Total loans	3,908,925	—	3,908,925	20,379,572	257,712	20,637,284

LOAN MATURITY BY CLASS

The following table presents the maturities of loan balances for the years presented:

Maturities	Mortgage	Personal loan	December 31, 2021	Mortgage	Personal loan	December 31, 2020
	$	$	$	$	$	$
Within 1 year	123,611	—	123,611	4,951,112	28,177	4,979,289
1 – 5 years	1,160,591	—	1,160,591	10,483,669	229,535	10,713,204
5 – 10 years	939,081	—	939,081	—	—	—
More than 10 years	1,685,642	—	1,685,642	4,944,791	—	4,944,791
Total loans	3,908,925	—	3,908,925	20,379,572	257,712	20,637,284

Interest on loans receivable is accrued and credited to income as earned. The Company determines a loan’s past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment. Accrual of interest is generally discontinued when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 180 days (The further extension of loan past due status is subject to management final approval and on case-by-case basis).

CREDIT QUALITY INFORMATION

The Company uses internally-assigned risk grades to estimate the capability of borrowers to repay the contractual obligations of their loan agreements as scheduled or at all. The Company’s internal risk grade system is based on experiences with similarly graded loans and the assessment of borrower credit quality, such as, credit risk scores, collateral and collection history. Individual credit scores are assessed by credit bureau, such as TransUnion. Internal risk grade ratings reflect the credit quality of the borrower, as well as the value of collateral held as security. The Company requires collateral arrangements to all mortgage loans and has policies and procedures for validating the reasonableness of the collateral valuations on a regular basis. Management believes that these policies effectively manage the credit risk from advances.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 6 — LOANS RECEIVABLES, NET (cont.)

The Company’s internally assigned risk grades are as follows:

Pass:    Loans are of acceptable risk.

Other Assets Especially Mentioned (OAEM):    Loans have potential weaknesses that deserve management’s close attention.

Substandard:    Loans reflect significant deficiencies due to several adverse trends of a financial, economic or managerial nature.

Doubtful:    Loans have all the weaknesses inherent in a substandard loan with added characteristics that make collection or liquidation in full based on currently existing facts, conditions and values highly questionable or improbable.

Loss:    Loans have been identified for charge-off because they are considered uncollectible and of such little value that their continuance as bankable assets is not warranted.

The following table presents credit quality exposures by internally assigned risk ratings as of the dates indicated:

Credit grades	Mortgage	Personal loan	December 31, 2021	Mortgage	Personal loan	December 31, 2020
	$	$	$	$	$	$
Pass	3,908,925	—	3,908,925	15,428,460	257,712	15,686,172
Other assets especially mentioned	—	—	—	—	—	—
Substandard	—	—	—	—	—	—
Doubtful**		—	—	4,951,112	—	4,951,112
Loss	—	—	—	—	—	—
Total loans	3,908,925	—	3,908,925	20,379,572	257,712	20,637,284

____________

**      Doubtful balance as of December 31, 2020 was recovered in full during the year ended December 31, 2021 and no reserve is required at December 31, 2021.

NOTE 7 — EARNEST DEPOSIT

Earnest deposit represented a refundable deposit of $7.2 million for the purchase of an office premises from the Shareholder. The purchase price is amounted to approximately $8.0 million at the current market value. The transaction was completed on January 25, 2022. This transaction is recorded based on the historical cost to the Legacy Group accordingly.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 8 — SHORT-TERM AND LONG-TERM INVESTMENTS, NET

Short-term and long-term investments consisted of the following:

		As of December 31,
	Ownership interest	2021	Ownership interest	2020
Equity method investments, net:
Investee A	—	$—	51%	$200,337
Investee B	—	—	21.26%	48,980,095
		—		49,180,432
Debt securities, short term
Corporate bonds, related party		—		1,085,757
Marketable securities:
Investment C*	0.47%	7,795,479	—	—
Non-marketable equity securities:
Investment A	3.55%	5,790,115	7.54%	5,435,083
Investment B	3.30%	1,270,848	3.61%	1,276,644
Investment C*	—	—	0.58%	20,269,999
Investment D	5.11%	17,912,302	11.26%	12,434,743
Investment E	4.00%	523,269	—	—
Total		25,496,534		39,416,469
Net carrying value		$33,292,013		$89,682,658
Reclassifying as:
Short-term investments, related party		$—		$1,085,757
Long-term investments		33,292,013		88,596,901
Total, net		$33,292,013		89,682,658

____________

*        There was a transfer into Level 1 from Level 3 in the fair value hierarchy for Investment C during the year ended December 31, 2021, as a result of a change in market liquidity. Investment C was listed and publicly traded on Nasdaq Stock Exchange in March 2021.

Equity Method Investments

The Company generally accounts for these investments in equity security under the equity method in compliance of ASC Topic 323. Investments where the Company has significant influence, but not control, over the investee are accounted for under the equity method. These equity method investments are stated at cost, adjusted for the Company’s share of the investee’s earnings or losses, which are reflected in the combined statements of operations. The Company periodically reviews the investments for other than temporary declines in fair value below cost and more frequently when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.

During the year ended December 31, 2021, the Company sold the entire interest (51%) in Investee A to the Shareholder for a consideration of $159,413 at its net carrying value, resulted with a loss on the sale of $32,826.

As of December 31, 2020, the Company held the ownership of 51% in Investee A, but which did not meet the requirement for consolidation, the Company used the equity method of accounting.

During the year ended December 31, 2021, the Company sold Investee B to JP Morgan Chase for a cash consideration of approximately $186.8 million, resulting in a realized gain of approximately $139.2 million. The Company received the cash proceeds of $184.9 million during the year and the remaining balance was subsequently received in January 2022. As of December 31, 2021, the consideration receivable is approximately $1.9 million.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 8 — SHORT-TERM AND LONG-TERM INVESTMENTS, NET (cont.)

During the years ended December 31, 2021 and 2020, the changes in carrying value of the equity method investments are summarized as follows:

	Investee A	Investee B	Total
Balance, January 1, 2020	$206,842	$51,673,367	$51,880,209

Loss from equity-method investment	(7,430)	(4,243,680)	(4,251,110)
Foreign exchange adjustment	925	1,550,408	1,551,333
Balance, December 31, 2020	200,337	48,980,095	49,180,432
Loss from equity-method investment	(7,589)	(1,588,966)	(1,596,555)
Sold out	(192,239)	(47,665,639)	(47,857,878)
Foreign exchange adjustment	(509)	274,510	274,001
Balance, December 31, 2021	$—	$—	$—

As of December 31, 2020, the Company believed that the carrying values of its equity method investment were recoverable in all material respects.

For the years ended December 31, 2021 and 2020, the Company recorded a loss of $1,596,555 and $4,251,110 on equity method investment, respectively.

Debt Securities

Investment in debt securities consist of corporate bonds issued by the Company’s Shareholder which are classified as held-to-maturity and carried at cost, adjusted for the amortization of premiums and the accretion of discounts using the level-yield method over the remaining period until maturity. In November 2021, the corporate bonds were fully redeemed by the Shareholder.

The Company earned the interest income of $203,632 and $87,896 for the years ended December 31, 2021 and 2020, respectively.

Investment in Equity Securities

Investments in equity securities, such as, marketable securities, are accounted for at fair value with changes in fair value recognized in net income (loss). Investment C was previously classified as non-marketable equity securities. During the year ended December 31, 2021, Investment C was listed and publicly traded on Nasdaq Stock Exchange in March 2021 and there was a transfer into Level 1 from Level 3 in the fair value hierarchy of Investment C, as a result of a change in market liquidity.

As of December 31, 2021, Investment C was recorded at fair value of $7,795,479, which were traded at a closing price of $7.85 per share, with the unrealized losses of $12,398,717 in the changes in fair value.

Non-Marketable Equity Securities

Investments in non-marketable equity securities consist of ordinary or preferred shares in privately owned companies and investments in limited liability companies in which the Company’s interests are deemed minor and long-term, strategic investments in companies that are in various stages of development. These investments do not have readily determinable fair values and, therefore, are reported at cost, minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 8 — SHORT-TERM AND LONG-TERM INVESTMENTS, NET (cont.)

Management assesses each of these investments on an individual basis, subject to a periodic impairment review and considers qualitative and quantitative factors including the investee’s financial condition, the business outlook for its products and technology, its projected results and cash flow, financing transactions subsequent to the acquisition of the investment, the likelihood of obtaining subsequent rounds of financing and cash usage. The Company is not required to determine the fair value of these investments unless impairment indicators existed. When an impairment exists, the investment will be written down to its fair value by recording the corresponding charge as a component of other income (expense), net. Fair value is estimated using the best information available, which may include cash flow projections or other available market data.

The following table presents the total carrying value of the Company’s non-marketable equity securities held as of December 31, 2021 and 2020, including unrealized gains and losses:

	2021	2020
Balance at beginning of year	$39,416,469	$38,746,561
Additions	3,427,791	12,205,680
Change from Level 3 to Level 1	(20,194,196)	—
Adjustments:
Downward adjustments (including impairment)	—	(13,406,855)
Upward adjustments	3,531,464	276,412
Foreign exchange adjustment	(684,994)	1,594,671
Balance at end of year	$25,496,534	$39,416,469

Cumulative unrealized gains and losses, included in the carrying value of the Company’s non-marketable equity securities:

Downward adjustments (including impairment)	$(20,356,051)	$(20,356,051)
Upward adjustments	$4,072,336	$540,872

Investment income (loss) is recorded as other income (expense) in the Company’s combined statements of operations and consisted of the following:

	Years ended December 31,
	2021	2020
Marketable equity securities:
Unrealized losses from the changes in fair value – Investment C	$(12,398,717)	$—

Non-marketable equity securities:
Unrealized gains – Investment A and D	$3,531,464	$—
Unrealized gains – Investment C	—	276,412
Unrealized losses (including impairment) – Investment D	—	(13,406,855)
Realized gains – Investee B	139,122,485	—
Investment income (loss), net	$130,255,232	$(13,130,443)

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 9 — PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2021	2020
At cost:
Land and building	$1,888,450	$1,899,324
Furniture, fixtures and equipment	10,868	11,480
Computer equipment	60,287	57,022
Motor vehicle	109,143	109,771
	2,068,748	2,077,597
Less: accumulated depreciation	(415,290)	(372,658)
Property and equipment, net	$1,653,458	$1,704,939

Depreciation expense for the years ended December 31, 2021 and 2020 were $45,383 and $65,006, respectively.

NOTE 10 — BANK BORROWINGS

	As of December 31,
	2021	2020
Bank loans, unsecured and repayable
Within 12 months	$—	73,779
Over 1 year	—	—
	$—	$73,779

As of December 31, 2020, bank loans were obtained from a financial institution in Hong Kong, which bears annual interest at a fixed rate of 3% and becomes repayable in April 2021. The bank loans were repaid in full during the year ended December 31, 2021.

As of December 31, 2020, the banking facilities of the Company were secured by personal guarantee by the former directors of the Company’s subsidiary.

Interest related to the bank loans was $1,200 and $10,005 for the years ended December 31, 2021 and 2020, respectively.

NOTE 11 — RECEVABLE FROM THE SHAREHOLDER

The Company’s receivable from the Shareholder as of December 31, 2021 represents the temporary advances by the Company. These receivables due from the Shareholder are unsecured, interest-free and due on demand. Receivable from the Shareholder is presented as a reduction of the shareholder’s equity pursuant to the Codification of Staff Accounting Bulletins Topic 4, section G. These amounts were settled by offsetting against the subsequent dividend payments distributed in January 2022.

NOTE 12 — INCOME TAXES

The provision for income taxes consisted of the following:

	Years ended December 31,
	2021	2020
Current tax	$23,505,445	$448,619
Deferred tax	—	234,906
Income tax expense	$23,505,445	$683,525

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 12 — INCOME TAXES (cont.)

The effective tax rate in the years presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rate. The Company’s subsidiaries mainly operate in Hong Kong that are subject to taxes in the jurisdictions in which they operate, as follows:

BVI

Under the current BVI law, the Company is not subject to tax on income.

Hong Kong

The Company’s subsidiaries operating in Hong Kong is subject to the Hong Kong Profits Tax at the income tax rates ranging from 8.25% to 16.5% on the assessable income arising in Hong Kong during its tax year.

The reconciliation of income tax rate to the effective income tax rate based on income (loss) before income taxes for the years ended December 31, 2021 and 2020 are as follows:

	Years ended December 31,
	2021	2020
Income (loss) before income taxes	$119,968,968	$(15,457,120)
Statutory income tax rate	16.5%	16.5%
Income tax expense at statutory rate	19,794,880	(2,550,425)
Income not subject to taxes	(41,476)	(90,240)
Non-deductible items:
– Expenses not subject to tax deduction	1,435,277	990,017
– Impairment loss not subject to tax deduction	2,037,253	2,166,523
Tax effect on temporary differences not recognized	(126,870)	(77,501)
(Over) under provision of prior years	(38,939)	49,892
Net operating losses	457,680	217,823
Other	11,442	—
Tax holiday	(23,802)	(22,564)
Income tax expense	$23,505,445	$683,525

The following table sets forth the significant components of the deferred tax assets of the Company as of December 31, 2021 and 2020:

	As of December 31,
	2021	2020
Deferred tax assets, net:
Net operating loss carryforwards	$2,483,436	$2,025,756
Less: valuation allowance	(2,483,436)	(2,205,756)
	$—	$—

As of December 31, 2021 and 2020, the operations incurred $15.1 million and $12.3 million, respectively of cumulative net operating losses which can be carried forward to offset future taxable income. Net operating loss can be carried forward indefinitely but cannot be carried back to prior years. There are no group relief provisions for tax losses under Hong Kong tax regime. Each company within a corporate group is taxed as a separate entity. The Company has provided for a full valuation allowance against the deferred tax assets on the expected future tax benefits from the net operating loss carryforwards as the management believes that it is more likely than not that these assets will not be realized in the future. The valuation allowance is reviewed annually.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 12 — INCOME TAXES (cont.)

Uncertain tax positions

The Company evaluates the uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2021 and 2020, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2021 and 2020 and also did not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2021.

NOTE 13 — SEGMENT INFORMATION

ASC Topic 280, Segment Reporting, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements for detailing the Company’s business segments.

Currently, the Company has five business segments comprised of the following products and services:

•        Insurance brokerage business, covering life insurance, property-casualty insurance brokerage and mandatory provident fund (MPF) products through the Hong Kong Insurance Authority and the Mandatory Provident Fund Schemes Authority (MPFA) licenses;

•        Asset management business, offering wealth management service and distributing a board suite of funds and financial products, through the Hong Kong Securities and Futures Commission (SFC) licenses;

•        Money lending business, offering mortgages and personal loans, through the Hong Kong money lender’s license; and

•        Real estate agency business, providing one-stop sales, leasing, agency and advisory services for international real estates; and

•        Fintech business, managing an ensemble of fintech investments and operating a health and wealth management platform with a broad spectrum of services and value-added information in health, insurance, investments and social sharing since its launch in November 2020.

The five operating segments were determined based primarily on how the chief operating decision maker views and evaluates the operations. Operating results are regularly reviewed by the chief operating decision maker to make decisions about resources to be allocated to the segment and to assess its performance. Other factors, including market separation and customer specific applications, go-to-market channels, products and services are considered in determining the formation of these operating segments.

The following tables present the summary information by segment for the years ended December 31, 2021 and 2020:

	For the year ended December 31, 2021
	Asset management	Insurance brokerage	Money lending	Real estate agency	Fintech	Total
Revenue, net	$9,420,438	$929,555	$961,522	$157,088	$—	$11,468,603
Commission expense	3,479,559	332,381	—	54,311	—	3,866,251
Depreciation	533	521	41,637	—	2,692	45,383
Income (loss) from operations	2,444,252	(6,061,091)	683,771	(350,277)	(5,163,778)	(8,447,123)
Investment income, net	—	—	—	—	130,255,232	130,255,232
Capital expenditures	—	—	—	—	—	—
Total assets	$41,268,854	$1,320,791	$13,038,342	$204,261	$66,678,052	$122,510,300

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 13 — SEGMENT INFORMATION (cont.)

	For the year ended December 31, 2020
	Asset management	Insurance brokerage	Money lending	Real estate agency	Fintech	Total
Revenue, net	$10,030,379	$1,431,841	$1,756,883	$827,815	$—	$14,046,918
Commission expense	3,813,516	423,733	—	434,696	—	4,671,945
Depreciation	134	17,914	45,761	—	1,197	65,006
Income (loss) from operations	1,423,185	(488,958)	1,007,585	415,041	(4,227,169)	(1,870,316)
Investment loss, net	—	—	—	—	(13,130,443)	(13,130,443)
Capital expenditures	—	—	—	—	—	—
Total assets	$58,072,586	$640,554	$26,672,809	$2,926,821	$88,628,848	$176,941,618

All of the Company’s customers and operations are based in Hong Kong.

NOTE 14 — RELATED PARTY BALANCES AND TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the Company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by the Shareholder. Amounts represent advances or amounts paid in satisfaction of liabilities.

Related party balances consisted of the following:

		As of December 31,
		2021	2020
Balances with related parties:
Restricted cash – fund held in escrow	(a)	$—	$25,603
Escrow liabilities		—	25,603
Accounts receivable	(b)	238,892	935,717
Corporate bonds	(h)	—	1,085,757
Non-marketable equity security – Investment E	(j)	523,269	—

Balances with the Shareholder:
Earnest deposit	Note 7	7,182,131	—
Receivable from the Shareholder	Note 11	29,562,195	—
Amount due to the Shareholder	(c)	—	8,888,000
Note payable, interest-bearing	(k)	—	47,807,702
Note payable, non interest-bearing	(k)	—	77,699,642
		$—	$125,507,344

____________

(a)      Restricted cash — fund held in escrow comprised of fund held on behalf of a related company which is controlled by the Shareholder. The Company recorded the same amount as corresponding escrow liabilities.

(b)      Accounts receivable due from related parties represented the management service rendered to two (2) individual close-ended investment private funds registered in the Cayman Islands, which is controlled by the Shareholder.

(c)      Due to the Shareholder are those trade and nontrade payables arising from transactions between the Company and the Shareholder, such as advances made by the Shareholder on behalf of the Company, advances made by the Company on behalf of the Shareholder, and allocated shared expenses paid by the Shareholder.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 14 — RELATED PARTY BALANCES AND TRANSACTIONS (cont.)

In the ordinary course of business, during the years ended December 31, 2021 and 2020, the Company involved with certain transactions, either at cost or current market prices and on the normal commercial terms among related parties. The following table provides the transactions with these parties for the years as presented (for the portion of such period that they were considered related):

		Years ended December 31,
		2021	2020
Transactions with related parties:
Asset management service income	(d)	$947,075	$911,993
Management fee income	(e)	100,483	133,718
Interest income on debt securities	(f)	203,632	87,896
Commission expenses	(g)	181,359	94,643
Redemption of corporate bonds	(h)	1,286,628	—
Purchase of corporate bonds	(h)	—	1,085,757
Sale of investment – Investee A	(i)	159,413	—
Purchase of non-marketable equity security – Investment E	(j)	523,269

Transactions with the Shareholder:
Interest expense on note payable to the Shareholder	(k)	482,820	858,258
Office and operating fee charge	(l)	2,463,553	970,335
General and administrative expenses allocated	(m)	$867,207	$899,448

(d)      Under the Management Agreement, the Company shall provide management service to the portfolio assets held by two (2) individual close-ended investment private funds registered in the Cayman Islands, which is controlled by the Shareholder, for a compensation of asset management service fee income at the predetermined rate based on the respective portfolio of asset values invested and held by the final customers.

(e)      The Company received the management fee income, including the reimbursement of rent, rates and building management fee from a related company, which is related and controlled by a common director, Mr. Yap E Hock.

(f)      The Company earned interest income on the corporate bonds issued by a related party, at the annual rate of 6% and it will become matured in November 2021.

(g)      Commission fee on insurance brokerage and asset management referral at the predetermined rate based on the service fee.

(h)      The Company purchased the corporate bonds issued by a related party at its fair value in September 2020. The corporate bonds were fully redeemed by a related party in November 2021.

(i)      The Company sold its 51% equity interest in Investee A to a related party at its net carrying value.

(j)      The Company purchased 4% equity interest in Investment E from a related party in May 2021, based on its historical cost.

(k)      Under the Letters of Acknowledgement and Undertaking, the Company agreed to pay an interest expense at the annual rate of 2% per annum, based on the monthly outstanding balance. The balance was fully repaid during the year ended December 31, 2021.

(l)      Pursuant to the Service Agreement, the Company agreed to pay the office and administrative expenses to the Shareholder for the use of office premises, including, among other things, building management fees, government rates and rent, office rent, and lease-related interest and depreciation that were actually incurred by the Shareholder. Also, the Shareholder charged back the reimbursement of legal fee and debt collection fee in the ordinary course of business.

(m)    Certain amounts of general and administrative expenses were allocated by the Shareholder.

Apart from the transactions and balances detailed elsewhere in these accompanying combined financial statements, the Company has no other significant or material related party transactions during the years presented.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 15 — CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)         Major customers

For the year ended December 31, 2021, there was no single customer who accounted for 10% or more of the Company’s revenues.

For the year ended December 31, 2020, there was no single customer who accounted for 10% or more of the Company’s revenues.

All of the Company’s major customers are located in Hong Kong.

(b)         Credit risk

Financial instruments that potentially subject the Company to credit risk consist of cash equivalents, restricted cash, accounts and loans receivable. Cash equivalents are maintained with high credit quality institutions, the composition and maturities of which are regularly monitored by management. The Hong Kong Deposit Protection Board pays compensation up to a limit of HK$500,000 (approximately $64,126) if the bank with which an individual/a company hold its eligible deposit fails. As of December 31, 2021, cash balance of $38.6 million and fund held in escrow of $34.5 million were maintained at financial institutions in Hong Kong, of which approximately $72.3 million was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

For accounts and loans receivable, the Company determines, on a continuing basis, the probable losses and sets up an allowance for doubtful accounts and loan losses based on the estimated realizable value. Credit of money lending business is controlled by the application of credit approvals, limits and monitoring procedures.

The Company uses internally-assigned risk grades to estimate the capability of borrowers to repay the contractual obligations of their loan agreements as scheduled or at all. The Company’s internal risk grade system is based on experiences with similarly graded loans and the assessment of borrower credit quality, such as, credit risk scores, collateral and collection history. Individual credit scores are assessed by credit bureau, such as TransUnion. Internal risk grade ratings reflect the credit quality of the borrower, as well as the value of collateral held as security. To minimize credit risk, the Company requires collateral arrangements to all mortgage loans and has policies and procedures for validating the reasonableness of the collateral valuations on a regular basis. Management believes that these policies effectively manage the credit risk from advances.

The Company’s third-party customers that represent more than 10% of total combined loans receivable, and their related net loans receivable balance as a percentage of total combined loans receivable, as of December 31, 2021 and 2020 were as follows:

	For the years ended December 31,
	2021	2020
Customer A	59.0%	11.7%
Customer B	15.3%	3.0%
Customer C	13.0%	—
Customer D	12.6%	2.4%
Customer E	—	23.7%

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 15 — CONCENTRATIONS OF RISK (cont.)

(c)         Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings and related party loans. The Company manages interest rate risk by varying the issuance and maturity dates variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates. As of December 31, 2021 and 2020, the borrowings were at fixed interest rates.

(d)         Economic and political risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

(e)         Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(f)          Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.

(g)         Risk from Coronavirus (“COVID-19”)

The ongoing outbreak of the novel coronavirus (COVID-19) has spread rapidly to many parts of the world. In March 2021, the World Health Organization declared the COVID-19 as a pandemic. The pandemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and business facilities in Hong Kong from February to mid-March 2021. All of the Company’s business operations and the workforce are concentrated in Hong Kong, so the Company closed offices and implemented work-from-home policy during that period. Due to the nature of the Company’s business, the impact of the closure on the operational capabilities was not significant. However, the Company’s customers were negatively impacted by the pandemic and reduce their budgets on investment portfolio. However, the resurgence of the Omicron variant of COVID-19, which is presently thought to be the most transmissible and contagious variant of COVID-19, has caused a surge in COVID-19 cases in Hong Kong, since March 2022. The impact of the Omicron variant, or other variants that may emerge in the future, cannot be predicted at this time, and could depend on numerous factors, including the availability of vaccines in different parts of the world, vaccination rates, the effectiveness of COVID-19 vaccines against future variants, and the response by governmental bodies to reinstate mandated business closures, orders to “shelter in place” and travel and transportation restrictions. The Company has suffered from significant and continuing disruption to consumer activity.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 15 — CONCENTRATIONS OF RISK (cont.)

Additionally, the Company has experienced labor constraints resulting from COVID-19-related quarantine measures or employee turnover due to resistance to vaccine mandates imposed by local governments or the customers. The Company suffered from significant disruption to operational activities and staffing shortages, which could have a material adverse effect on our business, financial condition and results of operation. Potential impact to the Company’s results of operations for 2022 will also depend on economic impact due to the pandemic and if any future resurgence of the virus globally, which are beyond the Company’s control. There is no guarantee that the Company’s revenues will grow or remain at a similar level year over year in 2022.

NOTE 16 — COMMITMENTS AND CONTINGENCIES

Litigation — From time to time, the Company is involved in various legal proceedings and claims in the ordinary course of business. The Company currently is not aware of any legal proceedings or claims that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition, operating results, or cash flows.

As of December 31, 2021, the Company has involved with various legal proceedings:

Action Case: HCA702/2018    On March 27, 2018, the writ of summons was issued against the Company and seven related companies of the former shareholder by the Plaintiff. This action alleged the infringement of certain registered trademarks currently registered under the Plaintiff. On August 23, 2018, the Company filed the Defense and Counterclaim against the Plaintiff for the breach of fiduciary duties by causing those registered trademarks being transferred to the Plaintiff at nominal value. The court hearing (not the trial itself) will be taken place on May 30, 2022 and it is expected that the case will be on trial in early 2023. The Company continues to cooperate in this matter. At this stage in the proceedings, the Company is unable to determine the probability of the outcome of the matter or the range of reasonably possible loss, if any.

Action Case: HCA765/2019    On April 30, 2019, the writ of summons was issued against the Company’s subsidiary, three related companies and the former directors, shareholders and financial consultant by the Plaintiff. This action alleged the deceit and misrepresentation from an inducement of the fund subscription and claimed for compensatory damage of approximately $2 million (equal to HK$17.1million). The Company acquired this defendant’s subsidiary in March 2019. The Company considered a legal action to indemnify the loss from the defendant shareholders and directors in connection with the sale of business. This action is still at an early stage of legal proceedings and no court trial is confirmed. The Company continues to cooperate in this matter. At this stage in the proceedings, the Company is unable to determine the probability of the outcome of the matter or the range of reasonably possible loss, if any.

Action Case: HCA2097 and 2098/2020    On December 15, 2020, the writs of summons were issued against the Company and the former consultant by the Plaintiff. This action alleged the misrepresentation and conspiracy causing the loss from the investment in corporate bond and claimed for compensatory damage of approximately $1.67 million (equal to HK$13million). The Company filed the defense to the High Court of Hong Kong in March 2021. The Company commenced mediation discussion with the plaintiff in March 2022 and no consensus was reached. This action was scheduled for a Case Management Summons hearing in August 2022 and no court trial has been confirmed. The Company believed that the settlement amount was highly unlike to exceed 50% of the principal amount and the Company recorded an estimated liability for this matter.

The Company makes a provision for a liability relating to legal matters when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These provisions are reviewed at least each fiscal quarter and adjusted to reflect the impacts of negotiations, estimate settlements, legal rulings, advice of legal counsel and other information and events pertaining to a particular matter. Legal fees are expensed in the period in which they are incurred.

ONEPLATFORM HOLDINGS LIMITED AND
TAG ASIA CAPITAL HOLDINGS LIMITED
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020
(Currency expressed in United States Dollars (“US$”))

NOTE 17 — SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before combined financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2021, up to the date that the audited combined financial statements were available to be issued.

On January 18, 2022, Fintech approved to declare and distribute a special dividend of $47.0 million to TAG Holdings Limited, the shareholder who represented 1 ordinary share of Fintech. The dividends were paid by offsetting the receivable due from the Shareholder of US$29.6 million and the remaining balance of US$17.4 million was paid by cash in January 2022. The special dividend distribution was made due to the investment income from the sale of Nutmeg in September 2021.

On January 25, 2022, the Company completed the purchase of office building at the consideration of $8.0 million with its Shareholder. The purchase price was offset by the deduction of a previously paid earnest deposit of US$7.2 million in December 2021 and the remaining balance of US$0.8 million was settled by cash in January 2022. This transaction will be recorded based on the historical cost to the Legacy Group.

On March 18, 2022, the Company entered into a sale and purchase agreement with the Shareholder to acquire 4,158,963 shares of CurrencyFair for a cash consideration of $7.8 million. The purchase transaction was closed in April 2022 and the Company ultimately owned 7.94% equity interest of CurrencyFair.

ANNEX A

BUSINESS COMBINATION AGREEMENT

Execution

BUSINESS COMBINATION AGREEMENT

dated

November 3, 2021

by and among

AGBA Acquisition Limited,

TAG International Limited,

TAG Asset Partners Limited,

OnePlatform International Limited,

OnePlatform Holdings Limited,

TAG Asia Capital Holdings Limited,

and

TAG Holdings Limited

Annex A-i

Annex A-ii

Annex A-iii

BUSINESS COMBINATION AGREEMENT

This BUSINESS COMBINATION AGREEMENT (the “Agreement”), dated as of November 3, 2021 (the “Signing Date”), by and among AGBA Acquisition Limited, a British Virgin Islands business company (the “Acquiror”), TAG International Limited, a British Virgin Islands business company (“B2B”), TAG Asset Partners Limited, a British Virgin Islands business company and a wholly owned subsidiary of B2B (“B2BSub” and together with B2B, the “B2B Subs”), OnePlatform International Limited, a Hong Kong company (“HKSub”), OnePlatform Holdings Limited, a Hong Kong company (“OPH”), TAG Asia Capital Holdings Limited, a British Virgin Islands business company (“Fintech”), and TAG Holdings Limited, a British Virgin Islands business company (“TAG”). The Acquiror, B2B, B2BSub, OPH, Fintech, and TAG are sometimes referred to herein individually as a “party” and, collectively, as the “parties”.

W I T N E S E T H:

A.     HKSub is a wholly owned subsidiary of B2BSub, and B2BSub is a wholly owned subsidiary of B2B;

B.      OPH, through its wholly owned subsidiaries, is engaged in business-to-business or B2B services (the “B2B Services Business”);

C.     Prior to the Closing, HKSub will merge with and into OPH (the “OPH Merger”), with OPH as the surviving entity, and as a result of which OPH will, prior to the Closing, become a wholly owned subsidiary of B2B;

D.     Fintech, through its wholly owned Subsidiaries, is engaged in the financial technology or fintech business (collectively, with the B2B Services Business, the “Platform Business”);

E.      The Acquiror is a blank check company formed for the sole purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities;

F.      AGBA Merger Sub I Limited (or such other name to be agreed), which is to be a British Virgin Islands business company (“Merger Sub I”) and AGBA Merger Sub II Limited (or such other name to be agreed), which is to be a British Virgin Islands business company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), and each of which is to be a wholly owned subsidiary of the Acquiror, will both be formed promptly after this Agreement is signed;

G.     The parties hereto desire that Merger Sub I shall merge with and into B2B, and that Merger Sub II shall merge with and into Fintech (together, the “Acquisition Merger”), upon the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the BVI Business Companies Act (as defined below);

H.     Upon the consummation of the transactions contemplated by this Agreement, as of the Closing the Acquiror shall become the 100% owner of the Platform Business;

I.       On the terms and subject to the conditions set forth herein, and in consideration of the Acquisition Merger, Acquiror shall issue the Aggregate Stock Consideration as directed by TAG, in its capacity as sole shareholder of B2B and Fintech, subject to compliance with applicable Law;

J.       Following the signing of this Agreement, the parties hereto intend to further document certain aspects of the transactions contemplated by this Agreement in ancillary agreements to be mutually agreed;

K.     The parties intend that the Acquisition Merger will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder (as defined herein); and

L.      Certain capitalized terms used herein are defined in Article I hereof.

Annex A-1

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and subject to the terms and conditions set forth in this Agreement, the parties, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

The following terms, as used herein, have the following meanings:

1.1 “Acquiror Charter” means the amended and restated memorandum and articles of association of the Acquiror, as in effect on the date hereof.

1.2 “Acquiror Extraordinary General Meeting” has the meaning set forth in Section 6.4(h).

1.3 “Acquiror Material Adverse Effect” means a material adverse change or a material adverse effect that would prevent or materially delay the ability of the Acquiror, Merger Sub I, or Merger Sub II to perform its obligations under this Agreement, provided, however, that “Acquiror Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Acquiror operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates, except for changes that disproportionately affect the Acquiror; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of any Group Party; (vi) any matter of which the Acquiror is aware on the date hereof; (vii) any changes in applicable Laws or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof, except for changes that disproportionately affect the Acquiror; (viii) the announcement, pendency or completion of the transactions contemplated by this Agreement; or (ix) any natural or man-made disaster or acts of God.

1.4 “Acquiror Ordinary Shares” means the ordinary shares of the Acquiror with par value US$0.001 per share.

1.5 “Acquiror Rights” means the right to receive one-tenth (1/10) of an Acquiror Ordinary Share.

1.6 “Acquiror Securities” means Acquiror Ordinary Shares, Acquiror Warrants, Acquiror Rights, Acquiror UPO and Acquiror Units, collectively.

1.7 “Acquiror Securities Redemptions” has the meaning set forth in Section 7.2.

1.8 “Acquiror Transaction Costs” means all fees, costs and expenses of Acquiror incurred prior to and through the Closing in connection with the negotiation, preparation and execution of this Agreement, the Additional Agreements and the consummation of the Acquisition Merger, whether paid or unpaid prior to the Closing.

1.9 “Acquiror Unit” means a unit of the Acquiror comprised of one Acquiror Ordinary Share, one warrant to purchase one-half of one Acquiror Ordinary Share, and one right to receive one-tenth (1/10) of one Acquiror Ordinary Share upon the consummation of the Acquisition Merger.

1.10 “Acquiror UPO” means the option issued to Maxim Partners LLC (and/or its designees), to purchase up to an aggregate of 276,000 Acquiror Units at a price of US$11.50 per Acquiror Unit.

1.11 “Acquiror Warrants” means one warrant entitling the holder thereof to purchase one-half of one Acquiror Ordinary Share at a price of US$11.50 per whole Acquiror Ordinary Share.

1.12 “Action” means any legal action, suit, claim, investigation, hearing or proceeding, including any audit, claim commenced, brought, or heard by or before any Authority or any assessment for Taxes or otherwise.

1.13 “Additional Agreements” means the Plans of Merger, the Articles of Merger, the Employment Agreements, each of the Lock-up Agreements required pursuant to Section 1.60, and such other agreements as the parties hereto may agree, and all the agreements documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto, all to be agreed among the parties promptly (but not later than 60 days after the Signing Date unless otherwise agreed by the parties in writing). The agreed forms of the Plans of Merger, the Articles of Merger, the Employment Agreement, and the Lock-up Agreement shall be attached to this Agreement as Exhibits.

Annex A-2

1.14 “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

1.15 “Aggregate Stock Consideration” means, in the aggregate, 55,500,000 Acquiror Ordinary Shares (or such higher number of Acquiror Ordinary Shares as the parties hereto may agree in writing) to be issued as directed by TAG, in its capacity as sole shareholder of B2B and Fintech (subject to compliance with applicable Law), with a deemed price per share of US$10.00.

1.16 “Amended Charter” means the fourth amended and restated Acquiror Charter required to be approved at the Acquiror Extraordinary General Meeting and registered with the BVI Registrar of Corporate Affairs, and to be agreed between the parties hereto promptly (but no later than 60 days after the Signing Date unless otherwise agreed by the parties in writing), the agreed form of which will be attached to this Agreement as an Exhibit.

1.17 “Articles of Merger” means the written articles of merger specifying certain details with respect to the Acquisition Merger, as required under section 171(1) of the BVI Business Companies Act for Articles of Merger I and Articles of Merger II, to be filed with the BVI Registrar of Corporate Affairs, and as further described in Section 2.2.

1.18 “Authority” means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, federal, state, or local.

1.19 “Balance Sheet Date” means June 30, 2021.

1.20 “Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or used by a Person or in which a Person’s assets, the business or its transactions are otherwise reflected, other than stock books and minute books.

1.21 “Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York are authorized to close for business.

1.22 “BVI Business Companies Act” means the BVI Business Companies Act, 2004, as amended from time to time.

1.23 “BVI Law” means the Law of the British Virgin Islands from time to time.

1.24 “BVI Registrar of Corporate Affairs” means the Registrar of Corporate Affairs responsible for the administration of the BVI Business Companies Act.

1.25 “Code” means the Internal Revenue Code of 1986, as amended.

1.26 “Contracts” means the Leases and all contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, commitments, client contracts, statements of work (SOWs), sales and purchase orders and similar instruments, oral or written, to which any of the Group Party is a party or by which any of its respective assets are bound, including any entered into by the Group Parties in compliance with Section 7.1 after the Signing Date and prior to the Closing, and all rights and benefits thereunder, including all rights and benefits thereunder with respect to all cash and other property of third parties under the Group Parties’ dominion or control.

1.27 “Control” of a Person (including the term “Controlled” by a Person) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing, a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (I) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled by Contract or pursuant to the Controlled Person’s Organizational Documents to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

Annex A-3

1.28 “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or resulting epidemics, pandemic or disease outbreaks.

1.29 “COVID-19 Measures” means, collectively, any quarantine, shelter in place, stay at home, workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, policy, guideline or recommendation by any Authority in connection with or in response to COVID-19 and applicable to the Group Parties and the Platform Business.

1.30 “Deferred Underwriting Amount” means the portion of the underwriting discounts and commissions held in the Trust Account, which the underwriters of the IPO are entitled to receive upon the Closing in accordance with the Trust Agreement.

1.31 “Dollars” or “US$” means the lawful currency of the United States.

1.32 “Employment Agreements” mean the separate employment agreements that shall be entered upon Closing and subject to further negotiation between the Post-Combination Company and each of the Key Personnel after the date of this Agreement, provided that each employment agreement shall contain compensation and benefits that are no event less favorable than that to which such individual was entitled immediately prior to the Closing Date.

1.33 “Environmental Laws” shall mean all Laws that prohibit, regulate or control any Hazardous Material or any Hazardous Material Activity, including, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.

1.34 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.35 “Extended Holdback Amount” has the meaning set forth in Section 10.4(a).

1.36 “Extended Holdback Period” has the meaning set forth in Section 10.4(a).

1.37 “Fraud Claim” means any claim that involves an actual and intentional misrepresentation solely with respect to the representations and warranties set forth in Article IV (with respect to the Warrantor) or Article V (with respect to the Acquiror and, upon their accession to this Agreement, the Merger Subs), as applicable, and for the avoidance of doubt, does not include constructive fraud or other claims based on constructive knowledge, negligent misrepresentation, or similar theories that do not constitute common law fraud under Delaware law.

1.38 “Governmental Entity” means: (a) any federal, provincial, state, local, municipal, national or international court, governmental commission, government or governmental authority, department, regulatory or administrative agency, board, bureau, agency or instrumentality, tribunal, arbitrator or arbitral body (public or private), or similar body; (b) any self-regulatory organization; or (c) any political subdivision of any of the foregoing.

1.39 “Group Parties” means, collectively, B2B, B2BSub, HKSub, OPH, Fintech and their respective Subsidiaries, and each a “Group Party”.

1.40 “Group Parties’ Knowledge” or “Knowledge of the Group Party” means the actual knowledge or awareness as to a specific fact or event of the Persons as set forth in Schedule 1.40.

1.41 “Group Parties Material Adverse Effect” means any event occurrence, fact, condition, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the Platform Business, the assets, Liabilities, results of operations or condition (financial or otherwise), of B2B, Fintech, and/or their consolidated Subsidiaries, taken as a whole, whether or not arising from transactions in the Ordinary Course of Business; or (b) the ability of B2B, Fintech and/or their consolidated Subsidiaries to consummate the transactions contemplated by this Agreement or the Additional Agreements to which it is party or bound or to perform its obligations hereunder or thereunder, whether or not arising from transactions in the Ordinary Course of Business; provided, however, that “Group Parties Material Adverse Effect” shall not include any event, occurrence, fact, condition, change or effect, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Group Parties operate; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof, or pandemics, including effects related to the

Annex A-4

COVID-19 pandemic, COVID-19 Measures, or any changes thereto or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of the Acquiror; (vi) any changes in applicable Laws or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof; (vii) the announcement, pendency or completion of the transactions contemplated by this Agreement, including effects related to the identity of the Acquiror and losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with any of the Group Parties; (viii) any natural or man-made disaster or acts of God; or (ix) any failure by B2B, Fintech and/or their Subsidiaries to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded).

1.42 “Group Parties Transaction Costs” shall mean all fees, costs and expenses of the Group Parties, in each case, incurred prior to and through the Closing in connection with the negotiation, preparation and execution of this Agreement and the Additional Agreements and the consummation of the Acquisition Merger, whether paid or unpaid prior to the Closing.

1.43 “Hazardous Material” shall mean any material, emission, chemical, substance or waste that has been designated by any Authority to be radioactive, toxic, hazardous, a pollutant, or a contaminant.

1.44 “Hazardous Material Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including, any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

1.45 “Holdback Shares” means a number of Acquiror Ordinary Shares that represent three percent (3%) of the Aggregate Stock Consideration.

1.46 “Hong Kong Dollars or HK$” means the lawful currency of Hong Kong SAR.

1.47 “Hong Kong Law” means the Law of Hong Kong SAR from time to time.

1.48 “IFRS” means the International Financial Reporting Standards, as issued by the International Accounting Standards Board.

1.49 “Indebtedness” means with respect to any Person, (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements) including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the Ordinary Course of Business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all obligations of such Person under leases required to be accounted for as capital leases under IFRS or U.S. GAAP, (g) all guarantees by such Person of any of the items set forth in items (a) through (f), and (h) any Contract to incur any of the same.

1.50 “Intellectual Property Right” means any trademark, service mark, registration thereof or application for registration therefor, trade name, license, invention, patent, patent application, trade secret, trade dress, know-how, copyright, copyrightable materials, copyright registration, application for copyright registration, software programs, data bases, U.R.L., and any other type of proprietary intellectual property right, and all embodiments and fixations thereof and related documentation, registrations and franchises and all additions, improvements and accessions thereto, and with respect to each of the forgoing items in this definition, solely to the extent protectable by applicable Law and which is owned or licensed or filed by the Group Parties, or used or held for use in the Platform Business, whether registered or unregistered or domestic or foreign.

1.51 “Inventory” is defined in the UCC.

1.52 “IPO” means the initial public offering of the Acquiror pursuant to a prospectus dated May 15, 2019.

Annex A-5

1.53 “Key Personnel” means (i) Mr. Ng Wing Fai and (ii) Mr. Shu Pei Huang, Desmond.

1.54 “Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.

1.55 “Leases” means the leases set forth on Schedule 1.55 attached hereto, together with all fixtures and improvements erected on the premises leased thereby.

1.56 “Legal Proceeding” shall mean any action, suit, hearing, claim, charge, audit, lawsuit, litigation, investigation (formal or informal), inquiry, arbitration or proceeding (in each case, whether civil, criminal or administrative or at law or in equity) by or before a Governmental Entity.

1.57 “Legal Restraint” means any Law that has been adopted or promulgated, or which is in effect, or any temporary, preliminary or permanent Order issued by a court or other Authority of competent jurisdiction.

1.58 “Liabilities” means any and all liabilities, Indebtedness, claims, or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due), including Tax Liabilities due or to become due.

1.59 “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing, in each instance, other than Permitted Liens.

1.60 “Lock-up Agreement” means each agreement with respect to Acquiror Ordinary Shares and all exhibits and schedules thereto, to be agreed between the parties hereto promptly (but not later than 60 days after the Signing Date unless otherwise agreed by the parties in writing), the agreed form of which shall be attached to this Agreement as an Exhibit. The parties hereto agree that (a) all Persons (excluding TAG) who receive Acquiror Ordinary Shares equivalent to one percent (1.0%) or more of the Aggregate Stock Consideration (less the Holdback Shares) will be required to execute a Lock-Up Agreement; and (b) the duration of the lock-up period in the Lock-Up Agreement will be at least 180 days commencing on the first Business Day after the Closing Date.

1.61 “Losses” shall mean any and all deficiencies, judgments, settlements, losses, damages, interest, fines, penalties, Taxes, costs and expenses (including reasonable legal, accounting and other costs and expenses of professionals incurred in connection with investigating, defending, settling or satisfying any and all demands, claims, actions, causes of action, suits, proceedings, assessments, judgments or appeals, and in seeking indemnification, compensation or reimbursement therefor).

1.62 “Merger Sub Shareholder Approvals” means the resolution of the Acquiror, as the sole shareholder of Merger Sub I and Merger Sub II, approving and adopting the Plans of Merger and the Articles of Merger.

1.63 “Nasdaq” means the Nasdaq Capital Market.

1.64 “Order” means any decree, order, judgment, writ, judicial or arbitral award, injunction, verdict, determination, binding decision, rule or consent of or by an Authority.

1.65 “Ordinary Course of Business” means the ordinary course of business and practice of a Person; provided, that any actions taken by any Group Party in respect to COVID-19 or any COVID-19 Measures shall be deemed to be in the Ordinary Course of Business.

1.66 “Organizational Documents” means, with respect to any Person that is not an individual, its memorandum and articles of association or similar organizational documents, in each case, as amended and currently in effect.

1.67 “Permitted Liens” means (i) statutory Liens for Taxes, assessments or other charges by Governmental Authorities, in each case, not yet delinquent or the amount or validity of which is being contested in good faith; (ii) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to the Acquiror or the Merger Subs; (iii) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the Ordinary Course of Business for amounts (A) that are not delinquent, (B) that are not material to the business, operations and financial condition of the Group Parties so encumbered, either individually or in the aggregate, (C) not resulting from a breach, default or violation by any of the Group Parties of any Contract or Law; (iv) the Liens set forth on Schedule 1.67; and (v) Liens that, individually or in the aggregate, would not reasonably be expected to have a Group Parties Material Adverse Effect.

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1.68 “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

1.69 “Plans of Merger” means the written plans of merger containing such information with respect to the Acquisition Merger as required under section 170(2) of the BVI Business Companies Act for Plan of Merger I and Plan of Merger II, and which will be appended to the applicable Articles of Merger filed with the BVI Registrar of Corporate Affairs, and as further described in Section 2.2.

1.70 “Post-Combination Company” means the Acquiror following Closing.

1.71 “Proxy Statement” has the meaning set forth in Section 6.4.

1.72 “Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

1.73 “Registration Statement” means the registration statement on Form S-1, or other appropriate form, including any pre-effective or post-effective amendments or supplements thereto, to be filed with the SEC by the Acquiror under the Securities Act with respect to the Registration Statement Securities.

1.74 “Registration Statement Securities” has the meaning set forth in Section 6.4.

1.75 “Related Parties” means, with respect to a Person, such Person’s former, current and future direct or indirect equity holders, controlling Persons, shareholders, option holders, members, general or limited partners, Affiliates, Representatives, and each of their respective successors and assigns.

1.76 “Representatives” means employees, agents, officers, directors, representatives and advisors.

1.77 “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

1.78 “SEC” means the Securities and Exchange Commission.

1.79 “Securities Act” means the Securities Act of 1933, as amended.

1.80 “Shareholder Representative” has the meaning set forth in Section 2.7.

1.81 “Sponsor” means AGBA Holding Limited.

1.82  “Subsidiary” or “Subsidiaries” means one or more entities of which at least fifty percent (50%) of the capital stock or other equity or voting securities are Controlled or owned, directly or indirectly, by the respective Person.

1.83 “TAG Audited Financial Statements” has the meaning set forth in Section 8.2.

1.84 “TAG Financial Statements” has the meaning set forth in Section 4.11(a).

1.85 “TAG Shareholder Approvals” means, collectively, the resolutions of the shareholders of B2B and Fintech, approving and adopting the Plans of Merger and the Articles of Merger and the resolutions of the shareholders of HKSub and OPH, approving the OPH Merger.

1.86 “Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, trucks, forklifts and other vehicles owned or leased by the Group Parties and other tangible property, including the items listed on Schedule 4.13.

1.87 “Tax(es)” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental

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or estimated tax), including any liability therefor as a transferee or successor, as a result of Treasury Regulation Section 1.1502-6 or similar provision of applicable Law or as a result of any Tax sharing, indemnification or similar agreement, together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

1.88 “Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.

1.89 “Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

1.90 “Third Party Consent” means any permission, consent, license, agreement, authorization or “right to use” required from a third party, including an Authority, whether under a Contract or otherwise.

1.91 “Transfer Taxes” means any transfer, documentary, sales, use, stamp, valued added, registration and other similar Taxes and fees (including any penalties and interest) incurred in connection with the transactions contemplated by this Agreement.

1.92 “UCC” means the Uniform Commercial Code of the State of New York, or any corresponding or succeeding provisions of Laws of the State of New York, or any corresponding or succeeding provisions of Laws, in each case as the same may have been and hereafter may be adopted, supplemented, modified, amended, restated or replaced from time to time.

1.93 “U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.

1.94 “Warrantor” has the meaning set forth in Article IV.

1.95 “Warrantor’s Knowledge” or “Knowledge of the Warrantor” means the actual knowledge or awareness as to a specific fact or event of the Persons whose names, employers and titles are as set forth in Schedule 1.95.

Article II
THE ACQUISITION MERGER

2.1 Acquisition Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with applicable BVI Law, at the Effective Time, Merger Sub I shall be merged with and into B2B, upon which the separate corporate existence of Merger Sub I shall cease, and B2B shall continue as the surviving company under BVI Law and become a wholly owned subsidiary of the Acquiror.

(b) Upon the terms and subject to the conditions set forth in this Agreement and in accordance with applicable BVI Law, at the Effective Time, Merger Sub II shall be merged with and into Fintech, upon which the separate corporate existence of Merger Sub II shall cease, and Fintech shall continue as the surviving company under BVI Law and become a wholly owned subsidiary of the Acquiror.

2.2 Closing; Effective Time. Unless this Agreement is earlier terminated in accordance with Article XII, the closing of the Acquisition Merger (the “Closing”) shall occur via the remote electronic exchange of documentation, unless otherwise agreed by the parties hereto, and shall be deemed to take place at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154 at 10:00 a.m. local time, on a date no later than five (5) Business Days after the satisfaction or waiver of all the conditions set forth in Article IX, or at such other place and time as B2B, Fintech, and the Acquiror may mutually agree upon. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”. Subject to the provisions of this Agreement, at the Closing, (i) B2B and Merger Sub I shall execute a plan of merger (“Plan of Merger I”) and articles of merger (“Articles of Merger I”); (ii) Fintech and Merger Sub II shall execute a plan of merger (“Plan of Merger II”) and articles of merger (“Articles of Merger II”), Plan of Merger II, together with Plan of Merger I, being the “Plans of Merger,” and Articles of Merger II together with Articles of Merger I, being the “Articles of Merger”, and (iii) the parties hereto shall cause the Acquisition Merger to be consummated under BVI Law by filing the Articles of Merger with the Registrar of Corporate Affairs of the British Virgin Islands in accordance with the relevant provisions of the BVI Business Companies Act (the date and time of the registration

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of such filings by the Registrar of Corporate Affairs of the British Virgin Islands, or such later time, not more than 30 calendar days from the registration of such filings, as may be agreed by B2B, Fintech, and the Acquiror in the their respective Articles of Merger, being the “Effective Time”).

2.3 Effect of the Acquisition Merger.

(a) At the Effective Time, the effect of the Acquisition Merger shall be provided for in (i) this Agreement, (ii) the Articles of Merger, (iii) the applicable provisions of the BVI Business Companies Act.

(b) Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of Merger Sub I and B2B shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of B2B, as the surviving company, which shall include the assumption by B2B of any and all agreements, covenants, duties, and obligations of Merger Sub I and B2B set forth in this Agreement to be performed after the Effective Time.

(c) Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of each of Merger Sub II and Fintech shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Fintech, as the surviving company, which shall include the assumption by Fintech of any and all agreements, covenants, duties and obligations of Merger Sub II and Fintech set forth in this Agreement to be performed after the Effective Time.

2.4 Board of Directors. As of the Closing, the Acquiror’s board of directors will consist of five (5) directors, who shall all be designated by TAG, in its capacity as the sole shareholder of B2B and Fintech, on their behalf, and a majority of whom shall qualify as independent directors under Nasdaq rules.

2.5 Cancellation of Treasury Shares. At the Closing Date, any securities of B2B and Fintech held in treasury shall be canceled and extinguished without any conversion thereof or payment therefor.

2.6 Further Assurances. Following the Closing, each of the parties hereto (including the Merger Subs upon their accession to this Agreement) shall, and shall cause their respective Affiliates to, execute and deliver such additional documents and instruments and take such further actions, as may be reasonably required to carry out the provisions of and give effect to the transactions contemplated by this Agreement.

2.7 Shareholder Representative. On or before Closing, TAG may appoint a shareholder representative who shall have the authority to act on behalf of TAG, in its capacity as the sole shareholder of B2B and Fintech, with respect to any actions or obligations of TAG under this Agreement (the “Shareholder Representative”); provided, however, that the Shareholder Representative shall not be entitled to take any action in respect of the Aggregate Stock Consideration, including voting as a shareholder of AGBA, or otherwise dispose of Acquiror Ordinary Shares. Promptly after such appointment, TAG shall inform the Acquiror of the contact details of the Shareholder Representative.

Article III
CONSIDERATION

3.1 Aggregate Stock Consideration. Upon and subject to the terms and conditions of this Agreement, on the Closing Date, the Acquiror shall issue the full amount of the Aggregate Stock Consideration, less the Holdback Shares, as directed by TAG, in its capacity as sole shareholder of B2B and Fintech, subject to compliance with applicable Law. Upon the expiry of the Survival Period, as defined in Section 10.4(a), the Acquiror shall issue the Holdback Shares as directed by TAG, in its capacity as sole shareholder of B2B and Fintech, subject to compliance with applicable Law, and deliver such Holdback Shares pursuant to the terms of Section 10.4. Upon the written agreement of the parties hereto, the Acquiror may deliver all or a portion of the Aggregate Stock Consideration in the form of cash, pursuant to payment mechanisms to be mutually agreed.

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3.2 Effect of Merger on Group Parties’ Equity Securities.

(a) Conversion of Equity Securities.

At the Effective Time, by virtue of the Acquisition Merger and without any action on the part of any party, all equity securities of B2B and of Fintech issued and outstanding immediately prior to the Effective Time shall be canceled and automatically converted into TAG’s right to direct receipt of, without interest, the Aggregate Stock Consideration.

(b) Share Capital of Merger Sub I and Merger Sub II.

(i) Each share of Merger Sub I that is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Acquisition Merger and without further action on the part of the Acquiror, as sole shareholder of Merger Sub I, be converted into and become one issued and outstanding ordinary share of, par value US$0.001 per share, of B2B, which shall constitute the only issued and outstanding shares of B2B immediately after the Effective Time, and shall be owned by Acquiror.

(ii) Each share of Merger Sub II that is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Acquisition Merger and without further action on the part of the Acquiror, as the sole shareholder of Merger Sub II, be converted into and become one issued and outstanding ordinary share of, par value US$0.001 per share, of Fintech, which shall constitute the only issued and outstanding shares of Fintech immediately after the Effective Time, and shall be owned by Acquiror.

3.3 No Excluded Shares. The parties acknowledge that no issued and outstanding equity securities of B2B or of Fintech are owned by B2B or Fintech or any of their respective direct or indirect subsidiaries immediately prior to the Effective Time.

Article IV
REPRESENTATIONS AND WARRANTIES OF THE WARRANTOR

Except as set forth in the disclosure schedules delivered to the Acquiror simultaneously with the execution of this Agreement (the “Group Parties Disclosure Schedules”), TAG, in its capacity as sole shareholder of B2B and Fintech (and in such capacity referred to as the “Warrantor”), hereby represents and warrants to the Acquiror that each of the following representations and warranties are true, correct, and complete as of the date of this Agreement (or, if a specific date is indicated in any such statement, true and correct as of such specified date). References to B2B in this Article IV, except as set forth in Section 4.5, shall also refer to OPH for all periods prior to the Closing Date.

4.1 Corporate Existence and Power. Each of the Group Parties is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed. Each Group Party has all power and authority, corporate and otherwise, and all governmental licenses, franchises, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Platform Business, in each case, as presently conducted in all material respects except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to be materially adverse to the Group Parties. Each Group Party is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Group Parties Material Adverse Effect. The Group Parties have leased real properties located only at the addresses set forth on Schedule 4.1. All corporate actions taken by the Group Parties in connection with this Agreement and the Additional Documents will be duly authorized on or prior to the Closing.

4.2 Authorization. The execution, delivery and performance by the Warrantor of this Agreement and the Additional Agreements and the consummation by the Warrantor of the transactions contemplated hereby and thereby are within the corporate powers of the Warrantor and have been duly authorized by all necessary action on the part of the Warrantor. This Agreement constitutes, and, upon their execution and delivery, each of the Additional Agreements will constitute, a valid and legally binding agreement of the Warrantor, enforceable against the Warrantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

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4.3 Governmental Authorization. Neither the execution, delivery nor performance by the Warrantor of this Agreement or any Additional Agreements requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with, any Authority (each such approval, a “Governmental Approval”) other than (a) the approvals listed on Schedule 4.3, and (b) where failure to obtain such consent, approval, license or take any such action or, would not reasonably be expected to have, individual or in the aggregate, a Group Parties Material Adverse Effect.

4.4 Non-Contravention. Except as set forth on Schedule 4.4, none of the execution, delivery or performance by the Warrantor of this Agreement or any Additional Agreements, and the consummation of the Acquisition Merger contemplated hereby and thereby, does or will (a) contravene or conflict with the Organizational Documents of the Warrantor, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to the Warrantor, (c) constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Warrantor or require any payment or reimbursement or to a loss of any material benefit relating to the Platform Business to which the Warrantor is entitled under any provision of any Permit of or Contract which is an obligation binding upon the Warrantor or by which any of the Group Party’s assets is or may be bound, (d) result in the creation or imposition of any Lien on any of the Group Parties’ assets, (e) cause a loss of any material benefit relating to the Platform Business to which the Group Parties are entitled under any provision of any Permit or Contract binding upon the Group Parties, or (f) result in the creation or imposition of any Lien (except for Permitted Liens) on any of the Group Party’s assets, except, solely with respect to clauses (b) through (f), where such actions would not, individually or in the aggregate, have a Group Parties Material Adverse Effect.

4.5 Capitalization. No issued and outstanding share capital of OPH (“OPH Capital Stock”) or Fintech (“Fintech Capital Stock”) is held in its treasury. All of the issued and outstanding OPH Capital Stock and Fintech Capital Stock has been duly authorized and validly issued and will be fully paid and non-assessable prior to the Closing and has not been issued in violation of any preemptive or similar rights of any Person. The only shares of B2B capital stock (“B2B Capital Stock”) and Fintech Capital Stock that will be outstanding immediately after the Closing will be B2B Capital Stock and Fintech Capital Stock owned by the Acquiror. No other class of capital stock of any of OPH or Fintech is authorized or outstanding. There are no: (a) outstanding subscriptions, options, warrants, rights (including phantom stock rights), calls, commitments, understandings, conversion rights, rights of exchange, plans or other agreements of any kind providing for the purchase, issuance or sale of any shares of OPH Capital Stock, Fintech Capital Stock or any other interest in OPH or Fintech, or (b) to the Knowledge of the Warrantor, agreements with respect to any OPH Capital Stock or Fintech Capital Stock, including any voting trust, other voting agreement or proxy with respect thereto. As of a time prior to the Closing, HKSub has been merged into OPH.

4.6 Organizational Documents. Copies of the Organizational Documents of each Group Party have heretofore been made available to the Acquiror, and such copies are each true and complete copies of such instruments as amended and in effect on the date hereof. No Group Party has taken any action in violation or derogation of its Organizational Documents such that would reasonably be expected to, individually or in the aggregate, have a Group Parties Material Adverse Effect.

4.7 Corporate Records. All proceedings material to the business and operations of the Group Parties taken as a whole occurring since October 1, 2017 of the boards of directors of the Group Parties, including committees thereof, and all consents to actions taken thereby, are accurately reflected in all material respects in the minutes and records contained in the corporate minute books of the Group Parties. The stock ledgers and stock transfer books of the Group Parties are complete and accurate. The stock ledgers and stock transfer books and minute book records of the Group Parties relating to all issuances and transfers of stock by the Group Parties, and all proceedings of the board of directors, including committees thereof, and shareholders of the Group Parties since October 1, 2017, have been made available to the Acquiror, and are the original stock ledgers and stock transfer books and minute book records of the Group Parties or true, correct and complete copies thereof in all material respects.

4.8 Assumed Names. Schedule 4.8 is a complete and correct list of all assumed or “doing business as” names currently or, within five (5) years prior to the date of this Agreement used by the Group Parties, including names on any websites. Since June 30, 2019, to the Knowledge of the Warrantor, none of the Group Parties has used any name other than the names listed on Schedule 4.8 to conduct the Platform Business. Each Group Party has filed appropriate “doing business as” certificates in all applicable jurisdictions with respect to itself, except where such failure has not had and would not reasonably be expected to, individually or in the aggregate, have a Group Parties Material Adverse Effect.

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4.9 Subsidiaries. Schedule 4.9 sets forth the name of each Subsidiary of OPH and Fintech, and with respect to each Subsidiary, its jurisdiction of organization, its authorized shares or other equity interests (if applicable), and the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof. Except as set forth on Schedule 4.9 as the case may be, (i) all of the outstanding equity securities of each Subsidiary are duly authorized and validly issued, fully paid and non-assessable (if applicable), were offered, sold and delivered in material compliance with all applicable securities Laws, and are owned by OPH, Fintech or one of their Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents); (ii) there are no Contracts to which OPH, Fintech or any of their Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the shares or other equity interests of any Subsidiary other than the Organizational Documents of any such Subsidiary; (iii) there are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary is a party or which are binding upon any Subsidiary providing for the issuance or redemption of any shares or other equity interests in or of any Subsidiary; (iv) there are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary; (v) no Subsidiary of OPH or Fintech has any limitation on its ability to make any distributions or dividends to its equity holders, whether by Contract, Order or applicable Law; (vi) except for the equity interests of the Subsidiaries listed on Schedule 4.9, neither OPH nor Fintech owns or has any rights to acquire, directly or indirectly, any shares or other equity interests of, or otherwise Control, any Person; (vii) none of the Group Parties is a participant in any joint venture, partnership or similar arrangement, and (viii) there are no outstanding Contracts to which members of the Group Parties are party requiring such Person to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

4.10 Consents. The Contracts listed on Schedule 4.10 are the only Contracts binding upon the Group Parties or by which any of the Group Parties’ assets are bound, requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby, other than such consents, approvals, authorizations, orders or other actions or filings which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Group Parties Material Adverse Effect.

4.11 Financial Statements.

(a) Schedule 4.11 includes (i) the unaudited combined consolidated financial statements of OPH and Fintech as of and for the fiscal years ended December 31, 2020 and 2019, consisting of the unaudited consolidated balance sheets as of such date, the unaudited consolidated income statements and the unaudited consolidated cash flow statements for the twelve (12) month periods ended on such date, and (ii) the unaudited combined consolidated financial statements of OPH and Fintech as of and for the six (6) month period ended June 30, 2021, consisting of the unaudited consolidated balance sheets as of such date, the unaudited consolidated income statement for the six (6) month periods ended on such date, and the unaudited consolidated cash flow statements for the six (6) month periods ended on such date (collectively, the “TAG Unaudited Financial Statements,” and together with the TAG Audited Financial Statements, the “TAG Financial Statements”). Schedule 4.11 shall be provided within fifteen (15) days from the Signing Date.

(b) The TAG Financial Statements are complete and accurate and fairly present in all material respects the financial position of the Group Parties as of the dates thereof and the results of operations of the Group Parties for the periods reflected therein in conformity with U.S. GAAP. The TAG Financial Statements (i) were prepared from the Books and Records of the Group Parties (except as expressly noted therein); (ii) were prepared on an accrual basis in accordance with its applicable accounting standards consistently applied; and (iii) contain and reflect all necessary adjustments and accruals for a fair presentation of the Group Parties’ financial condition as of their dates including for all warranty, maintenance, service and indemnification obligations.

(c) Except as specifically disclosed, reflected or fully reserved against on the TAG Financial Statements, and for Liabilities and obligations of a similar nature and in similar amounts incurred in the Ordinary Course of Business since the Balance Sheet Date, there are no Liabilities, debts or obligations of any nature (whether accrued, fixed or contingent, liquidated or unliquidated, asserted or unasserted or otherwise) relating to the Group Parties that would be required to be set forth on the TAG Financial Statements in accordance with U.S. GAAP except as would not have, individually or in the aggregate, a Group Parties Material Adverse Effect.

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(d) B2B and Fintech have established and maintained a system of internal accounting controls. To the Group Parties’ Knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of B2B’s and Fintech’s financial reporting and the preparation of the TAG Financial Statements for external purposes in accordance with U.S. GAAP.

(e) There are no outstanding loans or other extensions of credit made by the Group Parties to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Group Parties. No Group Party has taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(f) Except as otherwise noted in the TAG Financial Statements, the accounts and notes receivable reflected in the TAG Financial Statements: (i) arose from bona fide sales transactions in the Ordinary Course of Business and are payable on ordinary trade terms, (ii) to the Warrantor’s Knowledge, are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) to the Warrantor’s Knowledge, are not subject to any valid set-off or counterclaim to which any Group Party has been notified in writing as of the Signing Date except to the extent set forth in such balance sheet contained therein, and (iv) are not the subject of any actions or proceedings brought by or on behalf of any Group Party as of the Signing Date.

4.12 Books and Records. All Contracts, documents, and other papers or copies thereof delivered to the Acquiror by or on behalf of the Group Parties are accurate, complete, and authentic in all material respects.

(a) The Books and Records accurately and fairly, in all material respects and in reasonable detail, reflect the transactions and dispositions of assets of and the providing of services by the Group Parties. The Group Parties maintain a system of internal accounting controls that are designed to provide reasonable assurance that:

(i) transactions are executed only in accordance with the respective management’s authorization;

(ii) all income and expense items are promptly and properly recorded for the relevant periods in accordance with the revenue recognition and expense policies maintained by the Group Parties, as permitted by U.S. GAAP;

(iii) access to assets is permitted only in accordance with the respective management’s authorization; and

(iv) recorded assets are compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(b) All accounts, books and ledgers of the Group Parties have been properly and accurately kept and completed in all material respects, and to the Knowledge of the Group Parties there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Except as disclosed on Schedule 4.12(b), no Group Party has any records, systems controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any mechanical, electronic or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership (excluding licensed software programs) and direct control of the Group Parties and which is not located at the relevant office.

4.13 Absence of Certain Changes. Since the Balance Sheet Date, the Group Parties have conducted the Platform Business in the Ordinary Course of Business. Without limiting the generality of the foregoing, except as set forth on Schedule 4.13, since the Balance Sheet Date, there has not been, with respect to any Group Party:

(a) any event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Group Parties Material Adverse Effect;

(b) any action the Group Parties have taken that if taken after the date hereof would require the Acquiror’s consent pursuant to Section 7.1; or

(c) any binding commitment or agreement to do any of the foregoing, or any action or omission that would result in any of the foregoing.

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4.14 Properties; Title to the Group Parties’ Assets.

(a) Except as set forth on Schedule 4.14(a) or as would not reasonably be expected to, individually or in the aggregate, have a Group Parties Material Adverse Effect, the items of Tangible Personal Property have no defects, are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted) and have been properly maintained, and are suitable for their present uses and meet all specifications and warranty requirements with respect thereto.

(b) All of the Tangible Personal Property is located at the offices of the Group Parties.

(c) Except as would not reasonably be expected to, individually or in the aggregate, have a Group Parties Material Adverse Effect, the Group Parties have good, valid and marketable title in and to, or in the case of the Leases and the assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use, all of the Tangible Personal Property reflected on the TAG Financial Statements or acquired thereafter prior to the date hereof. Except as set forth on Schedule 4.14(c), no such Tangible Personal Property is subject to any Liens other than Permitted Liens. Except as would not reasonably be expected to, individually or in the aggregate, have a Group Parties Material Adverse Effect, the Group Parties’ assets constitute all of the assets of any kind or description whatsoever, including goodwill, for the Group Parties to operate the Platform Business immediately after the Closing in the same manner as the Platform Business is being conducted as of the date of this Agreement.

4.15 Litigation and Claims. Except as set forth on Schedule 4.15, there is no Action (or any basis therefore) pending, or to the best Knowledge of the Group Parties, threatened (i) against or affecting, the Group Parties, any of its directors, the Platform Business, or any of the Group Parties’ assets other than in the Ordinary Course of Business; or (ii) against or by the Group Parties or any Affiliate of Group Parties that challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements or materially impair the ability of the Group Parties to perform their obligations hereunder. There are no outstanding Orders and no judgments, penalties or awards against or affecting a Group Party that would, individually or in the aggregate, reasonably to be expected to have a material adverse effect on the ability of a Group Party to enter into and perform its obligations under this Agreement. No Group Party is and has been in the past five (5) years, subject to any proceeding with any Authority, other than as would not reasonably be expected to have, individually or in the aggregate, a Group Parties Material Adverse Effect.

4.16 Contracts.

(a) Schedule 4.16(a) lists all material Contracts, oral or written (collectively, “Material Contracts”) to which any Group Party is a party, and which are currently in effect and constitute the following:

(i) all Contracts that require annual payments or expenses by, or annual payments or income to, a Group Party of US$5,000,000 (or its Hong Kong Dollar equivalent) or more (other than standard purchase and sale orders entered into in the Ordinary Course of Business);

(ii) all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar contracts and agreements, in each case requiring the payment of any commissions by a Group Party in excess of US$5,000,000 (or its Hong Kong Dollar equivalent) annually;

(iii) all employment Contracts, employee leasing Contracts, and consultant and sales representatives Contracts with any current or former officer, director, employee or consultant of a Group Party or other Person, under which the Group Parties (A) has continuing obligations for payment of annual compensation of at least US$1,000,000 (or its Hong Kong Dollar equivalent) (other than oral arrangements for at-will employment), (B) has severance or post termination obligations to such Person in excess of US$1,000,000 (or its Hong Kong Dollar equivalent) on an annual basis (other than COBRA obligations), or (C) has an obligation to make a payment solely upon consummation of the transactions contemplated hereby or solely as a result of a change of control of a Group Party;

(iv) all Contracts creating a joint venture, strategic alliance, limited liability company and partnership agreements to which the Group Party is a party;

(v) all Contracts relating to any acquisitions or dispositions of any business, a material amount of stock or assets of any other Person or any real property (whether by merger, sale of stock, sale of assets or otherwise);

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(vi) all Contracts for material licensing agreements, including Contracts licensing Intellectual Property Rights, other than “shrink wrap” licenses or licenses for commercially available, non-customized software or Contracts for the license of any intellectual property rights having an annual license fee of less than US$1,000,000 (or its Hong Kong Dollar equivalent);

(vii) all Contracts relating to confidentiality and non-disclosure agreements restricting the conduct of a Group Party in any material manner or materially limiting the freedom of the Group Parties, taken as a whole, to compete in any line of business or with any Person or in any geographic area;

(viii) all Contracts relating to patents, trademarks, service marks, trade names, brands, copyrights, trade secrets and other Intellectual Property Rights owned by the Group Parties, excluding customer contracts or licenses granted by a Group Party in the Ordinary Course of Business;

(ix) all Contracts providing for guarantees, indemnification arrangements and other hold harmless arrangements made or provided by the Group Parties, including all ongoing agreements for repair, warranty, maintenance, service, indemnification or similar obligations, which, individually or in an aggregate, involve potential payments thereunder in excess of US$3,000,000 (or its Hong Kong Dollar equivalent)

(x) all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which a Group Party holds a leasehold interest (including the Leases) and which involve payments to the lessor thereunder in excess of US$500,000 (or its Hong Kong Dollar equivalent) per month;

(xi) all Contracts relating to outstanding Indebtedness, including financial instruments of indenture or security instruments (typically interest-bearing) such as notes, mortgages, loans and lines of credit, in each instance, for amounts over US$1,000,000 (or its Hong Kong Dollar equivalent) individually;

(xii) any Contract relating to the voting or control of the equity interests of the Group Parties or the election of directors of a Group Party (other than the Organizational Documents of the Group Parties);

(xiii) any Contract not cancellable by the Group Parties with no more than 60 days’ notice if the effect of such cancellation would result in monetary penalty to a Group Party in excess of US$3,000,000 (or its Hong Kong Dollar equivalent) per the terms of such Contract;

(xiv) any Contract that can be terminated, or the provisions of which are altered, solely as a result of the consummation of the transactions contemplated by this Agreement or any of the Additional Agreements to which a Group Party is a party; and

(xv) any Contract for which any of the benefits, compensation or payments (or the vesting thereof) will be increased or accelerated by the consummation of the transactions contemplated hereby or the amount or value thereof will be calculated on the basis of any of the transactions contemplated by this Agreement that would be material to the Group Parties, taken as a whole.

(b) Except as set forth on Schedule 4.16(b), each Material Contract is a valid and binding agreement, and is in full force and effect, and neither a Group Party nor, to the Warrantor’s Knowledge, any other party thereto, is in breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract where such breach or default would not, individual or in the aggregate, has a Group Parties Material Adverse Effect. Except as set forth on Schedule 4.16(b), no Group Party has assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Material Contracts, or granted any power of attorney with respect thereto or to any of the Group Parties’ assets. Except as set forth on Schedule 4.16(b), no Contract imposes any non-competition covenants that may materially restrict the Platform Business or require any material payments by or with respect to the Acquiror or any of its Affiliates solely as a result of the consummation of the transaction contemplated hereby. The Group Parties previously provided to the Acquiror true and correct (A) fully executed copies of each written Material Contract and (B) written summaries of each oral Material Contract.

(c) Except as set forth on Schedule 4.16(c), none of the execution, delivery or performance by TAG, B2B, B2BSub, HKSub, OPH and Fintech of this Agreement or the Additional Agreements to which either of them is a party or the consummation by either of them of the transactions contemplated hereby or thereby constitutes a default under or gives rise to any right of termination, cancellation or acceleration of any obligation of a Group Party or to a loss of any material benefit to which the Group Parties is entitled under any provision of any Material Contract.

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(d) Except as set forth on Schedule 4.16(d), the Group Parties are in compliance with all covenants, including all financial covenants, all notes, indentures, bonds and other instruments or agreements evidencing any Indebtedness included as a Material Contract that is not being repaid prior to the Closing.

4.17 Licenses and Permits. Schedule 4.17 correctly lists each license, franchise, permit, order or approval or other similar authorization affecting, or relating in any way to, the Platform Business, together with the name of the Authority issuing the same which are material to the business and operations of the Group Parties (the “Permits”). Except as indicated on Schedule 4.17, such Permits are valid and in full force and effect, and none of the Permits will, assuming the related Third Party Consent has been obtained or waived prior to the Closing Date, be terminated or impaired or become terminable as a result of the transactions contemplated hereby. The Group Parties have all Permits necessary to operate the Platform Business, except for the failure to have, individually or in the aggregate, any Permits that would not be reasonably expected to have a Group Parties Material Adverse Effect.

4.18 Compliance with Laws. Except as set forth on Schedule 4.18(a), no Group Party is in violation of any Law, the violation of which would not be reasonably expected to have a Group Parties Material Adverse Effect, and, to the Knowledge of the Group Parties, no Group Party is under investigation with respect to a violation of any such Law or Order nor has any Group Party received any written notice of any such violation.

(a) Without limiting the foregoing paragraph, except as set forth on Schedule 4.18(a), no Group Party is in violation of, the violation of which would not be reasonably expected to have a Group Parties Material Adverse Effect, and no Group Party is under investigation with respect to a violation of, nor has any Group Party received any notice of any such violation of, any provisions of:

(i) any Law applicable due to the specific nature of the Platform Business;

(ii) the Foreign Corrupt Practices Act of 1977 (§§ 78dd-1 et seq.), as amended (the “Foreign Corrupt Practices Act”); or

(iii) any comparable or similar Law of any jurisdiction in which the Group Parties conduct business.

(b) Except as set forth on Schedule 4.18(b), no Permit, other than those held by a Group Party, is required by a Group Party in the conduct of the Platform Business under any of the Laws described in this Section 4.18 other than those Permits the failure to hold would not be reasonably expected to have a Group Parties Material Adverse Effect.

4.19 Intellectual Property.

(a) Schedule 4.19(a) sets forth a true, correct and complete list of all registered or pending applications for Intellectual Property Rights owned by a Group Party, specifying as to each, as applicable: (i) the nature of such Intellectual Property Right; (ii) the owner of such Intellectual Property Right; (iii) the jurisdictions by or in which such Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed; and (iv) all licenses, sublicenses and other agreements pursuant to which any Person is authorized to use such Intellectual Property Right.

(b) Within the past five (5) years (or prior thereto if the same is still pending or subject to appeal or reinstatement) no Group Party has been sued or charged in writing with or been a defendant in any Action that involves a claim of infringement of any intellectual property rights, and the Group Parties have no knowledge of any other claim of infringement by a Group Party, and no knowledge of any continuing infringement by any other Person of any Intellectual Property Rights of a Group Party.

(c) To the Knowledge of the Group Parties, the current use by the Group Parties of the Intellectual Property Rights does not infringe, and the use by the Group Parties of the Intellectual Property Rights after the closing will not infringe, the rights of any other Person. Any material Intellectual Property Rights used by the Group Parties in the performance of any services under any Contract is, and upon the performance of such Contract remains, owned by the Group Parties and no client, customer or other third-party has any claim of ownership on the Intellectual Property Rights.

(d) Except as disclosed on Schedule 4.19(d), all employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any copyrightable, patentable or trade secret material on behalf of the Group Party or any predecessor in interest thereto either: (i) is a party to a “work-for-hire”

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agreement under which the Group Party is deemed to be the original owner/author of all property rights therein; or (ii) has executed an assignment or an agreement to assign in favor of the Group Party (or such predecessor in interest, as applicable) all right, title and interest in such material.

(e) None of the execution, delivery or performance by the Group Parties of this Agreement or any of the Additional Agreements to which B2B, B2BSub, HKSub, OPH or Fintech is a party or the consummation by the Group Parties of the transactions contemplated hereby or thereby will cause any material item of Intellectual Property Rights owned, licensed, used or held for use by the Group Parties immediately prior to the Closing to not be owned, licensed or available for use by the Group Parties on substantially the same terms and conditions immediately following the Closing.

(f) The Group Parties have taken commercially reasonable measures to safeguard and maintain the confidentiality and value of all trade secrets and other items of Intellectual Property that are confidential and all other confidential information, data and materials licensed by the Group Parties or otherwise used in the operation of the Platform Business.

4.20 Employees.

(a) Schedule 4.20(a) sets forth a true, correct, and complete list of each of the Key Personnel of the Group Parties as of June 30, 2021, setting forth the name and title for each such person.

(b) Except as set forth on Schedule 4.20(b), the Group Parties are not a party to or subject to any employment contract, consulting agreement, collective bargaining agreement, confidentiality agreement restricting the activities of the Group Parties, non-competition agreement restricting the activities of the Group Parties, or any similar agreement, and there has been no activity or proceeding by a labor union or representative thereof to organize any employees of the Group Parties.

(c) There are no pending or, to the Knowledge of the Group Parties and the Knowledge of the Warrantor, threatened claims or proceedings against the Group Parties under any worker’s compensation policy or long-term disability policy.

4.21 Employment Matters.

(a) Schedule 4.21(a) sets forth a true and complete list of every employment agreement exceeding US$1,000,000 (or its Hong Kong Dollar equivalent) in annual salary, commission agreement, employee group or executive medical, life, or disability insurance plan, and each incentive, bonus, profit sharing, retirement, deferred compensation, equity, phantom stock, stock option, stock purchase, stock appreciation right or severance plan of a Group Party now in effect or under which a Group Party has or might have any obligation, or any understanding between a Group Party and any employee concerning the terms of such employee’s employment that does not apply to the Group Party’s employees generally (collectively, “Labor Agreements”). The Group Parties have previously delivered to the Acquiror true and complete copies of each such Labor Agreement, any employee handbook or policy statement of each Group Party, and complete and correct information concerning each Group Party’s employees.

(b) Except as disclosed on Schedule 4.21(b):

(i) to the Knowledge of the Group Parties, no employee of the Group Parties, in the ordinary course of his or her duties, has breached or will breach any obligation to a former employer in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such former employer;

(ii) to the Knowledge of the Group Parties, as of the Signing Date, none of the officers of the Group Parties has indicated an intent to terminate his or her employment with the Group Parties. The Group Parties are in compliance in all material respects and, to the Group Parties’ Knowledge, each of its employees and consultants is in compliance in all material respects, with the terms of the respective employment and consulting agreements between the Group Parties and such individuals; and

(iii) no Group Party is a party to any collective bargaining agreement or has any material labor relations problems, and there is no pending representation question or union organizing activity respecting employees of the Group Parties.

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4.22 Withholding. Except as disclosed on Schedule 4.22, all obligations of the Group Parties applicable to its employees, whether arising by operation of Law, by Contract, by past custom or otherwise, or attributable to payments by the Group Parties to trusts or other funds or to any Authority, with respect to unemployment compensation benefits, social security benefits or any other benefits for its employees with respect to the employment of said employees through the date hereof have been paid or adequate accruals therefor have been made on the TAG Financial Statements. Except as disclosed on Schedule 4.22, all reasonably anticipated obligations of the Group Parties with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the Ordinary Course of Business), whether arising by operation of Law, by Contract or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by (or properly accrued for) the Group Parties prior to the Closing Date.

4.23 Real Property.

(a) Except as set forth on Schedule 4.23, the Group Parties do not own, or otherwise have an ownership interest in, any Real Property, including under any Real Property lease, sublease, space sharing, license or other occupancy agreement. Each Group Party has good, valid and subsisting title to its respective leasehold estates in the offices described on Schedule 4.23, free and clear of all Liens. No Group Party has breached or violated any local zoning ordinance in any way that would materially interfere with the Group Parties, and no written notice from any Authority has been received by a Group Party or served upon a Group Party claiming any violation of any local zoning ordinance.

(b) With respect to each of the Leases: (i) it is valid, binding and in full force and effect; (ii) all rents and additional rents and other sums, expenses and charges due thereunder have been paid; (iii) the lessee has been in peaceable possession since the commencement of the original term thereof; (iv) no waiver, indulgence or postponement of the lessee’s obligations thereunder has been granted by the lessor; (v) there exist no default or event of default thereunder by the Group Parties, by any other party thereto; (vi) there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by the Group Parties thereunder; and (vii) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. The Group Parties hold the leasehold estate on each of the Leases, free and clear of all Liens except for the Liens of mortgagees of the Real Property in which such leasehold estate is located. The Real Property leased by any Group Party is in a state of maintenance and repair in all material respects adequate and suitable for the purposes for which it is presently being used, and there are no material repair or restoration works likely to be required in connection with any of the leased Real Properties. Such Group Party is in physical possession and actual and exclusive occupation of the whole of the leased property, none of which is subleased or assigned to another Person. Each of the Leases provides for the leasing of all useable square footage of the premise located at the leased Real Property. The Group Parties does not owe any brokerage commission with respect to any Real Property.

4.24 Accounts. Schedule 4.24 sets forth a true, complete and correct list of the checking accounts, deposit accounts, safe deposit boxes, and brokerage, commodity and similar accounts of the Group Parties, including the account number and name, the name of each depositary or financial institution and the relevant currency for each account.

4.25 Tax Matters.

(a) (i) Each Group Party has duly and timely filed all material Tax Returns which are required to be filed by or with respect to it, and has paid all material Taxes which have become due; (ii) all such Tax Returns are true, correct and complete and accurate in all material aspects and disclose all Taxes required to be paid; (iii) except as set forth on Schedule 4.25, all such Tax Returns have been examined by the relevant Taxing Authority or the period for assessment for Taxes in respect of such Tax Returns has expired; (iv) there is no Action, pending or proposed or, to the best Knowledge of the Group Parties, threatened, with respect to Taxes of the Group Parties or for which a Lien (except for Permitted Liens) may be imposed upon any of the Group Parties’ assets and, to the best Knowledge of the Warrantor, no basis exists therefor; (v) no statute of limitations in respect of the assessment or collection of any Taxes of the Group Parties for which a Lien may be imposed on any of the Group Parties’ assets has been waived or extended, which waiver or extension is in effect; (vi) each Group Party has complied in all material respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all material Taxes (including income, social,

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security and other payroll Taxes) required to be withheld or collected by a Group Party; (vii) there is no Lien for Taxes (other than Permitted Liens) upon any of the assets of the Group Parties; (viii) there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or closing agreement, with respect to the Group Parties; (ix) no claim has ever been made by a Taxing Authority in a jurisdiction where such Group Party has not paid any Tax or filed Tax Returns, asserting that the Group Party is or may be subject to Tax in such jurisdiction; (x) the Group Parties have provided to the Acquiror true, complete and correct copies of all Tax Returns relating to, and all audit reports and correspondence relating to each proposed adjustment, if any, made by any Taxing Authority with respect to, any taxable period ending after December 31, 2018; (xi) there is no outstanding power of attorney from the Group Parties authorizing anyone to act on behalf of the Group Parties in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of the Group Parties; (xii) any Group Party is not, and has ever been, a party to any Tax sharing or Tax allocation Contract (other than a commercial agreement the primary purpose of which is not the sharing of Taxes); (xiii) any Group Party is not currently and has never been included in any consolidated, combined or unitary Tax Return; (xiv) to the Knowledge of the Warrantor, no issue has been raised by a Taxing Authority in any prior Action relating to the Group Parties with respect to any Tax for any period which, by application of the same or similar principles, could reasonably be expected to result in a proposed Tax deficiency of the Group Parties for any other period; and (xv) no Group Party has requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed.

(b) The unpaid Taxes of the Group Parties (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the TAG Financial Statements and (ii) to the Knowledge of the Group Parties, will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Group Parties in filing its Tax Return.

4.26 Environmental Laws.

(a) Except as set forth in Schedule 4.26(a), no Group Party has (i) received any written notice of any alleged claim, violation of or Liability under any Environmental Law which has not heretofore been cured or for which there is any remaining liability; (ii) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Materials, arranged for the disposal, discharge, storage or release of any Hazardous Materials, or exposed any employee or other individual to any Hazardous Materials so as to give rise to any Liability or corrective or remedial obligation under any Environmental Laws; or (iii) entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Materials Activities of a Group Party, except in each case as would not, individually or in the aggregate, have a Group Parties Material Adverse Effect.

(b) The Group Parties have delivered to the Acquiror all material records in its possession concerning the Hazardous Materials Activities of a Group Party and all environmental audits and environmental assessments in the possession or control of a Group Party of any facility currently owned, leased or used by a Group Party which identifies the potential for any violations of Environmental Law or the presence of Hazardous Materials on any property currently owned, leased or used by a Group Party.

(c) Except as set forth on Schedule 4.26(c), to the Knowledge of the Warrantor, there are no Hazardous Materials in, on, or under any properties owned, leased or used at any time by Group Parties such as could give rise to any material liability or corrective or remedial obligation of a Group Party under any Environmental Laws.

4.27 Finders’ Fees. Except as set forth on Schedule 4.27, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of a Group Party or any of its Affiliates who might be entitled to any fee or commission from the Acquiror or any of its Affiliates (including a Group Party following the Closing) upon consummation of the transactions contemplated by this Agreement.

4.28 Powers of Attorney and Suretyships. Except as set forth on Schedule 4.28, the Group Parties do not have any general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent, or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.

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4.29 Directors. Schedule 4.29 sets forth a true, correct, and complete list of all directors of the Group Parties as of date of this Agreement.

4.30 Certain Business Practices. Except as would not reasonably be expected to have a Group Parties Material Adverse Effect, neither the Group Parties, nor any of their directors, agents or employees, in each case acting in their capacities as such, have (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act or (iii) made any other unlawful payment. Neither the Group Parties, nor any of their directors, officers or employees, nor to the Knowledge of the Warrantor any of their agents, in each case acting in their capacities as such, have, since October 1, 2015, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Group Parties or assist the Group Parties in connection with any actual or proposed transaction, which, if not given could reasonably be expected to have had a Group Parties Material Adverse Effect, or which, if not continued in the future, could reasonably be expected to adversely affect the business or prospects of the Group Parties that could reasonably be expected to subject the Group Parties to suit or penalty in any private or governmental litigation or proceeding.

4.31 Money Laundering Laws. The operations of the Group Parties are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Authority (collectively, the “Money Laundering Laws”), and no Action involving the Group Parties with respect to the Money Laundering Laws is pending or, to the Knowledge of the Group Parties and the Knowledge of the Group Parties, threatened.

4.32 Not an Investment Company. No Group Party is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

4.33 No Other Representations and Warranties. Except as provided in this Article IV, the statement contained in the Group Parties Disclosure Schedules, and any certificate or other document furnished or to be furnished in connection with the Acquiror’s due diligence review, the Acquiror acknowledges and agrees that neither the Group Parties, or any Affiliates of the Group Parties, nor any of their respective directors, managers, officers, employees, equity holders, partners, members or representatives has made, or is making, and the Acquiror is not relying upon, any representation or warranty whatsoever to the Acquiror or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Acquiror.

4.34 Representations and Warranties of OPH and Fintech. Each of OPH and Fintech hereby represent and warrant to the Acquiror that each of the representations and warranties in Sections 4.1 to 4.5 are true, correct, and complete with respect to each of them.

Article V
REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR AND THE MERGER SUBS

Except as set forth in the disclosure schedules delivered to the Group Parties simultaneously with the execution of this Agreement (the “Acquiror Disclosure Schedules”), the Acquiror hereby represents and warrants to the Group Parties that each of the following representations and warranties are true, correct and complete as of the date of this Agreement, except as disclosed in Acquiror SEC Documents filed prior to the date of this Agreement (without giving effect to any amendment or supplement to any such Acquiror SEC Documents filed on or after the date of this Agreement and excluding statements in any “Risk Factors” sections and any disclosure of risks included in any “forward-looking statements” disclaimer).

5.1 Corporate Existence and Power. The Acquiror is a British Virgin Islands business company duly incorporated, validly existing, and in good standing under BVI Law.

5.2 Corporate Authorization. The execution, delivery and performance by the Acquiror of this Agreement and the Additional Agreements and the consummation by the Acquiror of the transactions contemplated hereby and thereby are within the corporate powers of the Acquiror and have been duly authorized by all necessary corporate action on the part of the Acquiror. This Agreement has been duly executed and delivered by the Acquiror and it constitutes, and upon its execution and delivery, the Additional Agreements will constitute, a valid and legally binding agreement of the Acquiror, enforceable against them in accordance with its terms. The affirmative vote of holders of (i) a majority of

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the outstanding shares of Acquiror Ordinary Shares, to approve the proposals to be set forth in the Proxy Statement and (ii) a majority of the outstanding shares of Acquiror Ordinary Shares to approve the adoption of the Amended Charter, at Acquiror Extraordinary General Meeting in accordance with applicable Law are required prior to the Closing.

5.3 Governmental Authorization. Neither the execution, delivery nor performance of this Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

5.4 Non-Contravention. The execution, delivery and performance by the Acquiror of this Agreement do not and will not (i) provide that holders of fewer than the number of shares of Acquiror Ordinary Shares specified in the Acquiror’s Organizational Documents exercise its redemption rights with respect to such transaction, contravene or conflict with the organizational or constitutive documents of the Acquiror, or (ii) contravene or conflict with or constitute a violation of any provision of any Law, judgment, injunction, order, writ, or decree binding upon the Acquiror.

5.5 Finders’ Fees. Except for the Deferred Underwriting Amount and except as set forth on Schedule 5.5, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Acquiror or its Affiliates who might be entitled to any fee or commission from the Group Parties, or any of their Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

5.6 Issuance of Shares. The Aggregate Stock Consideration when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable.

5.7 Capitalization.

(a) The authorized capital stock of the Acquiror consists of 100,000,000 Acquiror Ordinary Shares, par value US$0.001 per share, of which 5,338,110 Acquiror Ordinary Shares are issued and outstanding as of the date hereof and which will subsequently be reduced to 5,021,607 Acquiror Ordinary Shares pursuant to certain Acquiror Securities Redemptions scheduled to occur after the Signing Date, on or about November 18, 2021. 441,600 Acquiror Ordinary Shares are reserved for issuance upon the exercise of Acquiror Units underlying Acquiror UPOs, and another 2,895,000 Acquiror Ordinary Shares are reserved for issuance with respect to Acquiror Warrants and Acquiror Rights. No other shares of capital stock or other securities of the Acquiror are issued, reserved for issuance or outstanding. All issued and outstanding Acquiror Ordinary Share are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of BVI Law, the Acquiror’s Organizational Documents or any contract to which the Acquiror is a party or by which the Acquiror is bound. Except as set forth in the Acquiror’s Organizational Documents, there are no outstanding contractual obligations of the Acquiror to repurchase, redeem or otherwise acquire any Acquiror Ordinary Share or any other securities of the Acquiror. There are no outstanding contractual obligations of the Acquiror to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

(b) Except as set forth in Acquiror SEC Documents and except as otherwise provided in this Agreement or consented to in writing by the Group Parties, the Acquiror has no convertible securities, exchangeable securities, warrants, options or other rights outstanding that, pursuant to their terms, as a result of the consummation of the transactions contemplated hereby, will become convertible, exchangeable or exercisable of any shares, warrants, options or other securities of the Acquiror.

5.8 Information Supplied. None of the information supplied or to be supplied by the Acquiror expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to the Acquiror’s shareholders with respect to the solicitation of proxies to approve the transactions contemplated hereby will, at the date of filing and/or mailing, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by the Acquiror or that is included in Acquiror SEC Documents). No material information provided by the Acquiror to the Group Parties in connection with the negotiation or execution of this Agreement or any agreement contemplated hereby is untrue or omits any required material fact.

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5.9 Litigation. As of the date of this Agreement, there is no Action (or any basis therefore) pending against, or to the knowledge of the Acquiror threatened against or affecting, the Acquiror, any of its officers or directors, or any Acquiror Ordinary Shares before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements or that, individually or in the aggregate, would be material to the Acquiror. There are no outstanding judgments against the Acquiror. The Acquiror is not, and has not previously been, subject to any legal proceeding with any Authority.

5.10 Trust Fund. As of the date of this Agreement, the Acquiror has at least US$43.3 million (which will be reduced to approximately US$40.4 million following certain Acquiror Securities Redemptions scheduled to occur after the Signing Date, on or about November 18, 2021) in the trust fund established by the Acquiror for the benefit of its public shareholders (the “Trust Fund”) in a trust account at Morgan Stanley in the United States (the “Trust Account”), and such monies are invested in “government securities” (as such term is defined in the Investment Company Act of 1940, as amended) and held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of May 14, 2019, between the Acquiror and the Trustee (the “Trust Agreement”). The Acquiror has not amended, waived or otherwise changed and will not amend, waive or otherwise change the Trust Agreement in any manner adverse to the Acquiror.

5.11 Listing. The Acquiror Ordinary Shares are listed on the Nasdaq Capital Market, with trading ticker AGBA.

5.12 No Market Manipulation. Neither the Acquiror nor its Affiliates have taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of Acquiror Ordinary Shares to facilitate the sale or resale of Acquiror Ordinary Shares or affect the price at which Acquiror Ordinary Shares may be issued or resold; provided, however, that this provision shall not prevent the Acquiror from engaging in investor relations or public relations activities consistent with past practices.

5.13 Sarbanes-Oxley Act. The Acquiror is in compliance with applicable requirements of the Sarbanes-Oxley Act and applicable rules and regulations promulgated by the SEC thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect.

5.14 Not an Investment Company. The Acquiror is not an “investment company” within the meaning of the United States Investment Company Act of 1940, as amended.

5.15 Board Approval. The Acquiror’s board of directors (including any required committee or subgroup of such board) has, as of the date of this Agreement, unanimously (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the shareholders of the Acquiror and (iii) determined that the transactions contemplated hereby constitutes a “Business Combination” as such term is defined in the Acquiror’s Organizational Documents.

5.16 Acquiror SEC Documents and Financial Statements.

(a) The Acquiror has timely filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by the Acquiror with the SEC since the Acquiror’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will timely file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “Additional Acquiror SEC Documents”). The Acquiror has made available to the Group Parties copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two (2) days prior to the date of this Agreement: (i) the Acquiror’s Annual Reports on Form 10-K for each fiscal year of the Acquiror beginning with the first year the Acquiror was required to file such a form, (ii) the Acquiror’s Quarterly Reports on Form 10-Q for each fiscal quarter of the Acquiror beginning with the first quarter the Acquiror was required to file such a form, (iii) all proxy statements relating to the Acquiror’s meetings of shareholders (whether annual or special) held, and all information statements relating to shareholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iv) its Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (v) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to the Group Parties pursuant to this Section 5.16(a)) filed by the Acquiror with the SEC since the Acquiror’s formation (the forms, reports, registration statements, and other documents referred to in clauses (i), (ii), (iii), and (iv) above, whether or not available through EDGAR, are, collectively, the (“Acquiror SEC Documents”)).

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The Acquiror SEC Documents were, and the Additional Acquiror SEC Documents will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Acquiror SEC Documents did not, and the Additional Acquiror SEC Documents will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any Acquiror SEC Document or Additional Acquiror SEC Document has been or is revised or superseded by a later filed Acquiror SEC Document or Additional Acquiror SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As used in this Section 5.16(a), the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b) The audited financial statements of the Acquiror (the “Acquiror Audited Financial Statements”) and unaudited interim financial statements of the Acquiror (together with Acquiror Audited Financial Statements, the “Acquiror Financial Statements”) (including, in each case, the notes and schedules thereto) included in Acquiror SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of the Acquiror as of the respective dates thereof and the results of its operations and cash flows for the respective periods then ended.

(c) The Acquiror has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Acquiror is made known to the Acquiror’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To the Acquiror’s knowledge, such disclosure controls and procedures are effective in timely alerting the Acquiror’s principal executive officer and principal financial officer to material information required to be included in the Acquiror’s periodic reports required under the Exchange Act.

(d) The Acquiror has established and maintained a system of internal controls. To the Acquiror’s knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of the Acquiror’s financial reporting and the preparation of the Acquiror Financial Statements for external purposes in accordance with U.S. GAAP.

(e) There are no outstanding loans or other extensions of credit made by the Acquiror to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Acquiror. The Acquiror has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(f) The books of account, minute books and transfer ledgers and other similar Books and Records of the Acquiror have been maintained in accordance with good business practice, are complete and correct in all material respects and there have been no material transactions that are required to be set forth therein and which have not been so set forth.

(g) Except as otherwise noted in the Acquiror Financial Statements, the accounts and notes receivable of the Acquiror reflected in the Acquiror Financial Statements: (i) arose from bona fide transactions in the Ordinary Course of Business and are payable on ordinary trade terms, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim to which the Acquiror has been notified in writing as of the date hereof except to the extent set forth in such balance sheet contained therein, and (iv) are not the subject of any actions or proceedings brought by or on behalf of the Acquiror or any of its subsidiaries as of the date hereof.

5.17 Certain Business Practices. Except as would not reasonably be expected to have a Acquiror Material Adverse Effect, neither the Acquiror, nor any director, officer, agent or employee of the Acquiror (in their capacities as such) has (i) used any the Acquiror group funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials

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or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act or (iii) made any other unlawful payment. Neither the Acquiror, nor, to the knowledge of the Acquiror, any director, officer, agent or employee of the Acquiror (nor any Person acting on behalf of any of the foregoing, but solely in his or her capacity as a director, officer, employee or agent of the Acquiror) has, since its formation, directly or indirectly, in connection with the business of the Acquiror group, given or agreed to give any gift or similar benefit in any amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Acquiror or assist the Acquiror in connection with any actual or proposed transaction, which, if not given or continued in the future, would reasonably be expected to adversely affect the business or prospects of the Acquiror and would reasonably be expected to subject the Acquiror to suit or penalty in any private or governmental litigation or proceeding.

5.18 Money Laundering Laws. The operations of the Acquiror are and have been conducted at all times in compliance with the Money Laundering Laws, and no Action involving the Acquiror with respect to the Money Laundering Laws is pending or, to the knowledge of the Acquiror, threatened.

5.19 Litigation and Claims. There is no civil, criminal or administrative action, suit, demand, claim, hearing, proceeding or disclosed investigation pending or, to the knowledge of the Acquiror, threatened, against the Acquiror, which, if determined adversely, could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of any of the Acquiror to enter into and perform its respective obligations under this Agreement or any Additional Agreement to which any of the Acquiror is a party, as applicable. There is no unsatisfied judgment or any open injunction binding upon the Acquiror which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of any of the Acquiror to enter into and perform its obligations under this Agreement or any Additional Agreement to which any of the Acquiror is a party, as applicable.

5.20 No Other Representations and Warranties. Except as provided in this Article V, neither the Acquiror or any of its Affiliates nor any of their respective directors, managers, officers, employees, equity holders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to the Group Parties or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Group Parties.

5.21 Representations and Warranties of Merger Subs. Immediately following their accession to this Agreement in accordance with Section 7.7, each of the Merger Subs hereby represents and warrants to the Group Parties that each of the representations and warranties in Sections 5.1 to 5.4, Sections 5.8 to 5.9, Sections 5.12 to 5.15, and Sections 5.17 to 5.19 (with references to the Acquiror being replaced with reference to either Merger Sub I or Merger Sub II, as the case may be) are true, correct, and complete as of the date that it became a party to this Agreement.

Article VI
COVENANTS OF All PARTIES HERETO

6.1 Alternative Transactions. From the date hereof through the earlier of (x) termination of this Agreement in accordance with Article XII and (y) the Closing, other than in connection with the transactions contemplated hereby, neither the Group Parties, on the one hand, nor the Acquiror or the Merger Subs, on the other hand, shall, and such Persons shall cause each of their respective officers, directors, Affiliates, managers, consultants, employees, representatives (including investment bankers, attorneys and accountants) and agents not to, directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning, or make any offers or proposals related to, any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction, (iii) enter into, engage in or continue any discussions or negotiations with respect to an Alternative Transaction with, or provide any non-public information, data or access to employees to, any Person that has made, or that is considering making, a proposal with respect to an Alternative Transaction or (iv) approve, recommend or enter into any Alternative Transaction or any Contract related to any Alternative Transaction. For purposes of this Agreement, the term “Alternative Transaction” shall mean any of the following transactions involving the Group Parties, the Acquiror, or the Merger Subs (other than the transactions contemplated by this Agreement): (1) any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, consolidation, liquidation or dissolution or other similar transaction, or (2) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such Person or any class or series of the capital stock or other equity interests of the Group Parties or the Acquiror in a single transaction or series of transactions. In the

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event that there is an unsolicited proposal for, or an indication of a serious interest in entering into, an Alternative Transaction, communicated in writing to the Group Parties or the Acquiror or any of their respective representatives or agents (each, an “Alternative Proposal”), such party shall as promptly as practicable (and in any event within one (1) Business Day after receipt) advise the other parties to this Agreement orally and in writing of such Alternative Proposal and the material terms and conditions of any such Alternative Proposal (including any changes thereto) and the identity of the person making any such Alternative Proposal. The Group Parties and the Acquiror shall keep the other parties informed on a reasonably current basis of material developments with respect to any such Alternative Proposal.

6.2 Access to Information.

(a) From the date hereof until and including the Closing Date or the earlier termination hereof, the Group Parties (solely with respect to the Group Parties) and the Acquiror (with respect to the Acquiror and the Merger Subs) shall, to the best of their ability, (a) continue to give the other party, its legal counsel and other representatives reasonable access to the offices, properties and, Books and Records, in the case of Group Parties, solely with respect to the Group Parties, (b) furnish to the other party, its legal counsel and other representatives such information relating to the Platform Business and the business of the Acquiror as such Persons may request and (c) subject to execution of customary access letters, cause the employees, legal counsel, accountants and representatives to cooperate with the other party in its investigation of the Platform Business; provided that no investigation pursuant to this Section (or any investigation prior to the date hereof) shall affect any representation or warranty given by the Group Parties or the Acquiror and, provided further, that any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the Platform Business. The foregoing notwithstanding, the Group Parties shall not be required to afford such access if it would (i) unreasonably disrupt the operations of the Group Parties or any of the Group Parties, (ii) cause a risk of a loss of privilege to the Group Parties or any of the Group Parties, or (iii) reasonably be expected to result in a violation of any applicable Law.

(b) The Acquiror shall procure that the Sponsor will indemnify and hold harmless the Group Parties from and against any Losses that may be incurred by the Group Parties from the date hereof until and including the Closing Date or the earlier termination hereof, to the extent directly arising out of or resulting from the bad faith or gross negligence of the Acquiror, the Acquiror’s Representatives, or the Merger Subs in the use, storage or handling by the Acquiror or the Acquiror’s Representatives of (i) any personally identifiable information relating to employees or customers of Group Parties or any Group Parties and (ii) any other information that is protected by applicable Law (including privacy Laws) or Contract and to which Acquiror or the Acquiror’s Representatives are afforded access pursuant to the terms of this Agreement.

6.3 Notices of Certain Events. Each party shall promptly notify the other parties of:

(a) any notice or other communication from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of B2B, B2BSub, HKSub, OPH or Fintech (or the Acquiror, post-Closing) to any such Person or create any Lien on any capital stock of the Acquiror or any of B2B’s, B2BSub’s, HKSub’s, OPH’s, Fintech’s or the Acquiror’s assets;

(b) any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c) any Actions commenced or threatened against, relating to or involving or otherwise affecting either party or any of their shareholders or their equity, assets or business or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d) the occurrence of any fact or circumstance which constitutes or results, or might reasonably be expected to constitute or result, in a Group Parties Material Adverse Effect or a Acquiror Material Adverse Effect; and

(e) the occurrence of any fact or circumstance which results, or might reasonably be expected to result, in any representation made hereunder by such party to be false or misleading in any material respect or to omit or fail to state a material fact, in each case that would result in the failure to satisfy the condition to the other party’s obligation to close as set forth in Sections 9.2 or 9.3, as applicable.

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6.4 Registration Statement and Proxy Statement; Acquiror Extraordinary General Meeting.

(a) As promptly as practicable after the Signing Date, the Acquiror shall prepare (with each Group Party’s reasonable cooperation) and file with the SEC (x) the Registration Statement, which document shall include a prospectus in connection with the registration under the Securities Act of Acquiror Ordinary Shares comprising the Aggregate Stock Consideration (collectively, the “Registration Statement Securities”) and (y) the proxy statement to be sent to the Acquiror’s shareholders for purposes of the Acquiror Extraordinary Meeting (such proxy statement, together with any amendments or supplements thereto, the “Proxy Statement”). Each of the Acquiror, B2B, B2BSub, HKSub, OPH, Fintech and TAG shall use its reasonable best efforts to cause each of the Registration Statement and the Proxy Statement to comply with the rules and regulations promulgated by the SEC, to have the Registration Statement declared effective under the Securities Act, and to have the Proxy Statement clear SEC review as promptly as practicable after such filing. Each of the Acquiror, B2B, B2BSub, HKSub, OPH, Fintech and TAG shall also use its reasonable best efforts to keep the Registration Statement effective as long as is necessary to consummate the transactions contemplated hereby and to file the definitive Proxy Statement as promptly as practicable following the earliest to occur of (x) if the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act or (y) if the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC (the “Proxy Clearance Date”). The Acquiror also agrees to use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement.

(b) B2B, B2BSub, HKSub, OPH, Fintech and TAG shall furnish all information concerning the Group Parties as the Acquiror may reasonably request in connection with the preparation and filing of each of the Registration Statement and the Proxy Statement, including reasonable information concerning the business of the Group Parties and the management, operations and financial condition of the Group Parties as is required by the SEC (“TAG Business Information”) and all financial statements required by relevant securities laws and regulations (the “Required Financial Statements”), which shall be prepared under such accounting principles and for such periods as required by the forms, rules and regulations of the SEC or as requested by the SEC in connection with its review of each of the Registration Statement and the Proxy Statement or any Offer Documents (as defined below). The Acquiror and the Merger Subs, on the one hand and B2B, B2BSub, HKSub, OPH, Fintech and TAG, on the other hand, also agree to furnish to the other parties all information concerning itself, its Subsidiaries, officers, directors, managers, stockholders, and other equityholders and information regarding such other matters as may be reasonably necessary or advisable or as may be reasonably requested in connection with the Registration Statement, the Proxy Statement, a current report on Form 8-K pursuant to the Exchange Act in connection with the transactions contemplated by this Agreement, or any other statement, filing, notice, or application made by or on behalf of the Acquiror, B2B, B2BSub, HKSub, OPH, Fintech or TAG, or their respective Subsidiaries to any regulatory authority (including Nasdaq) in connection with the business combination contemplated by this Agreement and the other transactions contemplated hereby (the “Offer Documents”).

(c) To the extent not prohibited by Law, the Acquiror will advise the Group Parties, reasonably promptly after the Acquiror receives notice thereof, (i) of the time when the Registration Statement has become effective, the Proxy Clearance Date, and any supplement or amendment to the Registration Statement or the Proxy Statement has been filed, (ii) of the issuance of any stop order or the suspension of the qualification of the Acquiror Ordinary Shares for offering or sale in any jurisdiction, (iii) of the initiation or written threat of any proceeding for any such purpose, and (iv) of any request by the SEC for the amendment or supplement of the Registration Statement or the Proxy Statement or for additional information. To the extent not prohibited by Law, the Group Parties and their counsel shall be given a reasonable opportunity to review and comment on the Registration Statement, the Proxy Statement, and any Offer Document each time before any such document is filed with the SEC, and the Acquiror shall give reasonable and good faith consideration to any comments made by the Group Parties and their counsel. To the extent not prohibited by Law, the Acquiror shall provide the Group Parties and their counsel with (A) any comments or other communications, whether written or oral, that the Acquiror or its counsel may receive from time to time from the SEC or its staff with respect to the Registration Statement, the Proxy Statement, and the Offer Documents promptly after receipt of those comments or other communications and (B) a reasonable opportunity to participate in the response of the Acquiror to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating with the Acquiror or its counsel in any discussions or meetings with the SEC.

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(d) Each of the Acquiror, the Merger Subs, B2B, B2BSub, HKSub, OPH and Fintech shall ensure that none of the information supplied by it or on its behalf for inclusion or incorporation by reference in (A) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at each time at which it is amended and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (B) the definitive Proxy Statement will, at the date it is first mailed to the Acquiror’s shareholders and at the time of the Acquiror Extraordinary General Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(e) The Warrantor represents and warrants that the information relating to Group Parties supplied by the Group Parties for inclusion in the Registration Statement will not, as of the date on which the Registration Statement (or any amendment or supplement thereto) is filed with the SEC, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading. The Warrantor represents and warrants that the information relating to Group Parties supplied by the Group Parties for inclusion in the Proxy Statement will not as of the date on which the definitive Proxy Statement (or any amendment or supplement thereto) is first distributed to holders of Acquiror Ordinary Shares or at the time of Acquiror Extraordinary General Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(f) The Acquiror represents and warrants that the information relating to it and the Merger Subs supplied by it for inclusion in the Registration Statement will not, as of the date on which the Registration Statement (or any amendment or supplement thereto) is filed with the SEC, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading. The Acquiror represents and warrants that the information relating to it and the Merger Subs supplied by it for inclusion in the Proxy Statement will not as of the date on which the definitive Proxy Statement (or any amendment or supplement thereto) is first distributed to holders of Acquiror Ordinary Shares or at the time of the Acquiror Extraordinary General Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(g) If at any time prior to the Closing Date any information relating to the Group Parties, the Acquiror, the Merger Subs, or any of their respective Subsidiaries, Affiliates, directors or officers, which is required to be set forth in an amendment or supplement to the Registration Statement, the Proxy Statement, or any Offer Documents, so that none of such documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, is discovered by the Group Parties or the Acquiror, then the party which discovers such information shall promptly notify the other parties to this Agreement, and the Acquiror shall promptly file with the SEC an appropriate amendment or supplement describing such information and, to the extent required by Law, disseminate such information to the relevant shareholders. To the extent not prohibited by Law, the Acquiror shall provide the Group Parties and their counsel with a reasonable opportunity to participate in the preparation of such amendments and supplements.

(h) The Acquiror shall, as promptly as practicable after the Proxy Clearance Date and the date that the SEC has declared that the Registration Statement is effective under the Securities Act, establish a record date (which date shall be mutually agreed with TAG, who shall not unreasonably delay, withhold or condition such agreement) for a meeting of holders of Acquiror Ordinary Shares to be called and held for the purpose of considering the proposals raised in the Proxy Statement (the “Acquiror Extraordinary General Meeting”).

(i) The Acquiror shall, as soon as practicable following both the Proxy Clearance Date and the effectiveness of the Registration Statement, distribute the definitive Proxy Statement to the holders of Acquiror Ordinary Shares and, pursuant thereto, shall call the Acquiror Extraordinary General Meeting in accordance with its Organizational Documents and BVI Law. Subject to the other provisions of this Agreement, the Acquiror shall solicit proxies from such holders to vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby and the other matters presented to the shareholders of the Acquiror for approval or adoption at Acquiror Extraordinary General Meeting.

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(j) The parties shall comply with all applicable provisions of and rules under the Securities Act and Exchange Act and all applicable BVI Law, Hong Kong Law and other applicable corporate Law in the preparation, filing and amendment (if necessary) of the Registration Statement, the preparation, filing, amendment (if necessary) and distribution of the definitive Proxy Statement, the solicitation of proxies under the Proxy Statement, and the calling and holding of the Acquiror Extraordinary General Meeting.

(k) The Acquiror shall provide to its shareholders proxy materials for the purpose of soliciting proxies from holders of Acquiror Ordinary Shares to, among other things, vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby (“Acquiror Shareholder Approval”) at the Acquiror Extraordinary General Meeting. The Acquiror, acting through its board of directors, shall include in the Proxy Statement the recommendation of its board of directors that the holders of Acquiror Ordinary Shares vote in favor of the adoption of this Agreement and the approval of the transactions contemplated hereby (the “Acquiror Recommendation”), and shall otherwise use its commercially reasonable efforts to obtain the Acquiror Shareholders Approval. The board of directors of the Acquiror shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Acquiror Recommendation (a “Change in Recommendation”); provided, that the board of directors may make a Change in Recommendation if it determines in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would reasonably be expected to constitute a breach by Acquiror’s board of directors of its fiduciary obligations to the holders of Acquiror Ordinary Shares under Applicable Law.

(l) The Acquiror agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Acquiror Extraordinary General Meeting for the purpose of seeking approval of the matters described herein shall not be affected by any Change in Recommendation, and the Acquiror agrees to establish a record date for, duly call, give notice of, convene and hold the Acquiror Extraordinary General Meeting and submit for the approval of its shareholders the matters contemplated by the Proxy Statement, regardless of whether or not there shall have occurred any Change in Recommendation.

(m) Notwithstanding anything to the contrary contained in this Agreement, the Acquiror shall be entitled to postpone or adjourn the Acquiror Extraordinary General Meeting: (i) to ensure that any supplement or amendment to the Proxy Statement that the board of directors of Acquiror has determined in good faith is required by applicable Law is disclosed to the holders of Acquiror Ordinary Shares and for such supplement or amendment to be promptly disseminated prior to the Acquiror Extraordinary General Meeting; (ii) if, as of the time for which the Acquiror Extraordinary General Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Acquiror Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Acquiror Extraordinary General Meeting; or (iii) in order to solicit additional proxies from holders of Acquiror Ordinary Shares for purposes of obtaining approval of the matters set forth in the Proxy Statement; provided, that in the event of a postponement or adjournment pursuant to clauses (i) or (ii) above, the Acquiror Extraordinary General Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved.

6.5 Form 8-K; Press Releases.

(a) Within four (4) Business Days following the execution of this Agreement, the Acquiror will prepare and file a current report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, which TAG and the Group Parties may review and comment upon prior to filing. Promptly after the execution of this Agreement, the Acquiror and the Group Parties shall also issue a joint press release announcing the execution of this Agreement.

(b) Prior to the Closing, the Acquiror and TAG, B2B, and Fintech shall prepare a mutually agreeable press release announcing the consummation of the Acquisition Merger (the “Closing Press Release”). Concurrently with the Closing, the Acquiror shall distribute the Closing Press Release, and as soon as practicable thereafter, file a current report on Form 8-K with the SEC.

6.6 Reporting and Compliance with Laws. From the date hereof through the Closing Date, each party hereto will, or will cause its Subsidiaries to, duly and timely file all Tax Returns required to be filed with the applicable Taxing Authorities on or prior to the Closing Date, pay any and all Taxes required by any Taxing Authority and duly observe and conform in all material respects, to all applicable Laws and Orders.

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6.7 Third Party Consents. Each party hereto shall use its commercially reasonable efforts to obtain each Third Party Consent as promptly as practicable hereafter; provided, that in no event shall any Group Party be obligated to make any payment in order to obtain any Third Party Consent.

6.8 Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to finalize the Additional Agreements and any other ancillary documents contemplated in this Agreement within 60 days from the Signing Date (or such later date otherwise agreed by the parties hereto in writing), but in no event later than immediately prior to Closing, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and to cooperate as reasonably requested by the other party, to consummate and implement expeditiously each of the transactions contemplated by this Agreement. The parties hereto shall execute and deliver such other documents, certificates, agreements, and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

6.9 Tax Treatment.

(a) Transfer Taxes. Notwithstanding anything to the contrary contained herein, the Post-Combination Company shall pay all Transfer Taxes. The party customarily responsible under applicable Law shall file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes and the parties hereto shall reasonably cooperate in duly and properly preparing, executing, and filing any certificates or other documents that may reduce or eliminate any such Transfer Taxes and any such Tax Returns and other documentation required to be filed in connection with such Transfer Taxes. The party responsible for filing any such Tax Returns shall provide to the other party evidence of timely filing and payment of all such Transfer Taxes.

(b) Intended Tax Treatment. For U.S. federal (and, as applicable, state and local) income tax purposes, each of the parties hereto shall use its reasonable best efforts to cause the Acquisition Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code (“Intended Tax Treatment”). None of the parties shall (and each of the parties shall cause their respective Subsidiaries not to) take any action, or fail to take any action, that could reasonably be expected to cause the Acquisition Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the parties hereto shall take any Tax position contrary to the Intended Tax Treatment, or in any proceeding, audit, or examination, except to the extent required to do so pursuant to a “determination” within the meaning of Section 1313(a) of the Code. Each party hereto agrees to promptly notify all other parties of any challenge to the Intended Tax Treatment by any Authority.

(c) Post-Closing Cooperation. After the Closing, the Group Parties and the Acquiror shall reasonably cooperate in preparing and filing all Tax Returns to the extent such filing requires one party to provide necessary information, records and documents relating to the Group Parties to the other party. The Group Parties and the Acquiror shall cooperate in the same manner in defending or resolving any audit, examination or litigation relating to Taxes.

6.10 Compliance with SPAC Agreements. The Group Parties and the Acquiror shall comply with each of the agreements entered into in connection with the IPO, including that certain registration rights agreement, dated as of May 14, 2019 by and between the Acquiror and the investors named therein.

6.11 Confidentiality. Except as necessary to complete the Registration Statement and the Proxy Statement, the parties shall hold and shall cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement, including in each case the existence of the Agreement and the transactions contemplated hereby or any negotiations or discussions with respect thereto (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources, which source is not the agent of the other party, by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its representatives in connection with this Agreement. In the event that any party believes that it is required to disclose any such confidential information pursuant to applicable Laws, such party shall give timely written notice to the other party so that such party may have an opportunity to obtain a protective order or other appropriate relief. Each party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the

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other party if it exercises no less care as it takes to preserve confidentiality for its own similar information. The parties acknowledge that some previously confidential information will be required to be disclosed in each of the Registration Statement and the Proxy Statement.

6.12 Directors’ and Officers’ Indemnification and Insurance.

(a) The parties agree that all rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors and officers of the Acquiror (the “D&O Indemnified Persons”) as provided its Organizational Documents, in each case as in effect on the date of this Agreement, or under any indemnification, employment or other similar agreements between any D&O Indemnified Person and the Acquiror in effect on the date hereof that were provided to Group Parties, shall survive the Closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law. For a period of six (6) years after the Closing Date, the Acquiror shall cause the Organizational Documents of the Acquiror to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses to D&O Indemnified Persons than are set forth as of the date of this Agreement in the Organizational Documents of the Acquiror to the extent permitted by applicable Law. The provisions of this Section 6.12 shall survive the Closing and are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Persons and their respective heirs and representatives.

(b) The Acquiror shall, or shall cause its Affiliates to, obtain for a “tail” insurance policy that provides coverage for up to a six-year period from the Closing Date, for the benefit of the D&O Indemnified Persons (the “D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the Acquiror’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided that the premium of the D&O Tail Insurance shall be paid out of the funds in the Trust Account; provided further that in no event shall the Acquiror be required to expend for such policies pursuant to this Section 6.12(b) an annual premium amount in excess of 200% of the amount per annum the Acquiror paid in its last full fiscal year, which amount is set forth in Schedule 6.12(b). The Acquiror shall cause such D&O Tail Insurance to be maintained in full force and effect, for its full term, and cause its Affiliates to honor all obligations thereunder.

(c) On the Closing Date, the Acquiror shall enter into customary indemnification agreements reasonably satisfactory to all Acquiror Indemnitees, which indemnification agreements shall continue to be effective following the Closing.

(d) TAG hereby agrees to indemnify and hold harmless each of the individuals set forth on Schedule 6.12(d) (the “Acquiror Indemnitees”) against and in respect of any and all Losses incurred or sustained by the Acquiror Indemnitees as a result of or in connection with any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties and post-Closing covenants of the Group Parties contained herein or in any of the Additional Agreements or any certificate or other writing delivered pursuant hereto, provided that the aggregate amount of all Losses for which the Group Parties shall be liable pursuant to Section 6.12(a) shall not exceed US$2,000,000. Any indemnification payment hereunder shall take into account any proceeds of the D&O Tail Insurance or other third party reimbursement actually received. In the event that a recovery with respect to any Losses has been obtained by the Acquiror Indemnitees, then a refund equal to the aggregate amount of the recovery shall be made promptly to TAG or its Affiliates (as directed by TAG). For the avoidance of doubt, any recovery by one or more Acquiror Indemnitees under Article X of this Agreement shall preclude the making of any duplicative claim by such Acquiror Indemnitees under this Section 6.12(d).

6.13 Private Financing. The Acquiror, B2B and Fintech shall use their reasonable best efforts to cause the Post-Combination Company to receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and Liabilities, of at least US$35,000,000, or such greater amount as determined by the parties hereto, in a private placement or other financing to be consummated simultaneously with the Closing (the “PIPE Investment”). Each of the Acquiror, B2B and Fintech shall procure that their Subsidiaries provide all necessary assistance and cooperation to secure the PIPE Investment.

6.14 Restrictive Legends. Each of the parties hereto will cooperate, as reasonably requested, with AGBA’s transfer agent to remove any restrictive legends on or affecting the Aggregate Stock Consideration as promptly as possible upon the Registration Statement becoming effective under the Securities Act.

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Article VII
COVENANTS OF THE ACQUIROR AND THE MERGER SUBS

7.1 Conduct of Business.

(a) From the date hereof through the Closing Date, the Acquiror shall remain a “blank check company” as defined in Rule 419 under the Securities Act, shall not conduct any business operations other than in connection with this Agreement and ordinary course operations to maintain its status as a Nasdaq-listed special purpose acquisition company pending the completion of the transactions contemplated hereby. Without limiting the generality of the foregoing, through the Closing Date, other than in connection with the transactions contemplated by this Agreement without requiring another party’s prior written consent (which shall not be unreasonably withheld), the Acquiror shall not, and shall cause its Subsidiaries to not amend, waive or otherwise change the Trust Agreement in any manner adverse to the Acquiror.

(b) From the date of their formation through the Effective Time, the Merger Subs shall remain subsidiaries solely for the purpose of entering into the Acquisition Merger and shall not conduct any business operations other than in connection with this Agreement pending the completion of the transactions contemplated hereby. Without limiting the generality of the foregoing, through the Effective Time, other than in connection with the transactions contemplated by this Agreement without requiring another party’s prior written consent (which shall not be unreasonably withheld), the Merger Subs shall not, and the Acquiror shall cause the Merger Subs to not amend or otherwise change their Organizational Documents in any manner.

7.2 Trust Account. The Acquiror shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement and for the payment of (i) all amounts payable to holders of Acquiror Securities who shall have validly redeemed their Acquiror Securities upon acceptance by the Acquiror of such Acquiror Securities (the “Acquiror Securities Redemptions”), (ii) the operating expenses of ordinary operations to the third parties to which they are owed in an amount not to exceed US$1,000,000 (or its Hong Kong Dollar equivalent), (iii) the Deferred Underwriting Amount to the underwriter in the IPO, (iv) any amounts payable in accordance with any promissory notes issued prior to the Closing as disclosed to the Group Parties in writing, and (v) the premium of the D&O Tail Insurance (defined in Section 6.12).

7.3 Employees of the Group Parties. Effective as of the Closing, the Acquiror and the Merger Subs shall cause the Group Parties to use commercially reasonable efforts to continue the employment of all employees of the Group Parties on terms that are no less favorable to such employees than those in effect as of the Closing Date, including, without limitation, providing a salary or wage level and bonus opportunity no less than the salary or wage level and bonus opportunity to which such employee was entitled immediately prior to the Closing Date. Prior to the Closing, the Group Parties shall use commercially reasonable efforts to cause the Key Personnel, as a condition to their continued employment with the Group Parties, to execute and deliver to the Group Parties non-disclosure, non-solicitation and non-compete agreements.

7.4 Nasdaq Matters. From the Signing Date through the Closing, the Acquiror shall remain listed as a public company on Nasdaq and shall prepare and submit to Nasdaq a listing application in connection with the transactions contemplated by this Agreement, covering the Registration Statement Securities (the “Listing Application”). The Group Parties shall reasonably cooperate with the Acquiror with respect to the Listing Application and the Group Parties and their counsel shall be given a reasonable opportunity to review and comment on the Listing Application before it is submitted to Nasdaq. The Acquiror shall give reasonable and good faith consideration to any comments made by the Group Parties and their counsel. The Acquiror shall use its reasonable best efforts to cause: (a) the Listing Application to be approved by Nasdaq; (b) the Acquiror to satisfy all applicable initial and continuing listing requirements of Nasdaq; and (c) the Registration Statement Securities, to be approved for listing on Nasdaq, in each case, as promptly as reasonably practicable after the Signing Date, and in any event as of immediately following the Closing Date.

7.5 Section 16 of the Exchange Act. Prior to the Closing, the board of directors of the Acquiror, or an appropriate committee thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC relating to Rule 16b-3(d) under the Exchange Act, such that the acquisition of Acquiror Ordinary Shares pursuant to this Agreement by any officer or director of B2B, B2BSub, HKSub, OPH, Fintech or TAG who is expected to become a “covered person” of the Acquiror for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder (“Section 16”) shall be exempt acquisitions for purposes of Section 16.

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7.6 Release. Except as provided in Article X, effective upon and following the Closing, the Acquiror and the Merger Subs, each on its own behalf and on behalf of its respective Affiliates and Representatives, generally, irrevocably, unconditionally and completely releases and forever discharges the Group Parties, each of its Affiliates and each of its and its Affiliates’ respective Related Parties, and each of their respective successors and assigns and each of their respective Related Parties (collectively, the “Group Parties Released Parties”) from all disputes, claims, losses, controversies, demands, rights, liabilities, actions and causes of action of every kind and nature, whether known or unknown (collectively, “Claims”), arising from any matter concerning any Group Parties occurring prior to the Closing Date (other than as contemplated by this Agreement), including for controlling equityholder liability or breach of any fiduciary duty relating to any pre-Closing actions or failure to act by the Group Parties Released Parties; provided, however, that nothing in this Section 7.6 shall release any Group Parties Released Parties from: (i) their obligations under this Agreement, the Additional Agreements or any other agreement between any Group Parties Released Party, on the one hand, and Acquiror, the Merger Subs, or any of their respective Affiliates and Representatives, on the other hand, including with respect to any breach of this Agreement, the Additional Agreements or such other agreements, (ii) as applicable, any Claims or breaches of fiduciary duty arising out of such Group Parties Released Party’s employment by any Group Party, (iii) any Fraud Claims, or (iv) any Claims which cannot be released as a matter of law.

7.7 Merger Subs. The Acquiror shall duly incorporate the Merger Subs as British Virgin Island business companies in accordance with BVI Law as promptly as possible after the Signing Date and in no event less than 14 days therefrom (or such later date otherwise agreed by the parties in writing). Upon their due formation under BVI Law, the Merger Subs shall issue resolutions adopting and ratifying this Agreement. Immediately following the incorporation of the Merger Subs, the Acquiror shall, and the Acquiror shall procure the Merger Subs to, execute and deliver to B2B, B2BSub, HKSub, OPH, Fintech and TAG an accession agreement, substantially in the form as set forth at Schedule 7.7. Upon their accession to this Agreement, the Merger Subs shall issue resolutions confirming and ratifying their accession to this Agreement. The Acquiror and the Merger Subs shall take all such other actions, including any other documents, certificates, agreements, and other writings, as may be necessary or desirable in order for each of the Merger Subs to become a party to this Agreement and subject to the terms, conditions, and obligations herein.

7.8 Settlement of Acquiror Liabilities. Concurrently with the Closing, all outstanding Liabilities of the Acquiror shall be settled and paid in full and reimbursement of out-of-pocket expenses reasonably incurred by the Acquiror’s officers, directors, or any of their respective Affiliates, in connection with identifying, investigating and consummating a business combination, subject to the limitations set forth in Section 7.2.

Article VIII
COVENANTS OF THE GROUP PARTIES

8.1 Conduct of Business. From the date hereof through the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, each of B2B, B2BSub, HKSub, OPH, and Fintech shall conduct business only in the Ordinary Course of Business, shall not enter into any material transactions outside of the Ordinary Course of Business or not contemplated or required under this Agreement without the prior written consent of the Acquiror (not to be unreasonably withheld or delayed), and shall use their commercially reasonable efforts to preserve intact the Group Parties’ business relationships with employees, clients, suppliers and other third parties. Without limiting the generality of the foregoing, from the date hereof until and including the Closing Date, without the Acquiror’s prior written consent (which shall not be unreasonably withheld or delayed), except as set forth on Schedule 8.1, B2B, B2BSub, HKSub, OPH, and Fintech shall not, and TAG shall cause each of them not to:

(a) amend, modify or supplement any of the Group Parties’ Organizational Documents, as applicable;

(b) amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any Contract or any other right or asset, in each instance, which is material to any Group Parties’ business and operations, as applicable;

(c) modify, amend or enter into any Contract with any Group Party, as applicable, which (A) is with respect to Real Property, (B) extends for a term of one year or more or (C) obligates the payment of more than US$5,000,000 (or its Hong Kong Dollar equivalent) (individually or in the aggregate);

(d) make any capital expenditures in excess of US$5,000,000 (or its Hong Kong Dollar equivalent) (individually or in the aggregate);

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(e) sell, lease, license or otherwise dispose of any of the Group Parties’ assets or assets covered by any of the Group Parties’ respective, Contracts except (i) pursuant to existing Contracts or commitments disclosed herein, or (ii) sales of Inventory in the Ordinary Course of Business;

(f) except for transactions solely among the Group Parties, pay, declare or promise to pay any dividends or other distributions with respect to its capital stock, or pay, declare or promise to pay any other payments to any shareholder (other than, in the case of any shareholder that is an employee, payments of salary accrued in said period at the current salary rate);

(g) authorize any salary increase of more than 20% for any employee making an annual salary equal to or greater than US$500,000 or in excess of US$1,000,000 (or their Hong Kong Dollar equivalents) in the aggregate on an annual basis or change the bonus or profit sharing policies of the Group Parties;

(h) obtain or incur any Indebtedness, including drawings under the Group Parties’ existing lines of credit, in excess of US$5,000,000 (or its Hong Kong Dollar equivalent), other than accounts payable and accrued Liabilities in the Ordinary Course of Business;

(i) suffer or incur any Lien, except for Permitted Liens, on the Group Parties’ assets, as applicable;

(j) merge or consolidate with or acquire any other Person or be acquired by any other Person;

(k) suffer any material insurance policy protecting any of the Group Parties’ assets, as applicable, to lapse;

(l) amend any of the Group Parties’ employee plans or fail to continue to make timely contributions thereto in accordance with the terms thereof;

(m) except as required by Law or changes to U.S. GAAP, make any change in any of the Group Parties’ accounting principles or methods or write down the value of any Inventory or assets;

(n) change the primary place of business or jurisdiction of organization;

(o) extend any loans other than travel or other expense advances to employees in the Ordinary Course of Business not to exceed US$100,000 individually or US$1,000,000 in the aggregate (or their Hong Kong Dollar equivalents);

(p) issue, redeem or repurchase any capital stock, membership interests or other securities, or issue any securities exchangeable for or convertible into any shares of any of the Group Parties’ capital stock, as applicable;

(q) make or change any material Tax election or change any annual Tax accounting periods; or

(r) agree to do any of the foregoing.

8.2 Annual and Interim Financial Statements. From the date hereof through the Closing Date, within forty-five (45) calendar days following the end of each three-month quarterly period, TAG shall deliver to the Acquiror an unaudited consolidated summary of OPH’s and Fintech’s earnings and an unaudited consolidated balance sheet for the period from the Balance Sheet Date through the end of such quarterly period and the applicable comparative period in the preceding fiscal year. TAG shall also promptly deliver to the Acquiror copies of any audited consolidated financial statements in compliance with U.S. GAAP of OPH and Fintech that its certified public accountants may issue (the “TAG Audited Financial Statements”). Following the OPH Merger, all references to OPH in this Section 8.2 shall be replaced with references to B2B.

8.3 Financial Information. B2B and Fintech will, and will procure the Group Parties to, provide additional financial information as required by any Law or Authority for inclusion in any filings to be made by the Acquiror with the SEC. If requested by each Group Party’s auditors, such information must be reviewed or audited by the Group Party’s auditors.

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8.4 Group Parties Disclosure Schedules and Exhibits.

(a) The Group Parties Disclosure Schedules shall be arranged in separate parts corresponding to numbered and lettered sections and subsections contained in this Agreement, and information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify the particular representation or warranty set forth in the corresponding numbered or lettered Section or subsection of this Agreement and any other representation or warranty that is reasonably apparent on the face of the disclosure (without reference to any document referred to therein or any independent knowledge on the part of the reader regarding the matter disclosed) that such information qualifies another representation and warranty of the Group Parties in this Agreement. Certain information set forth in the Group Parties Disclosure Schedules is or may be included solely for informational purposes, is not an admission of liability with respect to the matters covered by the information and may not be required to be disclosed pursuant to this Agreement. The specification of any Dollar or Hong Kong Dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Group Parties Disclosure Schedules is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and no party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Group Parties Disclosure Schedules in any dispute or controversy between the parties as to whether any obligation, item, or matter not described herein or included in Group Parties Disclosure Schedules is or is not material for purposes of this Agreement.

(b) Five (5) Business Days prior to the Closing Date, B2B and Fintech shall supplement or amend the Group Parties Disclosure Schedules with respect to any matter that arises or is discovered after the date hereof that, if existing or known at the date hereof, would have been required to be set forth or listed in the Group Parties Disclosure Schedules.

8.5 OPH Merger. The Group Parties shall procure that OPH and HKSub consummate the OPH Merger prior to the Closing, with OPH as the surviving entity. B2B, OPH, HKSub and TAG shall take all reasonable other actions, including obtaining any other documents, certificates, agreements, and other writings, as may be necessary or desirable in order for the OPH Merger to become legally effective under Hong Kong Law.

Article IX
CONDITIONS TO CLOSING

9.1 Conditions to the Obligations of the Parties. The obligations of the parties hereto to consummate the Closing are subject to the satisfaction, or the waiver by the mutual agreement of the parties, of all the following conditions:

(a) No provisions of any applicable Law, and no final, non-appealable Order shall prohibit the consummation of the Closing.

(b) There shall not be any Action brought by a third party that is not an Affiliate of the parties hereto to enjoin or otherwise restrict the consummation of the Closing.

(c) The SEC shall have completed its review of Proxy Statement, and the Acquiror shall have filed the definitive Proxy Statement with the SEC and distributed the definitive Proxy Statement to its shareholders.

(d) The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn.

(e) The Acquiror Shareholder Approval shall have been obtained.

(f) The Merger Sub Shareholder Approvals shall have been obtained.

(g) The TAG Shareholder Approvals shall have been obtained.

(h) The OPH Merger shall have been consummated and legally effective under Hong Kong Law.

(i) All Consents required to be obtained from or made with any Authority in order to consummate the transactions contemplated by this Agreement shall have been obtained or made.

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(j) Each of the Additional Agreements shall have been entered into and the same shall be in full force and effect.

(k) The Articles of Merger I shall have been executed, shall have been filed with and accepted by the BVI Registrar of Corporate Affairs, and shall have become effective under BVI Law.

(l) The Articles of Merger II shall have been executed, shall have been filed with and accepted by the BVI Registrar of Corporate Affairs, and shall have become effective under BVI Law.

9.2 Conditions to Obligations of the Acquiror. The obligation of the Acquiror to consummate the Closing is subject to the satisfaction, or the waiver at the Acquiror’s sole and absolute discretion, of all the following further conditions:

(a) The Group Parties shall have duly performed the obligations hereunder required to be performed at or prior to the Closing Date in all material respects (disregarding all references to “material respects” that may already be contained in the applicable covenants).

(b) All of the representations and warranties of the Warrantor contained in Article IV of this Agreement and in any certificate delivered by the Group Parties pursuant hereto shall: (i) be true and correct at and as of the date of this Agreement and (ii) be true and correct as of the Closing Date (except for representation and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only to be true and correct as of such earlier date), in the case of (i) and (ii), other than as would not in the aggregate reasonably be expected to have a Group Parties Material Adverse Effect.

(c) No Group Parties Material Adverse Effect shall have occurred and be continuing.

(d) The Acquiror shall have received a certificate signed by a duly authorized representative of B2B, B2BSub, HKSub, OPH, Fintech and TAG to the effect set forth in clauses (a) through (c) of this Section 9.2.

(e) The Acquiror shall have received (i) the Organizational Documents of B2B, B2BSub, HKSub, OPH and Fintech as in effect as of the Closing Date and (ii) the copies of resolutions duly adopted by the board of directors and by the shareholders of each of B2B, B2BSub, HKSub, OPH and Fintech, authorizing this Agreement and the transactions contemplated hereby.

(f) The Key Personnel shall have executed the Employment Agreements, which shall be in full force and effect.

(g) Acquiror shall have received the Group Parties Disclosure Schedules updated as of the Closing Date.

(h) The Acquiror shall have received duly executed opinions from the Hong Kong and British Virgin Islands counsel of B2B and from the British Virgin Islands counsel of Fintech, in customary and mutually agreed form and substance for transactions of this nature, reasonably satisfactory to the Acquiror, addressed to the Acquiror and dated as of the Closing Date.

9.3 Conditions to Obligations of B2B, B2BSub, HKSub, OPH, Fintech and TAG. The obligations of B2B, B2BSub, HKSub, OPH, Fintech and TAG to consummate the Closing are subject to the satisfaction, or the waiver at the discretion of the Group Parties, of all of the following further conditions:

(a) The Acquiror and the Merger Subs shall have duly performed all of their obligations hereunder required to be performed at or prior to the Closing Date in all material respects (disregarding all references to “material respects” that may already be contained in the applicable covenants).

(b) All of the representations and warranties of the Acquiror contained in Article V shall be true and correct at and as of the date of this Agreement and all of the representations and warranties of the Acquiror and the Merger Subs in Article V shall be true and correct as of the Closing Date (except for representation and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only to be true and correct as of such earlier date), other than as would not in the aggregate reasonably be expected to have an Acquiror Material Adverse Effect.

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(c) No Acquiror Material Adverse Effect shall have occurred and be continuing.

(d) The Group Parties shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Acquiror to the effect set forth in clauses (a) through (c) of this Section 9.3.

(e) The Merger Subs shall have been duly incorporated and become parties to this Agreement;

(f) The Acquiror Securities Redemptions shall have been completed in accordance with the terms hereof and of the Registration Statement and the Proxy Statement.

(g) From the date hereof until the Closing, the Acquiror shall have been in material compliance with the reporting requirements under the Securities Act and the Exchange Act applicable to the Acquiror.

(h) All remaining Indebtedness owed by the Acquiror to the Sponsor, after repayment in accordance with Section 7.2, shall have been converted into Acquiror Units at the price of US$10.00 per share in accordance with the promissory notes issued to the Sponsor.

(i) The Acquiror shall have filed with the BVI Registrar of Corporate Affairs the Amended Charter approved by the Acquiror’s shareholders at Acquiror Extraordinary General Meeting and the BVI Registrar of Corporate Affairs shall have registered the Amended Charter.

(j) The Listing Application shall have been approved by Nasdaq (subject to official notice of issuance); and, as of immediately following the Closing Date, the Acquiror shall be in compliance, in all material respects, with applicable initial and continuing listing requirements of Nasdaq; and the Acquiror shall not have received any notice of non-compliance therewith from Nasdaq that has not been cured or would not be cured at or immediately following the Closing Date; and the Registration Statement Securities shall have been approved by Nasdaq for listing on Nasdaq.

(k) Upon the Closing, after deducting the aggregate amount of cash proceeds that will be required to satisfy any exercise of the Acquiror Securities Redemptions from the Trust Account and the aggregate amount of any unpaid Acquiror Transaction Costs and Group Parties Transaction Costs, the Post-Combination Company shall receive an amount sufficient to fund the operations and agreed business plans of the Post-Combination Company in immediately available cash, net of expenses and Liabilities, of at least US$35,000,000, or such greater amount as determined by the parties hereto, comprised of (i) amounts not redeemed from the Acquiror’s trust account and (ii) amounts raised in the PIPE Investment.

Article X
INDEMNIFICATION

10.1 Indemnification of the Acquiror. From and after the Closing Date until the end of the Survival Period (as defined below), the Acquiror and each of its Affiliates and each of its and their respective members, managers, partners, directors, officers, employees, shareholders, attorneys and agents and permitted assignees (the “Indemnified Party”), shall be indemnified by TAG (the “Indemnifying Party”) from, against and in respect of any and all Losses incurred or sustained by any Indemnified Party as a result of or in connection with any breach, inaccuracy or nonfulfillment or the alleged breach, inaccuracy or nonfulfillment of any of the representations, warranties and post-Closing covenants of the Warrantor contained herein or in any of the Additional Agreements or any certificate or other writing delivered pursuant hereto. Except for Fraud Claims against the Warrantor, any liability incurred by the Indemnified Party pursuant to the terms of this Article X shall be compensated solely and exclusively from the Holdback Shares, and the Indemnifying Party shall not have any monetary obligation or other liability hereunder.

10.2 Procedure. The following shall apply with respect to all claims made by any Indemnified Party for indemnification provided for under this Agreement by the Indemnifying Party:

(a) The Indemnified Party shall give the Shareholder Representative (who shall have the authority to act on behalf of the Indemnifying Party with respect to any indemnification Claims) prompt, written notice (an “Indemnification Notice”) of any bona fide claim for indemnification with respect to which such Indemnified Party seeks indemnification pursuant to Section 10.1, whether such claim relates to a third-party action or otherwise (a “Claim”). The Indemnification Notice shall set forth, at a minimum, a description in reasonable detail of the Loss that that has been suffered by the Indemnified Party, the Indemnified Party’s good faith estimate of the amount of the

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Loss for which it is seeking the Indemnifying Party to indemnify (the “Claimed Amount”), all documentation and materials in its possession, or to which it has reasonable access, that are reasonably required to evidence both the Claim and the Claimed Amount, and the number of Holdback Shares it seeks to retain based on that good faith estimate. The Indemnified Party shall provide all additional documentation and evidence in its possession, or to which it has reasonable access, for the Claim to the Indemnifying Party as it or the Shareholder Representative may reasonably request. The failure of any Indemnified Party to timely deliver a complete and compliant Indemnification Notice in accordance with this provision (or to amend an existing Indemnification Notice so as to comply with this provision) shall prohibit the Acquiror from retaining any of the Holdback Shares in accordance with Section 10.4(a). All references in the following sections and subsections of this Article X to the Shareholder Representative are intended to refer to the Shareholder Representative acting on behalf of the Indemnifying Party, and the Shareholder Representative, in its role as representative of TAG, shall have the full authority to take any action required or permitted to be taken by the Indemnifying Party under the terms of this Article X. In the event that TAG does not appoint a Shareholder Representative in accordance with Section 2.7, all references in this Article X to the Shareholder Representative shall instead refer to TAG.

(b) Within 15 Business Days of the Shareholder Representative’s receipt of the Indemnification Notice, the Shareholder Representative may accept or object to the Claim by sending written notice of such acceptance or objection to the Indemnified Party. A notice of objection shall set forth, in reasonable detail, the basis for such objection and the portion of the Claimed Amount which the Shareholder Representative objects to being retained through the Holdback Shares. Subject to Section 10.4(a), the respective rights of the Indemnifying Party and the Acquiror regarding the Holdback Shares in dispute shall be determined by a final order of the authority duly adjudicating the Claim. Unless an earlier release of the Holdback Shares is required pursuant to Section 10.4(a), after a final order, establishing the indemnification liability of the Indemnifying Party and the amount thereof, no later than ten (10) calendar days thereafter, the Acquiror shall release the pending amount of Holdback Shares as directed by TAG in its capacity as the sole shareholder of B2B and Fintech subject to compliance with applicable Law.

(c) In the event that the Shareholder Representative accepts all or part of a Claim, then the Acquiror shall be entitled to retain the corresponding amount of Holdback Shares in accordance with Section 10.4(a).

(d) In the case of any third-party action with respect to which an Indemnified Party seeks indemnification pursuant to Section 10.1 (a “Third-Party Claim”), the Indemnifying Party shall be entitled, at the sole expense and liability of the Indemnifying Party, to exercise full control of the defense, compromise or settlement of any Third-Party Claim pursuant to the procedure in this Section 10.2. To exercise such control over the defense, the Shareholder Representative, within a reasonable time after duly receiving an Indemnification Notice from the Indemnified Party (but in any event within ten (10) calendar days thereafter), shall (i) deliver a written confirmation to such Indemnified Party as to the indemnification provisions of Section 10.1 to such action and the Indemnifying Party will indemnify such Indemnified Party in respect of such action pursuant to the terms of Section 10.1 and, notwithstanding anything to the contrary, shall do so without asserting any challenge, defense, limitation on the Indemnifying Party liability for Losses, counterclaim or offset, (ii) notify such Indemnified Party in writing of the intention of the Indemnifying Party to assume the defense thereof, and (iii) retain legal counsel reasonably satisfactory to such Indemnified Party to conduct the defense of such Third-Party Claim.

(e) If the Indemnifying Party assumes the defense of any such Third-Party Claim pursuant to Section 10.2(d), then the Indemnified Party shall cooperate with the Indemnifying Party and the Shareholder Representative in any manner reasonably requested in connection with the defense, and the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Party, Shareholder Representative and relevant legal counsel with respect to the status of any legal proceedings, to the extent not inconsistent with the preservation of attorney-client or work product privilege. If the Indemnifying Party so assumes the defense of any such Third-Party Claim the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of such Indemnified Party unless (i) the Shareholder Representative, on behalf of the Indemnifying Party, has agreed to pay such fees and expenses, or (ii) the named parties to any such Third-Party Claim (including any impleaded parties) include an Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by its counsel that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense thereof, and in any such case the reasonable fees and expenses of such separate counsel shall be borne by the Indemnifying Party.

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(f) If the Indemnifying Party elects to assume the defense of any Third-Party Claim pursuant to Section 10.2(d), the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnifying Party withdraws from or fails to vigorously prosecute the defense of such asserted liability, or unless a judgment is entered against the Indemnified Party for such liability. If the Indemnifying Party does not elect to defend, or if, after commencing or undertaking any such defense, the Indemnifying Party fails to adequately prosecute or withdraw such defense, then the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnifying Party’s expense. Notwithstanding anything to the contrary, neither the Indemnifying Party nor its Shareholder Representative shall not be entitled to control, but may participate in, and the Indemnified Party (at the expense of the Indemnifying Party) shall be entitled to have sole control over, the defense or settlement of (x) that part of any Third-Party Claim (i) that seeks a temporary restraining order, a preliminary or permanent injunction or specific performance against the Indemnified Party, or (ii) to the extent such Third-Party Claim involves criminal allegations against the Indemnified Party or (y) the entire Third-Party Claim if such Third-Party Claim would impose liability on the part of the Indemnified Party in an amount which is greater than the amount as to which the Indemnified Party is entitled to indemnification under this Agreement. In the event the Indemnified Party retains control of the Third-Party Claim, the Indemnified Party will not settle the subject claim without the prior written consent of the Shareholder Representative, on behalf of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

(g) If the Indemnified Party undertakes the defense of any such Third-Party Claim and proposes to settle the same prior to a final judgment thereon or to forgo appeal with respect thereto, then the Indemnified Party shall give the Shareholder Representative prompt written notice thereof and the Indemnifying Party shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Party’s expense. The Shareholder Representative, on behalf of the Indemnifying Party, shall not, without the prior written consent of such Indemnified Party, settle or compromise or consent to entry of any judgment with respect to any such Third-Party Claim (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party, (ii) in which such Third-Party Claim could be reasonably expected to impose or create a monetary liability on the part of the Indemnified Party (such as an increase in the Indemnified Party’s income Tax) other than the monetary claim of the third party in such Third-Party Claim being paid pursuant to such settlement or judgment, or (iii) which does not include as an unconditional term thereof the giving by the claimant, person conducting such investigation or initiating such hearing, plaintiff or petitioner to such Indemnified Party of a release from all liability with respect to such Third-Party Claim and all other actions (known or unknown) arising or which might arise out of the same facts.

10.3 Survival of Indemnification Rights. All representations and warranties contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement) shall survive until six (6) months following the Closing (the “Survival Period”). After the expiration of the Survival Period, the Indemnifying Parties shall have no further liability for indemnification pursuant to this Article X, other than with respect to the claims properly made on a timely basis pursuant to Section 10.2, subject to Section 10.4.

10.4 Holdback Shares.

(a) On the day following the last day of the Survival Period (the “Release Date”), the Acquiror shall issue the Holdback Shares to such Persons as directed by TAG, in its capacity as the sole shareholder of B2B and Fintech, subject to compliance with applicable Law, pursuant to the terms of this Section 10.4. The Acquiror shall be entitled to retain some or all of the Holdback Shares only in the following circumstances:

(i) prior to the expiration of the Survival Period, the Shareholder Representative and the Acquiror finally and mutually agree to any liability of the Indemnifying Party and the amount thereof in writing;

(ii) during the Survival Period, a tribunal or other relevant authority having jurisdiction issues a final order, establishing indemnification liability of the Indemnifying Party and the amount thereof; or

(iii) prior to the expiration of the Survival Period, the Acquiror duly delivers to the Shareholder Representative an Indemnification Notice pursuant to mechanism set forth in Section 10.2(a).

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Upon the occurrence of either of the events in Section 10.4(a)(i) or Section 10.4(a)(ii), the amount of Holdback Shares which the Acquiror may retain shall be determined by the mutual, written agreement of the Acquiror and the Shareholder Representative. In the event that such an agreement cannot be reached within sixty (60) days of the determination of liability, the Shareholder Representative and the Acquiror shall select an independent valuator, appointed jointly by them, to determine, with reference to the agreed or adjudicated amount of the indemnity obligation, the number of Holdback Shares to be retained, if any.

Upon delivery of an Indemnification Notice under Section 10.4(a)(iii), the amount of Holdback Shares which the Acquiror may retain shall be no greater than the amount that would be reasonably necessary to satisfy the Claimed Amount specified in such Indemnification Notice if the relevant Claim was resolved in full in favor of the Indemnified Party (the “Extended Holdback Amount”). In all circumstances, the Acquiror shall be entitled to retain the Extended Holdback Amount for no longer than three months following the date of expiration of the Survival Period (the “Extended Holdback Period”). If the authority duly adjudicating the matter has not issued a final order, establishing indemnification liability of the Warrantor and the amount thereof, prior to the end of the Extended Holdback Period, then the Acquiror shall release the Extended Holdback Amount by no later than the 11:59 p.m. on the last day of the Extended Holdback Period.

(b) Distribution of Holdback Shares. Other than contemplated under Section 10.4(a), on the Release Date, the Acquiror shall deliver to the Persons as directed by TAG, in its capacity as sole shareholder of B2B and Fintech (subject to compliance with applicable Law), (i) stock certificates evidencing the Holdback Shares, free and clear of all Liens, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required stock transfer tax stamps affixed thereto; and (ii) all other agreements, documents, instruments, or certificates required to be delivered by the Acquiror to effectuate the transfer of the Holdback Shares.

(c) Limitation. Any amount due to an Indemnified Party other than the Acquiror and eligible for indemnification by an amount of the Holdback Shares in accordance with the terms of this Article X shall be handled solely between such Indemnified Party(ies) and the Acquiror, and the Group Parties shall not have any obligation or liability therefor.

(d) Adequate Reserve. The Acquiror shall maintain an adequate reserve of authorised but unissued Acquiror Ordinary Shares to enable it to allot and issue the Holdback Shares on the Release Date, or in the event of any dispute, on the day the number of Holdback Shares is determined pursuant to Section 10.4(a). The Acquiror shall have all the required corporate and legal approvals to enable it to issue the full number of the Holdback Shares when required in accordance with this Section 10.4.

10.5 Exclusive Remedy. Notwithstanding any other provision of this Agreement to the contrary, and except as expressly set forth otherwise, Section 10.4 shall be the sole and exclusive remedy of each Indemnified Party from and after the Closing and shall be in lieu of any other remedies that may be available to any Indemnified Party under any other agreement or pursuant to any statutory or common law with respect to any losses directly or indirectly resulting from or arising out of any Losses or the transactions contemplated by this Agreement; provided, however, that the foregoing sentence shall not be deemed a waiver by any party hereto of any right to specific performance or injunctive relief. For the avoidance of doubt, this Article X shall not limit any of the indemnification rights of the Group Parties as set forth within this Agreement or at Law.

Article XI
DISPUTE RESOLUTION

11.1 Arbitration.

(a) The parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement, or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise) (a “Dispute”), to binding arbitration before the arbitrators. Binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of

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or relating to this Agreement or any Additional Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement or any Additional Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(b) The arbitration shall be conducted in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in effect at the time of the arbitration. There shall be three arbitrators. Each of the following: (i) the claimant to the Dispute, or in the case of multiple claimants, all such claimants acting collectively (the “Claimant”) and (ii) the respondent to the Dispute, or in the case of more than one respondent, the respondents acting collectively (the “Respondent”) shall select one arbitrator. The party commencing the arbitration shall nominate his arbitrator at the time of filing the demand for arbitration. The Respondent shall nominate his arbitrator within thirty (30) days after receiving the demand for arbitration. Such arbitrators shall be freely selected, and neither the Claimant nor the Respondent shall be limited in their selection to any prescribed list. The HKIAC shall select the third arbitrator. Each arbitrator shall be qualified to practice law in Hong Kong. If either party does not appoint an arbitrator within the time set forth above or if there are more than one Claimant or one Respondent and the Claimant (or Respondent as the case may be) fails to agree on the selection of the same arbitrator between themselves as provided above, the relevant appointment or selection shall be made by the HKIAC. The arbitration proceedings shall be conducted in English. If the HKIAC Rules are in conflict with the provisions of this Section 11.1 including the provisions concerning the appointment of arbitrators, the provisions of this Section 11.1 shall prevail. The arbitration tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of the Hong Kong and shall not apply any other substantive law. In making their award, the arbitrators shall have the authority to award attorney’s fees and other costs and expenses of the arbitration as they deem just and appropriate under the circumstances. The award of the arbitration tribunal shall be final and binding upon the disputing parties, and any party may apply to a court of competent jurisdiction for enforcement of such award. A party shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(c) This arbitration section shall survive the termination of this Agreement and any agreement contemplated hereby.

11.2 Waiver of Jury Trial; Exemplary Damages.

(a) THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN OR AMONG ANY OF THE PARTIES TO THIS AGREEMENT OF ANY KIND OR NATURE. NO PARTY SHALL BE AWARDED PUNITIVE OR OTHER EXEMPLARY DAMAGES RESPECTING ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY ADDITIONAL AGREEMENT.

(b) Each of the parties to this Agreement acknowledges that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective party and that such party has discussed the legal consequences and import of this waiver with legal counsel. Each of the parties to this Agreement further acknowledges that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

11.3 Other Remedies; Specific Performance. Except as otherwise provided herein, prior to the Closing, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to enforce specifically the terms and provisions of this Agreement in any federal or state court of the United States or any court of Hong Kong having jurisdiction and

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to immediate injunctive relief to prevent breaches of this Agreement, without the necessity of proving the inadequacy of money damages as a remedy and without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby acknowledges and agrees that it may be difficult to prove damages with reasonable certainty, that it may be difficult to procure suitable substitute performance, and that injunctive relief and/or specific performance will not cause an undue hardship to the parties. Each of the parties hereby further acknowledges that the existence of any other remedy contemplated by this Agreement does not diminish the availability of specific performance of the obligations hereunder or any other injunctive relief. Each Party hereby further agrees that in the event of any action by any other party for specific performance or injunctive relief, it (i) will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds, and (ii) waives any requirement under applicable Law to post security as a prerequisite to obtaining equitable relief.

Article XII
TERMINATION

12.1 Termination Without Default.

(a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by written consent of the parties hereto.

(b) In the event that the Closing has not occurred by January 31, 2022 or such other date as the parties hereto may agree in writing (the “Outside Closing Date”), any party hereto shall have the right, at its sole option, to terminate this Agreement without liability to the other party; provided, however, that the right to terminate this Agreement under this Section 12.1(b) shall not be available to any party who is in a material breach of this Agreement and such breach shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Closing Date. Such right may be exercised by any party hereto with a written notice to the other party at any time after the Outside Closing Date.

12.2 Termination Upon Default.

(a) The Acquiror may terminate this Agreement by giving notice to TAG, B2B and Fintech on or prior to the Closing Date, without prejudice to any rights or obligations the Acquiror may have, if (i) the Closing has not occurred by the Outside Closing Date and the failure of the Closing to occur by then is caused by any of the Group Parties, (ii) there is any Legal Restraint restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement which cannot be, as reasonably believed by the Acquiror, resolved within ninety (90) days of the date of such Legal Restraint, or (iii) any of the Group Parties shall have materially breached any representation, warranty, agreement or covenant contained herein or in any Additional Agreement to be performed on or prior to the Closing Date such that the condition to closing set forth in Section 9.2 would not satisfied (treating such time as if it were the Closing Date) and such breach shall not be cured within thirty (30) days following receipt by the Group Parties of a notice describing in reasonable detail the nature of such breach.

(b) TAG, B2B and/or Fintech may terminate this Agreement by giving notice to the Acquiror, without prejudice to any rights or obligations the terminating parties may have, if the Acquiror or the Merger Subs shall have materially breached any of their covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date such that the condition to closing set forth in Section 9.3 would not satisfied (treating such time as if it were the Closing Date) and such breach shall not be cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by the Acquiror of a notice describing in reasonable detail the nature of such breach.

12.3 Survival. The provisions of Article XI through Article XIII shall survive any termination hereof.

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Article XIII
MISCELLANEOUS

13.1 Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00 PM on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 4:00 PM on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to TAG B2B, B2BSub, HKSub, OPH, Fintech, any other Group Party (following the Closing) or the Shareholder Representative, to:

TAG International Limited

Trust Tower

68 Johnston Road, Wan Chai

Hong Kong

Attention: Ng Wing Fai

Email: Wfng@oneplatform.com.hk

TAG Asset Partners Limited

Trust Tower

68 Johnston Road, Wan Chai

Hong Kong

Attention: Ng Wing Fai

Email: Wfng@oneplatform.com.hk

OnePlatform International Limited

Trust Tower

68 Johnston Road, Wan Chai

Hong Kong

Attention: Ng Wing Fai

Email: Wfng@oneplatform.com.hk

OnePlatform Holdings Limited

Trust Tower

68 Johnston Road, Wan Chai

Hong Kong

Attention: Ng Wing Fai

Email: Wfng@oneplatform.com.hk

TAG Asia Capital Holdings Limited

Trust Tower

68 Johnston Road, Wan Chai

Hong Kong

Attention: Ng Wing Fai

Email: Wfng@oneplatform.com.hk

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TAG Holdings Limited

Trust Tower

68 Johnston Road, Wan Chai

Hong Kong

Attention: Ng Wing Fai

Email: Wfng@oneplatform.com.hk

with a copy to (which shall not constitute notice):

Dechert LLP

One George Street

#16-03

Singapore 049415

Attn: Maria Pedersen

Email: maria.pedersen@dechert.com

if to the Acquiror:

AGBA Acquisition Limited

Room 1108, 11th Floor, Block B

New Mandarin Plaza, 14 Science Museum Road

Tsimshatsui East

Kowloon, Hong Kong

Attn: Vera Tan

Email: vera@vamadvisory.com

with a copy to (which shall not constitute notice):

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

Attention: Giovanni Caruso, Esq.

Email: gcaruso@loeb.com

Fax: +1 (212) 407-4866

13.2 Amendments; No Waivers; Remedies.

(a) This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

(b) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c) Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

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(d) Notwithstanding anything else contained herein, neither shall any party seek, nor shall any party be liable for, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

13.3 Arm’s length bargaining; no presumption against drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

13.4 Publicity. Except as required by law and except with respect to Acquiror SEC Documents, the parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by law, the parties will use their best efforts to cause a mutually agreeable release or public disclosure to be issued.

13.5 Expenses. Each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, unless otherwise specified herein.

13.6 No Assignment or Delegation. No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of the other party. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement.

13.7 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

13.8 Counterparts; facsimile signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

13.9 Entire Agreement. This Agreement together with the Additional Agreements sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof. No party has relied on any representation from, or warranty or agreement of, any person in entering into this Agreement, prior hereto or contemporaneous herewith or any Additional Agreement, except those expressly stated herein or therein.

13.10 Severability. A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

13.11 Construction of certain terms and references; captions. In this Agreement:

(a) References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement.

(b) The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, and, unless the context requires otherwise, “party” means a party signatory hereto.

Annex A-44

(c) Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all;” and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Group Parties.

(d) Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time. Any reference to a numbered schedule means the same-numbered section of the Group Parties Disclosure Schedules.

(e) If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(f) Captions are not a part of this Agreement, but are included for convenience, only.

13.12 Further Assurances. Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

13.13 Third Party Beneficiaries. Neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.

13.14 Waiver. Reference is made to the final IPO prospectus of the Acquiror, dated May 15, 2019 (the “Prospectus”). TAG, B2B, B2BSub, HKSub, OPH and Fintech have read the Prospectus and understand that the Acquiror has established the Trust Account for the benefit of the public shareholders of the Acquiror and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Acquiror may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of the Acquiror agreeing to enter into this Agreement, each of B2B, TAG, B2BSub, HKSub, OPH and Fintech hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account and hereby agrees that it will not seek recourse against the Trust Account for any claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Acquiror; provided that (x) nothing herein shall serve to limit or prohibit the right of TAG, B2B, B2BSub, HKSub, OPH or Fintech to pursue a claim against the Acquiror for legal relief against monies or other assets held outside the Trust Account, for specific performance or other equitable relief in connection with the consummation of the transactions contemplated hereby (including a claim for the Acquiror to specifically perform its obligations under this Agreement) so long as such claim would not affect the Acquiror’s ability to fulfill its obligation to effectuate Acquiror Securities Redemption, and (y) nothing herein shall serve to limit or prohibit any claims that TAG, B2B, B2BSub, HKSub, OPH or Fintech may have in the future against the Acquiror’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account upon completion of a Business Combination and any assets that have been purchased or acquired with any such funds).

13.15 Legal Representation. The Acquiror hereby agrees on behalf of its directors, members, partners, officers, employees and Affiliates (including after the Closing, B2B, B2BSub, HKSub, OPH and Fintech), and each of their respective successors and assigns (all such parties, the “Waiving Parties”), that Dechert LLP (or any successor) may represent the Group Parties or any of their directors, members, partners, officers, employees or Affiliates (collectively, the “Group Parties Group”), in each case, in connection with any Legal Proceeding or obligation arising out of or relating to this Agreement, any Additional Agreement or the Acquisition Merger, notwithstanding its representation (or any continued representation) of TAG or other Waiving Parties, and each of the Acquiror and each Group Party on behalf of itself and the Waiving Parties hereby consents thereto and irrevocably waives (and will not assert) any conflict of interest, breach of duty or any other objection arising therefrom or relating thereto. The Acquiror acknowledges that the foregoing provision applies whether or not Dechert LLP provides legal services to any Group Party after the Closing Date. The Group Parties, for themselves and the Waiving Parties, hereby further irrevocably acknowledge and agree that all communications, written or oral, between any Group Parties or any member of the Group Parties Group

Annex A-45

and its counsel, including Dechert LLP, made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Legal Proceeding arising out of or relating to, this Agreement, any Additional Agreements or the Acquisition Merger, or any matter relating to any of the foregoing, are privileged communications that do not pass to the Group Parties notwithstanding the Acquisition Merger, and instead survive, remain with and are controlled by the Group Parties Group (the “Privileged Communications”), without any waiver thereof. The Acquiror together with its Affiliates, Subsidiaries, successors or assigns, agrees that no Person may use or rely on any of the Privileged Communications, whether located in the records or email server of any Group Party or otherwise (including in the knowledge or the officers and employees of any Group Party), in any Legal Proceeding against or involving any of the parties after the Closing, and the Acquiror agrees not to assert that any privilege has been waived as to the Privileged Communications, whether located in the records or email server of any Group Party or otherwise (including in the knowledge of the officers and employees of any Group Party).

[The remainder of this page intentionally left blank; signature pages to follow]

Annex A-46

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Acquiror:
AGBA ACQUISITION LIMITED
By:	/s/ Gordon Lee
	Name:	Gordon Lee
	Title:	Chief Executive Officer

Signature Page to the Business Combination Agreement

Annex A-47

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TAG International Limited
By:	/s/ Shu Pei Huang, Desmond
Name: Shu Pei Huang, Desmond
TAG Asset Partners Limited
By:	/s/ Shu Pei Huang, Desmond
Name: Shu Pei Huang, Desmond
OnePlatform International Limited
By:	/s/ Shu Pei Huang, Desmond
Name: Shu Pei Huang, Desmond
OnePlatform Holdings Limited
By:	/s/ Ng Wing Fai
Name: Ng Wing Fai
TAG Asia Capital Holdings Limited
By:	/s/ Ng Wing Fai
Name: Ng Wing Fai
TAG Holdings Limited
By:	/s/ Ng Wing Fai
Name: Ng Wing Fai

[Signature Page to the Business Combination Agreement]

Annex A-48

Schedule I.

Group Parties Disclosure Schedules

Annex A-49

Schedule II.

Acquiror Disclosure Schedules

Annex A-50

Schedule 7.7

Form of Accession Agreement

THIS ACCESSION AGREEMENT is made on _________ and made between:

(1) [AGBA Merger Sub I Limited / AGBA Merger Sub II Limited (the “Merger Sub”)];

(2) AGBA Acquisition Limited;

(3) TAG International Limited;

(4) TAG Asset Partners Limited;

(5) OnePlatform International Limited;

(6) OnePlatform Holdings Limited; and

(7) TAG Holdings Limited

This Accession Agreement is made on [date] by the Merger Sub in relation to that Business Combination Agreement, dated November 3, 2021, (the “Business Combination Agreement”) by and between AGBA Acquisition Limited (the “Acquiror”), TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), OnePlatform Holdings, Inc. (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”) and TAG Holdings Limited (“TAG”).

WHEREAS

The Merger Sub intends to accede to the Business Combination Agreement in accordance with Section 7.7 therein.

THEREFORE, IT IS AGREED as follows:

1.    Terms defined in the Business Combination Agreement shall, unless otherwise defined in this Accession Agreement, bear the same meaning when used in this Accession Agreement.

2.    The Merger Sub confirms that it intends to be party to the Business Combination Agreement, undertakes to perform all of the obligations expressed to be assumed by it under the Business Combination Agreement, and agrees that it shall be bound by all provisions of the Business Combination Agreement as if it had been an original party to the Business Combination Agreement.

3.    The Acquiror, B2B, B2BSub, HKSub, OPH, Fintech and TAG agree that the Merger Sub shall, by execution of this deed, accede to the Business Combination Agreement as if it had been an original party thereto and be bound by all of the obligations expressed to be assumed by the Merger Sub under the Business Combination Agreement.

4.    The Accession Agreement and any non-contractual obligations arising out of or in connection with it are governed by laws of the state of New York.

[Signature pages below]

Annex A-51

THIS AGREEMENT has been signed on behalf of each party hereto, is executed as a deed by the Merger Sub and is delivered on the date stated above.

The Merger Sub

[EXECUTED AS A DEED )

By: [AGBA Merger Sub I Limited / AGBA Merger Sub II Limited] )

_____________________________________ Director

_____________________________________ Director/Secretary

OR

[EXECUTED AS A DEED

By: [Full Name of Acceding Debtor]

_____________________________________ Signature of Director

_____________________________________ Name of Director

in the presence of

_____________________________________ Signature of Witness

_____________________________________ Name of Witness

AGBA Acquisition Limited

By:

Annex A-52

TAG International Limited

By:

_____________________________________

TAG Asset Partners Limited

By:

_____________________________________

OnePlatform International Limited

By:

_____________________________________

OnePlatform Holdings Limited

By:

_____________________________________

TAG Asia Capital Holdings Limited

By:

_____________________________________

TAG Holdings Limited

By:

Annex A-53

EXHIBIT A

Amended Charter

[To be attached following signing]

Annex A-54

EXHIBIT B

Form of Articles of Merger

[To be attached following signing]

Annex A-55

EXHIBIT C

Form of Employment Agreement

[To be attached following signing]

Annex A-56

EXHIBIT D

Form of Lock-up Agreement

[To be attached following signing]

Annex A-57

ANNEX A-1

Execution

AMENDMENT TO THE BUSINESS COMBINATION AGREEMENT

THIS AMENDMENT (this “Amendment”) to the Business Combination Agreement (as defined herein) is made and entered into this November 18, 2021 by and among AGBA Acquisition Limited, a British Virgin Islands business company (the “Acquiror”), TAG International Limited, a British Virgin Islands business company (“B2B”), TAG Asset Partners Limited, a British Virgin Islands business company and a wholly owned subsidiary of B2B (“B2BSub”), OnePlatform International Limited, a Hong Kong company (“HKSub”), OnePlatform Holdings Limited, a Hong Kong company (“OPH”), TAG Asia Capital Holdings Limited, a British Virgin Islands business company (“Fintech”), and TAG Holdings Limited, a British Virgin Islands business company (“TAG”, and each of them sometimes referred to individually as a “Party” and, collectively, as the “Parties”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Business Combination Agreement.

WITNESETH:

A.     The Parties have entered in a Business Combination Agreement dated November 3, 2021 (the “Business Combination Agreement”), contemplating certain merger and acquisition transactions.

B.      The Parties now desire to amend the Business Combination Agreement as set forth in this Amendment, pursuant to Section 13.2 thereof.

C.     This Amendment is supplemental to, amends, and supersedes, to the extent of any conflict, the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and upon and subject to the terms and the conditions hereinafter set forth, the Parties do hereby agree as follows:

1.           Amendments

1.1         The Business Combination Agreement shall be amended as set forth below:

(a)         Recital C shall be deleted in its entirety and replaced with the following:

“Prior to the Closing, OPH will merge with and into HKSub (the “OPH Merger”), with HKSub as the surviving entity. As a result of the OPH Merger, HKSub, as the combined surviving company, will, prior to the Closing, be a wholly owned subsidiary of B2B;”

(b)         The final sentence of the first paragraph of Article IV shall be deleted in its entirety and replaced with the following:

“References to B2B in this Article IV, except as set forth in Section 4.5, shall also refer to OPH for all periods prior to the OPH Merger, and to HKSub for all periods commencing as at the date of consummation of the OPH Merger and prior to the Closing Date.”

(c)         The final sentence of Section 4.5 shall be deleted in its entirety and replaced with the following:

“As of a time prior to the Closing, OPH has been merged into HKSub, with HKSub as the surviving entity.”

(d)         Section 4.34 shall be deleted in its entirety and replaced with the following:

“Representations and Warranties of OPH, HKSub and Fintech. Each of OPH (as at the date of this Agreement), HKSub (as at the date of consummation of the OPH Merger) and Fintech (as at the date of this Agreement) hereby represent and warrant to the Acquiror that each of the representations and warranties in Sections 4.1 to 4.5 are true, correct, and complete with respect to each of them. References to “OPH Capital Stock” in Section 4.5 are also to the issued and outstanding share capital of HKSub.”

Annex A1-1

(e)         Section 8.5 shall be deleted in its entirety and replaced with the following:

“The Group Parties shall procure that OPH and HKSub consummate the OPH Merger prior to the Closing, with HKSub as the surviving entity. B2B, OPH, HKSub and TAG shall take all reasonable other actions, including obtaining any other documents, certificates, agreements, and other writings, as may be necessary or desirable in order for the OPH Merger to become legally effective under Hong Kong Law.”

2.   Effect of Amendment

2.1         This Amendment is supplemental to, should be read in conjunction with, and should be construed as one document with the Business Combination Agreement. Each Party acknowledges that, save as expressly amended by this Amendment, the Business Combination Agreement remains and shall continue in full force and effect.

2.2         Upon the execution of this Amendment, each reference in the Business Combination Agreement to “this Agreement” or words of similar effect referring to the Business Combination Agreement shall refer to the Business Combination Agreement as amended by this Amendment. References to the Business Combination Agreement in any other instrument or document shall be deemed a reference to the Business Combination Agreement as amended by this Amendment.

3.   Governing Law

This Amendment is governed by and shall be construed and interpreted in accordance with the laws of the State of New York.

4.   Counterarts and Facsimile

This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or portable document format (.PDF) transmission.

[The remainder of this page intentionally left blank; signature pages to follow]

Annex A1-2

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

AGBA Acquisition Limited
By:	/s/ Gordon Lee
	Name:	Gordon Lee
	Title:	Chief Executive Officer

[Signature Page]

Annex A1-3

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

TAG International Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
TAG Asset Partners Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
OnePlatform International Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
OnePlatform Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai
TAG Asia Capital Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai
TAG Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai

[Signature Page]

Annex A1-4

ANNEX A-2

AMENDMENT NO. 2

TO THE BUSINESS COMBINATION AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment No. 2”) to the Business Combination Agreement (as defined herein) is made and entered into this January 4, 2022 by and among AGBA Acquisition Limited, a British Virgin Islands business company (the “Acquiror”), TAG International Limited, a British Virgin Islands business company (“B2B”), TAG Asset Partners Limited, a British Virgin Islands business company and a wholly owned subsidiary of B2B (“B2BSub”), OnePlatform International Limited, a Hong Kong company (“HKSub”), OnePlatform Holdings Limited, a Hong Kong company (“OPH”), TAG Asia Capital Holdings Limited, a British Virgin Islands business company (“Fintech”), and TAG Holdings Limited, a British Virgin Islands business company (“TAG”), AGBA Merger Sub I Limited, a British Virgin Islands business company (“Merger Sub I”), and AGBA Merger Sub II Limited, a British Virgin Islands business company (“Merger Sub II”, and each of them sometimes referred to individually as a “Party” and, collectively, as the “Parties”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Business Combination Agreement.

W I T N E S E T H:

A.          The Parties have entered in a Business Combination Agreement dated November 3, 2021 (the “Business Combination Agreement”), contemplating certain merger and acquisition transactions, as amended by the Amendment to the Business Combination Agreement, dated November 19, 2021.

B.          The Parties now desire to further amend the Business Combination Agreement as set forth in this Amendment No. 2. This Amendment No. 2 is supplemental to, amends, and supersedes, to the extent of any conflict, the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and upon and subject to the terms and the conditions hereinafter set forth, the Parties do hereby agree as follows:

1.           AMENDMENTS

1.1 The Business Combination Agreement shall be amended as set forth below:

(a)         The definition of “Additional Agreements” at Section 1.13 shall be deleted in its entirety and replaced with the following:

“1.13 “Additional Agreements” means the Plans of Merger, the Articles of Merger, the Employment Agreements, each of the Lock-up Agreements required pursuant to Section 1.60, and such other agreements as the parties hereto may agree, and all the agreements documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto, all to be agreed among the parties promptly (but no later than March 31, 2022, unless otherwise agreed by the parties in writing). The agreed forms of the Plans of Merger, the Articles of Merger, the Employment Agreement, and the Lock-up Agreement shall be attached to this Agreement as Exhibits.”

(b)         The definition of “Amended Charter” at Section 1.16 shall be deleted in its entirety and replaced with the following:

“1.16 “Amended Charter” means the fourth amended and restated Acquiror Charter required to be approved at the Acquiror Extraordinary General Meeting and registered with the BVI Registrar of Corporate Affairs, and to be agreed between the parties hereto promptly (but no later than March 31, 2022, unless otherwise agreed by the parties in writing), the agreed form of which will be attached to this Agreement as an Exhibit.”

(c)         The definition of “Lock-up Agreement” at Section 1.60 shall be deleted in its entirety and replaced with the following:

“1.60 “Lock-up Agreement” means each agreement with respect to Acquiror Ordinary Shares and all exhibits and schedules thereto, to be agreed between the parties hereto promptly (but no later than March 31, 2022, unless otherwise agreed by the parties in writing), the agreed form of which

Annex A2-1

shall be attached to this Agreement as an Exhibit. The parties hereto agree that (a) all Persons (excluding TAG) who receive Acquiror Ordinary Shares equivalent to one percent (1.0%) or more of the Aggregate Stock Consideration (less the Holdback Shares) will be required to execute a Lock-Up Agreement; and (b) the duration of the lock-up period in the Lock-Up Agreement will be at least 180 days commencing on the first Business Day after the Closing Date.”

(d)         Section 6.8 shall be deleted in its entirety and replaced with the following:

6.8 Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to finalize the Additional Agreements and any other ancillary documents contemplated in this Agreement no later than March 31, 2022 (or such later date otherwise agreed by the parties hereto in writing), but in no event later than immediately prior to Closing, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and to cooperate as reasonably requested by the other party, to consummate and implement expeditiously each of the transactions contemplated by this Agreement. The parties hereto shall execute and deliver such other documents, certificates, agreements, and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

(e)         Section 12.1(b) shall be deleted in its entirety and replaced with the following:

“(b) In the event that the Closing has not occurred by April 30, 2022 or such other date as the parties hereto may agree in writing (the “Outside Closing Date”), any party hereto shall have the right, at its sole option, to terminate this Agreement without liability to the other party; provided, however, that the right to terminate this Agreement under this Section 12.1(b) shall not be available to any party who is in a material breach of this Agreement and such breach shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Closing Date. Such right may be exercised by any party hereto with a written notice to the other party at any time after the Outside Closing Date.”

2.           EFFECT OF AMENDMENT

2.1         This Amendment No. 2 is supplemental to, should be read in conjunction with, and should be construed as one document with the Business Combination Agreement. Each Party acknowledges that, save as expressly amended by this Amendment No. 2, the Business Combination Agreement remains and shall continue in full force and effect.

2.2         Upon the execution of this Amendment No. 2, each reference in the Business Combination Agreement to “this Agreement” or words of similar effect referring to the Business Combination Agreement shall refer to the Business Combination Agreement as amended by this Amendment No. 2. References to the Business Combination Agreement in any other instrument or document shall be deemed a reference to the Business Combination Agreement as amended by this Amendment No. 2.

3.           GOVERNING LAW

This Amendment No. 2 is governed by and shall be construed and interpreted in accordance with the laws of the State of New York.

4.           COUNTERARTS AND FACSIMILE

This Amendment No. 2 may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. This Amendment No. 2 may be executed and delivered by facsimile or portable document format (.PDF) transmission.

[The remainder of this page intentionally left blank; signature pages to follow]

Annex A2-2

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

AGBA Acquisition Limited
By:	/s/ Gordon Lee
	Name:	Gordon Lee
	Title:	Chief Executive Officer
AGBA Merger Sub I Limited
By:	/s/ Zi Lin Tan Vera
	Name:	Zi Lin Tan Vera
	Title:	Director
AGBA Merger Sub II Limited
By:	/s/ Zi Lin Tan Vera
	Name:	Zi Lin Tan Vera
	Title:	Director

[Signature Page]

Annex A2-3

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

TAG International Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
TAG Asset Partners Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
OnePlatform International Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
OnePlatform Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai
TAG Asia Capital Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai

[Signature Page]

Annex A2-4

TAG Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai

[Signature Page]

Annex A2-5

ANNEX A-3

Execution Draft

AMENDMENT NO. 3

TO THE BUSINESS COMBINATION AGREEMENT

THIS AMENDMENT NO. 3 (this “Amendment No. 3”) to the Business Combination Agreement (as defined herein) is made and entered into this May 4 , 2022 by and among AGBA Acquisition Limited, a British Virgin Islands business company (the ” Acquiror”), AGBA Merger Sub I Limited, a British Virgin Islands business company (“Merger Sub I”), AGBA Merger Sub II Limited, a British Virgin Islands business company (“Merger Sub II”), TAG International Limited, a British Virgin Islands business company (“B2B”), TAG Asset Partners Limited, a British Virgin Islands business company (“B2BSub”), OnePlatform International Limited, a Hong Kong company (“HKSub”), OnePlatform Holdings Limited, a Hong Kong company (“OPH”), TAG Asia Capital Holdings Limited, a British Virgin Islands business company (“Fintech”), and TAG Holdings Limited, a British Virgin Islands business company (“TAG”, and each of them sometimes referred to individually as a “Party” and, collectively, as the “Parties “) . Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Business Combination Agreement (as defined below).

WITNESETH:

A.          The Parties have entered in a Business Combination Agreement, dated November 3, 2021, contemplating certain merger and acquisition transactions, as amended by the Amendment to the Business Combination Agreement, dated November 18, 2021, and by the Amendment No. 2 to the Business Combination Agreement, dated January 4, 2022 (the “Business Combination Agreement”).

B.          The Parties now desire to further amend the Business Combination Agreement as set forth in this Amendment No. 3. This Amendment No. 3 is supplemental to, amends, and supersedes, to the extent of any conflict, the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and upon and subject to the terms and the conditions hereinafter set forth, the Parties do hereby agree as follows:

1.           AMENDMENTS

1.1         The Business Combination Agreement, effective as of April 30, 2022, shall be amended as set forth below:

(a)         The definition of “Additional Agreements” at Section 1.13 shall be deleted in its entirety and replaced with the following:

“1.13 “Additional Agreements” means the Plans of Merger, the Articles of Merger, the Employment Agreements, each of the Lock-up Agreements required pursuant to Section 1.60, and such other agreements as the parties hereto may agree, and all the agreements documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto, all to be agreed among the parties promptly (but no later than September 30, 2022, unless otherwise agreed by the parties in writing). The agreed forms of the Plans of Merger, the Articles of Merger, the Employment Agreements, and the Lock-up Agreement shall be attached to this Agreement as Exhibits.”

(b)         The definition of “Amended Charter” at Section 1.16 shall be deleted in its entirety and replaced with the following:

“1.16 “Amended Charter” means the fourth amended and restated Acquiror Charter required to be approved at the Acquiror Extraordinary General Meeting and registered with the BVI Registrar of Corporate Affairs, the agreed form of which is attached to the Preliminary Proxy Statement, dated March 18, 2022, at Annex B thereof.”

Annex A3-1

(c)         The definition of “Lock-up Agreement” at Section 1.60 shall be deleted in its entirety and replaced with the following:

“1.60 “Lock-up Agreement” means each agreement with respect to Acquiror Ordinary Shares and all exhibits and schedules thereto, to be agreed between the parties hereto promptly (but no later than September 30, 2022, unless otherwise agreed by the parties in writing), the agreed form of which shall be attached to this Agreement as an Exhibit. The parties hereto agree that (a) all Persons (excluding TAG) who receive Acquiror Ordinary Shares equivalent to one percent (1.0%) or more of the Aggregate Stock Consideration (less the Holdback Shares) will be required to execute a Lock-Up Agreement; and (b) the duration of the lock-up period in the Lock-Up Agreement will be at least 180 days commencing on the first Business Day after the Closing Date.”

(d)         Section 6.8 shall be deleted in its entirety and replaced with the following:

6.8 Reasonable Best Efforts; Further Assurances. Subject to the terms and conditions of this Agreement, each party shall use its reasonable best efforts to finalize the Additional Agreements and any other ancillary documents contemplated in this Agreement no later than September 30, 2022 (or such later date otherwise agreed by the parties hereto in writing), but in no event later than immediately prior to Closing, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, and to cooperate as reasonably requested by the other party, to consummate and implement expeditiously each of the transactions contemplated by this Agreement. The parties hereto shall execute and deliver such other documents, certificates, agreements, and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

(e)         Section 12.1(b) shall be deleted in its entirety and replaced with the following:

“(b) In the event that the Closing has not occurred by October 31, 2022 or such other date as the parties hereto may agree in writing (the “Outside Closing Date”), any party hereto shall have the right, at its sole option, to terminate this Agreement without liability to the other party; provided, however, that the right to terminate this Agreement under this Section 12.1(b) shall not be available to any party who is in a material breach of this Agreement and such breach shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Outside Closing Date. Such right may be exercised by any party hereto with a written notice to the other party at any time after the Outside Closing Date.”

2.           EFFECT OF AMENDMENT

2.1         This Amendment No. 3 is supplemental to, should be read in conjunction with, and should be construed as one document with the Business Combination Agreement. Each Party acknowledges that, save as expressly amended by this Amendment No. 3, the Business Combination Agreement remains and shall continue in full force and effect.

2.2         Upon the execution of this Amendment No. 3, each reference in the Business Combination Agreement to “this Agreement” or words of similar effect referring to the Business Combination Agreement shall refer to the Business Combination Agreement as amended by this Amendment No. 3. References to the Business Combination Agreement in any other instrument or document shall be deemed a reference to the Business Combination Agreement as amended by this Amendment No. 3.

3.           GOVERNING LAW

This Amendment No. 3 is governed by and shall be construed and interpreted in accordance with the laws of the State of New York.

4.           COUNTERARTS AND FACSIMILE

This Amendment No. 3 may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. This Amendment No. 3 may be executed and delivered by facsimile or portable document format (.PDF) transmission.

[The remainder of this page intentionally left blank; signature pages to follow]

Annex A3-2

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be duly executed as of the day and year first above written.

AGBA Acquisition Limited
By:	/s/ Gordon Lee
	Name:	Gordon Lee
	Title:	Chief Executive Officer
AGBA Merger Sub I Limited
By:	/s/ Zi Lin Tan Vera
	Name:	Zi Lin Tan Vera
	Title:	Director
AGBA Merger Sub II Limited
By:	/s/ Zi Lin Tan Vera
	Name:	Zi Lin Tan Vera
	Title:	Director

[Signature Page]

Annex A3-3

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be duly executed as of the day and year first above written.

TAG International Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
TAG Asset Partners Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
OnePlatform International Limited
By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
OnePlatform Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai
TAG Asia Capital Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai

[Signature Page]

Annex A3-4

TAG Holdings Limited
By:	/s/ Ng Wing Fai
	Name:	Ng Wing Fai

[Signature Page]

Annex A3-5

ANNEX B

FIFTH AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF AGBA

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT, 2004
AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

AGBA GROUP HOLDING LIMITED

A COMPANY LIMITED BY SHARES

(ADOPTED BY RESOLUTION OF SHAREHOLDERS DATED [DATE]
AND EFFECTIVE ON [DATE])

1       DEFINITIONS AND INTERPRETATION

1.1    In this Memorandum of Association and the Articles of Association of the Company, if not inconsistent with the subject or context:

“Act” means the BVI Business Companies Act, 2004 (No. 16 of 2004) and includes the regulations made under the Act.

“Audit Committee” means the audit committee of the Company formed by the Board pursuant to Regulation 20 of the Articles, or any successor audit committee.

“Articles” means the Articles of Association of the Company, as amended and/or restated from time to time.

“Board” means the board of Directors of the Company.

“Branch Register” means any branch register of members of such category or categories of Shareholders as the Company may from time to time determine.

“Chairperson of the Board” has the meaning specified in Regulation 21 of the Articles.

“Commission” means the Securities and Exchange Commission of the United States of America or any other federal agency for the time being administering the Securities Act.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are traded, including but not limited to the NASDAQ.

“Director” means a duly appointed director of the Company.

“Distribution” in relation to a distribution by the Company to a Shareholder means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of the Shareholder, or the incurring of a debt to or for the benefit of a Shareholder, in relation to Shares held by a Shareholder, and whether by means of the purchase of an asset, the purchase, redemption or other acquisition of Shares, a transfer of indebtedness or otherwise, and includes a dividend.

“Electronic Only Meeting” means a general meeting held and conducted solely by attendance and participation by Shareholders and/or proxies by means of electronic facilities.

“Exchange Act” means the Securities Exchange Act of 1934.

“Hybrid Meeting” means a general meeting held and conducted by (i) physical attendance by Shareholders and/or proxies at the Principal Meeting Place and where applicable, one or more Meeting Locations and (ii) virtual attendance and participation by Shareholders and/or proxies by means of electronic facilities.

Annex B-1

“Memorandum” means this Memorandum of Association of the Company, as amended and/or restated from time to time.

“Meeting Location” shall have the meaning given to it in Sub-Regulation 12.1 of the Articles.

“NASDAQ” means National Association of Securities Dealers Automated Quotations of the United States.

“Office” means the registered office of the Company or such other office which has been designated by the Company for the purposes of depositing of notices to the Company and keeping of registers and documents.

“Officer” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution of Shareholders” means a resolution passed by a simple majority of the votes of the Shares cast by such Shareholders entitled to vote, whether in person or, in the case of any Shareholder being a corporation, by its duly authorized representative or, where proxies are allowed, by proxy at a general meeting of which notice of the general meeting has been duly given.

“Person” includes individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons.

“Physical Meeting” means a general meeting held and conducted by physical attendance and participation by Shareholders and/or proxies at the Principal Meeting Place and/or where applicable, one or more Meeting Locations.

“Principal Meeting Place” means, in respect of a general meeting conducted by way of an Electronic Only Meeting or a Hybrid Meeting, the Meeting Location designated by the Board as the principal meeting place for the meeting.

“Principal Register” means, where the Company has established one or more Register of Members, the Register of Members maintained by the Company pursuant to the Act and these Articles that is not designated by the Directors as a Branch Register.

“Register of Members” means the register of members of the Company, being the Principal Register and where applicable, any Branch Register, to be maintained at such place within or outside the British Virgin Islands as the Board shall determine from time to time and kept pursuant to the provisions of the Act.

“Registration Office” means, in respect of any class of Shares such place as the Board may from time to time determine to keep a Branch Register in respect of that class of Shares and where (except in cases where the Board otherwise directs) the transfers or other documents of title for such class of Shares are to be lodged for registration and are to be registered.

“Registrar” means the Registrar of Corporate Affairs appointed under section 229 of the Act.

“Resolution of Directors” means either:

(a)     a resolution approved at a duly convened and constituted meeting of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, such Director shall be counted by the number of votes such Director casts for the purpose of establishing a majority; or

(b)    a resolution consented to in writing or by telex, telegram, cable or other written electronic communication by all the Directors of the Company. A written resolution consented to in such manner may consist of several documents including written electronic communication, in like form each signed or assented to by one or more Directors.

“Rules of the Designated Stock Exchange” means the rules and regulations of the Designated Stock Exchange which are applicable to the Company from time to time.

“Seal” means any seal which has been duly adopted as the common seal of the Company including any facsimile thereof.

Annex B-2

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities” means Shares and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire Shares or debt obligations.

“Share” means a share issued or to be issued by the Company.

“Shareholder” or ”Member” means a Person whose name is duly entered in the Register of Members as the holder of one or more Shares or fractional Shares.

“Special Resolution of Shareholders” means a resolution passed by the affirmative vote of a majority of seventy-five (75) percent or more of the votes of the Shares cast by such Shareholders entitled to vote, whether in person or, in the case of any Shareholder being a corporation, by its duly authorized representative or, where proxies are allowed, by proxy at a general meeting of which notice of the general meeting has been duly given.

“Treasury Share” means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled.

“United States” means the United States of America.

“Written” or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

1.2    In the Memorandum and the Articles, unless the context otherwise requires, a reference to:

(a)     a general meeting shall mean a meeting convened and held in any manner permitted by these Memorandum and Articles and any Shareholder or Director (including, without limitation, the Chairperson of the meeting) attending and participating at a meeting by means of electronic facilities shall be deemed to be present at that meeting for all purposes of the Act and other applicable laws, rules and regulations and these Memorandum and Articles, and attend, participate, attending, participating, attendance and participation shall be construed accordingly; and

(b)    a person’s participation in the business of a general meeting include, without limitation and as relevant, the right (including, in the case of a corporation, through its duly authorized representative) to speak or communicate, vote (whether by electronic facilities or not), be represented by a proxy and have access in hard copy or electronic form to all documents which are required by the Act, the Rules of the Designated Stock Exchange and other applicable laws, rules and regulations or these Articles to be made available at the meeting, and participate and participating in the business of a general meeting shall be construed accordingly.

1.3    In the Memorandum and the Articles, unless the context otherwise requires, a reference to:

(a)     a “Regulation” is a reference to a regulation of the Articles;

(b)    a “Clause” is a reference to a clause of the Memorandum;

(c)     voting by Shareholders is a reference to the casting of the votes attached to the Shares held by the Shareholder;

(d)    the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended or, in the case of the Act, any re-enactment thereof and any subsidiary legislation made thereunder;

(e)     the singular includes the plural and vice versa; and

(f)     electronic facilities include, without limitation, online platforms, website addresses, webinars, webcast, video or any form of conference call systems (telephone, video, web or otherwise).
Annex B-3

1.4    Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and the Articles unless otherwise defined herein.

1.5    Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and the Articles.

2       NAME

The name of the Company is AGBA Group Holding Limited. The Company may by both Ordinary Resolution of Shareholders and Resolution of Directors change its name.

3       STATUS

The Company is a company limited by Shares.

4       REGISTERED OFFICE AND REGISTERED AGENT

4.1    The first registered office of the Company is at Vistra Corporate Services Centre, Wickhams Cay II. Road Town, Tortola, VG1110, British Virgin Islands, the office of the first registered agent.

4.2    The first registered agent of the Company is Vistra (BVI) Limited of Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

4.3    The Company may by Ordinary Resolution of Shareholders or by Resolution of Directors change the location of its registered office or change its registered agent.

4.4    Any change of registered office or registered agent will take effect on the registration by the Registrar of a notice of the change filed by the existing registered agent or a legal practitioner in the British Virgin Islands acting on behalf of the Company.

4.5    The registered agent shall:

(a)     act on the instructions of the Directors of the Company if those instructions are contained in a Resolution of Directors and a copy of the Resolution of Directors is made available to the registered agent; and

(b)    recognize and accept the appointment or removal of a Director or Directors by Shareholders.

5       CAPACITY AND POWERS

5.1    Subject to the Act and any other British Virgin Islands legislation, the Company has, irrespective of corporate benefit:

(a)     full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)    for the purposes of paragraph (a), full rights, powers and privileges.

5.2    For the purposes of section 9(4) of the Act, there are no limitations on the business that the Company may carry on.

6       NUMBER AND CLASSES OF SHARES

6.1    Shares in the Company shall be issued in the currency of the United States of America.

6.2    The Company is authorized to issue a maximum of 200,000,000 Shares of a single class each with a par value of US$0.001.

6.3    The Company may issue fractional Shares and a fractional Share shall have the corresponding fractional rights, obligations and liabilities of a whole Share of the same class or series of Shares.

6.4    Shares may be issued in one or more series of Shares as the Directors may by Resolution of Directors determine from time to time.

Annex B-4

7       RIGHTS OF SHARES

7.1    Subject to any special rights conferred on any class of Share as determined by the Board upon its issue or as varied from time to time, each Share confers upon the Shareholder:

(a)     the right to one vote at a meeting of the Shareholders;

(b)    the right to an equal share in any dividend paid by the Company; and

(c)     the right to an equal share in the distribution of the surplus assets of the Company on its liquidation.

7.2    The Company may by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares subject to Regulation 3 of the Articles.

8       VARIATION OF RIGHTS

If at any time the Shares are divided into different classes, the rights attached to any class may only be varied, whether or not the Company is in liquidation, with the consent in writing of or by a resolution passed at a meeting by the holders of not less than seventy-five (75) percent of the issued Shares in that class.

9       RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

10     REGISTERED SHARES

10.1  The Company shall issue registered Shares only.

10.2  The Company is not authorized to issue bearer shares, convert registered Shares to bearer shares or exchange registered Shares for bearer shares.

11     TRANSFER OF SHARES

11.1  The Company shall, on receipt of an instrument of transfer complying with Regulation 8 of the Articles, enter the name of the transferee of a Share in the register of members unless the Board resolves to refuse or delay the registration of the transfer for reasons that shall be specified in a Resolution of Directors.

11.2  The Directors may not resolve to refuse or delay the transfer of a Share unless the Shareholder has failed to pay an amount due in respect of the Share or otherwise as permitted by applicable law, this Memorandum, the Articles or the Rules of the Designated Stock Exchange. Where such discretion is properly exercised, to the fullest extent possible under applicable law, the directors shall be excluded from and indemnified for any liability arising from such exercise.

12     AMENDMENT OF THE MEMORANDUM AND THE ARTICLES

12.1  Subject to Clause 8, the Company may amend the Memorandum or the Articles by Special Resolution of Shareholders.

12.2  Any amendment of the Memorandum or the Articles will take effect on the registration by the Registrar of a notice of amendment, or restated Memorandum and Articles, filed by the registered agent.

Annex B-5

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT, 2004
AMENDED AND RESTATED ARTICLES OF ASSOCIATION
OF
AGBA GROUP HOLDING LIMITED
A COMPANY LIMITED BY SHARES

(ADOPTED BY RESOLUTION OF SHAREHOLDERS DATED [DATE]
AND EFFECTIVE ON [DATE]

1       REGISTERED SHARES

1.1    Every Shareholder is entitled, on request to a certificate signed by a Director or Officer of the Company, or any other person authorized by Resolution of Directors, or under the Seal specifying the number of Shares held by such Shareholder and the signature of the Director, Officer or authorized person and the Seal may be facsimiles.

1.2    Any Shareholder receiving a certificate shall indemnify and hold the Company and its Directors and Officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn-out certificate or on satisfactory proof of its loss together with such indemnity as may be required by Resolution of Directors.

1.3    If several Persons are registered as joint holders of any Shares, any one of such Persons may give an effectual receipt for any Distribution.

2       SHARES

2.1    Shares and other Securities may be issued at such times, to such Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine, so long as these terms are not prohibited by the Act, the Rules of the Designated Stock Exchange or any applicable laws and regulations.

2.2    Section 46 of the Act (Pre-emptive rights) does not apply to the Company.

2.3    A Share may be issued for consideration in any form or a combination of forms, including money, a promissory note, or other written obligation to contribute money or property, real property, personal property (including goodwill and know-how), services rendered or a contract for future services.

2.4    The consideration for a Share with par value shall not be less than the par value of the Share. If a Share with par value is issued for consideration less than the par value, the person to whom the Share is issued is liable to pay to the Company an amount equal to the difference between the issue price and the par value.

2.5    A bonus share issued by the Company shall be deemed to have been fully paid for on issue.

2.6    No Shares may be issued for a consideration, which is in whole or in part, other than money, unless a Resolution of Directors has been passed stating:

(a)     the amount to be credited for the issue of the Shares; and

(b)    that, in the opinion of the Directors, the present cash value of the non-money consideration and money consideration, if any, is not less than the amount to be credited for the issue of the Shares.

2.7    The Company may insofar as may be permitted by applicable law, pay a commission to any person in consideration of their subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

Annex B-6

2.8    The consideration paid for any Share, whether a par value Share or a no par value Share, shall not be treated as a liability or debt of the Company for the purposes of:

(a)     the solvency test in Regulations 3 and 18; and

(b)    sections 197 and 209 of the Act.

2.9    The Company shall keep a Register of Members containing:

(a)     the names and addresses of the Persons who hold Shares;

(b)    the number of each class and series of Shares held by each Shareholder;

(c)     the date on which the name of each Shareholder was entered in the Register of Members; and

(d)    the date on which any Person ceased to be a Shareholder.

2.10  The Register of Members may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original Register of Members.

2.11  A Share is deemed to be issued when the name of the Shareholder is entered in the Register of Members.

3       REDEMPTION OF SHARES AND TREASURY SHARES

3.1    The Company may purchase, redeem or otherwise acquire and hold its own Shares in such manner and upon such other terms as the Directors may agree with the relevant Shareholder(s) save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of Shareholders whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted by the Act or any other provision in the Memorandum or these Articles to purchase, redeem or otherwise acquire the Shares without their consent.

3.2    The Company may acquire its own fully paid Share or Shares for no consideration by way of surrender of the Share or Shares to the Company by the Shareholder holding the Share or Shares. Any surrender of a Share or Shares under this Sub-Regulation 3.2 shall be in writing and signed by the Shareholder holding the Share or Shares.

3.3    The Company may only offer to purchase, redeem or otherwise acquire Shares if the Resolution of Directors authorising the purchase, redemption or other acquisition contains a statement that the Directors are satisfied, on reasonable grounds, that immediately after the acquisition the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

3.4    Sections 60 (Process for acquisition of own Shares), 61 (Offer to one or more shareholders) and 62 (Shares redeemed otherwise than at the option of company) of the Act shall not apply to the Company.

3.5    Subject to the Rules of the Designated Stock Exchange or any applicable laws and regulations, Shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of fifty (50) percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

3.6    All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

3.7    Treasury Shares may be transferred by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and these Articles) as the Company may by Resolution of Directors determine.

Annex B-7

3.8    Where Shares are held by another body corporate of which the Company holds, directly or indirectly, Shares having more than fifty (50) percent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

4       REGISTER OF CHARGES

4.1    The Company shall maintain a register (the “register of charges”) in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)     the date of creation of the charge; and

(b)    a short description of the liability secured by the charge; and

(c)     a short description of the property charged; and

(d)    the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee; and

(e)     unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)     details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

4.2    The register of charges may be kept in any such form as the Board may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of charges.

5       LIEN

5.1    The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share (whether or not fully paid) registered in the name of a Person indebted or under liability to the Company (whether such Person is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by such Person or such Person’s estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it.

5.2    The Company may sell, in such manner as the Directors may determine, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of their death or bankruptcy.

5.3    For giving effect to any such sale the Directors may authorize some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and the purchaser shall not be bound to see to the application of the purchase money, nor shall such Person’s title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

5.4    The proceeds of the sale after deduction of expenses, fees and commission incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

Annex B-8

6       CALLS ON SHARES

6.1    Subject to other provisions of these Articles, the Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen (14) days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.

6.2    The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

6.3    If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight (8) percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

6.4    The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

6.5    The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

6.6    The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by such Shareholder, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of both an Ordinary Resolution of Shareholders and a Resolution of Directors, eight (8) percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

7       FORFEITURE

7.1    Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation.

7.2    A written notice of call specifying the date for payment to be made shall be served on the Shareholder who defaults in making payment in respect of the Shares.

7.3    The written notice of call referred to in Sub-Regulation 7.2 shall name a further date not earlier than the expiration of fourteen (14) days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

7.4    Where a written notice of call has been issued pursuant to Sub-Regulation 7.3 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

7.5    The Company is under no obligation to refund any moneys to a Shareholder whose Shares have been cancelled pursuant to Sub-Regulation 7.4 and that Shareholder shall be discharged from any further obligation to the Company.

8       TRANSFER OF SHARES

8.1    Subject to the Memorandum, the Rules of the Designated Stock Exchange or any relevant securities laws, Shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Registration Office for registration.

8.2    Except where permitted by the Act, the Memorandum, these Articles, the Rules of the Designated Stock Exchange, any relevant securities laws or the common law, and to any rights and restrictions for the time being attached to any Share, the Board shall not decline to register any transfer of Shares and shall, upon making any decision to decline to register any transfer of Shares, within three (3) months after the date

Annex B-9

on which the relevant instrument of transfer was lodged with the Company, send to the transferor and transferee notice of the refusal. Notwithstanding the foregoing, the Board may, in its absolute discretion, decline to register any transfer of any Share which is not fully paid up, or which is issued under any share incentive scheme for employees upon which a restriction on transfer imposed thereby still subsists, or on which the Company has a lien.

8.3    The registration of transfers may, after compliance with any notice required of the Rules of the Designated Stock Exchange, be suspended at such times and for such periods as the Board may from time to time determine.

8.4    All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Board decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

8.5    The transfer of a Share is effective when the name of the transferee is entered on the Register of Members.

8.6    If the Board is satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, the Board may resolve:

(a)     to accept such evidence of the transfer of Shares as the Board considers appropriate; and

(b)    that the transferee’s name should be entered in the Register of Members notwithstanding the absence of the instrument of transfer.

8.7    Subject to the Memorandum, the personal representative of a deceased Shareholder may transfer a Share even though the personal representative is not a Shareholder at the time of the transfer.

9       UNTRACEABLE SHAREHOLDERS

9.1    Without prejudice to the rights of the Company under this Sub-Regulation 9.1, the Company may cease sending cheques for dividend entitlements or dividend warrants by post if such cheques or warrants have been left uncashed on two consecutive occasions. However, the Company may exercise the power to cease sending cheques for dividend entitlements or dividend warrants after the first occasion on which such a cheque or warrant is returned undelivered.

9.2    The Company shall have the power to sell, in such manner as the Board thinks fit, any Shares of a Shareholder who is untraceable, but no such sale shall be made unless:

(a)     all cheques or warrants in respect of dividends of the Shares in question, being not less than three in total number, for any sum payable in cash to the holder of such Shares in respect of them sent during the relevant period in the manner authorized by these Articles have remained uncashed; and

(b)    so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Shareholder who is the holder of such Shares or of a person entitled to such Shares by death, bankruptcy or operation of law; and

(c)     the Company has caused an advertisement to be published in a newspaper published daily and circulating generally in last known address of the Shareholder of its intention to sell such Shares and a period of three (3) months has elapsed since the date of such advertisement.

For the purpose of the foregoing, the “relevant period” means the period commencing twelve (12) years before the date of publication of the advertisement referred to in sub-paragraph (c) and ending at the expiry of the period referred to in that sub-paragraph.

9.3    To give effect to any such sale the Board may authorize some person to transfer the said Shares and an instrument of transfer signed or otherwise executed by or on behalf of such person shall be as effective as if it had been executed by the registered holder or the person entitled by transmission to such Shares, and the purchaser shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale will belong to the Company and upon receipt by the Company of such net proceeds

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it shall become indebted to the former Shareholder for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as it thinks fit. Any sale under this Sub-Regulation 9.3 shall be valid and effective notwithstanding that the Shareholder holding the Shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

10     MEETINGS AND CONSENTS OF SHAREHOLDERS

10.1  The Board may convene a meeting of the Shareholders at such time and in such manner and place within or outside the British Virgin Islands as the Board considers necessary or desirable. All general meetings may be held as a Physical Meeting in any part of the world and at one or more locations (if a Hybrid Meeting or Electronic Only Meeting is adopted), as may be determined by the Board in its absolute discretion.

10.2  General meetings shall also be convened on the requisition in writing of any Shareholder or Shareholders entitled to attend and vote at general meetings of the Company holding at least thirty (30) percent of the voting rights attaching to the issued Shares deposited at the Office specifying the objects of the meeting by notice given no later than twenty-one (21) days from the date of deposit of the requisition signed by the requisitionists, and if the Directors do not convene such meeting for a date not later than forty-five (45) days after the date of such deposit, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors to convene the general meeting shall be reimbursed to them by the Company.

10.3  If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

10.4  The Board shall give not less than fourteen (14) days’ notice of a general meeting to:

(a)     those Shareholders whose names on the date the notice is given appear as Shareholders in the Register of Members and are entitled to vote at the meeting; and

(b)    the other Directors.

10.5  Subject to the Memorandum, these Articles and the Rules of the Designated Stock Exchange, the Board may fix as the record date for determining those Shareholders that are entitled to vote at the meeting the date notice is given of the meeting, or such other date as may be specified in the notice, being a date not earlier than the date of the notice.

10.6  The inadvertent failure of the Board to give notice of a meeting to a Shareholder or another Director, or the fact that a Shareholder or another Director has not received notice, does not invalidate the meeting.

10.7  A Shareholder may be represented at a general meeting by a proxy who may speak and vote on behalf of the Shareholder. For the avoidance of doubt, a Shareholder may only appoint one proxy for each meeting.

10.8  The instrument appointing a proxy shall be in substantially the following form or such other form as the Board shall accept as properly evidencing the wishes of the Shareholder appointing the proxy.

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[COMPANY NAME]

(the “Company”)

l/We, __________________ being a Shareholder of the Company HEREBY APPOINT __________________ of ______________________ or failing him _______________ of _______________ to be my/our proxy to vote for me/us at the meeting of Shareholders to be held on the ________ day of ___________________, 20 _________ and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this ______________ day of ______________________, 20_________

______________________

Shareholder

10.9    The instrument appointing a proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy of that power or authority shall be (i) deposited at the Office or at such other place as is specified in the notice of meeting or in the instrument of proxy issued by the Company or, (ii) if an electronic address or electronic means of submission in accordance with the preceding Article is specified by the Company, in the notice of meeting or in the instrument of proxy issued by the Company, specifically for the purpose of receiving such instruments and the aforesaid authorities and documents for that meeting, sent or transmitted by electronic means to such electronic address or via the electronic means of submission so specified subject to any conditions or limitations imposed by the Company, in each case not less than forty-eight (48) hours before the time for holding the meeting or adjourned meeting at which the person named in such instrument proposes to vote or, in the case of a poll taken more than forty-eight (48) hours after it was demanded, not less than twenty-four (24) hours before the time appointed for the taking of the poll, and in default the instrument of proxy shall not be treated as valid. In calculating the periods mentioned above, no account is to be taken of any part of a day that is a public holiday. No instrument appointing a proxy shall be valid after expiration of twelve months from the date of its execution, except at an adjourned meeting or on a poll demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within twelve months from such date. Delivery of an instrument appointing a proxy shall not preclude a Shareholder from attending and voting in person at the meeting or poll concerned and, in such event, the instrument appointing a proxy shall be deemed to be revoked.

10.10  The instrument appointing a proxy to vote at a general meeting shall: (i) be deemed to confer authority upon the proxy to demand or join in demanding a poll and to vote on any resolution (or amendment thereto) put to the meeting for which it is given as the proxy thinks fit provided that any form issued to a Shareholder for use by such Shareholder for appointing a proxy to attend and vote at an extraordinary general meeting or at an annual general meeting at which any business is to be transacted shall be such as to enable the Shareholder, according to such Shareholder’s intention, to instruct the proxy to vote in favor of or against (or, in default of instructions, to exercise the proxy’s discretion in respect of) each resolution dealing with any business; and (ii) unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

10.11  A vote given in accordance with the terms of an instrument of proxy or power of attorney or by the duly authorized representative of a corporation shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or power of attorney or other authority under which the proxy was executed or the transfer of the share in respect of which the proxy is given, provided that no intimation in writing of such death, insanity, revocation or transfer as aforesaid shall have been received by the Company at its Office, at least two (2) hours before the commencement of the meeting or adjourned meeting at which the proxy is used.

10.12  The following applies where Shares are jointly owned:

(a)       if two or more persons hold Shares jointly each of them may be present in person or by proxy at a general meeting and may speak as a Shareholder; and

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(b)       if only one of the joint owners is present in person or by proxy such person may vote on behalf of all joint owners; and

(c)       if two or more of the joint owners are present in person or by proxy they must vote as one.

10.13  A Shareholder shall be deemed to be present at a general meeting if such Shareholder participates by electronic facilities and all Shareholders participating in the meeting are able to hear each other.

10.14  No business other than the appointment of a Chairperson of a meeting shall be transacted at any general meeting unless a quorum is present at the commencement of the business. Two (2) Shareholders entitled to vote and present in person (or in the case of a Shareholder being a corporation by its duly authorized representative) or by proxy shall form a quorum for all purposes.

10.15  If within thirty (30) minutes (or such longer time not exceeding one hour as the Chairperson of the meeting may determine to wait) after the time appointed for the meeting a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week at the same time and place or to such time and place as the Board may determine. If at such adjourned meeting a quorum is not present within thirty (30) minutes from the time appointed for holding the meeting, the meeting shall be dissolved.

10.16  At every general meeting, the Chairperson of the Board shall preside as Chairperson of the meeting. If there is no Chairperson of the Board, or if at any general meeting the Chairperson of the Board is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chair, any Director or Person nominated by the Directors shall preside as Chairperson of the meeting, failing which the Shareholders present in person or by proxy shall by a simple majority vote choose any Person present to be chair of that meeting.

10.17  The Chairperson of the meeting may adjourn a meeting from time to time and from place to place either:

(a)       with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting); or

(b)       without the consent of such meeting if, in the Chairperson’s sole opinion and absolute discretion, it is necessary to do so to:

(i)        secure the orderly conduct or proceedings of the meeting;

(ii)       give all persons present in person or by proxy and having the right to speak and / or vote at such meeting, the ability to do so; or

(iii)      to give due time to permit proper consideration of any matters raised at a meeting,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen (14) days or more, notice of the adjourned meeting shall be given in the manner provided for the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

10.18  If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the Chairperson of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution duly proposed as a Special Resolution of the Shareholders, no amendment thereto (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted upon.

10.19  Directors may attend and speak at any general meeting and at any separate meeting of the holders of any class or series of Shares.

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11     VOTING

11.1    Subject to any special rights or restrictions as to voting for the time being attached to any Shares by or in accordance with the Memorandum or these Articles, at any general meeting on a show of hands every Shareholder present in person (or being a corporation, is present by a representative duly authorized under the Act), or by proxy shall have one vote and on a poll every Shareholder present in person or by proxy or, in the case of a Shareholder being a corporation, by its duly authorized representative shall have one vote for every fully paid Share of which such Shareholder is the holder but so that no amount paid up or credited as paid up on a Share in advance of calls or instalments is treated for the foregoing purposes as paid up on the Share.

11.2    A resolution put to the vote of a meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded:

(a)       by the Chairperson of the meeting; or

(b)       by at least two (2) Shareholders present in person (or in the case of a Shareholder being a corporation by its duly authorized representative) or by proxy; or

(c)       by a Shareholder or Shareholders present in person (or in the case of a Shareholder being a corporation by its duly authorized representative) or by proxy and representing not less than ten (10%) percent of the total votes of Shares entitled to vote at the meeting; or

(d)       by a Shareholder or Shareholders present in person (or in the case of a Shareholder being a corporation by its duly authorized representative) or by proxy and holding Shares in the Company conferring a right to vote at the meeting being Shares on which an aggregate sum has been paid up equal to not less than one tenth (1/10) of the total sum paid up on all Shares conferring that right.

A demand by a person as proxy for a Shareholder or in the case of a Shareholder being a corporation by its duly authorized representative shall be deemed to be the same as a demand by a Shareholder.

11.3    Unless a poll is duly demanded and the demand is not withdrawn, a declaration by the Chairperson of the meeting that a resolution has been carried, or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect made in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.

11.4    If a poll is duly demanded the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. There shall be no requirement for the Chairperson to disclose the voting figures on a poll.

11.5    The demand for a poll shall not prevent the continuance of a meeting or the transaction of any business other than the question on which the poll has been demanded, and, with the consent of the Chairperson of the meeting, it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

11.6    A poll demanded on the election of a Chairperson of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairperson of the meeting directs. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

11.7    Votes (whether on a show of hands or a poll) may be cast by such means, electronic or otherwise, as the Board or the Chairperson of the meeting may determine. A person entitled to more than one vote on a poll need not use all such person’s votes or cast all the votes to which such person is entitled in the same way.

11.8    In the case of an equality of votes, whether on a show of hands or on a poll, the Chairperson of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

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11.9    Any Person other than an individual which is a Shareholder may by resolution of its directors or other governing body authorize such individual as it thinks fit to act as its representative at any general meeting or of any class of Shareholders, and the individual so authorized shall be entitled to exercise the same rights on behalf of the Shareholder which the individual represents as that Shareholder could exercise if it were an individual.

11.10  The Chairperson of any meeting at which a vote is cast by proxy or on behalf of any Person other than an individual may call for a notarially certified copy of such proxy or authority which shall be produced within seven (7) days of being so requested or the votes cast by such proxy or on behalf of such Person shall be disregarded.

11.11  If:

(a)       any objection shall be raised to the qualification of any voter; or

(b)       any votes have been counted which ought not to have been counted or which might have been rejected; or

(c)       any votes are not counted which ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the Chairperson of the meeting and shall only vitiate the decision of the meeting on any resolution if the Chairperson decides that the same may have affected the decision of the meeting. The decision of the Chairperson on such matters shall be final and conclusive.

11.12  An action that may be taken by the Shareholders at a meeting may also be taken by a resolution consented to in writing by all Shareholders, without the need for any notice. The consent may be in the form of counterparts, each counterpart being signed by one or more Shareholders. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which all Shareholders have consented to the resolution by signed counterparts.

12     HYBRID MEETINGS AND ELECTRONIC ONLY MEETINGS

12.1    The Board may, at its absolute discretion, arrange for persons entitled to attend a general meeting to do so by simultaneous attendance and participation by means of electronic facilities at such location or locations (“Meeting Location(s)”) determined by the Board at its absolute discretion. Any Shareholder or any proxy attending and participating in such way or any Shareholder or any proxy participating in an Electronic Only Meeting or a Hybrid Meeting by means of electronic facilities is deemed to be present at and shall be counted in the quorum of the meeting.

12.2    All general meetings are subject to the following:

(a)       where a Shareholder is attending a Meeting Location and/or in the case of an Electronic Only Meeting or a Hybrid Meeting, the meeting shall be treated as having commenced if it has commenced at the Principal Meeting Place; and

(b)       Shareholders present in person (or in the case of a Shareholder being a corporation, by its duly authorized representative) or by proxy at a Meeting Location and/or Shareholders participating in an Electronic Only Meeting or a Hybrid Meeting by means of electronic facilities shall be counted in the quorum for and entitled to vote at the meeting in question, and that meeting shall be duly constituted and its proceedings valid provided that the Chairperson of the meeting is satisfied that adequate electronic facilities are available throughout the meeting to ensure that Shareholders at all Meeting Locations and Shareholders participating in an Electronic Only Meeting or a Hybrid Meeting by means of electronic facilities are able to participate in the business for which the meeting has been convened; and

(c)       where Shareholder attend a meeting by being present at one of the Meeting Locations and/or where Shareholders participate in an Electronic Only Meeting or a Hybrid Meeting by means of electronic facilities, a failure (for any reason) of the electronic facilities or communication equipment, or any

Annex B-15

other failure in the arrangements for enabling those in a Meeting Location other than the Principal Meeting Place to participate in the business for which the meeting has been convened or in the case of an Electronic Only Meeting or a Hybrid Meeting, the inability of one or more Shareholders (in the case of Shareholders being corporations, their duly authorized representatives) or proxies to access, or continue to access, the electronic facilities despite adequate electronic facilities having been made available by the Company, shall not affect the validity of the meeting or the resolutions passed, or any business conducted there or any action taken pursuant to such business provided that there is a quorum present throughout the meeting; and

(d)       if any of the Meeting Locations is not in the same jurisdiction as the Principal Meeting Place, the provisions of these Articles concerning the service and giving of notice for the meeting, and the time for lodging proxies, shall apply by reference to the Principal Meeting Place.

12.3    The Board and, at any general meeting, the Chairperson of the meeting may from time to time make arrangements for managing attendance and/or participation and/or voting at the Principal Meeting Place and/or any Meeting Location(s) and/or participation and/or voting in an Electronic Only Meeting or a Hybrid Meeting by means of electronic facilities (whether involving the issue of tickets or some other means of identification, passcode, seat reservation, electronic voting or otherwise) as they shall in their absolute discretion consider appropriate, and may from time to time change any such arrangements, provided that a Shareholder who, pursuant to such arrangements, is not permitted to attend, in person (or in the case of a Shareholder being a corporation, by its duly authorized representative) or by proxy, at any Meeting Location shall be entitled so to attend at one of the other Meeting Locations; and the entitlement of any member so to attend the meeting or adjourned meeting or postponed meeting at such Meeting Location or Meeting Locations shall be subject to any such arrangement as may be for the time being in force and by the notice of meeting or adjourned meeting or postponed meeting stated to apply to the meeting.

12.4    If it appears to the Chairperson of the meeting of the general meeting that:

(a)       the electronic facilities at the Principal Meeting Place or at such other Meeting Location(s) at which the meeting may be attended have become inadequate for the purposes referred to in Regulation 12.1or are otherwise not sufficient to allow the meeting to be conducted substantially in accordance with the provisions set out in the notice of the meeting; or

(b)       in the case of an Electronic Only Meeting or a Hybrid Meeting, electronic facilities being made available by the Company have become inadequate; or

(c)       it is not possible to ascertain the view of those present or to give all persons entitled to do so a reasonable opportunity to communicate and/or vote at the meeting; or

(d)       there is violence or threat of violence, unruly behaviour or other disruption occurring at the meeting or it is not possible to secure the proper and orderly conduct of the meeting,

then, without prejudice to any other power which the Chairperson of the meeting may have under these Articles or at common law, the Chairperson of the meeting may, at the Chairperson’s absolute discretion, without the consent of the meeting, and before or after the meeting has started and irrespective of whether a quorum is present, interrupt or adjourn the meeting (including adjournment for indefinite period). All business conducted at the meeting up to the time of such adjournment shall be valid.

12.5     The Board and, at any general meeting, the Chairperson of the meeting may make any arrangement and impose any requirement or restriction the Board or the Chairperson of the meeting, as the case may be, considers appropriate to ensure the security and orderly conduct of a meeting (including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place, determining the number and frequency of and the time allowed for questions that may be raised at a meeting). Shareholders shall also comply with all requirements or restrictions imposed by the owner of the premises at which the meeting is held. Any decision made under this Sub-Regulation shall be final and conclusive and a person who refuses to comply with any such arrangements, requirements or restrictions may be refused entry to the meeting or ejected (physically or electronically) from the meeting.

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12.6    If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Board, in its absolute discretion, consider that it is inappropriate, impracticable, unreasonable or undesirable for any reason to hold the general meeting on the date or at the time or place or by means of electronic facilities specified in the notice calling the meeting, the Board may (a) postpone the meeting to another date and/or time, and/or (b) change the place and/or electronic facilities and/or form of the meeting (including, without limitation, a physical meeting, Electronic Only Meeting or a Hybrid Meeting), without approval from the Shareholders. Without prejudice to the generality of the foregoing, the Board shall have the power to provide in every notice calling a general meeting the circumstances in which such a change or postponement of the relevant general meeting may occur automatically without further notice, including without limitation where a gale warning or black rainstorm warning or other similar event is in force at any time on the day of the meeting. This Article shall be subject to the following:

(a)       when either (1) a meeting is postponed, or (2) there is a change in the place and/or electronic facilities and/or form of the meeting, the Company shall (a) endeavour to post a notice of such change or postponement on the Company’s website as soon as reasonably practicable (provided that failure to post such a notice shall not affect the automatic change or automatic postponement of such meeting); and (b) subject to and without prejudice to Regulation 10.17, unless already specified in the original notice of the meeting or included in the notice posted on the Company’s website above, the Directors shall fix the date, time, place (if applicable) and electronic facilities (if applicable) for the changed or postponed meeting, specify the date and time by which proxies shall be submitted in order to be valid at such changed or postponed meeting (provided that any proxy submitted for the original meeting shall continue to be valid for the changed or postponed meeting unless revoked or replaced by a new proxy), and shall give the Shareholders reasonable notice (given the circumstances) of such details in such manner as the Directors may determine; and

(b)       notice of the business to be transacted at the changed or postponed meeting shall not be required, nor shall any accompanying documents be required to be recirculated, provided that the business to be transacted at the changed or postponed meeting is the same as that set out in the original notice of general meeting circulated to the Shareholders.

12.7    All persons seeking to attend and participate in an Electronic Only Meeting or a Hybrid Meeting shall be responsible for maintaining adequate facilities to enable them to do so. Subject to Sub-Regulation 12.4, any inability of a person or persons to attend or participate in a general meeting by way of electronic facilities shall not invalidate the proceedings of and/or resolutions passed at that meeting.

12.8    Without prejudice to other provisions in Sub-Regulation 12.1 to 12.7, a physical meeting may also be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

13     DEPOSITARY AND CLEARING HOUSES

13.1    If a clearing house (or its nominee(s)) or depositary (or its nominee(s)) is a Shareholder, it may, by resolution of its directors or other governing body or by power of attorney, authorize such Person(s) as it thinks fit to act as its representative(s) at any general meeting of the Company or of any class of Shareholders; provided, that, if more than one Person is so authorized, the authorisation shall specify the number and class of Shares in respect of which each such Person is so authorized.

13.2    A Person so authorized pursuant to Sub-Regulation 13.1 shall be entitled to exercise the same powers on behalf of the recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) which such Person represents as that recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) could exercise if it were an individual Shareholder holding the number and class of Shares specified in such authorisation.

13.3    Sub-Regulation 13.1 applies only if the Company is listed on a Designated Stock Exchange and the relevant clearing house or depositary is recognized by the Designated Stock Exchange.

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14     DIRECTORS

14.1    The first directors of the Company shall be appointed by the first registered agent within 6 months of the date of incorporation of the Company; and thereafter, the Directors shall be elected by Ordinary Resolution of Shareholders or by Resolution of Directors.

14.2    No person shall be appointed as a Director, alternate Director, or nominated as a reserve Director, of the Company unless such person has consented in writing to be a Director, alternate Director or to be nominated as a reserve Director respectively.

14.3    Subject to Sub-Regulation 14.1, the minimum number of Directors shall be one and there shall be no maximum number.

14.4    Each Director holds office for the term, if any, fixed by the Ordinary Resolution of Shareholders or the Resolution of Directors appointing such Director, or until such Director’s earlier death, resignation or removal. If no term is fixed on the appointment of a Director, the Director serves indefinitely until such Director’s earlier death, resignation or removal.

14.5    A Director may be removed from office, with or without cause, by Ordinary Resolution of Shareholders passed at a general meeting called for the purposes of removing the Director or for purposes including the removal of the Director.

14.6    A Director may resign from office by giving written notice of such Director’s resignation to the Company and the resignation has effect from the date the notice is received by the Company or from such later date as may be specified in the notice. A Director shall resign forthwith as a director if such Director is, or becomes, disqualified from acting as a director under the Act.

14.7    The Board may at any time appoint any person to be a director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

14.8    A vacancy in relation to the Board occurs if a Director dies or otherwise ceases to hold office prior to the expiration of the Director’s term of office.

14.9    Where the Company only has one Shareholder who is an individual and that Shareholder is also the sole Director, the sole Shareholder/Director may, by instrument in writing, nominate a person who is not disqualified from being a director as a reserve Director to act in the place of the sole Director in the event of the death of the sole Shareholder/Director.

14.10  The nomination of a person as a reserve Director ceases to have effect if:

(a)       before the death of the sole Shareholder/Director who nominated such person,

(i)        that person resigns as reserve Director; or

(ii)       the sole Shareholder/Director revokes the nomination in writing; or

(b)       the sole Shareholder/Director who nominated such person ceases to be able to be the sole Shareholder/Director for any reason other than the death of the sole Shareholder/Director.

14.11  The Company shall keep a register of Directors (the “register of directors”) containing:

(a)       in the case of an individual Director, the particulars stated in section 118A(1)(a) of the Act; and

(b)       in the case of a corporate Director, the particulars stated in section 118A(1)(b) of the Act; and

(c)       such other information as may be prescribed by the Act.

14.12  The register of directors may be kept in any such form as the Board may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of directors.

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14.13  The Company shall file for registration with the Registrar a copy of its register of directors (and any changes to the register of directors) in accordance with the provisions of the Act

14.14  The Directors may, by Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

14.15  A Director is not required to hold a Share as a qualification to office.

15     POWERS OF DIRECTORS

15.1    The business and affairs of the Company shall be managed by, or under the direction or supervision of the Board. The Board have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Board may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act, the Memorandum, these Articles or the Rules of the Designated Stock Exchange required to be exercised by the Shareholders.

15.2    No resolution passed by the Company in general meeting shall invalidate any prior act of the Board that would have been valid if that resolution had not been passed.

15.3    Each Director shall exercise that Director’s powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Act, the Memorandum, these Articles, the Rules of the Designated Stock Exchange or any other applicable laws and regulations. Each Director, in exercising the Director’s powers or performing the Director’s duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

15.4    Any Director which is a body corporate may appoint any individual as its duly authorized representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

15.5    The continuing Directors may act notwithstanding any vacancy in their body.

15.6    The Board may exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party.

15.7    All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by the Board.

15.8    For the purposes of section 175 (Disposition of assets) of the Act, the Board may by Resolution of Directors determine that any sale, transfer, lease, exchange or other disposition is in the usual or regular course of the business carried on by the Company and such determination is, in the absence of fraud, conclusive.

16     ALTERNATE DIRECTOR

16.1    A Director, by written instrument deposited at the Office, may from time to time appoint another Director or another person who is not disqualified for appointment as a Director under section 111 of the Act to be such Director’s alternate to:

(a)       exercise the appointing Director’s powers; and

(b)       carry out the appointing Director’s responsibilities,

in relation to the taking of decisions by the Directors in the absence of the appointing Director.

16.2    The appointment of an alternate Director does not take effect until written notice of the appointment has been deposited at the Office.

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16.3    The appointing Director may, at any time, terminate or vary the alternate’s appointment. The termination or variation of the appointment of an alternate Director does not take effect until written notice of the termination or variation has been deposited at the Office, save that if a Director shall die or cease to hold the office of Director, the appointment of such Director’s alternate shall thereupon cease and terminate immediately without the need of notice.

16.4    An alternate Director has no power to appoint an alternate, whether of the appointing Director or of the alternate Director.

16.5    An alternate Director has the same rights as the appointing Director in relation to any Directors’ meeting and any written resolution of Directors circulated for written consent. Unless stated otherwise in the notice of the appointment of the alternate, or a notice of variation of the appointment, if undue delay or difficulty would be occasioned by giving notice to a Director of a resolution of which such Director’s approval is sought in accordance with these Articles such Director’s alternate (if any) shall be entitled to signify approval of the same on behalf of that Director. Any exercise by the alternate Director of the appointing Director’s powers in relation to the taking of decisions by the Directors is as effective as if the powers were exercised by the appointing Director. An alternate Director does not act as an agent of or for the appointing Director and is liable for the alternate Director’s own acts and omissions as an alternate Director.

16.6    The remuneration of an alternate Director (if any) shall be payable out of the remuneration payable to the Director appointing such alternate Director (if any), as agreed between such alternate and the Director appointing such alternate.

17     DISQUALIFICATION OF DIRECTORS

17.1    The office of director shall be vacated, if the Director:

(a)       is disqualified from being appointed as a director under Section 111 of the Act; or

(b)       dies or is found to be or becomes of unsound mind; or

(c)       resigns from office by notice in writing to the Company; or

(d)       becomes bankrupt or has a receiving order made against the Director or suspends payment or compounds with the Director’s creditors; or

(e)       is prohibited by law from being a director; or

(f)        ceases to be a director by virtue of any provision of the Act or is removed from office pursuant to these Articles; or

(g)       ceases to be eligible to remain as a director of a company admitted to trading on the Designated Stock Exchange; or

(h)       fails, without reasonable excuse, to attend all board meetings properly scheduled during a six-month period.

18     PROCEEDINGS OF DIRECTORS

18.1    Any Director may call a meeting of the Directors by sending a written notice to the other Directors or the Secretary.

18.2    The Board or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the Board may determine to be necessary or desirable.

18.3    A Director is deemed to be present at a meeting of Directors if that Director participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

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18.4    A Director shall be given not less than one (1) day’s notice of Board meetings, but a Board meeting held without one (1) day’s notice having been given to all Directors shall be valid if at least 50% of the Directors entitled to vote at the meeting waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

18.5    A Board meeting is duly constituted for all purposes if at the commencement of the meeting there are present in person or by alternate not less than two (2) Directors.

18.6    If the Company has only one (1) Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or these Articles required to be exercised by the Shareholders. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

18.7    At Board meetings at which the Chairperson of the Board is present, the Chairperson of the Board shall preside as Chairperson of the meeting. If there is no Chairperson of the Board or if the Chairperson of the Board is not present, the Directors present shall choose one of their number to be Chairperson of the meeting.

18.8    An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing or by telex, telegram, cable or other written electronic communication by all the Directors or by all the members of the committee, as the case may be, without the need for any notice. A written resolution consented to in such manner may consist of several documents, including written electronic communication, in like form each signed or assented to by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

18.9    All acts done by any Board meeting or of a meeting of the committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

19     COMMITTEES

19.1    The Board may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

19.2    The Board has no power to delegate to a committee of Directors any of the following powers:

(a)       to amend the Memorandum or these Articles; or

(b)       to designate committees of Directors; or

(c)       to delegate powers to a committee of Directors; or

(d)       to appoint or remove Directors; or

(e)       to appoint or remove an agent; or

(f)        to approve a plan of merger, consolidation or arrangement; or

(g)       to make a declaration of solvency or to approve a liquidation plan; or

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(h)       to make a determination that immediately after a proposed Distribution the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as they fall due.

19.3    Sub-Regulation 19.2 does not prevent a committee of Directors, where authorized by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

19.4    The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of these Articles regulating the proceedings of Directors so for as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

19.5    Where the Directors delegate their powers to a committee of Directors they remain responsible for the exercise of that power by the committee, unless they believed on reasonable grounds at all times before the exercise of the power that the committee would exercise the power in conformity with the duties imposed on directors of the Company under the Act, the Memorandum, these Articles or any Rules of the Designated Stock Exchange.

20     AUDIT COMMITTEE

Without prejudice to the freedom of the Board to establish any other committees, for so long as the Shares (or depositary receipts therefor) are admitted to trading on the Designated Stock Exchange, the Board shall establish and maintain an Audit Committee as a committee of the Board, the composition and responsibilities of which shall comply with the charter of the Audit Committee, the rules of the Designated Stock Exchange, the rules and regulations of the Commission and all other applicable laws and regulations.

21     OFFICERS AND AGENTS

21.1    The Board may appoint Officers of the Company at such times as may be considered necessary or expedient. Such Officers may consist of a Chairperson of the Board of Directors, a president and one or more vice-presidents, secretaries and treasurers and such other Officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

21.2    The Officers shall perform such duties as are prescribed at the time of their appointments subject to any modification in such duties as may be prescribed thereafter by the Board. In the absence of any specific prescription of duties it shall be the responsibility of the Chairperson of the Board to preside at meetings of Directors and Shareholders, the president to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the president but otherwise to perform such duties as may be delegated to them by the president, the secretaries to maintain the register of members, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

21.3    The emoluments of all Officers shall be fixed by the Board.

21.4    The Officers shall hold office until their successors are duly appointed, but any Officer elected or appointed by the Company may be removed at any time, with or without cause, by the Board. Any vacancy occurring in any office of the Company may be filled by the Board.

21.5    The Board may appoint any person, including a person who is a Director, to be an agent of the Company.

21.6    An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in these Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the following:

(a)       to amend the Memorandum or these Articles; or

(b)       to change the registered office or agent; or

(c)       to designate committees of Directors; or

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(d)       to delegate powers to a committee of Directors; or

(e)       to appoint or remove Directors; or

(f)        to appoint or remove an agent; or

(g)       to fix emoluments of Directors; or

(h)       to approve a plan of merger, consolidation or arrangement; or

(i)        to make a declaration of solvency or to approve a liquidation plan; or

(j)        to make a determination that immediately after a proposed Distribution the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as they fall due; or

(k)       to authorize the Company to continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands.

21.7    The Resolution of Directors appointing an agent may authorize the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company.

21.8    The Board may remove an agent appointed by it and may revoke or vary a power conferred on such agent.

22     CONFLICT OF INTERESTS

22.1    A Director shall, forthwith after becoming aware of the fact that such Director is interested in a transaction entered into or to be entered into by the Company, disclose the interest to the entire Board.

22.2    For the purposes of Sub-Regulation 22.1, a disclosure to all other Directors to the effect that a Director is a shareholder, director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry into the transaction or disclosure of the interest, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

22.3    Subject to complying with Regulation 22.1, a Director who is interested in a transaction entered into or to be entered into by the Company may:

(a)       vote on a matter relating to the transaction; and

(b)       attend the Board meeting at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

(c)       sign a document on behalf of the Company, or do any other thing in that person’s capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act shall not, by reason of that person’s office be accountable to the Company for any benefit which such Director derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

23     INDEMNIFICATION

23.1    Every Director (including for the purposes of this Regulation any alternate Director appointed pursuant to the provisions of these Articles), Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, including legal fees, other than by reason of such Indemnified Person’s own dishonesty or fraud, as determined by a court of competent jurisdiction, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of their duties, powers, authorities or discretions, including without

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prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any proceedings concerning the Company or its affairs in any court whether in the British Virgin Islands or elsewhere.

23.2    No Indemnified Person shall be liable (and an Indemnified Person shall be indemnified by the Company as described in Sub-Regulation 23.1 if any person holds such Indemnified Person liable):

(a)       for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or

(b)       for any loss on account of defect of title to any property of the Company; or

(c)       on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)       for any loss incurred through any bank, broker or other similar Person; or

(e)       for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)        oversight on such Indemnified Person’s part; or

(g)       for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto, unless the same shall happen through such Indemnified Person’s own dishonesty, wilful default or fraud as determined by a court of competent jurisdiction.

23.3    Expenses, including legal fees, incurred by any Indemnified Person in defending any legal, administrative or investigative proceedings may be paid by the Company in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of the Indemnified Person to repay the amount if it shall ultimately be determined that the Indemnified Person is not entitled to be indemnified by the Company in accordance with Sub-Regulation 23.1.

23.4    The indemnification and advancement of expenses provided by, or granted pursuant to, this section is not exclusive of any other rights to which the Indemnified Person may be entitled under any agreement with the Company, Ordinary Resolution of Shareholders, resolution of disinterested Directors or otherwise.

23.5    The Company may purchase and maintain insurance in relation to any Indemnified Person, whether or not the Company has or would have had the power to indemnify the person against the liability as provided in these Articles or the Act.

23.6    Notwithstanding Regulation 23.1 and 23.2, any Director seeking indemnification under this Regulation shall also have acted honestly and in good faith with a view to what that Director believed to be the best interests of the Company and in the case of criminal proceedings had no reasonable cause to believe that the Director’s conduct was unlawful.

24     RECORDS AND UNDERLYING DOCUMENTATION

24.1    The Company shall keep the following documents at the office of its registered agent:

(a)       the Memorandum and these Articles;

(b)       the Register of Members, or a copy of the Register of Members;

(c)       the register of directors, or a copy of the register of directors; and

(d)       copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

24.2    Until the Board determines otherwise, the Company shall keep the original Register of Members and original register of directors at the office of its registered agent.

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24.3    If the Company maintains only a copy of the Register of Members or a copy of the register of directors at the office of its registered agent, it shall:

(a)       within fourteen (14) days of any change in either register, notify the registered agent in writing of the change; and

(b)       provide the registered agent with a written record of the physical address of the place or places at which the original Register of Members or the original register of directors is kept.

24.4    Where any of the original Register of Members or the original register of directors is maintained other than at the office of the registered agent, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within fourteen (14) days of the change of location.

24.5    The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)       the records and underlying documentation of the Company; and

(b)       minutes of meetings and Resolutions of Shareholders and classes of Shareholders; and

(c)       minutes of meetings and Resolutions of Directors and committees of Directors; and

(d)       an impression of the Seal.

24.6    The records and underlying documentation of the Company shall be in such form as:

(a)       are sufficient to show and explain the Company’s transactions; and

(b)       will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

24.7    The Company shall retain the records and underlying documentation for a period of at least five (5) years from the date:

(a)       of completion of the transaction to which the records and underlying documentation relate; or

(b)       the Company terminates the business relationship to which the records and underlying documentation relate.

24.8    Where the records and underlying documentation of the Company are kept at a place or places other than at the office of its registered agent, the Company shall provide the registered agent with a written:

(a)       record of the physical address of the place at which the records and underlying documentation are kept; and

(b)       record of the name of the person who maintains and controls the Company’s records and underlying documentation.

24.9    Where the place or places at which the records and underlying documentation of the Company, or the name of the person who maintains and controls the Company’s records and underlying documentation, change, the Company shall, within fourteen (14) days of the change, provide its registered agent with:

(a)       the physical address of the new location of the records and underlying documentation; or

(b)       the name of the new person who maintains and controls the Company’s records and underlying documentation.

24.10  The Company shall provide its registered agent without delay any records and underlying documentation in respect of the Company that the registered agent requests pursuant to the Act.

24.11  The records and underlying documentation kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act, 2001 (No. 5 of 2001) as from time to time amended or re-enacted.

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25     SEAL

25.1    The Company shall have a Seal and may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by the Board.

25.2    The Board shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the Office.

25.3    Except as otherwise expressly provided herein, the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other Person so authorized from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings.

25.4    The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorized person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

26     ACCOUNTS AND AUDIT

26.1    The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

26.2    No Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law, regulation, or listing rule or as authorized by the Board.

26.3    For as long as the Company is admitted to trading on a Designated Stock Exchange, the accounts relating to the Company’s affairs shall be audited subject to the requirements of applicable law and the Rules of the Designated Stock Exchange. The accounting principles shall be determined by the Directors by reference to the requirements (if any) of the Designated Stock Exchange, applicable law, regulation or the requirements of any regulatory authority of competent jurisdiction

26.4    Regulation 26.3 shall not apply if the Company is no longer admitted to trading on a Designated Stock Exchange. The Company may by both Ordinary Resolution of Shareholders and Resolution of Directors call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

26.5    The first auditors shall be appointed by Resolution of Directors and the subsequent auditors shall be appointed by Resolution of Directors.

26.6    Subject to Regulation 26.3, the auditors may be Shareholders, but no Director or other Officer shall be eligible to be an auditor of the Company during their continuance in office.

26.7    The remuneration of the auditors of the Company may be fixed by a Resolution of Directors.

26.8    The auditors shall examine each profit and loss account and balance sheet required to be laid before a general meeting of the Shareholders or otherwise given to Shareholders and shall state in a written report whether or not:

(a)       in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and

(b)       all the information and explanations required by the auditors have been obtained.

26.9    The report of the auditors shall be annexed to the accounts and shall be read at the general meeting at which the accounts are laid before the Company or shall be otherwise given to the Shareholders.

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26.10  All auditors of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and Officers such information and explanations as such auditors think necessary for the performance of the duties of the auditors.

26.11  The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Shareholders at which the Company’s profit and loss account and balance sheet are to be presented.

27     DIVIDENDS AND OTHER DISTRIBUTIONS

27.1    Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Act, these Articles and the Rules of the Designated Stock Exchange, the Directors may from time to time declare dividends (including interim dividends) and other Distributions and authorize payment of the same out of the funds of the Company lawfully available therefor, if they are satisfied, on reasonable grounds, that, immediately after the dividend or other Distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

27.2     Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

27.3    The Board may determine, before recommending or declaring any dividend, to set aside out of the funds legally available for distribution such sums as the Board thinks proper as a reserve or reserves which shall be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may, at the determination of the Board, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit.

27.4    Any dividend may be paid in any manner as the Board may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at their registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

27.5     The Board when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment either in cash or in specie and may determine the extent to which amounts may be withheld therefrom (including, without limitation, any taxes, fees, expenses or other liabilities for which a Shareholder (or the Company, as a result of any action or inaction of the Shareholder) is liable).

27.6    Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

27.7    If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

27.8    No dividend or other Distributions shall bear interest as against the Company and no dividend or other Distributions shall be paid on Treasury Shares.

28     CLOSING OF REGISTER OR FIXING RECORD DATE

28.1     For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend or other Distributions, or in order to make a determination as to who is a Shareholder for any other purpose, the Board may (subject to Sub-Regulation 28.2) provide that the Register of Members shall be closed for transfers for a stated period. If the Register of Members shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the register of members shall, subject to the Rules of the Designated Stock Exchange or any relevant securities laws, be so closed for such period as the Board shall determine.

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28.2    In lieu of or apart from closing the Register of Members, the Board may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend or other Distributions, the Directors may, subject to the Rules of the Designated Stock Exchange or any relevant securities laws, at or within 90 days prior to the date of declaration of such dividend or other Distributions, fix a subsequent date as the record date for such determination.

28.3    If the Register of Members is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend or other Distributions, the date on which notice of the meeting is posted or the date on which the Resolution of the Directors declaring such dividend or other Distributions is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in these Articles, such determination shall apply to any adjournment thereof.

29     NOTICES

29.1    Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it airmail or air courier service in a prepaid letter addressed to such Shareholder at their address as appearing in the Register of Members, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile should the Board deems it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

29.2    If permitted by the Rules of the Designated Stock Exchange, and other applicable laws, rules and regulations, any notice or document may also be served by the Company or by the Person entitled to give notice to any Shareholder by way of:

(a)       advertisement in newspapers for such period as the Board shall think fit; or

(b)       publishing it on the Company’s website.

29.3    Any notice or other document, if served by:

(a)       post, shall be deemed to have been served five (5) days after the time when the letter containing the same is posted; or

(b)       facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient; or

(c)       recognized courier service, shall be deemed to have been served forty-eight (48) hours after the time when the letter containing the same is delivered to the courier service; or

(d)       advertising on newspapers, shall be deemed to have been served immediately upon the advertisement appears on the designated newspapers; or

(e)       publication on the Company’s website, shall be deemed to have been served immediately upon the time of the publication of the notice on the Company’s website; or

(f)        electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

29.4    Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has

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notice of their death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless their name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under them) in the Share.

29.5    Notice of every general meeting of the Company shall be given to:

(a)       all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)       every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for their death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

30     VOLUNTARY LIQUIDATION

The Company may by Ordinary Resolution of Shareholders or, subject to section 199(2) of the Act, by Resolution of Directors appoint a voluntary liquidator.

31     NON-RECOGNITION OF TRUSTS

Subject to the proviso hereto, no Person shall be recognized by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register of Members, provided that, notwithstanding the foregoing, the Company shall be entitled to recognize any such interests as shall be determined by the Directors.

32     CONTINUATION

The Company may by Special Resolution of Shareholders and Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

33     DISCLOSURE

The Board, or any authorized service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register of Members and books of the Company.

34     FORUM FOR DISPUTES

34.1    Any dispute or difference between the Company and any of the Shareholders, or between the Shareholders inter se, which cannot be resolved amicably shall be referred to a sole arbitrator (the “Arbitrator”) and finally resolved by arbitration.

34.2    This Regulation shall apply to any dispute or difference arising out of, under or in connection with the Memorandum or these Articles or in relation to the rights or obligations of any Shareholder in his capacity as a member of the Company (whether arising by contract, under statute, at common law or in equity) (a “Dispute”).

34.3    Any party to the Dispute may serve a written notice on the other party(ies) to the Dispute that the Dispute must be resolved by arbitration. The parties to the Dispute shall then seek to agree the identity of and jointly appoint the Arbitrator. If the parties are unable to agree upon the identity of an arbitrator

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within 21 days of service of the written notice, the Arbitrator shall be appointed by the BVI International Arbitration Centre upon the request of either party. No person may act as Arbitrator (including as a replacement for an Arbitrator who ceases to act) where they have a conflict of interest or conflict of duty in relation to the Dispute.

34.4    The following provisions shall apply to the conduct of the arbitration:

(a)       the arbitration shall be held in Road Town, Tortola, British Virgin Islands and shall be conducted in English;

(b)       the arbitration shall be conducted in accordance with the BVI IAC Arbitration Rules 2016, the provisions of which shall be deemed to be incorporated into this Regulation, save that where those rules conflict with the express provisions of this Regulation, the express provisions of this Regulation shall prevail;

(c)       if any party fails to comply with any procedural order made by the Arbitrator, the Arbitrator shall have power to proceed in the absence of that party and deliver the award;

(d)       all of the provisions of Schedule 2 to the Arbitration Act 2013 shall apply; and

(e)       the seat of the arbitration shall be the British Virgin Islands irrespective of where the Arbitrator signs the award, and the proper law of the arbitration shall be British Virgin Islands law.

34.5    Regulations 34.1 to 34.4 will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

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ANNEX C

FORM OF AGBA GROUP HOLDING LIMITED SHARE AWARD SCHEME

1.      DEFINITIONS AND INTERPRETATION

1.1    In this Scheme, save where the context otherwise requires, the following expressions have the respective meanings set opposite them:

“Adoption Date”	the date on which this Scheme is approved and adopted by the Board;

“Articles”	the articles of association of the Company from time to time;

“Award”	an award of Shares by the Board to a Selected Grantee pursuant to Paragraph 5;

“Award Agreement(s)”	the award agreement(s) entered and to be entered into by the Company or the Trustee with the Selected Grantee(s) in relation to the grant of Award(s);

“Awarded Shares”	in respect of a Selected Grantee, such number of Shares determined by the Board and granted to such Selected Grantee;

“Board”	the board of Directors from time to time and such committee or such subcommittee or person(s) delegated with the power and authority by the board of directors of the Company to administer the Scheme;

“Business Day”	any day (other than Saturday or Sunday) on which banking institutions in Hong Kong are open generally for normal banking business;

“Company”	AGBA Group Holding Limited, a company incorporated in the British Virgin Islands and whose Shares are listed on the Stock Exchange (stock code: [•]);

“Directors”	the directors of the Company;

“Eligible Person”

any Employee or director of any member of the Group, or (subject to applicable laws and regulations) any consultant, advisor or independent contractor as may be designated as an Eligible Person at the Board’s discretion from time to time;

“Employee”	any person designated as an employee, whether full time or part time, of any member of the Group including any person deemed to be an employee pursuant to applicable laws and regulations;

“Excluded Grantee”

any Grantee who is resident in a place where the settlement of the Reference Amount and the award of the Awarded Shares and/or the award of the Returned Shares and/or the vesting and transfer of Shares pursuant to the terms of the Scheme is not permitted under the laws and regulations of such place or where in the view of the Board (as the case may be) compliance with applicable laws and regulations in such place make it necessary or expedient to exclude such Grantee;

“Grantee”	any Eligible Person;

“Group”	the Company and its Subsidiaries and “member of the Group” shall be construed accordingly;

“Hong Kong”	the Hong Kong Special Administrative Region of the People’s Republic of China;

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“HK$”	Hong Kong dollars, the lawful currency of Hong Kong;

“Incapacitated”

an individual shall be deemed to be “Incapacitated”, for purposes of this Scheme and the Trust Deed, upon the receipt by the Board of (a) a certificate signed by two medical practitioners qualified to assess such matters (a “Medical Certificate”) stating that such individual is unable to understand the nature or consequences of his actions because of accident, physical or mental deterioration or other similar cause or (b) a copy of the order or decree of a court of competent jurisdiction declaring such individual to be Incapacitated. Such Incapacity shall be deemed to continue unless or until the Board receives (i) in the case of any Incapacity resulting from the receipt of the Board a Medical Certificate, a certificate to the contrary signed by two medical practitioners qualified to assess such matters, or (ii) in the case of any judicially determined Incapacity, a copy of the order or decree of a court of competent jurisdiction declaring such individual no longer to be Incapacitated, and the terms “Incapacity”, “incapacitation”, etc. shall be construed accordingly;

“Listing Rules”	the Nasdaq Stock Market Rules;

“Partial Lapse”

the lapse of a part of an Award as a result of the occurrence of one of the following events: (i) a Selected Grantee is found to be an Excluded Grantee or (ii) a Selected Grantee fails to return duly signed transfer documents prescribed by the Trustee for the relevant Awarded Shares within the stipulated period;

“Reference Amount”

the reference value of the Awarded Shares awarded to a Selected Grantee, being the closing price of the Awarded Shares on the date of the Award plus, if relevant, brokerage fee, stamp duty, Stock Exchange trading fee, investor compensation levy and such other related purchase expenses of the Trustee attributable to the Awarded Shares;

“Reference Date”	the Business Day immediately prior to the date of instruction by the Board to the Trustee to purchase any Shares as Trust Shares;

“Related Income”

all bonus shares, scrip dividends, cash dividends and cash distributions derived from the Shares, but shall not include any nil-paid rights, warrants, options and/or non-cash distributions which are derived from the Shares or the net proceeds from any sale of such rights, warrants, options and/or non-cash distributions; and for the avoidance of doubt, shall not include any Residual Cash;

“Residual Cash”

being cash remaining in the Trust Fund (including interest income derived from deposits maintained with licensed banks in Hong Kong which have not been applied in the acquisition of Shares), where applicable;

“Returned Shares”

such Awarded Shares and their Related Income which have failed to vest in accordance with the terms of the Scheme (whether as a result of a Total Lapse or a Partial Lapse or otherwise), or which were forfeited in accordance with the terms of the Scheme, or such Shares being deemed to be Returned Shares pursuant to the terms of the Scheme and/or the Trust Deed;

“Scheme”	the “Share Award Scheme” constituted by the terms hereof, in its present form or as amended from time to time in accordance with the provisions hereof;

“Selected Grantee(s)”	Grantee(s) selected by the Board pursuant to Paragraph 5.1;

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“Shares”	ordinary shares in the capital of the Company;

“Stock Exchange”	the Nasdaq Capital Market;

“Subsidiary”

a company which is for the time being and from time to time a subsidiary of the Company (within the meaning given under Part 1 Division 4 of the Companies Ordinance (Chapter 622 of the Laws of Hong Kong)), whether incorporated in Hong Kong or elsewhere;

“Total Lapse”

the lapse of an Award as a result of (i) a Selected Grantee ceases to be a Grantee (including but not limited to cessation caused by dismissal with cause of a Selected Grantee by the Company but excluding cessation caused by the death or Incapacity of a Selected Grantee or the retirement of a Selected Grantee at his normal retirement date or earlier by agreement with the Company or the Subsidiary) or (ii) a Selected Grantee being convicted under the Prevention of Bribery Ordinance (Cap. 201) or (iii) the Subsidiary by which a Selected Grantee is employed or engaged ceases to be a subsidiary of the Company or (iv) an order for the winding-up of the Company is made or a resolution is passed for the voluntary winding-up of the Company (otherwise than for the purposes of, and followed by, a solvent amalgamation or reconstruction in such circumstances that substantially the whole of the undertaking, assets and liabilities of the Company pass to a successor company).

For the avoidance of doubt, if a Selected Grantee dies or becomes Incapacitated at any time prior to a Vesting Date or unless otherwise determined by the Board, all the Awarded Shares will be deemed to be vested on the day immediately prior to his or her death or the date on which the Board receives the Medical Certificate or copy of order or decree of a court confirming the Incapacity of the Selected Grantee, and if a Selected Grantee retires (in accordance with the relevant law and retirement policy of the Company from time to time) at any time prior to a Vesting Date, the Board shall have absolute discretion to determine whether the Awarded Shares shall vest and if so, the Vesting Date;

“Trust”	the trust constituted by the Trust Deed;

“Trust Deed”

a trust deed in relation to the appointment of the Trustee for the administration of the Scheme entered or to be entered into between the Company and the Trustee (as restated, supplemented and amended from time to time);

“Trust Fund”	the trust fund of the Trust;

“Trust Shares”

any Shares (i) issued by the Company to the Trustee from time to time; (ii) purchased by or on behalf of the Company and delivered to the Trustee subsequently; or (ii) purchased by or on behalf of the Trustee (at the request of the Company) out of cash in the Trust Fund from time to time;

“Trustee”	[•], and any additional or replacement trustees, being the trustee or trustees for the time being of the trusts declared in the Trust Deed; and

“Vesting Date”

in respect of a Selected Grantee, the date on which such Selected Grantee’s entitlement to the Awarded Shares accrues in accordance with the conditions imposed by the Board under Paragraph 5.5 or is deemed to have accrued under Paragraph 6.1.

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1.2      In this Scheme, save where the context otherwise requires:

(i)        the headings are inserted for convenience only and shall not limit, vary, extend or otherwise affect the construction of any provision of this Scheme;

(ii)       references to paragraphs are references to paragraphs of this Scheme;

(iii)      references to any statute or statutory provision shall be construed as references to such statute or statutory provision as respectively amended, consolidated or re-enacted, or as its operation is modified by any other statute or statutory provision (whether with or without modification), and shall include any subsidiary legislation enacted under the relevant statute;

(iv)      expressions in the singular shall include the plural and vice versa;

(v)       expressions in any gender or neuter shall include other genders and the neuter;

(vi)      references to persons shall include bodies corporate, corporations, partnerships, sole proprietorships, organizations, associations, enterprises, branches and entities of any other kind; and

(vii)     references to any document or agreement shall include that respective document or agreement as amended, novated, supplemented or replaced.

2.      PURPOSE OF THE SCHEME

2.1      The purposes of this Scheme are:

(i)        to recognize the contributions by the Grantees and to give incentives thereto in order to retain them for the continuing operation and development of the Group; and

(ii)       to attract suitable personnel for further development of the Group.

2.2      This Scheme document serves to set out the terms and conditions upon which the incentive arrangement for the Grantees shall operate.

3.      DURATION

Subject to any early termination as may be determined by the Board pursuant to Paragraph 10, the Scheme shall be valid and effective from the Adoption Date for a term of ten (10) years, after which period no further Awards shall be granted or accepted, but the provisions of the Scheme shall remain in full force and effect in order to give effect to the vesting of the Awards granted or accepted prior to the expiration of the period of the Scheme.

4.      ADMINISTRATION

4.1      The Scheme shall be subject to the administration of the Board in accordance with the terms stated herein and the terms of the Trust Deed.

4.2      The Trustee will hold the Shares and the income derived therefrom in accordance with the terms of the Trust Deed.

4.3      The Board may from time-to-time issue an implementation and operation manual for the Scheme.

5.      OPERATION OF THE SCHEME

5.1      The Board may, from time to time, at its absolute discretion select any Grantee (excluding any Excluded Grantee) for participation in the Scheme as a Selected Grantee. However, until so selected, no Grantee shall be entitled to participate in the Scheme.

5.2      Subject to Paragraph 7, the Board shall select Selected Grantee(s) and determine the number of Awarded Shares and inform the Trustee and the Selected Grantee(s) accordingly. The Board shall, at its discretion after having regard to the requirements under Paragraph 5.13, either:

(i)        having regard to paragraph 5.2(ii) below, cause to be issued to the Trustee such number of Shares as required by the Trustee from time to time to fulfil its obligations to transfer the Awarded Shares to the Selected Grantees upon vesting; and/or

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(ii)       having regard to paragraph 5.2(i) above, cause to be paid to the Trustee such amount as needed by the Trustee to purchase such number of Shares as required by the Trustee from time to time to fulfil its obligations to transfer the Awarded Shares to the Selected Grantees upon vesting.

5.3      Once the grant of Awards to a Selected Grantee has been approved by the Board, the Board shall immediately inform the Trustee of:

(i)        the name, address, identity card/passport number and position of the Selected Grantee, and whether the Selected Grantee is a related person of the Company;

(ii)       the number of Awarded Shares for the Selected Grantee; and

(iii)      the Vesting Date and the conditions for vesting.

5.4      Prior to granting any Awards to Selected Grantees, the Board shall either (i) ensure that the Trustee has sufficient Shares in the Trust Fund to satisfy all the Awards made by the Board, or (ii) put the Trustee in fund to purchase Shares, either from the market or off-market, to satisfy all the Awards made by the Board. The Trustee shall not agree to any Awards made by the Board until the Trustee is satisfied that it has sufficient amount of Trust Shares for the Trustee to implement the Award.

5.5      Awarded Shares held by the Trustee upon the Trust and which are referable to a Selected Grantee shall vest to that Selected Grantee in accordance with the vesting schedule determined at the discretion of the Board, provided that the Selected Grantee remains at all times after the grant of the Award and on each relevant Vesting Date(s) a Grantee. The Board may also, in its absolute discretion, determine the performance, operating and financial targets and other criteria, if any, to be satisfied by the Selected Grantee or the Company before the Awarded Shares can vest. The Company shall provide the Trustee with a copy of the vesting schedule (which shall show, for each Selected Grantee, the number of Awarded Shares prospectively vesting and actually vesting). For these purposes, unless otherwise notified by the Company in writing, the Trustee may treat the vesting schedule as conclusive of the matters shown in that schedule and that, the case of vested entitlements, the Selected Grantee in question remains a Grantee on the applicable Vesting Date (or any earlier deemed date under Paragraph 5.6). The Trustee is not required to make any enquiry as to whether each such vesting schedule is correct. The Related Income shall not vest to the Selected Grantee but shall become part of the Trust Fund and be applied in accordance with Paragraph 8.1.

5.6      Notwithstanding Paragraph 5.5, unless specified otherwise in the relevant Award Agreement, in respect of a Selected Grantee who died at any time prior to a Vesting Date, or who worked for the Company or a Subsidiary (as the case may be) for no less than [•] consecutive years and retired at his normal retirement date at any time prior to a Vesting Date, all the Awarded Shares of a Selected Grantee (or rights thereto) shall be deemed to be vested on the day immediately prior to his death or retirement at his normal retirement date.

5.7      In the event of the death of a Selected Grantee, the Trustee shall hold the vested Awarded Shares, and the rights thereto, (hereinafter referred to as “Benefits”) upon trust and, subject to the Trustee holding or if not holding acquiring such Awarded Shares within the Trust Fund, to transfer the same to the legal personal representatives of the deceased Selected Grantee (whose identity and contact details will be notified to the Trustee by the Board) and subject as aforesaid the Trustee shall hold the Benefits or so much thereof as shall not be transferred or applied under the foregoing powers within:

(i)        two (2) years of the death of the Selected Grantee (or such longer period as the Trustee and the Board shall agree from time to time); or

(ii)       the Trust Period (whichever is shorter),

upon trust to transfer the same to the legal personal representatives of the Selected Grantee or, if the Benefits would otherwise become bona vacantia, the Benefits shall be forfeited and cease to be transferable and such Benefits shall be held as Returned Shares for the purposes of the Scheme. Notwithstanding the foregoing, the Benefits held upon the trusts hereof shall until transfer is made in accordance herewith be retained and may be invested and otherwise dealt with by the Trustee in every way as if they had remained

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part of the Trust Fund. The Trustee shall treat information provided to it as to the death of any Selected Grantee and the identity and contact details of their personal representative as conclusive and without being required to be made any enquiry that such information is correct.

5.8      Save as provided in Paragraph 5.6 or otherwise specified in the relevant Award Agreement, in the event of a Total Lapse, then unless the Board shall decide otherwise, all the Awarded Shares of such Award shall not vest on the relevant Vesting Date but shall become Returned Shares for the purposes of the Scheme.

5.9      In the event of a Partial Lapse, the relevant part of an Award made to such Selected Grantee shall, unless the Board otherwise agree, lapse and the relevant Awarded Shares shall not vest on the relevant Vesting Date but shall become Returned Shares for the purposes of the Scheme.

5.10    Except in the circumstances of a Total Lapse,

(i)        barring any unforeseen circumstances, unless otherwise agreed between the Board and the Trustee, at least ten (10) Business Days before the relevant Vesting Date, the Board shall confirm with the Trustee the list of Selected Grantees who have fulfilled all vesting conditions (if any) and the number of Awarded Shares to be vested on each Selected Grantee;

(ii)       the Board shall also instruct the Trustee to send to the relevant Selected Grantees referred to in Paragraph 5.10(i) (via the Company) a vesting notice together with such prescribed transfer documents which require such Selected Grantees to effect the vesting and transfer of the Awarded Shares; and

(iii)      subject to the receipt by the Trustee of transfer documents prescribed by the Trustee and duly signed by the Selected Grantees, other documents and information requested by the Trustee (if any) and a confirmation from the Company that all vesting conditions having been fulfilled, the Trustee shall:

(a)       transfer the relevant Trust Shares as Awarded Shares to the relevant Selected Grantee by way of delivery of the physical share certificates; or

(b)       transfer the relevant Trust Shares as Awarded Shares to the relevant Selected Grantee by depositing the Trust Shares into the relevant brokerage account held by the Selected Grantee.

5.11    Any Award made hereunder shall be personal to the Selected Grantee to whom it is made and shall not be assignable and no Selected Grantee shall in any way sell, transfer, charge, mortgage, encumber or create any interest in favor of any other person over or in relation to the Awarded Shares referable to him pursuant to such Award or the Related Income or any of the Returned Shares under the Scheme.

5.12    For the avoidance of doubt:

(i)        a Selected Grantee shall only have a contingent interest in the Awarded Shares which are referable to such Selected Grantee subject to the vesting of such Shares in accordance with Paragraph 5.5;

(ii)       a Selected Grantee shall have no rights in the Residual Cash, the Related Income or any of the Returned Shares;

(iii)      no instructions may be given by a Selected Grantee to the Trustee in respect of the Awarded Shares, and such other properties of the Trust except when the Award becomes vested;

(iv)      the Trustee shall not exercise the voting rights in respect of any Shares held under the Trust (including but not limited to the Trust Shares, the Related Income and the Returned Shares). All other rights and powers in respect of any Shares held under the Trust (including but not limited to the Trust Shares, the Related Income and the Returned Shares) shall be exercised by the Trustee in accordance with the instructions of the Company;

(v)       a Selected Grantee shall have no rights in any fractional share arising out of consolidation of Shares (such Shares shall be deemed as Returned Shares for the purposes of the Scheme);

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(vi)      in the event a Selected Grantee ceases to be eligible pursuant to Paragraph 5.8 on the relevant Vesting Date, the award of the Awarded Shares in respect of the relevant Vesting Date shall, unless the Board otherwise agree, lapse and all the unvested Awarded Shares shall not vest on the relevant Vesting Date and the Selected Grantee shall have no claims against the Company or the Trustee; and

(vii)     in the case of the death of a Selected Grantee, the Benefits shall be forfeited if no transfer of the Benefits to the legal personal representatives of the Selected Grantee is made within the period prescribed in Paragraph 5.7, the legal personal representatives of the Selected Grantee shall have no claims against the Company or the Trustee.

5.13    No Award shall be made by the Board pursuant to Paragraph 5.2 and no assets shall be delivered or made to the Trustee and no instructions to deal in the Trust Shares shall be given to the Trustee under the Scheme where any such dealing at that time would cause the Company or any Subsidiary or any Grantee to be in breach of any applicable law, rules or regulations, from time to time.

5.14    In respect of the administration of the Scheme, the Company shall comply with all applicable laws, codes or regulations including without limitation those imposed by the Listing Rules from time to time.

5.15    The deemed cash income of an Awarded Share as described in Paragraphs 6.2, 6.3, 6.4and 6.6 shall be applied to defray the fees, costs and expenses of the Trust and the remainder will be treated as income of the Trust Fund.

6.      TAKEOVER, RIGHTS ISSUE, OPEN OFFER, SCRIP DIVIDEND SCHEME, ETC

6.1      If there occurs an event of change in control of the Company, whether by way of consummation of an offer, merger, scheme of arrangement or otherwise, the Board shall have the discretion to decide whether the Awarded Shares shall vest or lapse on the date when such change of control event becomes or is declared unconditional. On the occurrence of a change of control event and the Board has decided that the Awarded Shares should be vested, the Board shall instruct the Trustee in writing the number of Awarded Shares to be vested on each Selected Grantee and the Trustee shall send to each Selected Grantees via the Company a vesting notice together with such prescribed transfer documents which require such Selected Grantee to effect the vesting and transfer of the Trust Shares as Awarded Shares. Subject to the receipt by the Trustee of duly executed prescribed transfer documents, the Trustee shall transfer the Trust Shares as Awarded Shares to the Selected Grantees. For the purpose of this Paragraph 6.1, “control” shall mean a holding, or aggregate holdings, of 30% or more of the voting rights of the Company, irrespective of whether that holding or holdings gives de facto control.

6.2      In the event the Company undertakes an open offer of new securities in respect of any Shares which are held by the Trustee under the Scheme, the Board shall instruct the Trustee as to whether or not to subscribe for any new Shares. If the Board instructs the Trustee to subscribe for new Shares under the open offer, the Company shall provide the Trustee with the necessary funding for the subscription. In the event of a rights issue, the Board shall instruct the Trustee as to whether or not to take up any rights Shares. If the Board instructs the Trustee to take up any rights Shares, the Company shall provide the Trustee with the necessary funding. Should the Board instruct the Trustee not to take up any rights Shares, the Board shall direct the Trustee to sell such amount of the nil-paid rights allotted to it during a specific period and at a specific price range as instructed by the Company and the net proceeds of sale of such rights shall, unless otherwise instructed by the Company, be held as income of the Trust Fund and be applied in accordance with Paragraph 5.15.

6.3      In the event the Company issues bonus warrants in respect of any Shares which are held by the Trustee, the Board shall instruct the Trustee as to whether or not to subscribe for any new Shares by exercising any of the subscription rights attached to the bonus warrants. If the Board instructs the Trustee to subscribe for new Shares pursuant to the bonus warrants, the Company shall provide the Trustee with the necessary funding for the subscription. Should the Board instruct the Trustee not to exercise the subscription rights, the Board shall direct the Trustee to sell the bonus warrants created and granted to it during a specific period and at a specific price range as instructed by the Company and the net proceeds of sale of such bonus warrants shall, unless otherwise instructed by the Company, be held as income of the Trust Fund and be applied in accordance with Paragraph 5.15.

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6.4      In the event the Company undertakes a scrip dividend scheme, the Board shall instruct the Trustee as to the election of scrip dividend or cash dividend. If there is an election for scrip dividend, it will be treated as Related Income and held by the Trustee in accordance with Paragraph 8.1. If there is an election for cash dividend, unless otherwise instructed by the Company, it will be treated as income of the Trust Fund and be applied in accordance with Paragraph 5.15.

6.5      In the event that the Company undertakes a consolidation of the Shares, all fractional shares arising out of such consolidation in respect of the Trust Shares shall be deemed as Returned Shares for the purposes of the Scheme and shall not be transferred to the relevant Selected Grantee on the relevant Vesting Date.

6.6      In the event of other non-cash and non-scrip distributions made by the Company in respect of Shares held upon the Trust, the Board shall direct the Trustee whether or not to dispose of such distribution. Should the Board instruct the Trustee to dispose of such distribution at a price agreed by the Company, unless otherwise instructed by the Company, the net sale proceeds thereof shall be deemed as income of the Trust Fund and shall be applied in accordance with Paragraph 5.15.

7.      SCHEME LIMIT AND ALTERATIONS

7.1      The maximum number of Shares available for Award under the Scheme shall be determined by the Board from time to time.

7.2      Notwithstanding Paragraph 7.1, the Board shall not make any further award of Awarded Shares which will result in the number of Shares awarded by the Board under the Scheme representing in excess of twenty (20) per cent. of the issued share capital of the Company from time to time.

7.3      The maximum number of Shares which may be subject to an award or awards to a Selected Grantee during any 12-month period shall not in aggregate exceed such number of Shares as permitted by applicable laws and regulations and, in the absence of a maximum number permitted by applicable laws and regulations, such number as determined by the Board from time to time.

7.4      The Scheme may be amended in any respect by a resolution of the Board provided that no such amendment shall operate to affect materially and adversely any subsisting rights of any Selected Grantee hereunder except with:

(i)        the consent in writing of Selected Grantees whose Awarded Shares amount to three-fourths (3/4) in nominal value of all Shares held by the Trustee on that date; or

(ii)       the sanction of a resolution at a meeting of Selected Grantees passed by not less than three-fourths (3/4) of the votes cast by Selected Grantees entitled to vote at the meeting.

7.5      For any meeting of Selected Grantees referred to in Paragraph 7.4 all the provisions of the Articles as to general meetings of the Company shall mutatis mutandis apply as though the Shares then held by the Trustee on behalf of Selected Grantees were a separate class of shares forming part of the share capital of the Company except that:

(i)        not less than 7 days’ notice of such meeting shall be given;

(ii)       a quorum at any such meeting shall be any two Selected Grantees present in person or by proxy unless at the time of such meeting there is only one Selected Grantee in which case a quorum shall be one Selected Grantee present in person or by proxy;

(iii)      every Selected Grantee present in person or by proxy at any such meeting shall be entitled on a show of hands to one vote, and on a poll, to one vote for each Awarded Share proposed to be awarded to him and held by the Trustee;

(iv)      any Selected Grantee present in person or by proxy may demand a poll; and

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(v)       if any such meeting is adjourned for want of a quorum such adjournment shall be to such date and time not being less than 7 or more than 14 days thereafter and to such place as may be appointed by the chairman of the meeting. At any adjourned meeting those Selected Grantees who are then present in person or by proxy shall form a quorum and at least 7 days’ notice of any adjourned meeting shall be given in the same manner as for an original meeting and such notice shall state that those Selected Grantees who are then present in person or by proxy shall form a quorum.

7.6      In respect of any proposed alterations to the advantage of the Selected Grantee and where the Board considers necessary, such proposed alterations shall be approved by the Board.

8.      RELATED INCOME AND RETURNED SHARES

8.1      The Trustee shall hold the Related Income which is in the form of Shares and the Returned Shares exclusively for the benefit of all or one or more of the Grantees (including future Grantees but excluding any Excluded Grantee).

8.2      The Trustee may upon instructions by the Company:

(i)        allocate such Related Income and Returned Shares as Awarded Shares to any Selected Grantees; or

(ii)       sell such Related Income and Returned Shares, in which case the net sale proceeds thereof shall be deemed as income of the Trust Fund and shall be applied in accordance with Paragraph 5.15.

9.      DISPUTES

9.1      The Board shall have the full rights and powers to interpret the Scheme, the vesting conditions set forth in the offer letter issued to the Selected Grantee and any matters in relation to the Scheme.

9.2      Any dispute arising in connection with the Scheme shall be referred to the decision of the Board who shall act as experts and not as arbitrators and whose decision shall be final and binding.

10.    TERMINATION

10.1    The Scheme shall terminate on the earlier of:

(i)        the tenth (10th) anniversary of the Adoption Date; and

(ii)       such date of early termination as determined by the Board

provided that such termination shall not affect any subsisting rights of any Selected Grantee hereunder.

10.2    Upon termination, the Trustee shall:

(i)        subject to the receipt of the transfer documents prescribed by the Trustee and duly signed by the Selected Grantee within the period stipulated by the Trustee, transfer the Awarded Shares which shall vest on the expiry of the Trust Period (for this purpose, all unvested Awarded Rights shall become vested on the Selected Grantee so referable on such date of termination save in respect of the Total Lapse);

(ii)       sell or otherwise dispose of all the Trust Shares (which are unvested), the Related Income in the form of Shares, the Returned Shares and all such non-cash income remaining in the Trust Fund, within thirty (30) Business Days of the date of termination of the Scheme, to the extent permissible by the prevailing market conditions; and

(iii)      forthwith after the sale referred to in Paragraph 10.2(ii), remit or transfer to the Company the Residual Cash and the net proceeds of sale referred to in Paragraph 10.2(ii) hereof and such other funds remaining in the Trust (after making appropriate deductions in respect of all disposal costs, liabilities and expenses in accordance with the Trust Deed).

10.3    For the avoidance of doubt, the temporary suspension of the granting of any Award shall not be construed as a decision to terminate the operation of the Scheme.

Annex C-9

11.    MISCELLANEOUS

11.1    The Scheme shall not form part of any contract of service or employment between the Company or any Subsidiary and any Grantee, and the rights and obligations of any Grantee under the terms of such Grantee’s office or employment shall not be affected by such Grantee’s participation in the Scheme or any right which such Grantee may have to participate in it and the Scheme shall afford such Grantee no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason.

11.2    The grants of an Award on a particular basis in any year does not create any right to or expectation of the grant of Awards on the same basis, or at all, in any future year. Participation in the Scheme does not imply any right to participate, or to be considered for participation in any later operation of the Scheme. Subject to any applicable legislative requirement, any Award will not be regarded as remuneration for pensions purposes or for the purposes of calculating payments on termination of employment.

11.3    The Board shall not be obliged to arrange the transfer of any Shares within the prescribed time as specified in Paragraph 5 following an Award, if to do so would breach any applicable law or regulation or otherwise would require the Board and/or the Company to comply with additional requirements which are, in the reasonable opinion of the Board, unduly onerous or burdensome.

11.4    The Company shall bear the costs of establishing and administering the Scheme, including, for the avoidance of doubt, costs arising from communication as referred to in Paragraph 11.5, expenses incurred in the purchase of Shares by the Trustee and stamp duty and normal registration fees (i.e., not being fees chargeable by the share registrar of any express service of registration) in respect of the transfer of Shares to Selected Grantees on the relevant Vesting Date. For the avoidance of doubt, the Company shall not be liable for any tax or expenses of such other nature payable on the part of any Grantee in respect of any vesting or transfer of Shares.

11.5    Any notice or other communication between the Company and the Trustee may be given by sending the same by prepaid post or by personal delivery to, the Company’s or the Trustee’s principal place of business in Hong Kong or such other address as notified by from time to time by the party receiving such notice or communication to the sending party.

11.6    Any notice or other communication served by post shall be deemed to have been served twenty-four (24) hours after the same was put in the post.

11.7    The Company shall not be responsible for any failure by any Grantee to obtain any consent or approval required for such Grantee to participate in the Scheme as a Selected Grantee or for any tax, duty, expenses, fees or any other liability to which such Grantee’s may become subject as a result of such Grantee’s participation in the Scheme.

11.8    This Scheme shall not confer on any person any legal or equitable rights (other than those constituting the Awards themselves) against the Company or the Trustee directly or indirectly or give rise to any cause of action at law or in equity against the Company or the Trustee.

11.9    By participating in this Scheme the Selected Grantee consents to the holding and processing of personal data provided by the Selected Grantee to the Company for all purposes relating to the operation of this Scheme. These include, but are not limited to:

(i)        administering and maintaining the Selected Grantee records;

(ii)       providing information to the Trustee, legal advisers, registrars, brokers or third-party administrators of this Scheme;

(iii)      providing information to future purchasers of the Company or the business in which the Selected Grantee works; or

(iv)      transferring information about the Selected Grantee to a country or territory outside Hong Kong.

Annex C-10

11.10  Each and every provision hereof shall be treated as a separate provision and shall be severally enforceable as such and in the event of any provision or provisions being or becoming unenforceable in whole or in part. To the extent that any provision or provisions are unenforceable they shall be deemed to be deleted from these rules of the Scheme, and any such deletion shall not affect the enforceability of the rules of the Scheme as remain not so deleted.

12.    GOVERNING LAW

12.1    The Scheme shall operate subject to the Articles and any applicable law.

12.2    The Scheme shall be governed by and construed in accordance with the laws of Hong Kong.

Annex C-11

PRELIMINARY COPIES

PROXY CARD

AGBA ACQUISITION LIMITED
Room 1108, 11th Floor, Block B
New Mandarin Plaza, 14 Science Museum Road
Tsimshatsui East, Kowloon, Hong Kong

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AGBA ACQUISITION LIMITED

The undersigned hereby appoints Gordon Lee and Vera Tan as proxies (the “Proxies”), and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all ordinary shares of AGBA Acquisition Limited (“AGBA”) held of record by the undersigned on [•], 2022, at the Extraordinary General Meeting of Shareholders (“Extraordinary Meeting of Shareholders”) to be held on [•], 2022, or any postponement or adjournment thereof. Due to the public health concerns relating to the COVID-19 pandemic, after careful consideration, AGBA has determined that the Extraordinary Meeting of Shareholders will be a virtual meeting conducted exclusively via live webcast to facilitate shareholder attendance and participation while safeguarding the health and safety of AGBA’s shareholders, board of directors and management. To register and receive access to the virtual meeting, shareholders of record and beneficial owners (those holding shares through a bank, broker or other nominee) will need to follow the instructions applicable to them provided in the proxy statement. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Extraordinary Meeting of Shareholders, or any postponement or adjournment thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary Meeting of Shareholders.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 6 BELOW. THE AGBA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

(1)    Proposal No. 1 — The Business Combination Proposal — to approve and adopt, assuming each of the Amendment Proposal and the Nasdaq Proposal is approved and adopted, the Business Combination Agreement, dated as of November 3, 2021, as amended on November 18, 2021, January 4, 2022, and May 4, 2022, and as may be further amended, supplemented or otherwise modified from time to time (the “Business Combination Agreement”), by and among AGBA, TAG International Limited (“B2B”), TAG Asset Partners Limited (“B2BSub”), OnePlatform International Limited (“HKSub”), OnePlatform Holdings Limited (“OPH”), TAG Asia Capital Holdings Limited (“Fintech”) and TAG Holdings Limited (“TAG”), pursuant to which AGBA will, through an acquisition merger, become the beneficial owner of all of the issued and outstanding shares and other equity interests in and of each of OPH and Fintech, a copy of which is attached to this proxy statement as Annex A, Annex A-1, Annex A-2, and Annex A-3.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)    Proposal No. 2 — The Amendment Proposal — to approve and adopt, assuming the Business Combination Proposal is approved and adopted, the Fifth Amended and Restated Memorandum and Articles of Association of AGBA, a copy of which is attached to this proxy statement as Annex B:

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)    Proposal No. 3 — The Governance Proposals — to approve, assuming the Amendment Proposal is approved and adopted, on a non-binding advisory basis, six separate proposals with respect to certain governance provisions in the Fifth Amended and Restated Memorandum and Articles of Association of AGBA.

Proposal 3A — Special Resolution of Shareholders — to introduce the concept of special resolutions of shareholders, being certain matters requiring approval by a majority of 75% or greater of the votes of the shares cast by such shareholders entitled to vote.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3B — Ability to Requisition General Meetings — to increase the threshold of shareholders required to convene a general meeting by written request from 10% to 30%.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3C — Forum for Disputes — to include a provision calling for the courts of the British Virgin Islands to act as the forum for all claims or disputes arising out the AGBA’s memorandum and articles of association or otherwise related to each shareholder’s shareholding, except that such forum provision will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act of 1933, Exchange Act of 1934, or any claim for which the federal district courts of the United States are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3D — Director Removals — to update the director removal provisions to allow for removal of directors, with or without cause, only by ordinary resolution of shareholders, as opposed to with or without cause by (i) the approval of 75% of the shareholders, or (ii) resolution of directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3E — Amendment to the Memorandum and Articles — to update the charter amendment provision, so that the memorandum and articles may be amended only by a special resolution of shareholders, as opposed to by ordinary resolutions of shareholders or resolutions of directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3F — Increase in Authorized Shares — to increase the authorized share capital of the company from 100 million ordinary shares to 200 million ordinary shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)    Proposal No. 4 — The Nasdaq Proposal — to approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with applicable listing rules of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 20% of the issued and outstanding shares of AGBA’s ordinary shares in connection with (i) the terms of the Business Combination Agreement, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and 5635(b), and (ii) the issuance and sale of AGBA’s ordinary shares in a private placement transaction, as required by Nasdaq Listing Rule 5635(d).

☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)    Proposal No. 5 — The Share Award Scheme Proposal — to approve, assuming the Business Combination Proposal is approved and adopted, the adoption of the AGBA Group Holding Limited Share Award Scheme (the “Share Award Scheme”), for the purpose of providing a means through which to attract, motivate, and retain personnel and to provide a means whereby our employees can acquire and maintain an equity interest in us, thereby strengthening their commitment to our welfare and aligning their interests with those of our shareholders.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(6)    Proposal 6 — The Business Combination Adjournment Proposal — in the event there are not sufficient votes for the Business Combination Proposal, or otherwise in connection with, the adoption of the Business Combination Agreement and the transactions contemplated thereby, AGBA’s board of directors may adjourn the extraordinary general meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below ☐

SHAREHOLDER’S SIGNATURE

Signature of Shareholder	Date
Address

Signature of Shareholder	Date
Address

Note: Please sign exactly as your name or names appear on this proxy. When ordinary share is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!